UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ. MetLife Advisers, LLC 501 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

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Metropolitan Series Fund, Inc. Artio International Stock Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Artio International Stock Portfolio returned 7.21%, 6.86%, and 7.04%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-U.S.) Index1, returned 11.15%.

MARKET ENVIRONMENT/CONDITIONS

While on the surface, returns for broad international equity indices might suggest a somewhat uneventful year, 2010 provided bouts of extreme optimism and pessimism as the global economy worked through a long list of challenges. With the notable exception of several European countries, most equity markets marched higher with the emerging world outpacing developed markets. Japan had a surprisingly strong year; however, this was largely due to a near 13% surge in the Yen versus the U.S. Dollar. In local currency terms, the Japanese market was flat.

From an investment perspective, for the twelve months ended December 31, 2010, the global picture had grown clearer even as the noise had become louder. In the midst of the financial crisis, policy makers around the globe followed large-scale monetary and fiscal stimuli to avert a feared global depression. With their finances in shambles and their economies too reliant on stimuli, governments had no clear exit strategy. We approached this binary situation with caution, aware that unacceptably high risks would accompany any aggressive positioning of the Portfolio. However, midway through the period, exit strategies became clear in most key economies.

U.S. policy makers’ strategy appears to continue to provide additional fiscal and monetary stimuli until self-sustaining economic growth has been reached, while ignoring the global imbalances for now and focusing on creating jobs and weakening the dollar to stimulate exports. The U.K. entered into a more fiscally prudent direction after elections in May 2010, which put Conservatives at the helm of government. In the euro zone, the Euro and sovereign debt crisis have forced many members into harsh austerity programs.

The U.S. expansionary policy is extremely beneficial to gold, commodities, and emerging economies. In our opinion, the austerity policies being followed by many governments in Europe could depress earnings prospects of companies focused on European demand.

Adding to the clarity is the change from a G7 to a G20 platform for solving global economic problems. We believe this shift reduces the risk for dramatic change in policies or rising conflicts—the increased number of voices at the table makes it more difficult and time consuming to arrive at a consensus for change.

PORTFOLIO REVIEW/CURRENT POSITIONING

Developed Markets

The Portfolio’s overweight to the Consumer Staples sector and underweight to the Financials sector were the primary detractors from the Portfolio’s performance. The Portfolio’s underweight to the euro zone banks had a negative impact on performance, particularly in July, when the results of the region’s stress tests and release of new Basel III capital requirements had been seen as victories for the banking industry. At the start of 2010, European banks’ exposure to sovereign debt issued by the PIIGS (Portugal, Italy, Ireland, Greece, and Spain) countries stood at about 1.8 trillion Euros—roughly twice the market value of their equity. The Portfolio suffered during periods in which the risk trade swung in favor of Financials, such as from March to June of 2009 and following the bank “stress tests” in July of 2010. We’ve taken steps to attempt to mitigate some of the short-term risks of this position by reducing the magnitude of our underweight position as the markets moved against us. Nonetheless, we remain cautious on the sector as we have believed many of these banks cannot remain solvent without even more extraordinary government interventions. At year-end, we remained underweight to attempt to mitigate the risks for our investors.

The Portfolio’s underweight to Japan hurt performance. The decision to underweight Japanese equities proved correct; however, given the strong performance of the Yen versus the U.S. Dollar, the overall impact was negative. Japan remains a slow growth story plagued by an aging population and very high levels of government debt. Its national debt is already more than twice its GDP with far more debt issuance expected in the coming year. We believe that Japanese banks, which hold the lion’s share of this debt in the form of Japanese Government Bonds, could face daunting financial challenges if Japanese sovereign credit comes into question.

The overweight to the Materials sector, particularly precious metals and mining stocks, had a positive impact on the Portfolio’s performance. The fast pace of urbanization and industrialization in emerging markets, especially China, is driving robust demand for all types of commodities. In fact, demand is so strong that we are beginning to see supply straining to satisfy the global hunger for energy, materials and agricultural products despite subdued economic activity in the developed world. Our focus is on strategically important metals with what we deem to be the best demand characteristics and companies that have low finding costs and extensive reserves. Gold mining is an example, given the current environment of competitive currency devaluations and large-scale U.S. quantitative easing. As investors have grown increasingly uneasy with the perceived value of paper money, the demand for gold, the historical alternate to paper currencies, has accelerated.

The overweight to the developed market Consumer Discretionary and Industrials sectors had a positive impact on annual results as did the underweight to Utilities.

MSF-2

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

Emerging Markets

Our overweight to the Financial sector throughout the emerging markets region detracted from the Portfolio as well as our positioning in China. China’s move to curtail inflationary pressures by increasing reserve requirements and raising interest rates led to concerns over the country’s growth outlook, and in turn, underperformance of some of our Chinese investments. While our strategic view of China’s export-led growth model had for many years kept us out of that market, government policies have turned decisively over the past year in favor of economic growth fueled by growing domestic consumption—a trend we have identified in varying degrees within many emerging countries. This has led us to focus our efforts in emerging Asia and on identifying Chinese and other Asian companies that will be able to consolidate their positions within their burgeoning domestic consumer markets.

Several Hong Kong-listed stocks with activities geared to mainland China also underperformed. Stock selection in India detracted from the Portfolio, particularly several steel-oriented companies.

Our overweight positions in Russia and Taiwan contributed positively throughout the year. Our positioning reflects both our strategic view of each country’s macro-environment, as well as our analysis of individual companies and industries.

Despite the increased political noise of the past several years, the direction of market trends became increasingly apparent throughout 2010, enabling us to position the Portfolio with greater conviction.

Richard Pell

Rudolph-Riad Younes

Portfolio Managers

Artio Global Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Artio International Stock Portfolio
Class A	7.21	-1.22	0.96	—
Class B	6.86	-1.46	—	3.52
Class E	7.04	-1.37	—	1.74
MSCI All Country World (ex-U.S.) Index	11.15	4.82	5.54	—

1 The Morgan Stanley Capital International All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/91, 5/1/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Rio Tinto plc	3.0
Xstrata plc	2.6
HTC Corp.	2.6
Hang Lung Properties, Ltd.	2.5
Market Vectors Gold Miners ETF	2.5
Sberbank	2.2
BHP Billiton plc	2.0
Barrick Gold Corp.	1.7
Lloyds Banking Group plc	1.7
Fraport AG	1.5

Top Countries

% of Net Assets
United Kingdom	18.0
Japan	8.4
Germany	7.2
Hong Kong	6.6
France	6.0
India	5.8
Canada	5.6
Cayman Islands	4.1
Switzerland	3.9
Netherlands	3.7

MSF-4

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Artio International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.91%	$1,000.00	$1,221.50	$5.10
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.63

Class B(a)	Actual	1.16%	$1,000.00	$1,219.30	$6.49
	Hypothetical*	1.16%	$1,000.00	$1,019.29	$5.90

Class E(a)	Actual	1.06%	$1,000.00	$1,219.80	$5.93
	Hypothetical*	1.06%	$1,000.00	$1,019.80	$5.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—93.8% of Net Assets

Security Description	Shares	Value*

Australia—2.1%
Asciano Group	1,540,577	$2,508,193
MAp Group	3,150,369	9,636,204
Newcrest Mining, Ltd.	383,938	15,881,846

		28,026,243

Austria—1.1%
Erste Group Bank AG	314,783	14,826,375

Bermuda—1.9%
Aquarius Platinum, Ltd. (AUD)	23,195	126,510
China Yurun Food Group, Ltd. (HKD)	2,675,000	8,840,743
Kerry Properties, Ltd. (HKD)	342,500	1,772,573
Li & Fung, Ltd. (HKD)	2,382,000	13,915,016

		24,654,842

Brazil—1.5%
All America Latina Logistica S.A.	556,275	5,028,290
Amil Participacoes S.A. (b)	87,949	943,318
Diagnosticos da America S.A. (b)	101,149	1,370,078
Hypermarcas S.A. (b)	914,510	12,415,171

		19,756,857

Canada—5.5%
Barrick Gold Corp.	435,335	23,248,211
First Quantum Minerals, Ltd. (a)	80,733	8,765,622
Goldcorp, Inc. (a)	157,867	7,281,530
Ivanhoe Mines, Ltd. (b)	340,904	7,882,570
Pan American Silver Corp. (a)	38,556	1,586,505
Potash Corp. of Saskatchewan, Inc.	35,421	5,499,923
Silver Wheaton Corp. (b)	312,001	12,226,600
Teck Resources, Ltd.	113,921	7,076,685

		73,567,646

Cayman Islands—4.1%
Baidu, Inc. (ADR) (a) (b)	107,357	10,363,171
Belle International Holdings, Ltd. (HKD)	5,176,000	8,720,420
Ctrip.com International, Ltd. (ADR) (a)	148,410	6,003,185
Geely Automobile Holdings, Ltd. (HKD)	7,085,000	3,067,698
Golden Eagle Retail Group, Ltd. (HKD) (a)	2,282,000	5,603,234
Intime Department Store Group Co., Ltd. (HKD) (a)	3,309,000	4,879,388
Lonking Holdings, Ltd. (HKD)	2,309,000	1,274,100
Sands China, Ltd. (HKD) (b)	2,232,400	4,928,263
Sany Heavy Equipment International Holding, Ltd. (HKD) (a)	399,000	591,249
The United Laboratories International Holdings, Ltd. (HKD)	656,000	1,346,483
Tingyi Cayman Islands Holding Corp. (HKD) (a)	2,518,000	6,507,206
Wynn Macau, Ltd. (HKD) (b)	805,600	1,798,457

		55,082,854

China—2.4%
Anhui Conch Cement Co., Ltd.	436,000	2,043,234
Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd. (b)	564,800	1,275,900

Security Description	Shares	Value*

China—(Continued)
China Construction Bank Corp.	17,295,480	$15,550,016
China National Building Material Co., Ltd.	816,000	1,867,523
Dongfang Electric Corp., Ltd.	138,800	688,150
Dongfeng Motor Group Co., Ltd.	2,232,000	3,842,637
Lianhua Supermarket Holdings Co., Ltd.	476,000	2,273,608
Weichai Power Co., Ltd. (a)	114,000	701,887
Wumart Stores, Inc. (a)	1,630,000	4,025,845

		32,268,800

Denmark—1.6%
Carlsberg A/S (Class B)	69,011	6,921,810
Novo Nordisk A/S	109,329	12,333,044
Pandora A/S (b)	38,994	2,354,913

		21,609,767

Finland—1.1%
Fortum Oyj	97,086	2,951,977
Kesko Oyj	34,648	1,621,790
Outotec Oyj	35,276	2,182,380
Stora Enso Oyj	472,539	4,868,367
UPM-Kymmene Oyj	165,775	2,937,351

		14,561,865

France—6.0%
Aeroports de Paris	41,079	3,249,953
BNP Paribas	131,352	8,404,364
Carrefour S.A.	80,984	3,348,500
CFAO S.A.	100,130	4,371,062
Cie Generale d’Optique Essilor International S.A.	118,232	7,626,526
Danone	177,724	11,188,239
Eutelsat Communications S.A.	82,093	3,012,704
lliad S.A. (a)	13,533	1,476,086
LVMH Moet Hennessy Louis Vuitton S.A.	120,187	19,807,591
Pinault-Printemps-Redoute S.A.	48,085	7,667,488
Schneider Electric S.A. (a)	33,273	4,992,653
Sodexho	39,493	2,729,449
Technip S.A.	24,156	2,239,801

		80,114,416

Germany—6.2%
Bayerische Motoren Werke AG	63,489	5,000,734
Beiersdorf AG	32,192	1,790,233
Bilfinger Berger AG	30,714	2,601,604
Daimler AG	243,258	16,521,580
Deutsche Boerse AG	44,255	3,069,946
Fraport AG	324,444	20,500,973
Fresenius SE	127,649	10,734,707
HeidelbergCement AG	39,733	2,497,057
Henkel AG & Co. KGaA	5,772	298,568
MAN AG	129,080	15,381,550
Metro AG	23,099	1,666,807
Siemens AG	25,182	3,124,650

		83,188,409

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Greece—0.4%
Coca-Cola Hellenic Bottling Co. S.A.	226,037	$5,865,085

Hong Kong—6.6%
BOC Hong Kong Holdings, Ltd.	4,728,000	16,149,409
China Merchants Holdings International Co., Ltd.	1,152,468	4,550,117
China Resources Enterprise, Ltd.	2,465,000	10,076,562
Hang Lung Properties, Ltd.	7,099,000	33,010,692
Hong Kong Exchanges & Clearing, Ltd.	836,000	18,912,457
Sinotruk Hong Kong, Ltd. (a)	609,000	621,908
Wharf Holdings, Ltd.	506,000	3,887,938

		87,209,083

India—5.8%
Adani Enterprises, Ltd.	680,583	9,860,956
Axis Bank, Ltd.	259,469	7,817,537
Coal India, Ltd. (b)	726,696	5,103,043
Dabur India, Ltd.	1,549,848	3,483,124
HDFC Bank, Ltd.	123,962	6,497,840
Housing Development Finance Corp.	209,358	3,415,759
ITC, Ltd.	1,196,116	4,680,803
JSW Steel, Ltd.	233,023	6,125,558
Larsen & Toubro, Ltd.	336,017	14,860,548
Mundra Port & Special Economic Zone, Ltd.	1,089,851	3,498,200
Reliance Capital, Ltd.	169,887	2,541,217
State Bank of India, Ltd.	114,671	7,202,864
United Spirits, Ltd.	70,510	2,308,906

		77,396,355

Indonesia—0.1%
Indofood CBP Sukses Makmur (b)	2,451,000	1,271,651

Ireland—0.6%
Dragon Oil plc (a) (b)	972,364	8,169,909

Israel—0.5%
Teva Pharmaceutical Industries, Ltd. (ADR)	126,950	6,617,903

Italy—0.6%
Buzzi Unicem S.p.A. (a)	106,377	1,217,877
Fiat S.p.A.	221,111	4,563,039
Saipem S.p.A.	51,438	2,539,994

		8,320,910

Japan—8.4%
Aisin Seiki Co., Ltd.	62,201	2,200,968
Asahi Glass Co., Ltd. (a)	271,000	3,166,448
Canon, Inc. (a)	134,967	6,924,583
Daikin Industries, Ltd.	69,308	2,457,887
Denso Corp.	50,290	1,735,482
Fanuc, Ltd.	48,063	7,379,069
Honda Motor Co., Ltd. (a)	192,883	7,629,545
Isuzu Motors, Ltd.	1,328,000	6,034,271
Itochu Corp.	445,057	4,504,594
Komatsu, Ltd.	287,525	8,698,565
Mitsubishi Corp.	246,219	6,663,744

Security Description	Shares	Value*

Japan—(Continued)
Mitsubishi Electric Corp.	388,607	$4,077,680
Nidec Corp. (a)	90,400	9,122,766
Nissan Motor Co., Ltd.	577,800	5,499,751
Shiseido Co., Ltd.	205,800	4,497,008
SMC Corp.	20,900	3,580,533
Softbank Corp.	155,400	5,380,941
Suzuki Motor Corp. (a)	367,895	9,059,935
Toyota Motor Corp.	98,370	3,876,838
Unicharm Corp. (a)	224,910	8,941,319

		111,431,927

Luxembourg—0.7%
L’Occitane International S.A. (HKD) (b)	2,153,341	5,954,719
SES S.A.	129,160	3,085,080

		9,039,799

Netherlands—3.7%
ASML Holding NV	18,129	703,862
EADS NV	100,252	2,343,779
Heineken NV	64,026	3,145,053
ING Groep NV	911,552	8,915,479
Koninklijke KPN NV	300,958	4,405,147
Koninklijke Philips Electronics NV	96,372	2,957,375
Unilever NV	646,046	20,144,678
X5 Retail Group NV (GDR) (USD) (b)	148,680	6,879,022

		49,494,395

Norway—0.5%
DnB NOR ASA	164,069	2,306,161
Marine Harvest ASA (a) (b)	4,293,076	4,543,953

		6,850,114

Portugal—0.2%
Jeronimo Martins, SGPS, S.A.	195,461	2,988,390

Russia—3.1%
Magnit OAO (GDR) (USD)	199,755	5,842,877
Sberbank	8,728,737	29,739,043
VTB Bank OJSC (GDR) (USD)	901,092	5,934,300

		41,516,220

Singapore—0.1%
Genting Singapore plc (b)	364,000	620,968

South Africa—1.7%
Aspen Pharmacare Holdings, Ltd.	529,891	7,398,071
Shoprite Holdings, Ltd.	621,396	9,398,757
Standard Bank Group, Ltd.	344,200	5,618,875

		22,415,703

South Korea—1.0%
Celltrion, Inc.	310,045	9,147,256
Hyundai Motor Co.	26,599	4,062,888

		13,210,144

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—1.8%
Atlas Copco AB (Series A)	346,311	$8,744,400
Elekta AB	90,562	3,484,853
Hennes & Mauritz AB (Series B)	34,401	1,146,105
Volvo AB (Series B)	570,097	10,159,728

		23,535,086

Switzerland—3.9%
Dufry AG	64,642	8,705,166
Flughafen Zuerich AG	5,982	2,444,321
Nestle S.A.	208,575	12,227,615
Nobel Biocare Holding AG	76,865	1,463,204
Novartis AG	137,841	8,117,706
Swatch Group AG (Class B)	13,461	6,005,886
Swiss Reinsurance Co., Ltd.	73,910	4,028,652
Syngenta AG	13,800	4,045,387
UBS AG	293,265	4,817,008

		51,854,945

Taiwan—2.6%
HTC Corp.	1,106,000	34,119,041

Ukraine—0.0%
UkrTelecom (GDR) (EUR)	32,890	105,851

United Kingdom—18.0%
Anglo American plc (b)	87,513	4,562,059
ARM Holdings plc	549,742	3,744,157
Barclays plc	784,022	3,226,748
BG Group plc	962,494	19,482,072
BHP Billiton plc	677,229	27,010,595
Burberry Group plc	115,084	2,019,139
Cairn Energy plc (b)	567,342	3,721,798
Compass Group plc	768,978	6,973,907
Diageo plc	71,571	1,326,124
GlaxoSmithKline plc	305,249	5,931,607
HSBC Holdings plc	737,409	7,517,236
Imperial Tobacco Group plc	218,704	6,711,471
Kazakhmys plc	56,281	1,420,525
Lloyds Banking Group plc	22,091,171	22,663,858
Reckitt Benckiser Group plc	142,022	7,813,800
Rio Tinto plc	561,102	39,366,153
Rolls-Royce Group plc	319,412	3,104,287
Royal Dutch Shell plc (Class A)	342,525	11,437,722
SABMiller plc	187,335	6,590,232
Vodafone Group plc	5,019,679	13,074,814
WPP plc	649,568	8,029,552
Xstrata plc	1,460,051	34,385,312

		240,113,168

Total Common Stock (Identified Cost $1,081,387,621)		1,249,804,721

Exchange Traded Funds—2.5%

United States—2.5%
Market Vectors Gold Miners ETF (a)	535,996	32,947,674

Total Exchange Traded Funds (Identified Cost $26,356,704)		32,947,674

Preferred Stock—1.0%
Security Description	Shares/Par Amount	Value*

Germany—1.0%
Henkel AG & Co. KGaA	45,565	$2,838,333
Volkswagen AG	61,363	9,966,004

Total Preferred Stock (Identified Cost $9,805,932)		12,804,337

Rights—0.0%

Canada—0.0%
Ivanhoe Mines, Ltd. (b)	340,904	459,246

Total Rights (Identified Cost $0)		459,246

Short Term Investments—9.5%

United States—9.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $28,140,023 on 01/03/11, collateralized by $19,940,000 Federal Farm Credit Bank due 03/16/15 with a value of $19,815,375; and by $8,560,000 Federal National Mortgage Association due 11/20/14 with a value of $8,891,700	$28,140,000	28,140,000
State Street Navigator Securities Lending Prime Portfolio (c)	98,982,825	98,982,825

Total Short Term Investments (Identified Cost $127,122,825)		127,122,825

Total Investments—106.8% (Identified Cost $1,244,673,082) (d)		1,423,138,803

Liabilities in excess of other assets		(90,467,342)

Net Assets—100.0%		$1,332,671,461

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $95,496,602 and the collateral received consisted of cash in the amount of $98,982,825. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,258,913,697. The aggregate unrealized appreciation and depreciation of investments was $195,832,686 and $(31,607,580), respectively, resulting in net unrealized appreciation of $164,225,106 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(AUD)—	Australian Dollar
(EUR)—	Euro
(HKD)—	Hong Kong Dollar
(USD)—	U.S. Dollar

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2010

Ten Largest Industries as of December 31, 2010 (Unaudited)	% of Net Assets
Metals & Mining	14.9
Commercial Banks	11.5
Automobiles	5.9
Food Products	4.9
Machinery	4.0
Oil, Gas & Consumable Fuels	3.8
Pharmaceuticals	3.8
Transportation Infrastructure	3.0
Real Estate Management & Development	2.9
Food & Staples Retailing	2.9

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
Euro (sold)	Credit Suisse	3/16/2011	10,008,220	$13,214,163	$13,401,249	$(187,086)
Euro (sold)	Credit Suisse	3/16/2011	10,008,220	13,209,608	13,401,249	(191,641)
Japanese Yen (bought)	JPMorgan Chase	3/16/2011	1,036,712,645	12,415,720	12,788,710	372,990

Net Unrealized Depreciation						$(5,737)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$28,026,243	$—	$28,026,243
Austria	—	14,826,375	—	14,826,375
Bermuda	—	24,654,842	—	24,654,842
Brazil	—	19,756,857	—	19,756,857
Canada	73,567,646	—	—	73,567,646
Cayman Islands	16,366,356	38,716,498	—	55,082,854
China	1,275,900	30,992,900	—	32,268,800
Denmark	—	21,609,767	—	21,609,767
Finland	—	14,561,865	—	14,561,865
France	—	80,114,416	—	80,114,416

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Germany	$—	$83,188,409	$—	$83,188,409
Greece	—	5,865,085	—	5,865,085
Hong Kong	—	87,209,083	—	87,209,083
India	5,103,043	72,293,312	—	77,396,355
Indonesia	—	1,271,651	—	1,271,651
Ireland	—	8,169,909	—	8,169,909
Israel	6,617,903	—	—	6,617,903
Italy	—	8,320,910	—	8,320,910
Japan	—	111,431,927	—	111,431,927
Luxembourg	—	9,039,799	—	9,039,799
Netherlands	6,879,022	42,615,373	—	49,494,395
Norway	—	6,850,114	—	6,850,114
Portugal	—	2,988,390	—	2,988,390
Russia	11,777,177	29,739,043	—	41,516,220
Singapore	—	620,968	—	620,968
South Africa	—	22,415,703	—	22,415,703
South Korea	—	13,210,144	—	13,210,144
Sweden	—	23,535,086	—	23,535,086
Switzerland	—	51,854,945	—	51,854,945
Taiwan	—	34,119,041	—	34,119,041
Ukraine	—	105,851	—	105,851
United Kingdom	—	240,113,168	—	240,113,168
Total Common Stock	121,587,047	1,128,217,674	—	1,249,804,721
Total Exchange Traded Funds*	32,947,674	—	—	32,947,674
Total Preferred Stock*	—	12,804,337	—	12,804,337
Total Rights*	459,246	—	—	459,246
Total Short Term Investments*	98,982,825	28,140,000	—	127,122,825
Total Investments	$253,976,792	$1,169,162,011	$—	$1,423,138,803

Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	$—	$372,990	$—	$372,990
Forward Foreign Currency Contracts (Depreciation)	—	(378,727)	—	(378,727)
Net Forward Foreign Currency Contracts Unrealized Depreciation	$—	$(5,737)	$—	$(5,737)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forward contracts are valued based on the unrealized appreciation/depreciation on the instrument. Please see Schedule of Investments for additional detail.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,423,138,803
Cash		6,866
Cash denominated in foreign currencies (c)		11,595,816
Unrealized appreciation on open forward foreign currency contracts		372,990
Receivable for:
Securities sold		359,080
Fund shares sold		1,374,660
Accrued interest and dividends		1,193,595
Foreign taxes		278,704

Total Assets		1,438,320,514
Liabilities
Unrealized depreciation on open forward foreign currency contracts	$378,727
Payable for:
Securities purchased	4,666,190
Fund shares redeemed	184,138
Foreign taxes	341,755
Collateral for securities loaned	98,982,825
Accrued expenses:
Management fees	877,126
Distribution and service fees	28,372
Deferred directors’ fees	17,118
Other expenses	172,802

Total Liabilities		105,649,053

Net Assets		$1,332,671,461

Net assets consists of:
Paid in surplus		$1,638,835,841
Undistributed net investment income		14,753,810
Accumulated net realized losses		(499,421,889)
Unrealized appreciation on investments and foreign currency transactions		178,503,699

Net Assets		$1,332,671,461

Net Assets
Class A		$1,183,703,805
Class B		112,496,566
Class E		36,471,090
Capital Shares (Authorized) Outstanding
Class A (180,000,000)		118,579,126
Class B (20,000,000)		11,429,181
Class E (10,000,000)		3,690,262
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.98
Class B		9.84
Class E		9.88

(a)	Identified cost of investments was $1,244,673,082.
(b)	Includes securities on loan with a value of $95,496,602.
(c)	Identified cost of cash denominated in foreign currencies was $11,398,353.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$22,591,089
Interest (b)		1,080,261

		23,671,350
Expenses
Management fees	$9,613,968
Distribution and service fees—Class B	262,410
Distribution and service fees—Class E	55,224
Directors’ fees and expenses	48,653
Custodian and accounting	1,197,087
Audit and tax services	33,062
Legal	21,133
Shareholder reporting	108,485
Insurance	17,468
Miscellaneous	45,845

Total expenses	11,403,335
Less broker commission recapture	(9,419)
Management fee waivers	(350,000)	11,043,916

Net Investment Income		12,627,434

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	40,740,769
Futures contracts	(3,655,977)
Foreign currency transactions	3,508,715	40,593,507

Net change in unrealized appreciation on:
Investments (c)	36,557,058
Foreign currency transactions	913,415	37,470,473

Net realized and unrealized gain		78,063,980

Net Increase in Net Assets From Operations		$90,691,414

(a)	Net of foreign taxes of $3,032,872.
(b)	Includes net income on securities loaned of $1,059,702.
(c)	Includes foreign capital gains tax of $(114,665).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,627,434	$16,164,220
Net realized gain (loss)	40,593,507	(121,080,152)
Net change in unrealized appreciation	37,470,473	318,152,896

Increase in net assets from operations	90,691,414	213,236,964

From Distributions to Shareholders
Net investment income
Class A	(15,405,447)	(5,574,670)
Class B	(1,423,913)	(340,042)
Class E	(549,340)	(187,907)

Total distributions	(17,378,700)	(6,102,619)

Increase in net assets from capital share transactions	137,076,370	61,753,461

Total increase in net assets	210,389,084	268,887,806

Net Assets
Beginning of the period	1,122,282,377	853,394,571

End of the period	$1,332,671,461	$1,122,282,377

Undistributed Net Investment Income
End of the period	$14,753,810	$11,754,249

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	21,659,768	$198,023,443	25,115,551	$188,337,056
Reinvestments	1,633,664	15,405,447	819,804	5,574,670
Redemptions	(7,854,579)	(70,331,619)	(17,218,771)	(135,878,270)

Net increase	15,438,853	$143,097,271	8,716,584	$58,033,456

Class B
Sales	1,514,574	$13,525,232	2,375,530	$17,965,340
Reinvestments	152,944	1,423,913	50,601	340,042
Redemptions	(1,645,521)	(14,964,490)	(1,365,588)	(10,779,664)

Net increase (decrease)	21,997	$(15,345)	1,060,543	$7,525,718

Class E
Sales	332,586	$3,063,318	468,856	$3,610,750
Reinvestments	58,816	549,340	27,879	187,907
Redemptions	(1,054,144)	(9,618,214)	(975,923)	(7,604,370)

Net decrease	(662,742)	$(6,005,556)	(479,188)	$(3,805,713)

Increase derived from capital share transactions		$137,076,370		$61,753,461

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.45	$7.80	$16.04	$15.49	$13.48

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.14 (a)	0.22 (a)	0.20 (a)	0.13
Net realized and unrealized gain (loss) on investments	0.57	1.57	(6.51)	1.38	2.09

Total from investment operations	0.67	1.71	(6.29)	1.58	2.22

Less Distributions
Distributions from net investment income	(0.14)	(0.06)	(0.40)	(0.17)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.14)	(0.06)	(1.95)	(1.03)	(0.21)

Net Asset Value, End of Period	$9.98	$9.45	$7.80	$16.04	$15.49

Total Return (%)	7.21	22.17	(44.13)	10.33	16.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.96	0.95	0.96	1.05
Net ratio of expenses to average net assets (%) (b)	0.91	0.93	0.92	N/A	N/A
Ratio of net investment income to average net assets (%)	1.10	1.74	1.96	1.22	1.00
Portfolio turnover rate (%)	140	147	195	100	86
Net assets, end of period (in millions)	$1,183.70	$975.12	$736.56	$732.64	$547.34

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.33	$7.69	$15.83	$15.30	$13.33

Income (Loss) From Investment Operations
Net investment income	0.07 (a)	0.12 (a)	0.17 (a)	0.15 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.56	1.55	(6.40)	1.37	2.03

Total from investment operations	0.63	1.67	(6.23)	1.52	2.15

Less Distributions
Distributions from net investment income	(0.12)	(0.03)	(0.36)	(0.13)	(0.18)
Distributions from net realized capital gains	0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.12)	(0.03)	(1.91)	(0.99)	(0.18)

Net Asset Value, End of Period	$9.84	$9.33	$7.69	$15.83	$15.30

Total Return (%)	6.86	21.89	(44.24)	10.07	16.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	1.21	1.20	1.21	1.30
Net ratio of expenses to average net assets (%) (b)	1.16	1.18	1.17	N/A	N/A
Ratio of net investment income to average net assets (%)	0.86	1.47	1.52	0.96	0.72
Portfolio turnover rate (%)	140	147	195	100	86
Net assets, end of period (in millions)	$112.50	$106.40	$79.53	$119.07	$95.47

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.36	$7.72	$15.89	$15.35	$13.37

Income (Loss) From Investment Operations
Net investment income	0.09 (a)	0.13 (a)	0.19 (a)	0.18 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.56	1.55	(6.43)	1.37	2.05

Total from investment operations	0.65	1.68	(6.24)	1.55	2.17

Less Distributions
Distributions from net investment income	(0.13)	(0.04)	(0.38)	(0.15)	(0.19)
Distributions from net realized capital gains	0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.13)	(0.04)	(1.93)	(1.01)	(0.19)

Net Asset Value, End of Period	$9.88	$9.36	$7.72	$15.89	$15.35

Total Return (%)	7.04	21.96	(44.20)	10.20	16.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.11	1.10	1.11	1.20
Net ratio of expenses to average net assets (%) (b)	1.06	1.08	1.07	N/A	N/A
Ratio of net investment income to average net assets (%)	0.99	1.59	1.64	1.10	0.89
Portfolio turnover rate (%)	140	147	195	100	86
Net assets, end of period (in millions)	$36.47	$40.76	$37.30	$70.91	$73.18

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Artio International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of

MSF-15

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-16

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$9,613,968	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artio Global Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	Of the first $	500 million
0.020%	Of the next $	500 million

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

MSF-18

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,709,183,540	$0	$1,585,668,494

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of

MSF-19

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Forward Foreign Currency Exchange	Receivables—Unrealized appreciation on open forward foreign currency contracts	$372,990	Payables—Unrealized depreciation on open forward foreign currency contracts	$(378,727)

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location	Foreign Exchange	Equity Index	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(3,655,977)	$(3,655,977)
Foreign Currency Transactions	8,088,322	—	8,088,322

Total	$8,088,322	$(3,655,977)	$4,432,345

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Foreign Currency Transactions	$589,003	$—	$589,003

Total	$589,003	$—	$589,003

Average Notional or Face Amount	Foreign Exchange	Equity Index
Futures Contracts Long	$—	1,916
Foreign Currency Transactions	240,299,218	—

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$17,378,700	$6,102,619	$—	$—	$—	$—	$17,378,700	$6,102,619

MSF-20

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$22,117,410	$—	$164,268,821	$(492,533,492)	$(306,147,261)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$323,201,218	$492,533,492

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-21

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Artio International Stock Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Artio International Stock Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers Second Vice President NELICO; Vice President, MetLife Vice President MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-24

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-25

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-26

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. Barclays Capital Aggregate Bond Index Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, E, and G shares of the Barclays Capital Aggregate Bond Index Portfolio returned 6.05%, 5.69%, 5.82%, and 5.65%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 6.54%.

MARKET ENVIRONMENT/CONDITIONS

Volatility blended with tentative optimism characterized 2010. While there were sporadic signs of a global economic upturn and a renewed investor risk appetite, any advances were met with concerns that such upward momentum was unsustainable.

The Federal Reserve (the Fed) met eight times during the one-year period and held the target range for the federal funds rate at zero to 0.25%, which was set in December 2008. Due to mixed economic data and subdued levels of inflation, the Fed stated that it would continue to keep the federal funds rate at exceptionally low levels for an extended period of time. Additionally, to help promote a stronger pace of economic recovery, the Fed committed to purchase $600 billion of long-term Treasury securities.

Over the course of the one-year period, rates were down significantly and the yield curve steepened. The 2-year Treasury closed at 0.59% (down from 1.14% on December 31, 2009), and the 30-year Treasury closed at 4.33% (down from 4.64% on December 31, 2009).

The European sovereign debt crisis and ensuing governmental bailouts reverberated through financial markets during 2010. The U.S. Dollar appreciated approximately 6.5% versus the Euro in 2010. In contrast, the U.S. Dollar declined approximately 14.7% versus the Japanese Yen over the same period, as investors sought a safe haven from European woes and a tenuous U.S. economy.

Crude oil closed the year at $91 per barrel, its highest year-end level since 2007 amid signs that a global economic recovery was stoking demand for raw materials. Oil prices ranged from a low of approximately $74 per barrel to a high of approximately $94 per barrel during the year.

The Commercial Mortgage-Backed Securities (CMBS) sector was the strongest performing Index sector for the year on both total and excess return basis. The sector posted a total return of 20.40% and an excess return of 15.01% for the year. Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the other Index sectors were: 2.29% for Corporate, 2.25% for Mortgage-Backed Securities (MBS), 1.69% for Asset-Backed Securities (ABS) and 0.63% for Government-related securities.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impacted tracking error during the year included: sampling, transaction costs, and cash flow from contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	6.05	5.64	5.54	—
Class B	5.69	5.35	—	5.17
Class E	5.82	5.46	—	5.32
Class G	5.65	—	—	6.06
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Issuers

% of Long Term Investments
U.S. Treasury Notes	26.5
Federal National Mortgage Association	18.0
Federal Home Loan Mortgage Corp.	12.7
U.S. Treasury Bonds	7.9
Government National Mortgage Association	6.3
Federal Home Loan Bank	1.8
General Electric Capital Corp.	0.8
The Goldman Sachs Group, Inc.	0.8
Morgan Stanley	0.7
Bank of America Corp.	0.6

Top Sectors

% of Long Term Investments
U.S. Treasury	34.1
Mortgage-Backed	31.9
Corporates	19.4
Government-Related	11.6
Commercial Mortgage-Backed	2.6
Asset-Backed	0.4

MSF-3

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.27%	$1,000.00	$1,009.00	$1.37
	Hypothetical*	0.27%	$1,000.00	$1,023.83	$1.38

Class B(a)	Actual	0.52%	$1,000.00	$1,007.30	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.56	$2.65

Class E(a)	Actual	0.42%	$1,000.00	$1,008.20	$2.13
	Hypothetical*	0.42%	$1,000.00	$1,023.07	$2.14

Class G(a)	Actual	0.57%	$1,000.00	$1,007.40	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,022.30	$2.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—72.0% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—31.6%
Federal Home Loan Mortgage Corp.
3.500%, 12/01/25	$4,975,000	$5,014,915
4.000%, 06/01/19	1,231,385	1,279,667
4.000%, 05/01/25	6,078,380	6,260,253
4.000%, 06/01/39	5,409,702	5,379,101
4.000%, 12/01/39	4,748,278	4,721,419
4.500%, 09/01/18	1,403,320	1,481,105
4.500%, 10/01/18	2,335,886	2,465,362
4.500%, 04/01/19	2,699,309	2,850,142
4.500%, 06/01/19	1,438,455	1,518,833
4.500%, 08/01/19	477,757	504,453
4.500%, 05/01/29	2,303,755	2,388,269
4.500%, 10/01/35	3,072,980	3,165,636
4.500%, 11/01/35 (a)	1,348,599	1,389,262
4.500%, 03/01/39	4,567,311	4,684,033
4.500%, 04/01/39	4,947,255	5,073,687
4.500%, 09/01/39	4,198,012	4,305,296
4.500%, 11/01/39	4,263,686	4,372,649
4.500%, 01/01/40	2,731,285	2,801,823
4.500%, 05/01/40	4,583,245	4,701,610
4.500%, 11/01/40	3,794,890	3,892,896
5.000%, 05/01/18	3,479,744	3,718,200
5.000%, 12/01/18	781,702	835,270
5.000%, 06/01/19	1,378,379	1,473,594
5.000%, 03/01/27	1,153,156	1,211,293
5.000%, 10/01/33	2,191,227	2,309,462
5.000%, 03/01/34	796,152	838,321
5.000%, 08/01/35	4,467,634	4,702,242
5.000%, 09/01/35	2,285,910	2,405,949
5.000%, 10/01/35	1,896,960	1,996,575
5.000%, 01/01/36	3,517,134	3,701,828
5.000%, 04/01/38	3,566,280	3,735,473
5.000%, 11/01/39	5,951,387	6,241,074
5.000%, 05/01/40	9,247,692	9,704,454
5.014%, 08/01/36 (a)	1,062,255	1,120,657
5.363%, 01/01/37 (a)	4,909,964	5,184,659
5.500%, 11/01/17	421,381	452,608
5.500%, 01/01/24	3,113,856	3,336,803
5.500%, 05/01/29	294,298	315,483
5.500%, 06/01/34	2,378,384	2,549,587
5.500%, 10/01/35	1,900,748	2,036,152
5.500%, 12/01/35	3,658,582	3,919,211
5.500%, 01/01/36	4,385,990	4,698,437
5.500%, 12/01/37	3,433,737	3,666,368
5.500%, 08/01/38	5,953,631	6,340,411
5.651%, 02/01/37 (a)	2,835,400	2,998,506
6.000%, 04/01/16	25,220	27,351
6.000%, 05/01/17	325,800	353,874
6.000%, 11/01/28	43,655	47,969
6.000%, 12/01/28	30,988	34,050
6.000%, 02/01/29	61,559	67,652
6.000%, 04/01/29	26,477	29,097
6.000%, 05/01/29	5,126	5,633
6.000%, 06/01/31	10,523	11,560
6.000%, 07/01/31	4,141	4,549
6.000%, 08/01/31	77,114	84,712

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 09/01/31	$323,590	$355,471
6.000%, 04/01/32	537,310	590,226
6.000%, 11/01/32	182,183	200,124
6.000%, 06/01/34	793,057	867,856
6.000%, 11/01/35	683,934	744,447
6.000%, 02/01/36	1,437,251	1,561,128
6.000%, 08/01/36	1,420,661	1,543,109
6.000%, 10/01/36	2,098,216	2,279,063
6.000%, 11/01/36	1,570,228	1,705,566
6.000%, 01/01/37	2,710,340	2,943,946
6.000%, 02/01/38	2,156,660	2,334,116
6.500%, 10/01/29	34,957	39,289
6.500%, 02/01/30	19,995	22,473
6.500%, 08/01/31	42,880	48,163
6.500%, 10/01/31	18,931	21,264
6.500%, 11/01/31	95,149	106,871
6.500%, 03/01/32	1,386,669	1,557,599
6.500%, 04/01/32	1,205,644	1,354,259
6.500%, 09/01/36	2,242,212	2,489,785
6.500%, 11/01/37	4,979,230	5,511,739
7.000%, 06/01/11	1,463	1,494
7.000%, 12/01/15	6,872	7,484
7.000%, 12/01/27	4,847	5,431
7.000%, 11/01/28	14,127	15,832
7.000%, 04/01/29	12,407	13,902
7.000%, 05/01/29	3,760	4,213
7.000%, 06/01/29	17,047	19,101
7.000%, 07/01/29	7,133	7,992
7.000%, 01/01/31	119,756	133,979
7.000%, 12/01/31	48,626	54,401
7.500%, 03/01/16	33,044	36,084
7.500%, 08/01/24	71,561	81,616
7.500%, 10/01/27	31,318	36,003
7.500%, 10/01/29	45,034	50,738
7.500%, 05/01/30	26,960	30,376
8.000%, 02/01/27	10,806	12,640
8.000%, 10/01/28	18,836	22,010
Federal National Mortgage Association
4.000%, 04/01/19	1,197,306	1,247,017
4.000%, 05/01/19	1,750,306	1,822,977
4.000%, 01/01/20	1,112,653	1,155,796
4.000%, 06/01/24	3,103,178	3,198,217
4.000%, 08/01/25	4,701,993	4,853,298
4.000%, 08/01/39	3,873,634	3,859,262
4.000%, 09/01/39	3,919,128	3,904,587
4.000%, 06/01/40	5,009,806	4,991,090
4.000%, 12/01/40	9,992,308	9,954,977
4.500%, 07/01/18	2,239,433	2,370,681
4.500%, 05/01/19	640,817	678,759
4.500%, 08/01/24	3,514,122	3,685,250
4.500%, 06/01/25	4,065,833	4,274,753
4.500%, 08/01/30	2,730,637	2,834,091
4.500%, 08/01/33	1,127,931	1,165,151
4.500%, 10/01/33	1,836,729	1,897,338
4.500%, 04/01/34	1,488,034	1,535,749

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association 4.500%, 01/01/39	$3,616,485	$3,712,214
4.500%, 07/01/39	6,483,581	6,660,153
4.500%, 09/01/39	12,163,436	12,494,690
4.500%, 10/01/39	4,285,737	4,402,454
4.500%, 05/01/40	4,627,051	4,754,076
4.500%, 10/01/40	5,652,324	5,807,496
4.500%, 12/01/40	4,993,376	5,130,457
5.000%, 06/01/18	569,289	610,129
5.000%, 01/01/19	876,074	939,517
5.000%, 02/01/20	1,325,212	1,417,533
5.000%, 01/01/22	2,106,795	2,244,784
5.000%, 02/01/24	5,927,918	6,299,452
5.000%, 09/01/25	1,195,573	1,270,845
5.000%, 07/01/33	1,131,747	1,195,525
5.000%, 08/01/33	1,855,448	1,960,010
5.000%, 09/01/33	1,501,295	1,585,899
5.000%, 10/01/33	6,590,249	6,961,634
5.000%, 03/01/34	1,676,148	1,770,605
5.000%, 04/01/34	3,738,615	3,947,142
5.000%, 05/01/34	1,110,739	1,172,100
5.000%, 09/01/34	2,115,485	2,232,351
5.000%, 02/01/35	2,310,586	2,438,231
5.000%, 04/01/35	1,595,450	1,682,833
5.000%, 05/01/35	786,785	829,877
5.000%, 11/01/35	1,415,563	1,493,094
5.000%, 03/01/36	4,988,581	5,261,807
5.000%, 04/01/40	7,141,939	7,514,199
5.316%, 11/01/36 (a)	818,653	872,405
5.415%, 03/01/36 (a)	1,608,151	1,717,087
5.500%, 11/01/17	598,016	645,786
5.500%, 02/01/18	240,912	260,393
5.500%, 04/01/18	1,471,748	1,590,756
5.500%, 07/01/23	708,142	765,722
5.500%, 01/01/24	393,715	425,729
5.500%, 07/01/24	1,182,165	1,277,084
5.500%, 10/01/32	422,461	454,828
5.500%, 02/01/33	978,787	1,054,271
5.500%, 03/01/33	2,200,541	2,370,248
5.500%, 05/01/33	3,904,736	4,205,871
5.500%, 08/01/33	3,520,286	3,791,772
5.500%, 10/01/33	469,368	505,566
5.500%, 12/01/33	3,284,069	3,537,337
5.500%, 02/01/34	1,837,532	1,977,060
5.500%, 03/01/34	1,045,147	1,124,507
5.500%, 04/01/34	709,116	762,961
5.500%, 05/01/34	1,237,738	1,331,722
5.500%, 09/01/34	1,419,513	1,527,300
5.500%, 12/01/34	3,838,124	4,129,562
5.500%, 01/01/35	1,116,064	1,200,810
5.500%, 02/01/35	2,389,690	2,571,145
5.500%, 04/01/35	1,354,676	1,456,439
5.500%, 06/01/35	5,006,940	5,383,058
5.500%, 06/13/35 (a)	1,029,785	1,108,737
5.500%, 01/01/37	3,756,233	4,017,596
5.500%, 05/01/37	2,019,998	2,160,551

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association 5.500%, 05/01/38	$2,119,842	$2,266,673
5.500%, 06/01/38	2,435,853	2,604,574
5.500%, 07/01/38	2,473,049	2,644,345
6.000%, 09/01/13	201,871	218,850
6.000%, 10/01/13	134,766	146,101
6.000%, 03/01/14	32,827	35,610
6.000%, 06/01/14	5,472	5,935
6.000%, 07/01/14	36,872	39,999
6.000%, 09/01/14	13,722	14,886
6.000%, 09/01/17	569,646	620,413
6.000%, 08/01/28	14,600	16,084
6.000%, 11/01/28	4,900	5,398
6.000%, 12/01/28	5,605	6,175
6.000%, 06/01/31	84,235	92,782
6.000%, 09/01/32	511,829	563,831
6.000%, 01/01/33	212,850	234,476
6.000%, 02/01/33	466,123	513,745
6.000%, 03/01/33	284,434	313,493
6.000%, 04/01/33	654,095	720,922
6.000%, 05/01/33	1,167,254	1,286,508
6.000%, 05/01/34	1,701,923	1,867,821
6.000%, 09/01/34	881,404	967,321
6.000%, 11/01/34	2,255,901	2,475,800
6.000%, 01/01/35	747,540	816,580
6.000%, 07/01/36	1,314,240	1,431,623
6.000%, 09/01/36	1,699,931	1,851,763
6.000%, 07/01/37	1,889,623	2,052,533
6.000%, 08/01/37	2,968,430	3,224,347
6.000%, 09/01/37	6,008,269	6,526,259
6.000%, 10/01/37	3,612,293	3,923,719
6.500%, 01/01/13	3,355	3,657
6.500%, 04/01/13	397	432
6.500%, 06/01/13	18,114	19,741
6.500%, 07/01/13	147	160
6.500%, 06/01/14	8,501	9,265
6.500%, 04/01/17	1,511,526	1,647,006
6.500%, 05/01/28	216,213	243,469
6.500%, 12/01/28	696,912	784,765
6.500%, 03/01/29	17,942	20,204
6.500%, 04/01/29	91,222	102,719
6.500%, 05/01/29	13,830	15,573
6.500%, 08/01/29	2,397	2,699
6.500%, 05/01/30	107,131	120,633
6.500%, 09/01/31	38,601	43,463
6.500%, 02/01/32	8,657	9,832
6.500%, 06/01/32	140,140	157,799
6.500%, 09/01/33	162,916	183,509
6.500%, 10/01/33	307,057	345,870
6.500%, 10/01/34	1,201,176	1,353,006
6.500%, 10/01/37	2,028,455	2,252,204
7.000%, 04/01/12	3,040	3,104
7.000%, 02/01/14	3,268	3,336
7.000%, 10/01/21	55,018	62,906
7.000%, 06/01/26	1,404	1,588
7.000%, 06/01/28	58,288	65,875

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association 7.000%, 10/01/29	$36,595	$41,370
7.000%, 12/01/29	4,473	5,056
7.000%, 01/01/32	268,814	303,338
7.000%, 04/01/32	49,599	55,877
7.000%, 06/01/32	205,038	230,990
7.000%, 10/01/37	1,233,981	1,384,275
7.500%, 08/01/15	11,706	12,829
7.500%, 09/01/25	14,066	16,070
7.500%, 06/01/26	15,795	17,960
7.500%, 09/01/27	2,397	2,728
7.500%, 11/01/27	480	547
7.500%, 08/01/28	715	819
7.500%, 07/01/29	36,405	41,681
7.500%, 10/01/29	13,474	15,339
8.000%, 10/01/26	1,091	1,261
8.000%, 11/01/29	530	612
8.000%, 05/01/30	35,946	40,966
8.000%, 11/01/30	9,063	10,329
8.000%, 01/01/31	12,412	14,145
8.000%, 02/01/31	18,561	21,152
Government National Mortgage Association 4.000%, 07/15/39	2,917,237	2,943,738
4.000%, 11/20/40	4,891,658	4,931,746
4.500%, 01/15/39	3,284,000	3,415,272
4.500%, 04/15/39	2,494,075	2,593,771
4.500%, 05/15/39	6,961,508	7,239,782
4.500%, 08/15/39	3,571,020	3,713,765
4.500%, 01/15/40	4,720,410	4,910,681
4.500%, 04/15/40	4,606,253	4,791,922
4.500%, 08/20/40	5,635,023	5,861,906
5.000%, 10/15/20	1,373,619	1,466,975
5.000%, 01/15/21	1,202,906	1,284,659
5.000%, 12/15/35	1,589,335	1,694,298
5.000%, 12/15/36	1,797,448	1,914,528
5.000%, 02/15/39	3,184,856	3,389,121
5.000%, 08/15/39	7,618,460	8,107,081
5.000%, 09/15/39	2,128,760	2,265,291
5.000%, 12/15/39	3,210,306	3,416,203
5.000%, 05/15/40	6,642,855	7,074,592
5.000%, 08/20/40	2,749,939	2,927,993
5.500%, 03/15/36	1,658,052	1,795,383
5.500%, 01/15/37	2,616,121	2,829,649
5.500%, 11/15/37	2,685,681	2,904,886
5.500%, 09/15/38	2,360,420	2,551,677
5.500%, 08/15/39	6,903,187	7,466,699
6.000%, 01/15/29	22,933	25,426
6.000%, 01/15/33	715,180	790,698
6.000%, 03/15/35	873,918	964,724
6.000%, 12/15/35	841,313	928,731
6.000%, 06/15/36	1,365,459	1,503,781
6.000%, 09/15/36	1,721,196	1,895,554
6.000%, 07/15/38	1,387,140	1,525,386
6.500%, 05/15/23	6,608	7,517
6.500%, 02/15/27	98,003	111,274
6.500%, 07/15/28	20,000	22,647

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association 6.500%, 08/15/28	$36,571	$41,410
6.500%, 11/15/28	24,395	27,624
6.500%, 12/15/28	12,991	14,711
6.500%, 07/15/29	9,158	10,370
6.500%, 06/20/31	73,053	82,196
6.500%, 07/15/32	60,496	68,499
6.500%, 05/15/36	665,201	750,979
7.000%, 01/15/28	5,140	5,872
7.000%, 04/15/28	4,024	4,598
7.000%, 05/15/28	27,824	31,787
7.000%, 06/15/28	15,443	17,643
7.000%, 10/15/28	14,194	16,216
7.000%, 06/15/29	6,465	7,385
7.000%, 09/15/29	27,688	31,627
7.000%, 01/15/31	1,556	1,778
7.000%, 03/15/31	33,188	37,916
7.000%, 07/15/31	1,138,699	1,300,896
7.000%, 08/15/31	171,187	195,571
7.000%, 02/15/32	116,787	132,307
7.000%, 07/15/32	79,909	90,528
7.500%, 02/20/28	7,984	9,191
7.500%, 08/15/29	26,249	29,888
7.500%, 04/15/30	9,729	11,255
8.000%, 09/15/16	1,169	1,181
8.000%, 08/15/26	5,333	6,289
8.000%, 09/15/26	6,924	8,165
8.000%, 05/15/27	5,124	6,052
8.000%, 06/15/29	53,362	63,142
9.000%, 11/15/24	31,232	36,432

		526,131,257

Federal Agencies—6.7%
Federal Home Loan Bank 0.875%, 08/22/12	5,950,000	5,977,603
3.625%, 10/18/13	2,770,000	2,961,594
5.250%, 06/18/14	9,500,000	10,742,118
5.375%, 05/18/16 (b)	2,900,000	3,354,676
5.375%, 05/15/19	2,470,000	2,803,413
6.000%, 04/01/40	3,879,585	4,198,807
Federal Home Loan Mortgage Corp. 3.500%, 05/29/13	7,120,000	7,562,188
4.750%, 03/05/12	12,000,000	12,608,149
4.750%, 01/19/16 (b)	2,850,000	3,181,755
5.125%, 11/17/17 (b)	3,530,000	4,012,066
5.625%, 11/23/35	1,040,000	1,075,622
6.250%, 07/15/32	2,600,000	3,177,325
6.750%, 03/15/31 (b)	965,000	1,235,250
Federal National Mortgage Association 0.875%, 01/12/12 (b)	10,000,000	10,052,096
1.000%, 09/23/13 (b)	4,940,000	4,933,891
1.750%, 08/10/12 (b)	6,000,000	6,112,913
4.125%, 04/15/14 (b)	2,350,000	2,558,771
4.375%, 03/15/13 (b)	4,650,000	5,012,764
5.125%, 04/15/11	7,200,000	7,301,664

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.375%, 06/12/17 (b)	$4,250,000	$4,890,906
5.500%, 03/15/11	950,000	959,978
6.625%, 11/15/30 (b)	2,450,000	3,093,429
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	3,533,873
6.000%, 03/15/13	1,000,000	1,110,762

		112,451,613

U.S. Treasury—33.7%
U.S. Treasury Bonds 3.500%, 02/15/39 (b)	2,080,000	1,792,856
3.875%, 08/15/40 (b)	10,380,000	9,563,821
4.250%, 11/15/40	3,030,000	2,981,247
4.375%, 11/15/39 (b)	3,900,000	3,922,503
4.375%, 05/15/40 (b)	5,220,000	5,246,517
4.500%, 02/15/36 (b)	5,675,000	5,875,044
4.500%, 05/15/38 (b)	4,950,000	5,102,510
5.000%, 05/15/37 (b)	2,760,000	3,078,697
5.250%, 11/15/28 (b)	2,700,000	3,094,956
5.250%, 02/15/29 (b)	750,000	859,935
5.375%, 02/15/31 (b)	7,075,000	8,263,316
5.500%, 08/15/28 (b)	2,420,000	2,851,583
6.250%, 08/15/23 (b)	7,700,000	9,675,589
6.375%, 08/15/27	2,800,000	3,603,376
6.500%, 11/15/26	1,000,000	1,297,560
7.125%, 02/15/23	6,100,000	8,192,605
7.250%, 08/15/22 (b)	6,120,000	8,274,607
7.875%, 02/15/21 (b)	4,450,000	6,208,506
8.000%, 11/15/21 (b)	2,920,000	4,130,895
8.125%, 08/15/19	2,645,000	3,684,274
8.125%, 08/15/21 (b)	1,250,000	1,779,963
8.500%, 02/15/20 (b)	6,700,000	9,588,303
8.750%, 08/15/20 (b)	1,000,000	1,461,390
8.875%, 02/15/19 (b)	10,215,000	14,691,723
9.125%, 05/15/18 (b)	1,600,000	2,291,536
9.250%, 02/15/16	1,375,000	1,861,901
U.S. Treasury Notes 0.750%, 11/30/11	6,000,000	6,023,220
0.750%, 09/15/13 (b)	16,000,000	15,949,120
0.750%, 12/15/13 (b)	5,000,000	4,964,150
1.000%, 03/31/12 (b)	8,000,000	8,061,280
1.375%, 03/15/12	28,800,000	29,160,286
1.375%, 05/15/12	11,950,000	12,105,829
1.375%, 11/15/12 (b)	6,000,000	6,089,460
1.375%, 02/15/13	9,000,000	9,135,900
1.375%, 05/15/13 (b)	10,000,000	10,145,099
1.500%, 07/15/12 (b)	12,860,000	13,073,862
1.875%, 06/30/15 (b)	6,700,000	6,726,666
2.000%, 11/30/13 (b)	6,000,000	6,177,060
2.125%, 05/31/15 (b)	12,000,000	12,191,160
2.375%, 08/31/14	9,950,000	10,308,300
2.375%, 10/31/14 (b)	21,000,000	21,741,090
2.375%, 02/28/15 (b)	15,000,000	15,458,400
2.375%, 03/31/16 (b)	20,560,000	20,823,988

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.500%, 04/30/15 (b)	$5,980,000	$6,182,304
2.625%, 06/30/14	12,000,000	12,556,200
2.625%, 02/29/16	2,510,000	2,576,389
2.625%, 08/15/20 (b)	6,000,000	5,687,460
2.875%, 01/31/13 (b)	6,000,000	6,284,880
3.000%, 08/31/16	8,350,000	8,669,638
3.125%, 05/15/19 (b)	3,000,000	3,031,680
3.250%, 05/31/16 (b)	8,230,000	8,682,156
3.375%, 11/30/12	7,010,000	7,388,540
3.375%, 06/30/13	4,650,000	4,951,785
3.500%, 05/31/13	9,170,000	9,780,263
3.500%, 02/15/18	4,000,000	4,208,440
3.625%, 02/15/20	17,190,000	17,839,954
3.750%, 11/15/18 (b)	4,550,000	4,839,698
3.875%, 05/15/18 (b)	4,700,000	5,054,991
4.000%, 11/15/12 (b)	7,250,000	7,719,220
4.000%, 02/15/14 (b)	600,000	653,898
4.000%, 08/15/18 (b)	9,620,000	10,425,386
4.250%, 09/30/12	5,000,000	5,326,850
4.250%, 08/15/13	14,980,000	16,310,673
4.250%, 08/15/14 (b)	4,430,000	4,887,530
4.250%, 08/15/15 (b)	2,300,000	2,547,066
4.250%, 11/15/17 (b)	4,700,000	5,181,703
4.375%, 08/15/12 (b)	5,000,000	5,317,900
4.500%, 11/30/11 (b)	10,180,000	10,563,175
4.500%, 11/15/15	8,950,000	10,021,673
4.500%, 02/15/16 (b)	4,520,000	5,061,722
4.750%, 08/15/17 (b)	9,850,000	11,171,181
4.875%, 02/15/12 (b)	4,500,000	4,724,865
4.875%, 08/15/16	8,330,000	9,496,117
5.000%, 02/15/11 (b)	1,000,000	1,005,570
5.125%, 05/15/16 (b)	4,830,000	5,565,512

		561,224,502

Total U.S. Treasury & Government Agencies (Identified Cost $1,152,109,600)		1,199,807,372

Corporate Bonds & Notes—21.0%

Aerospace & Defense—0.5%
Honeywell International, Inc. 5.000%, 02/15/19	2,000,000	2,184,721
Lockheed Martin Corp. 4.121%, 03/14/13	2,800,000	2,961,703
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	644,019
Raytheon Co. 3.125%, 10/15/20	1,000,000	918,662
The Boeing Co. 7.250%, 06/15/25	460,000	558,077
United Technologies Corp. 4.875%, 05/01/15 (b)	900,000	990,581
7.500%, 09/15/29	200,000	251,805

		8,509,568

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Air Freight & Logistics—0.1%
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	$760,000	$844,695

Beverages—0.3%
Anheuser-Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	2,123,310
6.450%, 09/01/37	880,000	1,002,965
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	379,160
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	369,020
PepsiCo., Inc. 5.000%, 06/01/18 (b)	1,000,000	1,093,531

		4,967,986

Biotechnology—0.1%
Amgen, Inc. 5.700%, 02/01/19 (b)	850,000	967,563

Building Products—0.1%
CRH America, Inc. 6.000%, 09/30/16	900,000	948,342

Capital Markets—3.0%
BlackRock, Inc. 3.500%, 12/10/14 (b)	1,500,000	1,552,299
Credit Suisse USA, Inc.
5.375%, 03/02/16 (b)	1,550,000	1,704,414
7.125%, 07/15/32	800,000	945,981
Deutsche Telekom International Finance BV
5.750%, 03/23/16 (b)	460,000	513,355
8.750%, 06/15/30 (a)	1,000,000	1,334,301
European Investment Bank
1.625%, 03/15/13	1,950,000	1,979,449
4.625%, 03/21/12 (b)	3,620,000	3,798,246
4.875%, 02/15/36	1,800,000	1,810,381
5.125%, 05/30/17 (b)	1,750,000	1,973,878
Mellon Funding Corp.
6.400%, 05/14/11	250,000	255,167
Merrill Lynch & Co., Inc.
6.050%, 05/16/16	2,000,000	2,067,894
6.500%, 07/15/18	200,000	212,786
Morgan Stanley
2.000%, 09/22/11	4,000,000	4,048,480
4.750%, 04/01/14 (b)	1,515,000	1,553,213
5.300%, 03/01/13	1,800,000	1,919,471
5.625%, 09/23/19	1,900,000	1,942,019
7.250%, 04/01/32 (b)	1,850,000	2,089,426
State Street Bank & Trust Co. 5.300%, 01/15/16	300,000	334,060
The Bank of New York Mellon Corp.
5.450%, 05/15/19	2,000,000	2,218,941
The Bear Stearns Cos., LLC
5.700%, 11/15/14	900,000	987,692

Security Description	Par Amount	Value*

Capital Markets—(Continued)
The Goldman Sachs Group, Inc. 3.250%, 06/15/12 (b)	$4,760,000	$4,945,131
5.700%, 09/01/12 (b)	1,000,000	1,070,583
6.000%, 06/15/20 (b)	2,000,000	2,156,393
6.125%, 02/15/33 (b)	2,075,000	2,225,927
6.250%, 09/01/17	760,000	835,638
6.450%, 05/01/36	2,000,000	1,987,562
UBS Preferred Funding Trust V
6.243%, 05/29/49 (a)	1,000,000	950,000
Verizon Global Funding Corp.
7.750%, 12/01/30	2,390,000	2,968,925

		50,381,612

Chemicals—0.3%
E. I. du Pont de Nemours & Co.
5.600%, 12/15/36 (b)	1,000,000	1,056,678
6.000%, 07/15/18 (b)	1,000,000	1,142,753
Potash Corp of Saskatchewan, Inc.
4.875%, 03/30/20	970,000	1,011,836
Praxair, Inc.
4.375%, 03/31/14	810,000	865,843
6.375%, 04/01/12	80,000	85,432
The Dow Chemical Co.
9.400%, 05/15/39	650,000	926,121

		5,088,663

Commercial Banks—2.0%
American Express Bank FSB
5.500%, 04/16/13 (b)	2,700,000	2,910,750
Barclays Bank plc 5.200%, 07/10/14	900,000	968,441
Credit Suisse
5.000%, 05/15/13 (b)	1,300,000	1,399,400
Deutsche Bank AG
3.875%, 08/18/14	620,000	647,334
6.000%, 09/01/17 (b)	1,500,000	1,678,236
HSBC Holdings plc 5.250%, 12/12/12 (b)	2,050,000	2,166,529
6.500%, 09/15/37	905,000	952,378
JPMorgan Chase Bank, N.A. 6.000%, 10/01/17 (b)	2,700,000	2,982,234
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13 (b)	3,000,000	3,174,178
4.875%, 01/17/17 (b)	2,900,000	3,246,906
PNC Bank, N.A. 4.875%, 09/21/17	1,000,000	1,027,093
5.250%, 01/15/17	1,600,000	1,662,479
Royal Bank of Scotland NV 7.750%, 05/15/23	230,000	233,555
U.S. Bancorp 4.200%, 05/15/14	1,900,000	1,996,614
Wachovia Corp. 5.750%, 06/15/17	700,000	775,206

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Wells Fargo & Co. 4.950%, 10/16/13	$1,450,000	$1,563,610
5.000%, 11/15/14 (b)	2,000,000	2,129,005
5.125%, 09/01/12	500,000	531,857
Wells Fargo Bank, N.A. 4.750%, 02/09/15	1,565,000	1,650,551
Westpac Banking Corp. 3.000%, 12/09/15	2,000,000	1,985,987

		33,682,343

Commercial Services & Supplies—0.2%
Waste Management, Inc. 6.100%, 03/15/18	2,000,000	2,246,716
7.000%, 07/15/28 (b)	1,265,000	1,438,287

		3,685,003

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 01/15/40 (b)	2,000,000	2,089,514
Motorola, Inc. 6.500%, 11/15/28 (b)	86,000	84,645

		2,174,159

Computers & Peripherals—0.3%
Hewlett-Packard Co. 5.500%, 03/01/18	1,950,000	2,188,145
International Business Machines Corp. 4.750%, 11/29/12 (b)	1,000,000	1,071,804
7.500%, 06/15/13	1,000,000	1,145,499
8.375%, 11/01/19	425,000	565,786

		4,971,234

Consumer Finance—0.2%
American Express Centurion Bank 5.550%, 10/17/12	300,000	321,706
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	122,903
HSBC Finance Corp. 5.500%, 01/19/16	900,000	973,376
SLM Corp. 5.125%, 08/27/12	2,175,000	2,207,625

		3,625,610

Diversified Financial Services—3.6%
Anadarko Finance Co. 7.500%, 05/01/31	1,800,000	1,948,008
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,454,559
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,860,222
Bank of America Corp. 3.125%, 06/15/12	3,900,000	4,044,925
4.750%, 08/15/13 (b)	1,000,000	1,047,727
5.125%, 11/15/14 (b)	1,000,000	1,048,570

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Bank of America Corp. 5.420%, 03/15/17	$900,000	$898,335
5.750%, 08/15/16 (b)	2,850,000	2,937,634
7.400%, 01/15/11	300,000	300,492
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14 (b)	1,500,000	1,659,657
Citigroup, Inc. 2.125%, 04/30/12 (a)	2,940,000	3,002,504
5.500%, 08/27/12 (b)	840,000	889,043
5.850%, 08/02/16 (b)	500,000	539,027
6.125%, 05/15/18 (b)	1,900,000	2,066,455
6.875%, 03/05/38	1,950,000	2,121,821
Diageo Finance BV 5.300%, 10/28/15	870,000	964,836
General Electric Capital Corp. 3.000%, 12/09/11	5,000,000	5,122,042
5.400%, 02/15/17 (b)	2,000,000	2,138,987
5.450%, 01/15/13 (b)	1,800,000	1,936,688
5.875%, 01/14/38 (b)	2,050,000	2,113,636
6.000%, 06/15/12	1,000,000	1,069,812
6.750%, 03/15/32 (b)	1,250,000	1,410,285
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	875,000	947,812
JPMorgan Chase & Co.
2.125%, 12/26/12 (a) (b)	1,950,000	2,005,373
4.750%, 05/01/13 (b)	1,500,000	1,607,872
5.125%, 09/15/14	850,000	903,220
6.300%, 04/23/19	1,900,000	2,148,333
6.750%, 02/01/11	250,000	251,102
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32	300,000	386,398
Novartis Capital Corp.
4.400%, 04/24/20 (b)	900,000	943,146
Petrobras International Finance Co.
6.125%, 10/06/16	600,000	656,706
Shell International Finance BV
4.000%, 03/21/14 (b)	1,900,000	2,022,006
4.300%, 09/22/19 (b)	1,000,000	1,040,267
Telecom Italia Capital S.A.
5.250%, 10/01/15	2,725,000	2,786,303

		59,273,803

Diversified Telecommunication Services—0.5%
AT&T, Inc.
5.800%, 02/15/19 (b)	1,700,000	1,916,137
5.875%, 02/01/12	1,400,000	1,471,790
6.300%, 01/15/38 (b)	1,300,000	1,369,895
British Telecommunications plc
9.875%, 12/15/30 (a)	1,000,000	1,326,447
Qwest Corp.
7.500%, 10/01/14	850,000	956,542
Telefonica Emisiones SAU
6.221%, 07/03/17 (b)	1,400,000	1,501,651

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Verizon New York, Inc. 7.375%, 04/01/32	$500,000	$565,626

		9,108,088

Electric Utilities—1.1%
Consolidated Edison Co. of New York, Inc.
5.850%, 04/01/18	855,000	967,778
Duke Energy Carolinas, LLC
5.300%, 02/15/40 (b)	2,000,000	2,015,160
6.250%, 01/15/12 (b)	500,000	526,795
Exelon Corp.
4.900%, 06/15/15 (b)	1,060,000	1,131,353
5.625%, 06/15/35	1,500,000	1,401,105
Florida Power & Light Co.
5.950%, 02/01/38 (b)	1,700,000	1,871,018
Georgia Power Co.
5.700%, 06/01/17 (b)	1,400,000	1,583,856
Oncor Electric Delivery Co., LLC
7.000%, 05/01/32 (b)	950,000	1,088,471
Pacific Gas & Electric Co.
4.800%, 03/01/14	1,125,000	1,209,888
6.050%, 03/01/34	2,195,000	2,382,293
Progress Energy, Inc.
5.625%, 01/15/16 (b)	1,900,000	2,120,872
Southern California Edison Co.
5.000%, 01/15/16	1,500,000	1,656,735

		17,955,324

Food & Staples Retailing—0.5%
Costco Wholesale Corp.
5.500%, 03/15/17	465,000	525,743
CVS Caremark Corp.
4.875%, 09/15/14 (b)	1,800,000	1,960,730
Safeway, Inc.
7.250%, 02/01/31 (b)	813,000	905,276
The Kroger Co.
5.500%, 02/01/13 (b)	950,000	1,025,666
Wal-Mart Stores, Inc.
4.550%, 05/01/13 (b)	2,075,000	2,236,592
5.250%, 09/01/35 (b)	935,000	938,865
Walgreen Co.
4.875%, 08/01/13	445,000	482,357
5.250%, 01/15/19	900,000	997,291

		9,072,520

Food Products—0.4%
ConAgra Foods, Inc.
5.819%, 06/15/17	1,000,000	1,084,587
General Mills, Inc.
6.000%, 02/15/12 (b)	1,000,000	1,055,654
Kellogg Co.
7.450%, 04/01/31 (b)	1,500,000	1,886,584
Kraft Foods, Inc. 5.375%, 02/10/20 (b)	1,800,000	1,934,107

Security Description	Par Amount	Value*

Food Products—(Continued)
Kraft Foods, Inc. 6.250%, 06/01/12	$900,000	$963,652

		6,924,584

Health Care Equipment & Supplies—0.3%
Baxter International, Inc. 4.625%, 03/15/15	2,700,000	2,948,592
5.375%, 06/01/18 (b)	1,400,000	1,569,751

		4,518,343

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	1,840,697

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. 5.350%, 03/01/18	885,000	994,871

Household Products—0.2%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	578,029
The Procter & Gamble Co. 4.950%, 08/15/14 (b)	2,000,000	2,218,880
6.450%, 01/15/26	200,000	237,446

		3,034,355

Independent Power Producers & Energy Traders—0.1%
PSEG Power, LLC 8.625%, 04/15/31	1,000,000	1,284,602

Industrial Conglomerates—0.2%
General Electric Co. 5.000%, 02/01/13 (b)	930,000	994,980
Koninklijke Philips Electronics NV 5.750%, 03/11/18	900,000	1,006,280
Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,516,974

		3,518,234

Insurance—0.8%
ACE INA Holdings, Inc. 5.875%, 06/15/14 (b)	850,000	939,521
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,309,604
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13 (b)	1,900,000	2,039,179
Chubb Corp. 6.000%, 05/11/37 (b)	865,000	924,820
Hartford Financial Services Group, Inc. 6.100%, 10/01/41 (b)	780,000	728,888
Principal Life Income Funding Trusts 5.300%, 04/24/13 (b)	900,000	972,184
Prudential Financial, Inc. 5.700%, 12/14/36 (b)	1,525,000	1,504,725
7.375%, 06/15/19	2,450,000	2,892,786

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Insurance—(Continued)
The Allstate Corp. 6.900%, 05/15/38 (b)	$150,000	$177,142
7.450%, 05/16/19	1,700,000	2,059,317

		13,548,166

Machinery—0.2%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,251,185
Deere & Co. 6.950%, 04/25/14	850,000	979,485

		3,230,670

Media—0.8%
CBS Corp. 8.875%, 05/15/19	750,000	934,872
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	620,000	706,326
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,570,898
5.650%, 06/15/35	1,500,000	1,451,825
News America, Inc. 6.550%, 03/15/33 (b)	1,950,000	2,093,061
The Walt Disney Co. 6.375%, 03/01/12 (b)	200,000	212,848
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	931,657
Time Warner Cable, Inc. 5.000%, 02/01/20 (b)	1,900,000	1,948,194
5.850%, 05/01/17	100,000	110,821
6.550%, 05/01/37	100,000	107,231
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23 (b)	380,000	477,944
Time Warner, Inc. 6.100%, 07/15/40	925,000	970,797
7.700%, 05/01/32 (b)	685,000	833,500
Turner Broadcasting System, Inc. 8.375%, 07/01/13 (b)	660,000	756,576
Viacom, Inc. 6.250%, 04/30/16 (b)	770,000	874,757

		13,981,307

Metals & Mining—0.4%
Alcoa, Inc. 5.375%, 01/15/13	1,000,000	1,062,500
5.720%, 02/23/19 (b)	523,000	529,538
5.870%, 02/23/22 (b)	101,000	98,980
ArcelorMittal 7.000%, 10/15/39 (b)	2,000,000	2,044,980
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	1,135,603
Teck Resources, Ltd. 9.750%, 05/15/14	290,000	359,600

Security Description	Par Amount	Value*

Metals & Mining—(Continued)
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	$1,100,000	$1,195,084

		6,426,285

Multi-Utilities—0.3%
Dominion Resources, Inc. 5.150%, 07/15/15 (b)	1,600,000	1,765,371
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,690,000	2,904,751
Sempra Energy 6.150%, 06/15/18	900,000	1,017,233

		5,687,355

Multiline Retail—0.1%
Target Corp. 6.350%, 11/01/32	1,000,000	1,127,875

Office Electronics—0.2%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,867,903

Oil, Gas & Consumable Fuels—0.8%
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	857,557
Devon Energy Corp. 6.300%, 01/15/19 (b)	850,000	989,356
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	256,060
Enterprise Products Operating, LLC 5.000%, 03/01/15	2,000,000	2,154,354
6.300%, 09/15/17	1,900,000	2,130,480
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37 (b)	2,000,000	2,037,989
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,275,568
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,936,479

		12,637,843

Paper & Forest Products—0.1%
International Paper Co. 7.950%, 06/15/18	820,000	974,387

Pharmaceuticals—0.7%
Abbott Laboratories 5.125%, 04/01/19	1,350,000	1,488,264
AstraZeneca plc 5.400%, 06/01/14	639,000	710,752
Bristol-Myers Squibb Co. 5.875%, 11/15/36 (b)	2,000,000	2,221,362
Eli Lilly & Co. 4.200%, 03/06/14 (b)	900,000	961,732
Johnson & Johnson 5.950%, 08/15/37 (b)	910,000	1,048,293
6.950%, 09/01/29	250,000	312,218

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Pharmaceuticals—(Continued)
Merck & Co., Inc. 5.950%, 12/01/28 (b)	$300,000	$331,592
6.550%, 09/15/37 (b)	1,000,000	1,205,228
Wyeth 5.500%, 02/01/14 (b)	1,000,000	1,104,638
5.500%, 02/15/16	1,700,000	1,927,619

		11,311,698

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc. 6.100%, 03/15/20 (b)	860,000	962,444
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	189,000	195,709
ERP Operating, L.P. 5.750%, 06/15/17	900,000	991,322
Kimco Realty Corp. 6.875%, 10/01/19	550,000	622,148
Regency Centers, L.P. 5.250%, 08/01/15	850,000	886,323
Simon Property Group, L.P. 5.250%, 12/01/16	2,000,000	2,172,829

		5,830,775

Road & Rail—0.3%
Burlington Northern Santa Fe, LLC 5.900%, 07/01/12	1,000,000	1,069,674
7.000%, 02/01/14	1,850,000	2,100,585
CSX Corp. 6.750%, 03/15/11	200,000	202,256
7.900%, 05/01/17	500,000	606,429
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	148,897
7.250%, 02/15/31	156,000	184,727
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,331,472

		5,644,040

Software—0.2%
Microsoft Corp. 2.950%, 06/01/14 (b)	1,400,000	1,450,087
Oracle Corp. 5.250%, 01/15/16	2,000,000	2,237,339

		3,687,426

Specialty Retail—0.1%
Home Depot, Inc. 5.400%, 03/01/16 (b)	900,000	999,716
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,169,601

		2,169,317

Tobacco—0.1%
Altria Group, Inc. 9.700%, 11/10/18	750,000	985,038

Security Description	Par Amount	Value*

Tobacco—(Continued)
Philip Morris International, Inc. 6.875%, 03/17/14 (b)	$755,000	$867,263

		1,852,301

Wireless Telecommunication Services—0.4%
AT&T Mobility, LLC 7.125%, 12/15/31 (b)	100,000	117,304
Cellco Partnership, Inc. 5.550%, 02/01/14	850,000	931,382
8.500%, 11/15/18	750,000	981,645
New Cingular Wireless Services, Inc. 8.125%, 05/01/12	500,000	546,358
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	951,436
Vodafone Group plc 6.150%, 02/27/37 (b)	2,170,000	2,317,284

		5,845,409

Yankee—0.9%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	376,799
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,679,260
EnCana Corp. 4.750%, 10/15/13	2,000,000	2,168,442
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,664,083
8.400%, 01/15/22	1,000,000	1,378,276
Inter-American Development Bank 6.800%, 10/15/25	500,000	638,154
7.000%, 06/15/25	200,000	257,043
International Bank for Reconstruction & Development 2.375%, 05/26/15	1,420,000	1,449,942
8.875%, 03/01/26	535,000	759,400
Statoil ASA 6.700%, 01/15/18	300,000	353,410
Suncor Energy, Inc. 6.100%, 06/01/18 (b)	2,500,000	2,862,629
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,954,169

		15,541,607

Total Corporate Bonds & Notes (Identified Cost $336,896,081)		349,736,563

Mortgage-Backed Securities—2.6%

Commercial Mortgage-Backed Securities—2.6%
Banc of America Commerical Mortgage, Inc. 5.414%, 09/10/47	2,752,000	2,867,485
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	3,000,000	3,227,967

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust 4.733%, 10/15/41	$1,000,000	$1,054,084
5.375%, 04/15/40 (a)	1,000,000	1,077,082
5.431%, 10/15/49	3,500,000	3,694,590
5.728%, 03/15/49 (a)	3,800,000	4,131,882
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.222%, 07/15/44 (a)	2,000,000	2,168,147
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38	500,000	518,916
4.691%, 10/15/39	500,000	528,899
5.100%, 08/15/15 (a)	3,000,000	3,214,656
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	3,500,000	3,637,776
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43 (a)	1,500,000	1,565,620
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (a)	1,000,000	1,077,141
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	1,201,061	1,226,172
4.275%, 01/12/37	354,727	363,306
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (a)	493,959	511,483
4.367%, 03/15/36	3,000,000	3,093,203
5.156%, 02/15/31	2,500,000	2,656,833
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	500,000	526,678
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	1,063,570
5.648%, 06/11/42 (a)	2,000,000	2,184,166
5.879%, 06/11/49 (a)	1,430,000	1,527,734
Wachovia Bank Commercial Mortgage Trust 6.287%, 04/15/34	1,445,000	1,507,132

Total Mortgage-Backed Securities (Identified Cost $40,210,589)		43,424,522

Foreign Government & Agency Obligations—1.4%

Regional Government—0.3%
Province of Nova Scotia Canada 5.125%, 01/26/17 (b)	900,000	1,002,087
Province of Ontario Canada 5.125%, 07/17/12	2,000,000	2,134,855
Province of Quebec Canada 4.875%, 05/05/14 (b)	1,925,000	2,131,812

		5,268,754

Sovereign—1.0%
Brazilian Government International Bond 6.000%, 01/17/17 (b)	3,755,000	4,243,150
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,186,469

Security Description	Par Amount	Value*

Sovereign—(Continued)
Mexico Government International Bond 8.000%, 09/24/22	$2,200,000	$2,832,500
8.375%, 01/14/11	250,000	250,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,447,487
Republic of Italy 4.500%, 01/21/15 (b)	2,975,000	3,074,745
5.625%, 06/15/12 (b)	3,650,000	3,838,203

		16,872,554

Yankee—0.1%
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	342,822
Province of Quebec Canada 7.500%, 07/15/23	350,000	463,140

		805,962

Total Foreign Government & Agency Obligations (Identified Cost $22,015,570)		22,947,270

Municipal Bonds & Notes—0.6%

Municipal Agency—0.6%
Los Angeles California Community College District 6.750%, 08/01/49	2,210,000	2,280,698
Los Angeles California Unified School District 6.758%, 07/01/34	2,160,000	2,237,177
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	1,955,000
State of California 7.300%, 10/01/39	2,000,000	2,014,200
State of Illinois 5.100%, 06/01/33	1,230,000	920,249

Total Municipal Bonds & Notes (Identified Cost $9,891,377)		9,407,324

Asset Backed-Securities—0.4%

Asset Backed-Credit Card—0.4%
Capital One Multi-Asset Execution Trust 5.050%, 02/15/16	2,000,000	2,162,188
Citibank Credit Card Issuance Trust 4.850%, 04/22/15	1,472,000	1,588,341
4.850%, 03/10/17	2,500,000	2,746,400

		6,496,929

Asset Backed-Home Equity—0.0%
Centex Home Equity 3.750%, 12/25/31 (a)	58,001	56,372

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Asset Backed-Securities—(Continued)

Security Description	Shares/Par Amount	Value*

Asset Backed-Other—0.0%
Detroit Edison Securitization Funding, LLC 6.190%, 03/01/13	$81,470	$82,257

Total Asset-Backed Securities (Identified Cost $6,802,889)		6,635,558

Short Term Investments—13.5%

Discount Notes—1.0%
Federal Home Loan Bank 0.030%, 01/14/11	16,200,000	16,199,825
Federal National Mortgage Association 0.010%, 02/22/11	1,100,000	1,099,809

		17,299,634

Mutual Funds—12.2%
State Street Navigator Securities Lending Prime Portfolio (c)	202,169,153	202,169,153

U.S. Treasury—0.3%
U.S. Treasury Bills 0.064%, 01/27/11 (b)	4,700,000	4,699,917

Total Short Term Investments (Identified Cost $224,168,704)		224,168,704

Total Investments—111.5% (Identified Cost $1,792,094,810) (d)		1,856,127,313
Liabilities in excess of other assets		(190,893,078)

Net Assets—100.0%		$1,665,234,235

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $212,360,335 and the collateral received consisted of cash in the amount of $202,169,153 and non-cash collateral with a value of $15,846,670. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,802,850,755. The aggregate unrealized appreciation and depreciation of investments was $73,077,665 and $(19,801,107), respectively, resulting in net unrealized appreciation of $53,276,558 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,199,807,372	$—	$1,199,807,372
Total Corporate Bonds & Notes*	—	349,736,563	—	349,736,563
Total Mortgage-Backed Securities*	—	43,424,522	—	43,424,522
Total Foreign Government & Agency Obligations*	—	22,947,270	—	22,947,270
Total Municipal Bonds & Notes*	—	9,407,324	—	9,407,324
Total Asset-Backed Securities*	—	6,635,558	—	6,635,558
Short Term Investments
Discount Notes	—	17,299,634	—	17,299,634
Mutual Funds	202,169,153	—	—	202,169,153
U.S. Treasury	—	4,699,917	—	4,699,917
Total Short Term Investments	202,169,153	21,999,551	—	224,168,704
Total Investments	$202,169,153	$1,653,958,160	$—	$1,856,127,313

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,856,127,313
Cash		47,195
Receivable for:
Fund shares sold		15,136,959
Accrued interest		13,371,817

Total Assets		1,884,683,284
Liabilities
Payable for:
Securities purchased	$15,936,076
Fund shares redeemed	648,922
Collateral for securities loaned	202,169,153
Accrued expenses:
Management fees	337,490
Distribution and service fees	202,281
Deferred directors’ fees	17,118
Other expenses	138,009

Total Liabilities		219,449,049

Net Assets		$1,665,234,235

Net assets consists of:
Paid in surplus		$1,580,552,332
Undistributed net investment income		59,608,646
Accumulated net realized losses		(38,959,246)
Unrealized appreciation on investments		64,032,503

Net Assets		$1,665,234,235

Net Assets
Class A		$662,665,202
Class B		806,177,733
Class E		110,799,350
Class G		85,591,950
Capital Shares (Authorized) Outstanding
Class A (100,000,000)		59,350,094
Class B (100,000,000)		73,460,766
Class E (20,000,000)		9,973,878
Class G (10,000,000)		7,812,621
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.17
Class B		10.97
Class E		11.11
Class G		10.96

(a)	Identified cost of investments was $1,792,094,810.
(b)	Includes securities on loan with a value of $212,360,335.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Interest (a)		$59,462,502

Expenses
Management fees	$3,804,008
Distribution and service fees—Class B	1,802,001
Distribution and service fees—Class E	177,891
Distribution and service fees—Class G	153,426
Directors’ fees and expenses	48,653
Custodian and accounting	170,684
Audit and tax services	40,862
Legal	28,047
Shareholder reporting	161,339
Insurance	18,814
Miscellaneous	17,168

Total expenses	6,422,893
Management fee waivers	(106,512)	6,316,381

Net Investment Income		53,146,121

Net Realized and Unrealized Gain
Net realized gain on:
Investments		6,418,804
Net change in unrealized appreciation on:
Investments		23,382,069

Net realized and unrealized gain		29,800,873

Net Increase in Net Assets From Operations		$82,946,994

(a)	Includes net income on securities loaned of $233,790.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$53,146,121	$50,458,285
Net realized gain (loss)	6,418,804	(5,237,666)
Net change in unrealized appreciation	23,382,069	13,881,943

Increase in net assets from operations	82,946,994	59,102,562

From Distributions to Shareholders
Net investment income
Class A	(24,391,092)	(33,214,012)
Class B	(24,725,962)	(29,060,234)
Class E	(4,378,545)	(6,956,815)
Class G	(1,300,662)	0

Total distributions	(54,796,261)	(69,231,061)

Increase in net assets from capital share transactions	299,235,775	165,820,470

Total increase in net assets	327,386,508	155,691,971

Net Assets
Beginning of the period	1,337,847,727	1,182,155,756

End of the period	$1,665,234,235	$1,337,847,727

Undistributed Net Investment Income
End of the period	$59,608,646	$54,426,636

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	17,643,236	$196,522,643	5,993,367	$65,020,222
Reinvestments	2,264,725	24,391,092	3,181,419	33,214,012
Redemptions	(11,136,897)	(123,634,221)	(9,471,888)	(103,372,917)

Net increase (decrease)	8,771,064	$97,279,514	(297,102)	$(5,138,683)

Class B
Sales	18,091,118	$198,291,047	16,638,120	$176,726,498
Reinvestments	2,332,638	24,725,962	2,824,124	29,060,234
Redemptions	(6,139,749)	(67,039,301)	(5,288,963)	(57,035,498)

Net increase	14,284,007	$155,977,708	14,173,281	$148,751,234

Class E
Sales	942,358	$10,448,758	1,226,011	$13,131,697
Reinvestments	408,066	4,378,545	668,925	6,956,815
Redemptions	(2,606,407)	(28,841,325)	(2,081,165)	(22,716,993)

Net decrease	(1,255,983)	$(14,014,022)	(186,229)	$(2,628,481)

Class G
Sales	6,563,568	$71,868,021	2,409,276	$25,690,897
Reinvestments	122,820	1,300,662	0	0
Redemptions	(1,203,098)	(13,176,108)	(79,945)	(854,497)

Net increase	5,483,290	$59,992,575	2,329,331	$24,836,400

Increase derived from capital share transactions		$299,235,775		$165,820,470

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.94	$11.10	$10.97	$10.76	$10.81

Income (Loss) From Investment Operations
Net investment income	0.40 (a)	0.47 (a)	0.54 (a)	0.52 (a)	0.49 (a)
Net realized and unrealized gain (loss) on investments	0.25	0.07	0.10	0.20	(0.07)

Total from investment operations	0.65	0.54	0.64	0.72	0.42

Less Distributions
Distributions from net investment income	(0.42)	(0.70)	(0.51)	(0.51)	(0.47)

Total distributions	(0.42)	(0.70)	(0.51)	(0.51)	(0.47)

Net Asset Value, End of Period	$11.17	$10.94	$11.10	$10.97	$10.76

Total Return (%)	6.05	5.17	5.99	6.87	4.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.30	0.29	0.30	0.32
Net ratio of expenses to average net assets (%) (b)	0.27	0.29	0.28	0.29	0.31
Ratio of net investment income to average net assets (%)	3.63	4.34	5.01	4.86	4.64
Portfolio turnover rate (%)	21	17	14	15	18
Net assets, end of period (in millions)	$662.67	$553.57	$564.53	$678.19	$511.54

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.76	$10.92	$10.81	$10.60	$10.66

Income (Loss) From Investment Operations
Net investment income	0.37 (a)	0.43 (a)	0.51 (a)	0.48 (a)	0.46 (a)
Net realized and unrealized gain (loss) on investments	0.23	0.08	0.08	0.20	(0.08)

Total from investment operations	0.60	0.51	0.59	0.68	0.38

Less Distributions
Distributions from net investment income	(0.39)	(0.67)	(0.48)	(0.47)	(0.44)

Total distributions	(0.39)	(0.67)	(0.48)	(0.47)	(0.44)

Net Asset Value, End of Period	$10.97	$10.76	$10.92	$10.81	$10.60

Total Return (%)	5.69	4.98	5.63	6.66	3.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.55	0.54	0.55	0.57
Net ratio of expenses to average net assets (%) (b)	0.52	0.54	0.53	0.54	0.56
Ratio of net investment income to average net assets (%)	3.38	4.06	4.76	4.60	4.40
Portfolio turnover rate (%)	21	17	14	15	18
Net assets, end of period (in millions)	$806.18	$636.95	$491.55	$568.79	$469.21

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.89	$11.04	$10.92	$10.71	$10.77

Income (Loss) From Investment Operations
Net investment income	0.39 (a)	0.45 (a)	0.52 (a)	0.50 (a)	0.47 (a)
Net realized and unrealized gain (loss) on investments	0.23	0.08	0.09	0.20	(0.07)

Total from investment operations	0.62	0.53	0.61	0.70	0.40

Less Distributions
Distributions from net investment income	(0.40)	(0.68)	(0.49)	(0.49)	(0.46)

Total distributions	(0.40)	(0.68)	(0.49)	(0.49)	(0.46)

Net Asset Value, End of Period	$11.11	$10.89	$11.04	$10.92	$10.71

Total Return (%)	5.82	5.13	5.76	6.71	3.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.45	0.44	0.45	0.47
Net ratio of expenses to average net assets (%) (b)	0.42	0.44	0.43	0.44	0.46
Ratio of net investment income to average net assets (%)	3.49	4.18	4.86	4.70	4.49
Portfolio turnover rate (%)	21	17	14	15	18
Net assets, end of period (in millions)	$110.80	$122.30	$126.08	$172.93	$176.15

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income	0.36 (a)	0.27	(a)
Net realized and unrealized gain on investments	0.23	0.19

Total from investment operations	0.59	0.46

Less Distributions
Distributions from net investment income	(0.38)	0.00

Total distributions	(0.38)	0.00

Net Asset Value, End of Period	$10.96	$10.75

Total Return (%)	5.65	4.47	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.60	(e)
Net ratio of expenses to average net assets (%) (b)	0.57	0.59	(e)
Ratio of net investment income to average net assets (%)	3.31	3.77	(e)
Portfolio turnover rate (%)	21	17
Net assets, end of period (in millions)	$85.59	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not

MSF-21

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards and post October loss deferral. These adjustments have no impact on net assets or the results of operations.

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the

MSF-23

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2010 were $3,804,008.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2010 were $349,969.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

MSF-24

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$446,574,126	$162,007,712	$221,670,594	$92,154,676

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-25

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$54,796,261	$69,231,061	$—	$—	$—	$—	$54,796,261	$69,231,061

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$59,625,764	$—	$53,276,558	$(28,049,643)	$84,852,679

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Total
$9,934,932	$6,670,752	$4,015,637	$4,808,149	$2,620,173	$28,049,643

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$153,658

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk or loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-26

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Barclays Capital Aggregate Bond Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barclays Capital Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-29

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-30

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ proposal to institute revised subadvisory fee schedules for the MetLife Stock Index Portfolio, the Barclays Capital Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the MetLife Mid Cap Stock Index Portfolio (the “Index Portfolios”) effective May 1, 2011. The Directors recognized that the subadviser to each Index Portfolio was an affiliate of MetLife Advisers and that MetLife Advisers, not the Index Portfolios, pays any applicable subadvisory fees. With respect to these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

MSF-31

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-32

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-33

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Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned 15.30%, 14.99%, 15.18%, and 15.20%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 26.38%.

MARKET ENVIRONMENT/CONDITIONS

Although the course of the year was uneven and high levels of market volatility remained a constant for stocks, 2010 ended strongly, marking the second consecutive year in which U.S. stocks recorded double-digit percentage gains. For the year as a whole, the S&P 500 Index advanced 15.1%.

In some sense, there were three parts to 2010. The early months saw risk assets move higher as they continued the 2009 asset recovery story, helped by preliminary signs of employment improvements and very strong fourth quarter 2009 and first quarter 2010 earnings. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill. Nevertheless, after touching a late summer low, the market experienced a very strong finish to the year (U.S. stocks advanced more than 20% from their August lows through the end of the year) as double-dip fears receded, jobs growth resumed and the U.S. midterm elections results were perceived to be capital markets friendly. Additionally, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (QE2) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

Regarding the economic backdrop, debt and deflationary risks remained present throughout 2010, causing central banks (especially the U.S. Federal Reserve) to respond with unprecedented actions. Real gross domestic product (GDP) growth continued in a positive direction, but remained subpar compared to most recoveries on the historic record. In the U.S. job growth was not strong enough to reduce the unemployment rate. Corporations, however, managed to notch fantastic earnings gains despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio posted a double-digit return for the 12-month period, but it underperformed relative to its benchmark, the Russell Midcap Growth Index. Negative stock selection in the Consumer Discretionary sector was the most significant detractor from overall returns for the year. Weaker stock selection in the Information Technology (IT) and Financials sectors also detracted from relative performance for the year. Positive stock selection in the Materials and Energy sectors helped relative returns during the period.

Within the Consumer Discretionary sector, instant lottery ticketing provider Scientific Games was the biggest detractor for the year, finishing down close to 30%. Slower-than-expected growth in the company’s instant lottery ticket business in China coupled with investor worries of a large customer contract renewal in the company’s lottery business pressured the stock for the year. Animated movie production company DreamWorks Animation SKG also detracted from the Portfolio’s performance for the year, dipping 25% after the fourth installment of the popular Shrek series failed to live up to sales expectations. Media content provider CKx fell 20% for the period, with investors waiting for results of a potential new television deal regarding the company’s American Idol franchise.

Within the IT sector, the IT services industry was the most notable detractor as mortgage processing company Lender Processing Services sunk 25% on questions surrounding the home foreclosure documentation process for the industry. Genpact finished flat for the year after posting disappointing financial results and lowering guidance due to contract delays. Digital video recording (DVR) manufacturer TiVo finished down more than 10% for the year after a Federal Circuit Court of Appeals voted to hear the case regarding the company’s time warp technology patent infringement lawsuit versus a major competitor, thereby pushing out the timeline to a final resolution.

Within the Financials sector, asset manager holding INVESCO sold off in the middle of the year on concerns about lower-than-expected revenues, and the stock finished the year down approximately 15%. Exchange provider CME Group also detracted from the Portfolio’s performance for the year, falling 12% on concerns that possible regulatory changes could negatively affect the company’s business model. Neither of these two positions were held in the Portfolio at year-end.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

Positive stock selection in the Materials and Energy sectors helped Portfolio returns. Fertilizer producer Agrium finished the year up close to 50% on increased global demand and higher commodity prices. Coal company Massey Energy rose more than 50% over the year on increased foreign demand and higher prices for the commodity in the export markets, as well as the company’s announcement that a review of strategic alternatives was being conducted by the board of directors, including the possibility of a sale of the company.

There were some slight changes to the Portfolio positioning by year-end. In particular, we increased the Portfolio’s weighting in the Industrials sector, initiating new positions in Fluor and Delta Airlines. We also decreased the Portfolio’s weighting relative to the benchmark in the Healthcare sector, eliminating positions in Mednax and Alere. At year-end, the Portfolio’s most significant overweight was the Industrials sector, while the most significant underweight remained the Consumer Staples sector. In general, sector allocations are a function of our bottom-up stock selection process, and therefore are a result of where we are finding individual opportunities in the mid-cap growth universe.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Aggressive Growth Portfolio
Class A	15.30	3.77	1.42	—
Class B	14.99	3.51	—	5.27
Class D	15.18	—	—	2.22
Class E	15.20	3.63	—	2.68
Russell Midcap Growth Index	26.38	4.88	3.12	—

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Fluor Corp.	2.4
Lincare Holdings, Inc.	2.2
Celanese Corp. (Series A)	2.1
Alliance Data Systems Corp.	2.0
Broadcom Corp.	1.9
BE Aerospace, Inc.	1.8
Phillips-Van Heusen Corp.	1.8
Massey Energy Co.	1.7
Lear Corp.	1.7
Consol Energy, Inc.	1.7

Top Sectors

% of Net Assets
Information Technology	24.9
Consumer Discretionary	21.1
Industrials	18.2
Health Care	13.0
Energy	7.9
Materials	7.0
Financials	5.0
Cash & Equivalents	1.7
Consumer Staples	1.2

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.77%	$1,000.00	$1,284.70	$4.43
	Hypothetical*	0.77%	$1,000.00	$1,021.28	$3.92

Class B	Actual	1.02%	$1,000.00	$1,283.40	$5.87
	Hypothetical*	1.02%	$1,000.00	$1,020.00	$5.19

Class D	Actual	0.87%	$1,000.00	$1,284.10	$5.01
	Hypothetical*	0.87%	$1,000.00	$1,020.77	$4.43

Class E	Actual	0.92%	$1,000.00	$1,283.90	$5.30
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.69

* Hypothetical assumes a rate of return as 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—98.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.4%
BE Aerospace, Inc. (a)	429,300	$15,896,979
Precision Castparts Corp.	101,300	14,101,973

		29,998,952

Air Freight & Logistics—0.9%
UTi Worldwide, Inc.	358,000	7,589,600

Airlines—1.3%
Delta Air Lines, Inc. (a)	928,800	11,702,880

Auto Components—1.7%
Lear Corp. (a)	154,400	15,240,824

Biotechnology—2.2%
Cubist Pharmaceuticals, Inc. (a) (b)	137,700	2,946,780
Dendreon Corp. (a) (b)	220,300	7,692,876
Human Genome Sciences, Inc. (a) (b)	276,400	6,603,196
United Therapeutics Corp. (a) (b)	40,700	2,573,054

		19,815,906

Capital Markets—2.4%
Greenhill & Co., Inc. (b)	104,500	8,535,560
LPL Investment Holdings, Inc. (a) (b)	49,300	1,793,041
Och-Ziff Capital Management Group, LLC (b)	705,550	10,992,469

		21,321,070

Chemicals—5.2%
Agrium, Inc. (b)	154,900	14,212,075
Ashland, Inc.	163,600	8,320,696
Celanese Corp. (Series A)	447,600	18,427,692
Solutia, Inc. (a) (b)	240,000	5,539,200

		46,499,663

Commercial Banks—0.8%
SVB Financial Group (a) (b)	139,900	7,421,695

Commercial Services & Supplies—0.5%
IESI-BFC, Ltd.	189,300	4,599,990

Communications Equipment—1.3%
F5 Networks, Inc. (a)	33,400	4,347,344
Riverbed Technology, Inc. (a) (b)	193,400	6,801,878

		11,149,222

Computers & Peripherals—2.4%
NetApp, Inc. (a)	180,900	9,942,264
Western Digital Corp. (a)	343,400	11,641,260

		21,583,524

Construction & Engineering—3.8%
Fluor Corp. (b)	320,600	21,242,956
Quanta Services, Inc. (a) (b)	611,500	12,181,080

		33,424,036

Security Description	Shares	Value*

Containers & Packaging—0.9%
Owens-Illinois, Inc. (a)	266,500	$8,181,550

Diversified Financial Services—0.9%
MSCI, Inc. (a)	202,900	7,904,984

Electrical Equipment—1.5%
AMETEK, Inc.	337,800	13,258,650

Electronic Equipment, Instruments & Components—1.4%
Amphenol Corp. (Class A)	233,700	12,334,686

Energy Equipment & Services—2.7%
Superior Energy Services, Inc. (a)	311,400	10,895,886
Weatherford International, Ltd. (a)	569,400	12,982,320

		23,878,206

Food & Staples Retailing—1.2%
Safeway, Inc. (b)	375,900	8,453,991
Whole Foods Market, Inc. (a) (b)	45,100	2,281,609

		10,735,600

Health Care Equipment & Supplies—2.3%
Boston Scientific Corp. (a) (b)	1,192,200	9,024,954
CareFusion Corp. (a)	458,600	11,786,020

		20,810,974

Health Care Providers & Services—3.0%
Aetna, Inc.	220,300	6,721,353
Lincare Holdings, Inc. (b)	743,700	19,953,471

		26,674,824

Health Care Technology—0.4%
SXC Health Solutions Corp. (a)	76,786	3,291,048

Hotels, Restaurants & Leisure—4.5%
Darden Restaurants, Inc.	176,400	8,192,016
MGM Resorts International (a) (b)	324,300	4,815,855
Scientific Games Corp. (a) (b)	1,382,000	13,764,720
Starwood Hotels & Resorts Worldwide, Inc. (b)	153,900	9,354,042
The Cheesecake Factory, Inc. (a) (b)	138,300	4,240,278

		40,366,911

Household Durables—2.4%
Newell Rubbermaid, Inc.	574,200	10,438,956
Stanley Black & Decker, Inc.	165,000	11,033,550

		21,472,506

Internet & Catalog Retail—0.9%
priceline.com, Inc. (a)	20,700	8,270,685

Internet Software & Services—0.6%
Akamai Technologies, Inc. (a)	119,600	5,627,180

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—4.1%
Alliance Data Systems Corp. (a) (b)	248,100	$17,622,543
Gartner, Inc. (Class A) (a) (b)	265,900	8,827,880
Lender Processing Services, Inc. (b)	345,050	10,185,876

		36,636,299

Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc. (a)	100,800	4,176,144
Bruker Corp. (a) (b)	192,000	3,187,200
Illumina, Inc. (a) (b)	30,100	1,906,534
Thermo Fisher Scientific, Inc. (a)	138,400	7,661,824

		16,931,702

Machinery—3.1%
CNH Global NV	102,900	4,912,446
Gardner Denver, Inc.	67,300	4,631,586
Joy Global, Inc.	51,900	4,502,325
Oshkosh Corp. (a)	123,100	4,338,044
Terex Corp. (b)	292,800	9,088,512

		27,472,913

Media—2.1%
CKX, Inc. (a) (b)	880,360	3,547,851
DreamWorks Animation SKG, Inc. (a) (b)	214,300	6,315,421
The Interpublic Group of Cos., Inc. (a)	804,300	8,541,666

		18,404,938

Metals & Mining—0.9%
Century Aluminum Co. (a) (b)	510,698	7,931,140

Multiline Retail—0.8%
Nordstrom, Inc.	165,000	6,992,700

Oil, Gas & Consumable Fuels—5.2%
Consol Energy, Inc.	311,700	15,192,258
Massey Energy Co.	284,800	15,279,520
McMoRan Exploration Co. (a)	82,300	1,410,622
Plains Exploration & Production Co. (a) (b)	444,100	14,273,374

		46,155,774

Pharmaceuticals—3.1%
Allergan, Inc.	64,000	4,394,880
Elan Corp. plc (ADR) (a)	1,163,900	6,669,147
Mylan, Inc. (a)	354,700	7,494,811
Salix Pharmaceuticals, Ltd. (a) (b)	197,125	9,256,990

		27,815,828

Professional Services—3.9%
IHS, Inc. (a) (b)	118,300	9,510,137
Manpower, Inc.	194,800	12,225,648
Robert Half International, Inc. (b)	159,100	4,868,460
Verisk Analytics, Inc. (a)	221,700	7,555,536

		34,159,781

Security Description	Shares	Value*

Real Estate Investment Trusts—0.9%
Chimera Investment Corp. (b)	1,065,000	$4,377,150
DuPont Fabros Technology, Inc. (b)	181,900	3,869,013

		8,246,163

Semiconductors & Semiconductor Equipment—8.0%
Analog Devices, Inc.	299,800	11,293,466
Avago Technologies, Ltd. (a) (b)	468,200	13,329,654
Broadcom Corp.	393,900	17,154,345
Marvell Technology Group, Ltd. (a)	501,900	9,310,245
Netlogic Microsystems, Inc. (a) (b)	353,863	11,114,837
PMC-Sierra, Inc. (a)	255,990	2,198,954
Skyworks Solutions, Inc. (a) (b)	239,700	6,862,611

		71,264,112

Software—7.0%
Activision Blizzard, Inc.	562,700	6,999,988
Check Point Software Technologies, Ltd. (a)	137,100	6,342,246
Intuit, Inc. (a)	180,900	8,918,370
MICROS Systems, Inc. (a)	191,500	8,399,190
Rovi Corp. (a) (b)	198,600	12,315,186
Salesforce.com, Inc. (a) (b)	80,400	10,612,800
TiVo, Inc. (a) (b)	1,016,100	8,768,943

		62,356,723

Specialty Retail—5.1%
Abercrombie & Fitch Co. (Class A) (b)	97,800	5,636,214
Express, Inc. (a) (b)	676,900	12,725,720
GameStop Corp. (Class A) (a) (b)	415,700	9,511,216
Limited Brands, Inc.	362,900	11,151,917
PetSmart, Inc.	156,500	6,231,830

		45,256,897

Textiles, Apparel & Luxury Goods—3.6%
Coach, Inc.	178,300	9,861,773
Deckers Outdoor Corp. (a) (b)	78,600	6,267,564
Phillips-Van Heusen Corp.	251,100	15,821,811

		31,951,148

Total Common Stock (Identified Cost $744,638,287)		874,731,284

Short Term Investments—16.0%

Mutual Funds—14.0%
State Street Navigator Securities Lending Prime Portfolio (c)	125,056,904	125,056,904

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $17,812,015 on 01/03/11, collateralized by $18,905,000 Federal National Mortgage Association due 11/24/20 with a value of $18,172,431.	$17,812,000	$17,812,000

Total Short Term Investments (Identified Cost $142,868,904)		142,868,904

Total Investments—114.3% (Identified Cost $887,507,191) (d)		1,017,600,188
Liabilities in excess of other assets		(127,691,195)

Net Assets—100.0%		$889,908,993

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $122,287,355 and the collateral received consisted of cash in the amount of $125,056,904 and non-cash collateral with a value of $1,080,338. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $889,524,312. The aggregate unrealized appreciation and depreciation of investments was $173,417,898 and $(45,342,022), respectively, resulting in net unrealized appreciation of $128,075,876 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock**	$874,731,284	$—	$—	$874,731,284
Short Term Investments
Mutual Funds	125,056,904	—	—	125,056,904
Repurchase Agreement	—	17,812,000	—	17,812,000
Total Short Term Investments	125,056,904	17,812,000	—	142,868,904
Total Investments	$999,788,188	$17,812,000	$—	$1,017,600,188

**	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,017,600,188
Cash		556
Receivable for:
Fund shares sold		34,793
Accrued interest and dividends		353,663

Total Assets		1,017,989,200
Liabilities
Payable for:
Securities purchased	$400,734
Fund shares redeemed	1,890,699
Foreign taxes	4,846
Collateral for securities loaned	125,056,904
Accrued expenses:
Management fees	547,353
Distribution and service fees	31,853
Deferred directors’ fees	17,118
Other expenses	130,700

Total Liabilities		128,080,207

Net Assets		$889,908,993

Net assets consists of:
Paid in surplus		$841,415,944
Undistributed net investment income		2,628,883
Accumulated net realized losses		(84,228,945)
Unrealized appreciation on investments and foreign currency transactions		130,093,111

Net Assets		$889,908,993

Net Assets
Class A		$644,557,137
Class B		83,411,897
Class D		148,088,652
Class E		13,851,307
Capital Shares (Authorized) Outstanding
Class A (45,000,000)		23,922,631
Class B (7,500,000)		3,265,478
Class D (10,000,000)		5,544,864
Class E (5,000,000)		519,218
Net Asset Value, Offering and Redemption Price Per Share
Class A		$26.94
Class B		25.54
Class D		26.71
Class E		26.68

(a)	Identified cost of investments was $887,507,191.
(b)	Includes securities on loan with a value of $122,287,355.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$9,411,276
Interest (b)		200,334

		9,611,610
Expenses
Management fees	$6,089,331
Distribution and service fees—Class B	180,437
Distribution and service fees—Class D	144,102
Distribution and service fees—Class E	21,050
Directors’ fees and expenses	48,653
Custodian and accounting	65,371
Audit and tax services	37,862
Legal	16,307
Shareholder reporting	167,329
Insurance	10,210
Miscellaneous	10,938

Total expenses	6,791,590
Less broker commission recapture	(171,619)	6,619,971

Net Investment Income		2,991,639

Net Realized and Unrealized Gain
Net realized gain on:
Investments		62,364,457
Net change in unrealized appreciation on:
Investments	53,630,123
Foreign currency transactions	114	53,630,237

Net realized and unrealized gain		115,994,694

Net Increase in Net Assets From Operations		$118,986,333

(a)	Net of foreign taxes of $6,922.
(b)	Includes net income on securities loaned of $198,813.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,991,639	$532,686
Net realized gain (loss)	62,364,457	(73,307,031)
Net change in unrealized appreciation	53,630,237	364,330,325

Increase in net assets from operations	118,986,333	291,555,980

From Distributions to Shareholders
Net investment income
Class A	(415,531)	(1,038,672)
Class D	0	(86,595)
Class E	0	(2,653)

Total distributions	(415,531)	(1,127,920)

Decrease in net assets from capital share transactions	(86,389,704)	(51,515,389)

Total increase in net assets	32,181,098	238,912,671
Net Assets
Beginning of the period	857,727,895	618,815,224

End of the period	$889,908,993	$857,727,895

Undistributed Net Investment Income
End of the period	$2,628,883	$267,460

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	442,653	$10,494,177	632,096	$11,863,692
Reinvestments	16,068	415,531	62,010	1,038,672
Redemptions	(3,168,111)	(75,046,080)	(3,255,563)	(59,656,121)

Net decrease	(2,709,390)	$(64,136,372)	(2,561,457)	$(46,753,757)

Class B
Sales	918,593	$20,615,281	1,736,525	$29,823,439
Redemptions	(698,668)	(15,552,554)	(841,635)	(14,691,807)

Net increase	219,925	$5,062,727	894,890	$15,131,632

Class D
Sales	468,828	$11,069,567	563,979	$10,192,192
Reinvestments	0	0	5,210	86,595
Redemptions	(1,493,022)	(35,393,372)	(1,587,495)	(29,183,751)

Net decrease	(1,024,194)	$(24,323,805)	(1,018,306)	$(18,904,964)

Class E
Sales	87,453	$2,082,404	146,499	$2,823,318
Reinvestments	0	0	160	2,653
Redemptions	(215,488)	(5,074,658)	(206,900)	(3,814,271)

Net decrease	(128,035)	$(2,992,254)	(60,241)	$(988,300)

Decrease derived from capital share transactions		$(86,389,704)		$(51,515,389)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$23.38		$15.68		$28.89		$23.96		$22.45

Income (Loss) From Investment Operations
Net investment income (loss)	0.10	(a)	0.02	(a)	0.04	(a)	(0.06	)(a)	(0.07)
Net realized and unrealized gain (loss) on investments	3.48		7.72		(13.25)		4.99		1.58

Total from investment operations	3.58		7.74		(13.21)		4.93		1.51

Less Distributions
Distributions from net investment income	(0.02)		(0.04)		0.00		0.00		0.00

Total distributions	(0.02)		(0.04)		0.00		0.00		0.00

Net Asset Value, End of Period	$26.94		$23.38		$15.68		$28.89		$23.96

Total Return (%)	15.30		49.44		(45.73)		20.58		6.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77		0.79		0.77		0.76		0.79
Ratio of net investment income (loss) to average net assets (%)	0.40		0.11		0.16		(0.24)		(0.29)
Portfolio turnover rate (%)	91		55		48		49		91
Net assets, end of period (in millions)	$644.56		$622.76		$457.84		$937.66		$880.97

	Class B
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$22.21		$14.90		$27.51		$22.88		$21.49

Income (Loss) From Investment Operations
Net investment income (loss)	0.04	(a)	(0.02	)(a)	(0.02	)(a)	(0.12	)(a)	(0.09)
Net realized and unrealized gain (loss) on investments	3.29		7.33		(12.59)		4.75		1.48

Total from investment operations	3.33		7.31		(12.61)		4.63		1.39

Net Asset Value, End of Period	$25.54		$22.21		$14.90		$27.51		$22.88

Total Return (%)	14.99		49.06		(45.84)		20.24		6.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02		1.04		1.02		1.01		1.04
Ratio of net investment income (loss) to average net assets (%)	0.18		(0.13)		(0.11)		(0.48)		(0.53)
Portfolio turnover rate (%)	91		55		48		49		91
Net assets, end of period (in millions)	$83.41		$67.64		$32.05		$45.24		$21.63

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year ended December 31,
	2010		2009		2008	2007		2006(b)
Net Asset Value, Beginning of Period	$23.19		$15.54		$28.66	$23.80		$24.12

Income (Loss) From Investment Operations
Net investment income (loss)	0.07	(a)	0.00	(a)(c)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	3.45		7.66		(13.13)	4.95		(0.26)

Total from investment operations	3.52		7.66		(13.12)	4.86		(0.32)

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00	0.00		0.00

Total distributions	0.00		(0.01)		0.00	0.00		0.00

Net Asset Value, End of Period	$26.71		$23.19		$15.54	$28.66		$23.80

Total Return (%)	15.18		49.24		(45.74)	20.42		(1.33	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87		0.89		0.87	0.86		0.89	(e)
Ratio of net investment income (loss) to average net assets (%)	0.29		0.01		0.06	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	91		55		48	49		91
Net assets, end of period (in millions)	$148.09		$152.33		$117.94	$268.93		$270.16

	Class E
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$23.16		$15.53		$28.64		$23.79		$22.33

Income (Loss) From Investment Operations
Net investment income (loss)	0.05	(a)	(0.01	)(a)	0.00	(a)(c)	(0.10	)(a)	(0.12)
Net realized and unrealized gain (loss) on investments	3.47		7.64		(13.11)		4.95		1.58

Total from investment operations	3.52		7.63		(13.11)		4.85		1.46

Net Asset Value, End of Period	$26.68		$23.16		$15.53		$28.64		$23.79

Total Return (%)	15.20		49.17		(45.78)		20.39		6.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92		0.94		0.92		0.91		0.94
Ratio of net investment income (loss) to average net assets (%)	0.23		(0.03)		0.00	(f)	(0.39)		(0.44)
Portfolio turnover rate (%)	91		55		48		49		91
Net assets, end of period (in millions)	$13.85		$14.99		$10.99		$20.17		$16.31

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Net investment income for the period was less than $0.01.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$6,089,331	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife and MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$743,048,915	$0	$824,820,803

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$415,531	$1,127,920	$—	$—	$—	$—	$415,531	$1,127,920

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$2,646,002	$—	$128,075,990	$(82,211,823)	$48,510,169

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$82,211,823	$82,211,823

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Aggressive Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Aggressive Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

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Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 8.34%, 8.07%, and 8.18%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 6.54%.

MARKET ENVIRONMENT/CONDITIONS

In 2010, risk assets continued the choppy advance that began in 2009. In some sense, there were three parts to the year. The early months saw risk assets move higher amid a continuation of the 2009 recovery, as well as improvements in jobs data and very strong earnings in the fourth quarter of 2009 and the first quarter of 2010. The middle months of the year saw a double-digit percentage correction due to investors concerns regarding the Greek sovereign debt crisis and stalling jobs growth, igniting double-dip recessionary fears. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill being debated by Congress. From the late summer lows, the market experienced a very strong finish to the year as double-dip fears receded, jobs growth resumed, the U.S. experienced a capital-markets-friendly election and Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to further quantitative easing measures. Additionally—and perhaps most importantly—the Bush tax cuts were extended, along with some fiscal sweeteners. Debt and deflationary risks were present throughout 2010, causing central banks (especially the U.S. Federal Reserve) to respond with unprecedented actions. Real gross domestic product growth continued in a positive direction, but remained subpar compared to most recoveries, and U.S. jobs growth was not strong enough to reduce the unemployment rate. Corporations, however, produced fantastic earnings gains, despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms. We saw investor flows out of equity funds (U.S. equities, in particular) and into bond funds as a demand for yield continued amid tempered growth expectations.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s outperformance relative to its benchmark, the Barclays Capital U.S. Aggregate Index, for the 12-month period was primarily attributable to its overweights in non-government spread sectors, such as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate credit, as well as its allocation outside the benchmark index to non-agency residential mortgage-backed securities (MBS). In addition, the Portfolio’s out-of-index allocation to high yield corporate credit benefited performance significantly, as the sector broadly rallied during the year. During the year, the Portfolio reduced exposure to government sectors, including agency debt, as well as to lower-beta credit sectors (sectors with lower sensitivity to market volatility), such as investment grade corporates. Correspondingly, the Portfolio added exposure to higher-beta sectors like high yield corporates and CMBS. During the year, our duration positioning and tactical positioning in agency MBS served as detractors to the Portfolio.

At year-end, the Portfolio was generally underweight relative to the benchmark in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio held underweights in U.S. Treasuries, agency debentures and FDIC-guaranteed debt. The Portfolio was overweight in non-government spread sectors, including CMBS, ABS and corporate debt. The Portfolio also held out-of-index allocations to non-agency MBS and high yield corporate credit. We believed spread sectors would continue to benefit from both monetary and fiscal policy support, as well as gradually improving economic conditions. The Portfolio ended the year with a shorter duration relative to the benchmark.

Rick Rieder

Matthew Marra

Eric Pellicciaro

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Bond Income Portfolio
Class A	8.34	4.91	5.44	—
Class B	8.07	4.65	—	5.01
Class E	8.18	4.76	—	4.92
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, and Class E shares are 8/26/83, 5/1/01 and 4/23/02, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Issuers

% of Long Term Investments
Federal National Mortgage Association	35.5
U.S. Treasury Notes	7.2
U.S. Treasury Bonds	5.6
Federal Home Loan Mortgage Corp.	3.2
LB-UBS Commercial Mortgage Trust	1.9
Eksportfinans ASA	1.4
SLM Student Loan Trust	1.3
Santander Drive Auto Receivables Trust	1.2
Bank of Nova Scotia	1.0
Wells Fargo Mortgage Backed Securities Trust	1.0

Top Sectors

% of Long Term Investments
Mortgage Pass-Through	31.6
Investment Grade Corporate	19.8
U.S. Treasury	14.0
CMBS	8.9
High Yield Corporate	6.0
Asset-Backed	5.5
Mortgage CMO	5.4
Foreign Government	3.5
Municipal	1.9
U.S. Agency	1.5

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.38%	$1,000.00	$1,019.30	$1.93
	Hypothetical*	0.38%	$1,000.00	$1,023.27	$1.94

Class B(a)	Actual	0.63%	$1,000.00	$1,017.90	$3.20
	Hypothetical*	0.63%	$1,000.00	$1,021.99	$3.21

Class E(a)	Actual	0.53%	$1,000.00	$1,018.50	$2.70
	Hypothetical*	0.53%	$1,000.00	$1,022.50	$2.70

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—61.9% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—46.1%
Federal Home Loan Mortgage Corp. 2.793%, 03/01/35 (a)	$4,651,259	$4,871,139
4.500%, 12/01/40	59,800,000	61,335,990
5.000%, TBA	2,400,000	2,533,532
5.349%, 05/01/36 (a)	4,551,256	4,762,912
5.500%, TBA	8,600,000	9,209,496
Federal National Mortgage Association 2.833%, 03/01/39 (a)	9,335,421	9,750,001
3.321%, 12/01/40 (a)	5,590,000	5,670,793
3.500%, TBA	9,300,000	9,156,438
4.000%, TBA	268,900,000	268,262,613
4.500%, 12/01/20	9,668,352	10,230,325
4.500%, 12/01/40	115,646,254	118,815,445
4.500%, TBA	33,800,000	34,692,523
5.000%, 11/01/33	18,007,593	19,045,753
5.000%, 03/01/34	24,247,667	25,645,575
5.000%, 07/01/34	4,809,222	5,080,468
5.000%, 04/25/35	1,192,153	1,275,670
5.000%, 08/01/40	21,742,274	22,873,442
5.000%, TBA	54,000,000	56,844,035
5.027%, 07/01/38 (a)	4,634,891	4,931,859
5.500%, 06/25/28	454,452	462,710
5.500%, 11/01/33	9,656,620	10,408,853
5.500%, 12/01/33	2,628,009	2,829,441
5.500%, 05/01/34	10,501,568	11,319,622
5.500%, 05/01/35	13,556,103	14,612,100
5.500%, 01/01/38	11,444,870	12,314,464
5.500%, 02/01/38	22,490,995	24,077,835
5.500%, 06/01/38	73,550,771	78,790,615
5.500%, 09/01/38	6,906,971	7,395,368
5.500%, 10/01/38	7,367,537	7,888,501
5.500%, TBA	4,500,000	4,837,500
6.000%, 03/25/27	829,850	835,896
6.000%, 02/01/34	1,613,457	1,777,388
6.000%, 08/01/34	1,291,813	1,423,065
6.000%, 04/01/35	19,894,769	21,916,133
6.000%, 06/01/36	4,051,968	4,458,595
6.000%, 04/01/40	64,575,242	70,382,523
6.500%, TBA	39,400,000	43,783,250
9.000%, 04/01/16	6	6
Government National Mortgage Association 5.000%, 10/20/33	5,179,077	5,541,794
5.500%, 04/15/33	203,139	220,691
5.739%, 08/16/39 (a) (b)	18,125,686	2,002,370
5.839%, 04/20/36 (a) (b)	13,308,086	1,557,801
5.939%, 05/20/37 (a) (b)	12,684,878	1,329,409
5.989%, 10/16/39 (a) (b)	13,500,049	1,613,012
6.129%, 11/16/39 (a) (b)	13,582,830	1,662,676
6.139%, 11/20/39 (a) (b)	29,809,507	3,582,614
6.500%, 04/15/33	110,037	124,723
6.539%, 12/20/36 (a) (b)	4,946,713	702,852
6.559%, 03/20/37 (a) (b)	11,478,473	1,596,838
7.079%, 01/20/37 (a) (b)	14,565,573	2,070,974
7.500%, 12/15/14	109,159	118,427
8.000%, 11/15/29	22,680	26,837
8.500%, 01/15/17	8,408	9,578

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association 8.500%, 02/15/17	$3,040	$3,073
8.500%, 03/15/17	2,363	2,387
8.500%, 05/15/17	7,947	9,053
8.500%, 10/15/21	393	395
8.500%, 11/15/21	3,749	4,433
8.500%, 05/15/22	2,616	3,101
9.000%, 10/15/16	3,104	3,137

		1,016,688,049

Federal Agencies—0.7%
Federal National Mortgage Association 5.125%, 01/02/14	7,095,000	7,779,242
5.250%, 08/01/12 (c)	3,100,000	3,311,727
Tennessee Valley Authority 5.250%, 09/15/39	4,590,000	4,852,621

		15,943,590

U.S. Treasury—15.1%
U.S. Treasury Bonds 3.500%, 02/15/39 (c)	14,615,000	12,594,023
3.875%, 08/15/40 (c)	19,595,000	18,048,837
4.250%, 11/15/40 (c)	10,500,000	10,329,375
4.375%, 05/15/40 (c)	43,338,000	43,547,756
6.250%, 08/15/23 (c) (f)	17,480,000	21,970,175
7.250%, 08/15/22 (c)	8,865,000	11,984,372
8.125%, 05/15/21 (c)	17,705,000	25,132,796
8.125%, 08/15/21 (c)	975,000	1,388,461
U.S. Treasury Notes 0.500%, 11/30/12 (c)	27,020,000	26,985,171
0.750%, 12/15/13 (c)	14,860,000	14,754,360
1.250%, 10/31/15 (c) (f)	11,470,000	11,100,804
1.375%, 11/30/15 (c)	100,806,000	97,962,968
2.250%, 11/30/17 (c)	16,010,000	15,568,476
2.625%, 08/15/20 (a) (c)	935,000	886,424
2.625%, 11/15/20 (c)	20,721,000	19,545,725

		331,799,723

Total U.S. Treasury & Government Agencies (Identified Cost $1,358,821,952)		1,364,431,362

Corporate Bonds & Notes—31.9%

Aerospace & Defense—0.1%
AWAS Aviation Capital, Ltd. (144A) 7.000%, 10/15/16	1,500,000	1,486,875
L-3 Communications Corp. 5.875%, 01/15/15	370,000	376,937
6.375%, 10/15/15	650,000	669,500

		2,533,312

Auto Components—0.1%
BorgWarner, Inc. 4.625%, 09/15/20	1,605,000	1,584,556

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, 10/15/12	$14,100,000	$14,548,549
5.375%, 01/15/20	5,845,000	6,333,572

		20,882,121

Capital Markets—2.8%
CDP Financial, Inc. (144A) 3.000%, 11/25/14	9,910,000	10,073,574
Credit Suisse 5.860%, 05/29/49 (a) (c)	5,320,000	5,027,400
Credit Suisse USA, Inc. 6.125%, 11/15/11	1,600,000	1,676,424
Goldman Sachs Capital II 5.793%, 12/29/49 (a) (c)	2,435,000	2,063,663
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (d)	4,775,000	478
Morgan Stanley 2.786%, 05/14/13 (a) (c)	10,750,000	11,139,988
4.000%, 07/24/15 (c)	2,340,000	2,352,133
5.050%, 01/21/11 (c)	6,800,000	6,812,621
6.250%, 08/28/17 (c)	3,840,000	4,136,317
The Goldman Sachs Group, Inc. 3.700%, 08/01/15	4,650,000	4,737,941
5.375%, 03/15/20)	8,330,000	8,607,897
6.000%, 06/15/20 (c)	4,465,000	4,825,165

		61,453,601

Chemicals—0.3%
CF Industries, Inc. 7.125%, 05/01/20	5,020,000	5,496,900
The Dow Chemical Co. 4.250%, 11/15/20 (c)	1,085,000	1,039,319

		6,536,219

Commercial Banks—5.4%
Bank of Nova Scotia (144A) 1.650%, 10/29/15	27,935,000	26,862,442
CIT Group, Inc. 7.000%, 05/01/14 (c)	290,000	292,900
7.000%, 05/01/17 (c)	2,187,064	2,192,532
Dexia Credit Local de France S.A. (144A) 2.750%, 04/29/14 (c)	6,100,000	6,188,041
Discover Bank 7.000%, 04/15/20	435,000	467,643
8.700%, 11/18/19	5,595,000	6,585,953
DnB NOR Boligkreditt AS (144A) 2.100%, 10/14/15	23,295,000	22,153,475
HSBC Bank USA N.A. 5.875%, 11/01/34 (c)	2,300,000	2,278,428
Japan Finance Corp. 2.000%, 06/24/11	4,420,000	4,453,247
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	8,225,000	8,920,876

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13	$3,785,000	$3,814,182
Royal Bank of Canada (144A) 3.125%, 04/14/15	22,805,000	23,359,367
Sparebanken 1 Boligkreditt (144A) 1.250%, 10/25/13	9,160,000	9,057,630
U.S. Bank N.A. 4.950%, 10/30/14	2,300,000	2,506,584

		119,133,300

Commercial Services & Supplies—0.1%
RR Donnelley & Sons Co. 7.625%, 06/15/20 (c)	977,000	1,046,480
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19 (c)	1,200,000	1,288,596

		2,335,076

Consumer Finance—0.7%
Ally Financial, Inc. 8.000%, 03/15/20	4,680,000	5,124,600
FCE Bank plc 7.125%, 01/15/13 (EUR)	650,000	909,719
7.875%, 02/15/11 (GBP)	2,700,000	4,221,718
Ford Motor Credit Co., LLC 6.625%, 08/15/17 (c)	2,220,000	2,333,200
SLM Corp. 5.400%, 10/25/11	2,470,000	2,513,583

		15,102,820

Containers & Packaging—0.9%
Ball Corp. 7.125%, 09/01/16 (c)	1,355,000	1,460,013
7.375%, 09/01/19	1,355,000	1,456,625
Crown Americas, LLC 7.625%, 05/15/17 (c)	3,513,000	3,776,475
Owens-Brockway Glass Container, Inc. 7.375%, 05/15/16	4,950,000	5,259,375
Reynolds Group Issuer, Inc. (144A) 7.125%, 04/15/19	2,002,000	2,037,035
7.750%, 10/15/16	5,025,000	5,313,937

		19,303,460

Diversified Financial Services—7.3%
Bank of America Corp. 5.375%, 06/15/14 (c)	3,100,000	3,258,798
5.625%, 07/01/20 (c)	3,340,000	3,405,103
7.625%, 06/01/19 (c)	4,700,000	5,411,744
Belvoir Land, LLC (144A) 5.270%, 12/15/47	615,000	501,926
BNP Paribas Home Loan Covered Bonds S.A. (144A) 2.200%, 11/02/15	18,250,000	17,478,390
BP Capital Markets plc 3.125%, 03/10/12 (c)	5,445,000	5,567,736

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc. 4.750%, 05/19/15	$2,115,000	$2,214,610
5.375%, 08/09/20 (c)	5,460,000	5,672,978
8.500%, 05/22/19	4,520,000	5,611,286
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	7,445,000	7,767,525
Daimler Finance North America, LLC 7.300%, 01/15/12 (c)	3,800,000	4,037,435
Devon Financing Corp. ULC 6.875%, 09/30/11	2,800,000	2,925,182
Eksportfinans ASA 1.875%, 04/02/13	14,830,000	15,002,873
2.000%, 09/15/15	13,980,000	13,653,148
5.500%, 05/25/16 (c)	5,970,000	6,719,683
General Electric Capital Corp. 0.409%, 04/10/12 (a)	4,740,000	4,732,975
2.000%, 09/28/12	9,050,000	9,244,095
2.125%, 12/21/12 (c)	3,560,000	3,657,672
5.500%, 01/08/20 (c)	5,640,000	6,031,907
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,302,857
JPMorgan Chase & Co. 0.938%, 02/26/13 (a)	2,975,000	2,987,236
2.600%, 01/15/16 (c)	4,070,000	3,959,788
6.300%, 04/23/19	1,500,000	1,707,383
7.900%, 12/31/49 (a)	7,540,000	8,014,945
Novus USA Trust Series 1.534%, 10/25/15 (a)	5,110,000	5,110,000
Petrobras International Finance Co. 5.750%, 01/20/20	8,660,000	8,985,339
5.875%, 03/01/18	2,050,000	2,182,877
Sprint Capital Corp. 8.375%, 03/15/12 (c)	200,000	211,500
Telecom Italia Capital S.A. 5.250%, 11/15/13 (c)	850,000	885,535
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	2,850,000	2,899,812

		161,142,338

Diversified Telecommunication Services—1.7%
AT&T, Inc. 6.500%, 09/01/37	4,210,000	4,540,283
CCH II, LLC 13.500%, 11/30/16	9,030,000	10,768,275
Frontier Communications Corp. 8.250%, 04/15/17	1,345,000	1,476,137
Qwest Communications International, Inc. 7.500%, 02/15/14	405,000	410,063
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	175,000	177,188
Telefonica Emisiones SAU 4.949%, 01/15/15 (c)	6,775,000	7,016,759
7.045%, 06/20/36 (c)	825,000	844,120

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Verizon Communications, Inc. 8.750%, 11/01/18	$8,688,000	$11,344,929
Windstream Corp. 8.125%, 08/01/13 (c)	770,000	847,000
8.625%, 08/01/16	255,000	268,388

		37,693,142

Electric Utilities—0.6%
AES Ironwood, LLC 8.857%, 11/30/25	156,281	155,500
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	8,170,000	8,425,500
Florida Power & Light Co. 5.625%, 04/01/34 (c)	475,000	498,645
5.950%, 02/01/38 (c)	1,330,000	1,473,766
Florida Power Corp. 6.400%, 06/15/38 (c)	1,300,000	1,511,617
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,210,384

		13,275,412

Energy Equipment & Services—0.3%
Transocean, Ltd. 6.000%, 03/15/18	5,735,000	6,023,425

Food Products—0.3%
Kraft Foods, Inc. 5.375%, 02/10/20 (c)	5,130,000	5,521,260
6.500%, 02/09/40 (c)	1,870,000	2,095,576

		7,616,836

Gas Utilities—0.0%
Elwood Energy, LLC 8.159%, 07/05/26	175,252	170,871

Health Care Equipment & Supplies—0.2%
CareFusion Corp. 6.375%, 08/01/19	3,025,000	3,417,615

Health Care Providers & Services—0.9%
HCA, Inc. 7.250%, 09/15/20 (c)	5,000,000	5,225,000
8.500%, 04/15/19	4,870,000	5,332,650
Tenet Healthcare Corp. 8.875%, 07/01/19	5,953,000	6,726,890
9.000%, 05/01/15 (c)	1,530,000	1,698,300

		18,982,840

Hotels, Restaurants & Leisure—0.1%
MGM Resorts International 13.000%, 11/15/13	1,702,000	2,012,615

Independent Power Producers & Energy Traders—0.0%
AES Red Oak, LLC 9.200%, 11/30/29	85,000	83,088

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Independent Power Producers & Energy Traders—(Continued)
NRG Energy, Inc. 7.250%, 02/01/14	$210,000	$214,200
7.375%, 02/01/16 (c)	65,000	66,625

		363,913

Insurance—0.8%
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (c)	2,100,000	2,211,294
Lincoln National Corp. 7.000%, 06/15/40	1,780,000	1,935,702
Manulife Financial Corp. 3.400%, 09/17/15	4,510,000	4,417,680
Prudential Financial, Inc. 4.750%, 09/17/15 (c)	5,960,000	6,305,591
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	2,570,000	3,006,905

		17,877,172

Life Sciences Tools & Services—0.2%
Life Technologies Corp. 5.000%, 01/15/21	860,000	851,903
6.000%, 03/01/20	2,250,000	2,410,054

		3,261,957

Machinery—0.1%
Navistar International Corp. 3.000%, 10/15/14	1,580,000	2,109,300

Media—1.9%
CBS Corp. 8.875%, 05/15/19	2,990,000	3,761,665
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	5,093,000	5,569,192
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,894,237
Comcast Corp. 6.400%, 03/01/40 (c)	1,975,000	2,116,933
6.950%, 08/15/37	958,000	1,083,563
COX Communications, Inc. (144A) 8.375%, 03/01/39	2,800,000	3,628,551
DIRECTV Holdings, LLC 6.000%, 08/15/40 (c)	1,340,000	1,345,266
Discovery Communications, LLC 3.700%, 06/01/15 (c)	2,750,000	2,847,177
NBC Universal, Inc. (144A) 4.375%, 04/01/21	4,525,000	4,391,997
5.150%, 04/30/20	3,580,000	3,711,114
News America, Inc. 6.650%, 11/15/37	3,800,000	4,208,846
Time Warner Cable, Inc. 5.000%, 02/01/20 (c)	2,030,000	2,089,150
5.875%, 11/15/40	2,705,000	2,676,219
Time Warner, Inc. 4.700%, 01/15/21 (c)	1,230,000	1,252,348
6.100%, 07/15/40	810,000	849,922

		42,426,180

Security Description	Par Amount	Value*

Metals & Mining—0.8%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	$1,710,000	$1,778,400
Arch Coal, Inc. 7.250%, 10/01/20	5,220,000	5,507,100
Cliffs Natural Resources, Inc. 4.800%, 10/01/20	2,785,000	2,721,248
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	1,519,000	1,440,808
Teck Resources, Ltd. 10.750%, 05/15/19	4,140,000	5,382,000

		16,829,556

Multi-Utilities—0.2%
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	2,290,000	2,415,549
6.500%, 09/15/37	1,900,000	2,149,309

		4,564,858

Multiline Retail—0.2%
Dollar General Corp. 11.875%, 07/15/17	4,285,000	4,970,600

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,499,764

Oil, Gas & Consumable Fuels—2.1%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (c)	1,850,000	2,044,121
Cenovus Energy, Inc. 6.750%, 11/15/39 (c)	4,330,000	5,044,424
Chesapeake Energy Corp. 6.625%, 08/15/20 (c)	7,567,000	7,453,495
Consol Energy, Inc. (144A) 8.000%, 04/01/17	3,027,000	3,223,755
8.250%, 04/01/20	1,923,000	2,076,840
Enterprise Products Operating, LLC 6.125%, 10/15/39 (c)	2,250,000	2,341,820
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14 (c)	1,000,000	1,084,968
Peabody Energy Corp. 6.500%, 09/15/20 (c)	7,030,000	7,504,525
Petrohawk Energy Corp. 7.250%, 08/15/18	5,265,000	5,317,650
Pride International, Inc. 6.875%, 08/15/20	1,725,000	1,789,688
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	3,570,000	3,531,058
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	500,000	528,720
Valero Energy Corp. 6.625%, 06/15/37	4,800,000	4,875,038

		46,816,102

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Paper & Forest Products—0.3%
Georgia-Pacific, LLC (144A) 8.250%, 05/01/16	$4,720,000	$5,327,700
International Paper Co. 7.300%, 11/15/39 (c)	1,880,000	2,142,153

		7,469,853

Pharmaceuticals—0.1%
Merck & Co., Inc. 4.000%, 06/30/15	3,005,000	3,224,068

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	427,804
Hospitality Properties Trust 5.625%, 03/15/17	1,992,000	1,979,247
6.700%, 01/15/18 (c)	798,000	836,676
Kimco Realty Corp. 6.875%, 10/01/19	2,440,000	2,760,379
Mack-Cali Realty L.P. 7.750%, 08/15/19 (c)	2,790,000	3,246,876

		9,250,982

Road & Rail—0.3%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	5,410,000	5,597,278

Thrifts & Mortgage Finance—0.3%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (a)	6,555,000	6,819,979

Tobacco—0.3%
Philip Morris International, Inc. 4.500%, 03/26/20 (c)	6,740,000	6,960,620

Wireless Telecommunication Services—0.7%
America Movil S.A.B. de C.V. 6.375%, 03/01/35 (c)	325,000	356,226
Cricket Communications, Inc. 7.750%, 05/15/16	4,607,000	4,779,763
Intelsat Jackson Holdings S.A. (144A) 7.250%, 10/15/20	3,300,000	3,333,000
Vodafone Group plc 4.150%, 06/10/14 (c)	7,375,000	7,752,452

		16,221,441

Yankee—0.3%
Canadian Natural Resources, Ltd. 6.500%, 02/15/37	1,920,000	2,183,996
Nexen, Inc. 6.400%, 05/15/37 (c)	4,490,000	4,350,280

		6,534,276

Total Corporate Bonds & Notes (Identified Cost $694,047,488)		701,997,458

Mortgage-Backed Securities — 15.9%
Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—6.3%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	$5,179,295	$4,964,111
Arkle Master Issuer plc (144A) 1.434%, 05/17/60 (a)	8,220,000	8,181,807
Banc of America Alternative Loan Trust 5.500%, 10/25/35	6,159,070	5,909,541
Bear Stearns Adjustable Rate Mortgage Trust 5.406%, 11/25/34 (a)	2,230,242	2,096,370
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	8,162,503	6,532,557
Countrywide Alternative Loan Trust 0.451%, 03/20/47 (a)	4,299,474	2,330,827
5.500%, 11/25/35	3,740,347	2,998,707
5.500%, 04/25/37	2,871,904	1,935,459
Countrywide Home Loan Mortgage Pass-Through Trust 0.461%, 04/25/46 (a)	1,635,532	988,365
5.500%, 09/25/35	4,717,621	4,342,273
6.000%, 04/25/36	3,907,494	3,457,178
6.250%, 09/25/36	4,309,643	4,011,734
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	1,502,844	1,257,985
6.000%, 02/25/37	2,895,088	2,496,834
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.461%, 02/25/47 (a)	1,284,710	831,828
0.661%, 04/25/35 (a)	1,798,921	1,327,875
GMAC Mortgage Corp. Loan Trust 5.423%, 04/19/36 (a)	6,080,804	4,974,828
GSR Mortgage Loan Trust 5.193%, 11/25/35 (a)	8,868,581	8,611,232
6.000%, 07/25/37	4,312,883	3,930,572
Harborview Mortgage Loan Trust 0.431%, 12/19/36 (a)	8,572,862	5,558,686
0.591%, 09/19/35 (a)	2,620,748	1,787,806
0.571%, 11/19/35 (a)	431,738	281,847
Indymac INDA Mortgage Loan Trust 5.545%, 09/25/36 (a)	2,300,795	1,838,338
JPMorgan Mortgage Trust 5.500%, 03/25/22	579,963	536,544
5.875%, 07/25/36	706,302	669,212
6.500%, 08/25/36	3,197,774	2,955,316
Merrill Lynch Mortgage Investors, Inc. 5.185%, 05/25/36 (a)	5,059,547	3,774,867
Morgan Stanley Mortgage Loan Trust 5.500%, 08/25/35	8,660,060	8,478,857
Residential Funding Mortgage Securities I 5.500%, 11/25/35	4,097,277	3,923,835
6.000%, 04/25/37	4,951,914	4,259,646
Structured Adjustable Rate Mortgage Loan Trust 5.431%, 04/25/37 (a)	2,748,064	1,981,456
Thornburg Mortgage Securities Trust 0.381%, 10/25/46 (a)	8,644,914	8,564,983
WaMu Mortgage Pass-Through Certificates 2.700%, 06/25/33 (a)	515,855	204,238
2.786%, 08/25/35 (a)	2,309,108	1,956,796

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Wells Fargo Mortgage Backed Securities Trust 2.860%, 07/25/36 (a)	$4,886,936	$4,301,735
5.199%, 10/25/35 (a)	6,628,424	6,531,199
5.500%, 03/25/36	2,295,700	2,295,349
5.645%, 04/25/36 (a)	2,903,000	2,646,418
5.929%, 09/25/36 (a)	1,983,228	1,816,001
6.000%, 08/25/36	2,717,901	2,668,916

		138,212,128

Commercial Mortgage-Backed Securities—9.6%
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,406,711
5.356%, 12/10/16	4,785,000	5,000,559
5.448%, 09/10/47	685,000	678,257
5.658%, 06/10/49 (a)	3,500,000	3,637,195
6.186%, 06/11/35	5,262,494	5,448,733
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (a)	780,000	787,010
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,230,000	1,313,712
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	10,210,000	10,951,741
Commercial Mortgage Pass-Through Certificates 5.167%, 06/10/44 (a)	7,050,000	7,120,102
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	10,000,000	10,375,392
4.940%, 12/15/35	7,295,000	7,656,818
Credit Suisse Mortgage Capital Certificates 5.448%, 01/15/49 (a)	2,100,000	2,141,055
Extended Stay America Trust (144A) 2.951%, 11/05/27	14,921,054	14,677,395
4.860%, 11/05/27	4,410,000	4,323,387
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,306,009
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (a)	3,000,000	3,170,210
5.290%, 11/10/45 (a)	1,190,000	1,185,159
6.465%, 04/15/34	1,656,902	1,656,325
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (a)	10,480,000	11,062,923
5.444%, 03/10/39	5,050,000	5,320,571
5.883%, 07/10/38 (a)	1,910,000	1,967,109
JPMorgan Chase Commercial Mortgage Securities Corp. 4.996%, 08/15/42 (a)	2,300,000	2,351,263
5.447%, 06/12/47	5,440,000	5,636,642
5.802%, 06/15/49 (a)	5,500,000	5,695,985
5.857%, 10/12/35	5,152,531	5,216,669
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	4,094,315	4,172,435

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	$738,067	$752,634
4.559%, 07/17/12 (a)	4,075,000	4,098,665
5.156%, 02/15/31	4,580,000	4,892,255
5.347%, 11/15/38	7,141,255	7,550,159
5.378%, 11/15/38	850,000	854,245
5.430%, 02/17/40 (a)	16,920,000	17,447,872
5.642%, 12/15/25	535,893	540,658
5.858%, 07/15/40 (a)	4,815,000	5,058,976
5.866%, 09/15/45 (a)	6,725,000	7,076,214
5.901%, 06/15/38 (a)	860,000	893,414
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	541,479	542,196
Morgan Stanley Capital I 5.839%, 06/11/49 (a)	2,200,000	2,286,642
Morgan Stanley Capital I (144A) 6.340%, 01/15/13	3,050,000	3,206,924
RBSCF Trust (144A) 5.903%, 04/16/17 (a)	8,820,000	9,404,325
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	4,221,519	4,320,795
Wachovia Bank Commercial Mortgage Trust 5.903%, 02/15/51 (a)	10,010,000	10,389,127
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36 (a)	25,266	25,230

		211,599,698

Total Mortgage-Backed Securities (Identified Cost $345,352,878)		349,811,826

Asset-Backed Securities—5.8%

Asset-Backed-Automobile—2.4%
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	5,830,000	5,801,836
Ford Credit Auto Owner Trust 6.070%, 05/15/14	10,445,000	11,282,530
Ford Credit Floorplan Master Owner Trust 0.810%, 06/15/13 (a)	2,065,000	2,043,275
Globaldrive BV 4.000%, 10/20/16 (EUR)	2,711,178	3,662,256
Santander Drive Auto Receivables Trust 3.890%, 07/17/17	5,780,000	5,716,299
Santander Drive Auto Receivables Trust (144A) 1.370%, 08/15/13 (a)	4,910,000	4,928,441
1.830%, 11/17/14	3,800,000	3,839,099
2.100%, 09/15/14 (a)	4,195,000	4,190,216
2.240%, 12/15/14	4,910,000	4,909,798
2.390%, 06/15/17	1,920,000	1,952,389
3.020%, 10/17/16 (a)	4,405,000	4,400,134

		52,726,273

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset-Backed-Credit Card—1.0%
Capital One Multi-Asset Execution Trust 0.320%, 01/15/16 (a)	$2,010,000	$1,992,614
Citibank Omni Master Trust (144A) 2.360%, 05/16/16 (a)	16,070,000	16,269,156
3.350%, 08/15/16	3,640,000	3,721,905

		21,983,675

Asset-Backed—Home Equity—0.0%
Option One Mortgage Loan Trust 1.386%, 11/25/32 (a)	255,361	170,710

Asset-Backed—Other–0.8%
321 Henderson Receivables I, LLC (144A) 4.070%, 01/15/28	2,436,954	2,387,810
5.560%, 07/15/59	6,520,552	6,742,280
Chase Funding Mortgage Loan Asset-Backed Certificates 6.330%, 04/25/32 (a)	1,079,358	1,092,946
Countrywide Asset-Backed Certificates 0.411%, 07/25/36 (a)	5,929,120	4,151,303
GMAC Mortgage Servicer Advance Funding Co., Ltd. (144A) 4.250%, 01/15/22	1,000,000	1,005,162
Knollwood CDO, Ltd. (144A) 3.490%, 02/08/39 (a) (e)	659,458	0
Residential Asset Mortgage Products, Inc. 0.381%, 05/25/37 (a)	2,079,263	2,010,391

		17,389,892

Asset-Backed-Student Loan—1.6%
SLC Student Loan Trust 0.409%, 01/15/19 (a)	2,680,000	2,558,668
SLM Student Loan Trust 1.588%, 01/25/28 (a)	11,260,000	11,572,632
1.988%, 07/25/23 (a)	15,860,000	16,495,780
SLM Student Loan Trust (144A) 1.910%, 12/15/17 (a)	5,166,831	5,168,114

		35,795,194

Total Asset-Backed Securities (Identified Cost $129,528,320)		128,065,744

Municipal Bonds & Notes—1.9%

Municipal Agency—1.9%
City of Chicago 6.395%, 01/01/40	1,300,000	1,226,849
Dallas Area Rapid Transit 5.999%, 12/01/44	1,290,000	1,337,846
Metropolitan Transportation Authority 7.336%, 11/15/39	2,720,000	3,000,378
New York City Municipal Water Finance Authority 5.724%, 06/15/42	4,010,000	3,866,562
New York State Dormitory Authority 5.628%, 03/15/39	2,700,000	2,614,869
Port Authority of New York & New Jersey 6.040%, 12/01/29	1,930,000	1,917,185

Municipal Bonds & Notes—(Continued)
Security Description	Shares/Par Amount	Value*

Municipal Agency—(Continued)
State of California 5.450%, 04/01/15	$10,000,000	$10,442,400
6.650%, 03/01/22	3,335,000	3,465,532
7.300%, 10/01/39	5,670,000	5,710,257
7.350%, 11/01/39	3,080,000	3,119,609
7.500%, 04/01/34	2,070,000	2,141,932
University of California 5.946%, 05/15/45	2,560,000	2,338,483

Total Municipal Bonds & Notes (Identified Cost $41,315,127)		41,181,902

Foreign Government & Agency Obligations—0.4%

Sovereign—0.4%
Hellenic Republic 4.600%, 09/20/40 (EUR)	820,000	578,106
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,406,983
Mexico Government International Bond 5.125%, 01/15/20 (c)	910,000	948,675
5.625%, 01/15/17	2,130,000	2,355,780

Total Foreign Government & Agency Obligations (Identified Cost $9,218,160)		9,289,544

Short Term Investments—16.0%

Mutual Funds—13.1%
State Street Navigator Securities Lending Prime Portfolio (g)	288,728,086	288,728,086

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $64,751,054 on 01/03/11, collateralized by $42,655,000 Federal Home Loan Bank due 10/25/30 with a value of $40,095,700; by $20,000,000 Federal Home Loan Bank due 11/24/20 with a value of $20,025,000; by $685,000 Federal Home Loan Mortgage Corp. due 07/15/32 with a value of $851,969; by $1,000,000 Federal National Mortgage Association due 11/15/30 with a value of $1,250,000; and by $3,980,000 Federal National Mortgage Association due 11/24/20 with a value of $3,825,775.	64,751,000	64,751,000

Total Short Term Investments (Identified Cost $353,479,086)		353,479,086

Total Investments 133.8% (Identified Cost $2,931,763,011) (h)		2,948,256,922
Liabilities in excess of other assets		(745,724,415)

Net Assets 100.0%		$2,202,532,507

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $301,889,734 and the collateral received consisted of cash in the amount of $288,728,086 and non-cash collateral with a value of $20,140,358. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Security was valued in good faith under procedures approved by the Board of Directors.
(f)	All or a portion of the security was pledged as collateral against open futures contracts.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of December 31,2010, the aggregate cost of investments for federal income tax purposes was $2,947,012,981. The aggregate unrealized appreciation and depreciation of investments was $51,264,003 and $(50,020,062), respectively, resulting in net unrealized appreciation of $1,243,941 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $288,888,931, which is 13.1% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
Euro (bought)	Royal Bank of Scotland, plc	3/3/2011	4,050,000	$5,311,575	$5,423,412	$111,837
Euro (bought)	UBS AG	3/3/2011	4,050,000	5,288,207	5,423,412	135,205
Euro (bought)	Royal Bank of Scotland, plc	3/3/2011	8,095,000	10,661,803	10,840,129	178,326
Euro (bought)	BNP Paribas S.A.	3/3/2011	8,135,000	10,890,154	10,893,694	3,540
Euro (sold)	Citibank N.A.	1/27/2011	6,152,500	8,039,650	8,239,766	(200,116)
Euro (sold)	Deutsche Bank AG	1/28/2011	3,633,500	4,974,879	4,866,176	108,703
Euro (sold)	Citibank N.A.	3/3/2011	4,050,000	5,401,262	5,423,412	(22,150)
Euro (sold)	Goldman Sachs Capital Markets	3/3/2011	4,050,000	5,377,072	5,423,412	(46,340)
Euro (sold)	Goldman Sachs Capital Markets	3/3/2011	4,050,000	5,384,908	5,423,412	(38,504)
Euro (sold)	Citibank N.A.	3/3/2011	4,050,000	5,335,835	5,423,412	(87,577)
Euro (sold)	Deutsche Bank AG	3/3/2011	4,075,000	5,386,209	5,456,890	(70,681)
Euro (sold)	Goldman Sachs Capital Markets	3/3/2011	8,095,000	10,628,168	10,840,129	(211,961)
British Pound (sold)	Citibank N.A.	1/19/2011	2,618,500	4,159,317	4,083,663	75,654

Net Unrealized Depreciation						$(64,064)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31,2010	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	6/17/2013	14	$3,426,014	$3,417,750	$(8,264)
90 Day Euro Dollar Futures	9/16/2013	34	8,320,706	8,277,300	(43,406)
90 Day Euro Dollar Futures	12/16/2013	4	969,861	971,150	1,289
U.S. Treasury Notes 5 Year Futures	3/31/2011	145	17,054,247	17,069,219	14,972
U.S. Treasury Bond 30 Year Futures	3/22/2011	71	8,699,471	8,670,875	(28,596)

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31,2010	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	3/14/2011	(120)	$(29,858,083)	$(29,890,500)	$(32,417)
90 Day Euro Dollar Futures	6/13/2011	(81)	(20,133,140)	(20,160,900)	(27,760)
90 Day Euro Dollar Futures	9/19/2011	(99)	(24,580,740)	(24,612,638)	(31,898)
90 Day Euro Dollar Futures	12/19/2011	(539)	(133,343,125)	(133,766,325)	(423,200)
90 Day Euro Dollar Futures	3/19/2012	(78)	(19,306,882)	(19,314,750)	(7,868)
90 Day Euro Dollar Futures	6/18/2012	(15)	(3,710,034)	(3,704,250)	5,784
90 Day Euro Dollar Futures	9/17/2012	(5)	(1,234,862)	(1,231,313)	3,549
90 Day Euro Dollar Futures	12/17/2012	(24)	(5,908,909)	(5,892,900)	16,009
90 Day Euro Dollar Futures	3/18/2013	(26)	(6,390,479)	(6,365,775)	24,704
U.S. Treasury Notes 2 Year Futures	3/31/2011	(165)	(36,122,881)	(36,119,531)	3,350
U.S. Treasury Notes 10 Year Futures	3/22/2011	(1,465)	(175,604,618)	(176,440,938)	(836,320)
U.S. Treasury Bond Ultra Long Futures	3/22/2011	(180)	(23,184,052)	(22,876,875)	307,177

Net Unrealized Depreciation					$(1,062,895)

Options Written

Options Written—Call	Expiration Date	Number of Contracts	Premiums Received	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 5 Year Futures 119.5 Call	2/18/2011	(69)	$(74,610)	$(16,172)	$58,438
U.S. Treasury Notes 10 Year Futures 124 Call	2/18/2011	(276)	(525,239)	(77,625)	447,614

Options Written—Puts
U.S. Treasury Notes 5 Year Futures 119.5 Put	2/18/2011	(69)	(72,258)	(139,078)	(66,820)
U.S. Treasury Notes 10 Year Futures 124 Put	2/18/2011	(276)	(466,236)	(1,060,875)	(594,639)

Totals			$(1,138,343)	$(1,293,750)	$(155,407)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.500% (30 Year TBA)	$(59,800,000)	$(61,108,125)
Federal National Mortgage Association
4.500% (15 Year TBA)	(4,700,000)	(4,926,921)
4.500% (30 Year TBA)	(90,300,000)	(92,430,538)
5.500% (30 Year TBA)	(50,200,000)	(53,612,044)
6.000% (30 Year TBA)	(21,700,000)	(23,544,500)

Total TBA Sale Commitments (Proceeds $(236,432,020))		$(235,622,128)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,364,431,362	$—	$1,364,431,362
Total Corporate Bonds & Notes*	—	701,997,458	—	701,997,458
Total Mortgage-Backed Securities*	—	349,811,826	—	349,811,826
Total Asset-Backed Securities*	—	128,065,744	—	128,065,744
Total Municipal Bonds & Notes*	—	41,181,902	—	41,181,902
Total Foreign Government & Agency Obligations*	—	9,289,544	—	9,289,544
Short Term Investments
Mutual Funds	288,728,086	—	—	288,728,086
Repurchase Agreement	—	64,751,000	—	64,751,000
Total Short Term Investments	288,728,086	64,751,000	—	353,479,086
Total Investments	$288,728,086	$2,659,528,836	$—	$2,948,256,922

Total TBA Sale Commitments	$—	$(235,622,128)	$—	$(235,622,128)

Futures Contracts**
Futures Contracts Long (Net Depreciation)	$(64,005)	$—	$—	$(64,005)
Futures Contracts Short (Net Depreciation)	(998,890)	—	—	(998,890)
Total Futures Contracts Net Unrealized Depreciation	(1,062,895)	—	—	(1,062,895)
Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	—	613,265	—	613,265
Forward Foreign Currency Contracts (Depreciation)	—	(677,329)	—	(677,329)
Total Forward Contracts Net Unrealized Depreciation	—	(64,064)	—	(64,064)
Written Options
Call Options Written	—	(93,797)	—	(93,797)
Put Options Written	—	(1,199,953)	—	(1,199,953)
Total Written Options	—	(1,293,750)	—	(1,293,750)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset-Backed Securities
Balance as of December 31, 2009	$0
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	0
Change in unrealized appreciation (depreciation)	(23,151)
Net Purchases (Sales)	23,151
Balance as of December 31, 2010	$0

The change in unrealized appreciation (depreciation) on investments held at December 31, 2010 was $(23,151) and is included in net change in unrealized appreciation on investments in the Statement of Operations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$2,948,256,922
Cash		1,485
Cash denominated in foreign currencies (c)		541,251
Unrealized appreciation on open forward foreign currency contracts		613,265
Receivable for:
Securities sold		1,741,617,795
Fund shares sold		3,227,069
Accrued interest and dividends		16,822,203

Total Assets		4,711,079,990
Liabilities
TBA sale commitments at value (d)	$235,622,128
Unrealized depreciation on open forward foreign currency contracts	677,329
Payable for:
Securities purchased	1,979,550,929
Fund shares redeemed	887,481
Futures variation margin	554,067
Collateral for securities loaned	288,728,086
Options written, at fair value (e)	1,293,750
Interest on TBA sale commitments	281,012
Accrued expenses:
Management fees	642,806
Distribution and service fees	123,735
Deferred directors’ fees	31,993
Other expenses	154,167

Total Liabilities		2,508,547,483

Net Assets		$2,202,532,507

Net assets consists of:
Paid in surplus		$2,150,521,069
Undistributed net investment income		87,352,877
Accumulated net realized losses		(51,387,360)
Unrealized appreciation on investments and foreign currency transactions		16,045,921

Net Assets		$2,202,532,507

Net Assets
Class A		$1,522,492,287
Class B		453,454,624
Class E		226,585,596
Capital Shares (Authorized) Outstanding
Class A (20,000,000)		14,055,824
Class B (7,000,000)		4,244,733
Class E (6,500,000)		2,107,994
Net Asset Value, Offering and Redemption Price Per Share
Class A		$108.32
Class B		106.83
Class E		107.49

(a)	Identified cost of investments was $2,931,763,011.
(b)	Includes securities on loan with a value of $301,889,734.
(c)	Identified cost of cash denominated in foreign currencies was $521,468.
(d)	Proceeds of TBA sale commitments were $236,432,020.
(e)	Premiums received on written options were $1,138,343.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Interest (a)(b)		$85,741,261

Expenses
Management fees	$7,597,179
Distribution and service fees—Class B	1,015,107
Distribution and service fees—Class E	355,370
Directors’ fees and expenses	49,836
Custodian and accounting	286,892
Audit and tax services	38,512
Legal	39,195
Shareholder reporting	186,069
Insurance	28,104
Miscellaneous	18,670

Total expenses	9,614,934
Management fee waivers	(510,804)	9,104,130

Net Investment Income		76,637,131

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	40,881,541
Futures contracts	(2,853,672)
Foreign currency transactions	6,785,822
Options	105,436	44,919,127

Net change in unrealized appreciation (depreciation) on:
Investments	35,168,916
Futures contracts	996,860
Foreign currency transactions	(1,721,617)
Options	(155,407)	34,288,752

Net realized and unrealized gain		79,207,879

Net Increase in Net Assets From Operations		$155,845,010

(a)	Includes net income on securities loaned of $275,546.
(b)	Net of interest paid on reverse repurchase agreements in the amount of $1,400.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$76,637,131	$65,915,827
Net realized gain (loss)	44,919,127	(40,926,611)
Net change in unrealized appreciation	34,288,752	114,742,335

Increase in net assets from operations	155,845,010	139,731,551

From Distributions to Shareholders
Net investment income
Class A	(49,286,252)	(54,437,878)
Class B	(14,593,925)	(19,239,385)
Class E	(9,248,115)	(15,839,788)

Total distributions	(73,128,292)	(89,517,051)

Increase in net assets from capital share transactions	345,042,738	424,498,987

Total increase in net assets	427,759,456	474,713,487
Net Assets
Beginning of the period	1,774,773,051	1,300,059,564

End of the period	$2,202,532,507	$1,774,773,051

Undistributed Net Investment Income
End of the period	$87,352,877	$71,258,005

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,628,127	$383,178,265	4,388,761	$432,965,419
Reinvestments	477,025	49,286,252	566,589	54,437,878
Redemptions	(1,392,927)	(149,359,443)	(1,262,678)	(128,393,585)

Net increase	2,712,225	$283,105,074	3,692,672	$359,009,712

Class B
Sales	1,168,381	$123,892,679	954,062	$95,187,700
Reinvestments	142,980	14,593,925	202,563	19,239,385
Redemptions	(536,547)	(56,876,815)	(445,250)	(44,676,342)

Net increase	774,814	$81,609,789	711,375	$69,750,743

Class E
Sales	238,883	$25,382,029	350,779	$35,420,516
Reinvestments	90,111	9,248,115	165,914	15,839,788
Redemptions	(510,683)	(54,302,269)	(550,848)	(55,521,772)

Net decrease	(181,689)	$(19,672,125)	(34,155)	$(4,261,468)

Increase derived from capital share transactions		$345,042,738		$424,498,987

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$104.15	$102.51	$111.71	$108.62	$110.48

Income (Loss) From Investment Operations
Net investment income	4.08 (a)	4.38 (a)	5.82 (a)	5.36 (a)	4.55
Net realized and unrealized gain (loss) on investments	4.39	4.68	(9.42)	1.31	0.01

Total from investment operations	8.47	9.06	(3.60)	6.67	4.56

Less Distributions
Distributions from net investment income	(4.30)	(7.42)	(5.60)	(3.58)	(6.31)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.30)	(7.42)	(5.60)	(3.58)	(6.42)

Net Asset Value, End of Period	$108.32	$104.15	$102.51	$111.71	$108.62

Total Return (%)	8.34	9.47	(3.43)	6.29	4.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.43	0.43	0.43	0.46
Net ratio of expenses to average net assets (%) (b)	0.38	0.42	0.42	0.43	0.46
Ratio of net investment income to average net assets (%)	3.82	4.32	5.48	4.95	4.28
Portfolio turnover rate (%)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$1,522.49	$1,181.43	$784.26	$983.69	$962.77

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$102.78	$101.23	$110.39	$107.36	$109.20

Income (Loss) From Investment Operations
Net investment income	3.77 (a)	4.16 (a)	5.49 (a)	5.03 (a)	4.54
Net realized and unrealized gain (loss) on investments	4.32	4.55	(9.32)	1.30	(0.32)

Total from investment operations	8.09	8.71	(3.83)	6.33	4.22

Less Distributions
Distributions from net investment income	(4.04)	(7.16)	(5.33)	(3.30)	(5.95)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.04)	(7.16)	(5.33)	(3.30)	(6.06)

Net Asset Value, End of Period	$106.83	$102.78	$101.23	$110.39	$107.36

Total Return (%)	8.07	9.18	(3.66)	6.02	4.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.68	0.68	0.68	0.71
Net ratio of expenses to average net assets (%) (b)	0.63	0.67	0.67	0.68	0.71
Ratio of net investment income to average net assets (%)	3.57	4.14	5.24	4.70	4.04
Portfolio turnover rate (%)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$453.45	$356.63	$279.25	$315.74	$292.38

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$103.38	$101.79	$110.97	$107.89	$109.73

Income (Loss) From Investment Operations
Net investment income	3.91 (a)	4.36 (a)	5.63 (a)	5.16 (a)	7.07
Net realized and unrealized gain (loss) on investments	4.34	4.49	(9.37)	1.31	(2.71)

Total from investment operations	8.25	8.85	(3.74)	6.47	4.36

Less distributions
Distributions from net investment income	(4.14)	(7.26)	(5.44)	(3.39)	(6.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.11)

Total Distributions	(4.14)	(7.26)	(5.44)	(3.39)	(6.20)

Net Asset Value, End of Period	$107.49	$103.38	$101.79	$110.97	$107.89

Total Return (%)	8.18	9.30	(3.57)	6.13	4.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.58	0.58	0.58	0.61
Net ratio of expenses to average net assets (%) (b)	0.53	0.57	0.57	0.58	0.61
Ratio of net investment income to average net assets (%)	3.67	4.31	5.33	4.79	4.16
Portfolio turnover rate (%)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$226.59	$236.71	$236.54	$306.04	$308.90

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements:

The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the year ended December 31, 2010, the Portfolio had an outstanding reverse repurchase agreement balance for 28 days. The average amount of borrowings was $24,705,186 and the weighted average interest rate was 0.18%.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$7,597,179	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Amounts reduced under this waiver may be recovered at higher asset levels via advisory fee increases of 0.025% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion and 0.075% for amounts over $3 billion but less than $3.4 billion.

For the period May 1, 2009 through April 30, 2010, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.025% on average daily net asset levels over $1 billion and under $2 billion. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$43,755,255,712	$1,143,138,820	$43,422,997,958	$964,476,936

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2010 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	0	$0
Options written	101,530,468	1,376,983
Options bought back	(101,530,123)	(777,134)
Options expired	0	0

Options outstanding December 31, 2010	345	$599,849

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	0	$0
Options written	33,843,944	1,341,736
Options bought back	(33,843,599)	(803,242)
Options expired	0	0

Options outstanding December 31, 2010	345	$538,494

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Written option activity for the year ended December 31, 2010 is indicated in Note 4 of the Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Net Assets—Unrealized appreciation on investments and foreign currency transactions	$(1,062,895)*
Interest Rate			Payables—Options written, at value	(1,293,750)
Foreign Exchange	Receivables—Unrealized appreciation on open forward foreign currency contracts	$613,265	Payables—Unrealized depreciation on open forward foreign currency contracts	(677,329)

Total		$613,265		$(3,033,974)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$(2,853,672)	$—	$(2,853,672)
Foreign Currency Transactions	—	6,826,338	6,826,338
Options (a)	(361,884)	—	(361,884)

Total	$(3,215,556)	$6,826,338	$3,610,782

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$996,860	$—	$996,860
Foreign Currency Transactions	—	(1,683,787)	(1,683,787)
Options (a)	(155,407)	—	(155,407)

Total	$841,453	$(1,683,787)	$(842,334)

Average Notional or Face Amount	Foreign Exchange	Interest Rate
Futures Contracts Short	$—	(480,051,555)
Futures Contracts Long	—	211,617,647
Forward Foreign Currency Transactions	119,014,937	—
Options Purchased	—	2,917,715
Options Written	—	(171,167)

(a)	Includes options purchased which are part of realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term CapitalGain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$73,128,292	$89,517,051	$—	$—	$—	$—	$73,128,292	$89,517,051

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$87,320,806	$—	$2,078,317	$(18,610,099)	$70,789,024

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$18,610,099	$18,610,099

Pursuant to federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$18,745,593

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk or loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-30

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-31

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-33

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-35

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-36

[LOGO] MetLife/R/

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 9.65%, 9.31%, and 9.45%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, returned 16.10% and 6.54%, respectively. A blend of the Russell 1000 Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%), returned 12.74%.

MARKET ENVIRONMENT/CONDITIONS

Although the course of the year was uneven and high levels of market volatility remained a constant for stocks, 2010 ended strongly, marking the second consecutive year in which U.S. stocks recorded double-digit percentage gains. For the year as a whole, the S&P 500 Index advanced 15.1%.

In some sense, there were three parts to 2010. The early months saw risk assets move higher as they continued the 2009 asset recovery story, helped by preliminary signs of employment improvements and very strong fourth quarter 2009 and first quarter 2010 earnings. The middle months of 2010 saw a double-digit percentage correction due to investors concerns regarding the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill. Nevertheless, after touching a late summer low, the market experienced a very strong finish to the year (U.S. stocks advanced more than 20% from their August lows through the end of the year) as double-dip fears receded, jobs growth resumed and the U.S. midterm elections results were perceived to be capital markets friendly. Additionally, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (QE2) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

Regarding the economic backdrop, debt and deflationary risks remained present throughout 2010, causing central banks (especially the U.S. Federal Reserve) to respond with unprecedented actions. Real gross domestic product growth continued in a positive direction but remained subpar compared to most recoveries on the historic record. In the United States, jobs growth was not strong enough to reduce the unemployment rate. Corporations, however, managed to notch fantastic earnings gains despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms.

PORTFOLIO REVIEW/CURRENT POSITIONING

In 2010, the Portfolio was overweight equity and underweight fixed income relative to our strategic 60% equity / 40% fixed income allocation. This positioning has proved to be additive to Portfolio performance as equities rallied to double digit gains in 2010. At year- end, the Portfolio maintained its overweight position to equities and the Portfolio’s allocation was 66% in equities and 34% in fixed income holdings.

The equity portion of the Portfolio’s underperformance relative to its benchmark, the Russell 1000 Index, for the 12-month period was primarily attributable to an overweight and stock selection in the Information Technology (IT) sector, stock selection in the Financials sector and stock selection in the Industrials sector.

In IT, stock selection hurt broadly, but with weakness most pronounced in the computers & peripherals industry. The equity portion of the Portfolio had a notable exposure to the personal computer (PC) market, which struggled as general concerns about macroeconomic growth dampened consumer demand. Additionally, stock selection in Financials detracted from performance as the group rallied in the fourth quarter in concert with an increase in U.S. Treasury yields. As of year-end, we remained cautious on the sector and continued to hold an underweight given our belief that regulatory uncertainties and related business model risks will persist. Finally, stock selection was negative within Industrials, primarily in the aerospace & defense industry, which was adversely affected by lingering government budget deficit concerns.

On the positive side, an underweight and stock selection in Utilities (electric and multi-line), an overweight in Consumer Discretionary and stock selection in Telecommunication Services (Telecom) helped the Portfolio’s performance. In Consumer Discretionary, the Portfolio’s exposure to automobiles and retailers helped, as continued acceleration in advertising rates benefited most forms of media and retailers enjoyed the fruits of a better-than-expected holiday shopping season and good inventory management. Within the Telecom sector, the Portfolio’s overweight allocation to the wireless industry aided results, as select holdings demonstrated improving subscriber growth trends.

During the year, we increased the equity portion of the Portfolio’s weightings in Consumer Discretionary, IT and Healthcare. We funded those increases by lowering weightings in Energy, Materials and Consumer Staples. The Portfolio’s largest purchases during the year included Intel, General Electric and Comcast, while the largest sales included Microsoft, AT&T and IBM.

At year-end, we continued to maintain a balance in the equity portion of the Portfolio between domestic and global cyclicals on the one hand, and more dependable growth, including multinationals, on the other. At year-end, the Portfolio’s largest sector overweights relative to the benchmark were in Healthcare, Consumer Discretionary and IT, while the largest sector underweights were in Financials, Energy and Consumer Staples.

The fixed income portion of the Portfolio outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the 12-month period. This outperformance was primarily attributable to

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

the Portfolio’s overweights in non-government spread sectors, such as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate credit, as well as its allocation outside the benchmark index to non-agency residential mortgage-backed securities (MBS). In addition, the fixed income portion of the Portfolio’s out-of-index allocation to high yield corporate credit benefited performance significantly, as the sector broadly rallied during the year. During the year, the Portfolio reduced exposure to government sectors, including agency debt, as well as to lower-beta credit sectors (sectors with lower sensitivity to market volatility), such as investment grade corporates. Correspondingly, the Portfolio added exposure to higher-beta sectors like high yield corporates and CMBS. During the year, our duration positioning and tactical positioning in agency MBS served as detractors to the Portfolio.

At year-end, the fixed income portion of the Portfolio was generally underweight relative to the benchmark in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio held underweights in U.S. Treasuries, agency debentures and FDIC-guaranteed debt. The Portfolio was overweight in non-government spread sectors, including CMBS, ABS and corporate debt. The fixed income portion of the Portfolio also held out-of-index allocations to non-agency MBS and high yield corporate credit. The fixed income portion of the Portfolio ended the year with a shorter duration relative to the benchmark.

Bob Doll

Daniel Hanson

Peter Stournaras

Rick Rieder

Matthew Marra

Eric Pellicciaro

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	9.65	2.51	2.10	—
Class B	9.31	2.25	—	3.15
Class E	9.45	2.35	—	2.28
Russell 1000 Index	16.10	2.59	1.83	—
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	—

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Issuers

% of Long Term Investments
Federal National Mortgage Association	14.3
U.S. Treasury Notes	3.0
U.S. Treasury Bonds	2.3
Johnson & Johnson	1.3
General Electric Co.	1.3
Philip Morris International, Inc.	1.2
Federal Home Loan Mortgage Corp.	1.1
Exxon Mobil Corp.	1.1
Intel Corp.	1.1
Comcast Corp.	0.9

Top Equity Sectors

% of Equity Market Value
Information Technology	23.6
Consumer Discretionary	20.6
Healthcare	20.5
Industrials	9.0
Energy	6.4

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage Pass-Through	29.3
Investment Grade Corporate	14.9
U.S. Treasury	14.4
CMBS	9.9
Mortgage CMO	6.2

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.50%	$1,000.00	$1,138.20	$2.69
	Hypothetical*	0.50%	$1,000.00	$1,022.66	$2.55

Class B	Actual	0.75%	$1,000.00	$1,136.50	$4.04
	Hypothetical*	0.75%	$1,000.00	$1,021.38	$3.82

Class E	Actual	0.65%	$1,000.00	$1,136.90	$3.50
	Hypothetical*	0.65%	$1,000.00	$1,021.89	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—65.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
Honeywell International, Inc.	216,000	$11,482,560
L-3 Communications Holdings, Inc. (a)	24,000	1,691,760
Raytheon Co.	175,000	8,109,500

		21,283,820

Airlines—0.3%
Southwest Airlines Co.	352,000	4,568,960

Automobiles—1.6%
Ford Motor Co. (a) (b)	739,000	12,407,810
Harley-Davidson, Inc. (a)	269,000	9,326,230

		21,734,040

Beverages—0.6%
Dr. Pepper Snapple Group, Inc.	231,000	8,121,960

Biotechnology—1.4%
Amgen, Inc. (b)	227,000	12,462,300
Cephalon, Inc. (a) (b)	98,000	6,048,560

		18,510,860

Capital Markets—0.7%
Ameriprise Financial, Inc.	170,000	9,783,500

Chemicals—0.4%
Albemarle Corp.	47,000	2,621,660
Cytec Industries, Inc.	54,000	2,865,240

		5,486,900

Commercial Banks—0.8%
Fifth Third Bancorp (a)	664,000	9,747,520
Wells Fargo & Co.	45,000	1,394,550

		11,142,070

Commercial Services & Supplies—1.3%
Avery Dennison Corp. (a)	196,000	8,298,640
Cintas Corp. (a)	127,000	3,550,920
Convanta Holding Corp. (a) (b)	62,000	1,065,780
Iron Mountain, Inc. (a)	121,000	3,026,210
Waste Connections, Inc. (a)	61,500	1,693,095

		17,634,645

Communications Equipment—1.4%
EchoStar Corp. (b)	16,000	399,520
Motorola, Inc. (b)	1,127,000	10,221,890
Tellabs, Inc. (a)	1,110,000	7,525,800

		18,147,210

Computers & Peripherals—4.7%
Apple, Inc. (b)	36,000	11,612,160
Dell, Inc. (a) (b)	754,000	10,216,700
EMC Corp. (b)	519,000	11,885,100
SanDisk Corp. (b)	203,000	10,121,580

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Seagate Technology (a) (b)	639,000	$9,604,170
Western Digital Corp. (b)	264,000	8,949,600

		62,389,310

Construction & Engineering—0.5%
The Shaw Group, Inc. (b)	7,000	239,610
URS Corp.	142,000	5,908,620

		6,148,230

Consumer Finance—0.9%
Capital One Financial Corp.	230,000	9,788,800
Discover Financial Services(a)	127,000	2,353,310

		12,142,110

Containers & Packaging—0.7%
Crown Holdings, Inc. (a) (b)	271,000	9,045,980

Diversified Consumer Services—0.8%
Apollo Group, Inc. (Class A) (b)	55,000	2,171,950
ITT Educational Services, Inc. (a) (b)	137,000	8,725,530

		10,897,480

Diversified Financial Services—0.4%
JPMorgan Chase & Co.	64,000	2,714,880
Moody’s Corp. (a)	76,000	2,017,040

		4,731,920

Diversified Telecommunication Services—1.0%
AT&T, Inc.	127,000	3,731,260
Qwest Communications International, Inc.	1,310,000	9,969,100

		13,700,360

Electronic Equipment, Instruments & Components—0.8%
Corning, Inc.	558,000	10,780,560

Energy Equipment & Services—1.4%
Nabors Industries, Ltd. (b)	384,000	9,008,640
Rowan Cos., Inc. (a) (b)	262,000	9,146,420

		18,155,060

Food & Staples Retailing—0.7%
Safeway, Inc. (a)	391,000	8,793,590

Food Product—0.6%
Del Monte Foods Co.	96,000	1,804,800
Tyson Foods, Inc.	394,000	6,784,680

		8,589,480

Health Care Providers & Services—6.2%
Aetna, Inc.	293,000	8,939,430
AmerisourceBergen Corp.	292,000	9,963,040
CIGNA Corp.	202,000	7,405,320
Community Health Systems, Inc. (a) (b)	208,000	7,772,960

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Health Net, Inc. (b)	303,000	$8,268,870
Humana, Inc. (b)	155,000	8,484,700
Lincare Holdings, Inc. (a)	129,000	3,461,070
Tenet Healthcare Corp. (a) (b)	1,033,000	6,910,770
UnitedHealth Group, Inc.	326,000	11,771,860
WellPoint, Inc. (b)	170,000	9,666,200

		82,644,220

Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc. (a)	158,000	3,299,040

Household Durables—0.0%
Newell Rubbermaid, Inc. (a)	5,809	105,608

Household Products—0.3%
The Procter & Gamble Co.	60,000	3,859,800

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a) (b)	140,000	2,735,600

Industrial Conglomerates—2.1%
General Electric Co.	1,016,000	18,582,640
Textron, Inc. (a)	382,000	9,030,480

		27,613,120

Insurance—1.1%
American Financial Group, Inc.	46,600	1,504,714
Berkshire Hathaway, Inc. (Class B) (b)	15,000	1,201,650
Prudential Financial, Inc.	158,000	9,276,180
W.R. Berkley Corp. (a)	94,000	2,573,720

		14,556,264

Internet & Catalog Retail—0.6%
Expedia, Inc.	339,000	8,505,510

Internet Software & Services—1.0%
Google, Inc. (Class A) (b)	2,000	1,187,940
IAC/InterActiveCorp. (b)	108,000	3,099,600
VeriSign, Inc. (a) (b)	257,000	8,396,190

		12,683,730

IT Services—1.4%
Amdocs, Ltd. (b)	101,000	2,774,470
Broadridge Financial Solutions, Inc. (a)	113,000	2,478,090
International Business Machines Corp.	31,000	4,549,560
The Western Union Co.	506,000	9,396,420

		19,198,540

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc. (b)	54,000	2,237,220

Machinery—0.1%
Oshkosh Corp. (a) (b)	33,000	1,162,920

Security Description	Shares	Value*

Media—4.2%
CBS Corp. (Class B)	510,000	$9,715,500
Comcast Corp. (Class A) (a)	608,000	13,357,760
DIRECTV (b)	263,000	10,501,590
DISH Network Corp. (b)	167,000	3,283,220
Gannett Co., Inc. (a)	493,000	7,439,370
News Corp. (Class A)	747,000	10,876,320

		55,173,760

Multi-Utilities—0.8%
CMS Energy Corp. (a)	69,200	1,287,120
NiSource, Inc. (a)	491,000	8,651,420

		9,938,540

Multiline Retail—1.4%
Dollar Tree, Inc. (b)	87,999	4,934,984
Family Dollar Stores, Inc. (a)	108,000	5,368,680
Macy’s, Inc.	352,000	8,905,600

		19,209,264

Oil, Gas & Consumable Fuels—2.9%
Chevron Corp.	40,000	3,650,000
Exxon Mobil Corp.	229,000	16,744,480
Marathon Oil Corp.	304,000	11,257,120
Valero Energy Corp.	279,000	6,450,480

		38,102,080

Paper & Forest Products—0.7%
International Paper Co.	355,000	9,670,200

Pharmaceuticals—5.7%
Abbott Laboratories	269,000	12,887,790
Bristol-Myers Squibb Co. (a)	452,000	11,968,960
Eli Lilly & Co. (a)	321,000	11,247,840
Endo Pharmaceuticals Holdings, Inc. (b)	50,000	1,785,500
Forest Laboratories, Inc. (b)	279,000	8,922,420
Johnson & Johnson	321,000	19,853,850
King Pharmaceuticals, Inc. (b)	636,000	8,935,800
Pfizer, Inc.	32,000	560,320

		76,162,480

Semiconductors & Semiconductor Equipment—4.3%
Advanced Micro Devices, Inc. (a) (b)	1,117,000	9,137,060
Altera Corp. (a)	264,000	9,393,120
Applied Materials, Inc.	766,000	10,762,300
Intel Corp.	775,000	16,298,250
Lam Research Corp. (b)	177,000	9,165,060
National Semiconductor Corp. (a)	67,000	921,920
ON Semiconductor Corp. (b)	164,000	1,620,320
Teradyne, Inc. (b)	31,000	435,240

		57,733,270

Software—2.0%
CA Technologies	388,000	9,482,720
Microsoft Corp.	211,000	5,891,120

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Novell, Inc. (b)	284,000	$1,681,280
Symantec Corp. (b)	546,000	9,140,040

		26,195,160

Specialty Retail—4.6%
Advance Auto Parts, Inc. (a)	131,000	8,665,650
GameStop Corp. (Class A) (a) (b)	290,000	6,635,200
Limited Brands, Inc.	301,000	9,249,730
PetSmart, Inc.	91,000	3,623,620
Ross Stores, Inc.	136,000	8,602,000
The Gap, Inc. (a)	440,000	9,741,600
TJX Cos., Inc.	211,000	9,366,290
Williams-Sonoma, Inc. (a)	157,000	5,603,330

		61,487,420

Tobacco—1.2%
Philip Morris International, Inc.	271,000	15,861,630

Wireless Telecommunication Services—1.9%
MetroPCS Communications, Inc. (a) (b)	755,000	9,535,650
NII Holdings, Inc. (b)	122,000	5,448,520
Sprint Nextel Corp. (a) (b)	2,369,000	10,020,870

		25,005,040

Total Common Stock (Identified Cost $766,669,209)		874,928,461

U.S. Treasury & Government Agencies—23.7%
Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—17.3%
Federal Home Loan Mortgage Corp.
4.500%, 12/01/40	$12,600,000	12,923,637
5.349%, 05/01/36 (c)	1,674,760	1,752,645
5.500%, 07/01/33	1,367,119	1,467,999
Federal National Mortgage Association
2.833%, 11/01/35 (c)	4,010,495	4,188,598
3.321%, 12/01/40 (c)	1,155,000	1,171,693
3.500%, TBA	2,200,000	2,163,250
4.000%, 08/25/19	2,370,967	2,465,435
4.000%, TBA	58,100,000	58,030,433
4.500%, 12/01/40 (g)	24,167,970	24,830,274
4.500%, TBA	6,800,000	7,003,623
5.000%, 11/01/33	3,956,670	4,184,777
5.000%, 03/01/34	5,329,058	5,636,284
5.000%, 07/01/34	2,450,470	2,588,680
5.000%, 08/01/40	4,726,581	4,972,487
5.000%, TBA	12,300,000	12,954,595
5.500%, 08/01/28	49,188	53,143
5.500%, 04/01/33	442,827	477,322
5.500%, 06/01/36	11,098,598	11,949,286
5.500%, 01/01/38	4,872,341	5,216,868

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
5.500%, 02/01/38	$4,891,452	$5,236,565
5.500%, 06/01/38	14,632,697	15,675,890
5.500%, 09/01/38	1,505,482	1,611,936
5.500%, TBA	3,700,000	3,977,500
6.000%, 03/01/28	36,330	40,023
6.000%, 05/01/28	37,868	41,716
6.000%, 06/01/28	2,921	3,218
6.000%, 02/01/34	1,368,994	1,508,087
6.000%, 08/01/34	779,189	858,357
6.000%, 04/01/35	6,430,632	7,084,003
6.000%, 04/01/40 (g)	14,078,161	15,344,217
6.500%, TBA	9,100,000	10,112,375
9.000%, 04/01/16	2	2
Government National Mortgage Association
5.739%, 08/16/39 (c) (d)	3,957,824	437,226
5.839%, 04/20/36 (c) (d)	4,224,429	494,498
5.939%, 05/20/37 (c) (d)	2,631,437	275,782
5.989%, 10/16/39 (c) (d)	2,801,897	334,776
6.129%, 11/16/39 (c) (d)	3,025,559	370,359
6.139%, 11/20/39 (c) (d)	6,474,753	778,159
6.500%, 07/15/14	9,886	10,793
6.539%, 12/20/36 (c) (d)	1,258,123	178,760
6.559%, 03/20/37 (c) (d)	3,099,188	431,146
7.079%, 01/20/37 (c) (d)	3,749,553	533,122
7.500%, 12/15/14	194,634	211,159
9.000%, 11/15/19	9,323	10,852

		229,591,550

Federal Agencies—0.5%
Farmer Mac Guaranteed Notes Trust (144A)
5.125%, 04/19/17	400,000	435,166
Federal Home Loan Bank
5.500%, 07/15/36	360,000	396,550
Federal Home Loan Bank of Chicago
5.625%, 06/13/16	1,640,000	1,775,854
Federal National Mortgage Association
5.125%, 01/02/14	1,205,000	1,321,210
Tennessee Valley Authority
5.250%, 09/15/39	2,390,000	2,526,746
5.980%, 04/01/36	430,000	497,013

		6,952,539

U.S. Treasury—5.9%
U.S. Treasury Bonds
3.500%, 02/15/39 (a)	410,000	353,305
3.875%, 08/15/40 (a)	8,175,000	7,529,943
4.250%, 11/15/40	2,130,000	2,095,388
4.375%, 05/15/40 (h)	10,284,000	10,333,775
6.250%, 08/15/23	3,440,000	4,323,650
7.250%, 08/15/22 (a)	1,935,000	2,615,878
8.125%, 05/15/21 (g)	4,785,000	6,792,456

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.500%, 11/30/12 (a) (h)	$9,045,000	$9,033,341
0.500%, 10/15/13 (a)	3,905,000	3,861,373
0.625%, 07/31/12	380,000	381,037
1.250%, 10/31/15	2,380,000	2,303,393
1.375%, 11/30/15	21,413,000	20,809,088
2.250%, 11/30/17 (a)	3,365,000	3,272,200
2.625%, 08/15/20	864,000	819,113
2.625%, 11/15/20	4,317,000	4,072,144

		78,596,084

Total U.S. Treasury & Government Agencies (Identified Cost $312,664,133)		315,140,173

Corporate Bonds & Notes—11.7%

Aerospace & Defense—0.0%
L-3 Communications Corp.
5.875%, 01/15/15	150,000	152,812
6.375%, 10/15/15	140,000	144,200

		297,012

Airlines—0.0%
Continental Airlines, Inc.
5.983%, 10/19/23	289,386	305,303
Delta Air Lines, Inc.
6.821%, 08/10/22 (c)	81,256	86,131

		391,434

Auto Components—0.0%
BorgWarner, Inc.
4.625%, 09/15/20	335,000	330,733

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12	3,052,000	3,149,090
5.375%, 01/15/20	950,000	1,029,409

		4,178,499

Capital Markets—0.9%
CDP Financial, Inc. (144A) 3.000%, 11/25/14	2,665,000	2,708,988
Credit Suisse 5.860%, 05/29/49	1,020,000	963,900
Credit Suisse USA, Inc. 6.125%, 11/15/11	140,000	146,687
Goldman Sachs Capital II 5.793%, 06/01/43 (c)	470,000	398,325
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (e)	325,000	33
Lehman Brothers Holdings, Inc.
6.500%, 07/19/17 (e)	1,770,000	177
6.750%, 12/28/17 (e)	2,505,000	251

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Morgan Stanley
2.786%, 05/14/13 (c)	$1,275,000	$1,321,254
5.050%, 01/21/11	600,000	601,114
5.500%, 01/26/20 (c)	500,000	504,013
5.625%, 09/23/19	775,000	790,254
The Goldman Sachs Group, Inc.
3.700%, 08/01/15	1,030,000	1,049,479
5.375%, 03/15/20	1,965,000	2,030,554
5.625%, 01/15/17	310,000	327,806
6.000%, 06/15/20	1,400,000	1,512,930

		12,355,765

Chemicals—0.1%
CF Industries, Inc. 7.125%, 05/01/20	880,000	963,600
The Dow Chemical Co. 4.250%, 11/15/20	230,000	220,317

		1,183,917

Commercial Banks—1.8%
Bank of Nova Scotia (144A) 1.650%, 10/29/15	5,990,000	5,760,015
CIT Group, Inc.
7.000%, 05/01/14 (a)	60,000	60,600
7.000%, 05/01/17	462,936	464,093
Discover Bank 8.700%, 11/18/19	1,225,000	1,441,965
DnB NOR Boligkreditt AS (144A) 2.100%, 10/14/15	5,070,000	4,890,376
Glitnir Banki Hf (144A)
1.000%, 06/15/16 (c) (e) (f)	230,000	0
6.330%, 07/28/11 (e)	100,000	29,750
6.375%, 09/25/12 (e)	100,000	29,750
Japan Finance Corp. 2.000%, 06/24/11	1,290,000	1,299,703
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	1,720,000	1,865,521
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13	845,000	851,515
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (e)	320,000	35,200
Royal Bank of Canada (144A) 3.125%, 04/14/15	4,835,000	4,952,534
Sparebanken 1 Boligkreditt (144A) 1.250%, 10/25/13	1,970,000	1,947,984

		23,629,006

Commercial Services & Supplies—0.1%
RR Donnelley & Sons Co. 7.625%, 06/15/20	212,000	227,076
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	395,000	424,163

		651,239

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Consumer Finance—0.4%
Ally Financial, Inc. 7.500%, 12/31/13	$116,000	$124,410
8.000%, 12/31/18 (a)	109,000	115,267
8.000%, 03/15/20	1,200,000	1,314,000
FCE Bank plc 7.125%, 01/15/13 (EUR)	200,000	279,914
7.875%, 02/15/11 (GBP)	750,000	1,172,699
Ford Motor Credit Co., LLC 6.625%, 08/15/17	490,000	514,986
SLM Corp. 5.000%, 10/01/13	160,000	160,414
5.050%, 11/14/14	40,000	38,227
5.375%, 05/15/14	385,000	386,897
5.400%, 10/25/11	890,000	905,704

		5,012,518

Containers & Packaging—0.3%
Ball Corp. 7.125%, 09/01/16	385,000	414,838
7.375%, 09/01/19	385,000	413,875
Crown Americas, LLC 7.625%, 05/15/17	896,000	963,200
Owens-Brockway Glass Container, Inc. 7.375%, 05/15/16	1,270,000	1,349,375
Reynolds Group Issuer, Inc. (144A) 7.750%, 10/15/16	1,275,000	1,348,312

		4,489,600

Diversified Financial Services—2.6%
Bank of America Corp. 5.625%, 07/01/20	710,000	723,839
7.625%, 06/01/19	950,000	1,093,863
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	170,000	202,154
BNP Paribas Home Loan Covered Bonds S.A. (144A) 2.200%, 11/02/15	3,905,000	3,739,897
BP Capital Markets plc 3.125%, 03/10/12	1,930,000	1,973,504
5.250%, 11/07/13	240,000	259,923
Citigroup, Inc. 4.750%, 05/19/15	465,000	486,900
5.375%, 08/09/20	1,070,000	1,111,737
8.500%, 05/22/19	950,000	1,179,363
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	2,045,000	2,133,591
Daimler Finance North America, LLC 7.300%, 01/15/12	360,000	382,494
Eksportfinans ASA 1.875%, 04/02/13	1,924,000	1,946,428
2.000%, 09/15/15	3,065,000	2,993,340
5.500%, 05/25/16	1,450,000	1,632,084
FMC Finance III S.A. 6.875%, 07/15/17	90,000	95,400

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 0.409%, 04/10/12 (c)	$1,515,000	$1,512,755
2.000%, 09/28/12 (a)	2,500,000	2,553,618
2.125%, 12/21/12	1,020,000	1,047,985
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	273,000
JPMorgan Chase & Co. 0.938%, 02/26/13 (c)	855,000	858,517
2.600%, 01/15/16	865,000	841,577
5.125%, 09/15/14	360,000	383,066
5.150%, 10/01/15	190,000	200,948
6.125%, 06/27/17	380,000	416,911
7.900%, 04/29/49 (c)	1,480,000	1,573,225
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	241,736
Novus USA Trust Series 1.534%, 11/18/11 (c)	1,080,000	1,080,000
Petrobras International Finance Co. 5.750%, 01/20/20	1,855,000	1,924,689
5.875%, 03/01/18	500,000	532,409
6.125%, 10/06/16	180,000	198,004
Sprint Capital Corp. 8.375%, 03/15/12	560,000	592,200
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	720,000	732,584

		34,917,741

Diversified Telecommunication Services—0.6%
AT&T, Inc. 6.500%, 09/01/37	650,000	700,994
CCH II, LLC 13.500%, 11/30/16	1,650,000	1,967,625
Frontier Communications Corp. 8.250%, 04/15/17	351,000	385,222
Qwest Communications International, Inc. 7.500%, 02/15/14	155,000	156,938
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	75,000	75,938
SBC Communications, Inc. 6.450%, 06/15/34	300,000	317,994
Telefonica Emisiones SAU 4.949%, 01/15/15	1,575,000	1,631,202
Verizon Communications, Inc. 8.750%, 11/01/18	1,780,000	2,324,352
Windstream Corp. 8.125%, 08/01/13	310,000	341,000
8.625%, 08/01/16	145,000	152,613

		8,053,878

Electric Utilities—0.2%
AES Ironwood, LLC 8.857%, 11/30/25	109,397	108,850

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
Duke Energy Carolinas, LLC 5.625%, 11/30/12	$170,000	$184,215
Edison Mission Energy 7.625%, 05/15/27	65,000	46,963
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	1,100,000	1,134,400
Florida Power & Light Co. 5.625%, 04/01/34	300,000	314,933
5.950%, 02/01/38	525,000	581,750
Pacific Gas & Electric Co. 5.800%, 03/01/37	20,000	21,196
6.050%, 03/01/34	210,000	229,929
Southern California Edison Co. 5.950%, 02/01/38	475,000	522,666

		3,144,902

Energy Equipment & Services—0.1%
Transocean, Ltd. 6.000%, 03/15/18	790,000	829,731

Food & Staples Retailing—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	384,550	418,044
Wal-Mart Stores, Inc. 6.200%, 04/15/38	80,000	91,073

		509,117

Food Products—0.2%
Kraft Foods, Inc. 5.375%, 02/10/20	1,101,000	1,184,972
6.500%, 08/11/17	630,000	733,365
6.500%, 02/09/40	440,000	493,077

		2,411,414

Gas Utilities—0.0%
Elwood Energy, LLC 8.159%, 07/05/26	98,387	95,928

Health Care Equipment & Supplies—0.1%
CareFusion Corp. 6.375%, 08/01/19	850,000	960,321

Health Care Providers & Services—0.3%
HCA, Inc. 5.750%, 03/15/14	358,000	352,630
7.250%, 09/15/20	1,100,000	1,149,500
8.500%, 04/15/19	1,250,000	1,368,750
Tenet Healthcare Corp. 8.875%, 07/01/19	450,000	508,500
9.000%, 05/01/15	390,000	432,900

		3,812,280

Security Description	Par Amount	Value*

Hotels, Restaurants & Leisure—0.0%
MGM Resorts International 13.000%, 11/15/13	$373,000	$441,072

Independent Power Producers & Energy Traders—0.0%
AES Red Oak, LLC 9.200%, 11/30/29	50,000	48,875
Energy Future Holdings Corp. 5.550%, 11/15/14	70,000	42,525
NRG Energy, Inc. 7.250%, 02/01/14	130,000	132,600
7.375%, 02/01/16	40,000	41,000

		265,000

Industrial Conglomerates—0.0%
General Electric Co. 5.000%, 02/01/13	250,000	267,243

Insurance—0.3%
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	230,000	242,189
Lincoln National Corp. 6.050%, 04/20/67	675,000	622,687
7.000%, 06/15/40	450,000	489,363
Manulife Financial Corp. 3.400%, 09/17/15	990,000	969,735
Prudential Financial, Inc. 4.750%, 09/17/15	1,290,000	1,364,801
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	710,000	830,701

		4,519,476

Life Sciences Tools & Services—0.1%
Life Technologies Corp. 5.000%, 01/15/21	180,000	178,305
6.000%, 03/01/20	650,000	696,238

		874,543

Machinery—0.0%
Navistar International Corp. 3.000%, 10/15/14	280,000	373,800

Media—0.8%
CBS Corp. 8.875%, 05/15/19	635,000	798,882
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	1,407,000	1,538,557
Comcast Corp. 6.400%, 03/01/40	225,000	241,170
COX Communications, Inc. (144A) 8.375%, 03/01/39	795,000	1,030,249
DIRECTV Holdings, LLC 6.000%, 08/15/40	300,000	301,179
Discovery Communications, LLC 3.700%, 06/01/15	700,000	724,736

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
NBC Universal, Inc. (144A) 4.375%, 04/01/21	$995,000	$965,754
5.150%, 04/30/20	1,010,000	1,046,990
News America, Inc.
6.200%, 12/15/34	660,000	692,990
6.650%, 11/15/37	10,000	11,076
TCI Communications, Inc.
7.875%, 02/15/26	1,159,000	1,371,135
Time Warner Cable, Inc.
5.000%, 02/01/20	440,000	452,821
5.875%, 11/15/40	580,000	573,829
Time Warner, Inc.
4.700%, 01/15/21	270,000	274,906
6.100%, 07/15/40	180,000	188,871

		10,213,145

Metals & Mining—0.3%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	390,000	405,600
Arch Coal, Inc. 7.250%, 10/01/20	1,160,000	1,223,800
Cliffs Natural Resources, Inc. 4.800%, 10/01/20	600,000	586,265
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	325,000	308,270
Steel Dynamics, Inc. 6.750%, 04/01/15	45,000	45,563
7.375%, 11/01/12	15,000	15,825
Teck Resources, Ltd. 10.750%, 05/15/19	1,150,000	1,495,000

		4,080,323

Multi-Utilities—0.2%
Dominion Resources, Inc. 8.875%, 01/15/19	290,000	375,757
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,186,678
6.500%, 09/15/37(c)	725,000	820,131

		2,382,566

Multiline Retail—0.1%
Dollar General Corp. 11.875%, 07/15/17	685,000	794,600

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	1,008,462

Oil, Gas & Consumable Fuels—0.8%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	800,000	883,944
Cenovus Energy, Inc. 6.750%, 11/15/39	745,000	867,920

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. 6.625%, 08/15/20	$1,293,000	$1,273,605
Consol Energy, Inc. (144A) 8.000%, 04/01/17	762,000	811,530
8.250%, 04/01/20	488,000	527,040
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	200,000	216,994
6.750%, 03/15/11	30,000	30,333
Occidental Petroleum Corp. 7.000%, 11/01/13	220,000	254,369
Peabody Energy Corp. 6.500%, 09/15/20	1,550,000	1,654,625
Pemex Project Funding Master Trust 6.625%, 06/15/35	305,000	310,336
Petrohawk Energy Corp. 7.250%, 08/15/18	1,167,000	1,178,670
Pride International, Inc. 6.875%, 08/15/20	385,000	399,437
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	1,020,000	1,008,874
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	190,000	200,914
Valero Energy Corp. 6.625%, 06/15/37	996,000	1,011,570

		10,630,161

Paper & Forest Products—0.2%
Georgia-Pacific, LLC (144A) 8.250%, 05/01/16	1,210,000	1,365,788
International Paper Co. 7.300%, 11/15/39	535,000	609,602

		1,975,390

Pharmaceuticals—0.0%
Wyeth 5.950%, 04/01/37	390,000	431,585

Real Estate Investment Trusts—0.2%
Hospitality Properties Trust 5.625%, 03/15/17	429,000	426,253
6.700%, 01/15/18	171,000	179,288
iStar Financial, Inc. 10.000%, 06/15/14 (a)	191,000	190,522
Kimco Realty Corp. 6.875%, 10/01/19	530,000	599,591
Mack-Cali Realty L.P. 7.750%, 08/15/19	600,000	698,253

		2,093,907

Road & Rail—0.1%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	660,000	682,847

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Semiconductors & Semiconductor Equipment—0.0%
Amkor Technology, Inc. 6.000%, 04/15/14	$50,000	$129,000

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	1,790,000	1,862,359

Tobacco—0.1%
Philip Morris International, Inc. 4.500%, 03/26/20	1,301,000	1,343,586

Wireless Telecommunication Services—0.2%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	90,000	98,114
Cricket Communications, Inc. 7.750%, 05/15/16	1,181,000	1,225,287
Nextel Communications, Inc. 6.875%, 10/31/13	50,000	50,125
Vodafone Group plc 4.150%, 06/10/14	1,514,000	1,591,487

		2,965,013

Yankee—0.1%
Canadian Natural Resources, Ltd. 6.500%, 02/15/37	100,000	113,750
Nexen, Inc. 6.400%, 05/15/37	950,000	920,438

		1,034,188

Total Corporate Bonds & Notes (Identified Cost $156,572,844)		155,623,301

Mortgage-Backed Securities—6.4%

Collateralized-Mortgage Obligation—2.2%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	1,107,366	1,061,358
Arkle Master Issuer plc (144A) 1.434%, 05/17/60 (c)	2,120,000	2,110,150
Banc of America Funding Corp. 0.341%, 07/20/36 (c)	23,934	23,869
Bear Stearns Adjustable Rate Mortgage Trust 5.870%, 06/25/47 (c)	3,580,114	2,942,571
Countrywide Alternative Loan Trust 0.501%, 12/25/46 (c)	643,060	180,861
5.500%, 11/25/35	2,477,258	2,029,860
5.500%, 04/25/37	1,305,411	879,754
Countrywide Home Loan Mortgage Pass-Through Trust 0.461%, 04/25/46 (c)	691,956	418,155
0.601%, 02/25/35 (c)	412,094	312,394
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	1,929,645	1,351,955
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.461%, 02/25/47 (c)	554,053	358,740

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Deutsche Mortgage Securities, Inc. (144A) 5.200%, 06/26/35 (c)	$280,000	$257,394
GSR Mortgage Loan Trust 5.193%, 11/25/35 (c)	1,950,019	1,893,434
6.000%, 07/25/37	1,585,619	1,445,063
Harborview Mortgage Loan Trust 0.571%, 11/19/35 (c)	1,476,856	1,007,473
1.261%, 11/25/47 (c)	219,596	155,769
Indymac INDA Mortgage Loan Trust 5.545%, 09/25/36 (c)	985,721	787,592
Indymac Index Mortgage Loan Trust 0.881%, 06/25/34 (c)	77,073	49,772
5.150%, 10/25/35 (c)	251,402	202,073
JPMorgan Mortgage Trust 5.500%, 03/25/22	248,555	229,947
6.500%, 08/25/36	850,041	785,590
MASTR Adjustable Rate Mortgages Trust 2.537%, 09/25/33 (c)	296,301	257,827
MASTR Reperforming Loan Trust (144A) 5.521%, 05/25/36 (c)	388,228	357,760
Morgan Stanley Mortgage Loan Trust 5.500%, 08/25/35	1,809,860	1,771,990
Thornburg Mortgage Securities Trust 0.381%, 10/25/46 (c)	2,443,128	2,420,539
WaMu Mortgage Pass-Through Certificates 0.541%, 11/25/45 (c)	431,776	331,453
0.581%, 08/25/45 (c)	397,467	335,944
2.786%, 08/25/35 (c)	989,618	838,627
5.492%, 02/25/37 (c)	1,615,566	1,178,116
5.624%, 11/25/36 (c)	550,000	402,764
5.793%, 08/25/36 (c)	270,000	233,501
Wells Fargo Mortgage Backed Securities Trust 5.199%, 10/25/35 (c)	1,359,539	1,339,597
5.500%, 03/25/36	940,861	940,717
5.929%, 09/25/36 (c)	855,920	783,748

		29,676,357

Commercial Mortgage-Backed Securities—4.2%
Banc of America Commercial Mortgage, Inc. 5.060%, 11/10/42 (c)	3,630,000	3,805,282
5.448%, 09/10/47	150,000	148,523
Bayview Commercial Asset Trust (144A) 0.491%, 07/25/36 (c)	612,153	477,048
0.531%, 04/25/36 (c)	326,606	307,477
Bear Stearns Commercial Mortgage Securities 5.405%, 12/11/40 (c)	600,000	641,050
5.449%, 12/11/40 (c)	170,000	171,528
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	830,000	890,298
5.886%, 11/15/44 (c)	448,929	479,053
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	4,150,157
4.940%, 12/15/35	4,405,000	4,623,480

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse First Boston Mortgage Securities Corp. 5.603%, 07/15/35	$3,850,000	$4,033,981
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	4,166,175
5.467%, 09/15/39 (c)	370,000	388,050
Extended Stay America Trust (144A) 2.951%, 11/05/27	3,179,897	3,127,969
4.860%, 11/05/27	940,000	921,538
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	639,234	638,963
GE Business Loan Trust (144A) 1.560%, 04/15/31 (c)	332,117	236,845
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,550,945
6.269%, 12/10/35	3,335,679	3,475,020
GMAC Commercial Mortgage Securities, Inc. 5.290%, 11/10/45 (c)	260,000	258,942
Greenwich Capital Commercial Funding Corp. 5.883%, 07/10/38 (c)	3,680,000	3,990,436
JPMorgan Chase Commercial Mortgage Securities Corp. 5.447%, 06/12/47	1,135,000	1,176,027
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	408,573	416,637
5.372%, 09/15/39	1,570,000	1,679,727
5.378%, 11/15/38	190,000	190,949
5.430%, 02/15/40 (c)	2,800,000	2,887,355
5.642%, 12/15/25 (c)	254,206	256,466
5.858%, 07/15/40 (c)	1,035,000	1,087,443
5.901%, 06/15/38 (c)	190,000	197,382
5.934%, 12/15/25	230,688	232,905
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	637,210	638,054
Morgan Stanley Capital I (144A) 6.340%, 01/15/13	680,000	714,986
RBSCF Trust (144A) 5.903%, 04/16/17 (c)	2,250,000	2,399,063
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	2,823,951	2,890,361

		55,250,115

Total Mortgage-Backed Securities (Identified Cost $84,279,521)		84,926,472

Asset-Backed Securities—2.5%

Asset-Backed - Automobile—1.0%
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	1,250,000	1,243,961
Ford Credit Auto Owner Trust 6.070%, 05/15/14	2,930,000	3,164,942
Ford Credit Floorplan Master Owner Trust 0.810%, 06/15/13 (c)	440,000	435,371
Globaldrive BV 4.000%, 10/20/16 (EUR)	739,412	998,797

Security Description	Par Amount	Value*

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust 3.890%, 07/17/17	$1,265,000	$1,251,058
Santander Drive Auto Receivables Trust (144A) 1.390%, 08/15/13 (c)	1,235,000	1,239,639
1.830%, 11/17/14	950,000	959,775
2.100%, 09/15/14 (c)	875,000	874,002
2.240%, 12/15/14	1,075,000	1,074,956
2.390%, 06/15/17	480,000	488,097
3.020%, 10/17/16 (c)	925,000	923,978

		12,654,576

Asset-Backed - Credit Card—0.4%
Capital One Multi-Asset Execution Trust 0.320%, 01/15/16 (c)	440,000	436,194
Citibank Omni Master Trust (144A) 2.360%, 05/16/16 (c)	3,455,000	3,497,818
3.350%, 08/15/16	785,000	802,664

		4,736,676

Asset-Backed - Home Equity—0.1%
GSAA Trust 0.361%, 03/25/47 (c)	1,029,155	647,557
Home Equity Asset Trust 0.371%, 07/25/37 (c)	485,223	472,350
Morgan Stanley Home Equity Loan Trust 0.581%, 09/25/35 (c)	449,468	413,856
Residential Asset Securities Corp. 6.349%, 03/25/32	155,870	141,162
Structured Asset Securities Corp. 0.511%, 11/25/37 (c)	119,938	115,266

		1,790,191

Asset-Backed - Other—0.4%
321 Henderson Receivables I, LLC (144A) 4.070%, 01/15/28	487,391	477,562
5.560%, 07/15/59	1,841,719	1,904,346
Chase Funding Mortgage Loan Asset-Backed Certificates 6.330%, 04/25/32 (c)	207,569	210,182
Countrywide Asset Backed Certificates 0.411%, 07/25/36 (c)	2,524,584	1,767,601
0.931%, 07/25/34 (c)	212,542	140,515
5.071%, 12/25/34 (c)	546,757	248,534
Countrywide Asset Backed Certificates (144A) 0.711%, 03/25/47 (c)	500,024	248,296
Finance America Mortgage Loan Trust 1.311%, 09/25/33 (c)	228,243	187,562
Fremont Home Loan Trust 1.311%, 12/25/33 (c)	196,819	154,998
GMAC Mortgage Corp. Loan Trust 0.501%, 10/25/34 (c)	406,406	298,358
Greenpoint Mortgage Funding Trust 0.661%, 09/25/34 (c)	197,167	171,188
Knollwood CDO, Ltd. (144A) 3.490%, 02/08/39 (c) (f)	483,919	0

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset-Backed - Other—(Continued)
Long Beach Mortgage Loan Trust 1.911%, 03/25/34 (c)	$241,047	$155,924

		5,965,066

Asset-Backed - Student Loan—0.6%
Nelnet Student Loan Trust 1.768%, 04/25/24 (c)	150,000	153,526
SLC Student Loan Trust 0.409%, 01/15/19 (c)	590,000	563,289
SLM Student Loan Trust 1.588%, 01/25/28 (c)	1,520,000	1,562,202
1.988%, 07/25/23 (c)	4,100,000	4,264,357
SLM Student Loan Trust (144A) 1.910%, 12/15/17 (c)	1,152,929	1,153,215

		7,696,589

Total Asset-Backed Securities (Identified Cost $34,304,275)		32,843,098

Municipal Bonds & Notes—0.7%

Municipal Agency—0.7%
City of Chicago 6.395%, 01/01/40	350,000	330,306
Dallas Area Rapid Transit 5.999%, 12/01/44	375,000	388,909
Metropolitan Transportation Authority 7.336%, 11/15/39	895,000	987,257
New York State Dormitory Authority 5.628%, 03/15/39	775,000	750,564
Port Authority of New York & New Jersey 6.040%, 12/01/29	565,000	561,248
State of California 5.450%, 04/01/15	3,300,000	3,445,992
7.300%, 10/01/39	1,515,000	1,525,756
7.350%, 11/01/39	780,000	790,031
7.500%, 04/01/34	520,000	538,070
University of California 5.946%, 05/15/45	560,000	511,543

Total Municipal Bonds & Notes (Identified Cost $9,745,597)		9,829,676

Foreign Government & Agency Obligations—0.4%

Sovereign—0.4%
Hellenic Republic 4.600%, 09/20/40 (EUR)	230,000	162,152
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,633,264
Mexico Government International Bond 5.125%, 01/15/20	385,000	401,362
5.625%, 01/15/17	475,000	525,350
6.750%, 09/27/34	215,000	241,875

Total Foreign Government & Agency Obligations (Identified Cost $4,838,540)		4,964,003

Convertible Bonds & Notes—0.0%
Security Description	Shares/Par Amount	Value*

Health Care Equipment & Supplies—0.0%
Conceptus, Inc. 2.250%, 02/15/27	$25,000	$24,344

Semiconductors & Semiconductor Equipment—0.0%
Jazz Technologies, Inc. 8.000%, 12/31/11	75,000	75,750
Jazz Technologies, Inc. (144A) 8.000%, 12/31/11	100,000	101,000

		176,750

Specialty Retail—0.0%
Pier 1 Imports, Inc. 6.375%, 02/15/36 (c)	50,000	50,625
Pier 1 Imports, Inc. (144A) 6.375%, 02/15/36 (c)	100,000	101,250

		151,875

Total Convertible Bonds & Notes (Identified Cost $340,311)		352,969

Short Term Investments—4.5%

Mutual Funds—3.6%
State Street Navigator Securities Lending Prime Portfolio (i)	47,921,378	47,921,378

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $11,926,010 on 01/03/11, collateralized by $12,165,000 Federal National Mortgage Association due 09/30/13 with a value of $12,165,000.	11,926,000	11,926,000

Total Short Term Investments (Identified Cost $59,847,378)		59,847,378

Total Investments 115.7% (Identified Cost $1,429,261,808) (j)		1,538,455,531
Liabilities in excess of other assets		(208,994,506)

Net Assets 100.0%		$1,329,461,025

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $46,817,591 and the collateral received consisted of cash in the amount of $47,921,378 and non-cash collateral with a value of $154,291. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Security was valued in good faith under procedures approved by the Board of Directors.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(h)	All or a portion of the security was pledged as collateral against open futures contracts.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,446,871,117. The aggregate unrealized appreciation and depreciation of investments was $134,736,128 and $(43,151,714), respectively, resulting in net unrealized appreciation of $91,584,414 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $65,984,055, which is 5.0% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
Euro (bought)	UBS AG	3/3/2011	850,000	$1,109,871	$1,138,247	$28,376
Euro (bought)	Royal Bank of Scotland, plc	3/3/2011	850,000	1,114,775	1,138,247	23,472
Euro (bought)	BNP Paribas S.A.	3/3/2011	1,695,000	2,269,061	2,269,798	737
Euro (bought)	Royal Bank of Scotland, plc	3/3/2011	1,710,000	2,252,215	2,289,885	37,670
Euro (sold)	Citibank N.A.	1/27/2011	1,300,000	1,698,748	1,741,031	(42,283)
Euro (sold)	Deutsche Bank AG	1/28/2011	1,022,500	1,399,976	1,369,386	30,590
Euro (sold)	Citibank N.A.	3/3/2011	850,000	1,119,867	1,138,247	(18,380)
Euro (sold)	Deutsche Bank AG	3/3/2011	850,000	1,123,504	1,138,247	(14,743)
Euro (sold)	Goldman Sachs Capital Markets	3/3/2011	850,000	1,128,521	1,138,247	(9,726)
Euro (sold)	Goldman Sachs Capital Markets	3/3/2011	850,000	1,130,166	1,138,247	(8,081)
Euro (sold)	Citibank N.A.	3/3/2011	850,000	1,133,598	1,138,247	(4,649)
Euro (sold)	Goldman Sachs Capital Markets	3/3/2011	1,710,000	2,245,110	2,289,885	(44,775)
British Pound (sold)	Citibank N.A.	1/19/2011	727,500	1,155,586	1,134,567	21,019

Net Unrealized Depreciation						$(773)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	6/17/2013	7	$1,714,844	$1,708,875	$(5,969)
90 Day Euro Dollar Futures	9/16/2013	9	2,202,237	2,191,050	(11,187)
90 Day Euro Dollar Futures	12/16/2013	1	242,465	242,788	323
U.S. Treasury Notes 5 Year Futures	3/31/2011	2	235,231	235,438	207

Futures Contracts—Short
90 Day Euro Dollar Futures	3/14/2011	(31)	(7,712,977)	(7,721,713)	(8,736)
90 Day Euro Dollar Futures	6/13/2011	(20)	(4,970,958)	(4,978,000)	(7,042)
90 Day Euro Dollar Futures	9/19/2011	(28)	(6,950,936)	(6,961,150)	(10,214)
90 Day Euro Dollar Futures	12/19/2011	(153)	(37,847,286)	(37,970,776)	(123,490)
90 Day Euro Dollar Futures	3/19/2012	(21)	(5,197,977)	(5,200,125)	(2,148)
90 Day Euro Dollar Futures	6/18/2012	(4)	(989,164)	(987,800)	1,364
90 Day Euro Dollar Futures	9/17/2012	(1)	(246,972)	(246,263)	709
90 Day Euro Dollar Futures	12/17/2012	(4)	(984,864)	(982,150)	2,714
90 Day Euro Dollar Futures	3/18/2013	(4)	(983,189)	(979,350)	3,839
U.S. Treasury Notes 2 Year Futures	3/31/2011	(92)	(20,133,310)	(20,139,376)	(6,066)
U.S. Treasury Notes 10 Year Futures	3/22/2011	(350)	(41,985,109)	(42,153,126)	(168,017)

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond 30 Year Futures	3/22/2011	(24)	$(2,930,201)	$(2,931,000)	$(799)
U.S. Treasury Bond Ultra Long Futures	3/22/2011	(68)	(8,758,785)	(8,642,375)	116,410

Net Unrealized Depreciation					$(218,102)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par Value
Deutsche Bank Securities, Inc.	0.300%	12/14/2010	1/13/2011	$28,776,192	$28,769,000
Deutsche Bank Securities, Inc.	0.260%	12/23/2010	1/6/2011	5,679,199	5,678,621

Total Reverse Repurchase Agreements					$34,447,621

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.500% (30 Year TBA)	$(12,500,000)	$(12,773,438)
5.500% (30 Year TBA)	(1,300,000)	(1,385,313)
Federal National Mortgage Association
4.500% (30 Year TBA)	(18,800,000)	(19,243,566)
5.500% (30 Year TBA)	(15,200,000)	(16,233,129)
6.000% (30 Year TBA)	(6,300,000)	(6,835,500)

Total TBA Sale Commitments (Proceeds $(56,611,070))		$(56,470,946)

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$874,928,461	$—	$—	$874,928,461
Total U.S. Treasury & Government Agencies*	—	315,140,173	—	315,140,173
Total Corporate Bonds & Notes*	—	155,623,301	—	155,623,301
Total Mortgage-Backed Securities*	—	84,926,472	—	84,926,472
Total Asset-Backed Securities*	—	32,843,098	—	32,843,098
Total Municipal Bonds & Notes*	—	9,829,676	—	9,829,676
Total Foreign Government & Agency Obligations*	—	4,964,003	—	4,964,003
Total Convertible Bonds & Notes*	—	352,969	—	352,969
Short Term Investments
Mutual Funds	47,921,378	—	—	47,921,378
Repurchase Agreement	—	11,926,000	—	11,926,000
Total Short Term Investments	47,921,378	11,926,000	—	59,847,378
Total Investments	$922,849,839	$615,605,695	$—	$1,538,455,531

Total TBA Sale Commitments	$—	$(56,470,946)	$—	$(56,470,946)

Total Reverse Repurchase Agreements	$—	$34,447,621	$—	$34,447,621

Futures Contracts**
Futures Contracts Long (Net Depreciation)	$(16,626)	$—	$—	$(16,626)
Futures Contracts Short (Net Depreciation)	(201,476)	—	—	(201,476)
Total Futures Contracts Net Unrealized Depreciation	(218,102)	—	—	(218,102)
Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	—	141,864	—	141,864
Forward Foreign Currency Contracts (Depreciation)	—	(142,637)	—	(142,637)
Total Forward Contracts Net Unrealized Depreciation	—	(773)	—	(773)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Asset-Backed Securities	Total
Balance as of December 31, 2009	$0	$0	$0
Transfers In (Out) of Level 3	23	0	23
Accrued discounts/premiums	70	0	70
Realized Gain (Loss)	0	0	0
Change in unrealized appreciation (depreciation)	(93)	(16,989)	(17,082)
Net Purchases (Sales)	0	16,989	16,989
Balance as of December 31, 2010	$0	$0	$0

The change in unrealized appreciation (depreciation) on investments held at December 31, 2010 was $(17,082) and is included in net change in unrealized appreciation on investments in the Statement of Operations.

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,538,455,531
Cash		5,679,292
Cash denominated in foreign currencies (c)		136,917
Unrealized appreciation on open forward foreign currency contracts		141,864
Receivable for:
Securities sold		401,252,933
Fund shares sold		516,520
Accrued interest and dividends		4,474,360

Total Assets		1,950,657,417

Liabilities
TBA sale commitments at value (d)	$56,470,946
Reverse repurchase agreements	34,447,621
Unrealized depreciation on open forward foreign currency contracts	142,637
Payable for:
Securities purchased	480,791,492
Fund shares redeemed	298,273
Futures variation margin	268,054
Collateral for securities loaned	47,921,378
Interest on reverse repurchase agreements	7,766
Interest on TBA sales commitments	77,430
Accrued expenses:
Management fees	514,019
Distribution and service fees	20,512
Deferred directors’ fees	18,784
Other expenses	217,480

Total Liabilities		621,196,392

Net Assets		$1,329,461,025

Net assets consists of:
Paid in surplus		$1,440,095,047
Undistributed net investment income		31,736,942
Accumulated net realized losses		(251,492,019)
Unrealized appreciation on investments and foreign currency transactions		109,121,055

Net Assets		$1,329,461,025

Net Assets
Class A		$1,216,193,997
Class B		72,413,880
Class E		40,853,148
Capital Shares (Authorized) Outstanding
Class A (125,000,000)		77,342,515
Class B (10,000,000)		4,626,525
Class E (7,500,000)		2,602,866
Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.72
Class B		15.65
Class E		15.70

(a)	Identified cost of investments was $1,429,261,808.
(b)	Includes securities on loan with a value of $46,817,591.
(c)	Identified cost of cash denominated in foreign currencies was $132,167.
(d)	Proceeds of TBA sale commitments were $56,611,070.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$14,218,806
Interest (a) (b)		21,835,825

		36,054,631
Expenses
Management fees	$6,061,208
Distribution and service fees—Class B	174,779
Distribution and service fees—Class E	63,135
Directors’ fees and expenses	48,653
Custodian and accounting	208,888
Audit and tax services	38,512
Legal	24,133
Shareholder reporting	224,273
Insurance	17,609
Miscellaneous	17,881

Total expenses		6,879,071

Net Investment Income		29,175,560

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	61,525,348
Futures contracts	(382,284)
Foreign currency transactions	1,785,731	62,928,795

Net change in unrealized appreciation (depreciation) on:
Investments	27,353,612
Futures contracts	837,843
Foreign currency transactions	(453,705)	27,737,750

Net realized and unrealized gain		90,666,545

Net Increase in Net Assets From Operations		$119,842,105

(a)	Includes net income on securities loaned of $143,613.
(b)	Net of interest paid on reverse repurchase agreements in the amount of $22,552.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,175,560	$32,761,173
Net realized gain (loss)	62,928,795	(127,843,145)
Net change in unrealized appreciation	27,737,750	303,384,689

Increase in net assets from operations	119,842,105	208,302,717

From Distributions to Shareholders
Net investment income
Class A	(23,428,353)	(53,219,527)
Class B	(1,174,150)	(2,970,144)
Class E	(761,997)	(2,065,706)

Total distributions	(25,364,500)	(58,255,377)

Increase (decrease) in net assets from capital share transactions	(136,766,117)	59,974,192

Total increase (decrease) in net assets	(42,288,512)	210,021,532
Net Assets
Beginning of the period	1,371,749,537	1,161,728,005

End of the period	$1,329,461,025	$1,371,749,537

Undistributed Net Investment Income
End of the period	$31,736,942	$24,816,074

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	901,533	$13,390,706	1,067,686	$14,442,165
Shares issued through acquisition	0	0	11,839,158	145,266,470
Reinvestments	1,535,279	23,428,353	4,427,581	53,219,527
Redemptions	(11,109,297)	(164,014,359)	(11,613,486)	(152,457,910)

Net increase (decrease)	(8,672,485)	$(127,195,300)	5,720,939	$60,470,252

Class B
Sales	273,109	$4,040,559	583,476	$7,593,989
Reinvestments	77,196	1,174,150	247,718	2,970,144
Redemptions	(562,376)	(8,297,163)	(568,761)	(7,490,398)

Net increase (decrease)	(212,071)	$(3,082,454)	262,433	$3,073,735

Class E
Sales	246,826	$3,670,869	145,296	$1,945,312
Reinvestments	49,967	761,997	171,999	2,065,706
Redemptions	(740,216)	(10,921,229)	(584,998)	(7,580,813)

Net decrease	(443,423)	$(6,488,363)	(267,703)	$(3,569,795)

Increase (decrease) derived from capital share transactions		$(136,766,117)		$59,974,192

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.61	$13.18	$18.18	$17.61	$16.33

Income (Loss) From Investment Operations
Net investment income	0.33 (a)	0.35 (a)	0.49 (a)	0.41 (a)	0.46
Net realized and unrealized gain (loss) on investments	1.06	1.78	(4.87)	0.62	1.23

Total from investment operations	1.39	2.13	(4.38)	1.03	1.69

Less Distributions
Distributions from net investment income	(0.28)	(0.70)	(0.45)	(0.46)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.28)	(0.70)	(0.62)	(0.46)	(0.41)

Net Asset Value, End of Period	$15.72	$14.61	$13.18	$18.18	$17.61

Total Return (%)	9.65	17.30	(24.79)	5.90	10.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.50	0.52	0.49	0.50	0.52
Ratio of net investment income to average net assets (%)	2.21	2.67	3.15	2.32	2.46
Portfolio turnover rate (%)	1,014	611	501	372	265
Net assets, end of period (in millions)	$1,216.19	$1,256.90	$1,058.18	$1,688.04	$1,622.05

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.55	$13.11	$18.08	$17.52	$16.25

Income (Loss) From Investment Operations
Net investment income	0.29 (a)	0.32 (a)	0.45 (a)	0.37 (a)	0.34
Net realized and unrealized gain (loss) on investments	1.06	1.77	(4.85)	0.61	1.30

Total from investment operations	1.35	2.09	(4.40)	0.98	1.64

Less Distributions
Distributions from net investment income	(0.25)	(0.65)	(0.40)	(0.42)	(0.37)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.25)	(0.65)	(0.57)	(0.42)	(0.37)

Net Asset Value, End of Period	$15.65	$14.55	$13.11	$18.08	$17.52

Total Return (%)	9.31	17.00	(24.96)	5.62	10.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.77	0.74	0.75	0.77
Ratio of net investment income to average net assets (%)	1.97	2.42	2.94	2.07	2.22
Portfolio turnover rate (%)	1,014	611	501	372	265
Net assets, end of period (in millions)	$72.41	$70.41	$59.98	$75.11	$57.97

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.59	$13.15	$18.13	$17.57	$16.30

Income (Loss) From Investment Operations
Net investment income	0.31 (a)	0.34 (a)	0.47 (a)	0.39 (a)	0.40
Net realized and unrealized gain (loss) on investments	1.06	1.77	(4.86)	0.61	1.25

Total from investment operations	1.37	2.11	(4.39)	1.00	1.65

Less Distributions
Distributions from net investment income	(0.26)	(0.67)	(0.42)	(0.44)	(0.38)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.26)	(0.67)	(0.59)	(0.44)	(0.38)

Net Asset Value, End of Period	$15.70	$14.59	$13.15	$18.13	$17.57

Total Return (%)	9.45	17.14	(24.87)	5.71	10.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.67	0.64	0.65	0.67
Ratio of net investment income to average net assets (%)	2.06	2.54	2.99	2.16	2.31
Portfolio turnover rate (%)	1,014	611	501	372	265
Net assets, end of period (in millions)	$40.85	$44.44	$43.57	$71.83	$76.12

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown reclasses, capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements:

The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. During the year ended December 31, 2010, the Portfolio had an outstanding reverse repurchase agreement balance for 171 days. The average amount of borrowings was $16,201,788 and the weighted average interest rate was 0.23%.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$6,061,208	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$12,684,466,084	$1,280,943,911	$12,634,220,980	$1,402,728,381

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Net Assets—Unrealized appreciation on investments and foreign currency transactions	$(218,102)*
Foreign Exchange	Receivables—Unrealized appreciation on open forward foreign currency contracts	$141,864	Payables—Unrealized depreciation on open forward foreign currency contracts	(142,637)

Total		$141,864		$(360,739)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$(382,284)	$—	$(382,284)
Foreign Currency Transactions	—	1,728,135	1,728,135
Options (a)	(183,423)	—	(183,423)

Total	$(565,707)	$1,728,135	$1,162,428

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$837,843	$—	$837,843
Foreign Currency Transactions	—	(458,972)	(458,972)

Total	$837,843	$(458,972)	$378,871

Average Notional or Face Amount	Foreign Exchange	Interest Rate
Futures Contracts Short	$—	(131,524,244)
Futures Contracts Long	—	50,442,538
Forward Foreign Currency Transactions	26,706,933	—
Options Purchased	—	728,425

(a)	Includes options purchased which are part of realized gain (loss) on investments as shown in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$25,364,500	$58,255,377	$—	$—	$—	$—	$25,364,500	$58,255,377

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$31,754,953	$—	$91,730,620	$(234,100,808)	$(110,615,235)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$177,134,954	$56,965,854	$234,100,808

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	ACQUISITIONS

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of the Legg Mason Partners Managed Assets Portfolio of the Met Investors Series Trust (“Legg Portfolio”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization.

The Reorganization was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The Legg Portfolio was experiencing net outflows in every quarter since it became a series of the Met Investors Series Trust in May 2006. Moreover, the Legg Portfolio was not expected to garner sufficient assets in order to achieve economies of scale.

The acquisition was accomplished by a tax free exchange of 11,839,158 Class A shares of the Portfolio for 13,579,050 Class A shares of the Legg Portfolio. The investment portfolio of the Legg Portfolio, with a fair value of $144,537,969 and identified cost of $169,708,321 was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Legg Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $22,754,527 in capital loss carryforwards and $(9,155) in distributions in excess of net investment income from the Legg Portfolio.

The aggregate net assets of the Portfolio and the Legg Portfolio immediately before the acquisition were $1,083,516,503 and $145,266,470, respectively. The aggregate net assets immediately after the acquisition were $1,228,782,972, which includes $25,170,350 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $169,708,321.

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net investment income	$34,651,084	(a)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	$172,380,945	(b)
Net increase (decrease) in assets from operations	$207,032,029

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Legg Portfolio that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a)	$32,761,173 as reported plus $1,804,921 Legg Portfolio pre-merger, plus $48,122 in lower Advisory fees, plus $36,868 of pro-forma eliminated other expenses.
(b)	$175,541,544 as reported plus $(3,160,599) Legg Portfolio pre-merger.

MSF-33

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk or loss to be remote.

10.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Diversified Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Diversified Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-35

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-36

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-37

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-38

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

MSF-39

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-40

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-41

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Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 9.22%, 8.92%, and 9.00%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.51%.

MARKET ENVIRONMENT/CONDITIONS

Although the course of the year was uneven and high levels of market volatility remained a constant for stocks, 2010 ended strongly, marking the second consecutive year in which U.S. stocks recorded double-digit percentage gains. For the year as a whole, the S&P 500 Index advanced 15.1%.

In some sense, there were three parts to 2010. The early months saw risk assets move higher as they continued the 2009 asset recovery story, helped by preliminary signs of employment improvements and very strong fourth quarter 2009 and first quarter 2010 earnings. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill. Nevertheless, after touching a late summer low, the market experienced a very strong finish to the year (U.S. stocks advanced more than 20% from their August lows through the end of the year) as double-dip fears receded, jobs growth resumed and the U.S. midterm elections results were perceived to be capital markets friendly. Additionally, Federal Reserve President Ben Bernanke delivered his famous “Jackson Hole” speech, leading to a second round of quantitative easing measures (QE2) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

Regarding the economic backdrop, debt and deflationary risks remained present throughout 2010, causing central banks (especially the U.S. Federal Reserve) to respond with unprecedented actions. Real gross domestic product (GDP) growth continued in a positive direction but remained subpar compared to most recoveries on the historic record. In the U.S. job growth was not strong enough to reduce the unemployment rate. Corporations, however, managed to notch fantastic earnings gains despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s underperformance relative to its benchmark, the Russell 1000 Value Index, for the 12-month period was attributable to stock selection in the Financials and Information Technology (IT) sectors, as well as an underweight and stock selection in Consumer Staples.

The Portfolio’s underweight in Financials, especially banks, detracted from the Portfolio’s performance as the group rallied in the fourth quarter in concert with an increase in U.S. Treasury yields. At year-end, we remained cautious on the sector and continued to hold an underweight given our belief that regulatory uncertainties and related business model risks would persist. In IT, stock selection hurt broadly, but with weakness most pronounced in the computers & peripherals industry. The Portfolio had a notable exposure to the personal computer market, which struggled as general concerns about macroeconomic growth dampened consumer demand. An underweight and stock selection in Consumer Staples detracted from the Portfolio’s performance. The Portfolio was underweight in more defensive industries such as beverages and food staples. At year-end, we maintained the underweight in Consumer Staples, as we began to see Consumer Staples companies squeezed by rising input costs.

On the positive side, stock selection in the Healthcare sector contributed to the Portfolio’s performance, along with an underweight and stock selection in Utilities and an overweight in Materials. Healthcare stock selection was additive as the passage of the reform bill resolved uncertainty that had previously clouded the sector’s outlook. Within Healthcare, holdings of health maintenance organizations (HMOs) outperformed due to stellar earnings results and investor comfort with the outcome of the reform. Additionally, an underweight in Utilities (underweight electric and multi-line utilities) and an overweight in Materials (chemicals and paper & forest products) helped the Portfolio’s performance.

During the year, we increased the Portfolio’s weightings in Consumer Discretionary, IT and Financials sectors. We funded those increases by lowering weightings in Energy, Materials and Telecommunication Services. The Portfolio’s largest purchases during the year included General Electric, Comcast and Bristol-Myers Squibb, while the largest sales included AT&T, Exxon Mobil and Goldman Sachs.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

At year-end, we continued to maintain a balance in the Portfolio between domestic and global cyclicals on the one hand, and more dependable growth-style investments, including multinationals, on the other. At year-end, the Portfolio’s largest sector overweights relative to the benchmark were in IT, Consumer Discretionary and Healthcare, while the largest sector underweights were in Financials, Energy and Consumer Staples.

Bob Doll

Daniel Hanson

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
BlackRock Large Cap Value Portfolio
Class A	9.22	-0.49	2.83
Class B	8.92	-0.72	4.92
Class E	9.00	-0.62	2.68
Russell 1000 Value Index	15.51	1.28	4.40

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02 and 5/1/02, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
General Electric Co.	3.4
Verizon Communications, Inc.	2.6
Comcast Corp. (Class A)	2.0
Amgen, Inc.	1.8
Bristol-Myers Squibb Co.	1.7
UnitedHealth Group, Inc.	1.6
Intel Corp.	1.5
Eli Lilly & Co.	1.4
Corning, Inc.	1.4
News Corp. (Class A)	1.4

Top Sectors

% of Net Assets
Health Care	17.8
Financials	17.6
Consumer Discretionary	14.0
Information Technology	12.3
Industrials	9.1
Energy	9.0
Consumer Staples	6.6
Telecommunications	5.8
Utilities	4.9
Materials	2.5

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.65%	$1,000.00	$1,193.70	$3.59
	Hypothetical*	0.65%	$1,000.00	$1,021.89	$3.31

Class B	Actual	0.90%	$1,000.00	$1,193.40	$4.98
	Hypothetical*	0.90%	$1,000.00	$1,020.62	$4.58

Class E	Actual	0.80%	$1,000.00	$1,193.00	$4.42
	Hypothetical*	0.80%	$1,000.00	$1,021.13	$4.08

* Hypothetical assumes a rate of return as 5%per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—99.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Raytheon Co.	460,000	$21,316,400

Airlines—0.4%
Southwest Airlines Co.	540,000	7,009,200

Auto Components—0.5%
Autoliv, Inc.	110,000	8,683,400

Beverages—0.8%
Constellation Brands, Inc. (b)	100,000	2,215,000
Dr. Pepper Snapple Group, Inc.	390,000	13,712,400

		15,927,400

Biotechnology—1.8%
Amgen, Inc. (b)	630,000	34,587,000

Capital Markets—0.6%
Ameriprise Financial, Inc.	200,000	11,510,000

Chemicals—0.4%
Cabot Corp.	120,000	4,518,000
Valspar Corp. (a)	70,000	2,413,600

		6,931,600

Commercial Banks—5.0%
Fifth Third Bancorp	1,550,000	22,754,000
Huntington Bancshares, Inc.	3,190,000	21,915,300
KeyCorp.	2,600,000	23,010,000
Popular, Inc. (b)	530,000	1,664,200
SunTrust Banks, Inc.	660,000	19,476,600
Wells Fargo & Co.	210,000	6,507,900

		95,328,000

Commercial Services & Supplies—0.4%
Avery Dennison Corp.	190,000	8,044,600

Communications Equipment—2.0%
EchoStar Corp. (b)	10,000	249,700
Motorola, Inc. (b)	2,340,000	21,223,800
Tellabs, Inc.	2,540,000	17,221,200

		38,694,700

Computers & Peripherals—3.0%
SanDisk Corp. (b)	340,000	16,952,400
Seagate Technology (b)	1,320,000	19,839,600
Western Digital Corp. (b)	610,000	20,679,000

		57,471,000

Construction & Engineering—0.7%
Chicago Bridge & Iron Co., NV (b)	110,000	3,619,000
URS Corp.	250,000	10,402,500

		14,021,500

Security Description	Shares	Value*

Consumer Finance—1.9%
Capital One Financial Corp.	330,000	$14,044,800
Discover Financial Services	1,190,000	22,050,700

		36,095,500

Containers & Packaging—0.4%
Sealed Air Corp.	270,000	6,871,500

Diversified Consumer Services—0.7%
H&R Block, Inc. (a)	1,190,000	14,172,900

Diversified Financial Services—1.7%
Bank of America Corp.	280,000	3,735,200
JPMorgan Chase & Co.	270,000	11,453,400
The NASDAQ OMX Group, Inc. (b)	700,000	16,597,000

		31,785,600

Diversified Telecommunication Services—4.6%
AT&T, Inc.	510,000	14,983,800
Qwest Communications International, Inc.	3,070,000	23,362,700
Verizon Communications, Inc.	1,350,000	48,303,000

		86,649,500

Electric Utilities—2.2%
Allegheny Energy, Inc.	390,000	9,453,600
Edison International	580,000	22,388,000
Pepco Holdings, Inc.	500,000	9,125,000

		40,966,600

Electrical Equipment—1.2%
General Cable Corp. (b)	220,000	7,719,800
Thomas & Betts Corp. (b)	300,000	14,490,000

		22,209,800

Electronic Equipment, Instruments & Components—1.6%
Corning, Inc.	1,370,000	26,468,400
Vishay Intertechnology, Inc. (b)	220,000	3,229,600

		29,698,000

Energy Equipment & Services—1.9%
Nabors Industries, Ltd. (b)	820,000	19,237,200
Rowan Cos., Inc. (b)	480,000	16,756,800

		35,994,000

Food & Staples Retailing—2.7%
Safeway, Inc. (a)	870,000	19,566,300
SUPERVALU, Inc. (a)	1,030,000	9,918,900
The Kroger Co.	1,010,000	22,583,600

		52,068,800

Food Products—2.2%
Corn Products International, Inc.	60,000	2,760,000
Del Monte Foods Co.	990,000	18,612,000
Tyson Foods, Inc.	1,200,000	20,664,000

		42,036,000

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—0.9%
Atmos Energy Corp.	460,000	$14,352,000
UGI Corp.	70,000	2,210,600

		16,562,600

Health Care Providers & Services—9.1%
Aetna, Inc.	730,000	22,272,300
AmerisourceBergen Corp.	160,000	5,459,200
Cardinal Health, Inc.	560,000	21,453,600
CIGNA Corp.	440,000	16,130,400
Community Health Systems, Inc. (b)	410,000	15,321,700
Coventry Health Care, Inc. (b)	400,000	10,560,000
Health Net, Inc. (b)	280,000	7,641,200
Humana, Inc. (b)	380,000	20,801,200
UnitedHealth Group, Inc.	860,000	31,054,600
WellPoint, Inc. (b)	400,000	22,744,000

		173,438,200

Hotels, Restaurants & Leisure—1.2%
Brinker International, Inc.	150,000	3,132,000
Wyndham Worldwide Corp.	650,000	19,474,000

		22,606,000

Household Products—0.8%
The Procter & Gamble Co.	230,000	14,795,900

Independent Power Producers & Energy Traders—0.4%
GenOn Energy, Inc. (b)	28,350	108,014
The AES Corp. (b)	690,000	8,404,200

		8,512,214

Industrial Conglomerates—4.4%
General Electric Co.	3,500,000	64,015,000
Textron, Inc. (a)	810,000	19,148,400

		83,163,400

Insurance—8.4%
American Financial Group, Inc.	574,000	18,534,460
Assurant, Inc.	470,000	18,104,400
Axis Capital Holdings, Ltd.	250,000	8,970,000
Berkshire Hathaway, Inc. (Class B) (b)	40,000	3,204,400
CNA Financial Corp. (b)	20,000	541,000
HCC Insurance Holdings, Inc.	590,000	17,074,600
OneBeacon Insurance Group, Ltd.	10,000	151,600
Prudential Financial, Inc.	210,000	12,329,100
The Travelers Cos., Inc.	460,000	25,626,600
Transatlantic Holdings, Inc.	140,000	7,226,800
Unum Group	870,000	21,071,400
W.R. Berkley Corp.	180,000	4,928,400
XL Group plc	960,000	20,947,200

		158,709,960

Internet & Catalog Retail—0.6%
Expedia, Inc.	190,000	4,767,100
Liberty Media Interactive (Series A) (b)	480,000	7,569,600

		12,336,700

Security Description	Shares	Value*

IT Services—0.2%
Amdocs, Ltd. (b)	110,000	$3,021,700

Machinery—0.4%
Trinity Industries, Inc. (a)	260,000	6,918,600

Media—6.8%
CBS Corp. (Class B)	1,240,000	23,622,000
Comcast Corp. (Class A)	1,730,000	38,008,100
DISH Network Corp. (b)	870,000	17,104,200
Gannett Co., Inc. (a)	1,250,000	18,862,500
News Corp. (Class A)	1,780,000	25,916,800
Time Warner Cable, Inc.	80,000	5,282,400

		128,796,000

Multi-Utilities—1.4%
Ameren Corp.	310,000	8,738,900
CMS Energy Corp.	750,000	13,950,000
Integrys Energy Group, Inc.	90,000	4,365,900

		27,054,800

Multiline Retail—1.0%
Macy’s, Inc.	790,000	19,987,000

Oil, Gas & Consumable Fuels—7.1%
Chevron Corp.	140,000	12,775,000
Cimarex Energy Co.	110,000	9,738,300
ConocoPhillips	130,000	8,853,000
Marathon Oil Corp.	680,000	25,180,400
Murphy Oil Corp.	320,000	23,856,000
SM Energy Co.	90,000	5,303,700
Spectra Energy Corp.	460,000	11,495,400
Sunoco, Inc.	310,000	12,496,100
Valero Energy Corp.	1,070,000	24,738,400

		134,436,300

Paper & Forest Products—1.8%
Domtar Corp.	150,000	11,388,000
International Paper Co.	710,000	19,340,400
MeadWestvaco Corp.	120,000	3,139,200

		33,867,600

Pharmaceuticals—6.9%
Bristol-Myers Squibb Co.	1,220,000	32,305,600
Eli Lilly & Co.	770,000	26,980,800
Endo Pharmaceuticals Holdings, Inc. (b)	498,000	17,783,580
Forest Laboratories, Inc. (b)	670,000	21,426,600
Johnson & Johnson	130,000	8,040,500
King Pharmaceuticals, Inc. (b)	1,420,000	19,951,000
Pfizer, Inc.	230,000	4,027,300

		130,515,380

Road & Rail—0.6%
Ryder System, Inc.	200,000	10,528,000

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Semiconductors & Semiconductor Equipment—4.5%
Atmel Corp. (b)	1,520,000	$18,726,400
Fairchild Semiconductor International, Inc. (b)	650,000	10,146,500
Intel Corp.	1,340,000	28,180,200
National Semiconductor Corp.	1,240,000	17,062,400
Novellus Systems, Inc. (b)	330,000	10,665,600

		84,781,100

Software—1.0%
CA Technologies	770,000	18,818,800

Specialty Retail—3.1%
Foot Locker, Inc.	190,000	3,727,800
GameStop Corp. (Class A) (a) (b)	900,000	20,592,000
Limited Brands, Inc.	540,000	16,594,200
The Gap, Inc.	850,000	18,819,000

		59,733,000

Wireless Telecommunication Services—1.2%
Sprint Nextel Corp. (b)	5,510,000	23,307,300

Total Common Stock (Identified Cost $1,632,196,698)		1,889,963,554

Short Term Investments—1.7%

Mutual Funds—1.3%
State Street Navigator Securities Lending Prime Portfolio (c)	25,122,071	25,122,071

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $6,768,006 on 01/03/11, collateralized by $7,345,000 Federal Home Loan Bank due 10/25/30 with a value of $6,904,300.	$6,768,000	6,768,000

Total Short Term Investments (Identified Cost $31,890,071)		31,890,071

Total Investments—101.3% (Identified Cost $1,664,086,769) (d)		1,921,853,625
Liabilities in excess of other assets		(24,105,264)

Net Assets—100.0%		$1,897,748,361

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $24,496,134 and the collateral received consisted of cash in the amount of $25,122,071. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,677,087,751. The aggregate unrealized appreciation and depreciation of investments was $271,917,721 and $(27,151,847), respectively, resulting in net unrealized appreciation of $244,765,874 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock *	$1,889,963,554	$—	$—	$1,889,963,554
Short Term Investments
Mutual Funds	25,122,071	—	—	25,122,071
Repurchase Agreement	—	6,768,000	—	6,768,000
Total Short Term Investments	25,122,071	6,768,000	—	31,890,071
Total Investments	$1,915,085,625	$6,768,000	$—	$1,921,853,625

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,921,853,625
Cash		797
Receivable for:
Fund shares sold		888,693
Accrued interest and dividends		1,750,158

Total Assets		1,924,493,273
Liabilities
Payable for:
Fund shares redeemed	$502,259
Collateral for securities loaned	25,122,071
Accrued expenses:
Management fees	988,287
Distribution and service fees	48,658
Deferred directors’ fees	17,118
Other expenses	66,519

Total Liabilities		26,744,912

Net Assets		$1,897,748,361

Net assets consists of:
Paid in surplus		$1,695,862,582
Undistributed net investment income		22,652,070
Accumulated net realized losses		(78,533,147)
Unrealized appreciation on investments		257,766,856

Net Assets		$1,897,748,361

Net Assets
Class A		$1,643,446,708
Class B		200,836,695
Class E		53,464,958
Capital Shares (Authorized) Outstanding
Class A (225,000,000)		160,590,338
Class B (35,000,000)		19,727,615
Class E (15,000,000)		5,239,792
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.23
Class B		10.18
Class E		10.20

(a)	Identified cost of investments was $1,664,086,769.
(b)	Includes securities on loan with a value of $24,496,134.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$34,581,138
Interest (a)		270,346

		34,851,484
Expenses
Management fees	$11,020,725
Distribution and service fees—Class B	446,882
Distribution and service fees—Class E	79,898
Directors’ fees and expenses	48,653
Custodian and accounting	124,351
Audit and tax services	37,862
Legal	32,077
Shareholder reporting	96,895
Insurance	27,784
Miscellaneous	15,004

Total expenses		11,930,131

Net Investment Income		22,921,353

Net Realized and Unrealized Gain
Net realized gain on:
Investments	136,862,644
Futures contracts	1,108,617	137,971,261

Net change in unrealized appreciation on:
Investments		26,269,218

Net realized and unrealized gain		164,240,479

Net Increase in Net Assets From Operations		$187,161,832

(a)	Includes net income on securities loaned of $269,698.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,921,353	$20,096,265
Net realized gain (loss)	137,971,261	(80,162,841)
Net change in unrealized appreciation	26,269,218	350,302,487

Increase in net assets from operations	187,161,832	290,235,911

From Distributions to Shareholders
Net investment income
Class A	(18,158,360)	(5,593,229)
Class B	(1,486,975)	(1,861,956)
Class E	(514,413)	(832,423)

Total distributions	(20,159,748)	(8,287,608)

Increase (decrease) in net assets from capital share transactions	(171,139,382)	1,080,007,481

Total increase (decrease) in net assets	(4,137,298)	1,361,955,784

Net Assets
Beginning of the period	1,901,885,659	539,929,875

End of the period	$1,897,748,361	$1,901,885,659

Undistributed Net Investment Income
End of the period	$22,652,070	$19,890,465

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	31,887,649	$305,187,424	140,753,502	$1,100,923,202
Reinvestments	1,792,533	18,158,360	749,763	5,593,229
Redemptions	(49,717,503)	(498,836,812)	(4,757,510)	(40,259,266)

Net increase (decrease)	(16,037,321)	$(175,491,028)	136,745,755	$1,066,257,165

Class B
Sales	3,301,576	$30,824,957	5,034,048	$40,215,939
Reinvestments	147,371	1,486,975	250,263	1,861,956
Redemptions	(2,115,044)	(19,931,115)	(2,502,229)	(20,908,676)

Net increase	1,333,903	$12,380,817	2,782,082	$21,169,219

Class E
Sales	585,412	$5,418,657	868,452	$6,973,549
Reinvestments	50,882	514,413	111,735	832,423
Redemptions	(1,484,317)	(13,962,241)	(1,869,058)	(15,224,875)

Net decrease	(848,023)	$(8,029,171)	(888,871)	$(7,418,903)

Increase (decrease) derived from capital share transactions		$(171,139,382)		$1,080,007,481

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.46	$8.66	$13.61	$13.81	$12.56

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.14 (a)	0.16 (a)	0.15 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.74	0.80	(4.82)	0.33	2.10

Total from investment operations	0.87	0.94	(4.66)	0.48	2.30

Less Distributions
Distributions from net investment income	(0.10)	(0.14)	(0.10)	(0.14)	(0.18)
Distributions from net realized capital gains	0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.10)	(0.14)	(0.29)	(0.68)	(1.05)

Net Asset Value, End of Period	$10.23	$9.46	$8.66	$13.61	$13.81

Total Return (%)	9.22	11.21	(34.90)	3.39	19.32

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.67	0.72	0.74	0.84
Ratio of net investment income to average net assets (%)	1.34	1.61	1.42	1.10	1.69
Portfolio turnover rate (%)	135	113	85	66	96
Net assets, end of period (in millions)	$1,643.45	$1,671.22	$345.23	$370.87	$48.18

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.42	$8.61	$13.55	$13.75	$12.50

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.12 (a)	0.13 (a)	0.11 (a)	0.14
Net realized and unrealized gain (loss) on investments	0.74	0.80	(4.81)	0.34	2.13

Total from investment operations	0.84	0.92	(4.68)	0.45	2.27

Less Distributions
Distributions from net investment income	(0.08)	(0.11)	(0.07)	(0.11)	(0.15)
Distributions from net realized capital gains	0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.08)	(0.11)	(0.26)	(0.65)	(1.02)

Net Asset Value, End of Period	$10.18	$9.42	$8.61	$13.55	$13.75

Total Return (%)	8.92	11.05	(35.11)	3.13	19.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.92	0.97	0.99	1.09
Ratio of net investment income to average net assets (%)	1.08	1.41	1.15	0.78	1.46
Portfolio turnover rate (%)	135	113	85	66	96
Net assets, end of period (in millions)	$200.84	$173.22	$134.47	$164.38	$111.01

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.44	$8.63	$13.58	$13.77	$12.52

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.13 (a)	0.14 (a)	0.12 (a)	0.14
Net realized and unrealized gain (loss) on investments	0.74	0.80	(4.82)	0.35	2.14

Total from investment operations	0.85	0.93	(4.68)	0.47	2.28

Less Distributions
Distributions from net investment income	(0.09)	(0.12)	(0.08)	(0.12)	(0.16)
Distributions from net realized capital gains	0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.09)	(0.12)	(0.27)	(0.66)	(1.03)

Net Asset Value, End of Period	$10.20	$9.44	$8.63	$13.58	$13.77

Total Return (%)	9.00	11.18	(35.04)	3.27	19.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.82	0.87	0.89	0.99
Ratio of net investment income to average net assets (%)	1.18	1.55	1.20	0.87	1.55
Portfolio turnover rate (%)	135	113	85	66	96
Net assets, end of period (in millions)	$53.46	$57.45	$60.23	$111.40	$109.92

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$11,020,725	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,321,968,780	$0	$2,490,171,053

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 29, 2010, the Portfolio bought and sold $337,974,639 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $1,108,617 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$20,159,748	$8,287,608	$—	$—	$—	$—	$20,159,748	$8,287,608

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Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$22,669,188	$—	$244,765,874	$(65,532,165)	$201,902,897

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$45,289,854	$20,242,311	$65,532,165

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Large Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors also considered MetLife Advisers’ proposals to amend the BlackRock Large Cap Value Portfolio’s and Jennison Growth Portfolio’s Subadvisory Agreements effective January 1, 2011, which were presented at the November 16-17 meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to both of these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

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Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned 19.82%, 19.47%, and 19.62%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 16.71%.

MARKET ENVIRONMENT/CONDITIONS

Although the course of the year was uneven and high levels of market volatility remained a constant for stocks, 2010 ended strongly, marking the second consecutive year in which U.S. stocks recorded double-digit percentage gains. For the year as a whole, the S&P 500 Index advanced 15.1%.

In some sense, there were three parts to 2010. The early months saw risk assets move higher as they continued the 2009 asset recovery story, helped by preliminary signs of employment improvements and very strong fourth quarter 2009 and first quarter 2010 earnings. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill. Nevertheless, after touching a late summer low, the market experienced a very strong finish to the year (U.S. stocks advanced more than 20% from their August lows through the end of the year) as double-dip fears receded, jobs growth resumed and the U.S. midterm elections results were perceived to be capital markets friendly. Additionally, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (QE2) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

Regarding the economic backdrop, debt and deflationary risks remained present throughout 2010, causing central banks (especially the U.S. Federal Reserve) to respond with unprecedented actions. Real gross domestic product (GDP) growth continued in a positive direction but remained subpar compared to most recoveries on the historic record. In the United States, jobs growth was not strong enough to reduce the unemployment rate. Corporations, however, managed to notch fantastic earnings gains despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio significantly outperformed the Russell 1000 Growth Index during 2010. Stock selection in the Information Technology (IT), Consumer Discretionary and Industrials sectors powered the Portfolio’s relative outperformance, and overshadowed negative stock selection in the Healthcare and Financials sectors.

In IT, an early identification of the major enterprise IT architecture shift toward cloud computing benefited the Portfolio. Several of the Portfolio’s holdings across different IT industries, including Salesforce.com, F5 Networks and NetApp experienced very high growth rates as a result of the cloud computing trend, and they appreciated sharply during the year. Also in IT, Baidu surged higher in 2010 due to its improving competitive position in the rapidly growing Chinese Internet search market, as well as its successful launch of a new advertising platform.

The Consumer Discretionary sector also offered many compelling growth opportunities in 2010, and the Portfolio was particularly successful at investing in companies with new product expansions. Las Vegas Sands delivered the biggest gain, climbing more than 200%. After several years of investment, the company’s recently-opened gaming properties in both Macau (Sands Macau, Venetian Macau) and Singapore (Marina Bay Sands) have substantially exceeded expectations, and the company remains ideally positioned to benefit from rapidly growing Asian gaming demand. In addition, Netflix delivered outsized performance during the year as its new online streaming video service produced accelerated subscriber growth. The Portfolio’s Industrials investments also performed very well, in large part due to positions in the machinery industry.

Stock selection in the Healthcare sector proved to be the most notable detractor during the year. Lincare Holdings, which provides home delivery of oxygen and other respiratory therapy services in the U.S., declined significantly in July on potential Medicare reimbursement cuts. In biotechnology, Dendreon fell in October on competitive concerns for the company’s prostate cancer vaccine, Provenge. At year-end, we continued to hold both Lincare and Dendreon in the Portfolio.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

Due to both relative performance and trading activity, the Portfolio’s weightings in the Consumer Discretionary and Industrials sectors increased significantly in 2010, at the expense of the Healthcare and Consumer Staples sectors. As of December 31, 2010, the Portfolio held its largest overweights relative to the benchmark in the Consumer Discretionary and Industrials sectors, and held notable underweights in the Energy and Consumer Staples sectors.

Jeffrey Lindsey

Edward Dowd

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Legacy Large Cap Growth Portfolio
Class A	19.82	5.17	1.76	—
Class B	19.47	4.90	—	7.62
Class E	19.62	5.01	—	1.66
Russell 1000 Growth Index	16.71	3.75	0.02	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	5.8
Google, Inc.	3.6
QUALCOMM, Inc.	3.3
The Procter & Gamble Co.	3.1
Danaher Corp.	2.6
Amazon.com, Inc.	2.5
Schlumberger, Ltd.	2.4
Anadarko Petroleum Corp.	2.4
The Coca-Cola Co.	2.4
Massey Energy Co.	2.1

Top Sectors

% of Net Assets
Information Technology	33.7
Consumer Discretionary	18.0
Industrials	16.1
Health Care	9.3
Energy	7.8
Consumer Staples	6.8
Materials	3.9
Financials	2.1
Telecommunications	1.7
Cash & Equivalents	0.6

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.76%	$1,000.00	$1,302.20	$4.41
	Hypothetical*	0.76%	$1,000.00	$1,021.33	$3.87

Class B(a)	Actual	1.01%	$1,000.00	$1,300.90	$5.86
	Hypothetical*	1.01%	$1,000.00	$1,020.05	$5.14

Class E(a)	Actual	0.91%	$1,000.00	$1,301.30	$5.28
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—99.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
General Dynamics Corp.	153,100	$10,863,976
The Boeing Co.	145,400	9,488,804

		20,352,780

Air Freight & Logistics—2.1%
United Parcel Service, Inc. (Class B)	245,800	17,840,164

Airlines—2.6%
Delta Air Lines, Inc. (a)	1,257,500	15,844,500
United Continental Holdings, Inc. (a)	258,100	6,147,942

		21,992,442

Auto Components—0.6%
Johnson Controls, Inc.	137,000	5,233,400

Automobiles—2.1%
Ford Motor Co. (a)	508,300	8,534,357
General Motors Co. (a)	240,700	8,872,202

		17,406,559

Beverages—2.4%
The Coca-Cola Co.	306,197	20,138,577

Biotechnology—1.7%
Alexion Pharmaceuticals, Inc. (a)	91,600	7,378,380
Dendreon Corp. (a) (b)	205,100	7,162,092

		14,540,472

Capital Markets—0.8%
Jefferies Group, Inc. (b)	259,600	6,913,148

Chemicals—1.8%
Ecolab, Inc.	119,700	6,035,274
Monsanto Co.	131,800	9,178,552

		15,213,826

Communications Equipment—4.9%
F5 Networks, Inc. (a)	68,900	8,968,024
Juniper Networks, Inc. (a)	129,900	4,795,908
QUALCOMM, Inc.	568,800	28,149,912

		41,913,844

Computers & Peripherals—7.2%
Apple, Inc. (a)	151,117	48,744,300

NetApp, Inc. (a)	224,300	12,327,528

		61,071,828

Construction & Engineering—0.9%
Fluor Corp.	116,400	7,712,664

Diversified Financial Services—1.3%
Moody’s Corp. (b)	404,450	10,734,103

Security Description	Shares	Value*

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc.	246,200	$8,809,036

Energy Equipment & Services—3.3%
Halliburton Co.	179,000	7,308,570
Schlumberger, Ltd.	244,693	20,431,866

		27,740,436

Food & Staples Retailing—1.3%
Whole Foods Market, Inc.	224,000	11,332,160

Health Care Providers & Services—2.8%
Express Scripts, Inc. (a)	267,400	14,452,970
Lincare Holdings, Inc.	331,799	8,902,167

		23,355,137

Health Care Technology—1.2%
Cerner Corp. (a) (b)	108,300	10,260,342

Hotels, Restaurants & Leisure—4.8%
Ctrip.com International, Ltd. (ADR)	226,300	9,153,835
Las Vegas Sands Corp. (a)	272,780	12,534,241
Starbucks Corp.	332,400	10,680,012
Starwood Hotels & Resorts Worldwide, Inc. (b)	133,410	8,108,660

		40,476,748

Household Durables—0.8%
Stanley Black & Decker, Inc.	105,300	7,041,411

Household Products—3.1%
The Procter & Gamble Co.	403,500	25,957,155

Internet & Catalog Retail—3.5%
Amazon.com, Inc. (a)	117,400	21,132,000
NetFlix, Inc. (a)	46,700	8,205,190

		29,337,190

Internet Software & Services—5.3%
Akamai Technologies, Inc. (a)	140,600	6,615,230
Baidu, Inc. (ADR) (a)	76,700	7,403,851
Google, Inc. (Class A) (a)	52,355	31,097,299

		45,116,380

IT Services—1.8%
Accenture plc	90,100	4,368,949
Cognizant Technology Solutions Corp. (Class A) (a)	143,600	10,524,444

		14,893,393

Life Sciences Tools & Services—2.6%
Covance, Inc. (a) (b)	177,600	9,130,416
Illumina, Inc. (a) (b)	198,800	12,591,992

		21,722,408

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—6.8%
Caterpillar, Inc.	53,100	$4,973,346
Danaher Corp.	470,000	22,169,900
Joy Global, Inc.	104,000	9,022,000
PACCAR, Inc.	302,900	17,392,518
Terex Corp. (b)	130,400	4,047,616

		57,605,380

Media—1.4%
The Walt Disney Co.	307,400	11,530,574

Metals & Mining—2.1%
Agnico-Eagle Mines, Ltd.	48,300	3,704,610
Freeport-McMoRan Copper & Gold, Inc.	120,325	14,449,829

		18,154,439

Multiline Retail—3.1%
Kohl’s Corp. (a)	199,922	10,863,761
Target Corp.	254,200	15,285,046

		26,148,807

Oil, Gas & Consumable Fuels—4.5%
Anadarko Petroleum Corp.	267,200	20,349,952
Massey Energy Co.	336,800	18,069,320

		38,419,272

Pharmaceuticals—1.1%
Allergan, Inc.	135,300	9,291,051

Professional Services—1.3%
Manpower, Inc.	175,600	11,020,656

Semiconductors & Semiconductor Equipment—4.4%
Broadcom Corp.	225,100	9,803,105
Cree, Inc. (a)	181,800	11,978,802
Lam Research Corp. (a)	158,766	8,220,903
Micron Technology, Inc. (a) (b)	919,200	7,371,984

		37,374,794

Software—9.9%
Check Point Software Technologies, Ltd. (a)	346,920	16,048,519
Microsoft Corp.	568,500	15,872,520
Oracle Corp.	437,100	13,681,230
Red Hat, Inc. (a)	283,800	12,955,470
Salesforce.com, Inc. (a)	121,558	16,045,656
VMware, Inc. (a)	106,100	9,433,351

		84,036,746

Specialty Retail—1.8%
Home Depot, Inc.	295,200	10,349,712
Urban Outfitters, Inc. (a)	136,200	4,877,322

		15,227,034

Security Description	Shares/Par Amount	Value*

Wireless Telecommunication Services—0.7%
NII Holdings, Inc. (a)	133,600	$5,966,576

Total Common Stock (Identified Cost $627,214,454)		841,880,932

Short Term Investments—3.4%

Mutual Funds—2.5%
State Street Navigator Securities Lending Prime Portfolio (c)	21,612,540	21,612,540

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $7,569,006 on 01/03/11, collateralized by $7,695,000 Federal Home Loan Mortgage Corp. due 09/30/13 with a value of $7,723,856.	$7,569,000	7,569,000

Total Short Term Investments (Identified Cost $29,181,540)		29,181,540

Total Investments—102.8% (Identified Cost $656,395,994) (d)		871,062,472
Liabilities in excess of other assets		(24,088,909)

Net Assets—100.0%		$846,973,563

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $20,881,925 and the collateral received consisted of cash in the amount of $21,612,540. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $659,059,500. The aggregate unrealized appreciation and depreciation of investments was $219,046,455 and $(7,043,483), respectively, resulting in net unrealized appreciation of $212,002,972 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$841,880,932	$—	$—	$841,880,932
Short Term Investments
Mutual Funds	21,612,540	—	—	21,612,540
Repurchase Agreement	—	7,569,000	—	7,569,000
Total Short Term Investments	21,612,540	7,569,000	—	29,181,540
Total Investments	$863,493,472	$7,569,000	$—	$871,062,472

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$871,062,472
Cash		155
Receivable for:
Securities sold		680,023
Fund shares sold		150,210
Accrued interest and dividends		242,290
Foreign taxes		3,036

Total Assets		872,138,186
Liabilities
Payable for:
Securities purchased	$1,479,267
Fund shares redeemed	1,266,847
Collateral for securities loaned	21,612,540
Accrued expenses:
Management fees	509,957
Distribution and service fees	36,336
Deferred directors’ fees	36,290
Other expenses	223,386

Total Liabilities		25,164,623

Net Assets		$846,973,563

Net assets consists of:
Paid in surplus		$932,791,731
Undistributed net investment income		1,142,515
Accumulated net realized losses		(301,627,161)
Unrealized appreciation on investments		214,666,478

Net Assets		$846,973,563

Net Assets
Class A		$649,679,554
Class B		145,395,016
Class E		51,898,993
Capital Shares (Authorized) Outstanding
Class A (45,000,000)		23,666,916
Class B (10,000,000)		5,387,959
Class E (5,000,000)		1,907,146
Net Asset Value, Offering and Redemption Price Per Share
Class A		$27.45
Class B		26.99
Class E		27.21

(a)	Identified cost of investments was $656,395,994.
(b)	Includes securities on loan with a value of $20,881,925.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$7,307,139
Interest (b)		94,053

		7,401,192
Expenses
Management fees	$5,626,808
Distribution and service fees—Class B	291,430
Distribution and service fees—Class E	71,473
Directors’ fees and expenses	52,390
Custodian and accounting	57,815
Audit and tax services	49,862
Legal	15,747
Shareholder reporting	105,147
Insurance	9,622
Miscellaneous	16,130

Total expenses	6,296,424
Less broker commission recapture	(152,704)
Management fee waivers	(117,699)	6,026,021

Net Investment Income		1,375,171

Net Realized and Unrealized Gain
Net realized gain on:
Investments		65,142,524
Net change in unrealized appreciation (depreciation) on:
Investments	73,966,967
Foreign currency transactions	(3,637)	73,963,330

Net realized and unrealized gain		139,105,854

Net Increase in Net Assets From Operations		$140,481,025

(a)	Net of foreign taxes of $6,556.
(b)	Includes net income on securities loaned of $76,483.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,375,171	$2,176,401
Net realized gain (loss)	65,142,524	(32,154,064)
Net change in unrealized appreciation	73,963,330	235,780,664

Increase in net assets from operations	140,481,025	205,803,001

From Distributions to Shareholders
Net investment income
Class A	(1,429,773)	(1,507,859)
Class B	(35,058)	(255,318)
Class E	(52,095)	(146,900)

Total distributions	(1,516,926)	(1,910,077)

Increase (decrease) in net assets from capital share transactions	(85,910,451)	286,566,032

Total increase in net assets	53,053,648	490,458,956

Net Assets
Beginning of the period	793,919,915	303,460,959

End of the period	$846,973,563	$793,919,915

Undistributed Net Investment Income
End of the period	$1,142,515	$1,436,974

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,369,870	$32,384,867	1,521,525	$28,920,520
Shares issued through acquisition	0	0	17,880,744	313,985,866
Reinvestments	58,263	1,429,773	88,438	1,507,859
Redemptions	(5,335,721)	(125,732,313)	(4,291,904)	(82,946,191)

Net increase (decrease)	(3,907,588)	$(91,917,673)	15,198,803	$261,468,054

Class B
Sales	1,479,587	$35,180,941	1,404,508	$25,725,529
Shares issued through acquisition	0	0	408,724	7,070,929
Reinvestments	1,451	35,058	15,197	255,318
Redemptions	(1,047,180)	(23,699,200)	(703,593)	(13,070,408)

Net increase	433,858	$11,516,799	1,124,836	$19,981,368

Class E
Sales	242,763	$5,796,948	271,542	$5,131,366
Shares issued through acquisition	0	0	601,252	10,479,817
Reinvestments	2,139	52,095	8,682	146,900
Redemptions	(480,820)	(11,358,620)	(564,983)	(10,641,473)

Net increase (decrease)	(235,918)	$(5,509,577)	316,493	$5,116,610

Increase (decrease) derived from capital share transactions		$(85,910,451)		$286,566,032

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.96		$16.91	$26.74	$22.57		$21.70

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.08 (a)	0.10 (a)	0.09	(a)	0.06
Net realized and unrealized gain (loss) on investments	4.49		6.10	(9.83)	4.13		0.84

Total from investment operations	4.54		6.18	(9.73)	4.22		0.90

Less Distributions
Distributions from net investment income	(0.05)		(0.13)	(0.10)	(0.05)		(0.03)

Total distributions	(0.05)		(0.13)	(0.10)	(0.05)		(0.03)

Net Asset Value, End of Period	$27.45		$22.96	$16.91	$26.74		$22.57

Total Return (%)	19.82		36.79	(36.51)	18.72		4.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77		0.83	0.78	0.79		0.81
Net ratio of expenses to average net assets (%) (b)	0.75		0.82	N/A	N/A		N/A
Ratio of net investment income to average net assets (%)	0.23		0.42	0.44	0.37		0.24
Portfolio turnover rate (%)	72		84	74	99		104
Net assets, end of period (in millions)	$649.68		$633.21	$209.25	$390.69		$401.40

	Class B
	Year ended December 31,
	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.59		$16.61	$26.28	$22.19		$21.36

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.03 (a)	0.05 (a)	0.03	(a)	0.00
Net realized and unrealized gain (loss) on investments	4.42		6.01	(9.68)	4.06		0.83

Total from investment operations	4.41		6.04	(9.63)	4.09		0.83

Less Distributions
Distributions from net investment income	(0.01)		(0.06)	(0.04)	0.00		0.00

Total distributions	(0.01)		(0.06)	(0.04)	0.00		0.00

Net Asset Value, End of Period	$26.99		$22.59	$16.61	$26.28		$22.19

Total Return (%)	19.47		36.50	(36.69)	18.43		3.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02		1.08	1.03	1.04		1.06
Net ratio of expenses to average net assets (%) (b)	1.00		1.07	N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.18	0.22	0.12		0.00
Portfolio turnover rate (%)	72		84	74	99		104
Net assets, end of period (in millions)	$145.40		$111.90	$63.61	$71.84		$43.33

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.77	$16.75	$26.50	$22.37	$21.51

Income (Loss) From Investment Operations
Net investment income	0.02 (a)	0.05 (a)	0.07 (a)	0.05 (a)	0.02
Net realized and unrealized gain (loss) on investments	4.45	6.06	(9.75)	4.10	0.84

Total from investment operations	4.47	6.11	(9.68)	4.15	0.86

Less Distributions
Distributions from net investment income	(0.03)	(0.09)	(0.07)	(0.02)	0.00

Total distributions	(0.03)	(0.09)	(0.07)	(0.02)	0.00

Net Asset Value, End of Period	$27.21	$22.77	$16.75	$26.50	$22.37

Total Return (%)	19.62	36.62	(36.63)	18.54	4.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.98	0.93	0.94	0.96
Net ratio of expenses to average net assets (%) (b)	0.90	0.97	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.07	0.28	0.30	0.22	0.09
Portfolio turnover rate (%)	72	84	74	99	104
Net assets, end of period (in millions)	$51.90	$48.80	$30.60	$50.05	$43.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$5,626,808	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.025%	Over $	300 million and less than $1 billion

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$547,048,083	$0	$635,903,724

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$1,516,926	$1,910,077	$—	$—	$—	$—	$1,516,926	$1,910,077

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,178,806	$—	$212,002,972	$(298,963,655)	$(85,781,877)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/15	Expiring 12/31/16	Expiring 12/31/17	Total
$96,840,232	$155,558,760	$46,564,663	$298,963,655

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	ACQUISITIONS

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of both the Met/AIM Capital Appreciation Portfolio of the Met Investors Series Trust (the “AIM Portfolio”) and the FI Large Cap Portfolio of the Fund (the “FI Portfolio) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization.

The Reorganization was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The AIM Portfolio and the FI Portfolio were not expected to garner sufficient assets in order to achieve economies of scale. In addition, the Portfolio has had better long-term performance than both the AIM Portfolio and the FI Portfolio.

The acquisition was accomplished by a tax free exchange of: 17,880,744 Class A shares of the Portfolio for 13,737,747 Class A shares of the AIM Portfolio and 26,825,345 Class A shares of the FI Portfolio; 408,724 Class B shares of the Portfolio for 845,253 Class B shares of the FI Portfolio; and 601,252 Class E shares of the Portfolio for 1,476,663 Class E shares of the AIM Portfolio and 136,131 Class E shares of the FI Portfolio. The investment portfolio of the AIM Portfolio, with a fair value of $97,326,090 and identified cost of $101,820,018 and the investment portfolio of the FI Portfolio, with a fair value of $231,451,040 and identified cost of $245,144,454 were the principal assets acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from AIM Portfolio and FI Portfolio were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $68,888,402 in capital loss carryforwards and $0 in undistributed net investment income from the AIM Portfolio and $196,022,463 in capital loss carryforwards and $0 in undistributed net investment income from the FI Portfolio.

The aggregate net assets of the Portfolio, AIM Portfolio and FI Portfolio immediately before the acquisition were $311,462,750, $97,412,088 and $234,124,524, respectively. The aggregate net assets immediately after the acquisition were $642,999,362, which includes $15,676,063 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $346,964,472.

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net Investment income	$3,030,444	(a)
Net realized and unrealized gain (loss) on investments, and foreign currency transactions	$201,898,093	(b)
Net increase (decrease) in assets from operations	$204,928,537

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AIM Portfolio and the FI Portfolio that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a) $2,176,401 as reported plus $314,220 AIM Portfolio pre-merger, plus $414,806 FI Portfolio pre-merger, plus $75,313 in lower Advisory fees, plus $49,704 in pro-forma eliminated other expenses.

(b) $203,626,600 as reported plus $(11,786,589) AIM Portfolio pre-merger plus $10,058,082 FI Portfolio pre-merger.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and were adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Legacy Large Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Legacy Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

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Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.01%, 0.00%, and 0.00%; respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch U.S. 3-Month Treasury Bill Index1, returned 0.13%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the target range for the Federal Funds Rate between 0.00% and 0.25% during 2010. FOMC repeated its common theme all year that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” Citing an elevated unemployment rate and low measures of inflation relative to levels the FOMC judges to be consistent with its dual mandate of maximum employment and price stability, the FOMC decided to continue to expand its holdings of securities toward the end of the year. In November, the FOMC announced its intention to purchase $600 billion of longer-term Treasury securities by the end of the second quarter of 2011, while warning that the pace of purchases may be adjusted in response to economic conditions. In December, the FOMC extended its temporary U.S. dollar liquidity swap arrangements with the Bank of Canada, the Bank of England (BOE), the European Central Bank (ECB), the Bank of Japan and the Swiss National Bank through August 1, 2011. Futures contracts for federal funds are not fully priced for a 25-basis-point rate increase until the first half of 2012. Throughout the year, the BOE and the ECB maintained their key interest rates at 0.50% and 1.00%, respectively.

Despite concerns about European peripheral sovereigns and the receipt by Ireland of an €85 billion euro aid package financed primarily by the European Union and the International Monetary Fund, London Interbank Offered Rate (LIBOR) settings were essentially flat in the front end, while tightening in longer-dated tenors during the year. The slope of the LIBOR curve, as measured from one month to one year, stood at 52 basis points at the end of December, down 23 basis points from the beginning of the year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio continued to maintain a laddered portfolio structure during the 12 month period. Available assets were primarily deployed in commercial paper and certificates of deposit due in approximately 30 to 180 days. Yields on investments made during the year ranged from 0.15% to 0.68%. Given periodic market volatility, the Portfolio continued to add U.S. Treasury securities and agency discount notes across various tenors to augment the quality, liquidity and diversity of the Portfolio. Such obligations were purchased with maturities of about 30 to 270 days at yields of 0.15% to 0.28%. Variable rate bank obligations and U.S. government agency obligations based on either the Federal Funds Rate or the 1-month or 3-month LIBOR indices were also added.

The average weighted maturity of the Portfolio stood at 47 days on December 31, 2010.

FOMC held the federal funds target rate at the historically low level of 0.00%-0.25% during the period. The low rates in turn, contributed to very low investment yields on money market securities. Also contributing to the low yields, the Securities and Exchange Commission (“the SEC”) implemented new rules for money market funds in May. These new rules detailed specific requirements regarding liquidity, quality, disclosure and transparency. The Portfolio fulfilled all the requirements of the new rules in accordance with the timeline established by the SEC, using Treasury Bills and other government securities to augment the quality, liquidity and diversification of the Portfolio. In addition, concerns about European sovereign debt contributed to the challenging investment environment for the Portfolio as we maintained a defensive posture in reaction to increased credit concerns.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

1 The Bank of America/Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.32%	$1,000.00	$1,000.10	$1.61
	Hypothetical*	0.32%	$1,000.00	$1,023.58	$1.63

Class B(a)	Actual	0.34%	$1,000.00	$1,000.00	$1.71
	Hypothetical*	0.34%	$1,000.00	$1,023.47	$1.73

Class E(a)	Actual	0.34%	$1,000.00	$1,000.00	$1.71
	Hypothetical*	0.34%	$1,000.00	$1,023.47	$1.73

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution and service fee waivers as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2010

Commercial Paper (c)—53.3% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—24.8%
Amsterdam Funding Corp. 0.223%, 01/05/11	$20,000,000	$19,999,511
0.314%, 01/06/11	15,000,000	14,999,354
0.355%, 02/02/11	25,000,000	24,992,222
Antalis U.S. Funding Corp. 0.335%, 01/18/11	15,000,000	14,997,663
0.324%, 02/18/11	20,000,000	19,991,467
Aspen Funding Corp. 0.152%, 01/03/11	27,091,000	27,090,774
0.233%, 01/06/11	20,000,000	19,999,361
Barton Capital, LLC 0.253%, 01/14/11	30,000,000	29,997,292
Clipper Receivables Co. 0.446%, 02/15/11	15,000,000	14,991,750
LMA Americas, LLC 0.253%, 01/05/11	20,000,000	19,999,444
Scaldis Capital, LLC 0.304%, 01/07/11	20,000,000	19,999,000
0.304%, 01/12/11	26,000,000	25,997,617
0.304%, 01/26/11	20,000,000	19,995,833
Solitaire Funding, Ltd. 0.304%, 01/24/11	9,980,000	9,978,087
0.304%, 02/07/11	25,000,000	24,992,292
0.304%, 02/15/11	15,000,000	14,994,375
Starbird Funding Corp. 0.152%, 01/03/11	21,835,000	21,834,818
0.264%, 01/19/11	24,250,000	24,246,847
0.274%, 02/17/11	11,000,000	10,996,123
Variable Funding Capital Co., LLC 0.274%, 01/10/11	30,000,000	29,997,975
Windmill Funding Corp. 0.223%, 01/05/11	30,000,000	29,999,267
0.304%, 01/14/11	25,000,000	24,997,292
0.314%, 02/02/11	10,000,000	9,997,244

		475,085,608

Asset Backed-Other—4.8%
Argento Variable Funding Co., LLC 0.324%, 02/07/11	11,000,000	10,996,382
0.568%, 02/14/11	15,000,000	14,989,733
Cancara Asset Securitization, LLC 0.304%, 01/24/11	20,000,000	19,996,167
0.304%, 02/10/11	20,000,000	19,993,333
0.355%, 02/14/11	25,000,000	24,989,306

		90,964,921

Capital Markets—1.0%
State Street Corp. 0.314%, 02/22/11	20,000,000	19,991,044

Commercial Banks—3.9%
BNZ International Funding, Ltd. 0.346%, 02/04/11 (a)	15,500,000	15,500,146
0.385%, 02/28/11	45,000,000	44,972,450

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Westpac Securities NZ, Ltd. 0.304%, 01/24/11	$15,000,000	$14,997,125

		75,469,721

Diversified Financial Services—12.0%
BNP Paribas Finance, Inc. 0.203%, 01/03/11	35,000,000	34,999,611
Credit Suisse Group AG 0.233%, 01/04/11	50,000,000	49,999,042
Danske Corp. 0.294%, 01/06/11	35,000,000	34,998,590
0.274%, 01/31/11	15,000,000	14,996,625
0.294%, 02/09/11	10,000,000	9,996,859
ING U.S. Funding, LLC 0.213%, 01/03/11	45,000,000	44,999,475
Nordea North America 0.274%, 03/14/11	15,000,000	14,991,900
Societe Generale North America, Inc. 0.304%, 02/08/11	25,000,000	24,992,083

		229,974,185

Yankee—6.8%
BPCE S.A. 0.319%, 01/18/11	20,000,000	19,997,025
0.304%, 02/03/11	25,000,000	24,993,125
0.426%, 03/10/11	15,000,000	14,988,100
0.426%, 05/12/11	15,000,000	14,977,075
DnB NOR Bank ASA 0.284%, 02/28/11	40,000,000	39,981,956
0.340%, 05/16/11	15,000,000	14,981,156

		129,918,437

Total Commercial Paper (Identified Cost $1,021,403,916)		1,021,403,916

Certificate of Deposit—24.6%

Capital Markets—0.8%
State Street Bank & Trust Co. 0.395%, 02/10/11 (a)	15,000,000	15,000,000

Commercial Banks—18.2%
Bank of Montreal 0.274%, 03/01/11	20,000,000	20,000,000
0.311%, 08/29/11 (a)	8,000,000	8,000,000
Bank of Nova Scotia 0.248%, 02/22/11	15,000,000	14,999,892
0.274%, 03/01/11	12,000,000	12,000,000
0.269%, 03/10/11	15,000,000	14,999,858
Barclays Bank plc 0.420%, 02/18/11 (a)	15,000,000	15,000,000
0.406%, 03/04/11	10,000,000	10,000,000
0.385%, 05/19/11	15,000,000	15,000,000

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2010

Certificate of Deposit—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Canadian Imperial Bank 0.420%, 01/31/11 (a)	$10,000,000	$10,000,000
Commonwealth Bank of Australia 0.309%, 10/06/11 (a)	10,000,000	9,999,127
Credit Agricole CIB 0.324%, 02/14/11	15,000,000	15,000,000
Credit Industriel et Commercial 0.517%, 02/09/11	7,500,000	7,500,000
KBC Bank N.V. 0.487%, 01/28/11	15,000,000	15,000,000
Mizuho Corporate Bank, Ltd. 0.284%, 02/08/11	20,000,000	20,000,000
Rabobank Nederland NV 0.265%, 01/10/11 (a)	10,000,000	10,000,000
0.570%, 01/18/11 (a)	13,000,000	13,000,000
0.350%, 09/15/11 (a)	15,000,000	15,000,000
RBC Royal Bank 0.370%, 10/14/11 (a)	17,000,000	17,000,000
0.370%, 11/10/11 (a)	10,000,000	10,000,000
Royal Bank of Scotland plc 0.510%, 03/01/11 (a)	15,000,000	15,000,000
0.497%, 04/18/11	25,000,000	25,000,000
Societe Generale 0.386%, 02/03/11 (a)	19,500,000	19,500,000
0.410%, 04/21/11 (a)	20,000,000	20,000,000
TD Bank Financial Group 0.266%, 02/04/11 (a)	6,000,000	6,000,000
Westpac Banking Corp. 0.341%, 11/04/11 (a)	10,000,000	10,000,000

		347,998,877

Diversified Financial Services—3.3%
BNP Paribas S.A. 0.325%, 02/22/11	9,000,000	9,002,072
0.395%, 05/05/11	15,000,000	15,000,000
Lloyds TSB Bank plc 0.615%, 02/11/11 (a)	15,000,000	15,000,000
0.550%, 02/18/11 (a)	15,000,000	15,000,000
0.460%, 04/07/11 (a)	10,000,000	10,000,000

		64,002,072

Yankee—2.3%
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.294%, 01/25/11	10,000,000	10,000,000
0.289%, 02/04/11	20,000,000	20,000,000
0.304%, 03/15/11	15,000,000	15,000,000

		45,000,000

Total Certificate of Deposit (Identified Cost $472,000,949)		472,000,949

U.S. Treasury & Government Agencies—22.0%
Security Description	Par Amount	Value*

Federal Agencies—6.7%
Federal Home Loan Bank 0.152%, 02/02/11 (c)	$9,600,000	$9,598,720
0.231%, 10/06/11 (a)	20,000,000	19,993,809
Federal Home Loan Mortgage Corp. 0.211%, 12/29/11 (a)	19,000,000	18,990,484
0.221%, 02/16/12 (a)	15,000,000	14,993,193
0.235%, 04/03/12 (a)	20,000,000	19,989,817
Federal National Mortgage Association 0.251%, 07/26/12 (a)	20,000,000	19,993,740
0.281%, 08/23/12 (a)	15,000,000	14,992,517
0.291%, 12/20/12 (a)	10,000,000	9,996,013

		128,548,293

U.S. Treasury—15.3%
U.S. Treasury Bills 0.203%, 01/27/11 (c)	20,000,000	19,997,111
0.190%, 02/24/11 (c)	15,000,000	14,995,781
0.192%, 03/17/11 (c)	20,000,000	19,992,104
0.192%, 03/24/11 (c)	35,000,000	34,984,893
0.216%, 06/02/11 (c)	25,000,000	24,977,517
0.218%, 06/30/11 (c)	20,000,000	19,978,500
0.207%, 07/28/11 (c)	20,000,000	19,976,369
0.269%, 09/22/11 (c)	15,000,000	14,970,850
U.S. Treasury Notes 0.875%, 01/31/11	15,000,000	15,007,666
0.875%, 02/28/11	31,000,000	31,029,739
4.500%, 02/28/11	20,000,000	20,136,137
4.875%, 05/31/11	15,000,000	15,284,941
5.000%, 08/15/11	20,000,000	20,591,035
4.500%, 09/30/11	20,000,000	20,626,682

		292,549,325

Total U.S. Treasury & Government Agencies (Identified Cost $421,097,618)		421,097,618

Total Investments—99.9% (Identified Cost $1,914,502,483) (b)		1,914,502,483
Other assets less liabilities		991,114

Net Assets—100.0%		$1,915,493,597

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(b)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,914,502,483.
(c)	Rate shown reflects discount rate at the time of purchase.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Certificate of Deposit*	$—	$472,000,949	$—	$472,000,949
Total Commercial Paper*	—	1,021,403,916	—	1,021,403,916
Total U.S. Treasury & Government Agencies*	—	421,097,618	—	421,097,618
Total Investments	$—	$1,914,502,483	$—	$1,914,502,483

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at amortized cost		$1,914,502,483
Cash		228
Receivable for:
Fund shares sold		3,992,889
Accrued interest		1,541,216

Total Assets		1,920,036,816
Liabilities
Payable for:
Fund shares redeemed	$3,920,716
Accrued expenses:
Management fees	500,424
Deferred directors’ fees	34,603
Other expenses	87,476

Total Liabilities		4,543,219

Net Assets		$1,915,493,597

Net assets consists of:
Paid in surplus		$1,915,510,645
Overdistributed net investment income		(32,342)
Accumulated net realized gain		15,294

Net Assets		$1,915,493,597

Net Assets
Class A		$712,916,104
Class B		793,628,781
Class E		408,948,712
Capital Shares (Authorized) Outstanding
Class A (21,500,000)		7,129,138
Class B (17,500,000)		7,936,316
Class E (10,000,000)		4,089,487
Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Interest		$6,365,936

Expenses
Management fees	$6,564,120
Distribution and service fees—Class B	2,253,697
Distribution and service fees—Class E	446,551
Directors’ fees and expenses	48,655
Custodian and accounting	138,679
Audit and tax services	37,862
Legal	36,592
Shareholder reporting	14,279
Insurance	30,919
Miscellaneous	14,464

Total expenses	9,585,818
Distribution and service fee waivers	(2,557,579)
Management fee waivers	(743,939)	6,284,300

Net Investment Income		81,636

Net Increase in Net Assets From Operations		$81,636

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$81,636	$8,290,668

Increase in net assets from operations	81,636	8,290,668

From Distributions to Shareholders
Net investment income
Class A	(81,636)	(5,344,594)
Class B	0	(2,908,194)
Class E	0	(37,880)

Total distributions	(81,636)	(8,290,668)

Decrease in net assets from capital share transactions	(111,193,294)	(311,874,389)

Total decrease in net assets	(111,193,294)	(311,874,389)

Net Assets
Beginning of the period	2,026,686,891	2,338,561,280

End of the period	$1,915,493,597	$2,026,686,891

(Overdistributed) Net Investment Income
End of the period	$(32,342)	$(17,048)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,968,915	$396,892,254	8,084,324	$808,432,366
Reinvestments	801	81,636	52,294	5,229,358
Redemptions	(7,078,811)	(707,881,040)	(10,188,314)	(1,018,831,376)

Net decrease	(3,109,095)	$(310,907,150)	(2,051,696)	$(205,169,652)

Class B
Sales	6,192,986	$619,295,883	7,398,732	$739,873,120
Reinvestments	0	0	28,371	2,837,084
Redemptions	(8,185,722)	(818,572,237)	(8,469,849)	(846,984,907)

Net decrease	(1,992,736)	$(199,276,354)	(1,042,746)	$(104,274,703)

Class E
Sales	5,948,394	$594,839,360	29,472	$2,947,215
Reinvestments	0	0	368	36,787
Redemptions	(1,958,492)	(195,849,150)	(54,140)	(5,414,036)

Net increase (decrease)	3,989,902	$398,990,210	(24,300)	$(2,430,034)

Decrease derived from capital share transactions		$(111,193,294)		$(311,874,389)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.01	0.42	2.82	4.95	4.70

Total from investment operations	0.01	0.42	2.82	4.95	4.70

Less Distributions
Distributions from net investment income	(0.01)	(0.42)	(2.82)	(4.95)	(4.70)

Total distributions	(0.01)	(0.42)	(2.82)	(4.95)	(4.70)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.01	0.42	2.85	5.07	4.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.34	0.37	0.34	0.40	0.38
Net ratio of expenses to average net assets (%) (a)	0.30	0.36	0.34	0.40	N/A
Ratio of net investment income to average net assets (%)	0.01	0.45	2.79	4.97	4.79
Net assets, end of period (in millions)	$712.92	$1,023.82	$1,228.99	$1,128.41	$875.43

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.25	2.57	4.70	4.45

Total from investment operations	0.00	0.25	2.57	4.70	4.45

Less Distributions
Distributions from net investment income	0.00	(0.25)	(2.57)	(4.70)	(4.45)

Total distributions	0.00	(0.25)	(2.57)	(4.70)	(4.45)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.25	2.60	4.80	4.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.62	0.59	0.65	0.63
Net ratio of expenses to average net assets (%) (a)	0.31	0.54	0.59	0.65	N/A
Ratio of net investment income to average net assets (%)	0.00	0.26	2.45	4.71	4.50
Net assets, end of period (in millions)	$793.63	$992.91	$1,097.18	$496.23	$394.26

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.31	2.67	4.80	4.55

Total from investment operations	0.00	0.31	2.67	4.80	4.55

Less Distributions
Distributions from net investment income	0.00	(0.31)	(2.67)	(4.80)	(4.55)

Total distributions	0.00	(0.31)	(2.67)	(4.80)	(4.55)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	0.30	2.70	4.91	4.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.52	0.49	0.55	0.53
Net ratio of expenses to average net assets (%) (a)	0.34	0.48	0.49	0.55	N/A
Ratio of net investment income to average net assets (%)	0.00	0.35	2.64	4.81	4.57
Net assets, end of period (in millions)	$408.95	$9.96	$12.39	$11.20	$10.14

(a)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution and service fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“the Adviser” or “MetLife Advisers”) of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$6,564,120	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Prior to May 1, 2010, the advisory fee rate for the Portfolio was at the annual rate of 0.350% for the first $1 billion of the Portfolio’s average daily net assets; 0.300% of the next $1 billion; and 0.250% on amounts in excess of $2 billion.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per Annum Reduction	Average Daily Net Assets
0.025%	First $1 billion

For the period May 1, 2009 through April 30, 2010, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.005% on the first $500 million in average daily net assets and 0.015% on the next $500 million. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio goes negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to Distribution and Service (“12b-1”) expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the year ended December 31, 2010, $2,557,579 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $2,158,377 and Class E shares waived $399,202.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$81,636	$8,245,003	$—	$45,665	$—	$—	$81,636	$8,290,668

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,555	$—	$—	$—	$17,555

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryovers.

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

5.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)

At a Special Meeting of Shareholders held on March 19, 2010, the shareholders of the respective Portfolios voted for the following proposals:

	For	Against	Abstain	Total
1. To approve an amended and restated subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, LLC regarding the BlackRock Money Market Portfolio.	17,691,019.953	687,946.784	1,396,364.977	19,775,331.714

2. To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc. on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,661,478.303	705,937.164	1,407,916.246	19,775,331.713

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Money Market Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers Second Vice President NELICO; Vice President, MetLife Vice President MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered MetLife Advisers’ willingness to waive a portion of its advisory fees for 2010 in light of, among other things, the low interest rate environment.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Davis Venture Value Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed By Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 12.00%, 11.71%, and 11.82%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 15.06%.

MARKET ENVIRONMENT/CONDITIONS

All sectors of the market registered increases over the year. Consumer Discretionary, Industrials, and Materials were the sectors within the Index that increased the most. Health Care and Utilities were the sectors within the Index that increased the least.

PORTFOLIO REVIEW/CURRENT POSITIONING

While Energy companies made positive contributions to absolute performance, they were the most important reason that the Portfolio lagged the Index. The Portfolio’s Energy companies under-performed the corresponding sector within the Index (up 10% versus up 20% for the Index) but had a higher relative average weighting (14% versus 11% for the Index). Occidental Petroleum and Canadian Natural Resources were among the most important contributors to performance while EOG Resources, Transocean, and China Coal Energy were among the most important detractors from performance.

While Industrial companies also made positive contributions to absolute performance, they were the second most important reason that the Portfolio’s performance lagged the Index. The Portfolio’s Industrial companies under-performed the corresponding sector within the Index (up 16% versus up 27% for the Index) and had a lower relative average weighting (6% versus 11% for the Index).

Three Information Technology (IT) companies, Hewlett Packard, Microsoft, and Visa, were important detractors from the Portfolio’s performance. All three companies turned in negative returns for the year despite generally positive returns in both the IT sector and in the overall market. H&R Block, which the Portfolio sold out of in September, was also an important detractor from performance.

The Portfolio had more invested in Financials than any other sector and they were the most important contributor to the Portfolio’s absolute performance. The Portfolio’s Financial companies out-performed the corresponding sector within the Index (up 15% versus up 12% for the Index) and had a higher relative average weighting (28% versus 16% for the Index). Berkshire Hathaway, Wells Fargo, and Bank of New York Mellon were among the most important contributors to performance while JPMorgan Chase was among the most important detractors from performance.

Consumer Staples companies were the second most important contributor to absolute performance. The Portfolio’s Consumer Staples companies out-performed the corresponding sector within the Index (up 18% versus up 14% for the Index) and had a higher relative average weighting (15% versus 11% for the Index). Costco and Coca-Cola were among the most important contributors to performance.

The Portfolio held approximately 18% of its assets in foreign companies (including American Depositary Receipts) at December 31, 2010. As a whole, these companies out-performed the domestic companies held by the Portfolio.

Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio’s investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

As of December 31, 2010, only two companies had dropped out of the Portfolio’s top 10 holdings from the end of 2009. This is consistent with our low-turnover strategy. The Portfolio continues to own both companies that dropped out, Berkshire Hathaway and JPMorgan Chase, but in reduced amounts. The two new additions to the Portfolio’s top 10 holdings, CVS Caremark and Loews, were both among the Portfolio’s top 15 holdings as of the end of 2009.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Davis Venture Value Portfolio
Class A	12.00	1.44	2.62	—
Class B	11.71	1.19	—	6.36
Class E	11.82	1.29	—	2.91
S&P 500 Index	15.06	2.29	1.41	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B and Class E shares are 10/31/94, 7/30/02 and 2/20/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Wells Fargo & Co.	4.2
Costco Wholesale Corp.	4.1
American Express Co.	4.0
The Bank of New York Mellon Corp.	3.8
Occidental Petroleum Corp.	3.7
CVS Caremark Corp.	3.4
Devon Energy Corp.	3.2
EOG Resources, Inc.	3.0
Canadian Natural Resources, Ltd.	2.9
Loews Corp.	2.8

Top Sectors

% of Net Assets
Financials	26.2
Consumer Staples	16.1
Energy	14.2
Health Care	13.0
Materials	8.9
Information Technology	5.7
Industrials	5.4
Consumer Discretionary	5.3
Cash & Equivalents	4.8
Telecommunications	0.4

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.68%	$1,000.00	$1,207.50	$3.78
	Hypothetical*	0.68%	$1,000.00	$1,021.74	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$1,205.40	$5.17
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.74

Class E(a)	Actual	0.83%	$1,000.00	$1,206.40	$4.62
	Hypothetical*	0.83%	$1,000.00	$1,020.97	$4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—95.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.6%
Lockheed Martin Corp. (a)	345,671	$24,165,860

Automobiles—1.0%
Harley-Davidson, Inc. (a)	1,159,970	40,216,160

Beverages—4.0%
Diageo plc (ADR)	520,988	38,725,038
Heineken Holding NV (EUR)	998,066	43,538,378
The Coca-Cola Co.	1,192,110	78,405,075

		160,668,491

Capital Markets—6.7%
Ameriprise Financial, Inc. (a)	658,596	37,902,200
GAM Holding, Ltd. (CHF)	589,524	9,747,436
Julius Baer Group, Ltd. (CHF)	946,244	44,353,392
The Bank of New York Mellon Corp. (a)	5,085,054	153,568,631
The Charles Schwab Corp. (a)	124,000	2,121,640
The Goldman Sachs Group, Inc.	126,530	21,277,285

		268,970,584

Chemicals—2.6%
Air Products & Chemicals, Inc. (a)	94,584	8,602,415
Monsanto Co. (a)	787,218	54,821,862
Potash Corp. of Saskatchewan, Inc.	170,396	26,382,413
Praxair, Inc. (a)	145,275	13,869,404

		103,676,094

Commercial Banks—4.2%
Wells Fargo & Co.	5,458,886	169,170,877

Commercial Services & Supplies—1.4%
Iron Mountain, Inc. (a)	2,194,560	54,885,946

Computers & Peripherals—0.8%
Hewlett-Packard Co.	771,530	32,481,413

Construction Materials—1.1%
Martin Marietta Materials, Inc. (a)	384,700	35,484,728
Vulcan Materials Co. (a)	247,036	10,958,517

		46,443,245

Consumer Finance—4.0%
American Express Co.	3,782,924	162,363,098

Containers & Packaging—1.9%
Sealed Air Corp. (a)	2,994,241	76,203,433

Diversified Financial Services—0.9%
Bank of America Corp.	283,391	3,780,436
JPMorgan Chase & Co.	124,482	5,280,526
Moody’s Corp. (a)	1,031,650	27,379,991

		36,440,953

Energy Equipment & Services—0.8%
Schlumberger, Ltd.	98,060	8,188,010

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Transocean, Ltd. (a) (b)	353,764	$24,590,136

		32,778,146

Food & Staples Retailing—7.5%
Costco Wholesale Corp. (a)	2,266,860	163,689,961
CVS Caremark Corp.	3,923,911	136,434,385

		300,124,346

Food Products—1.7%
Kraft Foods, Inc. (Class A) (a)	366,450	11,546,839
Mead Johnson Nutrition Co.	174,820	10,882,545
Nestle S.A. (CHF)	342,507	20,079,318
The Hershey Co. (a)	194,852	9,187,272
Unilever NV	597,220	18,752,708

		70,448,682

Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	640,780	32,436,283
Becton, Dickinson & Co. (a)	413,619	34,959,078

		67,395,361

Health Care Providers & Services—1.9%
Express Scripts, Inc. (b)	1,437,100	77,675,255

Household Durables—0.2%
Hunter Douglas NV (EUR)	126,751	6,721,713

Household Products—1.7%
The Procter & Gamble Co.	1,047,510	67,386,318

Industrial Conglomerates—0.7%
Tyco International, Ltd.	709,962	29,420,825

Insurance—9.2%
AON Corp.	82,810	3,810,088
Berkshire Hathaway, Inc. (Class A) (a) (b)	773	93,107,850
Everest Re Group, Ltd.	66,000	5,598,120
Fairfax Financial Holdings, Ltd.	36,440	14,924,366
Fairfax Financial Holdings, Ltd. (144A)(CAD)	17,220	7,080,334
Loews Corp.	2,933,497	114,142,368
Markel Corp. (a) (b)	9,270	3,505,265
The Progressive Corp. (a)	4,479,571	89,009,076
Transatlantic Holdings, Inc.	720,746	37,204,909

		368,382,376

Internet & Catalog Retail—0.3%
Liberty Media Interactive (Series A) (b)	712,550	11,236,913

Internet Software & Services—0.9%
Google, Inc. (Class A) (b)	64,188	38,125,746

IT Services—0.2%
Visa, Inc. (Class A) (a)	135,640	9,546,343

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc. (a) (b)	1,036,860	$42,957,110

Marine—1.0%
China Shipping Development Co., Ltd. (HKD)	7,390,000	9,843,964
Kuehne & Nagel International AG (CHF)	210,099	29,212,419

		39,056,383

Media—1.0%
Grupo Televisa S.A.B. (ADR) (b)	750,110	19,450,352
Liberty Media Starz Group (Series A) (a) (b)	52,807	3,510,610
News Corp. (Class A)	1,084,895	15,796,071

		38,757,033

Metals & Mining—1.1%
BHP Billiton plc (GBP)	500,522	19,962,815
Rio Tinto plc (GBP)	322,232	22,607,359

		42,570,174

Oil, Gas & Consumable Fuels—14.0%
Canadian Natural Resources, Ltd.	2,592,800	115,172,176
China Coal Energy Co. (H Shares) (HKD)	17,064,600	26,641,216
Devon Energy Corp.	1,635,476	128,401,221
EOG Resources, Inc. (a)	1,304,900	119,280,909
Occidental Petroleum Corp. (a)	1,536,160	150,697,296
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	2,054,600	24,755,257

		564,948,075

Paper & Forest Products—1.4%
Sino-Forest Corp. (CAD) (b)	2,324,180	54,418,570
Sino-Forest Corp. (144A) (CAD) (b)	66,100	1,547,672

		55,966,242

Personal Products—0.2%
Natura Cosmeticos S.A. (BRL)	219,600	6,310,548

Pharmaceuticals—8.4%
Johnson & Johnson	1,475,216	91,242,110
Merck & Co., Inc.	3,140,640	113,188,665
Pfizer, Inc.	4,078,000	71,405,780
Roche Holding AG (CHF)	410,860	60,277,342

		336,113,897

Professional Services—0.7%
Dun & Bradstreet Corp. (a)	333,800	27,401,642

Real Estate Management & Development—1.1%
Brookfield Asset Management, Inc.	502,521	16,728,924
Hang Lung Group, Ltd. (HKD)	4,220,000	27,787,694

		44,516,618

Semiconductors & Semiconductor Equipment—2.0%
Texas Instruments, Inc. (a)	2,505,713	81,435,672

Security Description	Shares	Value*

Software—1.7%
Activision Blizzard, Inc. (a)	1,578,500	$19,636,540
Microsoft Corp.	1,785,750	49,858,140

		69,494,680

Specialty Retail—2.9%
Bed Bath & Beyond, Inc. (a) (b)	1,450,900	71,311,735
CarMax, Inc. (a) (b)	1,413,919	45,075,738

		116,387,473

Tobacco—1.0%
Philip Morris International, Inc.	725,263	42,449,643

Transportation Infrastructure—1.0%
China Merchants Holdings International Co., Ltd. (HKD)	9,608,311	37,935,058
LLX Logistica S.A. (BRL) (b)	763,700	2,176,474
PortX Operacoes Portuarias S.A.(BRL) (b)	886,800	1,981,945

		42,093,477

Wireless Telecommunication Services—0.4%
América Movil S.A.B. de C.V. (ADR)	278,040	15,942,814

Total Common Stock (Identified Cost $2,921,195,523)		3,821,329,659

Convertible Bonds & Notes—0.2%
Security Description	Par Amount	Value*

Paper & Forest Products—0.2%
Sino-Forest Corp. (144A) 5.000%, 08/01/13	$5,844,000	7,838,265

Total Convertible Bonds & Notes (Identified Cost $5,844,000)		7,838,265

Short Term Investments—9.5%

Commercial Paper—4.7%
Intesa Funding, LLC 0.250%, 01/07/11	43,150,000	43,148,202
0.340%, 01/03/11	71,415,000	71,413,651
Societe Generale N.A., Inc. 0.250%, 01/05/11	16,806,000	16,805,533
Toyota Motor Credit Corp. 0.200%, 01/04/11	40,000,000	39,999,334
UBS Finance Delaware, LLC 0.190%, 01/06/11	20,000,000	19,999,472

		191,366,192

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—(Continued)

Security Description	Shares	Value*

Mutual Funds—4.8%
State Street Navigator Securities Lending Prime Portfolio (c)	191,934,857	$191,934,857

Total Short Term Investments (Identified Cost $383,301,049)		383,301,049

Total Investments 104.7% (Identified Cost $3,310,340,572) (d)		4,212,468,973
Liabilities in excess of other assets		(189,883,278)

Net Assets 100.0%		$4,022,585,695

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $188,812,074 and the collateral received consisted of cash in the amount of $191,934,857 and non-cash collateral with a value of $2,078,865. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $3,302,745,648. The aggregate unrealized appreciation and depreciation of investments was $973,039,247 and $(63,315,922), respectively, resulting in net unrealized appreciation of $909,723,325 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $16,466,271, which is 0.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3- significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$24,165,860	$—	$—	$24,165,860
Automobiles	40,216,160	—	—	40,216,160
Beverages	117,130,113	43,538,378	—	160,668,491
Capital Markets	214,869,756	54,100,828	—	268,970,584
Chemicals	103,676,094	—	—	103,676,094
Commercial Banks	169,170,877	—	—	169,170,877
Commercial Services & Supplies	54,885,946	—	—	54,885,946
Computers & Peripherals	32,481,413	—	—	32,481,413
Construction Materials	46,443,245	—	—	46,443,245
Consumer Finance	162,363,098	—	—	162,363,098
Containers & Packaging	76,203,433	—	—	76,203,433
Diversified Financial Services	36,440,953	—	—	36,440,953
Energy Equipment & Services	32,778,146	—	—	32,778,146
Food & Staples Retailing	300,124,346	—	—	300,124,346
Food Products	50,369,364	20,079,318	—	70,448,682
Health Care Equipment & Supplies	67,395,361	—	—	67,395,361
Health Care Providers & Services	77,675,255	—	—	77,675,255
Household Durables	—	6,721,713	—	6,721,713
Household Products	67,386,318	—	—	67,386,318
Industrial Conglomerates	29,420,825	—	—	29,420,825
Insurance	368,382,376	—	—	368,382,376
Internet & Catalog Retail	11,236,913	—	—	11,236,913
Internet Software & Services	38,125,746	—	—	38,125,746
IT Services	9,546,343	—	—	9,546,343
Life Sciences Tools & Services	42,957,110	—	—	42,957,110
Marine	—	39,056,383	—	39,056,383
Media	38,757,033	—	—	38,757,033
Metals & Mining	—	42,570,174	—	42,570,174
Oil, Gas & Consumable Fuels	513,551,602	51,396,473	—	564,948,075
Paper & Forest Products	55,966,242	—	—	55,966,242
Personal Products	—	6,310,548	—	6,310,548
Pharmaceuticals	275,836,555	60,277,342	—	336,113,897
Professional Services	27,401,642	—	—	27,401,642
Real Estate Management & Development	16,728,924	27,787,694	—	44,516,618
Semiconductors & Semiconductor Equipment	81,435,672	—	—	81,435,672
Software	69,494,680	—	—	69,494,680
Specialty Retail	116,387,473	—	—	116,387,473

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Tobacco	$42,449,643	$—	$—	$42,449,643
Transportation Infrastructure	1,981,945	40,111,532	—	42,093,477
Wireless Telecommunication Services	15,942,814	—	—	15,942,814
Total Common Stock	3,429,379,276	391,950,383	—	3,821,329,659
Convertible Bonds & Notes Paper & Forest Products	—	7,838,265	—	7,838,265
Short Term Investments
Commercial Paper	—	191,366,192	—	191,366,192
Mutual Funds	191,934,857	—	—	191,934,857
Total Short Term Investments	191,934,857	191,366,192	—	383,301,049
Total Investments	$3,621,314,133	$591,154,840	$—	$4,212,468,973

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$4,212,468,973
Cash		418
Cash denominated in foreign currencies (c)		49
Receivable for:
Securities sold		221,272
Fund shares sold		3,296,416
Accrued interest and dividends		3,369,743
Foreign taxes		293,343

Total Assets		4,219,650,214
Liabilities
Payable for:
Securities purchased	$1,126,318
Fund shares redeemed	1,289,150
Foreign taxes	29,325
Collateral for securities loaned	191,934,857
Accrued expenses:
Management fees	2,202,239
Distribution and service fees	250,810
Deferred directors’ fees	35,614
Other expenses	196,206

Total Liabilities		197,064,519

Net Assets		$4,022,585,695

Net assets consists of:
Paid in surplus		$3,417,268,679
Undistributed net investment income		27,739,941
Accumulated net realized losses		(324,593,560)
Unrealized appreciation on investments and foreign currency transactions		902,170,635

Net Assets		$4,022,585,695

Net Assets
Class A		$2,412,394,314
Class B		593,585,112
Class E		1,016,606,269
Capital Shares (Authorized) Outstanding
Class A (110,000,000)		77,205,367
Class B (30,000,000)		19,120,175
Class E (50,000,000)		32,698,782
Net Asset Value, Offering and Redemption Price Per Share
Class A		$31.25
Class B		31.04
Class E		31.09

(a)	Identified cost of investments was $3,310,340,572.
(b)	Includes securities on loan with a value of $188,812,074.
(c)	Identified cost of cash denominated in foreign currencies was $48.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$56,934,214
Interest (b)		4,836,502

		61,770,716
Expenses
Management fees	$25,931,743
Distribution and service fees—Class B	1,293,600
Distribution and service fees—Class E	1,355,442
Directors’ fees and expenses	51,917
Custodian and accounting	480,915
Audit and tax services	38,712
Legal	66,992
Shareholder reporting	287,904
Insurance	45,232
Miscellaneous	30,205

Total expenses	29,582,662
Less broker commission recapture	(131,014)
Management fee waivers	(1,725,000)	27,726,648

Net Investment Income		34,044,068

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	174,528,042
Foreign currency transactions	(225,844)	174,302,198

Net change in unrealized appreciation on:
Investments	238,975,426
Foreign currency transactions	24,371	238,999,797

Net realized and unrealized gain		413,301,995

Net Increase in Net Assets From Operations		$447,346,063

(a)	Net of foreign taxes of $624,373.
(b)	Includes net income on securities loaned of $427,233.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,044,068	$31,806,166
Net realized gain (loss)	174,302,198	(413,807,957)
Net change in unrealized appreciation	238,999,797	1,326,393,134

Increase in net assets from operations	447,346,063	944,391,343

From Distributions to Shareholders
Net investment income
Class A	(25,195,339)	(34,758,991)
Class B	(4,104,844)	(4,844,796)
Class E	(7,978,949)	(10,159,833)

Total distributions	(37,279,132)	(49,763,620)

Increase (decrease) in net assets from capital share transactions	(240,168,320)	14,979,904

Total increase in net assets	169,898,611	909,607,627

Net Assets
Beginning of the period	3,852,687,084	2,943,079,457

End of the period	$4,022,585,695	$3,852,687,084

Undistributed Net Investment Income
End of the period	$27,739,941	$31,086,405

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	8,797,090	$250,150,672	15,459,467	$340,023,671
Reinvestments	843,217	25,195,339	1,708,059	34,758,991
Redemptions	(20,229,337)	(589,206,220)	(19,105,154)	(426,212,698)

Net decrease	(10,589,030)	$(313,860,209)	(1,937,628)	$(51,430,036)

Class B
Sales	2,670,892	$75,060,683	3,215,095	$72,271,177
Reinvestments	138,024	4,104,844	239,013	4,844,796
Redemptions	(1,280,033)	(36,102,393)	(1,234,362)	(28,461,411)

Net increase	1,528,883	$43,063,134	2,219,746	$48,654,562

Class E
Sales	4,529,411	$128,218,983	4,524,751	$101,566,134
Reinvestments	268,110	7,978,949	500,978	10,159,833
Redemptions	(3,746,372)	(105,569,177)	(4,014,352)	(93,970,589)

Net increase	1,051,149	$30,628,755	1,011,377	$17,755,378

Increase (decrease) derived from capital share transactions		$(240,168,320)		$14,979,904

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.17	$21.72	$36.44	$35.12	$30.91

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.25 (a)	0.39 (a)	0.46 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	3.09	6.57	(14.52)	1.15	4.16

Total from investment operations	3.37	6.82	(14.13)	1.61	4.48

Less Distributions
Distributions from net investment income	(0.29)	(0.37)	(0.42)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.29)	(0.37)	(0.59)	(0.29)	(0.27)

Net Asset Value, End of Period	$31.25	$28.17	$21.72	$36.44	$35.12

Total Return (%)	12.00	31.99	(39.35)	4.58	14.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.74	0.73	0.73	0.76
Net ratio of expenses to average net assets (%) (b)	0.68	0.69	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.99	1.06	1.30	1.25	0.99
Portfolio turnover rate (%)	19	24	23	11	20
Net assets, end of period (in millions)	$2,412.39	$2,472.84	$1,949.36	$3,183.43	$2,410.88

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.00	$21.58	$36.20	$34.89	$30.71

Income (Loss) From Investment Operations
Net investment income	0.21 (a)	0.18 (a)	0.32 (a)	0.36 (a)	0.24 (a)
Net realized and unrealized gain (loss) on investments	3.06	6.54	(14.44)	1.16	4.14

Total from investment operations	3.27	6.72	(14.12)	1.52	4.38

Less Distributions
Distributions from net investment income	(0.23)	(0.30)	(0.33)	(0.21)	(0.20)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.23)	(0.30)	(0.50)	(0.21)	(0.20)

Net Asset Value, End of Period	$31.04	$28.00	$21.58	$36.20	$34.89

Total Return (%)	11.71	31.65	(39.52)	4.34	14.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.99	0.98	0.98	1.01
Net ratio of expenses to average net assets (%) (b)	0.93	0.94	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.76	0.79	1.06	1.00	0.74
Portfolio turnover rate (%)	19	24	23	11	20
Net assets, end of period (in millions)	$593.59	$492.59	$331.67	$491.27	$388.74

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.04	$21.61	$36.25	$34.94	$30.76

Income (Loss) From Investment Operations
Net investment income	0.24 (a)	0.21 (a)	0.34 (a)	0.40 (a)	0.27 (a)
Net realized and unrealized gain (loss) on investments	3.06	6.54	(14.45)	1.15	4.14

Total from investment operations	3.30	6.75	(14.11)	1.55	4.41

Less Distributions
Distributions from net investment income	(0.25)	(0.32)	(0.36)	(0.24)	(0.23)
Distributions from net realized capital gains	0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.25)	(0.32)	(0.53)	(0.24)	(0.23)

Net Asset Value, End of Period	$31.09	$28.04	$21.61	$36.25	$34.94

Total Return (%)	11.82	31.83	(39.46)	4.43	14.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89	0.88	0.88	0.91
Net ratio of expenses to average net assets (%) (b)	0.83	0.84	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.85	0.90	1.14	1.11	0.84
Portfolio turnover rate (%)	19	24	23	11	20
Net assets, end of period (in millions)	$1,016.61	$887.26	$662.05	$1,199.57	$1,297.48

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$25,931,743	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	Over $50 million and less than $500 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$670,655,162	$0	$916,781,192

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$37,279,132	$49,763,620	$—	$—	$—	$—	$37,279,132	$49,763,620

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$42,522,686	$—	$909,765,559	$(346,935,613)	$605,352,632

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$322,419,042	$24,516,571	$346,935,613

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-18

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Davis Venture Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davis Venture Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

MSF-24

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

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Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned 14.56%, 14.28%, 14.45% and 14.40%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.51%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity markets finished 2010 on a high note, as all major indices realized double-digit gains in the fourth quarter, and posted their second straight calendar year of strong double-digit gains. Volatility was a bit more subdued in the fourth quarter, but 2010 was marked by periods of up and down performance. The broad market began the year sluggishly. It rallied then strongly between mid-February and mid-April and gave it all back before the close of the second quarter. The market briefly got on track in July but lost ground in August. U.S. equities then rose sharply throughout the remainder of the year, gaining 20% from the lows at the end of August as central banks and governments across the globe moved aggressively to stimulate the markets and the economy. Throughout 2010, investors struggled to digest uneven economic data, financial and credit issues abroad, with the contrast of increasingly positive corporate earnings results.

In this environment, all equity market cap ranges posted positive absolute performance for the quarter and the year. Small and mid cap stocks outperformed large cap stocks. Growth stocks outperformed value stocks.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during calendar year 2010. Holdings in the Energy, Information Technology and Consumer Discretionary sectors detracted from the Portfolio’s relative performance while stock selection in the Telecommunication Services and Industrials contributed the most to its relative performance.

In the Energy sector, the overweight in oil and gas exploration & production (E&P) company Petrohawk Energy was among the Portfolio’s largest detractors. Petrohawk Energy declined 21% in 2010 as the company reported quarterly earnings slightly below analysts’ estimates, though operational results, production guidance, and cost forecasts were all inline with previous estimates.

In the Information Technology sector, the overweights in disk-drive maker Seagate Technology and computer hardware manufacturer Hewlett-Packard (HP) hurt performance. Seagate shares declined nearly 29% in the Portfolio as the company forecasted that quarterly results would not meet expectations due to slowing supply/demand fundamentals in the segment. Demand for hard disk drives had fallen due to previous oversupply, and manufacturers were pressured to discount to sell products. The company also expected margins to fall due to business weakness. HP shares dropped almost 17%, as the company’s chief executive officer (CEO), Mark Hurd, resigned following a sexual harassment claim against him and the company by a former contractor. HP also acquired smartphone maker Palm during the period. Analysts speculated HP would launch phone and tablet devices using Palm’s WebOS operating system.

In the Consumer Discretionary sector, the overweights in satellite television broadcaster DISH Network and tire manufacturer Goodyear Tire & Rubber detracted from performance. DISH shares fell 6% as investors worried about the company’s balance sheet weakness and its ability to pay back more than $6 billion in bonds over the next several years. Bond rating agency Fitch affirmed its BB- rating on the company’s debt and said its outlook for the company’s debt remains negative. Goodyear shares fell almost 20% as several sell-side analysts reduced their earnings estimates for the company following management’s announcement that the Venezuelan currency devaluation would force the company to take a charge in the first quarter of 2010 for the re-valuation of its balance sheet.

Among individual holdings, the overweight in diversified financial services company Bank of America was the Portfolio’s largest detractor. Bank of America shares fell nearly 13%, as a sell-side brokerage firm released an analysis indicating that the large U.S. banks could face an equity shortfall of up to $150 billion once new Basel capital standards are implemented. Investors also responded negatively to the company’s estimate that the Dodd-Frank financial-overhaul law could reduce the bank’s revenue by more than $10 billion by the end of 2011.

In the Telecommunications Services sector, the overweight in diversified telecom services provider Qwest was the largest contributor to the Portfolio’s performance. Qwest shares gained 91%, as the company agreed to be acquired by specialty telecom company CenturyLink. The deal created the third-largest provider of local phone and Internet service in the U.S., and involved a stock swap of $10.6 billion and the assumption of nearly $12 billion in debt. In the Industrials sector, the overweights in electrical products distributor Wesco International and truck manufacturer Navistar International also added to performance. Wesco shares rose 95%, largely due to positive investor sentiment regarding the company’s acquisition of TVC Communications, a distributor of broadband communications network infrastructure products, for $250 million in cash. The deal is expected to be accretive to Wesco’s 2011 earnings. Navistar shares rose nearly 50%, largely due to positive investor sentiment regarding the company’s market share gains in the Class 8 truck engine space. Navistar nearly doubled its market share between September and November thanks to rapid customer acceptance of its new 13 liter engines. The stock also benefited earlier in the year as the company received an order from a large trucking firm for more than 5,000 heavy-duty commercial trucks through 2014. The stock was subsequently upgraded by a Wall Street brokerage firm, citing strong end-market demand in Brazil, positive initial activity in India, recovering cyclical demand in the recreational vehicle segment, and debt and credit agreements that have improved the company’s balance sheet.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

Among individual holdings, the overweight credit insurer MBIA was among the largest contributors to the Portfolio’s performance. MBIA shares rose 72% on news of improving credit loss trends at banks and on news that the SEC had charged Goldman Sachs with fraud related to Goldman’s structuring of Collaterized Debt Obligations (CDOs) tied to sub-prime mortgages. Investors speculated the outcome of the suit may determine whether MBIA will be able to recoup some of the insurance claims it paid as a result of the sub-prime crisis.

In the Financials sector, the Portfolio was overweight selected diversified financial services companies, which had benefited from increased pricing power and decreased competition in the wake of the financial crisis. These companies saw higher profits in traditional banking services, along with improved balance sheet strength and a decline in risk-taking. The Portfolio was underweight Real Estate Investment Trusts (REITs), which we believed more than reflect their intrinsic valuations. Among Utilities, the Portfolio was overweight in selected independent power producers with attractive valuations and strong cash flow generation. Among Industrials, the Portfolio was overweight in selected aerospace and defense companies with compelling valuations that we believed would benefit from new product introductions. We were also overweight selected machinery stocks, which should benefit from improving global economic conditions. We were underweight industrial conglomerate General Electric as we believed the company’s GE Capital unit was undercapitalized and the ongoing mortgage and credit issues in that division would offset any positive trends in the company’s other business units. In the Consumer Staples sector, we were overweight selected food & staples retailers whose businesses should remain stable amid the current economic environment. Among Telecommunication Services stocks, we were overweight selected wireless and diversified services provider with compelling valuations and attractive growth prospects.

The Portfolio was invested in stocks that were trading at material discounts to our assessment of their worth. As the economic environment improved, we continued to look to own companies with strong balance sheets that were trading at a discount to their earnings power in the context of the recovery.

Ciaran O’Neil

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
FI Value Leaders Portfolio
Class A	14.56	-0.12	0.97	—
Class B	14.28	-0.38	—	5.28
Class D	14.45	—	—	-1.84
Class E	14.40	-0.27	—	1.12
Russell 1000 Value Index	15.51	1.28	3.26	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 4/30/93, 7/30/02, 5/2/06 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Wells Fargo & Co.	4.4
JPMorgan Chase & Co.	4.4
Chevron Corp.	3.7
Pfizer, Inc.	3.5
Citigroup, Inc.	3.1
Merck & Co., Inc.	2.4
CVS Caremark Corp.	2.1
Occidental Petroleum Corp.	2.1
Qwest Communications International, Inc.	2.0
Morgan Stanley	1.9

Top Sectors

% of Net Assets
Financials	27.8
Health Care	12.3
Energy	12.1
Industrials	10.4
Consumer Discretionary	9.2
Consumer Staples	8.1
Information Technology	7.3
Telecommunications	6.4
Utilities	4.6
Materials	1.9

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.73%	$1,000.00	$1,239.10	$4.12
	Hypothetical*	0.73%	$1,000.00	$1,021.48	$3.72

Class B	Actual	0.98%	$1,000.00	$1,237.50	$5.53
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.99

Class D	Actual	0.83%	$1,000.00	$1,238.50	$4.68
	Hypothetical*	0.83%	$1,000.00	$1,020.97	$4.23

Class E	Actual	0.88%	$1,000.00	$1,238.20	$4.96
	Hypothetical*	0.88%	$1,000.00	$1,020.72	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—100.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.8%
Honeywell International, Inc.	121,290	$6,447,776
Precision Castparts Corp.	36,790	5,121,536
United Technologies Corp.	86,740	6,828,173

		18,397,485

Auto Components—1.3%
Dana Holding Corp. (b)	239,670	4,124,721
Tenneco, Inc. (b)	56,980	2,345,297

		6,470,018

Beverages—1.9%
Dr. Pepper Snapple Group, Inc.	137,690	4,841,180
Molson Coors Brewing Co.	89,000	4,466,910

		9,308,090

Biotechnology—1.7%
Biogen Idec, Inc. (b)	75,080	5,034,114
Gilead Sciences, Inc. (b)	89,310	3,236,594

		8,270,708

Building Products—0.5%
USG Corp. (b)	129,540	2,180,158

Capital Markets—5.8%
Invesco, Ltd.	148,500	3,572,910
Morgan Stanley	339,410	9,235,346
TD Ameritrade Holding Corp. (b)	323,380	6,140,986
The Goldman Sachs Group, Inc.	52,670	8,856,988

		27,806,230

Chemicals—1.1%
Ashland, Inc.	104,970	5,338,774

Commercial Banks—6.3%
Regions Financial Corp. (a)	635,280	4,446,960
SunTrust Banks, Inc.	156,370	4,614,478
Wells Fargo & Co.	684,820	21,222,572

		30,284,010

Commercial Services & Supplies—0.5%
R.R. Donnelley & Sons Co.	137,000	2,393,390

Communications Equipment —0.6%
QUALCOMM, Inc.	57,960	2,868,440

Computers & Peripherals—3.9%
Apple, Inc. (b)	15,140	4,883,558
Dell, Inc. (b)	285,410	3,867,306
Hewlett-Packard Co.	91,500	3,852,150
Western Digital Corp. (b)	176,870	5,995,893

		18,598,907

Security Description	Shares	Value*

Construction & Engineering—0.6%
Foster Wheeler AG (a) (b)	88,940	$3,070,209

Containers & Packaging—0.5%
Owens-Illinois, Inc. (b)	73,960	2,270,572

Diversified Consumer Services—0.6%
H&R Block, Inc (a).	234,010	2,787,059

Diversified Financial Services—10.9%
Bank of America Corp.	272,640	3,637,018
Citigroup, Inc. (b)	3,149,720	14,898,175
CME Group, Inc.	19,640	6,319,170
Interactive Brokers Group, Inc. (a) (b)	204,480	3,643,834
JPMorgan Chase & Co.	498,188	21,133,135
PHH Corp. (b)	120,920	2,799,298

		52,430,630

Diversified Telecommunication Services—4.7%
AT&T, Inc.	264,230	7,763,077
Century Link, Inc. (a)	113,572	5,243,619
Qwest Communications International, Inc.	1,279,570	9,737,528

		22,744,224

Electric Utilities—3.0%
Allegheny Energy, Inc.	185,560	4,497,974
Edison International	118,030	4,555,958
PPL Corp.	209,970	5,526,411

		14,580,343

Energy Equipment & Services—0.8%
Ensco plc (ADR)	70,300	3,752,614

Food & Staples Retailing—3.3%
CVS Caremark Corp.	294,960	10,255,759
Wal-Mart Stores, Inc.	103,340	5,573,126

		15,828,885

Food Products—1.4%
Kraft Foods, Inc. (Class A)	220,340	6,942,913

Health Care Equipment & Supplies—0.9%
C.R. Bard, Inc. (a)	25,860	2,373,172
Kinetic Concepts, Inc. (a) (b)	50,430	2,112,009

		4,485,181

Health Care Providers & Services—3.7%
Express Scripts, Inc. (b)	88,080	4,760,724
McKesson Corp.	69,990	4,925,896
Medco Health Solutions, Inc. (b)	36,680	2,247,384
WellPoint, Inc. (b)	106,420	6,051,041

		17,985,045

Hotels, Restaurants & Leisure—0.9%
Wyndham Worldwide Corp.	149,970	4,493,101

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—1.5%
The Procter & Gamble Co.	108,990	$7,011,327

Independent Power Producers & Energy Traders—1.6%
GenOn Energy, Inc. (b)	747,164	2,846,695
NRG Energy, Inc.(a) (b)	247,120	4,828,725

		7,675,420

Industrial Conglomerates—0.9%
General Electric Co.	246,500	4,508,485

Insurance—4.8%
Aegon NV (b)	672,300	4,121,199
Assured Guaranty, Ltd. (a)	144,400	2,555,880
Genworth Financial, Inc. (Class A) (b)	378,010	4,967,051
Lincoln National Corp.	220,260	6,125,431
Prudential Financial, Inc.	87,760	5,152,390

		22,921,951

Internet & Catalog Retail—1.0%
Expedia, Inc. (a)	195,170	4,896,815

Internet Software & Services—1.0%
Google, Inc. (Class A) (b)	7,990	4,745,820

IT Services—0.7%
Visa, Inc. (Class A)	46,050	3,240,999

Machinery—3.1%
Cummins, Inc.	57,210	6,293,672
Joy Global, Inc.	35,290	3,061,407
Navistar International Corp. (b)	93,660	5,423,851

		14,778,930

Media—3.8%
CBS Corp. (Class B)	291,870	5,560,123
Comcast Corp. (Class A)	308,140	6,769,836
DISH Network Corp. (b)	169,730	3,336,892
The Interpublic Group of Cos., Inc. (b)	227,330	2,414,245

		18,081,096

Metals & Mining—0.3%
Commercial Metals Co. (a)	88,405	1,466,639

Oil, Gas & Consumable Fuels—11.3%
Anadarko Petroleum Corp.	77,130	5,874,221
Chevron Corp.	197,170	17,991,762
Marathon Oil Corp.	222,920	8,254,728
Noble Corp.	103,400	3,698,618
Occidental Petroleum Corp.	100,310	9,840,411
Valero Energy Corp.	269,110	6,221,823
Whiting Petroleum Corp. (b)	20,530	2,405,911

		54,287,474

Security Description	Shares	Value*

Pharmaceuticals—5.9%
Merck & Co., Inc.	317,100	$11,428,284
Pfizer, Inc.	968,270	16,954,408

		28,382,692

Semiconductors & Semiconductor Equipment—0.5%
Marvell Technology Group, Ltd. (b)	124,100	2,302,055

Software—0.7%
CA Technologies	132,400	3,235,856

Specialty Retail—1.6%
American Eagle Outfitters, Inc. (a)	133,720	1,956,323
Lowe’s Cos., Inc.	221,110	5,545,439

		7,501,762

Trading Companies & Distributors—1.0%
WESCO International, Inc. (a) (b)	87,970	4,644,816

Wireless Telecommunication Services—1.7%
NII Holdings, Inc. (b)	178,710	7,981,189

Total Common Stock (Identified Cost $407,192,770)		480,950,312

Short Term Investments—5.9%

Mutual Funds—5.9%
State Street Navigator Securities Lending Prime Portfolio (c)	28,337,065	28,337,065

Total Short Term Investments (Identified Cost $28,337,065)		28,337,065

Total Investments—106.0% (Identified Cost $435,529,835) (d)		509,287,377
Liabilities in excess of other assets		(28,671,710)

Net Assets—100.0%		$480,615,667

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $27,517,416 and the collateral received consisted of cash in the amount of $28,337,065. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $448,987,932. The aggregate unrealized appreciation and depreciation of investments was $79,196,394 and $(18,896,949), respectively, resulting in net unrealized appreciation of $60,299,445 for federal income tax purpose.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$480,950,312	$—	$—	$480,950,312
Short Term Investments*	28,337,065	—	—	28,337,065
Total Investments	$509,287,377	$—	$—	$509,287,377

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$509,287,377
Cash		117,925
Cash denominated in foreign currencies (c)		48
Receivable for:
Fund shares sold		30,115
Dividends		524,769
Foreign taxes		1,274

Total Assets		509,961,508
Liabilities
Payable for:
Fund shares redeemed	$585,431
Collateral for securities loaned	28,337,065
Accrued expenses:
Management fees	270,390
Distribution and service fees	27,445
Deferred directors’ fees	27,231
Other expenses	98,279

Total Liabilities		29,345,841

Net Assets		$480,615,667

Net assets consists of:
Paid in surplus		$641,503,771
Undistributed net investment income		5,042,168
Accumulated net realized losses		(239,687,803)
Unrealized appreciation on investments and foreign currency transactions		73,757,531

Net Assets		$480,615,667

Net Assets
Class A		$258,475,112
Class B		61,719,756
Class D		134,870,756
Class E		25,550,043
Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,823,551
Class B (2,000,000)		437,148
Class D (3,000,000)		953,256
Class E (1,000,000)		180,803
Net Asset Value, Offering and Redemption Price Per Share
Class A		$141.74
Class B		141.19
Class D		141.48
Class E		141.31

(a)	Identified cost of investments was $435,529,835.
(b)	Includes securities on loan with a value of $27,517,416.
(c)	Identified cost of cash denominated in foreign currencies was $59.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$8,765,570
Interest (a)		74,108

		8,839,678
Expenses
Management fees	$3,121,007
Distribution and service fees—Class B	145,138
Distribution and service fees—Class D	132,142
Distribution and service fees—Class E	37,459
Directors’ fees and expenses	50,166
Custodian and accounting	56,805
Audit and tax services	37,862
Legal	9,856
Shareholder reporting	100,122
Insurance	5,901
Miscellaneous	14,697

Total expenses		3,711,155

Net Investment Income		5,128,523

Net Realized and Unrealized Gain
Net realized gain on:
Investments		37,111,350
Net change in unrealized appreciation on:
Investments		20,978,196

Net realized and unrealized gain		58,089,546

Net Increase in Net Assets From Operations		$63,218,069

(a)	Includes net income on securities loaned of $74,107.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,128,523	$7,307,285
Net realized gain (loss)	37,111,350	(71,535,272)
Net change in unrealized appreciation	20,978,196	152,153,583

Increase in net assets from operations	63,218,069	87,925,596

From Distributions to Shareholders
Net investment income
Class A	(4,054,236)	(6,627,562)
Class B	(812,036)	(1,289,712)
Class D	(2,051,777)	(3,467,657)
Class E	(372,789)	(632,857)

Total distributions	(7,290,838)	(12,017,788)

Decrease in net assets from capital share transactions	(55,273,383)	(34,574,244)

Total increase in net assets	653,848	41,333,564

Net Assets
Beginning of the period	479,961,819	438,628,255

End of the period	$480,615,667	$479,961,819

Undistributed Net Investment Income
End of the period	$5,042,168	$7,221,778

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	32,721	$4,215,947	127,387	$12,831,066
Reinvestments	29,222	4,054,236	71,587	6,627,562
Redemptions	(295,911)	(38,274,095)	(335,092)	(35,753,320)

Net decrease	(233,968)	$(30,003,912)	(136,118)	$(16,294,692)

Class B
Sales	32,552	$4,179,321	60,097	$6,120,664
Reinvestments	5,866	812,036	13,953	1,289,712
Redemptions	(63,648)	(8,216,053)	(70,087)	(7,606,098)

Net increase (decrease)	(25,230)	$(3,224,696)	3,963	$(195,722)

Class D
Sales	80,243	$10,384,904	106,255	$11,343,655
Reinvestments	14,806	2,051,777	37,488	3,467,657
Redemptions	(241,859)	(31,227,520)	(281,394)	(30,046,007)

Net decrease	(146,810)	$(18,790,839)	(137,651)	$(15,234,695)

Class E
Sales	20,171	$2,601,861	24,185	$2,576,836
Reinvestments	2,692	372,789	6,847	632,857
Redemptions	(48,166)	(6,228,586)	(58,568)	(6,058,828)

Net decrease	(25,303)	$(3,253,936)	(27,536)	$(2,849,135)

Decrease derived from capital share transactions		$(55,273,383)		$(34,574,244)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$125.57	$106.51	$196.17	$208.36	$193.08

Income (Loss) From Investment Operations
Net investment income	1.51 (a)	1.90 (a)	2.88 (a)	2.81 (a)	2.58
Net realized and unrealized gain (loss) on investments	16.72	20.27	(72.50)	6.52	20.14

Total from investment operations	18.23	22.17	(69.62)	9.33	22.72

Less Distributions
Distributions from net investment income	(2.06)	(3.11)	(3.12)	(2.06)	(2.25)
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(2.06)	(3.11)	(20.04)	(21.52)	(7.44)

Net Asset Value, End of Period	$141.74	$125.57	$106.51	$196.17	$208.36

Total Return (%)	14.56	21.85	(38.95)	4.20	11.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.77	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	1.17	1.76	1.94	1.38	1.18
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$258.48	$258.36	$233.64	$447.66	$504.49

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$125.16	$106.08	$195.36	$207.58	$192.26

Income (Loss) From Investment Operations
Net investment income	1.19 (a)	1.61 (a)	2.51 (a)	2.30 (a)	2.10
Net realized and unrealized gain (loss) on investments	16.63	20.22	(72.26)	6.47	20.04

Total from investment operations	17.82	21.83	(69.75)	8.77	22.14

Less Distributions
Distributions from net investment income	(1.79)	(2.75)	(2.61)	(1.53)	(1.63)
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.79)	(2.75)	(19.53)	(20.99)	(6.82)

Net Asset Value, End of Period	$141.19	$125.16	$106.08	$195.36	$207.58

Total Return (%)	14.28	21.49	(39.10)	3.94	11.66

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	1.02	0.96	0.96	0.97
Ratio of net investment income to average net assets (%)	0.93	1.50	1.72	1.14	1.00
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$61.72	$57.87	$48.63	$75.73	$66.88

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

Selected per share data
	Class D
	Year ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$125.37	$106.29	$195.78	$207.95	$200.55

Income (Loss) From Investment Operations
Net investment income	1.38 (a)	1.78 (a)	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) on investments	16.68	20.26	(72.39)	6.49	5.60

Total from investment operations	18.06	22.04	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(1.95)	(2.96)	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	0.00

Total distributions	(1.95)	(2.96)	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$141.48	$125.37	$106.29	$195.78	$207.95

Total Return (%)	14.45	21.72	(39.01)	4.09	3.69	(c)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.87	0.81	0.81	0.82	(d)
Ratio of net investment income to average net assets (%)	1.07	1.66	1.84	1.27	1.25	(d)
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$134.87	$137.92	$131.56	$272.19	$337.46

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$125.24	$106.15	$195.49	$207.69	$192.40

Income (Loss) From Investment Operations
Net investment income	1.31 (a)	1.73 (a)	2.65 (a)	2.49 (a)	2.17
Net realized and unrealized gain (loss) on investments	16.66	20.25	(72.26)	6.48	20.18

Total from investment operations	17.97	21.98	(69.61)	8.97	22.35

Less Distributions
Distributions from net investment income	(1.90)	(2.89)	(2.81)	(1.71)	(1.87)
Distributions from net realized capital gains	0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.90)	(2.89)	(19.73)	(21.17)	(7.06)

Net Asset Value, End of Period	$141.31	$125.24	$106.15	$195.49	$207.69

Total Return (%)	14.40	21.66	(39.03)	4.04	11.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	0.92	0.86	0.86	0.87
Ratio of net investment income to average net assets (%)	1.02	1.62	1.78	1.22	1.05
Portfolio turnover rate (%)	74	133	191	145	213
Net assets, end of period (in millions)	$25.55	$25.81	$24.80	$51.62	$60.84

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$3,121,007	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$338,356,481	$0	$394,488,496

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$7,290,838	$12,017,788	$—	$—	$—	$—	$7,290,838	$12,017,788

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,069,399	$—	$60,299,434	$(226,229,706)	$(160,860,873)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$123,997,310	$102,232,396	$226,229,706

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FI Value Leaders Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Value Leaders Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-22

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Jennison Growth Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Jennison Growth Portfolio returned 11.63%, 11.31%, and 11.44%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 16.71%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equity market strength at the beginning and end of 2010, aided by continued, albeit slow, economic growth, more than offset declines during the year’s middle months, when expansion appeared to be losing steam.

In early 2010, distressed sale prices, low interest rates, increased mortgage credit, and tax credits stimulated housing activity. Manufacturing activity increased, and corporate profits improved largely due to workforce and inventory reductions.

Clouds began to gather further into the first quarter, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators.

In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated.

Domestic markets saw additional volatility linked to turns in Washington policy debates. In March, an overhaul in the U.S. health care system was enacted. In July, sweeping financial regulatory legislation was passed.

At the end of the period, consumer spending, retail sales, and personal income were rising. However, business production and housing measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investing and hiring.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio underperformed the benchmark, primarily due to the Financials and Health Care sectors. In addition, while the Portfolio had many holdings with large returns, these positions had relatively small portfolio weights.

In Health Care, stock selection and an overweight position were detrimental, especially earlier in the period when uncertainty about U.S. regulatory reform and Europe’s sovereign debt crisis took a toll. Baxter International fell on weakness in its blood plasma products business, while Gilead Sciences declined on concerns that health care reforms and exposure to European markets would reduce its growth rate. We eliminated the Portfolio’s position in Baxter.

Although a relatively small weight in the Portfolio, Financials holdings detracted from returns, reflecting in part exposure to industries the market deducted would most likely to be affected by yet undefined regulation. Charles Schwab declined, as low interest rates precipitated fee waivers on money market funds and reduced income on cash balances, reducing the company’s material earnings power. We continue to like Schwab’s resilient business model and best-in-class organic growth. We believe its sustainable competitive advantages include dominant market share, a leading brand name, and unit cost economies of scale.

Holdings in Consumer Staples failed to keep pace, as the benchmark’s tobacco constituents, not held in the Portfolio, outperformed dramatically.

Underweight positions in Industrials, Materials, and Energy detracted from relative performance, as well.

Stock selection contributed positively to return in Information Technology, where Baidu (China), VMware, Salesforce.com, NetApp, and Apple each rose 50% or more. Baidu is the world’s dominant Chinese-language Internet search engine. We believe the Chinese search market is still in its early growth stage and like Baidu’s improving execution and exploration of long-term monetization opportunities. Cloud-computing pioneer VMware used product cycles to upgrade customers to bigger license agreements and increased its share in the market of servers not yet virtualized. The increased acceptance of “software as a service,” another type of cloud-based opportunity, helped Salesforce.com expand to new markets and deepen relationships with existing customers. NetApp, which provides technology that simplifies storing, managing, protecting, and archiving enterprise data, rose on growth in the storage business spurred by increased digital content. The strong launch of iPad, international opportunities, and secular growth in Mac personal computers made 2010 another good year for Apple.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

Security selection was also beneficial in Energy, where oil services company Schlumberger advanced. The company continued to develop new products and technologies providing dominant market share in what we consider important secular growth markets.

An overweight position in Consumer Discretionary also worked well.

Over the course of 2010, we increased the Portfolio’s weights in Consumer Discretionary and Industrials, and decreased its weights in Health Care, Financials, and Information Technology.

The current consensus is that the U.S. economy will expand at a rate of 3% or more in 2011. We continue to seek opportunities in companies that can lead the recovery through above-average revenue and profits growth.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	11.63	2.66	4.14
Class B	11.31	2.40	3.88
Class E	11.44	2.50	5.79
Russell 1000 Growth Index	16.71	3.75	4.02

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	4.7
Amazon.com, Inc.	4.5
International Business Machines Corp.	3.2
Schlumberger, Ltd.	3.0
Google, Inc. (Class A)	2.8
The Walt Disney Co.	2.6
Nike, Inc.	2.3
Oracle Corp.	2.3
NetApp, Inc.	2.1
Occidental Petroleum Corp.	2.1

Top Sectors

% of Net Assets
Information Technology	32.6
Consumer Discretionary	21.6
Health Care	13.1
Industrials	9.1
Consumer Staples	8.4
Energy	6.3
Financials	3.4
Cash & Equivalents	3.4
Telecommunications	1.1
Materials	1.0

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.59%	$1,000.00	$1,243.30	$3.34
	Hypothetical*	0.59%	$1,000.00	$1,022.20	$3.01

Class B(a)	Actual	0.84%	$1,000.00	$1,242.00	$4.75
	Hypothetical*	0.84%	$1,000.00	$1,020.92	$4.28

Class E(a)	Actual	0.74%	$1,000.00	$1,243.00	$4.18
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—96.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.8%
Precision Castparts Corp.	281,468	$39,183,161
The Boeing Co.	357,739	23,346,047
United Technologies Corp.	300,453	23,651,660

		86,180,868

Air Freight & Logistics—1.6%
C. H. Robinson Worldwide, Inc. (b)	143,823	11,533,166
Expeditors International of Washington, Inc.	208,619	11,390,597
United Parcel Service, Inc. (Class B)	187,687	13,622,323

		36,546,086

Automobiles—0.5%
Bayerische Motoren Werke AG (EUR)	130,826	10,304,557

Beverages—1.4%
Anheuser-Busch InBev NV (ADR)	550,157	31,408,463

Biotechnology—2.9%
Celgene Corp. (a)	614,471	36,339,815
Gilead Sciences, Inc. (a)	306,621	11,111,945
Vertex Pharmaceuticals, Inc. (a)	530,648	18,588,599

		66,040,359

Capital Markets—3.4%
Morgan Stanley	408,933	11,127,067
The Charles Schwab Corp. (b)	1,355,894	23,199,346
The Goldman Sachs Group, Inc.	260,700	43,839,312

		78,165,725

Chemicals—1.0%
Monsanto Co.	316,784	22,060,838

Communications Equipment—5.1%
Cisco Systems, Inc. (a)	1,541,144	31,177,343
Juniper Networks, Inc. (a)	1,285,369	47,455,824
QUALCOMM, Inc.	762,049	37,713,805

		116,346,972

Computers & Peripherals—7.1%
Apple, Inc. (a)	332,784	107,342,807
Hewlett-Packard Co.	147,229	6,198,341
NetApp, Inc. (a) (b)	896,773	49,286,644

		162,827,792

Energy Equipment & Services—3.0%
Schlumberger, Ltd.	810,455	67,672,992

Food & Staples Retailing—3.0%
Costco Wholesale Corp. (b)	465,929	33,644,733
Whole Foods Market, Inc. (a) (b)	697,410	35,281,972

		68,926,705

Food Products—3.3%
Kraft Foods, Inc. (Class A) (b)	916,556	28,880,679

Security Description	Shares	Value*

Food Products—(Continued)
Mead Johnson Nutrition Co.	368,203	$22,920,637
Unilever plc (ADR) (b)	752,044	23,223,119

		75,024,435

Health Care Providers & Services—3.0%
Express Scripts, Inc. (a)	726,693	39,277,756
Medco Health Solutions, Inc. (a)	486,014	29,778,078

		69,055,834

Hotels, Restaurants & Leisure—4.2%
Marriott International, Inc. (b)	916,805	38,084,080
McDonald’s Corp.	322,863	24,782,964
Starbucks Corp.	1,044,036	33,544,876

		96,411,920

Internet & Catalog Retail—4.5%
Amazon.com, Inc. (a)	572,167	102,990,060

Internet Software & Services—5.5%
Baidu, Inc. (ADR) (a)	345,652	33,365,787
Google, Inc. (Class A) (a)	107,881	64,078,078
Mail.ru Group, Ltd. (GDR) (144A) (a)	315,629	11,362,644
Tencent Holdings, Ltd. (HKD)	740,122	16,276,705

		125,083,214

IT Services—6.4%
Cognizant Technology Solutions Corp. (Class A) (a)	161,518	11,837,654
International Business Machines Corp.	497,786	73,055,073
MasterCard, Inc.	180,023	40,344,955
Visa, Inc. (Class A)	286,702	20,178,087

		145,415,769

Life Sciences Tools & Services—2.9%
Agilent Technologies, Inc. (a)	1,017,245	42,144,460
Illumina, Inc. (a) (b)	400,367	25,359,246

		67,503,706

Machinery—2.7%
Deere & Co.	393,677	32,694,875
Ingersoll-Rand plc (b)	639,932	30,134,398

		62,829,273

Media—2.6%
The Walt Disney Co.	1,612,099	60,469,833

Multiline Retail—2.5%
Dollar General Corp. (a) (b)	794,735	24,374,523
Target Corp.	535,601	32,205,688

		56,580,211

Oil, Gas & Consumable Fuels—3.3%
Apache Corp.	227,878	27,169,894

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Occidental Petroleum Corp.	499,615	$49,012,231

		76,182,125

Personal Products—0.7%
The Estee Lauder Cos., Inc. (b)	205,635	16,594,745

Pharmaceuticals—4.3%
Abbott Laboratories	241,591	11,574,625
Allergan, Inc.	372,669	25,591,180
Shire plc (ADR)	382,321	27,672,394
Teva Pharmaceutical Industries, Ltd. (ADR)	635,659	33,136,904

		97,975,103

Road & Rail—1.0%
Union Pacific Corp.	254,825	23,612,085

Semiconductors & Semiconductor Equipment—1.5%
Broadcom Corp.	698,491	30,419,283
Marvell Technology Group, Ltd. (a)	249,088	4,620,582

		35,039,865

Software—6.9%
Oracle Corp.	1,652,629	51,727,288
Red Hat, Inc. (a)	475,708	21,716,070
Salesforce.com, Inc. (a) (b)	303,499	40,061,868
VMware, Inc. (a) (b)	509,491	45,298,845

		158,804,071

Specialty Retail—1.3%
Tiffany & Co. (b)	401,109	24,977,058
Urban Outfitters, Inc. (a) (b)	101,482	3,634,070

		28,611,128

Textiles, Apparel & Luxury Goods—6.1%
Coach, Inc.	595,634	32,944,516
LVMH Moet Hennessy Louis Vuitton S.A. (ADR)	137,129	4,545,826
Nike, Inc. (b)	614,261	52,470,175
Phillips-Van Heusen Corp. (b)	226,974	14,301,632
Polo Ralph Lauren Corp. (b)	319,180	35,403,446

		139,665,595

Wireless Telecommunication Services—1.1%
American Tower Corp. (Class A) (a)	500,008	25,820,413

Total Common Stock (Identified Cost $1,710,743,785)		2,210,150,742

Short Term Investments—6.1%
Security Description	Shares/Par Amount	Value*

Mutual Funds—2.6%
State Street Navigator Securities Lending Prime Portfolio (c)	58,214,874	$58,214,874

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $80,600,067 on 01/03/11, collateralized by $85,530,000 Federal National Mortgage Association due 10/22/13 with a value of $82,215,713.	$80,600,000	80,600,000

Total Short Term Investments (Identified Cost $138,814,874)		138,814,874

Total Investments—102.7% (Identified Cost $1,849,558,659) (d)		2,348,965,616
Liabilities in excess of other assets		(60,905,431)

Net Assets—100.0%		$2,288,060,185

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $59,735,974 and the collateral received consisted of cash in the amount of $58,214,874 and non-cash collateral with a value of $3,107,491. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,857,417,579. The aggregate unrealized appreciation and depreciation of investments was $510,120,245 and $(18,572,208), respectively, resulting in net unrealized appreciation of $491,548,037 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $11,362,644, which is 0.5% of net assets.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$86,180,868	$—	$—	$86,180,868
Air Freight & Logistics	36,546,086	—	—	36,546,086
Automobiles	—	10,304,557	—	10,304,557
Beverages	31,408,463	—	—	31,408,463
Biotechnology	66,040,359	—	—	66,040,359
Capital Markets	78,165,725	—	—	78,165,725
Chemicals	22,060,838	—	—	22,060,838
Communications Equipment	116,346,972	—	—	116,346,972
Computers & Peripherals	162,827,792	—	—	162,827,792
Energy Equipment & Services	67,672,992	—	—	67,672,992
Food & Staples Retailing	68,926,705	—	—	68,926,705
Food Products	75,024,435	—	—	75,024,435
Health Care Providers & Services	69,055,834	—	—	69,055,834
Hotels, Restaurants & Leisure	96,411,920	—	—	96,411,920
Internet & Catalog Retail	102,990,060	—	—	102,990,060
Internet Software & Services	97,443,865	27,639,349	—	125,083,214
IT Services	145,415,769	—	—	145,415,769
Life Sciences Tools & Services	67,503,706	—	—	67,503,706
Machinery	62,829,273	—	—	62,829,273
Media	60,469,833	—	—	60,469,833
Multiline Retail	56,580,211	—	—	56,580,211
Oil, Gas & Consumable Fuels	76,182,125	—	—	76,182,125
Personal Products	16,594,745	—	—	16,594,745
Pharmaceuticals	97,975,103	—	—	97,975,103
Road & Rail	23,612,085	—	—	23,612,085
Semiconductors & Semiconductor Equipment	35,039,865	—	—	35,039,865
Software	158,804,071	—	—	158,804,071
Specialty Retail	28,611,128	—	—	28,611,128
Textiles, Apparel & Luxury Goods	139,665,595	—	—	139,665,595
Wireless Telecommunication Services	25,820,413	—	—	25,820,413
Total Common Stock	2,172,206,836	37,943,906	—	2,210,150,742
Short Term Investments
Mutual Funds	58,214,874	—	—	58,214,874
Repurchase Agreement	—	80,600,000	—	80,600,000
Total Short Term Investments	58,214,874	80,600,000	—	138,814,874
Total Investments	$2,230,421,710	$118,543,906	$—	$2,348,965,616

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$2,348,965,616
Cash		359
Receivable for:
Securities sold		3,208,859
Fund shares sold		1,041,496
Accrued interest and dividends		1,946,878
Foreign taxes		68,489

Total Assets		2,355,231,697
Liabilities
Payable for:
Securities purchased	$6,852,888
Fund shares redeemed	792,549
Collateral for securities loaned	58,214,874
Accrued expenses:
Management fees	1,080,006
Distribution and service fees	90,626
Deferred directors’ fees	19,332
Other expenses	121,237

Total Liabilities		67,171,512

Net Assets		$2,288,060,185

Net assets consists of:
Paid in surplus		$1,861,101,775
Undistributed net investment income		5,580,057
Accumulated net realized losses		(78,028,604)
Unrealized appreciation on investments		499,406,957

Net Assets		$2,288,060,185

Net Assets
Class A		$1,852,811,317
Class B		425,040,846
Class E		10,208,022
Capital Shares (Authorized) Outstanding
Class A (210,000,000)		152,993,021
Class B (60,000,000)		35,379,851
Class E (5,000,000)		845,740
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.11
Class B		12.01
Class E		12.07

(a)	Identified cost of investments was $1,849,558,659.
(b)	Includes securities on loan with a value of $59,735,974.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$18,579,329
Interest (b)		88,300

		18,667,629
Expenses
Management fees	$12,341,424
Distribution and service fees—Class B	920,260
Distribution and service fees—Class E	13,204
Directors’ fees and expenses	49,089
Custodian and accounting	152,573
Audit and tax services	38,312
Legal	36,159
Shareholder reporting	165,298
Insurance	23,442
Miscellaneous	17,190

Total expenses	13,756,951
Less broker commission recapture	(289,362)
Management fee waivers	(912,839)	12,554,750

Net Investment Income		6,112,879

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	63,842,795
Futures contracts	104,831
Foreign currency transactions	(45,591)	63,902,035

Net change in unrealized appreciation on:
Investments		170,293,194

Net realized and unrealized gain		234,195,229

Net Increase in Net Assets From Operations		$240,308,108

(a)	Net of foreign taxes of $440,276.
(b)	Includes net income on securities loaned of $84,108.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,112,879	$5,700,262
Net realized gain (loss)	63,902,035	(156,906)
Net change in unrealized appreciation	170,293,194	513,379,400

Increase in net assets from operations	240,308,108	518,922,756

From Distributions to Shareholders
Net investment income
Class A	(9,830,423)	(1,461,647)
Class B	(1,431,963)	0
Class E	(42,546)	(1,708)

Total distributions	(11,304,932)	(1,463,355)

Increase in net assets from capital share transactions	76,972,619	560,933,525

Total increase in net assets	305,975,795	1,078,392,926

Net Assets
Beginning of the period	1,982,084,390	903,691,464

End of the period	$2,288,060,185	$1,982,084,390

Undistributed Net Investment Income
End of the period	$5,580,057	$11,104,990

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	23,631,622	$259,834,993	71,690,076	$610,298,375
Reinvestments	855,563	9,830,423	181,797	1,461,647
Redemptions	(20,099,844)	(224,532,861)	(9,473,369)	(83,880,191)

Net increase	4,387,341	$45,132,555	62,398,504	$527,879,831

Class B
Sales	8,103,250	$87,739,550	8,881,403	$79,347,784
Reinvestments	125,391	1,431,963	0	0
Redemptions	(5,314,982)	(57,129,827)	(5,311,430)	(46,774,684)

Net increase	2,913,659	$32,041,686	3,569,973	$32,573,100

Class E
Sales	262,286	$2,987,878	250,528	$2,192,845
Reinvestments	3,713	42,546	213	1,708
Redemptions	(294,902)	(3,232,046)	(191,360)	(1,713,959)

Net increase (decrease)	(28,903)	$(201,622)	59,381	$480,594

Increase derived from capital share transactions		$76,972,619		$560,933,525

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.91	$7.81	$13.62	$12.71	$12.38

Income (Loss) From Investment Operations
Net investment income	0.04 (a)	0.04 (a)	0.05 (a)	0.06 (a)	0.03
Net realized and unrealized gain (loss) on investments	1.23	3.08	(4.61)	1.39	0.31

Total from investment operations	1.27	3.12	(4.56)	1.45	0.34

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	(0.28)	(0.06)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.97)	(0.48)	(0.01)

Total distributions	(0.07)	(0.02)	(1.25)	(0.54)	(0.01)

Net Asset Value, End of Period	$12.11	$10.91	$7.81	$13.62	$12.71

Total Return (%)	11.63	39.99	(36.43)	11.67	2.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.66	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (b)	0.59	0.64	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	0.44	0.47	0.44	0.31
Portfolio turnover rate (%)	66	58	78	71	66
Net assets, end of period (in millions)	$1,852.81	$1,621.03	$673.25	$1,016.21	$1,012.20

	Class B
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.83	$7.76		$13.53	$12.63	$12.33

Income (Loss) From Investment Operations
Net investment income	0.01 (a)	0.02	(a)	0.02 (a)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.21	3.05		(4.57)	1.39	0.30

Total from investment operations	1.22	3.07		(4.55)	1.41	0.31

Less Distributions
Distributions from net investment income	(0.04)	0.00		(0.25)	(0.03)	0.00
Distributions from net realized capital gains	0.00	0.00		(0.97)	(0.48)	(0.01)

Total distributions	(0.04)	0.00		(1.22)	(0.51)	(0.01)

Net Asset Value, End of Period	$12.01	$10.83		$7.76	$13.53	$12.63

Total Return (%)	11.31	39.56		(36.54)	11.39	2.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.91		0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (b)	0.84	0.89		N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.10	0.20		0.22	0.18	0.06
Portfolio turnover rate (%)	66	58		78	71	66
Net assets, end of period (in millions)	$425.04	$351.54		$224.10	$293.81	$300.05

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.88	$7.78		$13.58	$12.67	$12.36

Income (Loss) From Investment Operations
Net investment income	0.02 (a)	0.03	(a)	0.03 (a)	0.04 (a)	0.02
Net realized and unrealized gain (loss) on investments	1.22	3.07		(4.60)	1.39	0.30

Total from investment operations	1.24	3.10		(4.57)	1.43	0.32

Less Distributions
Distributions from net investment income	(0.05)	(0.00	)(c)	(0.26)	(0.04)	0.00
Distributions from net realized capital gains	0.00	0.00		(0.97)	(0.48)	(0.01)

Total distributions	(0.05)	(0.00)		(1.23)	(0.52)	(0.01)

Net Asset Value, End of Period	$12.07	$10.88		$7.78	$13.58	$12.67

Total Return (%)	11.44	39.88		(36.57)	11.54	2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.81		0.82	0.82	0.84
Net ratio of expenses to average net assets (%) (b)	0.74	0.79		N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.21	0.30		0.31	0.28	0.24
Portfolio turnover rate (%)	66	58		78	71	66
Net assets, end of period (in millions)	$10.21	$9.51		$6.35	$12.31	$13.09

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$12,341,424	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	Over $300 million and less than $1.8 billion
0.080%	On amounts in excess of $1.8 billion

An identical expense agreement was in place for the period October 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,300,471,131	$0	$1,287,714,127

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27 through April 29, 2010, the Portfolio bought and sold $42,349,428 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contracts. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $104,831 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-17

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$11,304,932	$1,463,355	$—	$—	$—	$—	$11,304,932	$1,463,355

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,599,389	$—	$491,548,037	$(70,169,684)	$426,977,742

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$23,998,541	$46,171,143	$70,169,684

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors also considered MetLife Advisers’ proposals to amend the BlackRock Large Cap Value Portfolio’s and Jennison Growth Portfolio’s Subadvisory Agreements effective January 1, 2011, which were presented at the November 16-17 meeting and were intended to lower the subadvisory fee schedules applicable to those Portfolios’ respective subadvisers. With respect to both of these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers,

MSF-23

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Core Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 27.53%, 27.21%, and 27.34%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 26.85%.

MARKET ENVIRONMENT/CONDITIONS

Global equity markets continued the uptrend which began in the third quarter, and finished the year with solid gains across all major equity categories. Such a powerful second half of 2010 seemed improbable just last summer, when concerns over a potential double dip recession dominated investor thinking. Macro issues, such as the ongoing financial challenges within the European Union, remain unresolved. However, these macro concerns have remained manageable in the eyes of equity investors. United States indices as well as select northern European and emerging market indices posted excellent returns for the year.

The major drivers of improved performance stem from better economic growth prospects, leading to higher than expected earnings growth. Investors are further raising expectations for earnings and dividend growth in 2011. For example, consensus earnings estimates compiled by Standard and Poor’s (S&P) anticipate earnings-per-share (EPS) growth for the S&P 500 of more than 13% compared to 2010. This would be on top of earnings growth of 45%+ likely to be reported when the books are finally closed on the 2010 EPS reports. In addition, the Federal Reserve’s large scale asset purchase program (QE2) has been supportive of investor confidence even as treasury rates have increased in recent months. Equity investors have for the most part viewed moderately higher Treasury rates as a sign of improving business prospects rather than a sign of worries over inflation and a signal of an imminently tighter monetary policy.

For the year, the S&P 500 posted a total return of just over 15%, a solid performance in the second year of recovery from the 2008-early 2009 financial crisis. Mid cap and small cap stocks performed even better, with the Russell Midcap Index up over 25%, and the Russell 2000 taking top honors with a gain of nearly 27%. For the year, the growth indices posted slightly higher returns than the value indices, but both growth and value style indices performed very well. Rather than picking between growth and value indices, the real difference in total performance depended on the allocation to mid and small companies in contrast to the larger stocks represented by the capitalization weighted S&P 500.

Globally, the MSCI World posted a total return near 12%, while the MSCI Emerging Markets was even stronger, returning near 19%. Stylistically, the MSCI World growth index outperformed the value index by approximately two times, while similar to U.S. trends, midcap stocks tended to perform better than many large caps.

PORTFOLIO REVIEW/CURRENT POSITIONING

As the year began, we maintained our high-quality bias in the Portfolio as we believed company specific fundamentals were healthy and the economic environment would improve as we proceeded through the year. Although we started the year with a difficult first quarter on a relative basis, this belief came to fruition as the Portfolio and small cap stocks posted strong absolute returns. The low-quality rally that was prevalent in much of 2009 reemerged in the first quarter of 2010 and then began to fade. Despite the results in the first quarter, we remained dedicated to our process and continued to invest from the bottom up in high quality companies with strong business models and excellent long term growth opportunities. This high quality bias benefited the Portfolio for the full year despite the slow start as the characteristics of the market changed in our favor. The end result led to favorable performance for the Portfolio relative to the market and peer group for the full year.

For the year, stock selection in the Consumer Discretionary and Healthcare sectors was the largest contributor to the Portfolio’s relative performance. On an absolute basis the Consumer Discretionary sector was also the Portfolio’s strongest contributor followed by the economically sensitive Industrials sector. Within the Consumer Discretionary sector, Fossil, Inc. and Tenneco, Inc. were the top relative contributors for the year. Tenneco, a supplier of products and systems to the automotive and commercial vehicle markets, was a new addition to the Portfolio early in 2010. The stock rose sharply as earnings growth reflected a recovery in its target markets. Fossil, a designer, developer and distributor of fashion accessories such as watches, belts and handbags, reported earnings well above investors’ expectations as watch sales rebounded from a weak year in 2009. The stock was eliminated from the Portfolio late in the year following strong price appreciation.

In the Healthcare sector, the top two performing stocks on a relative basis were eV3, Inc. and Perrigo. eV3, a medical device company focused on catheter based technologies for minimally invasive procedures, shares rose in the second quarter after it was announced that the company was going to be acquired by Covidien, a much larger healthcare company. Perrigo, a manufacturer of store-brand, over-the-counter pharmaceuticals, rose sharply throughout the year following a series of positive earnings reports. As of December 31, 2010 the Portfolio no longer held positions in Fossil, eV3 or Perrigo.

On the negative side, stock selection in Financials was the largest detractor to the Portfolio’s relative performance. The Telecommunications sector was the only sector that contributed negatively to the Portfolio’s absolute performance in 2010, but the effect was minimal. In the Financials sector, Stifel Financial Corp. and Washington Federal were the largest detractors to performance on a relative basis. Stifel Financial, a holding company providing

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

brokerage, investment banking and money management services, lagged the market as retail brokerage and investment banking activity remained sluggish for most of the year. Washington Federal, a bank holding company in the Northwest U.S., declined as credit issues and exposure to real estate weighed on the shares. Our position in Washington Federal was eliminated during the fourth quarter.

By year end, the Industrials and Information Technology sectors were our largest overweights and the Healthcare and Financials sectors were our largest underweights versus the benchmark. Our focus remained on positioning the Portfolio in leadership sectors and stocks that we believed could generate long-term returns as the economy continued to expand. From year-end 2009, the largest shifts in the Portfolio came from increasing our weight in the Financials and Materials sectors and reducing our exposure to the Healthcare and Information Technology sectors.

John J. Slavik,

Mark F. Burns

Joseph R. Gatz

Daniel G. Thelen

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Core Portfolio
Class A	27.53	6.81	5.38	—
Class B	27.21	6.55	—	9.91
Class E	27.34	6.65	—	6.29
Russell 2000 Index	26.85	4.47	6.33	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B and Class E shares are 5/2/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Atlas Air Worldwide Holdings, Inc.	1.0
Stifel Financial Corp.	1.0
Oceaneering International, Inc.	1.0
Signature Bank	0.9
Waste Connections, Inc.	0.9
Rollins, Inc.	0.9
Tenneco, Inc.	0.9
Genesee & Wyoming, Inc.	0.8
UGI Corp.	0.8
Ariba, Inc.	0.7

Top Sectors

% of Net Assets
Information Technology	19.7
Financials	19.3
Industrials	17.4
Consumer Discretionary	14.4
Health Care	9.4
Energy	6.6
Materials	5.1
Consumer Staples	3.6
Utilities	2.3
Cash & Equivalents	2.2

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.91%	$1,000.00	$1,316.80	$5.31
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.63

Class B(a)	Actual	1.16%	$1,000.00	$1,315.20	$6.77
	Hypothetical*	1.16%	$1,000.00	$1,019.29	$5.90

Class E(a)	Actual	1.06%	$1,000.00	$1,315.80	$6.19
	Hypothetical*	1.06%	$1,000.00	$1,019.80	$5.40

* Hypothetical assumes a rate of return as 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—97.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.0%
HEICO Corp. (Class B) (b)	31,705	$1,617,906
Hexcel Corp. (a)	107,193	1,939,121
Ladish Co., Inc. (a)	18,337	891,362

		4,448,389

Air Freight & Logistics—1.5%
Atlas Air Worldwide Holdings, Inc. (a)	82,060	4,581,410
HUB Group, Inc. (a)	57,656	2,026,032

		6,607,442

Auto Components—1.7%
Amerigon, Inc. (a)	175,643	1,910,996
Dana Holding Corp. (a)	103,223	1,776,468
Tenneco, Inc. (a)	89,391	3,679,333

		7,366,797

Biotechnology—1.2%
Cepheid, Inc. (a) (b)	86,413	1,965,896
Clinical Data, Inc. (a) (b)	58,828	935,953
Genomic Health, Inc. (a)	45,366	970,379
Pharmasset, Inc. (a) (b)	25,400	1,102,614

		4,974,842

Building Products—0.9%
Armstrong World Industries, Inc. (a) (b)	24,901	1,070,743
Griffon Corp. (a) (b)	78,003	993,758
Trex Co., Inc. (a)	76,208	1,825,944

		3,890,445

Capital Markets—2.9%
Ares Capital Corp.	127,520	2,101,530
Evercore Partners, Inc. (b)	58,586	1,991,924
Fifth Street Finance Corp.	165,476	2,008,879
Greenhill & Co., Inc.	20,511	1,675,338
JMP Group, Inc. (b)	37,846	288,765
Stifel Financial Corp. (a) (b)	70,546	4,376,674

		12,443,110

Chemicals—3.0%
Calgon Carbon Corp. (a) (b)	61,768	933,932
Chemtura Corp. (a)	114,685	1,832,666
Ferro Corp. (a) (b)	140,661	2,059,277
Koppers Holdings, Inc. (b)	61,464	2,199,182
Minerals Technologies, Inc. (b)	18,036	1,179,735
Olin Corp. (b)	56,123	1,151,644
W.R. Grace & Co. (a)	64,254	2,257,243
Zep, Inc. (b)	53,949	1,072,506

		12,686,185

Commercial Banks—5.5%
Cathay General Bancorp	151,143	2,524,088
City National Corp.	20,093	1,232,906
CVB Financial Corp. (b)	135,149	1,171,742
First Financial Bancorp (b)	108,992	2,014,172

Security Description	Shares	Value*

Commercial Banks—(Continued)
First Horizon National Corp. (a) (b)	203,841	$2,401,245
First Midwest Bancorp, Inc.	96,152	1,107,671
Iberiabank Corp. (b)	30,286	1,790,811
Popular, Inc. (a)	539,913	1,695,327
Prosperity Bancshares, Inc.	44,806	1,759,980
Signature Bank (a)	80,455	4,022,750
SVB Financial Group (a) (b)	36,292	1,925,291
Wintrust Financial Corp.	59,232	1,956,433

		23,602,416

Commercial Services & Supplies—2.9%
KAR Auction Services, Inc. (a)	36,304	500,995
McGrath Rentcorp	53,437	1,401,118
Rollins, Inc. (b)	189,473	3,742,082
Standard Parking Corp. (a)	113,328	2,140,766
Team, Inc. (a) (b)	27,286	660,321
Waste Connections, Inc. (b)	143,483	3,950,087

		12,395,369

Communications Equipment—1.6%
ADTRAN, Inc. (b)	48,310	1,749,305
Aruba Networks, Inc. (a)	55,799	1,165,083
Brocade Communications Systems, Inc. (a)	186,745	987,881
Ciena Corp. (a) (b)	98,199	2,067,089
Netgear, Inc. (a)	24,610	828,865

		6,798,223

Construction & Engineering—0.7%
MasTec, Inc. (a) (b)	95,012	1,386,225
MYR Group, Inc. (a)	77,160	1,620,360

		3,006,585

Consumer Finance—1.2%
Cash America International, Inc.	36,027	1,330,477
Dollar Financial Corp. (a) (b)	89,359	2,558,348
Netspend Holdings, Inc. (a) (b)	112,168	1,437,994

		5,326,819

Containers & Packaging—0.3%
Temple-Inland, Inc.	69,926	1,485,228

Distributors—0.2%
Core-Mark Holding Co., Inc. (a) (b)	26,618	947,335

Diversified Consumer Services— 0.4%
K12, Inc. (a)	62,410	1,788,671

Diversified Financial Services—1.3%
MarketAxess Holdings, Inc.	77,138	1,605,242
MSCI, Inc. (a)	51,474	2,005,427
PHH Corp. (a)	75,626	1,750,742

		5,361,411

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Electric Utilities—1.3%
Allete, Inc.	45,545	$1,697,007
ITC Holdings Corp.	32,256	1,999,227
UIL Holdings Corp.	58,660	1,757,453

		5,453,687

Electrical Equipment—2.5%
AZZ, Inc.	38,919	1,557,149
Encore Wire Corp.	24,747	620,655
GrafTech International, Ltd. (a)	110,806	2,198,391
II-VI, Inc. (a)	50,224	2,328,384
LaBarge, Inc. (a)	17,763	279,057
Polypore International, Inc. (a)	43,000	1,751,390
Thomas & Betts Corp. (a)	37,153	1,794,490

		10,529,516

Electronic Equipment, Instruments & Components—3.4%
Cognex Corp.	55,624	1,636,458
IPG Photonics Corp. (a) (b)	62,449	1,974,637
Littelfuse, Inc. (a)	31,401	1,477,731
Maxwell Technologies, Inc.	91,113	1,721,125
Methode Electronics, Inc.	130,520	1,692,844
Rofin-Sinar Technologies, Inc. (a)	37,338	1,323,259
Rogers Corp. (a)	30,024	1,148,418
Scansource, Inc. (a)	67,983	2,168,658
TTM Technologies, Inc. (a)	99,530	1,483,992

		14,627,122

Energy Equipment & Services—2.5%
Dresser-Rand Group, Inc. (a)	45,642	1,943,893
Lufkin Industries, Inc.	43,482	2,712,842
Oceaneering International, Inc. (a)	56,860	4,186,602
T-3 Energy Services, Inc. (a) (b)	49,491	1,971,226

		10,814,563

Food & Staples Retailing—0.9%
BJ’s Wholesale Club, Inc. (a)	21,946	1,051,213
Spartan Stores, Inc.	100,389	1,701,594
The Fresh Market, Inc. (a)	26,538	1,093,366

		3,846,173

Food Products—2.7%
Corn Products International, Inc.	41,001	1,886,046
Darling International, Inc. (a)	167,749	2,227,707
Diamond Foods, Inc. (b)	40,632	2,160,810
Fresh Del Monte Produce, Inc. (a) (b)	41,890	1,045,155
J&J Snack Foods Corp.	44,615	2,152,228
Pilgrim’s Pride Corp. (a)	187,469	1,329,155
Snyders-Lance, Inc.	29,916	701,231

		11,502,332

Gas Utilities—0.8%
UGI Corp.	105,127	3,319,911

Security Description	Shares	Value*

Health Care Equipment & Supplies —3.5%
Alere, Inc.(a) (b)	19,526	$714,651
Align Technology, Inc. (a)	82,554	1,613,105
Haemonetics Corp. (a)	16,754	1,058,518
Insulet Corp. (a)	105,202	1,630,631
NxStage Medical, Inc. (a)	57,977	1,442,468
ResMed, Inc. (a) (b)	53,028	1,836,890
Teleflex, Inc.	26,766	1,440,278
Volcano Corp. (a) (b)	61,657	1,683,853
West Pharmaceutical Services, Inc. (b)	32,630	1,344,356
Zoll Medical Corp. (a)	62,534	2,328,141

		15,092,891

Health Care Providers & Services—2.6%
ExamWorks Group, Inc. (a) (b)	83,163	1,536,852
Hanger Orthopedic Group, Inc. (a)	84,919	1,799,434
HMS Holdings Corp. (a)	30,582	1,980,796
Mednax, Inc. (a)	27,071	1,821,608
MWI Veterinary Supply, Inc. (a)	28,315	1,788,092
WellCare Health Plans, Inc. (a)	66,414	2,007,031

		10,933,813

Health Care Technology—0.9%
MedAssets, Inc. (a) (b)	82,025	1,656,085
SXC Health Solutions Corp. (a)	46,104	1,976,017

		3,632,102

Hotels, Restaurants & Leisure—2.3%
Bob Evans Farms, Inc. (b)	40,001	1,318,433
California Pizza Kitchen, Inc. (a)	49,525	855,792
Isle of Capri Casinos, Inc. (a) (b)	60,331	616,583
Life Time Fitness, Inc. (a)	46,549	1,908,043
Panera Bread Co. (a) (b)	18,776	1,900,319
Texas Roadhouse, Inc. (a)	102,681	1,763,033
Wyndham Worldwide Corp.	54,455	1,631,472

		9,993,675

Household Durables—1.1%
Jarden Corp. (a)	45,023	1,389,860
Leggett & Platt, Inc.	54,319	1,236,300
Tempur-Pedic International, Inc. (a)	54,441	2,180,907

		4,807,067

Industrial Conglomerates—0.4%
Raven Industries, Inc.	39,170	1,868,017

Insurance—2.7%
Aspen Insurance Holdings, Ltd.	57,943	1,658,329
Employers Holdings, Inc.	95,345	1,666,630
HCC Insurance Holdings, Inc.	75,562	2,186,764
Old Republic International Corp.	114,406	1,559,354
ProAssurance Corp. (a)	28,369	1,719,161
Reinsurance Group of America, Inc.	26,301	1,412,627
The Hanover Insurance Group, Inc.	29,940	1,398,797

		11,601,662

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—0.2%
HSN, Inc. (a) (b)	31,219	$956,550

Internet Software & Services—2.5%
Ancestry.com, Inc. (a)	50,264	1,423,477
Constant Contact, Inc. (a) (b)	55,785	1,728,777
Dice Holdings, Inc. (a)	66,211	950,128
IAC/InterActiveCorp. (a)	44,573	1,279,245
Monster Worldwide, Inc. (a) (b)	53,653	1,267,820
Vocus, Inc. (a)	64,812	1,792,700
WebMD Health Corp. (a)	42,052	2,147,175

		10,589,322

IT Services—1.5%
Alliance Data Systems Corp. (a) (b)	14,638	1,039,737
iGate Corp.	54,892	1,081,922
Sapient Corp. (a)	145,703	1,763,006
Wright Express Corp. (a)	57,283	2,635,018

		6,519,683

Life Sciences Tools & Services—0.4%
Mettler-Toledo International, Inc. (a)	5,493	830,596
Pharmaceutical Product Development, Inc.	38,270	1,038,648

		1,869,244

Machinery—4.1%
Actuant Corp. (b)	77,221	2,055,623
Albany International Corp.	109,911	2,603,792
Altra Holdings, Inc. (a) (b)	97,614	1,938,614
ArvinMeritor, Inc. (a)	31,090	637,967
Chart Industries, Inc. (a)	26,729	902,906
Commercial Vehicle Group, Inc. (a)	71,469	1,161,371
John Bean Technologies Corp.	83,276	1,676,346
Middleby Corp. (a)	9,541	805,451
RBC Bearings, Inc. (a) (b)	33,650	1,315,042
Wabash National Corp. (a)	155,683	1,844,843
Wabtec Corp.	21,447	1,134,332
Westport Innovations, Inc. (a)	75,394	1,396,297

		17,472,584

Marine—0.3%
Kirby Corp. (a) (b)	27,014	1,189,967

Media—2.5%
Arbitron, Inc.	37,093	1,540,101
Harte-Hanks, Inc.	41,150	525,486
IMAX Corp. (a) (b)	69,909	1,960,947
John Wiley & Sons, Inc. (b)	52,043	2,354,425
Liberty Media Starz Group (Series A) (a)	40,699	2,705,670
Madison Square Garden, Inc. (a)	56,217	1,449,274

		10,535,903

Metals & Mining—1.5%
Haynes International, Inc. (b)	33,330	1,394,194

Security Description	Shares	Value*

Metals & Mining—(Continued)
Horsehead Holding Corp. (a)	137,342	$1,790,940
Reliance Steel & Aluminum Co.	42,736	2,183,809
Schnitzer Steel Industries, Inc.	18,758	1,245,344

		6,614,287

Multiline Retail—0.4%
Fred’s, Inc. (b)	116,167	1,598,458

Oil, Gas & Consumable Fuels—4.1%
Approach Resources, Inc. (a)	48,035	1,109,609
Berry Petroleum Co. (b)	48,256	2,108,787
Brigham Exploration Co. (a)	63,456	1,728,542
Cloud Peak Energy, Inc. (a)	53,161	1,234,930
Comstock Resources, Inc. (a) (b)	91,097	2,237,342
Energy Partners, Ltd. (a)	99,753	1,482,330
Oasis Petroleum, Inc. (a) (b)	52,894	1,434,485
Petroleum Development Corp. (a)	25,658	1,083,024
Rosetta Resources, Inc. (a)	79,456	2,990,724
World Fuel Services Corp. (b)	61,027	2,206,736

		17,616,509

Paper & Forest Products—0.3%
Deltic Timber Corp. (b)	20,356	1,146,857

Pharmaceuticals—1.1%
Inspire Pharmaceuticals, Inc. (a)	164,541	1,382,144
Nektar Therapeutics (a) (b)	91,613	1,177,227
Obagi Medical Products, Inc. (a)	61,372	708,847
Questcor Pharmaceuticals, Inc. (a )	86,923	1,280,376

		4,548,594

Professional Services—1.5%
ICF International, Inc. (a) (b)	71,312	1,834,145
IHS, Inc. (a) (b)	29,400	2,363,466
The Advisory Board Co. (a) (b)	44,077	2,099,387

		6,296,998

Real Estate Investment Trusts—4.9%
American Campus Communities, Inc. (b)	82,317	2,614,388
BioMed Realty Trust, Inc.	113,245	2,112,019
DuPont Fabros Technology, Inc. (b)	88,770	1,888,138
Hersha Hospitality Trust	267,915	1,768,239
Mid-America Apartment Communities, Inc.	32,646	2,072,695
National Retail Properties, Inc.	61,927	1,641,065
Omega Healthcare Investors, Inc.	93,346	2,094,684
Potlatch Corp. (b)	61,047	1,987,080
Sovran Self Storage, Inc.	32,354	1,190,951
U-Store-It Trust	173,351	1,652,035
UDR, Inc.	73,787	1,735,470

		20,756,764

Road & Rail—1.4%
Genesee & Wyoming, Inc. (a)	65,196	3,452,128
Old Dominion Freight Line, Inc. (a)	43,755	1,399,722

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—(Continued)
Vitran Corp., Inc. (a)	79,379	$1,041,453

		5,893,303

Semiconductors & Semiconductor Equipment—5.9%
Advanced Energy Industries, Inc. (a)	105,029	1,432,596
Atheros Communications, Inc. (a) (b)	57,064	2,049,739
Cavium Networks, Inc. (a) (b)	44,746	1,686,029
Cohu, Inc.	55,933	927,369
Cymer, Inc. (a)	42,471	1,914,168
Diodes, Inc. (a)	63,494	1,713,703
GT Solar International, Inc. (a) (b)	141,478	1,290,279
Hittite Microwave Corp. (a)	30,495	1,861,415
Inphi Corp. (a)	64,158	1,288,934
Netlogic Microsystems, Inc. (a)	46,601	1,463,737
PMC-Sierra, Inc. (a)	195,905	1,682,824
Power Integrations, Inc. (b)	33,669	1,351,474
Silicon Laboratories, Inc. (a)	30,800	1,417,416
Teradyne, Inc. (a) (b)	152,649	2,143,192
TriQuint Semiconductor, Inc. (a)	93,281	1,090,455
Varian Semiconductor Equipment Associates, Inc. (a)	51,595	1,907,467

		25,220,797

Software—4.5%
Ariba, Inc. (a) (b)	131,897	3,098,261
Blackboard, Inc. (a) (b)	41,036	1,694,787
Concur Technologies, Inc. (a) (b)	37,598	1,952,464
Informatica Corp. (a)	68,012	2,994,568
Progress Software Corp. (a)	44,415	1,879,643
QLIK Technologies, Inc. (a)	48,756	1,258,392
Radiant Systems, Inc. (a)	28,009	548,136
SuccessFactors, Inc. (a)	66,356	1,921,670
Ultimate Software Group, Inc. (a) (b)	47,756	2,322,374
VanceInfo Technologies, Inc. (a)	50,426	1,741,714

		19,412,009

Specialty Retail—3.9%
Asbury Automotive Group, Inc. (a)	50,402	931,429
DSW, Inc. (Class A) (a) (b)	50,860	1,988,626
Genesco, Inc. (a)	43,591	1,634,227
Hibbett Sports, Inc. (a)	49,598	1,830,166
HOT Topic, Inc.	185,474	1,162,922
J. Crew Group, Inc. (a)	17,822	768,841
Monro Muffler Brake, Inc. (b)	42,675	1,476,128
PEP Boys-Manny, Moe & Jack	81,426	1,093,551
RadioShack Corp.	27,834	514,651
Sally Beauty Holdings, Inc. (a) (b)	124,331	1,806,529
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	49,561	1,685,074
Vitamin Shoppe, Inc. (a)	58,246	1,959,396

		16,851,540

Textiles, Apparel & Luxury Goods—1.6%
Deckers Outdoor Corp. (a)	14,701	1,172,258
G-III Apparel Group, Ltd. (a)	35,055	1,232,183
Kenneth Cole Productions, Inc. (a)	54,388	679,306
Movado Group, Inc. (a)	102,252	1,650,347

Security Description	Shares/Par Amount	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Phillips-Van Heusen Corp.	29,093	$1,833,150
Vera Bradley, Inc. (a)	10,046	331,518

		6,898,762

Thrifts & Mortgage Finance—0.8%
Capitol Federal Financial, Inc.	88,051	1,048,691
First Niagara Financial Group, Inc.	87,656	1,225,431
MGIC Investment Corp. (a)	123,685	1,260,350

		3,534,472

Trading Companies & Distributors—0.2%
H&E Equipment Services, Inc. (a)	70,211	812,341

Water Utilities—0.3%
Middlesex Water Co. (b)	61,079	1,120,800

Total Common Stock (Identified Cost $306,917,257)		418,607,542

Short Term Investments—16.1%

Mutual Funds—13.5%
State Street Navigator Securities Lending Prime Portfolio (c)	57,750,725	57,750,725

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $10,953,009 on 01/03/11, collateralized by $11,145,000 Federal National Mortgage Association due 10/22/13 with a value of $11,172,863.	$10,953,000	10,953,000

Total Short Term Investments (Identified Cost $68,703,725)		68,703,725

Total Investments—113.9% (Identified Cost $375,620,982) (d)		487,311,267
Liabilities in excess of other assets		(59,420,728)

Net Assets—100.0%		$427,890,539

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $56,056,480 and the collateral received consisted of cash in the amount of $57,750,725. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $376,487,622. The aggregate unrealized appreciation and depreciation of investments was $114,063,513 and $(3,239,868), respectively, resulting in net unrealized appreciation of $110,823,645 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$418,607,542	$—	$—	$418,607,542
Short Term Investments
Mutual Funds	57,750,725	—	—	57,750,725
Repurchase Agreement	—	10,953,000	—	10,953,000
Total Short Term Investments	57,750,725	10,953,000	—	68,703,725
Total Investments	$476,358,267	$10,953,000	$—	$487,311,267

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$487,311,267
Cash		1,861
Receivable for:
Securities sold		1,577,811
Fund shares sold		136,509
Accrued interest and dividends		247,152

Total Assets		489,274,600
Liabilities
Payable for:
Securities purchased	$1,525,220
Fund shares redeemed	1,659,453
Collateral for securities loaned	57,750,725
Accrued expenses:
Management fees	307,042
Distribution and service fees	35,103
Deferred directors’ fees	32,554
Other expenses	73,964

Total Liabilities		61,384,061

Net Assets		$427,890,539

Net assets consists of:
Paid in surplus		$349,310,925
Undistributed net investment income		372,271
Accumulated net realized losses		(33,482,942)
Unrealized appreciation on investments		111,690,285

Net Assets		$427,890,539

Net Assets
Class A		$244,391,572
Class B		141,731,185
Class E		41,767,782
Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,096,042
Class B (1,500,000)		649,536
Class E (1,000,000)		189,860
Net Asset Value, Offering and Redemption Price Per Share
Class A		$222.98
Class B		218.20
Class E		219.99

(a)	Identified cost of investments was $375,620,982.
(b)	Includes securities on loan with a value of $56,056,480.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$4,029,566
Interest (a)		231,332

		4,260,898
Expenses
Management fees	$3,380,754
Distribution and service fees—Class B	295,053
Distribution and service fees—Class E	58,633
Directors’ fees and expenses	52,825
Custodian and accounting	50,089
Audit and tax services	37,862
Legal	6,327
Shareholder reporting	74,433
Insurance	4,590
Miscellaneous	11,301

Total expenses	3,971,867
Less broker commission recapture	(45,813)
Management fee waivers	(187,820)	3,738,234

Net Investment Income		522,664

Net Realized and Unrealized Gain
Net realized gain on:
Investments		48,417,221
Net change in unrealized appreciation on:
Investments		45,563,883

Net realized and unrealized gain		93,981,104

Net Increase in Net Assets From Operations		$94,503,768

(a)	Includes net income on securities loaned of $230,322.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$522,664	$409,785
Net realized gain (loss)	48,417,221	(28,178,589)
Net change in unrealized appreciation	45,563,883	115,031,038

Increase in net assets from operations	94,503,768	87,262,234

From Distributions to Shareholders
Net investment income
Class A	(210,309)	(559,264)
Class E	0	(34,515)

Total distributions	(210,309)	(593,779)

Decrease in net assets from capital share transactions	(36,835,275)	(18,360,143)

Total increase in net assets	57,458,184	68,308,312
Net Assets
Beginning of the period	370,432,355	302,124,043

End of the period	$427,890,539	$370,432,355

Undistributed Net Investment Income
End of the period	$372,271	$315,892

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	48,371	$9,053,621	76,920	$10,632,309
Reinvestments	1,074	210,309	4,281	559,264
Redemptions	(199,553)	(37,348,157)	(260,355)	(36,858,349)

Net decrease	(150,108)	$(28,084,227)	(179,154)	$(25,666,776)

Class B
Sales	95,107	$17,421,384	170,137	$23,176,752
Redemptions	(99,501)	(18,143,919)	(83,928)	(11,464,534)

Net increase (decrease)	(4,394)	$(722,535)	86,209	$11,712,218

Class E
Sales	12,431	$2,314,461	23,270	$3,224,201
Reinvestments	0	0	267	34,515
Redemptions	(55,176)	(10,342,974)	(54,461)	(7,664,301)

Net decrease	(42,745)	$(8,028,513)	(30,924)	$(4,405,585)

Decrease derived from capital share transactions		$(36,835,275)		$(18,360,143)

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$175.00	$134.79	$247.66	$249.37		$232.80

Income (Loss) From Investment Operations
Net investment income (loss)	0.43 (a)	0.31 (a)	0.56 (a)	(0.08	)(a)	0.45
Net realized and unrealized gain (loss) on investments	47.73	40.31	(79.58)	28.82		37.97

Total from investment operations	48.16	40.62	(79.02)	28.74		38.42

Less Distributions
Distributions from net investment income	(0.18)	(0.41)	0.00	(0.22)		0.00
Distributions from net realized capital gains	0.00	0.00	(33.85)	(30.23)		(21.85)

Total distributions	(0.18)	(0.41)	(33.85)	(30.45)		(21.85)

Net Asset Value, End of Period	$222.98	$175.00	$134.79	$247.66		$249.37

Total Return (%)	27.53	30.25	(35.89)	11.90		16.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.99	0.96	0.95		0.98
Net ratio of expenses to average net assets (%) (b)	0.91	0.94	0.91	0.90		0.93
Ratio of net investment income (loss) to average net assets (%)	0.23	0.22	0.31	(0.03)		0.18
Portfolio turnover rate (%)	61	68	76	64		76
Net assets, end of period (in millions)	$244.39	$218.08	$192.12	$365.44		$371.96

	Class B
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$171.53		$132.03		$243.90	$246.37		$230.75

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.05	)(a)	0.12 (a)	(0.67	)(a)	0.12
Net realized and unrealized gain (loss) on investments	46.69		39.55		(78.14)	28.43		37.35

Total from investment operations	46.67		39.50		(78.02)	27.76		37.47

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(33.85)	(30.23)		(21.85)

Total distributions	0.00		0.00		(33.85)	(30.23)		(21.85)

Net Asset Value, End of Period	$218.20		$171.53		$132.03	$243.90		$246.37

Total Return (%)	27.21		29.93		(36.06)	11.63		16.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21		1.24		1.21	1.20		1.23
Net ratio of expenses to average net assets (%) (b)	1.16		1.19		1.16	1.15		1.18
Ratio of net investment income (loss) to average net assets (%)	(0.01)		(0.03)		0.07	(0.27)		(0.02)
Portfolio turnover rate (%)	61		68		76	64		76
Net assets, end of period (in millions)	$141.73		$112.17		$74.96	$108.14		$67.36

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$172.77		$132.99	$245.18	$247.29		$231.34

Income (Loss) From Investment Operations
Net investment income (loss)	0.14	(a)	0.09 (a)	0.28 (a)	(0.45	)(a)	0.14
Net realized and unrealized gain (loss) on investments	47.08		39.83	(78.62)	28.57		37.66

Total from investment operations	47.22		39.92	(78.34)	28.12		37.80

Less Distributions
Distributions from net investment income	0.00		(0.14)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00	(33.85)	(30.23)		(21.85)

Total distributions	0.00		(0.14)	(33.85)	(30.23)		(21.85)

Net Asset Value, End of Period	$219.99		$172.77	$132.99	$245.18		$247.29

Total Return (%)	27.34		30.05	(35.99)	11.73		16.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11		1.14	1.11	1.10		1.13
Net ratio of expenses to average net assets (%) (b)	1.06		1.09	1.06	1.05		1.08
Ratio of net investment income (loss) to average net assets (%)	0.08		0.07	0.15	(0.18)		0.03
Portfolio turnover rate (%)	61		68	76	64		76
Net assets, end of period (in millions)	$41.77		$40.19	$35.05	$63.43		$59.82

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Core Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$3,380,754	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.050% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$222,197,166	$0	$258,224,448

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$210,309	$593,779	$—	$—	$—	$—	$210,309	$593,779

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$404,825	$—	$110,823,645	$(32,616,302)	$78,612,168

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$32,616,302	$32,616,302

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-19

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-24

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-25

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

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Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Growth Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 31.71%, 31.35% and 31.41%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 29.09%.

MARKET ENVIRONMENT/CONDITIONS

Global equity markets continued the uptrend which began in the third quarter, and finished the year with solid gains across all major equity categories. Such a powerful second half of 2010 seemed improbable just last summer, when concerns over a potential double dip recession dominated investor thinking. Macro issues, such as the ongoing financial challenges within the European Union, remain unresolved. However, these macro concerns have remained manageable in the eyes of equity investors. United States indices as well as select northern European and emerging market indices posted excellent returns for the year.

The major drivers of improved performance stem from better economic growth prospects, leading to higher than expected earnings growth. Investors are further raising expectations for earnings and dividend growth in 2011. For example, consensus earnings estimates compiled by Standard and Poor’s (S&P) anticipate earnings-per-share (EPS) growth for the S&P 500 of more than 13% compared to 2010. This would be on top of earnings growth of 45%+ likely to be reported when the books are finally closed on the 2010 EPS reports. In addition, the Federal Reserve’s large scale asset purchase program (QE2) has been supportive of investor confidence even as treasury rates have increased in recent months. Equity investors have for the most part viewed moderately higher Treasury rates as a sign of improving business prospects rather than a sign of worries over inflation and a signal of an imminently tighter monetary policy.

For the year, the S&P 500 posted a total return of just over 15%, a solid performance in the second year of recovery from the 2008-early 2009 financial crisis. Mid cap and small cap stocks performed even better, with the Russell Midcap Index up over 25%, and the Russell 2000 taking top honors with a gain of nearly 27%. For the year, the growth indices posted slightly higher returns than the value indices, but both growth and value style indices performed very well. Rather than picking between growth and value indices, the real difference in total performance depended on the allocation to mid and small companies in contrast to the larger stocks represented by the capitalization weighted S&P 500.

Globally, the MSCI World posted a total return of near 12%, while the MSCI Emerging Markets was even stronger, returning near 19%. Stylistically, the MSCI World growth index outperformed the value index by approximately two times, while similar to U.S. trends, midcap stocks tended to perform better than many large caps.

PORTFOLIO REVIEW/CURRENT POSITIONING

As the year began, we maintained our high-quality bias in the Portfolio as we believed company specific fundamentals were healthy and the economic environment would improve as we proceeded through the year. Although we started the year with a difficult first quarter on a relative basis, this belief came to fruition as the Portfolio and small cap stocks generated strong absolute returns. The first quarter was marked by a return to the low quality rally that we saw in the middle part of 2009. We were convinced this was a temporary condition and remained dedicated to our process of investing from the bottom up in high quality companies with strong business models and excellent long term growth opportunities. This high quality bias paid off as the characteristics of the market changed leading to favorable performance for the Portfolio relative to the market and peer group for the full year.

For the calendar year 2010, the majority of the Portfolio’s outperformance of its benchmark was primarily the result of good stock selection in the Healthcare and Consumer Discretionary sectors.

Within Healthcare, eV3, Inc. and SXC Health Solutions Corp. were the top performers. eV3, a medical device company focused on catheter based technologies for minimally invasive procedures, rose after it was announced that the company was going to be acquired by Covidien, a much larger healthcare company. SXC Health Solutions, a pharmacy benefit management (PBM) company and healthcare IT company, rose in 2010 primarily from winning a large new PBM contract and generally strong business conditions.

In the Consumer Discretionary sector, the top performance stocks for the year were IMAX Corp. and Ulta Salon Cosmetics & Fragrance Inc. IMAX, the operator of large screen movie theaters, shares rose sharply in the quarter after beating earnings and raising estimates for new theater installations. The company is likely to install 75 to 80 more screens in 2011 versus their previous forecast of 55 to 60. Ulta Salon, a cosmetics oriented company, posted strong results throughout the year due to strong business momentum and good cost controls, which drove margin expansion.

On the negative note, stock selection in the Financials sector was the largest detractor to performance during the year and the two worst performing stocks were Greenhill Co. and Stifel Financial. Both companies were negatively impacted from lower than expected merger and acquisition activity as companies were unwilling to access the capital markets due to lingering concerns about the strength and duration of the economic recovery.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

In 2010, the Portfolio was positioned, on average, with an overweight in the Information Technology and Energy sectors. This proved to be beneficial as both of these groups were leading sectors in the benchmark. We maintained an overweight in Technology and Energy for the duration of the year as we believed that these companies were in possession of the best balance sheets (particularly in Technology), but also that their end markets were the most likely to rebound in a significant way. We were also underweight Materials and Consumer Staples for most of the year given the lack of strong growth opportunities in these sectors. This proved to be effective within Consumer Staples, but not in the Materials sector as these economically sensitive stocks rallied during the year. We maintained our underweight position in Consumer Discretionary for the majority of the year due to our continued concerns of the weak condition of the consumer’s balance sheet. As was the case in 2009, this turned out to be one of the better sectors in the market, yet it did not detract from performance as stock selection was strong within the sector.

By year end, we had reduced our position in Technology to an underweight versus the benchmark, but maintained the overweight position in the Energy sector. Our focus remained on positioning the Portfolio in leadership sectors and stocks that we believed could generate long-term returns as the economy continued to expand. On a year-over-year basis, the largest shifts in the Portfolio were increasing our weight in the Energy and Financials sectors and reducing our exposure to the Healthcare and Information Technology sectors. As internal market correlations decline, stock selection will remain critical to good performance.

John J. Slavik,

Mark F. Burns

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
Loomis Sayles Small Cap Growth Portfolio
Class A	31.71	2.98	2.37
Class B	31.35	2.73	2.14
Class E	31.41	2.83	2.24
Russell 2000 Growth Index	29.09	5.30	4.44

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Ariba, Inc.	1.7
Informatica Corp.	1.7
IHS, Inc.	1.4
Ultimate Software Group, Inc.	1.3
Zoll Medical Corp.	1.3
World Fuel Services Corp.	1.3
Tempur-Pedic International, Inc.	1.2
WebMD Health Corp.	1.2
Diamond Foods, Inc.	1.2
The Advisory Board Co.	1.2

Top Sectors

% of Net Assets
Information Technology	29.3
Consumer Discretionary	17.2
Health Care	17.1
Industrials	15.8
Energy	8.5
Financials	7.4
Cash & Equivalents	2.1
Consumer Staples	1.9
Materials	0.7

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	1.03%	$1,000.00	$1,338.80	$6.07
	Hypothetical*	1.03%	$1,000.00	$1,019.95	$5.24

Class B(a)	Actual	1.28%	$1,000.00	$1,337.60	$7.54
	Hypothetical*	1.28%	$1,000.00	$1,018.68	$6.51

Class E(a)	Actual	1.18%	$1,000.00	$1,338.00	$6.95
	Hypothetical*	1.18%	$1,000.00	$1,019.19	$6.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—97.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
HEICO Corp. (Class B) (b)	18,513	$944,718
Hexcel Corp. (a)	63,258	1,144,337
Ladish Co., Inc. (a)	10,767	523,384

		2,612,439

Air Freight & Logistics—2.3%
Atlas Air Worldwide Holdings, Inc. (a)	20,682	1,154,676
HUB Group, Inc. (a)	33,803	1,187,837

		2,342,513

Auto Components—2.2%
Amerigon, Inc. (a) (b)	103,050	1,121,184
Tenneco, Inc. (a)	27,343	1,125,438

		2,246,622

Biotechnology—2.8%
Cepheid, Inc. (a) (b)	50,066	1,139,001
Clinical Data, Inc. (a) (b)	34,094	542,436
Genomic Health, Inc. (a)	26,671	570,493
Pharmasset, Inc. (a) (b)	14,924	647,851

		2,899,781

Building Products—1.0%
Trex Co., Inc. (a) (b)	44,153	1,057,906

Capital Markets—3.2%
Evercore Partners, Inc. (b)	33,945	1,154,130
Greenhill & Co., Inc. (b)	11,880	970,358
Stifel Financial Corp. (a) (b)	19,467	1,207,733

		3,332,221

Commercial Banks—2.2%
Signature Bank (a)	21,625	1,081,250
SVB Financial Group (a) (b)	21,293	1,129,594

		2,210,844

Commercial Services & Supplies—1.2%
Waste Connections, Inc. (b)	44,241	1,217,955

Communications Equipment—1.8%
Aruba Networks, Inc. (a) (b)	32,785	684,551
Ciena Corp. (a) (b)	56,757	1,194,735

		1,879,286

Construction & Engineering—0.8%
MasTec, Inc. (a) (b)	55,282	806,564

Consumer Finance—0.8%
Netspend Holdings, Inc. (a) (b)	66,086	847,223

Diversified Consumer Services—1.0%
K12, Inc. (a)	36,669	1,050,934

Security Description	Shares	Value*

Diversified Financial Services—1.2%
MSCI, Inc. (a)	30,243	$1,178,267

Electrical Equipment—2.1%
GrafTech International, Ltd. (a)	54,689	1,085,030
Polypore International, Inc. (a) (b)	25,298	1,030,387

		2,115,417

Electronic Equipment, Instruments & Components—2.1%
IPG Photonics Corp. (a) (b)	36,853	1,165,292
Maxwell Technologies, Inc. (b)	53,541	1,011,389

		2,176,681

Energy Equipment & Services—3.0%
Lufkin Industries, Inc. (b)	14,245	888,746
Oceaneering International, Inc. (a)	14,285	1,051,804
T-3 Energy Services, Inc. (a) (b)	28,647	1,141,010

		3,081,560

Food & Staples Retailing—0.6%
The Fresh Market, Inc. (a) (b)	15,661	645,233

Food Products—1.2%
Diamond Foods, Inc. (b)	23,789	1,265,099

Health Care Equipment & Supplies—6.0%
Align Technology, Inc. (a) (b)	47,830	934,598
Insulet Corp. (a) (b)	61,982	960,721
NxStage Medical, Inc. (a)	34,214	851,244
ResMed, Inc. (a) (b)	31,090	1,076,958
Volcano Corp. (a) (b)	36,232	989,496
Zoll Medical Corp. (a) (b)	35,951	1,338,456

		6,151,473

Health Care Providers & Services—4.0%
ExamWorks Group, Inc. (a) (b)	48,831	902,397
Hanger Orthopedic Group, Inc. (a) (b)	49,201	1,042,569
HMS Holdings Corp. (a)	17,791	1,152,323
MWI Veterinary Supply, Inc. (a) (b)	16,278	1,027,956

		4,125,245

Health Care Technology—2.1%
MedAssets, Inc. (a) (b)	47,524	959,509
SXC Health Solutions Corp. (a)	27,031	1,158,549

		2,118,058

Hotels, Restaurants & Leisure—3.2%
Life Time Fitness, Inc. (a) (b)	26,769	1,097,261
Panera Bread Co. (a) (b)	10,879	1,101,064
Texas Roadhouse, Inc. (a)	60,596	1,040,433

		3,238,758

Household Durables—1.2%
Tempur-Pedic International, Inc. (a) (b)	31,941	1,279,556

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—5.3%
Ancestry.com, Inc. (a) (b)	29,109	$824,367
Constant Contact, Inc. (a) (b)	32,921	1,020,222
Dice Holdings, Inc. (a)	38,844	557,411
Monster Worldwide, Inc. (a) (b)	31,479	743,849
Vocus, Inc. (a) (b)	38,248	1,057,940
WebMD Health Corp. (a)	24,816	1,267,105

		5,470,894

IT Services—1.6%
iGate Corp. (b)	31,888	628,512
Sapient Corp. (a)	85,608	1,035,857

		1,664,369

Machinery—1.3%
Chart Industries, Inc. (a)	15,755	532,204
Westport Innovations, Inc. (a)	44,234	819,214

		1,351,418

Media—1.1%
IMAX Corp. (a) (b)	40,611	1,139,139

Metals & Mining—0.7%
Schnitzer Steel Industries, Inc.	11,005	730,622

Oil, Gas & Consumable Fuels—5.5%
Approach Resources, Inc. (a)	28,127	649,734
Brigham Exploration Co. (a) (b)	37,283	1,015,589
Comstock Resources, Inc. (a) (b)	33,394	820,156
Oasis Petroleum, Inc. (a) (b)	30,631	830,713
Rosetta Resources, Inc. (a)	26,692	1,004,687
World Fuel Services Corp. (b)	35,730	1,291,997

		5,612,876

Pharmaceuticals—2.2%
Inspire Pharmaceuticals, Inc. (a) (b)	95,582	802,889
Nektar Therapeutics (a) (b)	53,975	693,578
Questcor Pharmaceuticals, Inc. (a) (b)	50,893	749,654

		2,246,121

Professional Services—3.6%
ICF International, Inc. (a)	40,998	1,054,469
IHS, Inc. (a)	17,034	1,369,363
The Advisory Board Co. (a)	25,898	1,233,522

		3,657,354

Road & Rail—1.1%
Genesee & Wyoming, Inc. (a)	20,533	1,087,222

Semiconductors & Semiconductor Equipment—8.9%
Advanced Energy Industries, Inc. (a)	61,710	841,724
Cavium Networks, Inc. (a) (b)	25,934	977,193
Cymer, Inc. (a) (b)	24,950	1,124,496
GT Solar International, Inc. (a) (b)	81,892	746,855
Hittite Microwave Corp. (a)	17,743	1,083,033

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Inphi Corp. (a)	37,615	$755,685
Netlogic Microsystems, Inc. (a) (b)	27,341	858,781
Power Integrations, Inc. (b)	19,590	786,343
Silicon Laboratories, Inc. (a) (b)	17,845	821,227
Varian Semiconductor Equipment Associates, Inc. (a) (b)	30,271	1,119,119

		9,114,456

Software—9.6%
Ariba, Inc. (a) (b)	76,419	1,795,082
Blackboard, Inc. (a) (b)	23,775	981,908
Concur Technologies, Inc. (a) (b)	21,783	1,131,191
Informatica Corp. (a) (b)	39,417	1,735,531
QLIK Technologies, Inc. (a)	28,628	738,889
SuccessFactors, Inc. (a)	38,160	1,105,114
Ultimate Software Group, Inc. (a)	27,669	1,345,543
VanceInfo Technologies, Inc. (a)	29,710	1,026,183

		9,859,441

Specialty Retail—6.1%
Asbury Automotive Group, Inc. (a)	29,710	549,041
DSW, Inc. (Class A) (a) (b)	29,248	1,143,597
Hibbett Sports, Inc. (a) (b)	29,269	1,080,026
J. Crew Group, Inc. (a)	10,453	450,942
Monro Muffler Brake, Inc. (b)	24,792	857,555
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	29,017	986,578
Vitamin Shoppe, Inc. (a) (b)	34,228	1,151,430

		6,219,169

Textiles, Apparel & Luxury Goods—2.4%
Deckers Outdoor Corp. (a)	8,636	688,635
G-III Apparel Group, Ltd. (a) (b)	20,686	727,113
Phillips-Van Heusen Corp. (b)	16,731	1,054,220

		2,469,968

Total Common Stock (Identified Cost $69,312,646)		100,502,684

Short Term Investments—16.0%

Mutual Funds—13.1%
State Street Navigator Securities Lending Prime Portfolio (c)	13,495,862	13,495,862

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $2,969,002 on 01/03/11, collateralized by $2,715,000 Federal Home Loan Mortgage Corp. due 01/15/14 with a value of $3,030,619.	$2,969,000	$2,969,000

Total Short Term Investments (Identified Cost $16,464,862)		16,464,862

Total Investments—113.9% (Identified Cost $85,777,508) (d)		116,967,546
Liabilities in excess of other assets		(14,316,379)

Net Assets—100.0%		$102,651,167

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $13,125,349 and the collateral received consisted of cash in the amount of $13,495,862. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $85,870,864. The aggregate unrealized appreciation and depreciation of investments was $31,683,746 and $(587,064), respectively, resulting in net unrealized appreciation of $31,096,682 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock**	$100,502,684	$—	$—	$100,502,684
Short Term Investments
Mutual Funds	13,495,862	—	—	13,495,862
Repurchase Agreement	—	2,969,000	—	2,969,000
Total Short Term Investments	13,495,862	2,969,000	—	16,464,862
Total Investments	$113,998,546	$2,969,000	$—	$116,967,546

**	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$116,967,546
Cash		570
Receivable for:
Fund shares sold		36,007
Accrued interest and dividends		1,341

Total Assets		117,005,464
Liabilities
Payable for:
Securities purchased	$75,851
Fund shares redeemed	630,873
Collateral for securities loaned	13,495,862
Accrued expenses:
Management fees	73,925
Distribution and service fees	15,185
Deferred directors’ fees	17,118
Other expenses	45,483

Total Liabilities		14,354,297

Net Assets		$102,651,167

Net assets consists of:
Paid in surplus		$101,065,098
Net investment loss		(17,118)
Accumulated net realized losses		(29,586,851)
Unrealized appreciation on investments		31,190,038

Net Assets		$102,651,167

Net Assets
Class A		$28,399,949
Class B		66,424,731
Class E		7,826,487
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		2,921,738
Class B (13,000,000)		7,016,066
Class E (5,000,000)		816,768
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.72
Class B		9.47
Class E		9.58

(a)	Identified cost of investments was $85,777,508.
(b)	Includes securities on loan with a value of $13,125,349.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$133,999
Interest (a)		86,966

		220,965
Expenses
Management fees	$792,394
Distribution and service fees—Class B	144,529
Distribution and service fees—Class E	10,420
Directors’ fees and expenses	48,653
Custodian and accounting	20,171
Audit and tax services	37,862
Legal	1,598
Shareholder reporting	27,025
Insurance	1,053
Miscellaneous	9,501

Total expenses	1,093,206
Less broker commission recapture	(12,346)
Management fee waivers	(43,926)	1,036,934

Net Investment Loss		(815,969)

Net Realized and Unrealized Gain
Net realized gain on:
Investments		15,508,979
Net change in unrealized appreciation on:
Investments		10,332,185

Net realized and unrealized gain		25,841,164

Net Increase in Net Assets From Operations		$25,025,195

(a)	Includes net income on securities loaned of $86,729.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(815,969)	$(875,974)
Net realized gain (loss)	15,508,979	(28,617,565)
Net change in unrealized appreciation	10,332,185	49,369,687

Increase in net assets from operations	25,025,195	19,876,148

Increase (decrease) in net assets from capital share transactions	(8,327,802)	1,668,731

Total increase in net assets	16,697,393	21,544,879

Net Assets
Beginning of the period	85,953,774	64,408,895

End of the period	$102,651,167	$85,953,774

Net Investment Loss
End of the period	$(17,118)	$(4,075)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	469,271	$3,895,528	512,571	$3,146,317
Redemptions	(568,331)	(4,508,054)	(569,229)	(3,403,029)

Net decrease	(99,060)	$(612,526)	(56,658)	$(256,712)

Class B
Sales	633,058	$4,993,967	1,550,275	$8,744,557
Redemptions	(1,471,566)	(11,560,459)	(1,080,324)	(6,320,373)

Net increase (decrease)	(838,508)	$(6,566,492)	469,951	$2,424,184

Class E
Sales	118,498	$938,982	122,957	$726,126
Redemptions	(264,987)	(2,087,766)	(209,847)	(1,224,867)

Net decrease	(146,489)	$(1,148,784)	(86,890)	$(498,741)

Increase (decrease) derived from capital share transactions		$(8,327,802)		$1,668,731

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.38		$5.68		$10.68		$10.94		$10.43

Income (Loss) From Investment Operations
Net investment loss	(0.06	)(a)	(0.06	)(a)	(0.03	)(a)	(0.04	)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	2.40		1.76		(4.08)		0.57		1.11

Total from investment operations	2.34		1.70		(4.11)		0.53		1.06

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(c)	(0.79)		(0.55)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$9.72		$7.38		$5.68		$10.68		$10.94

Total Return (%)	31.71		29.93		(41.17)		4.54		10.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07		1.33		1.03		1.01		1.09
Net ratio of expenses to average net assets (%) (b)	1.02		1.30		1.03		1.01		1.09
Ratio of net investment loss to average net assets (%)	(0.75)		(1.07)		(0.31)		(0.33)		(0.45)
Portfolio turnover rate (%)	73		170		68		60		68
Net assets, end of period (in millions)	$28.40		$22.30		$17.47		$78.03		$53.52

	Class B
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.21		$5.56		$10.49		$10.79		$10.32

Income (Loss) From Investment Operations
Net investment loss	(0.08	)(a)	(0.08	)(a)	(0.05	)(a)	(0.07	)(a)	(0.08)
Net realized and unrealized gain (loss) on investments	2.34		1.73		(3.99)		0.56		1.10

Total from investment operations	2.26		1.65		(4.04)		0.49		1.02

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(c)	(0.79)		(0.55)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$9.47		$7.21		$5.56		$10.49		$10.79

Total Return (%)	31.35		29.68		(41.31)		4.32		9.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.32		1.58		1.28		1.26		1.34
Net ratio of expenses to average net assets (%) (b)	1.27		1.55		1.28		1.26		1.34
Ratio of net investment loss to average net assets (%)	(1.00)		(1.32)		(0.58)		(0.59)		(0.72)
Portfolio turnover rate (%)	73		170		68		60		68
Net assets, end of period (in millions)	$66.42		$56.63		$41.04		$67.49		$73.26

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.29		$5.61		$10.58		$10.86		$10.37

Income (Loss) From Investment Operations
Net investment loss	(0.07	)(a)	(0.07	)(a)	(0.04	)(a)	(0.05	)(a)	(0.07)
Net realized and unrealized gain (loss) on investments	2.36		1.75		(4.04)		0.56		1.11

Total from investment operations	2.29		1.68		(4.08)		0.51		1.04

Less Distributions
Distributions from net realized capital gains	0.00		0.00		(0.89	)(c)	(0.79)		(0.55)

Total distributions	0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$9.58		$7.29		$5.61		$10.58		$10.86

Total Return (%)	31.41		29.95		(41.34)		4.48		9.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22		1.48		1.18		1.16		1.24
Net ratio of expenses to average net assets (%) (b)	1.17		1.45		1.18		1.16		1.24
Ratio of net investment loss to average net assets (%)	(0.90)		(1.22)		(0.48)		(0.50)		(0.62)
Portfolio turnover rate (%)	73		170		68		60		68
Net assets, end of period (in millions)	$7.83		$7.02		$5.90		$12.76		$13.64

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Includes a tax return of capital distribution that was less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$792,394	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period October 1, 2009 to April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$62,090,468	$0	$71,116,434

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

There were no distributions paid for the years ending December 31, 2010 and 2009.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$—	$—	$—	$—	$—	$—	$—	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$31,096,682	$(29,493,495)	$1,603,187

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$29,493,495	$29,493,495

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Met/Artisan Mid Cap Value Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B and E shares of the Met/Artisan Mid Cap Value Portfolio returned 15.04%, 14.76% and 14.87%, respectively. The Portfolio’s benchmark, the Russell Midcap® Value Index1, returned 24.75%.

MARKET ENVIRONMENT/CONDITIONS

2010 proved to be a volatile year for equities. Economic influences included the European sovereign debt crisis, Chinese policy tightening concerns and new U.S. stimulus measures. Despite the remaining uncertainties, equities ended the year with a healthy return. Mid-cap value stocks gained 24.75%, outpacing larger-cap stocks but falling short of their smaller and growth peers. The advance was broad based, with all sectors in the Russell Midcap Value Index up double digits. The Telecom sector led the way with a return near 40%, followed by the traditionally cyclical Energy, Consumer Discretionary, Industrials and Materials sectors.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio participated in the strong up market this year. Absolute performance was driven by strength among its Industrials, Financials, Energy and Technology holdings. On a relative basis, however, the Portfolio did not keep pace with the Russell Midcap Value Index. The majority of its underperformance came from the more traditionally cyclical sectors, where its holdings were up, just not as strongly as those in the Index. SAIC, Inc., National Semiconductor Corp. and Total System Services, Inc. were among its biggest relative detractors in the Technology sector, while H&R Block, Inc. accounted for the majority of its underperformance in the Consumer Discretionary sector. The Portfolio’s Financials holdings also fell short of those in the Index, largely due to its insurance companies, its minimal investment in REITs (Real Estate Investment Trusts) and its lack of exposure to banks. On the positive side, its Utilities holdings outperformed those in the Index and its underweight position in the sector worked in its favor. The Portfolio’s overweight position in the Industrials sector also helped relative returns, although its holdings underperformed.

Our biggest sector-level changes during the year were a reduction in its exposure to the Consumer Discretionary sector and an increase in its Technology weight. We had two takeouts in the Consumer Discretionary sector and sold a number of smaller positions, and within Technology, purchased The Western Union Co., Applied Materials, Inc. and Lexmark International, Inc. Other transactions included our purchases of insurance brokerage Aon Corp. and energy companies Range Resources Corp. and Southwestern Energy Co., and our sales of BorgWarner Inc., Brown & Brown, Inc. and PPL Corp.

As of the end of the year, the Portfolio was considerably overweight in the Technology and Industrials sectors, and notably underweight in the Financials sector.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Met/Artisan Mid Cap Value Portfolio
Class A	15.04	-1.63	5.58	—
Class B	14.76	-1.87	—	4.37
Class E	14.87	-1.77	—	4.27
Russell Midcap Value Index	24.75	4.08	8.07	—

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 4/30/93, 2/20/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Alleghany Corp.	2.7
Arrow Electronics, Inc.	2.5
Hubbell, Inc. (Class B)	2.5
Ingram Micro, Inc.	2.5
AON Corp.	2.5
Avnet, Inc.	2.4
Cimarex Energy Co.	2.4
Analog Devices, Inc.	2.4
The Kroger Co.	2.4
L-3 Communications Holdings, Inc.	2.3

Top Sectors

% of Net Assets
Information Technology	23.6
Industrials	20.6
Financials	17.6
Energy	9.9
Utilities	8.7
Consumer Discretionary	6.5
Consumer Staples	5.8
Cash & Equivalents	3.8
Health Care	3.5

MSF-3

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.84%	$1,000.00	$1,215.00	$4.69
	Hypothetical*	0.84%	$1,000.00	$1,020.92	$4.28

Class B	Actual	1.09%	$1,000.00	$1,213.50	$6.08
	Hypothetical*	1.09%	$1,000.00	$1,019.65	$5.55

Class E	Actual	0.99%	$1,000.00	$1,214.00	$5.52
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—96.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.6%
L-3 Communications Holdings, Inc (b).	459,500	$32,390,155
Rockwell Collins, Inc.	260,400	15,170,904
Spirit Aerosystems Holdings, Inc. (a) (b)	775,400	16,136,074

		63,697,133

Commercial Services & Supplies—1.7%
Cintas Corp. (b)	833,100	23,293,476

Computers & Peripherals—1.7%
Lexmark International, Inc. (Class A) (a)	693,700	24,154,634

Construction & Engineering—2.2%
Jacobs Engineering Group, Inc. (a)	667,700	30,614,045

Diversified Consumer Services—1.7%
H&R Block, Inc. (b)	1,969,400	23,455,554

Electric Utilities—1.2%
Westar Energy, Inc. (b)	633,300	15,933,828

Electrical Equipment—3.4%
Acuity Brands, Inc. (b)	223,985	12,917,215
Hubbell, Inc. (Class B)	577,251	34,710,103

		47,627,318

Electronic Equipment, Instruments & Components—7.5%
Arrow Electronics, Inc. (a)	1,015,636	34,785,533
Avnet, Inc. (a)	1,022,300	33,766,569
Ingram Micro, Inc. (a)	1,801,100	34,382,999

		102,935,101

Energy Equipment & Services—3.7%
Nabors Industries, Ltd. (a)	1,184,800	27,795,408
Pride International, Inc. (a) (b)	714,900	23,591,700

		51,387,108

Food & Staples Retailing—3.5%
Sysco Corp. (b)	486,900	14,314,860
The Kroger Co.	1,500,900	33,560,124

		47,874,984

Food Products—2.3%
Campbell Soup Co. (b)	500,800	17,402,800
H.J. Heinz Co. (b)	293,700	14,526,402

		31,929,202

Health Care Equipment & Supplies—1.0%
Stryker Corp. (b)	257,000	13,800,900

Health Care Providers & Services—2.5%
CIGNA Corp.	734,700	26,934,102
Quest Diagnostics, Inc. (b)	150,300	8,111,691

		35,045,793

Security Description	Shares	Value*

Household Durables—1.3%
Mohawk Industries, Inc. (a) (b)	313,830	$17,812,991

Insurance—16.2%
Alleghany Corp. (a)	124,172	38,042,575
Allied World Assurance Co. Holdings, Ltd. (b)	345,377	20,529,209
AON Corp.	736,388	33,881,212
Arch Capital Group, Ltd. (a) (b)	291,100	25,631,355
Fidelity National Financial, Inc. (b)	1,982,900	27,126,072
The Allstate Corp.	941,500	30,015,020
The Progressive Corp.	1,435,200	28,517,424
W.R. Berkley Corp. (b)	709,600	19,428,848

		223,171,715

Internet Software & Services—0.2%
Open Text Corp. (a) (b)	62,100	2,860,326

IT Services—6.0%
SAIC, Inc. (a) (b)	1,631,100	25,869,246
The Western Union Co. (b)	1,738,200	32,278,374
Total System Services, Inc. (b)	1,640,800	25,235,504

		83,383,124

Leisure Equipment & Products—1.8%
Mattel, Inc.	952,900	24,232,247

Machinery—1.1%
Flowserve Corp. (b)	125,500	14,962,110

Media—1.7%
Omnicom Group, Inc.	522,300	23,921,340

Multi-Utilities—5.6%
DTE Energy Co.	87,000	3,942,840
OGE Energy Corp.	575,100	26,190,054
SCANA Corp. (b)	549,300	22,301,580
Xcel Energy, Inc. (b)	1,049,500	24,715,725

		77,150,199

Oil, Gas & Consumable Fuels—6.2%
Cimarex Energy Co. (b)	380,100	33,650,253
Range Resources Corp. (b)	596,800	26,844,064
Southwestern Energy Co. (a)	651,700	24,393,131

		84,887,448

Professional Services—6.3%
Dun & Bradstreet Corp. (b)	91,800	7,535,862
Equifax, Inc.	882,900	31,431,240
Manpower, Inc. (b)	326,800	20,509,968
Towers Watson & Co. (b)	526,300	27,399,178

		86,876,248

Real Estate Investment Trusts—1.4%
Annaly Capital Management, Inc. (b)	1,054,000	18,887,680

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—1.2%
Ryder System, Inc. (b)	316,000	$16,634,240

Semiconductors & Semiconductor Equipment—6.4%
Analog Devices, Inc.	892,500	33,620,475
Applied Materials, Inc. (b)	2,296,500	32,265,825
National Semiconductor Corp. (b)	1,617,900	22,262,304

		88,148,604

Software—1.9%
Synopsys, Inc. (a)	966,600	26,011,206

Water Utilities—1.9%
American Water Works Co., Inc.	1,044,400	26,412,876

Total Common Stock (Identified Cost $1,078,513,496)		1,327,101,430

Short Term Investments—10.9%
Security Description	Shares/Par Amount	Value*

Mutual Funds—7.4%
State Street Navigator Securities Lending Prime Portfolio (c)	101,936,679	$101,936,679

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $48,345,040 on 01/03/11, collateralized by $49,625,000 Federal Farm Credit Bank due 03/16/15 with a value of $49,314,844.	$48,345,000	48,345,000

Total Short Term Investments (Identified Cost $150,281,679)		150,281,679

Total Investments 107.1% (Identified Cost $1,228,795,175) (d)		1,477,383,109
Liabilities in excess of other assets		(98,127,377)

Net Assets—100.0%		$1,379,255,732

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $99,001,519 and the collateral received consisted of cash in the amount of $101,936,679. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,237,989,061. The aggregate unrealized appreciation and depreciation of investments was $268,592,744 and $(29,198,696), respectively, resulting in net unrealized appreciation of $239,394,048 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,327,101,430	$—	$—	$1,327,101,430
Short Term Investments
Mutual Funds	101,936,679	—	—	101,936,679
Repurchase Agreement	—	48,345,000	—	48,345,000
Total Short Term Investments	101,936,679	48,345,000	—	150,281,679
Total Investments	$1,429,038,109	$48,345,000	$—	$1,477,383,109

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a) (b)		$1,477,383,109
Cash		819
Receivable for:
Securities sold		4,271,285
Fund shares sold		312,311
Accrued interest and dividends		2,858,629

Total Assets		1,484,826,153
Liabilities
Payable for:
Securities purchased	$1,800,477
Fund shares redeemed	558,672
Collateral for securities loaned	101,936,679
Accrued expenses:
Management fees	941,511
Distribution and service fees	96,235
Deferred directors’ fees	28,505
Other expenses	208,342

Total Liabilities		105,570,421

Net Assets		$1,379,255,732

Net assets consists of:
Paid in surplus		$1,584,075,985
Undistributed net investment income		12,856,094
Accumulated net realized losses		(466,264,281)
Unrealized appreciation on investments		248,587,934

Net Assets		$1,379,255,732

Net Assets
Class A		$876,685,542
Class B		383,945,013
Class E		118,625,177
Capital Shares (Authorized) Outstanding
Class A (9,000,000)		5,181,089
Class B (5,000,000)		2,327,052
Class E (4,000,000)		710,377
Net Asset Value, Offering and Redemption Price Per Share
Class A		$169.21
Class B		164.99
Class E		166.99

(a)	Identified cost of investments was $1,228,795,175.
(b)	Includes securities on loan with a value of $99,001,519.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$24,685,838
Interest (a)		140,916

		24,826,754
Expenses
Management fees	$10,423,410
Distribution and service fees—Class B	887,912
Distribution and service fees—Class E	173,679
Directors’ fees and expenses	50,984
Custodian and accounting	92,613
Audit and tax services	37,862
Legal	23,274
Shareholder reporting	153,488
Insurance	15,654
Miscellaneous	15,863

Total expenses	11,874,739
Less broker commission recapture	(65,872)	11,808,867

Net Investment Income		13,017,887

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	156,899,827
Futures contracts	(36,212)	156,863,615

Net change in unrealized appreciation on:
Investments		16,061,003

Net realized and unrealized gain		172,924,618

Net Increase in Net Assets From Operations		$185,942,505

(a)	Includes net income on securities loaned of $136,026.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,017,887	$9,402,231
Net realized gain (loss)	156,863,615	(344,187,996)
Net change in unrealized appreciation	16,061,003	714,755,323

Increase in net assets from operations	185,942,505	379,969,558

From Distributions to Shareholders
Net investment income
Class A	(6,566,461)	(6,345,679)
Class B	(2,045,946)	(2,431,846)
Class E	(763,235)	(1,017,781)

Total distributions	(9,375,642)	(9,795,306)

Increase (decrease) in net assets from capital share transactions	(129,282,901)	107,084,109

Total increase in net assets	47,283,962	477,258,361

Net Assets
Beginning of the period	1,331,971,770	854,713,409

End of the period	$1,379,255,732	$1,331,971,770

Undistributed Net Investment Income
End of the period	$12,856,094	$9,279,721

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	683,127	$105,531,454	2,269,138	$265,142,951
Reinvestments	41,489	6,566,461	56,856	6,345,679
Redemptions	(1,328,760)	(206,209,769)	(1,197,701)	(138,989,171)

Net increase (decrease)	(604,144)	$(94,111,854)	1,128,293	$132,499,459

Class B
Sales	239,140	$35,593,214	246,858	$28,721,600
Reinvestments	13,234	2,045,946	22,290	2,431,846
Redemptions	(371,825)	(54,914,474)	(358,469)	(42,193,706)

Net decrease	(119,451)	$(17,275,314)	(89,321)	$(11,040,260)

Class E
Sales	28,442	$4,291,164	38,185	$4,440,450
Reinvestments	4,881	763,235	9,226	1,017,781
Redemptions	(152,324)	(22,950,132)	(168,552)	(19,833,321)

Net decrease	(119,001)	$(17,895,733)	(121,141)	$(14,375,090)

Increase (decrease) derived from capital share transactions		$(129,282,901)		$107,084,109

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$148.14	$105.95	$219.43	$269.23	$265.37

Income (Loss) From Investment Operations
Net investment income	1.67 (a)	1.19 (a)	1.29 (a)	0.73 (a)	1.41
Net realized and unrealized gain (loss) on investments	20.55	42.37	(93.36)	(15.83)	28.89

Total from investment operations	22.22	43.56	(92.07)	(15.10)	30.30

Less Distributions
Distributions from net investment income	(1.15)	(1.37)	(0.67)	(1.51)	(0.83)
Distributions from net realized capital gains	0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(1.15)	(1.37)	(21.41)	(34.70)	(26.44)

Net Asset Value, End of Period	$169.21	$148.14	$105.95	$219.43	$269.23

Total Return (%)	15.04	41.56	(46.00)	(6.84)	12.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.78	0.76	0.78
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	0.78	0.75	0.78
Ratio of net investment income to average net assets (%)	1.09	0.97	0.77	0.30	0.60
Portfolio turnover rate (%)	39	143	58	68	50
Net assets, end of period (in millions)	$876.69	$857.01	$493.39	$1,249.12	$1,230.43

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$144.56	$103.30	$214.35	$263.76	$260.34

Income (Loss) From Investment Operations
Net investment income	1.27 (a)	0.84 (a)	0.92 (a)	0.10 (a)	0.91
Net realized and unrealized gain (loss) on investments	20.01	41.39	(91.16)	(15.46)	28.36

Total from investment operations	21.28	42.23	(90.24)	(15.36)	29.27

Less Distributions
Distributions from net investment income	(0.85)	(0.97)	(0.07)	(0.86)	(0.24)
Distributions from net realized capital gains	0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(0.85)	(0.97)	(20.81)	(34.05)	(25.85)

Net Asset Value, End of Period	$164.99	$144.56	$103.30	$214.35	$263.76

Total Return (%)	14.76	41.20	(46.13)	(7.07)	12.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.10	1.03	1.01	1.03
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	1.03	1.00	1.03
Ratio of net investment income to average net assets (%)	0.85	0.71	0.57	0.04	0.35
Portfolio turnover rate (%)	39	143	58	68	50
Net assets, end of period (in millions)	$383.95	$353.66	$261.95	$549.78	$665.31

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$146.26	$104.55	$216.73	$266.33	$262.59

Income (Loss) From Investment Operations
Net investment income	1.41 (a)	0.97 (a)	1.07 (a)	0.34 (a)	1.21
Net realized and unrealized gain (loss) on investments	20.29	41.87	(92.21)	(15.63)	28.59

Total from investment operations	21.70	42.84	(91.14)	(15.29)	29.80

Less Distributions
Distributions from net investment income	(0.97)	(1.13)	(0.30)	(1.12)	(0.45)
Distributions from net realized capital gains	0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(0.97)	(1.13)	(21.04)	(34.31)	(26.06)

Net Asset Value, End of Period	$166.99	$146.26	$104.55	$216.73	$266.33

Total Return (%)	14.87	41.34	(46.08)	(6.98)	12.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.00	0.93	0.91	0.93
Net ratio of expenses to average net assets (%) (b)	N/A	N/A	0.93	0.90	0.93
Ratio of net investment income to average net assets (%)	0.94	0.81	0.66	0.14	0.44
Portfolio turnover rate (%)	39	143	58	68	50
Net assets, end of period (in millions)	$118.63	$121.31	$99.38	$217.97	$274.83

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets in prior years includes the effect of management fee waivers which expired in 2008.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Artisan Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$10,423,410	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$483,351,501	$0	$604,208,113

MSF-15

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 29, 2010, the Portfolio bought and sold $70,940,747 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized losses in the amount of $36,212 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$9,375,642	$9,795,306	$—	$—	$—	$—	$9,375,642	$9,795,306

MSF-16

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$12,884,599	$—	$239,394,048	$(457,070,395)	$(204,791,748)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$409,932,957	$47,137,438	$457,070,395

Pursuant to federal income tax regulations applicable regulated to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Artisan Mid Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Artisan Mid Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers Second Vice President NELICO; Vice President, MetLife Vice President MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels

MSF-22

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Met/Dimensional International Small Company Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 22.93% and 22.59%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) World (ex-U.S.) Small Cap Index1, returned 24.51%.

MARKET ENVIRONMENT/CONDITIONS

International developed markets performed poorly in the first half of the year, recovered in the second half, and ended 2010 with solid returns. There was a significant amount of variation in performance at the country and asset class levels. As measured by the MSCI World ex-U.S. Investment Market Indices, the difference between the best- and worst-performing markets was over 76% (33.8% for Sweden vs. -42.8% for Greece). Resource-rich countries such as Norway and Canada, which benefited from rising commodity prices, generally did well, as did countries in the Asia Pacific region. In contrast, European countries with the most severe fiscal problems such as Portugal, Ireland, Italy, Greece, and Spain were the worst performers in 2010. The overall impact of currency fluctuations between the U.S. dollar and developed-country currencies was to increase the dollar-denominated returns of developed market equities by 3.3%. Materials, Industrials and Consumer Discretionary were the best-performing sectors during the year, while the weakest sectors were Utilities, Financials and Healthcare. Using the MSCI World ex-U.S. indices as proxies, small cap value underperformed small cap growth by 7.8%, while large cap value underperformed large cap growth by 8.8% in 2010. Along the market capitalization dimension, small caps outperformed large caps by 17.1%.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the year ended December 31, 2010, the Portfolio underperformed its benchmark, the MSCI World (ex-U.S.) Small Cap Index (net dividends), by 1.58%. The Portfolio had higher allocations than the Index to Portugal, Italy, Greece and Spain. All of these countries underperformed, causing a negative impact on the Portfolio’s relative performance. To a lesser extent, small compositional differences within countries collectively had a net negative impact on relative performance.

From an industry standpoint, the Portfolio’s smaller allocation than the Index to the Energy sector, one of the best-performing sectors during the year, had a negative impact on relative performance. Composition differences within sectors, especially among Materials stocks, also had a negative impact on relative performance.

Please keep in mind that differences in allocation to industry sectors are generally a byproduct of Dimensional’s investment process, rather than specific sector bets.

Karen Umland, CFA

Stephen Clark

Joseph Chi, CFA

Jed Fogdall

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD (EX-U.S.) SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	22.93	30.72
Class B	22.59	30.39
MSCI World (ex-U.S.) Small Cap Index	24.51	34.76

1 The MSCI World (ex-U.S.) Small Cap Index is an unmanaged index that measures the performance of investable smaller foreign stocks not included in the MSCI World Index. The market capitalization range of these stocks will vary by country. The Index includes the 23 developed markets, excluding the United States. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Meggitt plc	0.4
Clariant AG	0.4
SBM Offshore NV	0.3
GKN plc	0.3
Croda International	0.3
Methanex Corp.	0.3
Valeo S.A.	0.3
IMI plc	0.3
The Weir Group plc	0.3
Aryzta AG	0.3

Top Countries

% of Net Assets
Japan	20.8
United Kingdom	15.9
Canada	12.9
Australia	8.6
Switzerland	5.8
Germany	4.9
France	3.9
Italy	3.0
Sweden	2.7
Netherlands	2.4

MSF-3

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	1.00%	$1,000.00	$1,319.60	$5.85
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.09

Class B	Actual	1.25%	$1,000.00	$1,318.00	$7.30
	Hypothetical*	1.25%	$1,000.00	$1,018.83	$6.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—99.5% of Net Assets

Security Description	Shares	Value*

Australia—8.6%
A-Cap Resources, Ltd. (a)	5,318	$3,150
Acrux, Ltd. (a)	47,161	170,830
Adamus Resources, Ltd. (a)	73,763	61,106
Adelaide Brighton, Ltd.	221,157	746,569
Aditya Birla Minerals, Ltd. (b)	15,019	20,569
AED Oil, Ltd. (a) (b)	93,946	38,927
AJ Lucas Group, Ltd. (b)	27,744	68,712
Alchemia, Ltd. (a)	56,649	36,506
AlesCo.Corp., Ltd. (b)	53,425	146,479
Alkane Resources, Ltd. (a)	49,902	50,775
Alliance Resources, Ltd. (a)	81,385	42,408
Allied Gold, Ltd. (a)	32,572	22,838
Amalgamated Holdings, Ltd.	31,555	209,504
Amcom Telecommunications, Ltd.	234,284	79,121
Andean Resources, Ltd. (a) (b)	163,581	1,107,933
Ansell, Ltd.	77,271	1,002,367
Antares Energy, Ltd. (a)	95,957	40,750
APA Group (b)	216,892	898,604
Apex Minerals NL (a)	754,434	20,050
APN News & Media, Ltd.	245,545	486,003
Arafura Resources, Ltd. (a)	96,318	145,658
ARB Corp., Ltd.	20,809	156,505
Aristocrat Leisure, Ltd. (b)	82,629	252,578
ASG Group, Ltd. (b)	51,299	62,465
Aspire Mining, Ltd. (a)	36,885	18,100
Atlas Iron, Ltd. (b)	175,201	528,471
Aurora Oil & Gas, Ltd. (a)	56,180	128,415
Ausdrill, Ltd.	60,769	192,709
Ausenco., Ltd. (b)	28,077	88,394
Austal, Ltd.	24,343	86,898
Austar United Communications, Ltd. (a) (b)	294,317	287,476
Austbrokers Holdings, Ltd.	11,722	61,415
Austereo Group, Ltd.	60,601	112,366
Austin Engineering, Ltd.	12,481	60,318
Australian Agricultural Co., Ltd. (b)	85,033	124,210
Australian Infrastructure Fund (b)	247,994	476,876
Australian Pharmaceutical Industries, Ltd.	157,007	70,719
Australian Worldwide Exploration, Ltd. (a) (b)	225,252	407,751
Automotive Holdings Group	92,092	230,836
AV Jennings, Ltd.	7,380	3,683
Avoca Resources, Ltd. (a)	88,015	319,561
Azumah Resources, Ltd. (a)	30,017	21,783
Bandanna Energy, Ltd. (a)	55,094	81,150
Bank of Queensland, Ltd. (b)	62,267	661,841
Bannerman Resources, Ltd. (a)	54,366	39,091
BC Iron, Ltd. (a)	27,808	83,051
Beach Petroleum, Ltd.	497,787	440,391
Berkeley Resources, Ltd. (a)	25,720	45,655
Bionomics, Ltd. (a)	51,919	17,266
Biota Holdings, Ltd. (a) (b)	70,678	71,504
Blackmores, Ltd.	4,906	140,316
Boart Longyear Group	211,078	984,182
Boom Logistics, Ltd.	57,490	22,650
Boulder Steel, Ltd. (a)	19,202	2,370
Bow Energy, Ltd. (a)	104,887	123,933
Braddken, Ltd.	66,047	607,666
Breville Group, Ltd.	1,180	3,472

Security Description	Shares	Value*

Australia—(Continued)
Brockman Resources, Ltd.	46,159	$231,444
BT Investment Management, Ltd.	11,643	34,102
Cabcharge Australia, Ltd.	58,685	350,585
Campbell Brothers, Ltd.	28,680	1,161,724
Cape Lambert Iron Ore, Ltd. (a)	97,229	49,706
Cardno, Ltd.	15,429	87,788
Carnarvon Petroleum, Ltd. (a)	261,557	127,084
Carnegie Corp., Ltd. (a)	63,298	7,175
Cash Converters International, Ltd.	68,077	49,109
Catalpa Resources, Ltd. (a)	39,799	80,375
Cellestis, Ltd. (a)	25,191	64,451
Centamin Egypt, Ltd. (a) (b)	111,248	306,482
Centrebet International, Ltd.	9,600	14,435
Centrex Metals, Ltd. (a)	25,334	10,501
Ceramic Fuel Cells, Ltd. (a)	335,470	56,638
CGA Mining, Ltd. (a)	7,066	22,494
Chalice Gold Mines, Ltd. (a)	25,904	19,797
Challenger Financial Services Group, Ltd.	282,888	1,359,652
Chandler Macleod Group, Ltd.	16,111	7,130
Chemgenex Pharmaceuticals, Ltd.	34,831	16,216
Citadel Resource Group, Ltd. (a) (b)	848,460	455,445
Citigold Corp., Ltd. (a)	104,691	12,801
Clean Seas Tuna, Ltd. (a)	857	92
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	18,559
Clough, Ltd.	89,000	67,860
Coal of Africa, Ltd. (a)	162,768	232,985
Coalspur Mines, Ltd. (a)	60,623	120,918
Cockatoo Coal, Ltd. (a)	360,139	195,179
Codan, Ltd.	44,453	67,374
Coffey International, Ltd.	21,485	22,866
Collection House, Ltd.	18,260	12,614
Comet Ridge, Ltd. (a)	17,561	3,240
ConnectEast Group (b)	1,832,262	796,694
Conquest Mining, Ltd. (a)	140,042	83,055
Consolidated Media Holdings, Ltd. (b)	220,029	702,440
Continental Coal, Ltd. (a)	136,537	10,051
Cooper Energy, Ltd. (a)	123,859	57,674
Count Financial, Ltd. (b)	64,404	83,672
Crane Group, Ltd. (b)	45,594	437,025
Credit Corp. Group, Ltd.	10,896	45,288
Crescent Gold, Ltd. (a)	55,131	7,057
CSG, Ltd.	103,334	159,717
Cudeco, Ltd. (a) (b)	51,210	238,183
Cue Energy Resources, Ltd. (a)	195,411	64,948
Customers, Ltd. (a)	33,696	63,271
Data #3, Ltd.	665	8,277
David Jones, Ltd. (b)	112,834	514,821
Decmil Group, Ltd. (a)	29,809	81,412
Deep Yellow, Ltd. (a)	335,540	111,007
Devine, Ltd.	184,720	53,799
Discovery Metals, Ltd. (a)	145,887	211,855
Dominion Mining, Ltd. (b)	31,178	106,321
Domino’s Pizza Enterprises, Ltd.	11,943	76,635
Downer EDI, Ltd. (b)	116,118	545,199
Dragon Mining, Ltd. (a)	2,104	3,541
Drillsearch Energy, Ltd. (a)	275,593	16,355
DUET Group (b)	435,173	750,188

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
DuluxGroup, Ltd.	7,490	$21,068
DWS Advanced Business Solutions, Ltd.	24,661	35,828
Dyesol, Ltd. (a)	37,128	27,540
Eastern Star Gas, Ltd. (a) (b)	321,107	264,359
Elders, Ltd. (b)	166,506	99,618
Elemental Minerals, Ltd. (a)	9,144	11,639
Emeco Holdings, Ltd.	231,231	255,410
Energy World Corp., Ltd.	437,888	255,286
Envestra, Ltd. (b)	509,028	273,146
Eservglobal, Ltd.	43,068	26,229
Euroz, Ltd.	8,343	13,148
Exco Resources, Ltd. (a)	62,226	36,273
Extract Resources, Ltd. (a) (b)	19,418	186,696
Fantastic Holdings, Ltd.	250	512
Ferraus, Ltd. (a)	33,559	30,903
FKP Property Group	494,524	432,490
Fleetwood Corp., Ltd.	36,945	490,960
FlexiGroup, Ltd.	62,397	91,320
Flight Centre, Ltd.	25,757	652,874
Flinders Mines, Ltd. (a)	330,186	50,643
Forge Group, Ltd.	13,647	69,087
Forte Energy NL (a)	61,924	10,134
Galaxy Resources, Ltd. (a)	50,341	74,641
Geodynamics, Ltd. (a)	82,317	31,642
Ginalbie Metals, Ltd. (a) (b)	198,871	282,621
Giralia Resources NL (a)	58,422	262,887
Gold One International, Ltd. (a)	265,777	88,511
Goodman Fielder, Ltd.	604,465	831,648
GrainCorp., Ltd.	100,018	673,624
Grange Resources, Ltd. (a)	120,000	92,666
Greenland Minerals & Energy, Ltd. (a)	35,524	43,389
GUD Holdings, Ltd. (b)	34,403	351,263
Gujarat NRE Coking Coal, Ltd. (a)	16,491	13,499
Gunns, Ltd. (b)	443,508	283,433
GWA International, Ltd.	136,258	427,925
Hastie Group, Ltd.	57,395	56,079
Heron Resources, Ltd. (a)	35,984	7,899
HFA Holdings, Ltd.	182,493	53,198
Highlands Pacific, Ltd. (a)	173,904	76,432
Hillgrove Resources, Ltd. (b)	69,463	20,605
Hills Industries, Ltd.	34,454	65,737
Horizon Oil, Ltd.	306,459	92,481
Icon Energy, Ltd. (a)	103,127	23,635
iiNET, Ltd.	29,332	86,931
Iluka Resources, Ltd. (a)	57,145	532,622
Imdex, Ltd.	56,956	104,557
IMF Australia, Ltd.	36,858	54,685
IMX Resources, Ltd. (a)	7,034	4,894
Independence Group NL	33,492	272,283
Indophil Resources NL (a)	55,747	60,451
Industrea, Ltd.	133,245	200,395
Infigen Energy	389,202	212,987
Infomedia, Ltd.	67,545	18,323
Integra Mining, Ltd. (a)	226,101	165,196
Integrated Research, Ltd.	28,972	10,433
International Ferro Metals, Ltd.	27,519	12,462
Intrepid Mines, Ltd. (a)	102,707	211,082

Security Description	Shares	Value*

Australia—(Continued)
Invocare, Ltd.	52,080	$387,897
IOOF Holdings, Ltd.	107,724	859,456
Iress Market Technology, Ltd. (b)	51,660	461,350
Iron Ore Holdings, Ltd. (a)	17,526	39,432
iSOFT Group, Ltd. (b)	340,747	25,431
Ivanhoe Australia, Ltd. (a)	25,761	94,088
Jabiru Metals, Ltd. (a)	194,534	134,307
JB Hi-Fi, Ltd.	50,206	919,374
Jupiter Mines, Ltd. (a)	42,527	33,279
Kagara, Ltd.	25,207	20,792
Kangaroo Resources, Ltd. (a)	196,326	40,158
Karoon Gas Australia, Ltd. (a) (b)	66,375	498,980
Kingsgate Consolidated, Ltd.	38,867	432,467
Kingsrose Mining, Ltd. (a)	78,221	113,660
Linc Energy, Ltd. (a)	119,994	325,079
Liquefied Natural Gas, Ltd. (a)	11,253	6,732
Lycopodium, Ltd.	1,399	7,230
M2 Telecommunications Group, Ltd.	24,748	73,176
Macmahon Holdings, Ltd.	344,513	184,998
Macquarie Telecom Group, Ltd.	3,983	36,263
Magma Metals, Ltd. (a)	61,670	34,696
Mantra Resources, Ltd. (a)	10,048	80,587
Marengo Mining, Ltd. (a)	125,291	51,235
Matrix Composites & Engineering, Ltd.	2,360	16,612
McMillan Shakespeare, Ltd.	15,824	136,970
McPherson’s Ltd.	20,859	67,231
Medusa Mining, Ltd.	39,249	261,348
Melbourne IT, Ltd.	32,435	63,232
MEO Australia, Ltd. (a)	220,030	50,613
Mermaid Marine Australia, Ltd.	88,820	273,482
Mesoblast, Ltd. (a)	27,256	129,811
Metals X, Ltd. (a) (b)	122,921	41,198
Metgasco, Ltd. (a)	143,193	60,060
Minara Resources, Ltd. (b)	192,345	186,871
Mincor Resources NL	46,504	89,641
Mineral Deposits, Ltd. (a) (b)	10,210	58,877
Mineral Resources, Ltd.	53,299	672,120
Mirabela Nickel, Ltd. (a) (b)	59,990	139,453
Molopo Australia, Ltd.	90,190	97,818
Moly Mines, Ltd. (a)	9,511	12,256
Monadelphous Group, Ltd. (b)	35,802	670,283
Morning Star Gold NL (a)	33,455	16,714
Mortgage Choice, Ltd.	27,374	37,331
Mount Gibson Iron, Ltd.	306,999	663,314
Murchison Metals, Ltd. (a) (b)	99,288	129,466
Myer Holdings, Ltd.	168,020	610,293
Nanosonics, Ltd. (a)	56,370	50,178
Navitas, Ltd.	169,383	668,252
Neptune Marine Services, Ltd. (a)	74,800	15,694
Nexbis, Ltd. (a)	121,902	13,089
NIB Holdings, Ltd.	95,649	128,676
Nido Petroleum, Ltd. (a)	522,236	61,422
Norfolk Group, Ltd.	47,507	61,993
North Australian Diamonds, Ltd. (a)	11,654	358
Northern Energy Corp., Ltd. (a)	30,998	54,399
Northern Iron, Ltd. (a) (b)	34,445	59,556
Norton Gold Fields, Ltd. (a)	119,909	23,278

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
NRW Holdings, Ltd.	43,536	$96,127
Nucoal Resources NL (a)	80,799	50,445
Nufarm, Ltd. (b)	104,906	551,454
Oaks Hotels & Resorts, Ltd.	12,541	3,902
Oakton, Ltd.	32,057	78,040
Orocobre, Ltd. (a)	20,107	67,672
OrtonGroup, Ltd.	3,352	29,427
Otto Energy, Ltd. (a)	308,140	31,538
Pacific Brands, Ltd. (b)	738,497	740,114
Pan Pacific Petroleum NL (a)	55,564	8,812
PanAust, Ltd. (a)	1,136,101	1,030,465
Panoramic Resources, Ltd.	70,453	185,134
PaperlinX, Ltd. (b)	340,846	142,569
Peet, Ltd.	48,359	98,957
Peninsula Energy, Ltd. (a)	127,191	9,757
Perilya, Ltd.	53,814	32,447
Perpetual, Ltd. (b)	19,722	629,696
Perseus Mining, Ltd. (a)	130,534	454,225
Petsec Energy, Ltd. (a)	3,946	646
Pharmaxis, Ltd. (a)	99,632	305,081
Photon Group, Ltd.	319,019	28,750
Platinum Australia, Ltd. (a) (b)	116,796	75,836
PMP, Ltd.	74,789	71,185
Premier Investments, Ltd.	22,452	142,418
Prima Biomed, Ltd. (a)	213,074	37,074
Primary Health Care, Ltd.	201,110	775,571
Prime Media Group, Ltd.	1,327	896
PrimeAg Australia, Ltd. (a)	7,839	11,499
Probiotec, Ltd.	13,845	9,492
Programmed Maintenance Services, Ltd. (b)	41,023	72,601
Quickstep Holdings, Ltd. (a)	31,204	12,516
Ramelius Resources, Ltd. (a)	71,244	77,921
RCR Tomlinson, Ltd.	13,292	19,994
REA Group, Ltd.	33,617	424,518
Reckon, Ltd.	24,309	58,213
Red Fork Energy, Ltd. (a)	29,578	13,005
Red Hill Iron, Ltd. (a)	3,707	10,699
Redflex Holdings, Ltd.	17,543	42,945
Reed Resources, Ltd. (a)	12,934	9,394
Regional Express Holdings, Ltd. (a)	9,952	11,483
Regis Resources, Ltd. (a)	91,540	224,715
Resolute Mining, Ltd. (b)	72,099	105,475
Resource Generation, Ltd. (a)	37,002	19,308
Retail Food Group, Ltd.	25,018	74,100
Rex Minerals, Ltd. (a)	23,357	69,832
RHG, Ltd. (a)	70,192	69,324
Rialto Energy, Ltd. (a)	13,119	9,915
Ridley Corp., Ltd.	94,194	118,494
Riversdale Mining, Ltd. (b)	92,987	1,616,710
Robust Resources, Ltd. (a)	3,414	6,031
Roc Oil Co., Ltd. (a)	348,894	146,276
Rock Building Society, Ltd.	1,453	3,895
RP Data, Ltd.	7,597	8,259
Runge, Ltd.	4,190	2,403
Ruralco Holdings, Ltd.	2,336	6,600
SAI Global, Ltd.	77,364	386,866
Salmat, Ltd.	36,428	162,546

Security Description	Shares	Value*

Australia—(Continued)
Sandfire Resources NL (a) (b)	55,851	$463,076
Saracen Mineral Holdings, Ltd.	91,120	78,279
Sedgman, Ltd.	35,300	82,275
Seek, Ltd.	80,686	547,152
Select Harvests, Ltd.	8,048	26,353
Servcorp, Ltd.	18,320	60,370
Service Stream, Ltd.	34,463	21,833
Seven Group Holdings, Ltd.	48,283	434,605
Sigma Pharmaceuticals, Ltd.	621,692	256,494
Sihayo Gold, Ltd. (a)	40,036	9,914
Silex Systems, Ltd. (a)	42,628	252,898
Silver Lake Resources, Ltd. (a)	34,334	83,213
Sirtex Medical, Ltd. (a)	18,491	114,464
Skilled Group, Ltd.	25,915	49,056
SMS Management & Technology, Ltd.	27,181	185,191
Southern Cross Electrical Engineering, Ltd.	13,042	14,283
Southern Cross Media Group	176,836	376,139
Spark Infrastructure Group (a)	688,162	799,173
Specialty Fashion Group, Ltd.	36,669	41,832
Spotless Group, Ltd. (b)	124,066	266,404
St. Barbara, Ltd. (b)	126,668	265,059
Starpharma Holdings, Ltd. (a)	62,500	53,406
Straits Resources, Ltd.	39,613	91,173
Strike Resources, Ltd. (a)	13,614	6,234
STW Communications Group, Ltd.	122,011	132,585
Sundance Energy Australia, Ltd. (a)	19,865	15,038
Sundance Resources, Ltd. (a) (b)	197,654	117,474
Sunland Group, Ltd.	93,411	71,695
Super Cheap Auto Group, Ltd.	41,121	256,260
Swick Mining Services, Ltd. (a)	44,723	20,125
Talent2 International, Ltd.	14,642	22,849
Tanami Gold NL (a)	58,725	60,066
Tap Oil, Ltd.	106,752	90,660
Tassal Group, Ltd.	62,669	108,695
Technology One, Ltd.	38,530	37,858
Ten Network Holdings, Ltd.	240,731	348,444
Terramin Australia, Ltd. (a)	34,330	16,822
TFS Corp., Ltd.	45,816	46,115
Thakral Holdings Group (REIT)	143,461	78,691
The Reject Shop, Ltd. (b)	11,148	157,512
Thorn Group, Ltd.	49,951	100,938
Tiger Resources, Ltd. (a)	107,569	55,658
Toro Energy, Ltd. (a)	57,265	9,367
Tower Australia Group, Ltd. (b)	187,024	740,282
Tox Free Solutions, Ltd. (a)	14,167	30,920
TPG Telecom, Ltd.	249,608	416,131
Transfield Services Infrastructure Fund (b)	163,296	104,427
Transfield Services, Ltd.	246,536	847,238
Transpacific Industries Group, Ltd. (a)	165,670	230,319
Troy Resources NL	19,456	79,177
Trust Co., Ltd.	3,656	23,613
UGL, Ltd. (b)	52,164	769,987
Unity Mining, Ltd.	45,078	9,261
UXC, Ltd.	101,253	50,262
Victoria Petroleum NL (a)	99,714	41,833
Village Roadshow, Ltd.	20,281	52,303
Virgin Blue Holdings, Ltd.	968,773	426,142

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	5,755	$20,639
Watpac, Ltd.	37,999	70,569
WDS, Ltd.	58,280	43,787
Webjet, Ltd.	17,109	42,190
West Australian Newspapers Holdings, Ltd. (b)	61,766	406,319
Western Areas NL (b)	55,986	341,823
White Energy Co., Ltd. (a) (b)	78,162	275,038
WHK Group, Ltd.	95,315	105,458
Wide Bay Australia, Ltd.	8,622	95,291
Wotif.com Holdings, Ltd.	51,701	263,373
WPG Resources, Ltd. (a)	42,581	31,348

		63,855,792

Austria—1.0%
A-TEC Industries AG (b)	1,749	8,721
Agrana Beteiligungs AG	1,493	156,239
Andritz AG	13,285	1,224,354
Austria Technologie & Systemtechnik AG	2,120	49,398
Austriamicrosystems AG (a)	4,174	199,993
bwin Interactive Entertainment AG (a)	12,484	493,118
BWT AG	1,528	45,038
CAT Oil AG	3,768	38,224
EVN AG (b)	12,148	204,585
Flughafen Wien AG	5,320	366,490
Intercell AG (a)	15,606	242,732
Kapsch TrafficCom AG	773	74,568
Lenzing AG	1,148	134,885
Mayr Melnhof Karton AG	3,602	422,288
Oberbank AG	174	10,463
Oesterreichische Post AG (b)	17,148	571,029
Palfinger AG	5,413	208,433
POLYTEC Holding AG	3,267	20,032
RHI AG (a)	11,020	435,315
Rosenbauer International AG	555	27,873
Schoeller-Bleckmann Oilfield Equipment AG	4,650	401,917
Semperit AG Holding	2,842	150,758
Uniqa Versicherungen AG (b)	4,263	83,914
Wienerberger AG (b)	58,361	1,117,616
Wolford AG	856	28,368
Zumtobel AG	16,442	460,557

		7,176,908

Belgium—1.3%
Ablynx NV (a)	1,669	17,804
Ackermans & van Haaren NV	10,676	894,044
AGFA-Gevaert NV (b)	86,666	372,078
AGFA-Gevaert NV (VVPR Strip) (a)	21,666	87
Banque Nationale de Belgique	88	410,648
Barco NV	2,022	130,828
Bekaert S.A.	11,853	1,365,535
Compagnie d’Entreprises CFE	3,390	243,919
Compagnie Immobiliere de Belgique S.A.	1,022	43,228
Compagnie Maritime Belge S.A.	2,195	67,778
D’ieteren S.A.	7,700	486,755
Deceuninck NV (b)	22,460	55,100

Security Description	Shares	Value*

Belgium—(Continued)
Deceuninck NV (VVPR Strip)	17,412	$47
Devgen (a)	1,589	10,230
Duvel Moortgat S.A.	85	7,968
Econocom Group	3,742	50,102
Elia System Operator S.A.	3,925	150,769
Euronav NV	11,341	192,802
EVS Broadcast Equipment S.A.	4,586	294,395
Exmar NV	2,923	21,064
Galapagos NV (a)	1,907	30,384
Gimv NV	225	12,317
Hamon & CIE S.A.	120	4,323
Hansen Transmissions International NV (a)	62,049	56,683
IRIS	560	21,679
Kinepolis	1,629	111,209
Lotus Bakeries S.A.	19	10,306
Melexis NV	5,734	103,355
Nyrstar (b)	34,275	515,939
Omega Pharma S.A.	8,374	402,850
Option NV	9,790	7,622
RealDolmen NV	42	7
RealDolmen NV (Post Reverse Split Shares)	737	14,728
Recticel S.A.	4,073	43,270
Roularta Media Group NV	90	3,096
Sipef S.A.	1,740	165,490
Telenet Group Holding NV (a)	27,321	1,079,586
Tessenderlo Chemie NV (b)	3,995	145,566
Tessenderlo Chemie NV (VVPR Strip) (a)	189	114
ThromboGenics NV (a)	2,995	92,182
Umicore S.A.	34,404	1,796,523
Van de Velde	2,138	113,331

		9,545,741

Bermuda—2.2%
21 Holdings, Ltd. (HKD) (a)	400,000	27,262
ABC Communications Holdings, Ltd. (HKD) (a)	54,000	4,925
Alco Holdings, Ltd. (HKD)	136,000	62,746
Allan International Holdings (HKD)	70,000	31,493
Apac Resources, Ltd. (HKD) (a)	2,300,000	144,956
APT Satellite Holdings, Ltd. (HKD) (a)	74,000	26,630
Artini China Co., Ltd. (HKD) (a)	171,000	11,197
Arts Optical International Holdings (HKD)	16,000	7,616
Asia Satellite Telecommunications Holdings, Ltd. (HKD)	66,000	115,468
Asia Standard International Group (HKD)	136,000	28,490
Automated Systems Holdings, Ltd. (HKD) (a)	32,000	6,620
Bel Global Resources Holdings, Ltd. (HKD) (a)	520,000	10,521
Biosensors International Group, Ltd. (SGD) (a)	346,000	304,592
Bossini International Holding (HKD)	438,000	52,950
Bund Center Investment, Ltd. (SGD) (a)	552,000	120,398
Burwill Holdings, Ltd. (HKD) (a)	1,294,000	84,762
BW Offshore, Ltd. (NOK) (a)	181,600	508,538
C C Land Holdings, Ltd. (HKD)	944,000	316,906
C Y Foundation Group, Ltd. (HKD) (a) (c)	1,040,000	15,654
Cafe de Coral Holdings, Ltd. (HKD)	118,000	291,284
Catlin Group, Ltd. (GBP)	266,277	1,537,926
CCT Telecom Holdings, Ltd. (HKD)	26,000	3,512

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Celestial Asia Securities Holdings, Ltd. (HKD)	1,024,000	$98,788
Century City International (HKD) (a)	616,000	45,166
Champion Technology Holdings, Ltd. (HKD)	1,620,186	37,307
Chen Hsong Holdings (HKD)	110,000	63,663
Chevalier International Holdings, Ltd.(HKD)	56,000	68,439
Chevalier Pacific Holdings, Ltd. (HKD)	455,000	19,898
China Boon Holdings, Ltd. (HKD) (a)	420,000	21,609
China Electronics Corp. Holdings Co., Ltd. (HKD)	352,000	43,872
China Glass Holdings, Ltd. (HKD)	38,000	28,840
China Mandarin Holdings, Ltd. (HKD) (a)	251,200	12,280
China Ocean Shipbuilding Industry Group, Ltd. (HKD) (a)	402,000	8,996
China Pipe Group, Ltd. (HKD) (a)	1,620,000	10,212
China Public Procurement, Ltd. (HKD) (a) (c)	644,000	56,337
China Solar Energy Holdings, Ltd. (HKD) (a)	1,620,000	29,590
China Sonangol Resources Enterprise, Ltd. (HKD) (a)	142,000	31,065
China WindPower Group, Ltd.(HKD) (a)	1,800,000	180,603
China-Hongkong Photo Products Holdings, Ltd. (HKD)	284,000	31,397
ChinaVision Media Group, Ltd. (HKD) (a)	310,000	27,913
Chow Sang Sang Holding (HKD)	120,000	293,243
Chuang’s China Investments, Ltd. (HKD) (a)	341,000	23,669
Chuangs’s Consortium International, Ltd. (HKD)	356,000	47,121
CNT Group, Ltd. (HKD) (a)	246,000	10,758
CSI Properties, Ltd. (HKD)	3,361,108	91,218
Culture Landmark Investment, Ltd. (HKD) (a)	1,728,000	45,791
Dejin Resources Group Co., Ltd. (HKD)	1,594,000	78,953
Dickson Concepts International, Ltd. (HKD)	112,000	90,752
Dockwise, Ltd. (NOK) (a) (b)	4,132	111,220
DVN Holdings, Ltd. (HKD)	240,000	16,011
Dynamic Energy Holdings, Ltd. (HKD) (a)	738,000	31,331
Emperor Entertainment Hotel, Ltd. (HKD) (c)	275,000	62,873
EPI Holdings, Ltd. (HKD) (a)	5,220,000	41,573
Fairwood, Ltd. (HKD)	20,000	28,248
Fong’s Industries Co., Ltd.(HKD)	94,000	59,254
Frasers Property China, Ltd. (HKD) (a)	114,000	2,917
Fujikon Industrial Holdings, Ltd. (HKD)	64,000	13,502
G-Resources Group, Ltd. (HKD) (a)	5,931,000	465,367
Genting Hong Kong, Ltd. (HKD) (a)	101,229	47,714
Giordano International, Ltd.(HKD)	798,000	464,618
Glorious Sun Enterprises, Ltd.(HKD)	262,000	120,891
Golden Ocean Group, Ltd. (NOK)	157,298	219,426
Golden Resorts Group, Ltd. (HKD)	2,320,000	158,171
Golden Resources Development International, Ltd. (HKD)	370,000	25,220
Goldin Financial Holdings, Ltd. (HKD) (a)	200,000	25,454
Good Fellow Resources Holdings, Ltd. (HKD) (a)	190,000	17,845
Great Eagle Holdings, Ltd. (HKD)	125,602	390,587
Guojin Resources Holdings, Ltd. (HKD) (a)	274,000	9,690
Haitong International Securities Group, Ltd. (HKD)	99,577	73,919
Hang Ten Group Holdings, Ltd. (HKD)	210,000	63,468
Hiscox, Ltd. (GBP)	228,631	1,360,717
Hong Kong Resources Holdings Co., Ltd. (HKD)	499,500	60,174
Hongkong Chinese, Ltd.(HKD) (a)	920,000	163,243
Hsin Chong Construction Group, Ltd. (HKD)	140,000	23,049
Huscoke Resources Holdings, Ltd. (HKD) (a)	1,490,000	85,286

Security Description	Shares	Value*

Bermuda—(Continued)
Hutchison Harbour Ring, Ltd. (HKD)	980,000	$132,354
Hybrid Kinetic Group, Ltd. (HKD) (a)	1,286,000	29,417
IDT International, Ltd. (HKD) (a)	406,000	11,877
Imagi International Holdings, Ltd. (HKD) (a)	107,000	3,557
iOne Holdings, Ltd. (HKD)	820,000	23,093
IT, Ltd. (HKD)	250,000	189,994
ITC Properties Group, Ltd. (HKD) (a)	57,000	14,224
Jiuzhou Development Co., Ltd. (HKD)	218,000	20,233
JLF Investment Co., Ltd. (HKD)	360,000	37,506
K Wah International Holdings, Ltd. (HKD)	652,000	243,665
Karl Thomson Holdings, Ltd. (HKD) (a)	94,000	9,067
Katanga Mining, Ltd. (CAD) (a) (b)	148,953	214,138
Kin Yat Holdings, Ltd. (HKD)	14,000	5,156
Kingmaker Footwear Holdings, Ltd. (HKD)	102,000	22,562
Kith Holdings, Ltd. (HKD)	42,000	8,848
KTP Holdings, Ltd. (HKD) (a)	24,000	8,707
Lancashire Holdings, Ltd. (GBP)	50,336	434,457
Le Saunda Holdings (HKD)	164,000	90,200
Lerado Group Holdings Co. (HKD)	202,000	37,748
Li Heng Chemical Fibre Technologies, Ltd. (SGD)	309,000	55,358
Lisi Group Holdings, Ltd. (HKD) (a)	400,000	31,393
Luk Fook Holdings International, Ltd. (HKD)	94,000	328,266
Luks Group Vietnam Holdings Co., Ltd. (HKD)	68,000	23,251
Lung Kee Holdings (HKD)	74,000	49,963
Man Yue International Holdings, Ltd. (HKD)	88,000	24,789
Mascotte Holdings, Ltd. (HKD) (a)	276,000	16,684
Matrix Holdings, Ltd. (HKD)	36,000	7,369
Mei Ah Entertainment Group, Ltd. (HKD)	800,000	17,387
Midland Holdings, Ltd. (HKD)	306,000	250,496
New Century Group Hong Kong, Ltd. (HKD)	912,000	22,276
New Times Energy Corp., Ltd. (HKD) (a)	4,084,000	99,281
Neway Group Holdings, Ltd. (HKD)	2,230,000	81,748
Newocean Energy Holdings, Ltd. (HKD)	262,000	54,938
Ngai LIK Industrial Holding (HKD) (a)	2,098,000	28,602
North Asia Resources Holdings, Ltd. (HKD) (a)	335,000	39,579
Omnicorp, Ltd. (HKD)	110,000	37,492
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (HKD)	555,882	42,148
Oriental Watch Holdings (HKD)	118,000	65,927
Pacific Andes International Holdings, Ltd. (HKD) (a)	640,356	129,987
Pacific Basin Shipping, Ltd. (HKD)	918,000	611,458
Pacific Century Premium Development, Ltd.(HKD)	420,000	77,257
Paliburg Holdings, Ltd. (HKD)	362,000	143,411
Pearl Oriental Innovation, Ltd. (HKD) (a)	380,000	56,674
Playmates Holdings, Ltd. (HKD)	36,000	12,549
Public Financial Holdings, Ltd. (HKD)	166,000	119,953
PYI Corp., Ltd. (HKD)	1,250,000	51,445
Regal Hotels International Holdings, Ltd. (HKD)	454,000	179,865
Rising Development Holdings (HKD) (a)	272,000	62,293
Samling Global, Ltd. (HKD)	1,240,000	100,473
Samson Paper Holdings, Ltd. (HKD)	36,000	7,018
SEA Holdings, Ltd. (HKD)	94,000	58,567
Sewco International Holdings, Ltd. (HKD) (a)	272,000	34,285
Shenzhen High-Tech Holdings, Ltd. (HKD) (a)	40,000	2,572
Shougang Concord Grand Group (HKD) (a)	206,000	13,512
Sing Tao News Corp., Ltd. (HKD)	276,000	96,184

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Sino-Tech International Holdings, Ltd. (HKD)	1,510,000	$46,806
Sinocop Resources Holdings, Ltd. (HKD) (a)	190,000	19,549
SIS International Holdings (HKD)	10,000	4,065
SmarTone Telecommunications Holding, Ltd. (HKD)	134,500	257,089
Suga International Holdings, Ltd. (HKD)	10,000	3,318
Sun Hing Vision Group Holdings, Ltd. (HKD)	42,000	19,116
Sun Innovation Holdings, Ltd. (HKD)	1,950,000	65,223
Sustainable Forest Holdings, Ltd. (HKD) (a)	1,162,500	49,343
SW Kingsway Capital Holdings, Ltd. (HKD)	894,000	37,943
Symphony Holdings, Ltd. (HKD)	272,000	13,996
Tack Hsin Holdings (HKD)	68,000	28,338
TAI Cheung Holdings (HKD)	250,000	190,591
Tan Chong International, Ltd. (HKD)	63,000	16,068
Texwinca Holdings, Ltd. (HKD)	276,000	351,422
Theme International Holdings, Ltd. (HKD)	400,000	33,451
Titan Petrochemicals Group, Ltd. (HKD)	1,000,000	87,468
Tomorrow International Holdings, Ltd. (HKD) (a)	420,000	22,416
Top Form International, Ltd. (HKD)	126,000	11,819
Town Health International Investments, Ltd. (HKD)	176,000	36,906
Transport International Holdings, Ltd. (HKD)	106,000	348,387
Tse Sui Luen Jewellery International, Ltd. (HKD)	40,000	37,981
Tysan Holdings, Ltd. (HKD)	104,000	19,397
Vantage International Holdings, Ltd. (HKD) (a)	264,000	31,246
Varitronix International, Ltd. (HKD)	164,000	78,261
Victory City International Holdings (HKD)	345,780	83,805
Wah Nam International Holdings, Ltd. (HKD) (a)	552,000	108,562
Wing Hing International Holdings, Ltd. (HKD) (a)	220,000	13,974
Wing Tai Properties, Ltd. (HKD)	280,000	102,636
Yeebo International Holdings (HKD)	24,000	4,076
Yugang International, Ltd. (HKD)	1,466,000	15,462

		16,063,661

Canada—12.9%
5N Plus, Inc. (a)	9,421	66,298
Aastra Technologies, Ltd. (a)	3,324	77,461
Absolute Software Corp. (a) (b)	19,254	71,619
Advantage Oil & Gas, Ltd. (a)	70,915	481,940
Aecon Group, Inc. (b)	26,300	270,483
AEterna Zentaris, Inc. (a)	11,866	20,518
AG Growth International, Inc. (b)	5,038	253,597
AGF Management, Ltd.	46,037	902,042
Ainsworth Lumber Co., Ltd. (a)	16,295	49,145
Air Canada (a) (b)	3,600	12,486
Akita Drilling, Ltd.	2,003	19,130
Alamos Gold, Inc. (a)	42,690	811,998
Alarmforce Industries, Inc. (a)	2,200	17,948
Alexco Resource Corp. (a)	18,644	153,695
Alexis Minerals Corp. (a)	18,500	3,813
Algoma Central Corp.	441	41,786
Algonquin Power & Utilities Corp.	40,433	204,055
Alliance Grain Traders, Inc. (b)	5,179	146,722
AltaGas, Ltd. (b)	21,981	479,529
Altius Minerals Corp. (a)	10,960	159,106
Amerigo Resources, Ltd. (a)	43,359	57,975
Anatolia Minerals Development, Ltd. (a)	39,145	303,416
Anderson Energy, Ltd. (a)	60,799	64,179

Security Description	Shares	Value*

Canada—(Continued)
Andrew Peller, Ltd.	300	$2,654
Angle Energy, Inc. (a)	22,038	183,890
Antrim Energy, Inc. (a)	26,096	31,220
Anvil Mining, Ltd.	57,664	349,567
Arsenal Energy, Inc. (a)	35,250	38,273
Astral Media, Inc.	22,017	929,641
Atco, Ltd. (b)	1,694	100,734
Atlantic Power Corp.	25,050	369,945
Atrium Innovations, Inc.	14,000	214,215
ATS Automation Tooling Systems, Inc. (a)	33,938	229,620
Augusta Resource Corp. (a)	36,290	137,907
Aura Minerals, Inc. (a)	55,579	217,913
Aurizon Mines, Ltd.	75,368	551,603
Avalon Rare Metals, Inc. (a)	19,905	124,269
Axia NetMedia Corp. (a)	16,400	29,018
Azure Dynamics Corp. (a)	101,313	31,065
B2Gold Corp. (a)	65,943	178,332
Baffinland Iron Mines Corp. (a)	81,702	117,456
Baja Mining Corp. (a)	54,900	62,368
Ballard Power Systems, Inc. (b)	49,749	75,021
Bankers Petroleum, Ltd. (a)	102,242	781,179
Bellatrix Exploration, Ltd. (a)	38,574	186,142
BioExx Specialty Proteins, Ltd. (a)	49,755	117,547
BioteQ Environmental Technologies, Inc. (a)	8,975	7,399
Birchcliff Energy, Ltd.	51,665	495,510
Black Diamond Group, Ltd.	3,533	76,400
BlackPearl Resources, Inc. (a)	95,917	566,997
BMTC Group, Inc.	4,687	96,595
Bonterra Energy Corp.	4,553	236,415
Boralex, Inc. (a)	10,730	87,484
Breakwater Resources, Ltd. (a)	38,493	250,764
Bridgewater Systems Corp. (a)	6,500	56,851
Brigus Gold Corp. (a)	42,854	90,473
Burcon NutraScience Corp. (a)	6,810	68,463
CAE, Inc.	114,697	1,327,197
Calfrac Well Services, Ltd. (b)	12,068	415,410
Calian Technologies, Ltd.	1,200	22,306
Calvalley Petroleums, Inc. (a)	34,810	174,977
Canaccord Capital, Inc. (a)	32,946	469,001
Canada Bread Co., Ltd.	139	6,395
Canadian Energy Services & Technology Corp. (b)	3,153	93,034
Canadian Western Bank (b)	32,287	920,538
Canadian Zinc Corp. (a)	6,000	4,041
Canam Group, Inc.	15,313	111,919
Canfor Corp. (a)	46,100	514,436
Cangene Corp. (a)	12,069	36,764
Canyon Services Group, Inc.	10,500	114,426
Capstone Mining Corp. (a)	82,281	371,410
Cardero Resources Corp. (a)	17,277	39,949
Cardiome Pharma Corp. (a)	28,600	183,440
Carpathian Gold, Inc. (a)	48,878	32,923
Cascades, Inc.	48,258	325,051
Catalyst Paper Corp. (a)	12,000	2,835
CCL Industries	7,746	230,659
CE Franklin, Ltd. (a)	1,700	12,818
Celestica, Inc.	107,681	1,044,658

Celtic Exploration, Ltd.	29,400	523,744

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Cequence Energy, Ltd. (a)	18,474	$36,402
China Gold International Resources Corp., Ltd. (a)	31,629	172,661
Chinook Energy, Inc. (a) (b)	12,817	27,575
CIC Energy Corp. (a)	15,763	109,027
Cinch Energy Corp. (a)	27,561	33,804
Clairvest Group, Inc.	200	2,702
Clarke, Inc.	1,730	7,166
Claude Resources, Inc. (a)	55,162	122,003
Cline Mining Corp. (a)	30,600	124,283
Coastal Contacts, Inc. (a)	13,510	22,546
Cogeco Cable, Inc.	8,771	361,703
Cogeco, Inc.	300	11,307
Colossus Minerals, Inc. (a)	24,008	212,879
COM DEV International, Ltd. (a) (b)	28,381	61,630
Compton Petroleum Corp. (a)	69,500	30,743
Computer Modelling Group, Ltd.	5,630	146,651
Connacher Oil & Gas, Ltd. (a)	197,335	263,854
Consolidated Thompson Iron Mines, Ltd. (a)	76,374	1,081,843
Constellation Software, Inc.	1,413	71,012
Contrans Group, Inc.	3,430	30,862
Copper Mountain Mining Corp. (a)	28,166	183,771
Corby Distilleries, Ltd.	3,841	64,988
Coro Mining Corp. (a)	8,346	9,817
Corridor Resources, Inc. (a) (b)	36,085	215,487
Corus Entertainment, Inc. (a)	36,600	815,010
Corvus Gold, Inc. (a) (b)	3,599	2,858
Cott Corp. (a)	38,895	349,965
Crew Energy, Inc.	38,210	733,700
Crew Gold Corp. (a)	5,231	24,349
Crocotta Energy, Inc. (a)	6,400	11,324
Crystallex International Corp.	98,450	30,682
Dalsa Corp.	4,390	80,235
Daylight Energy, Ltd. (b)	76,466	794,103
Delphi Energy Corp.	68,400	149,219
Denison Mines Corp. (a)	120,140	411,860
Detour Gold Corp. (a)	27,882	818,212
Dollarama, Inc. (a)	18,700	541,242
Dorel Industries, Inc.	14,400	499,447
DragonWave, Inc. (a)	6,730	56,969
Duluth Metals, Ltd. (a) (b)	26,307	76,697
Dundee Precious Metals, Inc.	42,380	399,643
DundeeWealth, Inc. (b)	25,486	549,587
Dynasty Metals & Mining, Inc. (a)	12,018	54,852
Eastern Platinum, Ltd. (a)	330,795	588,627
Eastmain Resources, Inc. (a)	21,965	46,151
easyhome, Ltd.	2,000	18,840
ECU Silver Mining, Inc. (a)	73,314	98,764
EGI Financial Holdings, Inc.	900	6,967
Electrovaya, Inc. (a)	11,336	31,682
Endeavour Silver Corp. (b)	17,940	131,660
Enghouse Systems, Ltd.	3,109	26,567
Ensign Energy Services, Inc.	54,073	817,048
Entree Gold, Inc.	26,750	93,317
Epsilon Energy, Ltd. (a)	16,318	48,395
Equitable Group, Inc.	6,001	150,764
Essential Energy Services, Ltd. (a)	11,059	23,792
Etrion Corp. (SEK) (a)	21,649	14,902

Security Description	Shares	Value*

Canada—(Continued)
European Goldfields, Ltd. (a)	50,850	$712,115
Evertz Technologies, Ltd.	13,339	233,201
Excellon Resources, Inc. (a)	69,422	93,521
Exco Technologies, Ltd.	4,100	15,457
Exeter Resource Corp. (a)	11,335	70,651
EXFO, Inc. (a)	8,543	60,721
Fairborne Energy, Ltd.	56,559	239,951
Far West Mining, Ltd. (a)	13,407	75,749
Farallon Mining, Ltd. (a)	117,975	93,697
Fiera Sceptre, Inc.	1,403	11,502
First Majestic Silver Corp. (a)	24,297	351,741
First Uranium Corp. (a)	26,500	35,699
FirstService Corp. (a)	10,500	317,206
Flint Energy Services, Ltd. (a)	21,995	401,779
Forsys Metals Corp. (a)	21,956	66,881
Fortress Paper, Ltd. (a)	2,669	119,994
Fortuna Silver Mines, Inc. (a)	36,282	174,352
Fortune Minerals, Ltd. (a)	3,916	6,771
Fronteer Gold, Inc. (a)	45,064	526,434
Galleon Energy, Inc.	41,400	171,061
Gammon Gold, Inc. (a)	61,100	498,776
Garda World Security Corp. (a)	3,100	28,797
Genesis Land Development Corp. (a)	17,608	59,301
Gennum Corp.	8,110	56,502
Genworth MI Canada, Inc.	3,211	89,064
Geomark Exploration, Ltd.	3,200	3,909
Glacier Media, Inc. (a)	9,600	23,066
Glentel, Inc.	3,165	78,910
GLG Life Tech Corp. (a)	1,100	11,822
Gluskin Sheff & Associates, Inc.	3,985	83,290
GLV, Inc. (a) (b)	11,535	87,785
GMP Capital, Inc.	23,300	283,432

Gold Wheaton Gold Corp. (a)	29,866	154,329
Golden Star Resources, Ltd. (b)	100,470	461,594
Grande Cache Coal Corp. (a)	38,400	404,190
Great Basin Gold, Ltd. (a)	125,750	372,939
Great Canadian Gaming Corp. (a)	30,400	224,631
Great Panther Silver, Ltd. (a) (b)	23,200	64,840
Greystar Resources, Ltd. (b)	19,700	80,012
Groupe Aeroplan, Inc.	105,679	1,452,329
Guyana Goldfields, Inc. (a)	19,255	207,126
Hanfeng Evergreen, Inc. (a) (b)	16,400	98,265
Harry Winston Diamond Corp.	27,544	320,382
Helix Biopharma Corp. (a)	100	258
Heroux-Devtek, Inc. (a)	15,800	94,193
High Liner Foods, Inc.	600	9,802
High River Gold Mines, Ltd. (a)	104,854	129,658
Home Capital Group, Inc.	15,284	795,776
Horizon North Logistics, Inc. (a)	1,558	4,652
HudBay Minerals, Inc. (a)	80,400	1,452,486
IESI-BFC, Ltd.	38,606	938,855
Imax Corp. (a) (b)	21,516	606,523
Imperial Metals Corp. (a)	9,963	263,824
Imris, Inc. (a)	400	2,312
Imris, Inc. (USD) (a)	900	4,424
Indigo Books & Music, Inc.	1,486	21,886

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Industrial Alliance Insurance and Financial Services, Inc.	31,052	$1,149,114
Innergex Renewable Energy, Inc.	17,439	174,092
Inter-Citic Minerals, Inc. (a)	28,492	67,599
International Forest Products, Ltd.	12,660	71,274
International Tower Hill Mines, Ltd. (a) (b)	18,999	193,485
Intertape Polymer Group, Inc. (a)	8,282	9,742
Ivanhoe Energy, Inc. (a)	88,404	241,740
Ivernia, Inc. (a)	8,000	3,297
Jaguar Mining, Inc. (a) (b)	29,936	213,377
KAB Distribution, Inc. (a) (c)	3,622	0
Keegan Resources, Inc. (a)	10,660	94,308
Kingsway Financial Services, Inc.	35,061	48,994
Kirkland Lake Gold, Inc. (a)	16,030	257,363
La Mancha Resources, Inc. (a)	41,390	93,624
Labopharm, Inc. (a)	19,530	18,652
Labrador Iron Mines Holdings, Ltd. (a)	13,799	161,199
Lake Shore Gold Corp. (a)	157,440	658,440
Laramide Resources(a)	27,131	53,733
Laurentian Bank of Canada	12,100	584,624
Le Chateau, Inc.	5,199	60,107
Legacy Oil & Gas, Inc. (a) (b)	39,144	611,932
Leon’s Furniture, Ltd. (b)	10,566	157,210
Linamar Corp.	30,800	630,120
MacDonald Dettwiler & Associates, Ltd. (a)	16,400	833,767
MAG Silver Corp. (a)	11,142	138,785
MagIndustries Corp. (a)	74,397	17,576
Major Drilling Group International	12,900	538,851
Manitoba Telecom Services, Inc.	13,354	382,617
Maple Leaf Foods, Inc.	35,146	402,446
March Networks Corp. (a)	400	1,649
Marsulex, Inc.	4,233	55,322
Martinrea International, Inc. (a)	28,496	255,252
Maxim Power Corp. (a)	2,800	7,854
MDC Partners, Inc.	1,800	30,763
MEGA Brands, Inc. (a)	73,769	48,205
Mega Uranium, Ltd. (a)	92,800	101,691
Mercator Minerals, Ltd. (a) (b)	64,310	256,671
Methanex Corp.	62,400	1,897,658
MGM Energy Corp. (a)	6,492	1,305
Midway Energy, Ltd. (a)	13,297	59,086
Migao Corp. (a)	27,685	216,537
Minco Silver Corp. (a)	8,213	52,430
Minefinders Corp. (a) (b)	18,170	199,474
Minera Andes, Inc. (a)	58,834	171,528
Miranda Technologies, Inc. (a)	11,073	61,226
Mosaid Technologies, Inc.	2,190	65,456
Mullen Group, Ltd. (b)	26,120	444,043
Nautilus Minerals, Inc. (a)	52,914	120,223
Neo Material Technologies, Inc. (a)	50,900	401,182
Nevada Copper Corp. (a)	10,550	48,789
New Gold, Inc. (a)	63,038	613,459
Newalta, Inc. (b)	21,758	260,081
Norbord, Inc. (a)	7,529	110,812
Nordion, Inc. (a) (b)	51,900	588,551
Norsemont Mining, Inc. (a)	19,937	76,565
North American Energy Partners, Inc. (a)	7,291	89,571

Security Description	Shares	Value*

Canada—(Continued)
North American Palladium, Ltd.	35,151	$243,481
Northern Dynasty Minerals, Ltd. (a)	17,364	249,628
Northgate Minerals Corp.	118,630	379,253
Novagold Resources, Inc. (a) (b)	43,879	626,843
Noveko International, Inc. (a)	8,600	4,020
NuVista Energy, Ltd. (a) (b)	38,717	360,040
OceanaGold Corp. (a)	86,549	324,548
Oncolytics Biotech, Inc. (a)	15,872	107,388
Open Range Energy Corp. (a)	18,692	35,704
Open Text Corp. (a) (b)	20,660	949,816
OPTI Canada, Inc.	110,322	74,310
Orleans Energy, Ltd. (a)	19,639	48,964
Oromin Explorations, Ltd. (a)	9,700	10,727
Orvana Minerals Corp. (a)	28,762	112,769
Pace Oil & Gas, Ltd. (a)	9,942	82,359
Pacific Northern Gas, Ltd.	1,270	38,163
Paladin Labs, Inc. (a)	4,098	135,337
Paramount Resources, Ltd. (b)	17,035	542,544
Parkbridge Lifestyles Communities, Inc.	9,546	69,865
Pason Systems, Inc.	28,216	395,994
Patheon, Inc. (a)	5,086	11,811
Peregrine Diamonds, Ltd. (a)	28,001	72,346
Perpetual Energy, Inc. (b)	41,416	163,632
Petrolifera Petroleum, Ltd. (a)	13,385	8,343
Petrominerales, Ltd. (a) (b)	14,100	470,047
Phoscan Chemical Corp. (a)	31,207	15,373
Platinum Group Metals, Ltd.	32,084	85,798
Platmin, Ltd. (a)	59,150	52,924
Plutonic Power Corp. (a)	15,300	32,763
Points International, Ltd.	2,000	1,387
Polaris Minerals Corp. (a)	1,800	2,696
PolyMet Mining Corp. (a) (b)	25,570	61,181
Potash One, Inc. (a)	19,871	90,096
Precision Drilling Corp. (a)	78,872	761,206
Premium Brands Holdings Corp.	5,850	82,219
Progress Energy Resources Corp. (b)	71,797	916,680
Prometic Life Sciences, Inc. (a)	77,000	9,289
ProspEx Resources, Ltd. (a)	9,613	12,660
Pulse Seismic, Inc. (a)	7,964	13,931
QLT, Inc. (a)	26,200	193,069
Quadra FNX Mining, Ltd. (a) (b)	57,822	973,679
Quebecor, Inc.	22,380	846,422
Queenston Mining, Inc. (a)	16,906	101,637
Questerre Energy Corp. (a)	70,969	146,262
Ram Power Corp. (a)	47,994	107,114
Redknee Solutions, Inc. (a)	16,690	23,155
Reitmans Canada, Ltd.	1,400	25,278
Reitmans Canada, Ltd. (Class A)	25,230	473,300
Resverlogix Corp. (a) (b)	12,830	30,440
Richelieu Hardware, Ltd.	6,030	185,259
Richmont Mines, Inc. (a)	10,200	52,400
Ritchie Bros. Auctioneers, Inc. (b)	25,983	598,703
Rock Energy, Inc. (a)	8,787	42,932
Rocky Mountain Dealerships, Inc.	2,139	19,139
RONA, Inc. (a)	64,750	919,141
Rubicon Minerals Corp.	49,480	282,544

RuggedCom, Inc. (a)	3,609	65,308

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Russel Metals, Inc.	26,185	$602,831
Sabina Gold & Silver Corp. (a)	31,306	176,562
Sandvine Corp.	85,000	240,123
Savanna Energy Services Corp.	40,539	288,953
Scorpio Mining Corp. (a)	66,900	66,584
Seabridge Gold, Inc. (a)	9,584	290,786
Sears Canada, Inc.	18,168	349,954
SEMAFO, Inc. (a) (b)	85,582	924,909
ShawCor, Ltd.	21,740	723,647
Sherritt International Corp. (b)	166,959	1,421,678
Shore Gold, Inc.	88,170	79,776
Sierra Wireless, Inc. (a)	16,748	250,201
Silver Standard Resources, Inc. (a) (b)	32,910	920,104
Silvercorp Metals, Inc.	70,340	900,906
Softchoice Corp. (a)	830	6,534
Sonde Resources Corp. (a)	6,644	24,313
SouthGobi Energy Resources, Ltd. (a)	18,637	228,208
Sprott Resource Corp. (a) (b)	28,297	130,006
Sprott Resource Lending Corp. (a)	60,051	106,253
Sprott, Inc.	15,162	122,857
St. Andrew Goldfields, Ltd. (a)	83,950	122,376
Stantec, Inc. (a)	22,708	633,048
Stella-Jones, Inc.	2,433	81,426
Stornoway Diamond Corp. (a)	102,750	63,011
Strateco Resources, Inc. (a)	32,150	31,675
Student Transportation, Inc. (b)	14,665	89,786
SunOpta, Inc. (a)	24,071	189,238
Superior Plus Corp. (b)	38,405	427,795
SXC Health Solutions Corp. (a) (b)	24,544	1,051,145
Tanzanian Royalty Exploration Corp. (b)	33,054	241,915
Taseko Mines, Ltd.	77,000	402,533
Teranga Gold Corp. (AUD) (a) (b)	26,882	78,414
Terra Energy Corp.	18,547	23,121
The Cash Store Financial Services, Inc.	3,105	48,072
The Churchill Corp. (a)	7,000	128,712
The Descartes Systems Group, Inc. (a)	22,987	162,229
The Forzani Group, Ltd.	13,508	247,835
The Jean Coutu Group PJC, Inc.	43,805	424,090
Theratechnologies, Inc. (a) (b)	21,224	116,714
Thompson Creek Metals Co., Inc. (a) (b)	70,311	1,032,010
Timminco, Ltd. (a)	9,700	3,218
TMX Group, Inc.	25,021	929,704
Torex Gold Resources, Inc. (a)	29,506	49,538
Toromont Industries, Ltd.	28,830	891,536
Torstar Corp.	23,209	284,892

Total Energy Services, Inc.	9,712	138,059
Transcontinental, Inc.	35,860	576,817
TransForce, Inc. (b)	28,393	358,516
Transglobe Energy Corp. (a)	20,465	326,922
Transition Therapeutics, Inc.	800	1,528
Trican Well Service, Ltd. (b)	54,980	1,113,197
Trilogy Energy Corp. (b)	14,052	173,761
Trinidad Drilling, Ltd. (b)	59,328	375,758
TSO3, Inc. (a)	17,113	22,710
Twin Butte Energy, Ltd. (a)	24,959	51,188
Uex Corp. (a)	108,400	245,200
Uni-Select, Inc.	4,215	114,835

Security Description	Shares	Value*

Canada—(Continued)
Ur-Energy, Inc. (a)	26,246	$78,630
Uranium One, Inc. (a) (b)	261,250	1,250,176
Valeant Pharmaceuticals International, Inc. (a)	29,340	834,156
Valener, Inc.	1,508	25,924
Vecima Networks, Inc. (a)	2,500	10,807
Vector Aerospace Corp.	6,300	59,599
Ventana Gold Corp. (a)	36,235	483,036
Vero Energy, Inc. (a)	17,207	99,121
Virginia Mines, Inc. (a)	5,208	44,766
WaterFurnace Renewable Energy, Inc.	2,283	56,851
Wesdome Gold Mines, Ltd.	28,207	77,132
West Fraser Timber Co., Ltd.	16,233	764,405
Westaim Corp. (a)	35,191	19,458
Western Coal Corp. (a) (b)	51,380	635,341
Western Financial Group, Inc.	20,248	83,866
Westport Innovations, Inc. (a)	14,679	270,795
Wi-Lan, Inc.	38,724	249,154
Winpak, Ltd.	5,634	70,517
Winstar Resources, Ltd. (a)	10,678	55,821
Xtreme Coil Drilling Corp. (a)	5,600	26,404
YM Biosciences, Inc. (a)	24,923	58,129
Yukon-Nevada Gold Corp. (a)	160,537	138,797
Zarlink Semiconductor, Inc. (a) (b)	33,170	61,025
ZCLComposites, Inc.	11,781	36,716

		95,334,074

Cayman Islands—0.7%
Artel Solutions Group Holdings, Ltd. (HKD) (a)	970,000	43,039
Aupu Group Holding Co., Ltd. (HKD)	246,000	40,809
Bauhaus International Holdings, Ltd. (HKD)	60,000	26,816
Bio-Dynamic Group, Ltd. (HKD) (a)	190,000	30,303
Birmingham International Holdings, Ltd. (HKD) (a)	1,110,000	28,269
Bonjour Holdings, Ltd. (HKD)	280,000	54,011
Century Sunshine Group Holdings, Ltd. (HKD)	265,000	10,057
Chigo Holding, Ltd. (HKD)	740,000	95,180
China Digital Licensing Group, Ltd. (HKD) (a)	200,000	12,867
China Energy Development Holdings, Ltd. (HKD) (a)	1,510,000	84,471
China Flavors & Fragrances Co., Ltd. (HKD)	62,319	15,826
China Infrastructure Investment, Ltd. (HKD) (a)	626,000	27,392
China Metal International Holdings, Inc. (HKD)	300,000	96,459
China Oriental Culture Group, Ltd. (HKD) (a)	220,000	18,394
China Sci-Tech Holdings, Ltd. (HKD) (a)	8,984,000	224,118
China Sunshine Paper Holdings Co., Ltd. (HKD)	201,000	59,202
China Timber Resources Group, Ltd. (HKD)	3,400,000	150,633
China Ting Group Holdings, Ltd. (HKD)	318,550	52,450
Chinasoft International, Ltd. (HKD)	200,000	50,078
CK Life Sciences International Holdings, Inc. (HKD) (a)	1,288,000	87,811
CP Lotus Corp. (HKD) (a)	1,750,000	57,410
DBA Telecommunication Asia Holdings, Ltd (HKD) (a)	252,000	49,920
Eagle Nice International Holdings, Ltd. (HKD)	120,000	37,901
EcoGreen Fine Chemicals Group, Ltd. (HKD)	56,000	22,400
Endeavour Mining Corp. (CAD) (a)	41,066	116,010
EVA Precision Industrial Holdings, Ltd. (HKD)	224,000	218,361

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Cayman Islands—(Continued)
Far East Consortium (HKD)	573,877	$149,784
Freeman Financial Corp., Ltd. (HKD) (a)	135,000	5,896
Get Nice Holdings, Ltd. (HKD)	1,094,000	70,298
Global Green Tech Group, Ltd. (HKD)	476,000	6,918
Hannstar Board International Holdings, Ltd. (HKD)	244,000	37,663
Hans Energy Co., Ltd. (HKD) (a)	402,000	13,444
HKR International, Ltd. (HKD)	348,800	186,610
Huafeng Group Holdings, Ltd. (HKD)	460,000	24,834
IPE Group, Ltd. (HKD)	170,000	29,514
Kam Hing International Holdings, Ltd. (HKD)	196,000	32,526
Kantone Holdings, Ltd. (HKD)	930,000	15,298
Kiu Hung Energy Holdings, Ltd. (HKD)	960,000	40,104
Ko Yo Ecological Agrotech Group, Ltd. (HKD)	2,680,000	67,908
Lee & Man Holding, Ltd. (HKD)	190,000	191,786
Longrun Tea Group Co., Ltd. (HKD) (a)	260,000	19,395
Luen Thai Holdings, Ltd. (HKD)	156,000	16,457
Lung Cheong International Holdings, Ltd. (HKD) (a)	551,254	22,682
Ming Fai International Holdings, Ltd. (HKD)	145,000	59,596
Ming Fung Jewellery Group, Ltd. (HKD)	490,000	50,362
Modern Beauty Salon Holdings, Ltd. (HKD)	56,000	5,691
Natural Beauty Bio-Technology, Ltd. (HKD)	240,000	64,206
Neo-Neon Holdings, Ltd. (HKD)	159,500	85,752
Norstar Founders Group, Ltd.(HKD) (c)	120,000	0
Pacific Textile Holdings, Ltd. (HKD)	260,000	169,544
Pan Asia Environmental Protection Group, Ltd. (HKD)	194,000	40,429
Phoenix Satellite Television Holdings, Ltd. (HKD)	384,000	129,421
Pico Far East Holdings, Ltd. (HKD)	284,000	60,238
PME Group, Ltd. (HKD)(a)	440,000	41,310
PNG Resources Holdings, Ltd. (HKD) (a)	1,520,000	55,714
Polytec Asset Holdings, Ltd. (HKD)	565,000	87,145
Royale Furniture Holdings, Ltd. (HKD)	114,000	51,916
Sa Sa International Holdings, Ltd. (HKD)	460,000	286,355
Siem Offshore, Inc. (NOK) (a)	63,621	118,492
Sino Dragon New Energy Holdings, Ltd. (HKD) (a)	424,000	59,996
Sino Prosper State Gold Resources Holdings, Ltd. (HKD) (a)	950,000	58,018
Solomon Systech International, Ltd. (HKD)	656,000	37,130
South China China, Ltd. (HKD)	496,000	32,538
South China Land, Ltd. (HKD) (a)	480,000	11,241
Stella International Holdings, Ltd.(HKD)	87,500	174,457
Superb Summit International Timber Co., Ltd. (HKD) (a)	1,555,000	71,034
Texhong Textile Group, Ltd. (HKD)	214,000	163,374
Tom Group, Ltd. (HKD) (a)	496,000	51,686
Tongda Group Holdings, Ltd. (HKD)	1,350,000	69,365
TSC Offshore Group, Ltd. (HKD) (a)	133,000	34,036
Upbest Group, Ltd. (HKD)	8,000	1,019
Value Partners Group, Ltd. (HKD)	172,000	172,536
Vedan International Holdings, Ltd. (HKD)	296,000	24,366
Veeko International Holdings, Ltd. (HKD)	460,000	27,194
Vision Values Holdings, Ltd. (HKD)	80,000	3,658
VST Holdings, Ltd. (HKD)	364,000	106,353
Water Oasis Group, Ltd. (HKD)	164,000	26,577
Win Hanverky Holdings, Ltd. (HKD)	194,000	29,692

Security Description	Shares	Value*

Cayman Islands—(Continued)
Xingye Copper International Group, Ltd. (HKD)	114,000	$31,438

		5,133,183

Channel Islands—0.0%
Gottex Fund Management Holdings, Ltd. (CHF)	800	4,948

Cyprus—0.2%
Bank of Cyprus Public Co., Ltd. (a)	39,156	135,505
Marfin Popular Bank Public Co., Ltd. (b)	183,579	283,088
ProSafe SE (NOK)	105,031	837,082
Songa Offshore SE (NOK) (a)	68,253	368,168

		1,623,843

Denmark—1.1%
ALK-Abello A/S	1,974	114,040
Alm Brand A/S (a)	4,837	12,277
Alm Brand A/S (Rights Issue) (a)	43,533	111,070
Amagerbanken A/S	178,000	107,207
Ambu A/S	102	2,958
Auriga Industries	10,326	170,553
Bang & Olufsen A/S (b)	16,200	168,844
Bavarian Nordic A/S (a)	4,360	191,963
BoConcept Holding A/S	228	7,172
D/S Norden	11,463	417,224
Dalhoff, Larsen & Horneman A/S	4,113	22,687
DFDS A/S	139	10,440
East Asiatic Co., Ltd. A/S (b)	4,591	148,432
Fionia Bank A/S (c)	6,891	0
Genmab A/S (a)	9,052	106,558
GN Store Nord	150,500	1,373,143
Greentech Energy Systems (a)	18,503	53,542
Harboes Bryggeri A/S	1,454	39,486
IC Companys A/S	5,141	258,656
NeuroSearch A/S	8,352	142,638
Newcap Holding A/S (a)	51,241	4,787
NKT Holding A/S (b)	11,166	596,398
Nordjyske Bank A/S	185	3,890
North Media A/S	3,568	23,245
Parken Sport & Entertainment A/S	1,676	31,063
PER Aarsleff A/S	822	61,311
Ringkjoebing Landbobank A/S	1,493	194,488
Rockwool International A/S	1,224	152,866
Royal UNIBREW A/S	3,020	180,149
Satair A/S	1,494	90,504
Schouw & Co.	7,984	191,520
SimCorp A/S	2,069	332,681
Sjaelso Gruppen	9,226	17,740
Solar Holdings A/S	1,841	140,280
Spar Nord Bank A/S	6,592	72,390
Sydbank A/S	38,009	1,033,227
Thrane & Thrane A/S	1,621	69,311
TK Development (a)	20,622	88,562
Topdanmark A/S (a) (b)	6,902	914,557
TopoTarget A/S	49,340	31,657
Torm A/S	15,066	105,920
Vestjysk Bank A/S	3,112	38,305

		7,833,741

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—2.3%
Ahlstrom Oyj	5,565	$110,591
Alma Media	25,883	287,070
Amer Sports Oyj	47,450	663,259
Aspo Oyj	6,855	75,847
Atria plc	4,955	59,723
BasWare Oyj	2,480	82,218
Cargotec Corp.	4,697	245,701
Comptel plc	40,187	37,160
Cramo Oyj	8,449	215,909
Elektrobit Corp.	43,163	38,846
Elisa Oyj	55,046	1,203,671
F-Secure Oyj	42,089	112,723
Finnair Oyj	18,250	123,678
Finnlines Oyj	9,624	102,993
Fiskars Oyj	14,230	330,367
Glaston Ojy ABP	2,749	4,169
HKScan Oyj	11,438	109,555
Huhtamaki Oyj	26,425	366,226
Ilkka-Yhtyma Oyj	2,702	29,641
Kemira Oyj	35,029	549,188
Kesko Oyj	16,621	777,989
Konecranes Oyj	15,783	653,276
Lassila & Tikanoja Oyj	2,841	56,019
Lemminkainen Oyj	2,897	100,873
M-real Oyj	67,081	228,315
Okmetic Oyj	1,163	8,301
Olvi Oyj	3,420	140,633
Oriola-KD Oyj	43,612	186,190
Orion Oyj (Series A)	16,237	356,684
Orion Oyj (Series B)	42,792	937,636
Outokumpu Oyj (b)	47,561	885,119
Outotec Oyj	11,767	727,975
PKC Group Oyj	12,102	249,682
Pohjola Bank plc	81,277	976,269
Ponsse Oyj	513	7,421
Poyry Oyj (b)	18,838	230,825
Raisio plc	52,300	197,578
Ramirent Oyj	63,927	842,989
Rapala VMC Oyj	7,700	70,922
Rautaruukki Oyj	42,125	988,895
Ruukki Group Oyj	95,130	216,445
Sanoma Oyj	33,916	736,839
Scanfil Oyj	10,528	41,902
Stockmann Oyj Abp (b)	9,921	376,072
Tecnomen Oyj (a)	33,483	26,915
Teleste Oyj	772	4,560
Tietoenator Oyj	40,559	768,753
Tikkurila Oyj (a)	2,304	50,956
Uponor Oyj (b)	27,006	500,734
Vacon plc	1,625	84,846
Vaisala Oyj	3,399	93,311
YIT Oyj	45,663	1,141,394

		17,414,853

France—3.9%
Alten, Ltd. (a)	8,682	286,119
Altran Technologies S.A. (a) (b)	53,165	232,068

Security Description	Shares	Value*

France—(Continued)
April Group	5,915	$167,446
Arkema S.A.	15,610	1,127,864
Assystem (b)	9,046	165,444
Atari S.A. (a)	13,748	49,962
Atos Origin S.A.	23,273	1,243,022
Audika	2,239	50,163
Beneteau S.A.	21,876	463,991
Boiron S.A.	3,639	138,871
Bonduelle S.C.A. (b)	1,643	157,362
Bongrain S.A.	1,234	99,639
Bourbon S.A. (b)	19,926	927,621
Boursorama (a)	1,071	11,351
Bull S.A. (a)	38,888	177,816
Canal Plus	27,664	186,002
Cegedim S.A.	1,169	64,488
Cegid Group	1,784	54,084
Cie Generale de Geophysique-Veritas S.A. (a)	38,841	1,188,366
Ciments Francais S.A.	2,486	241,616
Club Mediterranee (a)	9,320	193,174
Delachaux S.A.	1,661	133,600
Derichebourg	37,828	264,745
Devoteam S.A.	600	15,739
EDF Energies Nouvelles S.A. (b)	9,918	420,862
Electricite de Strasbourg	88	13,324
Entrepose Contracting	219	33,706
Esso S.A. Francaise	211	28,385
Etablissements Maurel et Prom (b)	36,660	518,610
Euler Hermes S.A.	9,804	937,563
Euro Disney S.C.A. (a)	12,177	67,180
Eurofins Scientific	1,147	82,825
Exel Industries	601	31,299
Faurecia (a)	9,837	284,746
Fimalac S.A.	4,392	188,320
Fleury Michon S.A.	141	5,718
Flo Groupe	1,265	8,282
GameLoft S.A. (a)	522	3,821
GFI Informatique	21,618	86,632
GIFI	328	25,569
GL Events	3,491	119,765
Groupe Steria S.C.A.	17,503	455,563
Guerbet	570	50,148
Guyenne et Gascogne S.A.	1,236	133,852
Haulotte Group S.A.	4,253	65,979
Havas S.A.	117,044	610,277
Hi-Media S.A.	1,868	8,757
IMS-International Metal Service	2,270	39,545
Ingenico	15,073	547,042
Inter Parfums S.A.	308	11,288
IPSOS	10,750	511,910
Kaufman & Broad S.A.	2,689	82,903
Korian	2,074	45,725
Laurent-Perrier	1,269	135,989
Lectra	6,736	37,783
LISI	2,049	137,941
LVL Medical Groupe S.A. (a)	2,552	48,881
Manitou BF S.A.	5,576	129,251
Manutan International	64	4,235

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Marseill Tunnel Prado-Carena	219	$7,276
Meetic (a)	5,080	110,717
Mersen	7,234	332,373
METabolic EXplorer S.A. (a)	785	6,786
Metropole Television S.A.	19,537	474,098
Naturex	369	20,135
Neopost S.A. (b)	12,504	1,092,977
Nexans S.A.	10,452	824,915
Nexity	3,377	154,583
NicOx S.A. (a)	7,357	21,688
Norbert Dentressangle	1,639	145,599
NRJ Groupe	14,208	154,191
Orpea (a) (b)	8,307	385,322
PagesJaunes Groupe (b)	55,218	503,380
Parrot S.A. (a)	1,305	42,161
Pierre & Vacances (b)	2,151	173,842
Plastic Omnium S.A.	681	48,352
Rallye S.A.	10,938	471,904
Recylex S.A. (a) (b)	9,886	86,393
Remy Cointreau S.A.	4,143	293,867
Rhodia S.A.	38,924	1,293,685
Robertet S.A.	14	2,025
Rubis (b)	4,709	549,425
S.O.I.T.E.C. (a) (b)	51,917	564,188
Sa des Ciments Vicat	102	8,541
Saft Groupe S.A. (a)	11,520	425,105
Samse S.A.	24	1,978
Sartorius Stedim Biotech	639	32,265
SEB S.A.	6,070	632,197
Seche Environnement S.A.	389	30,710
Sechilienne-Sidec	7,641	194,655
SeLoger.com (a)	6,489	306,173
Sequana	9,079	141,765
Société BIC S.A.	8,611	741,646
Somfy S.A.	75	17,285
Sopra Group S.A.	2,210	171,084
Stallergenes	3,301	261,039
STEF-TFE	599	31,211
Sucriere de Pithiviers-Le-Vieil	2	2,203
Sword Group	571	17,451
Synergie S.A.	400	10,395
Teleperformance	23,774	804,609
TF1 Group	769	13,405
Trigano S.A.	2,076	65,365
UBISOFT Entertainment (b)	14,584	156,065
Union Financiere de France BQE S.A.	1,243	44,926
Valeo S.A.	32,972	1,877,116
Viel et Compagnie	2,379	8,937
Vilmorin & Cie (b)	2,448	279,328
Virbac S.A.	1,074	187,221
VM Materiaux S.A.	181	9,984
Vranken-Pommery Monopole	471	20,942
Zodiac S.A.	18,836	1,418,623

		29,226,335

Gabon—0.0%
Total Gabon	32	13,238

Security Description	Shares	Value*

Germany—4.9%
Aareal Bank AG	19,138	$584,910
ADVA AG Optical Networking (a)	11,190	87,806
Aixtron AG (b)	45,746	1,693,059
Amadeus Fire AG	410	15,914
Arques Industries AG	1,234	5,641
Asian Bamboo AG	990	52,318
Augusta Technologie AG	3,157	66,317
Aurubis AG	12,638	748,008
Baader Bank AG	2,098	8,788
Balda AG	9,861	91,107
Bauer AG	4,376	206,904
BayWa AG	1,578	74,606
Bechtle AG	5,404	209,961
Bertrandt AG	2,364	174,467
Bilfinger Berger AG	20,710	1,754,223
Biotest AG	1,525	100,615
Borussia Dortmund GmbH & Co. KGaA (a)	34,018	117,361
Carl Zeiss Meditec AG	16,046	306,969
CENIT AG	2,149	17,205
Centrosolar Group AG (a)	1,587	10,770
CENTROTEC Sustainable AG (a)	1,358	29,103
Centrotherm Photovoltaics AG (a)	1,551	55,976
Cewe Color Holding AG	2,667	119,114
Comdirect Bank AG	15,966	153,921
Compugroup Holding AG	1,206	17,870
Conergy AG (a) (b)	33,140	22,115
CropEnergies AG (a)	3,997	30,405
CTS Eventim AG	4,715	291,807
Curanum AG	13,816	45,602
DAB Bank AG	8,986	51,377
Delticom AG	543	48,364
Demag Cranes AG	5,175	251,601
Deutsche Beteiligungs AG	1,323	37,208
Douglas Holding AG	15,109	849,941
Drillisch AG	21,043	171,959
Duerr AG	3,254	104,053
Duetz AG (a)	25,308	211,615
Elexis AG	1,232	21,835
Elmos Semiconductor AG	673	8,484
ElringKlinger AG	14,732	522,528
Euromicron AG	790	22,737
Evotec AG (a)	61,225	239,700
Fielmann AG	4,544	433,164
Freenet AG	46,549	492,471
Fuchs Petrolub AG	1,254	165,762
Gerresheimer AG	14,605	645,355
Gerry Weber International AG	5,762	283,794
Gesco AG	554	38,886
GFK SE	7,350	370,154
GFT Technologies AG	3,908	21,662
Gildemeister AG	25,474	569,421
Grammer AG	2,047	50,204
Grenkeleasing AG	2,244	114,246
H&R WASAG AG	3,539	99,772
Hamburger Hafen und Logistik AG	6,901	319,388
Hawesko Holding AG	570	22,446
Heidelberger Druckmaschinen AG	118,995	588,203

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Homag Group AG	925	$20,578
Indus Holding AG	8,923	262,738
Init Innovation In Traffic Systems AG	649	13,033
Interseroh SE	720	42,643
Intershop Communications AG (a)	7,747	19,786
IVG Immobilen AG (b)	54,751	473,619
Jenoptik AG (a)	17,633	127,489
Kizoo AG	3,469	39,387
Kloeckner & Co. SE	42,223	1,187,746
Koenig & Bauer AG	3,756	87,985
Kontron AG	23,408	250,525
Krones AG (b)	7,664	482,186
KUKA AG	6,919	153,871
KWS Saat AG	1,133	220,592
Leoni AG	12,611	556,648
Loewe AG	2,442	22,421
LPKF Laser & Electronics AG	2,390	38,876
Manz Automation AG (a)	1,003	67,649
Medigene AG (a)	13,692	36,585
Medion AG	13,811	249,737
MLP AG	27,190	276,753
Morphosys AG (a)	8,735	216,924
MTU Aero Engines Holding AG (a)	24,694	1,672,987
Muehlbauer Holding AG & Co. KGaA	508	27,176
MVV Energie AG	1,372	51,529
Nemetschek AG	1,294	55,208
Nordex AG (b)	13,112	96,710
OHB Technology AG	1,495	33,241
Patrizia Immobilien AG (a)	2,355	12,102
Pfeiffer Vacuum Technology AG	2,569	302,933
Pfleiderer AG (a) (b)	22,588	73,918
Phoenix Solar AG	338	10,737
PNE Wind AG	22,158	45,107
Praktiker Bau- und Heimwerkermaerkte AG	28,742	306,671
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (a)	1,339	32,017
PVA TePla AG	1,617	8,447
Q-Cells AG (a)	9,007	30,280
QSC AG (a)	47,186	208,421
R Stahl AG	196	7,082
Rational AG	1,474	326,113
REpower Systems AG	526	81,910
Rheinmetall AG	15,260	1,230,047
Rhoen Klinikum AG (a)	45,888	1,012,429
Roth & Rau AG (a)	2,412	39,725
SAG Solarstrom AG (a)	2,077	11,749
Schaltbau Holding AG	450	34,502
SGL Carbon AG (a) (b)	30,087	1,089,078
Silicon Sensor International AG	252	2,954
Singulus Technologies (b)	22,160	133,195
Sixt AG	4,657	236,939
SKW Stahl-Metallurgie Holding AG	1,469	40,060
Sky Deutschland AG (a)	53,303	121,041
Software AG	9,850	1,448,510
Solar Millennium AG (a) (b)	7,256	194,330
Solar-Fabrik AG (a)	785	4,825
Solarworld AG (b)	36,593	365,950

Security Description	Shares	Value*

Germany—(Continued)
Solon SE (a) (b)	2,301	$6,733
Stada Arzneimittel AG	30,617	1,041,007
Stratec Biomedical Systems	3,381	144,499
Suedzucker AG	942	25,111
Suss Microtec AG (a)	2,602	31,823
Symrise AG	41,865	1,150,908
TAG Immobilien AG	5,022	42,760
Takkt AG	4,447	64,331
Telegate AG	1,956	18,494
Tipp24 SE	739	28,293
Tognum AG	43,400	1,146,410
Tomorrow Focus AG (a)	2,421	11,706
TUI AG	84,434	1,187,371
United Internet AG	56,179	915,091
Verbio AG (a)	10,216	57,463
Versatel AG (a) (b)	2,108	13,822
Vossloh AG	4,207	538,453
VTG AG	2,738	54,990
Wacker Construction Equipment AG	11,290	196,631
Washtec AG (a)	1,665	20,324
Wincor Nixdorf AG	16,737	1,368,188
Wirecard AG (b)	23,796	326,705
Zhongde Waste Technology AG	349	5,390

		36,441,389

Gibraltar—0.0%
PartyGaming plc (a) (b)	64,887	208,160

Greece—0.8%
Aegean Airlines S.A.	598	1,723
Agricultural Bank of Greece	143,570	142,681
Alapis Holding Industrial & Commercial S.A.	78,448	54,692
Alpha Bank A.E.	2,258	11,521
Anek Lines S.A.	58,063	14,790
Bank of Attica	23,850	30,386
Bank of Greece	7,629	295,734
Corinth Pipeworks S.A. (a)	22,419	19,560
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	51,248	41,224
EFG Eurobank Ergasias S.A.	62,514	315,056
Ellaktor S.A.	72,280	325,031
Emporiki Bank S.A.	6,781	14,981
Folli-Follie S.A.	6,790	167,236
Forthnet S.A. (a)	56,130	44,489
Fourlis Holdings S.A.	22,201	166,964
Frigoglass S.A.	13,245	177,191
GEK Terna S.A.	27,694	121,761
Geniki Bank (a)	2,439	6,938
Hellenic Duty Free Shops S.A.	6,376	40,229
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	29,646	194,793
Hellenic Petroleum S.A.	50,348	394,881
Iaso S.A.	9,418	15,142
Intracom Holdings S.A. (a)	56,166	32,386
Intralot S.A.	41,239	137,696
JUMBO S.A.	28,624	189,559
Lambrakis Press S.A.	7,345	4,423

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Greece—(Continued)
Marfin Investment Group S.A.	274,416	$257,774
Metka S.A.	9,569	120,812
Michaniki S.A.	26,207	11,570
Motor Oil Hellas Corinth Refineries S.A.	20,217	203,295
Mytilineos Holdings S.A.	48,489	287,402
Piraeus Bank S.A. (b)	145,915	714,178
Piraeus Port Authority S.A.	4,532	69,907
Proton Bank S.A.	14,856	13,962
S&B Industrial Minerals S.A.	11,161	60,559
Sarantis S.A.	14,104	56,701
Sidenor Steel Products Manufacturing Co. S.A.	522	1,750
Teletypos S.A.	3,647	8,261
Terna Energy S.A.	8,933	36,533
The Athens Water Supply & Sewage Co. S.A.	18,721	116,081
Titan Cement Co. S.A.	35,885	790,386
TT Hellenic Postbank S.A.	71,180	279,983
Viohalco	43,868	238,157

		6,228,378

Hong Kong—0.9%
Allied Group, Ltd.	22,000	86,005
Allied Properties HK, Ltd.	1,774,024	369,691
Asia Financial Holdings, Ltd.	300,000	139,891
Associated International Hotels, Inc. (a)	14,000	29,555
Capital Estate, Ltd. (a)	373,000	19,165
Cheuk Nang Holdings, Ltd.	66,556	21,403
China Renji Medical Group, Ltd. (a) (c)	2,356,000	18,185
China Strategic Holdings, Ltd. (a)	770,000	26,219
Chinney Investment, Ltd.	8,000	1,184
Chong Hing Bank, Ltd.	52,000	142,294
Chu Kong Shipping Development Co., Ltd.	252,000	60,908
Citic 1616 Holdings, Ltd.	460,000	146,721
City Telecom HK, Ltd.	122,000	89,556
Continental Holdings, Ltd.	780,000	18,817
Cosmos Machinery (a)	126,000	17,989
Cosway Corp., Ltd.	50,000	6,496
Cross-Harbour Holdings, Ltd.	86,000	76,263
Dah Sing Financial Holdings, Ltd.	54,000	352,103
Dan Form Holdings Co., Ltd. (a)	568,000	68,669
Emperor International Holdings, Ltd. (c)	510,000	122,081
Emperor Watch & Jewellery, Ltd.	1,030,000	148,340
ENM Holdings, Ltd. (a)	376,000	38,682
eSun Holdings, Ltd.	332,000	55,913
Fountain Set Holdings, Ltd.	338,000	67,793
Fubon Bank Hong Kong, Ltd.	176,000	80,814
Gold Peak Industries Holding, Ltd.	277,714	38,923
Goldin Properties Holdings, Ltd.	286,000	176,581
Guangnan Holdings	264,000	57,315
Harbour Centre Development, Ltd.	74,000	98,043
Henderson Investment, Ltd.	516,000	51,018
Hon Kwok Land Investment Co., Ltd.	140,000	47,144
Hong Kong Ferry Holdings	10,000	9,615
Hung Hing Printing Group, Ltd.	252,000	98,870
Jinhui Holdings, Ltd.	110,000	37,734
Keck Seng Investments, Ltd.	94,000	46,162
King Stone Energy Group, Ltd. (a)	6,740,000	177,301
Kowloon Development Co., Ltd.	184,000	218,137

Security Description	Shares	Value*

Hong Kong—(Continued)
KPI Co., Ltd. (a)	182,000	$9,929
Lai Sun Development Co., Ltd. (a)	4,564,000	178,547
Lai Sun Garment International, Ltd. (a)	430,000	51,365
LAM Soon Hong Kong, Ltd.	15,000	14,376
Lippo China Resources, Ltd.	2,106,000	67,644
Lippo, Ltd.	122,000	52,411
Liu Chong Hing Investment, Ltd.	80,000	102,633
Magnificent Estates, Ltd.	790,000	37,012
Melco International Development, Ltd. (a)	458,000	260,586
Miramar Hotel & Investment Co., Ltd.	4,000	4,703
Next Media, Ltd.	318,000	43,767
Rivera Holdings, Ltd.	20,000	888
Shenyin Wanguo HK, Ltd.	95,000	41,050
Shougang Concord Technology Holdings, Ltd. (a)	634,000	31,807
Shui On Construction and Materials, Ltd.	174,000	201,407
Shun Tak Holdings, Ltd.	510,000	317,665
Singamas Container Holdings, Ltd.	542,000	173,268
Sino Gas Group, Ltd. (a)	450,000	19,971
Sun Hung Kai & Co., Ltd.	325,601	235,789
Techtronic Industries Co., Ltd.	592,000	772,021
Value Convergence Holdings, Ltd. (a)	56,000	14,772
Vitasoy International Holdings, Ltd.	350,000	290,834
Wai Kee Holdings, Ltd. (a)	54,000	12,082
Wing On Co. International, Ltd.	42,000	88,241
Winteam Pharmaceutical Group, Ltd.	398,000	62,918
YGM Trading, Ltd.	32,000	83,545

		6,430,811

Ireland—1.0%
Aer Lingus (a)	42,387	61,364
Allied Irish Banks plc	218,713	88,313
C&C Group plc	200,973	911,300
C&C Group plc (Settlement Issue)	3,081	13,956
DCC plc	50,148	1,584,863
Dragon Oil plc (a)	121,262	1,017,726
Elan Corp. plc (a)	1,061	6,022
FBD Holdings plc	13,939	115,853
Glanbia plc	3,482	17,151
Glanbia plc (Settlement Issue)	43,888	208,185
Grafton Group plc	110,585	511,321
Greencore Group plc	89,512	152,318
IFG Group plc	42,623	74,277
Independent News & Media plc (a)	24,691	16,629
Irish Continental Group plc	3,087	64,140
Irish Life & Permanent Group Holdings plc (a)	66,772	96,730
Kingspan Group plc (a)	54,057	542,250
Paddy Power plc	27,063	1,112,160
Smurfit Kappa Group plc	80,404	786,597
United Drug plc	82,617	232,670

		7,613,825

Israel—1.1%
Africa Israel Residences, Ltd.	880	17,663
Africa Isreal Investments, Ltd.	21,293	136,425
AL-ROV Isreal, Ltd.	2,474	96,948
Albaad Massuot Yitzhak, Ltd.	23	436

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Israel—(Continued)
Alon Holdings Blue Square, Ltd.	4,478	$39,810
Alvarion, Ltd. (a)	17,918	43,178
AudioCodes, Ltd. (a)	15,440	89,017
Avgol Industries 1953, Ltd.	13,786	10,523
Azorim-Investment Development & Construction Co., Ltd.	2,824	14,191
Biocell, Ltd. (a)	2,190	31,096
BioLine RX, Ltd. (a)	25,645	23,275
Clal Biotechnology Industries, Ltd. (a)	7,766	41,412
Clal Industries and Investments, Ltd.	28,708	232,481
Clal Insurance Enterprise Holdings, Ltd.	9,401	272,968
Compugen, Ltd. (USD) (a)	6,352	31,252
Delek Automotive Systems, Ltd.	11,864	173,742
Delta-Galil Industries, Ltd.	154	1,469
Direct Insurance Financial Investments, Ltd.	532	1,639
DS Apex Holdings, Ltd.	3,587	23,741
El Al Israel Airlines	115,685	53,962
Elbit Imaging, Ltd.	5,286	70,588
Electra, Ltd.	423	51,409
Elron Electronic Industries	9,922	53,663
Evogene, Ltd. (a)	5,924	34,165
EZchip Semiconductor, Ltd. (a)	4,130	118,411
First International Bank of Israel, Ltd.	7,844	119,088
FMS Enterprises Migun, Ltd.	910	25,718
Formula Systems 1985, Ltd.	4,463	83,886
Frutarom Industries, Ltd.	16,158	169,934
Fundtech, Ltd. (a)	965	16,108
Fundtech, Ltd. (USD) (a)	1,698	27,457
Gilat Satellite Networks, Ltd. (a)	10,283	52,335
Given Imaging, Ltd. (a)	6,316	93,275
Golf & Co., Ltd.	4,811	29,542
Granite Hacarmel Investments, Ltd.	15,628	35,629
Hadera Paper, Ltd.	1,047	87,616
Harel Insurance Investments & Financial Services, Ltd.	4,104	261,879
Hot Telecommunication System, Ltd.	5,608	94,700
Israel Discount Bank, Ltd.	193,380	442,583
Ituran Location & Control, Ltd.	5,023	87,776
Jerusalem Oil Exploration(a)	4,987	109,457
Kamada (a)	5,991	44,669
Kerur Holdings, Ltd.	931	13,682
Maabarot Products, Ltd.	4,183	71,529
Makhteshim-Agan Industries, Ltd.	109,568	563,485
Matrix IT, Ltd.	10,543	63,842
Mellanox Technologies, Ltd. (a)	5,821	150,807
Menorah Mivtachim Holdings, Ltd.	15,439	223,487
Migdal Insurance & Financial Holding, Ltd.	113,126	230,894
Mizrahi Tefahot Bank, Ltd.	6,517	71,831
Naphtha Israel Petroleum Corp., Ltd. (a)	16,352	70,271
Neto ME Holdings, Ltd. (a)	1,150	66,643
NetVision, Ltd.	3,945	51,306
NICE Systems, Ltd. (a)	22,791	793,297
Oil Refineries, Ltd.	346,172	256,220
Ormat Industries	27,534	237,499
Osem Investments, Ltd.	13,851	241,212
Paz Oil Co., Ltd.	1,405	261,363
Plasson	1,247	30,671

Security Description	Shares	Value*

Israel—(Continued)
RADVision, Ltd. (a)	1,439	$13,070
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	1,823	53,703
Retalix, Ltd.	9,715	133,902
Scailex Corp., Ltd.	2,628	58,101
Shikun & Binui, Ltd.	74,644	205,763
Shufersal, Ltd.	34,594	215,125
Space Communication, Ltd. (a)	729	14,649
Strauss Group, Ltd.	12,514	203,567
Suny Electronics, Ltd.	3,311	40,680
The Israel Land Development Co., Ltd.	1,512	15,508
The Phoenix Holdings, Ltd.	14,956	53,998
Tower Semiconductor, Ltd. (a)	73,221	103,308
Union Bank of Israel	15,420	80,648

		8,035,177

Italy—3.0%
ACEA S.p.A.	27,772	320,005
AcegasAps S.p.A.	8,490	42,260
Aedes S.p.A. (a)	98,520	24,646
Alerion Cleanpower S.p.A.	37,583	26,685
Amplifon S.p.A.	40,752	203,895
Ansaldo STS S.p.A. (a) (b)	33,818	485,322
Antichi Pellettieri S.p.A.	6,156	4,003
Arnoldo Mondadori Editore S.p.A. (b)	53,051	188,443
Ascopiave S.p.A.	4,563	9,632
Astaldi S.p.A.	26,266	173,284
Autogrill S.p.A.	58,608	830,321
Azimut Holding S.p.A.	55,054	499,799
Banca Finnat Euramerica S.p.A.	51,884	34,735
Banca Generali S.p.A.	18,656	226,486
Banca IFIS S.p.A.	5,159	36,204
Banca Intermobiliare S.p.A.	16,613	93,007
Banca Popolare dell’Emilia Romagna Scrl	100,233	1,255,837
Banca Popolare dell’Etruria e del Lazio (a)	17,966	73,775
Banca Popolare di Milano Scarl	138,838	487,618
Banca Popolare di Sondrio (b)	122,127	1,005,832
Banca Profilo S.p.A.	64,232	38,697
Banco di Desio e della Brianza S.p.A.	21,066	114,562
BasicNet S.p.A. (b)	4,027	14,949
Benetton Group S.p.A.	38,769	255,268
Biesse S.p.A.	6,021	43,839
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	23,805
Brembo S.p.A.	15,672	163,713
Bulgari S.p.A. (b)	69,332	751,397
Buongiorno S.p.A. (a)	25,547	40,089
Buzzi Unicem S.p.A. (b)	39,838	456,093
Caltagirone Editore S.p.A.	6,273	14,281
Carraro S.p.A.	5,504	28,721
Cementir Holding S.p.A.	25,410	72,028
CIR-Compagnie Industriali Riunite S.p.A. (b)	272,712	502,165
Credito Artigiano S.p.A.	13,358	22,883
Credito Bergamasco S.p.A.	1,543	42,247
Credito Emiliano S.p.A.	41,264	255,891
Danieli & C Officine Meccaniche S.p.A. (b)	4,753	152,300
Datalogic S.p.A.	2,000	16,199

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Davide Campari-Milano S.p.A.	166,597	$1,087,185
De’Longhi S.p.A.	11,168	87,936
DeA Capital S.p.A. (a)	18,071	27,539
DiaSorin S.p.A.	10,834	467,425
Digital Multimedia Technologies S.p.A. (a)	3,021	61,115
EEMS Italia S.p.A. (a)	5,312	9,519
Elica S.p.A.	1,718	3,301
Engineering Ingegneria Informatica S.p.A.	352	9,973
ERG Renew S.p.A. (a)	14,198	18,448
ERG S.p.A.	24,848	347,899
Esprinet S.p.A. (b)	13,663	101,259
Eurotech S.p.A. (a) (b)	15,434	38,994
Falck Renewables S.p.A.	6,851	20,097
Fiera Milano S.p.A.	6,655	38,936
FNM S.p.A. (a)	4,399	3,006
Fondiaria-Sai S.p.A. (b)	17,570	147,524
Gemina S.p.A.	405,139	289,528
Geox S.p.A. (b)	35,122	160,902
Gruppo Coin S.p.A.	22,007	229,879
Gruppo Editoriale L’Espresso S.p.A. (b)	51,547	117,159
Hera S.p.A.	343,858	713,721
IMMSI S.p.A.	61,005	66,579
Impregilo S.p.A.	130,713	370,923
Indesit Co. S.p.A.	17,777	191,062
Industria Macchine Automatiche S.p.A.	3,204	62,832
Interpump Group S.p.A.	25,267	192,869
Iren S.p.A.	173,967	291,854
Italcementi S.p.A. (b)	39,962	338,545
Italmobiliare S.p.A. (b)	4,014	134,923
Juventus Football Club S.p.A. (a)	9,266	11,875
KME Group S.p.A.	80,757	36,128
Landi Renzo S.p.A. (b)	19,545	78,877
Lottomatica S.p.A. (b)	24,620	306,013
Maire Tecnimont S.p.A.	123,579	545,352
Marcolin S.p.A.	1,773	10,404
Mariella Burani S.p.A.	6,116	20,662
MARR S.p.A.	7,654	88,963
Milano Assicurazioni S.p.A.	131,962	209,045
Nice S.p.A. (a)	7,301	29,793
Piaggio & C S.p.A.	64,250	204,116
Piccolo Credito Valtellinese Scarl (b)	96,997	428,384
Pirelli & C. S.p.A. (b)	112,765	914,126
Poltrona Frau S.p.A.	22,268	28,610
Prelios S.p.A. (b)	218,625	130,677
Premafin Finanziaria S.p.A. (b)	43,094	42,815
Prysmian S.p.A. (b)	58,701	1,001,905
Recordati S.p.A.	47,572	449,579
Reno de Medici S.p.A.	38,858	12,663
Reply S.p.A.	388	10,284
Sabaf S.p.A.	947	32,348
SAES Getters S.p.A.	503	4,676
Safilo Group S.p.A.	13,099	233,337
Saras S.p.A. (b)	203,408	429,358
Screen Service Broadcasting Technologies S.p.A.	8,666	7,509
Seat Pagine Gialle S.p.A. (b)	402,113	44,540
Snai S.p.A. (a)	23,890	86,813
Societa Cattolica di Assicurazioni Scrl	21,428	551,313

Security Description	Shares	Value*

Italy—(Continued)
Societa Iniziative Autostradali e Servizi S.p.A.	30,419	$294,640
Sogefi S.p.A.	21,121	69,887
Sorin S.p.A.	102,216	235,522
Telecom Italia Media S.p.A.	24,725	7,879
Tiscali S.p.A. (a) (b)	802,477	87,477
Tod’s S.p.A. (b)	4,903	485,671
Trevi Finanziaria S.p.A.	14,111	206,030
Uni Land S.p.A.	4,937	3,390
Unipol Gruppo Finanziario S.p.A.	238,901	147,761
Vianini Lavori S.p.A.	2,113	11,293
Vittoria Assicurazioni S.p.A.	11,118	52,871
Zignago Vetro S.p.A. (a)	5,573	35,786

		22,250,220

Japan—20.8%
A&D Co., Ltd.	4,000	17,392
Accordia Golf Co., Ltd.	237	230,114
Achilles Corp.	73,000	106,118
ADEKA Corp.	34,800	384,965
Advan Co., Ltd.	8,500	65,644
Aeon Delight Co., Ltd.	7,000	137,917
Aeon Fantasy Co., Ltd.	4,300	50,865
Aeon Hokkaido Corp.	9,600	35,732
Agrex, Inc.	900	9,074
Ahresty Corp.	6,600	70,605
Ai Holdings Corp. (b)	21,700	79,865
Aica Kogyo Co., Ltd.	23,600	277,689
Aichi Corp.	12,500	53,895
Aichi Machine Industry Co., Ltd.	37,000	150,353
Aichi Steel Corp.	46,000	315,600
Aichi Tokei Denki Co., Ltd.	9,000	24,734
Aida Engineering, Ltd.	26,800	122,454
Aigan Co., Ltd.	8,000	43,768
Ain Pharmaciez, Inc.	3,400	119,658
Aiphone Co., Ltd.	5,900	95,919
Airport Facilities Co., Ltd.	9,100	39,672
Aisan Industry Co., Ltd.	10,300	92,661
Akebono Brake Industry Co., Ltd.	31,700	204,196
Alconix Corp.	600	12,793
Allied Telesis Holdings KK	29,600	37,191
Alpen Co., Ltd.	6,800	121,247
Alpha Corp.	1,100	11,682
Alpha Systems, Inc.	2,200	39,846
Alpine Electronics, Inc.	19,000	270,236
Alps Electric Co., Ltd.	68,900	799,038
Alps Logistics Co., Ltd.	2,900	33,029
Altech Co., Ltd.	2,200	8,313
Altech Corp.	2,600	22,623
Amano Corp. (b)	25,900	251,122
Amiyaki Tei Co., Ltd.	20	63,055
Amuse, Inc.	2,600	31,083
Ando Corp.	37,000	52,427
Anest Iwata Corp.	13,000	53,191
Anrakutei Co., Ltd.	3,000	15,273
Anritsu Corp. (b)	47,000	388,439
AOC Holdings, Inc. (b)	17,400	118,923

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Aohata Corp.	500	$8,321
AOI Electronic Co., Ltd.	1,300	14,821
AOKI Holdings, Inc.	12,900	233,798
Aoyama Trading Co., Ltd.	31,300	565,507
Arakawa Chemical Industries, Ltd.	8,100	84,311
Araya Industrial Co., Ltd.	25,000	41,594
Arc Land Sakamoto Co., Ltd.	4,300	52,724
Arcs Co., Ltd.	10,600	164,934
Argo Graphics, Inc.	1,900	24,368
Ariake Japan Co., Ltd.	8,500	144,008
Arisawa Manufacturing Co., Ltd. (b)	14,700	81,468
Arnest One Corp.	15,200	195,274
Aronkasei Co., Ltd.	4,000	19,017
Art Corp.	3,700	58,588
As One Corp.	5,000	103,000
Asahi Co., Ltd.	4,000	54,214
Asahi Diamond Industrial Co., Ltd. (b)	25,000	475,105
Asahi Holdings, Inc.	8,000	169,371
Asahi Kogyosha Co., Ltd.	11,000	46,472
Asahi Net, Inc.	2,000	7,790
Asahi Organic Chemicals Industry Co., Ltd.	30,000	79,458
Asahi TEC Corp. (a)	325,000	132,123
Asatsu-DK, Inc. (b)	12,600	343,889
Asax Co., Ltd.	18	19,763
Ashimori Industry Co., Ltd.	25,000	39,424
ASICS Trading Co., Ltd.	800	10,355
ASKA Pharmaceutical Co., Ltd.	11,000	83,111
ASKUL Corp. (b)	7,400	154,184
Asunaro Aoki Construction Co., Ltd.	7,000	29,500
Atom Corp.	37,000	109,890
Atsugi Co., Ltd.	88,000	113,847
Autobacs Seven Co., Ltd.	11,300	444,072
Avex Group Holdings, Inc.	13,100	191,659
Bals Corp.	38	38,632
Bando Chemical Industries, Ltd.	37,000	147,204
Bank of the Ryukyus, Ltd.	19,800	234,184
Belc Co., Ltd.	5,700	66,863
Belluna Co., Ltd.	11,950	66,382
Benefit One, Inc.	8	6,144
Best Denki Co., Ltd. (b)	26,000	84,968
BIC Camera, Inc. (b)	196	81,267
BML, Inc.	3,600	101,125
Bookoff Corp.	6,000	48,947
Bunka Shutter Co., Ltd.	21,000	55,368
CAC Corp.	6,200	47,984
Calsonic Kansei Corp.	75,000	299,262
Can Do Co., Ltd. (b)	33	28,593
Canon Electronics, Inc.	7,900	223,483
Capcom Co., Ltd.	21,500	345,879
Carchs Holdings Co., Ltd. (a)	62,800	21,671
Cawachi, Ltd.	8,100	167,017
Cedyna Financial Corp.	62,400	119,136
Central Glass Co., Ltd.	83,000	386,420
Central Security Patrols Co., Ltd.	3,300	34,355
Central Sports Co., Ltd.	300	3,298
Century Leasing System, Inc.	23,900	388,847
CHI Group Co., Ltd. (a)	5,700	19,797

Security Description	Shares	Value*

Japan—(Continued)
Chino Corp.	14,000	$35,703
Chiyoda Co., Ltd. (b)	11,800	156,646
Chiyoda Integre Co., Ltd. (b)	4,400	62,942
Chofu Seisakusho Co., Ltd.	9,200	210,338
Chori Co., Ltd.	64,000	79,667
Chubu Shiryo Co., Ltd.	12,200	83,453
Chudenko Corp.	12,400	148,039
Chuetsu Pulp & Paper Co., Ltd.	44,000	79,718
Chugai Mining Co., Ltd.	67,700	24,186
Chugai Ro Co., Ltd.	25,000	92,080
Chugoku Marine Paints, Ltd.	22,000	186,703
Chuo Denki Kogyo Co., Ltd.	8,000	50,253
Chuo Spring Co., Ltd.	17,000	65,986
Circle K Sunkus Co., Ltd.	21,000	337,197
CKD Corp.	23,900	204,514
Clarion Co., Ltd. (b)	51,000	98,686
Cleanup Corp.	12,700	86,838
CMIC Co., Ltd.	140	39,968
CMK Corp. (b)	28,000	160,003
Co-Op Chemical Co., Ltd. (a) (b)	14,000	17,765
Coca-Cola Central Japan Co., Ltd.	10,400	139,176
cocokara fine, Inc.	6,200	131,694
Colowide Co., Ltd. (b)	15,500	87,132
Computer Engineering & Consulting, Ltd.	6,000	30,924
Computer Institute of Japan, Ltd.	2,000	6,800
COMSYS Holdings Corp.	49,200	524,740
Core Corp.	3,000	25,439
Corona Corp.	6,600	64,019
Cosel Co., Ltd. (b)	6,700	99,262
Cosmos Pharmaceutical Corp. (b)	3,000	115,160
Create Medic Co., Ltd.	1,800	18,835
Cross Plus, Inc.	1,100	11,254
CSK Holdings Corp.	59,050	271,188
CTI Engineering Co., Ltd.	4,700	26,293
Culture Convenience Club Co., Ltd. (b)	45,200	266,175
Cybernet Systems Co., Ltd.	39	11,068
Cybozu, Inc.	119	34,436
Dai Nippon Toryo Co., Ltd. (b)	35,000	43,981
Dai-Dan Co., Ltd.	16,000	81,002
Dai-Ichi Kogyo Seiyaku Co., Ltd.	14,000	43,630
Daibiru Corp.	21,200	174,501
Daido Kogyo Co., Ltd.	9,000	17,962
Daido Metal Co., Ltd.	16,000	123,385
Daidoh, Ltd. (b)	8,800	78,254
Daifuku Co., Ltd.	42,000	294,260
Daihen Corp.	48,000	234,266
Daiichi Chuo Kisen Kaisha (b)	56,000	140,701
Daiichi Jitsugyo Co., Ltd.	20,000	80,581
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,200	48,393
Daiken Corp.	33,000	87,358
Daiki Aluminium Industry Co., Ltd.	19,000	59,220
Daiki Ataka Engineering Co., Ltd.	3,000	8,612
Daiko Clearing Services Corp.	5,600	21,526
Daikoku Denki Co., Ltd.	4,200	53,756
Daikokutenbussan Co., Ltd.	1,300	45,325
Daikyo, Inc.(b)	119,000	241,977
Dainichi Co., Ltd.	5,300	37,350

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Dainichiseika Color & Chemicals Manufacturing Co., Ltd. (b)	28,000	$153,175
Dainippon Screen Manufacturing Co., Ltd.	101,000	717,419
Daio Paper Corp.	37,000	266,226
Daiseki Co., Ltd. (b)	13,700	285,945
Daiso Co., Ltd.	27,000	81,499
Daisyo Corp. (b)	4,900	61,362
Daito Electron Co., Ltd.	100	820
Daiwa Industries, Ltd.	18,000	91,591
Daiwabo Holdings Co., Ltd.	64,000	168,016
DC Co., Ltd.	6,200	12,148
DCM Japan Holdings Co., Ltd. (b)	42,600	268,722
Denki Kogyo Co., Ltd.	29,000	142,211
Denyo Co., Ltd.	12,200	100,670
Descente, Ltd.	18,000	97,137
DIC Corp. (b)	100,000	224,158
DMW Corp.	700	13,551
Doshisha Co., Ltd.	4,600	107,522
Doutor Nichires Holdings Co., Ltd.	13,200	180,113
Dr. Ci:Labo Co., Ltd.	55	214,142
DTS Corp.	8,900	110,410
Duskin Co., Ltd.	24,300	459,434
Dwango Co., Ltd. (b)	34	71,849
Dydo Drinco, Inc.	4,800	184,831
Dynic Corp.	5,000	9,231
Eagle Industry Co., Ltd.	13,000	136,283
Earth Chemical Co., Ltd. (b)	4,200	143,019
Ebara Jitsugyo Co., Ltd.	500	7,558
EDION Corp. (b)	36,200	325,085
Eidai Co., Ltd.	2,000	6,853
Eiken Chemical Co., Ltd.	7,500	87,820
Eizo Nanao Corp.	8,100	189,788
Elematec Corp.	4,600	65,308
Enplas Corp.	5,700	90,903
Enshu, Ltd. (a)	7,000	7,244
Ensuiko Sugar Refining Co., Ltd.	9,000	33,884
EPS Co., Ltd.	45	110,185
ESPEC Corp.	8,800	71,438
Excel Co., Ltd.	1,300	16,331
Exedy Corp.	11,800	383,074
F&A Aqua Holdings, Inc.	2,800	27,772
F-Tech, Inc.	2,700	47,881
Faith, Inc.	272	33,119
Falco Biosystems, Ltd.	3,100	25,941
Fancl Corp. (b)	14,200	213,297
FCC Co., Ltd. (b)	13,300	309,974
FDK Corp. (a) (b)	42,000	69,838
FIDEA Holdings Co., Ltd.	49,216	125,478
First Baking Co., Ltd. (a)	17,000	19,687
Foster Electric Co., Ltd.	8,000	237,203
FP Corp.	5,100	282,786
France Bed Holdings Co., Ltd.	53,000	72,488
Fudo Tetra Corp.	61,400	39,336
Fuji Co., Ltd./Ehime	7,500	157,383
Fuji Corp., Ltd. (b)	12,200	65,082
Fuji Electronics Co., Ltd.	5,200	80,089
Fuji Kiko Co., Ltd.	12,000	40,819

Security Description	Shares	Value*

Japan—(Continued)
Fuji Kosan Co., Ltd. (a)	11,000	$10,165
Fuji Kyuko Co., Ltd.	20,000	102,270
Fuji Oil Co., Ltd.	25,800	377,032
Fuji Seal International, Inc.	8,200	189,599
Fuji Soft, Inc.	9,000	155,638
Fujibo Holdings, Inc.	30,000	51,733
Fujico Co., Ltd.	8,000	98,390
Fujikura Kasei Co., Ltd.	9,600	66,232
Fujimi, Inc.	5,600	86,015
Fujimori Kogyo Co., Ltd.	4,300	64,951
Fujita Kanko, Inc. (b)	30,000	138,643
Fujitec Co., Ltd.	35,000	178,003
Fujitsu Frontech, Ltd.	10,900	91,096
Fujitsu General, Ltd.	25,000	150,583
Fujiya Co., Ltd. (a) (b)	48,000	94,621
FuKoKu Co., Ltd.	2,400	23,828
Fukuda Corp.	20,000	39,414
Fukushima Industries Corp.	1,700	19,485
Fukuyama Transporting Co., Ltd. (b)	71,000	377,915
Fumakilla, Ltd.	8,000	35,587
Funai Consulting Co., Ltd.	8,700	55,430
Funai Electric Co., Ltd.	8,700	303,428
Furukawa Battery Co., Ltd. (a) (b)	6,000	39,123
Furukawa Co., Ltd.	124,000	146,583
Furukawa-Sky Aluminum Corp.	39,000	113,831
Furusato Industries, Ltd.	5,400	34,999
Fuso Pharmaceutical Industries, Ltd.	29,000	88,976
Futaba Corp.	17,300	336,906
Futaba Industrial Co., Ltd. (b)	27,800	201,626
Future Architect, Inc.	68	29,036
Fuyo General Lease Co., Ltd.	9,100	297,976
Gakken Co., Ltd.	28,000	61,424
Gecoss Corp.	9,200	34,240
Genki Sushi Co., Ltd.	2,200	26,054
Geo Corp. (b)	147	167,550
GLOBERIDE, Inc. (b)	37,000	44,673
GMO internet, Inc. (b)	14,200	71,363
Godo Steel, Ltd.	63,000	134,247
Goldcrest Co., Ltd. (b)	7,420	194,023
Goldwin, Inc. (a)	20,000	51,687
Gourmet Kineya Co., Ltd.	1,000	5,608
GSI Creos Corp. (a)	13,000	18,417
Gulliver International Co., Ltd. (b)	1,500	71,155
Gun-Ei Chemical Industry Co., Ltd.	20,000	56,193
Gunze, Ltd.	90,000	380,456
H2O Retailing Corp.	61,000	444,925
Hakudo Co., Ltd.	500	5,496
Hakuto Co., Ltd.	5,800	58,662
Hakuyosha Co., Ltd.	2,000	5,571
Hamakyorex Co., Ltd.	1,400	42,846
Hanwa Co., Ltd.	97,000	446,846
Happinet Corp.	3,400	45,251
Harashin Narus Holdings Co., Ltd.	5,600	77,502
Harima Chemicals, Inc.	2,000	12,691
Haruyama Trading Co., Ltd.	2,300	12,362
Haseko Corp. (b)	573,000	507,991
Hayashikane Sangyo Co., Ltd.	12,000	12,424

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Hazama Corp.	41,900	$35,099
Heiwa Corp.	17,200	249,509
Heiwa Real Estate Co., Ltd.	74,500	234,877
Heiwado Co., Ltd.	13,300	176,272
Hibiya Engineering, Ltd.	11,000	104,224
Hiday Hidaka Corp.	2,100	36,749
Hikari Tsushin, Inc.	11,300	246,945
Hioki EE Corp.	1,500	31,235
HIS Co., Ltd. (b)	8,800	219,230
Hisaka Works, Ltd.	8,000	105,488
Hitachi Business Solution Co., Ltd.	900	8,863
Hitachi Cable, Ltd.	81,000	223,465
Hitachi Koki Co., Ltd. (b)	24,100	227,140
Hitachi Kokusai Electric, Inc.	25,000	248,500
Hitachi Medical Corp.	7,000	69,178
Hitachi Metals Techno, Ltd.	2,000	9,417
Hitachi Tool Engineering, Ltd.	8,100	92,219
Hitachi Transport System, Ltd.	12,900	200,182
Hitachi Zosen Corp. (a) (b)	309,500	469,037
Hochiki Corp.	8,000	42,088
Hodogaya Chemical Co., Ltd. (b)	27,000	109,071
Hogy Medical Co., Ltd. (b)	4,400	214,173
Hohsui Corp.	12,000	15,382
Hokkaido Gas Co., Ltd.	25,000	74,279
Hokkan Holdings, Ltd.	23,000	69,436
Hokko Chemical Industry Co., Ltd.	8,000	24,055
Hokuetsu Paper Mills, Ltd. (b)	62,500	356,501
Hokuriku Electric Industry Co., Ltd.	22,000	43,903
Hokuriku Electrical Construction Co., Ltd.	1,000	2,661
Hokuriku Gas Co., Ltd.	5,000	13,129
Hokuto Corp. (b)	9,900	230,266
Honeys Co., Ltd. (b)	6,030	71,031
Honshu Chemical Industry Co., Ltd.	2,000	13,084
Horiba, Ltd. (b)	10,100	286,502
Horipro, Inc.	3,600	31,192
Hoshizaki Electric Co., Ltd.	5,800	107,438
Hosiden Corp.	30,100	354,863
Hosokawa Micron Corp.	14,000	58,633
Howa Machinery, Ltd.	36,000	34,600
Hurxley Corp.	800	4,929
I Metal Technology Co., Ltd.	10,000	20,947
I-Net Corp.	3,200	18,687
IBJ Leasing Co., Ltd.	7,200	181,346
Ichibanya Co., Ltd.	2,200	63,685
Ichikawa Co., Ltd.	2,000	3,742
Ichikoh Industries, Ltd.	18,000	48,328
Ichinen Holdings Co., Ltd.	7,000	36,054
Ichiyoshi Securities Co., Ltd.	11,500	87,113
Icom, Inc.	4,200	115,155
IDEC Corp.	8,900	83,625
Ihara Chemical Industry Co., Ltd.	21,000	67,492
Iida Home Max (b)	6,000	65,050
Iino Kaiun Kaisha, Ltd. (b)	38,600	174,426
Ikyu Corp.	57	28,003
Imasen Electric Industrial	7,100	106,837
Imperial Hotel, Ltd.	650	16,777
Impress Holdings, Inc. (a)	4,000	7,195

Security Description	Shares	Value*

Japan—(Continued)
Inaba Denki Sangyo Co., Ltd.	7,800	$220,930
Inaba Seisakusho Co., Ltd.	7,600	82,622
Inabata & Co., Ltd.	23,700	143,916
Inageya Co., Ltd.	10,000	109,201
INES Corp.	18,600	151,699
Information Services International-Dentsu, Ltd.	5,300	38,279
Innotech Corp.	9,900	69,388
Intage, Inc.	1,800	37,879
Internet Initiative Japan, Inc.	24	68,188
Inui Steamship Co., Ltd. (b)	7,900	46,993
Invoice, Inc.	3,601	65,768
Ise Chemical Corp.	4,000	28,546
Iseki & Co., Ltd.	78,000	205,537
Ishihara Sangyo Kaisha, Ltd. (a)	198,000	204,871
Ishii Hyoki Co., Ltd.	1,900	19,295
Ishizuka Glass Co., Ltd.	5,000	10,282
IT Holdings Corp.	37,400	498,396
ITC Networks Corp.	7,900	45,665
ITFOR, Inc.	2,700	9,250
Ito En, Ltd. (b)	18,400	306,073
Itochu Enex Co., Ltd.	30,700	166,386
Itochu-Shokuhin Co., Ltd.	1,800	63,383
Itoham Foods, Inc. (b)	69,000	248,275
Itoki Corp.	20,000	54,228
Iwai Securities Co., Ltd.	6,400	45,720
Iwasaki Electric Co., Ltd.	29,000	53,236
IWATANI Corp.	71,000	214,293
Iwatsu Electric Co., Ltd.	37,000	30,077
Izumi Co., Ltd. (b)	19,100	281,338
Izumiya Co., Ltd.	37,000	146,346
Izutsuya Co., Ltd. (a)	27,000	20,290
J-Oil Mills, Inc.	43,000	135,101
Jalux, Inc.	3,500	29,416
Janome Sewing Machine Co., Ltd.	68,000	60,286
Japan Airport Terminal Co., Ltd.	18,100	279,406
Japan Asia Investment Co., Ltd.	20,000	14,049
Japan Aviation Electronics Industry, Ltd.	26,000	207,140
Japan Carlit Co., Ltd.	7,000	40,189
Japan Cash Machine Co., Ltd. (b)	7,900	66,198
Japan Digital Laboratory Co., Ltd.	9,200	104,724
Japan Pulp & Paper Co., Ltd.	35,000	125,049
Japan Pure Chemical Co., Ltd.	14	44,673
Japan Transcity Corp.	23,000	79,901
Japan Vilene Co., Ltd.	11,000	56,787
Jastec Co., Ltd.	5,100	29,978
JBCC Holdings, Inc.	5,700	36,601
JBIS Holdings, Inc.	10,400	43,047
Jeol, Ltd. (b)	29,000	101,794
JFE Shoji Holdings, Inc.	61,000	284,658
Jidosha Buhin Kogyo Co., Ltd.	5,000	28,903
JK Holdings Co., Ltd.	5,600	28,145
JMS Co., Ltd.	13,000	46,235
Joban Kosan Co., Ltd.	19,000	27,630
Joshin Denki Co., Ltd. (b)	18,000	175,458
JSP Corp.	10,700	157,851
Juki Corp. (b)	55,000	97,521
JVC KENWOOD Holdings, Inc. (b)	34,100	117,375

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
K’s Holdings Corp.	16,300	$443,605
kabu.com Securities Co., Ltd. (b)	36,900	165,451
Kadokawa Group Holdings, Inc.	7,900	207,061
Kaga Electronics Co., Ltd.	8,500	108,906
Kakaku.com, Inc.	70	416,595
Kaken Pharmaceutical Co., Ltd.	35,000	425,294
Kameda Seika Co., Ltd.	4,400	88,616
Kamei Corp.	9,000	43,593
Kanaden Corp.	11,000	66,842
Kanagawa Chuo Kotsu Co., Ltd.	16,000	79,075
Kanamoto Co., Ltd.	11,000	59,238
Kandenko Co., Ltd.	44,000	295,474
Kanematsu Corp. (a) (b)	149,000	143,150
Kanematsu Electronics, Ltd.	8,800	90,231
Kanematsu-NNK Corp. (a)	5,000	7,945
Kanto Auto Works, Ltd.	16,700	144,210
Kanto Denka Kogyo Co., Ltd. (b)	18,000	144,732
Kanto Natural Gas Development, Ltd.	12,000	64,757
Kappa Create Co., Ltd.	4,700	113,290
Kasai Kogyo Co., Ltd.	10,000	55,816
Kasumi Co., Ltd.	16,000	89,137
Katakura Chikkarin Co., Ltd.	8,000	24,537
Katakura Industries Co., Ltd.	9,000	92,584
Kato Sangyo Co., Ltd.	9,500	159,138
Kato Works Co., Ltd.	27,000	59,836
KAWADA TECHNOLOGIES, Inc.	1,400	25,373
Kawai Musical Instruments Manufacturing Co., Ltd. (b)	30,000	67,982
Kawasaki Kinkai Kisen Kaisha	7,000	30,457
Kawashima Selkon Textiles Co., Ltd.	29,000	24,634
Kawasumi Laboratories, Inc.	9,000	61,213
Kayaba Industry Co., Ltd.	74,000	566,809
Keihanshin Real Estate Co., Ltd.	12,900	62,477
Keihin Corp.	10,300	232,169
Keiyo Co., Ltd. (b)	13,300	68,194
Kenedix, Inc. (b)	910	276,943
Kentucky Fried Chicken Japan, Ltd.	3,000	70,222
KEY Coffee, Inc. (b)	5,800	103,873
Kimoto Co., Ltd.	6,700	68,235
Kimura Chemical Plants Co., Ltd.	4,900	36,933
King Jim Co., Ltd.	1,800	12,330
Kinki Nippon Tourist Co., Ltd.	23,000	20,119
Kinki Sharyo Co., Ltd.	11,000	59,033
Kintetsu World Express, Inc.	6,500	185,968
Kinugawa Rubber Industrial Co., Ltd. (b)	16,000	79,991
Kisoji Co., Ltd. (b)	6,800	144,723
Kissei Pharmaceutical Co., Ltd.	12,800	251,553
Kitagawa Iron Works Co., Ltd.	33,000	56,502
Kitano Construction Corp.	24,000	60,048
Kito Corp.	20	19,523
Kitz Corp.	39,000	185,462
Kiyo Holdings, Inc.	316,000	439,936
KOA Corp.	14,000	179,654
Koatsu Gas Kogyo Co., Ltd.	14,000	85,895
Kohnan Shoji Co., Ltd.	10,300	130,093
Kohsoku Corp.	5,000	46,147
Koike Sanso Kogyo Co., Ltd.	13,000	36,213
Koito Industries, Ltd.	7,000	12,164

Security Description	Shares	Value*

Japan—(Continued)
Kojima Co., Ltd. (b)	12,000	$70,204
Kokuyo Co., Ltd. (b)	39,900	345,021
Komai Tekko, Inc.	12,000	28,386
Komatsu Seiren Co., Ltd.	19,000	78,181
Komatsu Wall Industry Co., Ltd.	5,800	54,951
Komeri Co., Ltd.	12,000	275,727
Komori Corp.	33,800	400,963
Konaka Co., Ltd. (b)	12,400	56,673
Konishi Co., Ltd.	7,300	88,120
Kosaido Co., Ltd.	3,700	5,788
Kose Corp.	11,200	289,584
Kosei Securities Co., Ltd.	22,000	24,130
Kourakuen Corp.	3,300	49,003
Krosaki Harima Corp.	26,000	105,977
KRS Corp.	4,200	44,460
Kumagai Gumi Co., Ltd.	59,000	43,614
Kumiai Chemical Industry Co., Ltd. (b)	20,000	67,232
Kura Corp.	5,000	78,441
Kurabo Industries, Ltd.	99,000	179,274
KUREHA Corp. (b)	63,000	379,562
Kurimoto, Ltd.	57,000	74,401
Kuroda Electric Co., Ltd.	11,800	165,553
Kyoden Co., Ltd.	3,200	6,779
Kyodo Printing Co., Ltd.	35,000	82,803
Kyodo Shiryo Co., Ltd.	30,000	36,963
Kyoei Steel, Ltd.	8,700	142,010
Kyoei Tanker Co., Ltd.	13,000	24,814
Kyokuto Kaihatsu Kogyo Co., Ltd.	18,500	77,751
Kyokuto Securities Co., Ltd.	10,500	91,049
Kyokuyo Co., Ltd. (b)	34,000	75,400
Kyorin Co., Ltd.	21,000	367,810
Kyoritsu Maintenance Co., Ltd.	4,000	68,114
Kyoritsu Printing Co., Ltd.	6,800	11,057
Kyosan Electric Manufacturing Co., Ltd.	22,000	101,380
Kyoto Kimono Yuzen Co., Ltd.	4,700	53,701
Kyowa Electronics Instruments Co., Ltd.	6,000	20,483
Kyowa Exeo Corp.	33,500	345,389
Kyowa Leather Cloth Co., Ltd.	3,300	12,645
Kyudenko Corp.	20,000	128,111
Laox Co., Ltd. (a)	69,000	57,801
LEC, Inc.	1,900	34,239
Leopalace21 Corp. (b)	71,100	137,427
Life Corp.	15,400	232,035
Lion Corp. (b)	8,000	43,675
Look, Inc.	17,000	27,848
M3, Inc.	49	246,321
Macnica, Inc.	6,600	165,366
Macromill, Inc.	5,200	58,479
Maeda Corp.	87,000	273,235
Maeda Road Construction Co., Ltd.	33,000	263,843
Maezawa Kasei Industries Co., Ltd.	5,200	47,537
Maezawa Kyuso Industries Co., Ltd.	5,300	65,309
Makino Milling Machine Co., Ltd.	56,000	461,195
Mamiya-Op Co., Ltd. (a)	6,000	6,132
Mandom Corp.	7,300	197,887
Mars Engineering Corp. (b)	2,500	44,248
Marubun Corp.	11,600	68,299

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Marudai Food Co., Ltd.	49,000	$160,046
Maruei Department Store Co., Ltd. (b)	20,000	27,350
Maruha Nichiro Holdings, Inc.	166,000	276,112
Maruka Machinery Co., Ltd.	3,000	21,373
Marukyu Co., Ltd.	700	7,769
Marusan Securities Co., Ltd.	24,400	146,074
Maruwa Co., Ltd.	4,200	124,294
Maruwn Corp.	2,400	6,449
Maruyama Manufacturing Co.Inc	18,000	36,584
Maruzen Showa Unyu Co., Ltd.	28,000	91,386
Maspro Denkoh Corp.	7,200	64,425
Matsuda Sangyo Co., Ltd. (b)	4,700	84,522
Matsui Construction Co., Ltd.	10,000	38,085
Matsuya Co., Ltd.	13,300	94,708
Matsuya Foods Co., Ltd.	3,800	63,825
Max Co., Ltd.	14,000	165,717
Maxvalu Tokai Co., Ltd.	5,500	74,567
MEC Co., Ltd.	4,800	23,644
Megachips Corp. (b)	5,100	103,405
Megane TOP Co., Ltd. (b)	5,600	58,074
Megmilk Snow Brand Co., Ltd.	18,600	344,618
Meidensha Corp. (b)	75,000	354,407
Meiji Shipping Co., Ltd.	8,500	34,044
Meiko Network Japan Co., Ltd.	7,300	61,444
Meisei Electric Co., Ltd. (a)	14,000	12,417
Meitec Corp. (b)	13,300	284,643
Meito Sangyo Co., Ltd. (b)	5,000	66,862
Meito Transportation Co., Ltd.	1,400	11,472
Meiwa Corp.	11,700	34,736
Meiwa Estate Co., Ltd.	12,400	98,680
Melco Holdings, Inc.	5,600	195,949
Mikuni Coca-Cola Bottling Co., Ltd. (b)	13,700	124,580
Milbon Co., Ltd.	3,850	101,299
Mimasu Semiconductor Industry Co., Ltd.	6,800	78,967
Ministop Co., Ltd.	5,900	102,293
Mirait Holdings Corp.	26,400	186,063
Misawa Homes Co., Ltd. (a)	13,200	60,978
Mito Securities Co., Ltd. (b)	21,000	36,747
Mitsuba Corp.	12,000	103,674
Mitsubishi Kakoki Kaisha, Ltd.	22,000	48,245
Mitsubishi Paper Mills, Ltd. (b)	124,000	148,175
Mitsubishi Pencil Co., Ltd.	6,500	108,875
Mitsubishi Steel Manufacturing Co., Ltd.	91,000	276,808
Mitsuboshi Belting Co., Ltd.	30,000	174,433
Mitsui High-Tec, Inc.	11,100	65,463
Mitsui Home Co., Ltd.	15,000	79,499
Mitsui Knowledge Industry Co., Ltd.	396	71,068
Mitsui Matsushima Co., Ltd.	31,000	65,651
Mitsui Sugar Co., Ltd.	37,000	140,425
Mitsui-Soko Co., Ltd.	36,000	150,341
Mitsumi Electric Co., Ltd.	18,900	347,543
Mitsuuroko Co., Ltd.	13,000	79,440
Miura Co., Ltd.	10,900	291,106
Miyachi Corp.	1,900	15,725
Miyaji Engineering Group, Inc. (a)	16,000	16,170
Miyakoshi Corp. (a)	600	2,594
Miyoshi Oil & Fat Co., Ltd.	30,000	48,431

Security Description	Shares	Value*

Japan—(Continued)
Mizuho Investors Securities Co., Ltd. (b)	185,000	$200,629
Mizuno Corp. (b)	40,000	205,997
Mochida Pharmaceutical Co., Ltd.	27,000	289,462
Modec, Inc. (b)	6,300	111,798
Monex Beans Holdings, Inc.	433	127,971
Mori Seiki Co., Ltd. (b)	39,700	470,822
Morinaga & Co., Ltd.	75,000	176,513
Morinaga Milk Industry Co., Ltd.	91,000	385,701
Morita Holdings Corp.	14,000	87,253
Morozoff, Ltd.	11,000	37,014
Mory Industries, Inc.	20,000	83,561
MOS Food Services, Inc.	9,900	184,152
Moshi Moshi Hotline, Inc.	8,200	215,151
Mr Max Corp.	13,800	49,326
Murakami Corp.	1,000	15,344
Musashi Seimitsu Industry Co., Ltd.	9,500	236,428
Mutoh Holdings Co., Ltd. (a)	21,000	49,148
NAC Co., Ltd.	1,400	17,943
Nachi-Fujikoshi Corp.	83,000	279,063
Nagaileben Co., Ltd. (b)	3,200	85,774
Nagano Keiki Co., Ltd.	2,100	19,575
Nagatanien Co., Ltd.	8,000	84,570
Nakabayashi Co., Ltd.	17,000	38,333
Nakamuraya Co., Ltd.	18,000	86,215
Nakano Corp.	4,000	11,239
Nakayama Steel Works, Ltd.	55,000	71,813
Natori Co., Ltd.	500	5,084
NEC Fielding, Ltd.	8,300	107,764
NEC Leasing, Ltd.	8,100	120,272
NEC Mobiling, Ltd.	4,600	134,672
NEC Networks & System Integration Corp.	11,300	146,596
NET One Systems Co., Ltd.	227	336,419
Neturen Co., Ltd.	15,000	126,010
New Japan Radio Co., Ltd.	15,000	45,271
NIC Corp.	3,400	15,041
Nice Holdings, Inc. (b)	31,000	68,365
Nichia Steel Works, Ltd.	18,000	47,681
Nichias Corp.	43,000	223,038
Nichiban Co., Ltd.	14,000	52,089
Nichicon Corp. (b)	24,800	350,913
Nichiden Corp.	1,500	44,821
Nichiha Corp.	10,500	85,750
Nichii Gakkan Co.	19,700	173,777
Nichirei Corp.	126,000	582,078
Nichireki Co., Ltd.	14,000	54,513
Nidec Copal Corp. (b)	8,800	158,040
Nidec Copal Electronics Corp.	5,200	41,785
Nidec Sankyo Corp.	16,000	131,243
Nidec-Tosok Corp. (b)	11,600	138,394
Nifco, Inc.	19,400	526,004
NIFTY Corp.	47	55,042
Nihon Chouzai Co., Ltd. (b)	1,990	82,004
Nihon Dempa Kogyo Co., Ltd. (b)	6,800	129,434
Nihon Eslead Corp.	4,600	47,825
Nihon Kagaku Sangyo Co., Ltd.	3,000	24,590
Nihon Kohden Corp.	14,800	318,937
Nihon M&A Center, Inc.	13	56,011

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nihon Nohyaku Co., Ltd. (b)	15,000	$79,261
Nihon Parkerizing Co., Ltd.	19,000	274,027
Nihon Plast Co., Ltd.	2,300	19,014
Nihon Shokuhin Kako Co., Ltd.	3,000	15,345
Nihon Tokushu Toryo Co., Ltd.	2,200	9,375
Nihon Trim Co., Ltd.	100	2,231
Nihon Unisys, Ltd.	25,200	201,802
Nihon Yamamura Glass Co., Ltd.	45,000	123,617
Nikkiso Co., Ltd.	28,000	237,256
Nikko Co., Ltd.	14,000	51,069
Nippo Corp.	30,000	209,251
Nippon Beet Sugar Manufacturing Co., Ltd.	53,000	125,382
Nippon Carbide Industries Co., Inc. (a)	13,000	36,827
Nippon Carbon Co., Ltd. (b)	36,000	117,061
Nippon Ceramic Co., Ltd.	6,400	113,909
Nippon Chemi-Con Corp. (b)	63,000	321,103
Nippon Chemical Industrial Co., Ltd.	30,000	76,862
Nippon Chemiphar Co., Ltd. (b)	10,000	34,489
Nippon Coke & Engineering Co. (b)	80,000	158,576
Nippon Columbia Co., Ltd. (a)	37,000	19,142
Nippon Concrete Industries Co., Ltd.	10,000	18,232
Nippon Denko Co., Ltd. (b)	33,000	261,761
Nippon Densetsu Kogyo Co., Ltd.	16,000	154,584
Nippon Denwa Shisetsu Co., Ltd.	16,000	50,272
Nippon Felt Co., Ltd.	7,000	35,805
Nippon Filcon Co., Ltd.	6,600	32,782
Nippon Fine Chemical Co., Ltd.	7,400	48,329
Nippon Flour Mills Co., Ltd.	57,000	282,365
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	31,110
Nippon Gas Co., Ltd. (b)	12,500	172,793
Nippon Hume Corp.	6,000	18,926
Nippon Kanzai Co., Ltd. (b)	2,300	38,106
Nippon Kasei Chemical Co., Ltd.	26,000	61,499
Nippon Kinzoku Co., Ltd.	29,000	56,431
Nippon Koei Co., Ltd.	36,000	108,303
Nippon Konpo Unyu Soko Co., Ltd.	30,000	365,174
Nippon Koshuha Steel Co., Ltd.	34,000	41,031
Nippon Light Metal Co., Ltd.	268,000	498,380
Nippon Metal Industry Co., Ltd. (b)	57,000	75,115
Nippon Paint Co., Ltd. (b)	30,000	229,873
Nippon Parking Development Co., Ltd.	803	37,239
Nippon Pillar Packing Co., Ltd. (b)	11,000	81,700
Nippon Piston Ring Co., Ltd.	28,000	80,662
Nippon Seiki Co., Ltd.	15,000	179,881
Nippon Seisen Co., Ltd.	15,000	80,539
Nippon Sharyo, Ltd.	32,000	155,994
Nippon Shinyaku Co., Ltd.	21,000	300,705
Nippon Signal Co., Ltd.	17,800	141,424
Nippon Soda Co., Ltd.	72,000	343,976
Nippon Steel Trading Co., Ltd.	22,000	67,755
Nippon Suisan Kaisha, Ltd. (b)	88,600	279,271
Nippon Thompson Co., Ltd.	30,000	241,490
Nippon Valqua Industries, Ltd.	32,000	97,767
Nippon Yakin Kogyo Co., Ltd. (b)	46,000	136,521
Nippon Yusoki Co., Ltd.	7,000	18,020
Nipro Corp.	18,300	366,392
NIS Group Co., Ltd.	82,900	10,212

Security Description	Shares	Value*

Japan—(Continued)
Nishimatsu Construction Co., Ltd.	161,000	$210,217
Nishimatsuya Chain Co., Ltd.	23,000	223,562
Nissan Shatai Co., Ltd.	38,000	331,584
Nissei Corp.	10,500	83,740
Nissei Plastic Industrial Co., Ltd.	900	2,948
Nissen Holdings Co., Ltd.	14,000	71,737
Nissha Printing Co., Ltd. (b)	11,000	291,950
Nisshin Fudosan Co.	7,000	56,898
Nissin Corp.	30,000	76,907
Nissin Electric Co., Ltd.	21,000	127,258
Nissin Kogyo Co., Ltd.	15,800	294,625
Nissin Sugar Manufacturing Co., Ltd.	12,000	27,197
Nissui Pharmaceutical Co., Ltd.	6,200	52,797
Nitta Corp.	10,900	214,560
Nittan Valve Co., Ltd.	10,500	38,264
Nittetsu Mining Co., Ltd.	39,000	196,235
Nitto Boseki Co., Ltd.	112,000	282,666
Nitto Fuji Flour Milling Co., Ltd.	4,000	14,931
Nitto Kogyo Corp.	9,100	103,009
Nitto Kohki Co., Ltd.	4,400	114,347
Nitto Seiko Co., Ltd.	12,000	39,619
Nittoc Construction Co., Ltd.	8,000	5,522
Noevir Co., Ltd.	2,700	32,750
NOF Corp.	72,000	352,311
Nohmi Bosai, Ltd.	9,000	58,633
Nomura Co., Ltd.	19,000	67,442
Noritake Co., Ltd.	47,000	167,887
Noritsu Koki Co., Ltd.	9,400	59,894
Noritz Corp. (b)	8,900	157,229
NS Solutions Corp.	9,000	196,495
NS United Kaiun Kaisha, Ltd. (b)	32,000	79,999
NSD Co., Ltd.	16,800	198,729
O-M, Ltd.	8,000	31,911
Obara Corp. (b)	4,100	43,545
Obayashi Road Corp.	15,000	28,458
OBIC Business Consultants, Ltd.	2,100	112,528
Oenon Holdings, Inc. (b)	21,000	52,257
Ohara, Inc.	4,400	61,006
Oiles Corp.	10,600	196,383
Okabe Co., Ltd.	18,600	84,744
Okamoto Industries, Inc.	29,000	120,042
Okamura Corp.	30,000	189,325
Okano Valve Manufacturing Co.	3,000	25,061
Okasan Securities Group, Inc.	90,000	371,310
Okaya Electric Indstries Co., Ltd.	800	3,391
OKI Electric Cable Co., Ltd.	6,000	11,234
OKI Electric Industry Co., Ltd.	289,000	249,158
OKK Corp.	34,000	51,910
Okuma Holdings, Inc. (b)	72,000	549,651
Okumura Corp.(b)	77,000	293,144
Okura Industrial Co., Ltd.	24,000	69,486
Okuwa Co., Ltd.	10,000	104,636
Olympic Corp.	9,300	71,378
ONO Sokki Co., Ltd.	9,000	30,835
Onoken Co., Ltd.	5,200	47,725
Onward Holdings Co., Ltd.	61,000	527,676
Optex Co., Ltd.	2,900	43,137

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Organo Corp.	13,000	$99,753
Origin Electric Co., Ltd.	11,000	60,705
Osaka Organic Chemical Industry, Ltd.	6,200	42,697
Osaka Steel Co., Ltd.	8,000	142,391
OSAKA Titanium Technologies Co., Ltd.	7,800	368,467
Osaki Electric Co., Ltd.	11,000	95,427
OSG Corp.	29,300	354,691
Oyo Corp.	7,600	63,310
Pacific Golf Group International Holdings KK	209	144,984
Pacific Industrial Co., Ltd.	24,000	131,916
Pacific Metals Co., Ltd. (b)	32,000	272,198
Pal Co, Ltd.	1,400	50,817
PanaHome Corp.	38,000	240,006
Panasonic Electric Works Information Systems Co., Ltd.	1,300	35,386
Panasonic Electric Works SUNX Co., Ltd.	12,600	78,864
Paramount Bed Co., Ltd.	6,400	175,832
Parco Co., Ltd.	30,100	273,290
Paris Miki, Inc.	11,400	113,350
Park24 Co., Ltd.	23,700	253,854
Pasco Corp. (a)	17,000	48,355
Pasona Group, Inc.	76	56,798
Penta-Ocean Construction Co., Ltd.	127,000	215,818
PIA Corp. (a)	3,600	35,392
Pigeon Corp.	7,500	255,142
Pilot Corp. (b)	44	78,005
Piolax, Inc.	4,500	97,889
Pioneer Corp.	115,500	477,810
Plenus Co., Ltd.	8,000	122,340
Point, Inc.	6,200	272,773
Press Kogyo Co., Ltd.	44,000	211,330
Pressance Corp.	15	44,449
Prima Meat Packers, Ltd.	65,000	72,891
Pronexus, Inc.	8,100	44,110
PS Mitsubishi Construction Co., Ltd.	9,900	28,060
Raito Kogyo Co., Ltd.	26,100	64,631
Rasa Industries, Ltd.	33,000	40,255
Renown, Inc. (a) (b)	25,700	65,196
Resort Solution Co., Ltd.	4,000	7,838
Resort Trust, Inc.	13,100	221,463
Rheon Automatic Machinery Co., Ltd.	5,000	12,444
Rhythm Watch Co., Ltd.	57,000	94,107
Ricoh Leasing Co., Ltd.	8,300	227,968
Right On Co., Ltd. (b)	5,500	31,588
Riken Corp.	38,000	168,750
Riken Keiki Co., Ltd.	7,800	64,978
Riken Technos Corp.	22,000	72,127
Riken Vitamin Co., Ltd.	3,100	87,599
Ringer Hut Co., Ltd.	6,200	78,325
Riso Kagaku Corp.	6,979	123,075
Riso Kyoiku Co., Ltd.	766	43,017
Rock Field Co., Ltd.	4,700	73,854
Rohto Pharmaceutical Co., Ltd.	10,000	116,941
Roland Corp.	10,200	127,124
Roland DG Corp.	3,700	59,935
Round One Corp.	45,100	279,390
Royal Holdings Co., Ltd.	9,400	97,994

Security Description	Shares	Value*

Japan—(Continued)
Ryobi, Ltd.	67,000	$306,997
Ryoden Trading Co., Ltd.	15,000	96,484
Ryohin Keikaku Co., Ltd. (b)	9,500	393,883
Ryosan Co., Ltd.	15,800	409,600
Ryoshoku, Ltd.	3,500	77,998
Ryoyo Electro Corp.	11,000	128,197
S&B Foods, Inc.	2,000	20,191
S. Foods, Inc.	7,000	60,038
Sagami Chain Co., Ltd.	4,000	25,338
Saibu Gas Co., Ltd.	129,000	337,035
Saizeriya Co., Ltd. (b)	12,200	246,880
Sakai Chemical Industry Co., Ltd.	45,000	222,910
Sakai Heavy Industries, Ltd.	6,000	10,792
Sakai Ovex Co., Ltd.	18,000	27,050
Sakata INX Corp.	20,000	100,779
Sakata Seed Corp. (b)	14,200	191,771
Sala Corp.	11,000	60,467
San Holdings, Inc.	1,600	26,193
San-A Co., Ltd.	3,300	129,497
San-Ai Oil Co., Ltd.	25,000	123,221
San-In Godo Bank, Ltd.	86,000	619,843
Sanden Corp.	56,000	223,081
Sanei-International Co., Ltd.	5,700	72,924
Sangetsu Co., Ltd.	9,900	232,373
Sanix, inc. (a)	9,500	22,820
Sanken Electric Co., Ltd. (b)	53,000	233,610
Sanki Engineering Co., Ltd.	29,000	199,389
Sanko Metal Industries Co., Ltd.	10,000	21,312
Sankyo Seiko Co., Ltd.	23,700	85,257
Sankyo-Tateyama Holdings, Inc. (b)	109,000	138,282
Sankyu, Inc.	118,000	536,406
Sanoh Industrial Co., Ltd.	10,500	95,978
Sanshin Electronics Co., Ltd.	12,600	104,672
Sansui Electric Co., Ltd. (a)	316,000	7,790
Sanwa Holdings Corp.	116,000	367,313
Sanyo Chemical Industries, Ltd.	32,000	267,019
Sanyo Denki Co., Ltd.	17,000	103,446
Sanyo Housing Nagoya Co., Ltd.	27	27,783
Sanyo Shokai, Ltd. (b)	45,000	176,326
Sanyo Special Steel Co., Ltd.	54,000	326,091
Sasebo Heavy Industries Co., Ltd.	37,000	75,634
Sato Corp. (b)	8,600	114,012
Sato Shoji Corp.	7,200	44,529
Satori Electric Co., Ltd.	6,600	47,970
Sawai Pharmaceutical Co., Ltd. (b)	6,200	507,438
Saxa Holdings, Inc.	17,000	32,256
Scroll Corp.	9,500	40,865
Secom Joshinetsu Co., Ltd.	900	25,317
Secom Techno Service Co., Ltd.	1,500	51,696
Seibu Electric Industry Co., Ltd.	2,000	8,528
Seika Corp.	28,000	71,761
Seikagaku Corp.	12,700	142,241
Seikitokyu Kogyo Co., Ltd. (a)	27,000	16,623
Seiko Holdings Corp. (b)	40,000	148,293
Seino Holdings Corp.	32,000	219,977
Seiren Co., Ltd.	20,600	147,438
Sekisui Jushi Corp.	15,000	153,185

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sekisui Plastics Co., Ltd.	21,000	$94,680
Senko Co., Ltd.	42,000	150,114
Senshu Electric Co., Ltd.	4,100	47,495
Senshukai Co., Ltd.	14,700	90,231
Shibaura Mechatronics Corp. (b)	13,000	50,584
Shibuya Kogyo Co., Ltd.	4,100	41,007
Shikibo, Ltd.	49,000	71,219
Shikoku Chemicals Corp.	18,000	108,240
Shima Seiki Manufacturing, Ltd.	12,600	303,764
Shimachu Co., Ltd.	23,100	541,276
Shimojima Co., Ltd. (b)	3,000	41,671
Shin Nippon Air Technologies Co., Ltd.	8,100	48,907
Shin Nippon Biomedical Laboratories, Ltd.	7,100	33,761
Shin-Etsu Polymer Co., Ltd.	22,400	140,156
Shin-Keisei Electric Railway Co., Ltd.	12,000	50,428
Shin-Kobe Electric Machinery Co., Ltd.	7,000	84,587
Shinagawa Refractories Co., Ltd.	24,000	71,234
Shindengen Electric Manufacturing Co., Ltd.	35,000	176,270
Shinkawa, Ltd. (b)	7,000	71,806
Shinko Plantech Co., Ltd.	11,700	108,059
Shinko Shoji Co., Ltd.	9,200	76,858
Shinko Wire Co., Ltd.	12,000	19,228
Shinmaywa Industries, Ltd.	49,000	211,856
Shinnihon Corp.	21,900	57,182
Shinsho Corp.	18,000	44,781
Shinwa Co., Ltd.	400	4,839
Ship Healthcare Holdings, Inc.	10,700	140,385
Shiroki Corp.	25,000	91,459
Shizuki Electric Co., Inc.	1,000	4,288
Shizuoka Gas Co., Ltd. (b)	23,500	140,766
SHO-BOND Holdings Co., Ltd. (b)	8,800	185,722
Shobunsha Publications, Inc.	5,300	39,705
Shochiku Co., Ltd. (b)	32,000	206,621
Shoei Co., Ltd.	2,800	25,407
Shoko Co., Ltd.	27,000	42,240
Showa Aircraft Industry Co., Ltd.	1,000	7,677
Showa Corp.	20,800	158,841
Showa Sangyo Co., Ltd.	36,000	105,574
Siix Corp.	9,300	109,606
Simplex Technology, Inc.	115	49,445
Sinanen Co., Ltd.	17,000	78,285
Sinfonia Technology Co., Ltd. (b)	33,000	85,378
Sintokogio, Ltd.	23,700	225,366
SKY Perfect JSAT Holdings, Inc. (b)	853	330,041
SMK Corp.	27,000	148,601
SNT Corp.	8,200	36,381
So-net Entertainment Corp. (b)	50	150,116
Soda Nikka Co., Ltd.	3,000	12,755
Sodick Co., Ltd.	22,500	108,603
Soft99 Corp.	2,300	14,764
Sogo Medical Co., Ltd. (b)	2,400	76,580
Sohgo Security Services Co., Ltd.	31,200	369,780
Sotoh Co., Ltd.	3,600	38,165
Space Co., Ltd.	200	1,375
SRA Holdings	4,200	46,425
SRI Sports, Ltd.	47	52,023
ST Corp.	3,700	42,738

Security Description	Shares	Value*

Japan—(Continued)
St. Marc Holdings Co., Ltd. (b)	2,700	$112,299
Star Micronics Co., Ltd.	18,200	197,706
Starzen Co., Ltd.	28,000	81,710
Stella Chemifa Corp. (b)	2,800	131,731
Studio Alice Co., Ltd.	2,500	23,660
Subaru Enterprise Co., Ltd.	1,000	3,019
Sugi Holdings Co., Ltd. (b)	13,300	320,427
Sugimoto & Co., Ltd.	3,800	34,167
Sumida Corp.	7,400	80,895
Sumikin Bussan Corp.	39,000	94,096
Suminoe Textile Co., Ltd.	22,000	42,274
Sumisho Computer Systems Corp.	11,200	200,861
Sumitomo Bakelite Co., Ltd.	79,000	465,148
Sumitomo Densetsu Co., Ltd.	10,500	44,626
Sumitomo Forestry Co., Ltd.	58,500	513,964
Sumitomo Light Metal Industries, Ltd.	125,000	150,881
Sumitomo Mitsui Construction Co., Ltd. (a)	107,000	85,670
Sumitomo Osaka Cement Co., Ltd. (b)	198,000	448,606
Sumitomo Pipe & Tube Co., Ltd.	11,500	82,454
Sumitomo Precision Products Co., Ltd. (b)	13,000	63,576
Sumitomo Real Estate Sales Co., Ltd.	4,030	208,498
Sumitomo Seika Chemicals Co., Ltd.	20,000	86,770
Sun-Wa Technos Corp.	1,700	14,304
SWCC Showa Holdings Co., Ltd.	125,000	144,670
SxL Corp. (a)	40,000	24,642
SystemPro Co., Ltd.	105	111,629
T Hasegawa Co., Ltd.	8,200	139,618
T RAD Co., Ltd.	29,000	119,105
T-GAIA Corp.	71	126,485
TAC Co., Ltd.	1,300	5,447
Tachi-S Co., Ltd.	10,800	176,897
Tachibana Eletech Co., Ltd.	7,100	59,913
Tact Home Co., Ltd.	45	52,660
Tadano, Ltd. (b)	57,000	306,801
Taihei Dengyo Kaisha, Ltd.	14,000	114,708
Taihei Kogyo Co., Ltd.	22,000	103,257
Taiheiyo Cement Corp. (b)	421,000	539,268
Taiho Kogyo Co., Ltd.	11,900	108,467
Taikisha, Ltd.	14,100	250,151
Taisei Lamick Co., Ltd.	1,900	52,197
Taiyo Ink Manufacturing Co., Ltd.	6,800	217,991
Taiyo Yuden Co., Ltd. (b)	6,000	91,572
TAIYO, Ltd. (b)	5,000	7,396
Takachiho Koheki Co., Ltd.	400	4,555
Takagi Securities Co., Ltd.	12,000	16,230
Takamatsu Construction Group Co., Ltd.	6,600	89,285
Takano Co., Ltd.	6,600	37,479
Takaoka Electric Manufacturing Co., Ltd. (b)	30,000	158,143
Takara Holdings, Inc.	73,000	429,773
Takara Printing Co., Ltd.	3,100	24,983
Takara Standard Co., Ltd. (b)	49,000	332,049
Takasago International Corp.	29,000	173,230
Takasago Thermal Engineering Co., Ltd.	26,900	225,304
Takashima & Co., Ltd.	6,000	9,756
Take And Give Needs Co., Ltd.	238	23,600
Takihyo Co., Ltd.	8,000	40,136
Takiron Co., Ltd.	22,000	75,608

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Takisawa Machine Tool Co., Ltd.	11,000	$12,729
Takuma Co., Ltd.	30,000	83,505
Tamron Co., Ltd.	5,700	118,728
Tamura Corp. (b)	27,000	82,453
Tanseisha Co., Ltd.	1,000	3,562
Tatsuta Electric Wire and Cable Co., Ltd.	30,000	91,701
Tayca Corp.	13,000	46,126
TBK Co., Ltd. (b)	11,000	55,687
Teac Corp. (a)	72,000	38,129
TECHNO ASSOCIE Co., Ltd.	300	2,359
Techno Ryowa, Ltd.	4,800	23,839
TECMO KOEI Holdings Co., Ltd. (b)	16,500	129,701
Teikoku Electric Manufacturing Co., Ltd.	3,700	81,157
Teikoku Piston Ring Co., Ltd. (b)	7,900	80,223
Teikoku Sen-I Co., Ltd.	8,000	49,757
Teikoku Tsushin Kogyo Co., Ltd.	20,000	47,312
Tekken Corp.	77,000	75,917
Temp Holdings Co., Ltd. (b)	7,400	68,624
Ten Allied Co., Ltd.	2,600	9,103
Tenma Corp.	11,300	124,845
Teraoka Seisakusho Co., Ltd.	200	969
The Aichi Bank, Ltd.	4,200	261,280
The Akita Bank, Ltd.	95,000	281,944
The Aomori Bank, Ltd.	99,000	273,204
The Awa Bank, Ltd. (b)	73,000	439,745
The Bank of Iwate, Ltd.	7,600	364,816
The Bank of Nagoya, Ltd.	82,000	264,775
The Bank of Okinawa, Ltd.	9,600	372,604
The Bank of Saga, Ltd.	69,000	195,519
The Chiba Kogyo Bank, Ltd. (a)	17,000	101,969
The Chukyo Bank, Ltd. (b)	51,000	133,873
The Daiei, Inc. (a) (b)	41,350	163,500
The Daisan Bank, Ltd.	68,000	174,976
The Daishi Bank, Ltd.	104,000	321,599
The Daito Bank, Ltd.	46,000	34,579
The Ehime Bank, Ltd.	73,000	194,255
The Eighteenth Bank, Ltd.	80,000	223,689
The Fuji Fire & Marine Insurance Co., Ltd.	86,000	117,564
The Fukui Bank, Ltd.	109,000	337,172
The Fukushima Bank, Ltd.	90,000	54,351
The Higashi-Nippon Bank, Ltd.	62,000	135,994
The Higo Bank, Ltd.	96,000	496,565
The Hokkoku Bank, Ltd.	149,000	517,067
The Hokuetsu Bank, Ltd.	93,000	192,511
The Hyakugo Bank, Ltd.	128,000	551,975
The Hyakujushi Bank, Ltd.	118,000	434,647
The Japan Wool Textile Co., Ltd. (b)	34,000	277,346
The Juroku Bank, Ltd.	162,000	518,824
The Kagoshima Bank, Ltd.	59,000	395,432
The Keihin Co., Ltd.	22,000	25,211
The Keiyo Bank, Ltd.	90,000	445,692
The Kita-Nippon Bank, Ltd.	3,200	76,966
The Maruetsu, Inc. (a)	31,000	126,065
The Michinoku Bank, Ltd.	57,000	110,274
The Mie Bank, Ltd.	39,000	107,142
The Minato Bank, Ltd.	96,000	164,433
The Miyazaki Bank, Ltd.	82,000	218,235

Security Description	Shares	Value*

Japan—(Continued)
The Musashino Bank, Ltd.	16,100	$487,929
The Nagano Bank, Ltd.	27,000	51,883
The Nanto Bank, Ltd.	22,000	110,327
The Nippon Road Co., Ltd.	36,000	86,043
The Nippon Synthetic Chemical Industry Co., Ltd.	25,000	167,460
The Nisshin Oillio Group, Ltd. (b)	62,000	314,710
The Ogaki Kyoritsu Bank, Ltd.	155,000	490,767
The Oita Bank, Ltd.	76,000	272,464
The Okinawa Electric Power Co., Inc.	6,900	344,448
The Pack Corp. (b)	4,900	87,395
The Sankei Building Co., Ltd.	16,700	99,949
The Shibusawa Warehouse Co., Ltd.	17,000	60,086
The Shiga Bank, Ltd.	7,000	38,037
The Shikoku Bank, Ltd.	82,000	254,529
The Shimizu Bank, Ltd.	4,000	172,951
The Sumitomo Warehouse Co., Ltd.	60,000	316,406
The Tochigi Bank, Ltd.	47,000	222,940
The Toho Bank, Ltd. (b)	102,000	319,048
The Tohoku Bank, Ltd.	28,000	46,217
The Tokyo Tomin Bank, Ltd.	14,900	212,901
The Torigoe Co., Ltd.	8,200	75,280
The Tottori Bank, Ltd.	31,000	65,700
The Towa Bank, Ltd.	112,000	106,257
The Yachiyo Bank, Ltd.	7,300	191,193
The Yamagata Bank, Ltd. (b)	68,000	314,198
The Yamanashi Chuo Bank, Ltd.	76,000	341,755
The Yasuda Warehouse Co., Ltd.	7,600	45,504
Tigers Polymer Corp.	2,200	9,919
Titan Kogyo KK (a)	3,000	11,898
TKC	6,000	127,165
TOA Corp.	88,000	103,003
TOA Oil Co., Ltd.	38,000	51,034
TOA Road Corp.	16,000	25,242
Toagosei Co., Ltd.	95,000	444,622
Tobishima Corp. (a) (b)	207,000	61,172
Tobu Store Co., Ltd.	14,000	41,753
TOC Co., Ltd. (b)	40,400	173,177
Tocalo Co., Ltd.	5,300	102,268
Toda Corp.	110,000	409,208
Toda Kogyo Corp. (b)	19,000	197,971
Toei Co., Ltd.	32,000	154,952
Toenec Corp.	15,000	85,969
Toho Co., Ltd.	17,000	65,132
Toho Holdings Co., Ltd.	18,800	257,291
Toho Real Estate Co., Ltd.	5,700	41,576
Toho Titanium Co., Ltd. (b)	12,900	311,643
Toho Zinc Co., Ltd.	62,000	330,456
Tohto Suisan Co., Ltd.	8,000	13,011
Tokai Carbon Co., Ltd.	78,000	485,045
Tokai Corp.	14,000	58,143
Tokai Rubber Industries, Inc.	17,300	239,500
Tokai Tokyo Securities Co., Ltd.	107,000	405,833
Token Corp. (b)	2,560	96,309
Toko Electric Corp.	4,000	23,893
Toko, Inc. (b)	37,000	72,002
Tokushu Tokai Holdings Co., Ltd.	56,000	129,700
Tokyo Dome Corp.	69,000	187,820

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tokyo Electron Device, Ltd.	18	$35,042
Tokyo Energy & Systems, Inc.	12,000	77,335
Tokyo Individualized Educational Institute, Inc.	10,500	30,920
Tokyo Kaikan Co., Ltd.	3,000	11,613
Tokyo Keiki, Inc.	45,000	69,346
Tokyo Kikai Seisakusho, Ltd.	38,000	36,038
Tokyo Ohka Kogyo Co., Ltd.	19,200	413,392
Tokyo Rakutenchi Co., Ltd.	15,000	55,078
Tokyo Rope Manufacturing Co., Ltd. (b)	57,000	190,228
Tokyo Sangyo Co., Ltd.	9,500	29,501
Tokyo Seimitsu Co.	17,500	273,447
Tokyo Style Co., Ltd.	34,000	267,236
Tokyo Tatemono Co., Ltd. (b)	10,000	46,302
Tokyo Tatemono Real Estate Sales Co., Ltd.	2,400	8,160
Tokyo Tekko Co., Ltd.	29,000	76,442
Tokyo Theatres Co., Inc.	24,000	35,190
Tokyotokeiba Co., Ltd. (b)	53,000	80,980
Tokyu Community Corp.	4,300	127,960
Tokyu Construction Co., Ltd.	31,280	94,788
Tokyu Livable, Inc. (b)	7,500	89,920
Toli Corp.	22,000	38,218
Tomato Bank, Ltd.	37,000	69,747
Tomen Devices Corp.	1,300	30,209
Tomen Electronics Corp.	6,600	96,932
Tomoe Corp.	13,400	42,753
Tomoe Engineering Co., Ltd.	3,100	43,926
Tomoegawa Co., Ltd.	11,000	29,796
Tomoku Co., Ltd.	39,000	109,542
TOMONY Holdings, Inc. (a)	65,000	255,381
Tomy Co., Ltd. (b)	25,900	219,234
TONAMI HOLDINGS Co., Ltd.	33,000	63,022
Tonichi Carlife Group, Inc. (a)	13,000	13,779
Topcon Corp.	17,500	107,989
Toppan Forms Co., Ltd.	22,200	227,694
Topre Corp.	16,700	126,912
Topy Industries, Ltd.	94,000	250,028
Toridoll.corp.	26	36,023
Torii Pharmaceutical Co., Ltd.	5,400	116,908
Torishima Pump Manufacturing Co., Ltd. (b)	6,400	135,088
Tosei Corp.	121	56,544
Toshiba Machine Co., Ltd. (b)	58,000	293,508
Toshiba Plant Systems & Services Corp. (b)	19,000	272,890
Toshiba TEC Corp.	63,000	305,593
Tosho Printing Co., Ltd.	29,000	47,164
Totetsu Kogyo Co., Ltd.	10,000	71,096
Touei Housing Corp.	5,155	87,735
Toukei Computer Co., Ltd.	2,400	34,340
Tow Co., Ltd.	600	3,499
Towa Corp.	3,800	27,750
Towa Pharmaceutical Co., Ltd. (b)	4,300	238,954
Toyo Construction Co., Ltd. (a)	93,000	50,394
Toyo Corp.	10,100	108,259
Toyo Electric Manufacturing Co., Ltd. (b)	12,000	69,805
Toyo Engineering Corp.	54,000	209,431
Toyo Ink Manufacturing Co., Ltd.	89,000	437,359
Toyo Kanetsu KK	50,000	89,318
Toyo Kohan Co., Ltd.	27,000	166,597

Security Description	Shares	Value*

Japan—(Continued)
Toyo Securities Co., Ltd.	31,000	$53,867
Toyo Sugar Refining Co., Ltd.	9,000	11,532
Toyo Tanso Co., Ltd. (b)	4,200	249,003
Toyo Tire & Rubber Co., Ltd. (b)	90,000	217,260
Toyo Wharf & Warehouse Co., Ltd.	27,000	43,565
Toyobo Co., Ltd.	248,000	442,439
Trancom Co., Ltd.	400	7,494
Trans Cosmos, Inc.	9,800	97,175
Trinity Industrial Corp.	1,000	3,519
Trusco Nakayama Corp.	8,400	141,095
TS Tech Co., Ltd.	21,400	415,037
Tsubakimoto Chain Co	61,000	325,507
Tsubakimoto Kogyo Co., Ltd.	1,000	2,723
Tsudakoma Corp.	19,000	36,499
Tsugami Corp. (b)	23,000	163,146
Tsukishima Kikai Co., Ltd.	11,000	81,718
Tsukuba Bank, Ltd.	33,000	115,470
Tsuruha Holdings, Inc.	6,200	296,001
Tsurumi Manufacturing Co., Ltd.	10,000	67,794
Tsutsumi Jewelry Co., Ltd.	3,200	85,347
Tsuzuki Denki Co., Ltd.	6,000	35,986
TV Asahi Corp.	10	17,428
TV Tokyo Holdings Corp. (b)	1,300	19,013
TYK Corp.	6,000	15,220
U-Shin, Ltd.	12,700	115,414
Ube Material Industries, Ltd.	19,000	56,412
Uchida Yoko Co., Ltd.	23,000	84,998
ULVAC, Inc.	17,200	449,343
Unicafe, Inc.	700	3,512
Uniden Corp.	39,000	120,360
Unihair Co., Ltd. (b)	16,900	226,899
Union Tool Co. (b)	5,100	146,775
Unipres Corp. (b)	9,400	187,387
United Arrows, Ltd. (b)	6,800	103,072
Unitika, Ltd.	159,000	144,929
Universe Co., Ltd.	800	12,054
UNY Co., Ltd. (b)	22,600	228,507
Uoriki Co., Ltd.	1,500	18,599
UTOC Corp.	8,600	25,645
Valor Co., Ltd.	15,100	130,466
Vantec Corp.	24	35,732
Vital KSK Holdings, Inc. (b)	14,600	127,170
Wacom Co., Ltd. (b)	147	233,734
Wakachiku Construction Co., Ltd. (a)	34,000	18,841
Wakamoto Pharmaceutical Co., Ltd.	9,000	26,622
Warabeya Nichiyo Co., Ltd.	5,900	76,994
Watabe Wedding Corp.	2,600	28,811
WATAMI Co., Ltd. (b)	7,900	159,767
Weathernews, Inc.	2,700	52,359
Wood One Co., Ltd.	23,000	75,959
Xebio Co., Ltd.	12,000	259,760
Y.A.C. Co., Ltd.	3,000	22,101
Yahagi Construction Co., Ltd.	13,000	76,094
Yaizu Suisankagaku Industry Co., Ltd.	4,400	46,096
YAMABIKO Corp.	3,600	37,930
Yamaichi Electronics Co., Ltd. (b)	500	2,504
Yamatane Corp.	38,000	50,560

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Yamato Corp.	12,000	$44,786
Yamazen Corp.	20,200	108,296
Yaoko Co., Ltd.	2,700	82,478
Yellow Hat, Ltd.	8,000	80,728
Yodogawa Steel Works, Ltd.	61,000	283,991
Yokogawa Bridge Holdings Corp.	14,000	91,246
Yokohama Reito Co., Ltd.	20,100	137,710
Yokowo Co., Ltd.	4,200	29,765
Yomeishu Seizo Co., Ltd.	6,000	58,575
Yomiuri Land Co., Ltd.	13,000	43,734
Yondenko Corp.	12,000	49,998
Yonekyu Corp.	8,000	66,430
Yonex Co., Ltd.	5,900	41,017
Yorozu Corp. (b)	8,600	154,264
Yoshinoya Holdings Co., Ltd.	230	288,032
Yuasa Trading Co., Ltd. (b)	74,000	73,814
Yuken Kogyo Co., Ltd.	16,000	32,912
Yuki Gosei Kogyo Co., Ltd.	6,000	17,272
Yukiguni Maitake Co., Ltd.	8,800	59,758
Yurtec Corp.	22,000	87,540
Yusen Air & Service Co., Ltd.	8,100	117,850
Yushin Precision Equipment Co., Ltd.	3,500	69,020
Yushiro Chemical Industry Co., Ltd.	3,600	53,463
Zenrin Co., Ltd.	7,600	84,932
Zensho Co., Ltd. (b)	26,500	264,181
ZERIA Pharmaceutical Co., Ltd. (b)	10,000	121,904
Zuken, Inc.	9,500	81,216

		154,321,946

Jersey—0.6%
Beazley plc	386,682	694,029
Charter International plc	66,723	879,770
Henderson Group plc	436,102	922,551
Informa plc	243,735	1,550,163
Regus plc	254,437	342,568

		4,389,081

Liechtenstein—0.0%
Liechtensteinische Landesbank AG	385	30,107

Luxembourg—0.1%
Colt Telecom Group S.A. (GBP) (a)	208,005	446,424
d’Amico International Shipping S.A.	827	1,082
Northland Resources S.A. (CAD) (a)	2,441	7,607
Oriflame Cosmetics S.A. (SEK)	212	11,151
SAF-Holland S.A.	522	4,294

		470,558

Netherlands—2.4%
Aalberts Industries NV	37,309	789,425
Accell Group	4,278	216,493
AMG Advanced Metallurgical Group NV (a)	3,667	44,448
Arcadis NV (b)	21,457	500,874
ASM International NV	23,464	833,955
Beter BED Holding NV	8,010	228,228
BinckBank NV	13,932	216,494

Security Description	Shares	Value*

Netherlands—(Continued)
Brit Insurance Holdings NV	61,044	$992,516
Brunel International	5,017	198,435
Crucell NV (a) (b)	33,206	1,048,573
CSM	30,000	1,051,787
Draka Holding (b)	12,883	330,371
Exact Holding NV	5,521	151,977
Fornix Biosciences NV	1,032	2,974
Gamma Holding NV	608	23,530
Gemalto NV (a)	22,729	970,271
Grontmij	6,389	148,253
Heijimans NV	2,304	46,462
Hunter Douglas NV	58	3,076
ICT Automatisering NV	1,424	9,862
Imtech NV	37,205	1,416,065
Innoconcepts	27,570	368
Kardan NV	9,158	54,564
KAS Bank NV	5,561	87,557
Kendrion NV	2,301	44,691
Koninklijke BAM Groep NV	108,510	668,625
Koninklijke Wessanen NV	13,393	53,075
Macintosh Retail Group NV (b)	3,758	91,849
Mediq NV	24,438	458,717
Nederland Apparatenfabriek	697	22,431
Nutreco Holdings NV	15,915	1,210,037
Ordina NV (b)	30,564	150,495
Pharming Group NV (a)	42,017	11,693
Punch Graphix NV	10,815	43,130
SBM Offshore NV	101,676	2,286,568
Sligro Food Group NV	9,470	294,183
SNS Reaal	8,759	37,515
Telegraaf Media Groep NV	7,365	147,670
Ten Cate NV	16,466	618,195
TKH Group NV	13,693	359,818
TomTom NV (a) (b)	59,637	631,664
Unit 4 Agresso NV	11,050	358,889
USG People NV	31,100	634,234
Wavin NV	5,773	88,172

		17,578,209

New Zealand—0.8%
Abano Healthcare Group, Ltd.	1,174	4,476
Air New Zealand, Ltd. (b)	152,224	177,651
Auckland International Airport, Ltd.	371,588	629,829
Cavalier Corp., Ltd.	7,259	17,343
Ebos Group, Ltd.	13,074	74,385
Fisher & Paykel Appliances Holdings, Ltd.	203,400	88,540
Fisher & Paykel Healthcare Corp., Ltd.	200,521	485,215
Freightways, Ltd.	67,366	166,151
Hallenstein Glasson Holdings, Ltd.	8,115	25,825
Infratil, Ltd. (b)	399,354	603,340
Mainfreight, Ltd. (b)	34,053	206,678
Methven, Ltd.	14,148	18,937
Michael Hill International, Ltd.	68,524	46,914
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	8,829
New Image Group, Ltd.	10,000	2,140
New Zealand Oil & Gas, Ltd. (a)	164,407	111,290

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—(Continued)
Nuplex Industries, Ltd. (b)	100,359	$275,581
NZX, Ltd.	28,380	34,889
Opus International Consultants, Ltd. (b)	4,000	6,162
PGG Wrightson, Ltd. (b)	155,850	66,714
Pike River Coal, Ltd. (a) (b)	82,575	2,571
Port of Tauranga, Ltd.	38,167	221,476
Pumpkin Patch, Ltd.	1,682	2,185
Pyne Gould Corp, Ltd. (a) (b)	269,826	79,766
Rakon, Ltd. (a)	61,576	58,445
Restaurant Brands New Zealand, Ltd.	29,341	60,303
Rubicon, Ltd. (a)	7,442	6,751
Ryman Healthcare, Ltd. (b)	140,150	250,825
Sanford, Ltd.	314	1,157
Sky City Entertainment, Ltd.	290,907	733,412
Sky Network Television, Ltd. (b)	103,256	417,764
The New Zealand Refining Co., Ltd.	27,114	91,678
The Warehouse Group, Ltd.	53,130	144,669
Tower, Ltd. (a)	90,869	147,868
TrustPower, Ltd.	4,374	25,033
Vector, Ltd.	155,871	278,685
Xero, Ltd.	16,739	39,062

		5,612,539

Norway—0.9%
ABG Sundal Collier Holdings ASA	57,040	84,154
Acta Holding ASA	26,000	10,361
Aker ASA	2,829	67,893
Aktiv Kapital ASA	4,917	37,593
Atea ASA (a)	33,800	340,638
Austevoll Seafood ASA	34,041	290,023
Blom ASA (a)	19,000	5,967
Bonheur ASA	532	16,257
BWG Homes ASA	22,434	82,221
Camillo Eitzen & Co.ASA	4,200	8,148
Cermaq ASA	30,576	472,476
Copeinca ASA (a)	12,800	123,209
Deep Sea Supply plc (a)	20,480	42,211
Det Norske Oljeselskap ASA (a)	22,416	103,899
DNO International ASA (b)	462,000	719,606
DOF ASA	19,430	165,159
Eitzen Chemical ASA (a)	123,576	38,744
Ekornes ASA	10,062	276,499
Electromagnetic GeoServices ASA (a)	26,682	55,020
Eltek ASA (a)	110,853	62,584
Farstad Shipping ASA	3,931	118,126
Ganger Rolf ASA	7,700	216,870
Grieg Seafood ASA (a)	7,998	25,655
Kongsberg Automotive ASA	160,288	133,211
Kongsberg Gruppen AS	598	13,713
Leroy Seafood Group ASA	5,195	177,159
Nordic Semiconductor ASA	54,432	231,561
Norse Energy Corp. ASA (a)	126,973	34,929
Norske Skogindustrier ASA (b)	87,500	208,189
Norwegian Air Shuttle AS (a) (b)	8,200	165,435
Norwegian Energy Co. AS (a)	82,985	262,342
Odfjell SE (Series A)	1,800	16,674
Opera Software ASA	18,000	89,660

Security Description	Shares	Value*

Norway—(Continued)
Panoro Energy ASA (a)	12,697	$18,321
Petrolia Drilling ASA (a)	218	39
PhotoCure ASA (a)	1,350	10,668
Pronova BioPharma AS (a)	45,283	72,539
Q-Free ASA (a)	8,500	25,255
Scana Industrier	51,722	62,711
Sevan Marine ASA (a) (b)	253,921	283,884
Solstad Offshore ASA	4,672	92,941
SpareBank 1 SMN	34,017	316,276
Tomra Systems ASA	45,000	300,570
Veidekke ASA	57,200	515,740
Wilh Wilhelmsen Holding ASA	2,137	63,404

		6,458,534

Portugal—0.4%
Altri SGPS S.A. (b)	32,303	147,170
Banco BPI S.A. (b)	108,735	201,882
Banif S.A. (b)	45,433	52,974
Impresa SGPS (a)	3,990	7,471
Inapa-Invest Particip Gesta	63,187	31,744
Mota Engil SGPS S.A.	30,466	71,224
Novabase SGPS S.A. (a)	7,827	30,409
Portucel Empresa Produtora de Pasta e Papel S.A.	118,253	360,799
REN– Redes Energeticas Nacionais S.A.	75,828	262,004
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	9,862
Semapa-Sociedade de Investimento e Gestao	28,354	314,764
Sonae Industria SGPS S.A. (a)	24,230	62,057
Sonae SGPS S.A. (b)	621,500	649,893
Sonaecom SGPS S.A. (a)	42,420	76,775
Teixeira Duarte S.A.	103,277	100,997
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (b)	85,005	386,322

		2,766,347

Singapore—1.3%
Abterra, Ltd. (a)	35,720	37,196
AFP Properties, Ltd.	795,000	287,983
Allgreen Properties, Ltd.	380,000	349,375
Armstrong Industrial Corp., Ltd.	88,000	29,481
Asiasons Capital, Ltd. (a)	71,000	10,514
ASL Marine Holdings, Ltd.	105,000	61,357
Ausgroup, Ltd.	56,000	19,195
Baker Technology, Ltd.	104,000	31,190
Ban Joo & Co., Ltd.	421,000	14,751
Banyan Tree Holdings, Ltd.	155,000	143,570
Bonvests Holdings, Ltd.	18,000	15,847
Boustead Singapore, Ltd.	60,000	51,419
Breadtalk Group, Ltd.	73,200	36,502
Broadway Industrial Group, Ltd.	35,000	29,301
Bukit Sembawang Estates, Ltd.	44,000	163,891
Cerebos Pacific, Ltd.	57,000	218,968
CH Offshore, Ltd.	70,000	27,132
China Aviation Oil Singapore Corp., Ltd.	91,000	109,030
China Energy, Ltd.	336,000	44,833

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
China Merchants Holdings Pacific, Ltd.	1,000	$577
Chip Eng Seng Corp., Ltd.	215,000	74,541
Chuan Hup Holdings, Ltd.	125,000	23,867
Creative Technology, Ltd.	28,450	89,959
CSC Holdings, Ltd.	175,000	22,444
CSE Global, Ltd. (a)	194,000	196,480
CWT, Ltd.	78,000	60,770
Delong Holdings, Ltd.	91,000	40,406
Etika International Holdings, Ltd.	29,000	10,265
Eu Yan Sang International, Ltd.	54,000	35,554
Ezion Holdings, Ltd. (b)	137,000	75,772
Ezra Holdings, Ltd. (b)	256,799	359,622
Falcon Energy Group, Ltd.	142,000	52,979
First Resources, Ltd. (b)	298,000	365,687
FJ Benjamin Holdings, Ltd.	83,000	27,480
Food Empire Holdings, Ltd.	43,000	17,083
Fragrance Group, Ltd.	131,000	38,783
Freight Links Express Holdings, Ltd.	144,000	8,413
Gallant Venture, Ltd. (a)	325,000	124,059
GK Goh Holdings, Ltd.	12,000	5,953
Goodpack, Ltd. (b)	117,000	186,881
GP Batteries International, Ltd.	21,000	27,654
GP Industries, Ltd.	49,000	21,748
Guocoland, Ltd.	148,000	297,512
Healthway Medical Corp., Ltd.	390,000	50,131
Hi-P International, Ltd.	132,000	104,889
Hiap Seng Engineering, Ltd.	25,500	12,678
Ho Bee Investment, Ltd.	161,000	203,200
Hong Fok Corp., Ltd.	127,000	61,835
Hong Leong Asia, Ltd.	50,000	121,721
Hotel Grand Central, Ltd.	1,000	665
Hotel Properties, Ltd.	100,000	217,091
HTL International Holdings, Ltd.	69,000	35,334
HupSteel, Ltd.	111,000	19,122
Hwa Hong Corp., Ltd.	46,000	19,981
Hyflux, Ltd. (b)	208,500	376,823
Informatics Education, Ltd.	74,000	7,781
InnoTek, Ltd.	41,000	18,526
Jaya Holdings, Ltd.	154,000	87,450
JES International Holdings, Ltd. (a)	285,000	78,815
Jiutian Chemical Group, Ltd.	213,000	14,172
K1 Ventures, Ltd. (a)	483,000	56,599
Keppel Telecommunications & Transportation, Ltd.	67,000	73,616
Kim Eng Holdings, Ltd.	148,000	282,514
KS Energy Services, Ltd.	72,000	60,590
LC Development, Ltd.	37,200	4,048
Lion Asiapac, Ltd.	92,000	17,916
Manhattan Resources, Ltd.	81,000	83,304
Memstar Technology, Ltd.	142,000	7,739
Mercator Lines Singapore, Ltd.	70,000	14,726
Metro Holdings, Ltd.	195,000	131,416
MFS Technology, Ltd.	35,000	4,635
Midas Holdings, Ltd. (b)	340,000	250,303
MobileOne, Ltd.	142,000	259,994
NSL, Ltd.	15,000	16,490
Oceanus Group, Ltd.	295,000	70,094
Orchard Parade Holdings, Ltd.	108,000	138,824

Security Description	Shares	Value*

Singapore—(Continued)
OSIM International, Ltd. (a) (b)	134,000	$171,194
Otto Marine, Ltd.	448,000	122,146
Pan Pacific Hotels Group, Ltd.	84,000	106,028
Pan-United Corp., Ltd.	68,000	28,627
Petra Foods, Ltd.	90,000	117,802
PSC Corp., Ltd.	19,000	3,924
QAF, Ltd.	87,000	43,384
Raffles Education Corp., Ltd. (b)	693,437	137,775
Raffles Medical Group, Ltd.	83,000	154,549
Riverstone Holdings, Ltd.	20,000	7,948
Rotary Engineering, Ltd.	66,000	52,560
Roxy-Pacific Holdings, Ltd.	106,000	38,647
SBS Transit, Ltd.	11,500	18,458
SC Global Developments, Ltd.	116,000	150,027
Sim Lian Group, Ltd.	37,500	14,404
Singapore Post, Ltd.	82,544	75,895
Singapore Reinsurance Corp., Ltd.	1,000	218
Sinomem Technology, Ltd.	85,000	33,112
Sinostar PEC Holdings, Ltd. (a)	43,000	6,748
Sinotel Technologies, Ltd. (a)	128,000	35,400
Spice I2I, Ltd.	522,000	50,824
Stamford Land Corp., Ltd.	175,000	87,263
Sunningdale Tech, Ltd.	157,000	23,848
SunVic Chemical Holdings, Ltd.	111,000	53,609
Super Coffeemix Manufacturing, Ltd.	151,000	165,855
Swiber Holdings, Ltd. (a) (b)	114,000	89,696
Swissco Holdings, Ltd. (a)	46,000	13,799
Tat Hong Holdings, Ltd. (b)	124,000	92,749
Thakral Corp., Ltd.	197,000	5,376
Tiong Woon Corp. Holding, Ltd.	37,000	11,819
Transcu Group, Ltd.	388,000	24,185
Tuan Sing Holdings, Ltd.	231,657	65,868
UMS Holdings, Ltd.	109,000	42,454
United Engineers, Ltd.	99,000	209,785
United Envirotech, Ltd.	94,000	31,853
United Overseas Insurance, Ltd.	4,000	10,816
UOB-Kay Hian Holdings, Ltd.	131,000	180,481
WBL Corp, Ltd.	2,000	6,733
Wee Hur Holdings, Ltd.	48,000	18,510
Wheelock Properties S, Ltd.	40,000	60,773
Wing Tai Holdings, Ltd.	284,000	373,930
Yongnam Holdings, Ltd.	289,000	66,246

		9,754,364

Spain—1.9%
Abengoa S.A. (b)	18,306	450,538
Almirall S.A. (a)	35,719	326,508
Amper S.A. (b)	9,934	38,592
Antena 3 de Television S.A.	42,346	394,550
Azkoyen S.A. (a) (b)	1,608	4,427
Banco de Sabadell S.A. (b)	15,562	61,519
Banco de Valencia S.A. (b)	35,741	157,124
Banco Pastor S.A. (b)	57,319	287,523
Bankinter S.A. (b)	142,194	791,362
Baron de Ley (a)	1,446	87,308
Bolsas y Mercados Espanoles (b)	31,742	758,295
Caja de Ahorros del Mediterraneo	15,487	144,969

*See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—(Continued)
Campofrio Alimentacion S.A. (b)	11,649	$115,736
Cementos Portland Valderrivas S.A. (b)	6,989	113,723
Cie Automotive S.A. (a)	5,273	33,843
Codere S.A. (a)	4,587	53,173
Construcciones y Auxiliar de Ferrocarriles S.A.	1,063	555,318
Corp. Dermoestetica (a)	5,190	8,927
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	1,338	15,776
Duro Felguera S.A. (b)	44,667	319,125
Ebro Puleva S.A.	40,699	863,269
Elecnor S.A.	1,881	25,172
Ercros S.A. (a)	44,217	42,307
Faes Farma S.A. (Continuous Shares) (b)	59,036	215,382
Fersa Energias Renovables S.A.	1,518	2,454
Fomento de Construcciones y Contratas S.A. (b)	4,067	107,171
General de Alquiler de Maquinaria S.A. (Rights Issue) (a) (b)	3,636	7,366
Gestevision Telecinco S.A.	70,732	779,850
Grifols S.A. (b)	73,568	1,005,809
Grupo Catalana Occidente S.A.	29,746	518,288
Grupo Empresarial Ence S.A. (Received from Rights Redemption)	60,563	193,159
Grupo Ezentis S.A. (a) (b)	61,530	37,613
Indra Sistemas S.A. (b)	56,786	972,781
La Seda de Barcelona S.A.	1,901,904	160,574
Laboratorios Farmaceuticos Rovi S.A.	2,329	14,964
Miquel y Costas & Miquel S.A.	3,963	119,488
Natra S.A.	7,533	20,875
Natraceutical S.A. (a)	73,246	32,968
NH Hoteles S.A. (b)	53,239	242,254
Obrascon Huarte Lain S.A. (b)	22,034	669,674
Papeles y Cartones de Europa S.A. (b)	16,521	77,521
Papeles y Cartones de Europa S.A. (Received from Rights Redemption)	1,376	525
Pescanova S.A. (b)	4,300	141,686
Prim S.A. (b)	3,013	21,113
Promotora de Informaciones S.A.	25,461	52,378
Prosegur Cia de Seguridad S.A.	8,913	502,811
Quabit Inmobiliaria S.A.	4,496	530
Realia Business S.A.	74,911	156,467
Renta Corp. Real Estate S.A.	1,182	1,962
Reyal Urbis S.A. (a)	5,483	6,935
Service Point Solutions S.A.	29,641	16,685
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a) (b)	34,412	52,371
Sol Melia S.A. (b)	39,954	371,903
Solaria Energia y Medio Ambiente S.A. (a)	3,608	7,007
SOS Cuetara S.A. (b)	18,257	25,425
Tecnicas Reunidas S.A.	12,508	798,152
Telecomunicaciones y Energia (a)	13,592	42,120
Tubacex S.A. (b)	43,700	145,301
Tubos Reunidos S.A. (b)	52,975	129,856
Unipapel S.A.	558	7,639
Vidrala S.A. (b)	9,135	261,898
Viscofan S.A.	15,913	605,311
Vocento S.A.	5,362	25,059
Vueling Airlines S.A. (b)	2,075	27,061
Zeltia S.A. (b)	56,742	210,241

		14,437,711

Security Description	Shares	Value*

Sweden—2.7%
AarhusKarlshamn AB	12,245	$343,248
Acando AB	35,170	65,587
Active Biotech AB (a)	18,626	467,939
AddTech AB	5,772	168,648
AF AB	19,236	398,250
Avanza Bank Holding AB	6,422	223,472
Axfood AB	11,044	412,898
Axis Communications AB (b)	20,453	372,747
B&B Tools AB	9,673	162,130
BE Group AB	10,981	74,009
Beijer AB G&L	2,929	121,990
Beijer Alma AB	9,174	218,968
Betsson AB (a)	8,389	145,939
Bilia AB	5,811	111,889
Billerud AB	52,200	452,218
BioGaia AB (a)	5,910	84,340
Biolnvent International AB (a)	11,992	53,036
Biotage AB (a)	9,068	9,031
Bjoern Borg AB	2,916	26,666
Bure Equity AB	32,319	157,640
Cardo AB	7,973	496,201
Clas Ohlson AB (b)	13,070	213,837
Concordia Maritime AB	1,978	6,027
Connecta AB	901	11,091
CyberCom Group Europe AB (a)	726	2,578
Diamyd Medical AB (a) (b)	5,659	112,396
Duni AB	11,273	122,374
East Capital Explorer AB (a)	7,088	89,326
Elekta AB	35,695	1,373,554
Enea AB (a)	3,097	21,347
Eniro AB (b)	40,128	3,282
Eniro AB (Received from Rights Redemption) (a) (b)	1,203,840	98,436
Fagerhult AB	1,178	28,268
Gunnebo AB	15,128	119,223
Hakon Invest AB	23,102	404,047
Haldex AB	18,244	285,609
Hexpol AB	6,387	145,819
HIQ International AB	18,611	105,915
HMS Networks AB	709	11,394
Hoganas AB	11,748	459,578
Holmen AB (Series B)	21,237	699,456
HQ AB (b)	200	108
Industrial & Financial Systems	11,624	185,459
Indutrade AB	5,365	185,099
Intrum Justitia AB	32,250	496,425
JM AB	35,928	842,039
KappAhl Holding AB (b)	25,400	171,837
Karo Bio AB (a)	21,346	6,256
KNOW IT AB	3,311	36,175
Lindab International AB	25,745	337,771
Loomis AB	24,208	364,884
Lundin Petroleum AB (a)	94,831	1,192,604
Meda AB (b)	69,366	528,073
Medivir AB (a)	5,870	121,834
Mekonomen AB	6,772	224,574
Micronic Laser Systems AB (a)	19,690	52,373
NCC AB	35,889	789,053

*See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Net Entertainment NE AB	6,150	$64,026
Net Insight AB (a)	90,019	45,893
New Wave Group AB	14,353	86,236
Nibe Industrier AB	33,200	507,125
Niscayah Group AB	89,159	182,953
Nobia AB (b)	60,813	544,924
Nolato AB	7,298	90,085
Nordnet AB	17,111	59,267
ORC Software AB (b)	6,597	125,317
Orexo AB (a)	4,400	26,783
PA Resources AB (a)	59,667	66,575
Peab AB	75,644	644,170
Proffice AB (a)	32,500	172,443
Q-Med AB	29,800	341,167
RaySearch Laboratories AB	612	3,458
Rederi AB Transatlantic	6,507	29,410
Rezidor Hotel Group AB	48,455	294,669
rnb Retail and Brands AB	29,440	31,959
Saab AB	12,692	232,164
SAS AB (a) (b)	84,000	281,176
Seco Tools	3,704	66,122
SkiStar AB	8,016	155,240
Studsvik AB	3,095	33,675
Sweco AB	15,485	134,093
Swedish Orphan Biovitrum AB (a)	48,393	290,818
Systemair AB	3,568	52,927
TradeDoubler AB	2,671	19,662
Trelleborg AB	78,481	837,060
Vitrolife AB	5,414	30,416

		19,864,780

Switzerland—5.8%
Acino Holding AG	1,088	104,262
Advanced Digital Broadcast Holdings S.A. (a)	1,435	46,996
Affichage Holding Genf	238	35,645
AFG Arbonia-Forster Holding	6,216	192,973
Allreal Holding AG	4,757	693,571
Aryzta AG	39,078	1,806,741
Ascom Holding AG	9,214	145,029
Bachem Holding AG	1,553	93,073
Bank Coop AG	1,301	94,697
Bank Sarasin & Cie AG	17,000	775,279
Banque Cantonale de Geneve	98	22,553
Banque Cantonale Vaudoise	2,267	1,191,380
Banque Privee Edmond de Rothschild S.A.	3	86,728
Barry Callebaut AG	625	519,702
Basilea Pharmaceutica, Ltd. (a)	3,755	260,760
Belimo Holding AG	186	337,076
Bell Holding AG	30	56,704
Bellevue Group AG	2,584	89,274
Berner Kantonalbank AG	1,622	420,113
BKW FMB Energie AG	3,967	300,508
Bobst Group AG	4,818	222,642
Bossard Holding AG	820	96,150
Bucher Industries AG	2,634	492,660
Burckhardt Compression Holding AG	960	265,986
Centralschweizerische Kraftwerke AG	183	64,190

Security Description	Shares	Value*

Switzerland—(Continued)
Cham Paper Holding AG	71	$16,563
Charles Voegele Holding AG	4,263	245,094
Cicor Technologies (a)	298	12,812
Clariant AG	138,541	2,810,861
Coltene Holding AG	837	51,001
Compagnie Financiere Tradition S.A.	637	80,992
Conzzeta AG	29	59,242
Cytos Biotechnology AG (a)	2,344	31,421
Daetwyler Holding AG	2,661	220,755
Dufry AG	7,054	949,943
Edipresse S.A.	41	16,238
EFG International AG	23,287	319,200
Elektrizitaets-Gesellschaft Laufenburg AG	98	70,932
Emmi AG	1,015	228,118
EMS-Chemie Holding AG	3,972	704,968
Energiedienst Holding AG	2,585	135,547
Flughafen Zuerich AG	1,649	673,802
Forbo Holding AG	1,281	809,179
Galenica AG (b)	2,405	1,454,937
GAM Holding, Ltd.	96,497	1,595,522
Gategroup Holding AG (a)	3,387	185,433
Georg Fischer AG (a)	2,368	1,336,260
Gurit Holding AG	212	130,017
Helvetia Holding AG	2,531	974,307
Huber & Suhner AG	400	27,735
Implenia AG (a)	3,594	123,503
Interroll Holding AG	152	59,864
Kaba Holding AG	923	396,250
Kardex AG	1,981	64,365
Komax Holding AG	1,455	158,810
Kudelski S.A.	21,922	469,380
Kuoni Reisen Holding AG	473	230,037
LEM Holding S.A.	133	81,549
LifeWatch AG (a)	4,907	41,979
Logitech International S.A. (a) (b)	70,428	1,342,447
Lonza Group AG	18,644	1,496,815
Luzerner Kantonalbank AG	1,071	356,560
Metall Zug AG	40	151,388
Meyer Burger Technology AG (a) (b)	14,182	442,702
Micronas Semiconductor Holding AG	14,106	166,222
Mikron Holding AG (a)	474	3,477
Mobilezone Holding AG	3,808	42,878
Mobimo Holding AG (a)	2,124	454,057
Nobel Biocare Holding AG	57,298	1,090,726
OC Oerlikon Corp. AG (a) (b)	101,100	530,570
Orascom Development Holding AG (a)	655	39,222
Orell Fuessli Holding AG	254	38,594
Panalpina Welttransport Holding AG	5,392	694,864
Partners Group Holding AG	7,419	1,409,147
Petroplus Holdings AG	27,916	373,379
Phoenix Mecano AG	236	166,730
Precious Woods Holding AG (a)	752	18,064
PubliGroupe AG	589	68,707
Rieter Holding AG	858	311,476
Romande Energie Holding S.A.	95	155,216
Schaffner Holding AG	238	75,700
Schmolz & Bickenback AG	9,161	93,015

*See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Schulthess Group	4,176	$176,346
Schweiter Technologies AG	232	186,301
Schweizerische National-Versicherungs-Gesellschaft	5,121	180,573
Siegfried Holding AG	826	80,079
Sika AG	483	1,060,864
St. Galler Kantonalbank	992	499,081
Straumann Holding AG	2,039	466,689
Sulzer AG	9,373	1,428,856
Swiss Life Holding AG (a)	11,294	1,634,155
Swisslog Holding AG (a)	159,223	144,747
Swissquote Group Holding S.A.	6,490	372,461
Tamedia AG	301	39,952
Tecan Group AG	3,856	321,294
Temenos Group AG (a)	30,376	1,265,976
Tornos S.A.	1,028	14,271
U-Blox AG (a)	175	9,428
Valiant Holding (b)	5,200	729,430
Valora Holding AG	1,332	465,123
Vaudoise Assurances Holding S.A.	107	28,221
Verwaltungs- und Privat-Bank AG	2,343	288,092
Vetropack Holding AG	21	39,908
Von Roll Holding AG (b)	18,881	99,005
Vontobel Holding AG	10,873	414,429
VZ Holding AG	171	21,959
Walliser Kantonalbank	96	70,576
Walter Meier AG	175	35,878
Winterthur Technologie AG	1,476	98,216
Ypsomed Holding AG (a)	948	57,741
Zehnder Group AG	102	247,834
Zuger Kantonalbank AG	1	5,340

		43,186,089

United Kingdom—15.9%
A.G. BARR plc	1,984	33,839
Aberdeen Asset Management plc	274,233	868,454
Aegis Group plc	326,337	715,695
Afren plc (a)	402,981	928,616
Aga Rangemaster Group plc	10,039	15,858
Air Berlin plc (a)	12,317	61,190
Air Partner plc	992	6,890
Alterian plc (a)	16,484	53,991
Amlin plc	39,117	249,661
Anglo Pacific Group plc	27,305	153,441
Anglo-Eastern Plantations plc	1,569	17,817
Anite plc	88,686	83,866
Antisoma plc (a)	417,909	41,840
Arena Leisure plc	56,506	23,349
Ashmore Group plc	69,220	362,052
Ashtead Group plc	227,409	613,360
Atkins WS plc	76,087	831,447
Aveva Group plc	36,046	908,261
Axis-Shield plc (a)	9,780	41,210
Babcock International Group plc	160,184	1,427,433
Balfour Beatty plc	226,082	1,103,725
Barratt Developments plc (a)	300,081	415,441
BBA Avation plc	116,045	401,445

Security Description	Shares	Value*

United Kingdom—(Continued)
Bellway plc	46,935	$490,783
Berkeley Group Holdings plc	70,062	973,379
Bioquell plc (a)	5,000	9,347
Bloomsbury Publishing plc	30,485	58,700
Bodycote plc	80,170	351,381
Booker Group plc	92,879	87,322
Bovis Homes Group plc	70,924	458,378
Braemar Shipping Services plc	1,225	10,167
Brammer plc	21,882	85,343
Brewin Dolphin Holdings plc	32,352	80,246
British Polythene Industries	5,253	19,747
Britvic plc	111,783	824,972
BTG plc (a)	83,018	299,697
Cable & Wireless Communications plc	976,637	738,935
Capital & Regional plc (a)	31,520	15,838
Carillion plc	238,276	1,430,192
Carpetright plc (b)	22,006	274,418
Centaur Media plc	92,526	94,965
Charles Stanley Group plc	548	2,479
Charles Taylor Consulting plc	428	1,111
Chaucer Holdings plc	111,340	90,746
Chemring Group plc	19,679	891,622
Chesnara plc	20,540	75,543
Chime Communications plc	5,594	19,639
Cineworld Group plc	22,650	76,753
Clarkson plc	265	4,676
Close Brothers Group plc	98,159	1,304,393
Cobham plc	192,575	611,688
Collins Stewart plc	55,055	67,216
Computacenter plc	42,354	256,611
Consort Medical plc	18,608	141,535
Cookson Group plc	113,443	1,165,346
Corin Group plc	16,154	13,102
Costain Group plc (b)	6,361	21,033
Cranswick plc	1,476	19,808
Croda International	78,047	1,968,630
CSR plc (a)	92,553	514,148
Daily Mail & General Trust (b)	156,527	1,402,392
Dairy Crest Group plc	49,843	329,454
Davis Service Group plc	62,205	423,904
De La Rue plc	29,989	383,452
Debenhams plc	624,970	690,836
Dechra Pharmaceuticals plc	17,011	132,735
Development Securities plc	27,955	98,046
Devro plc	51,034	201,493
Dialight plc	1,615	12,889
Dialog Semiconductor plc (a)	18,631	424,596
Dignity plc	29,698	333,564
Diploma plc	37,850	164,011
Dixons Retail plc (a)	1,538,613	550,650
Domino Printing Sciences	70,471	715,249
Domino’s Pizza UK & IRL plc	16,112	138,675
Drax Group plc	148,327	852,663
DS Smith plc	107,368	338,933
DTZ Holdings plc (a)	6,724	4,660
Dunelm Group plc	11,505	91,687
E2V Technologies plc	29,997	42,555

*See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
eaga plc	33,875	$37,156
easyJet plc (a)	101,939	700,095
Electrocomponents plc	163,276	677,028
Elementis plc	132,351	295,315
EnQuest plc (a) (b)	94,642	206,138
EnQuest plc (SEK) (a)	86,759	190,378
Enterprise Inns plc	222,399	410,253
Euromoney Institutional Investor plc	15,397	166,297
Evolution Group plc	143,415	155,796
F&C Asset Management plc	151,076	198,058
Fenner plc	53,179	296,879
Ferrexpo plc	57,808	375,713
Fiberweb plc	15,814	23,132
Fidessa Group plc	14,827	358,809
Filtrona plc	129,023	488,987
Findel plc (a)	40,014	9,034
FirstGroup plc	188,687	1,173,033
Forth Ports plc	22,910	480,870
Fortune Oil plc (a)	132,379	24,843
Galliford Try plc	25,648	119,445
Game Group plc	141,990	155,270
Gem Diamonds, Ltd.	41,706	164,195
Genus plc	36,981	494,995
GKN plc	586,241	2,030,356
Go-Ahead Group plc	15,320	315,763
Greene King plc	96,622	722,776
Greggs plc	51,680	374,979
Halfords Group plc	44,587	318,101
Halma plc	198,998	1,115,244
Hampson Industries plc	35,385	17,248
Hansard Global plc	5,368	13,962
Hardy Oil & Gas plc	5,384	18,079
Hardy Underwriting Bermuda, Ltd.	7,031	30,801
Hargreaves Lansdown plc	121,563	1,111,368
Hays plc	644,027	1,296,369
Headlam Group plc	56,842	278,027
Helical Bar plc	37,822	168,279
Helphire plc	75,037	14,914
Heritage Oil plc (a)	74,090	519,077
Hikma Pharmaceuticals plc	82,141	1,040,450
Hill & Smith Holdings plc	16,352	70,806
HMV Group plc (b)	209,159	104,411
Hochschild Mining plc	55,644	555,904
Hogg Robinson Group plc	59,231	36,255
Holidaybreak plc	10,721	57,309
Home Retail Group plc	245,157	721,604
Homeserve plc	170,640	1,180,887
Hornby plc	1,884	4,112
Howden Joinery Group plc (a)	345,962	552,190
Hunting plc	45,090	514,367
Huntsworth plc	10,759	11,866
Hyder Consulting plc	15,837	93,731
IG Group Holdings plc	146,431	1,165,358
Imagination Technologies Group plc (a)	23,377	131,731
IMI plc	126,392	1,864,636
Inchcape plc (a)	167,886	934,617
Intermediate Capital Group plc	56,516	293,751

Security Description	Shares	Value*

United Kingdom—(Continued)
International Personal Finance plc	167,310	$1,003,054
Interserve plc	78,421	282,584
IP Group plc (a)	67,003	31,831
ITE Group plc	70,279	276,657
ITV plc	289,312	316,400
James Fisher & Sons plc (b)	6,672	52,556
Jardine Lloyd Thompson Group plc	95,216	934,996
Jazztel plc (a) (b)	89,761	426,989
JD Sports Fashion plc	3,444	47,025
JD Wetherspoon plc	16,569	116,375
JJB Sports plc (b)	143,745	10,960
JKX Oil & Gas plc	42,658	209,667
John Menzies plc	6,010	44,322
John Wood Group plc	157,142	1,371,347
Johnston Press plc	182,050	34,119
Kcom Group plc	394,746	360,177
Keller Group plc	22,966	225,743
Kesa Electricals plc	96,805	240,695
Kier Group plc	3,572	76,427
Kofax plc	11,070	51,402
Ladbrokes plc	533,684	1,022,073
Laird plc	111,960	303,053
Lamprell plc (b)	34,166	171,363
Latchways plc	918	15,152
Lavendon Group plc	33,099	59,798
Logica plc	784,009	1,603,906
London Stock Exchange Group plc	62,061	811,959
Lookers plc	28,011	27,053
Marshalls plc	39,239	64,114
Marston’s plc	216,175	386,224
Mcbride plc	112,043	328,528
Mears Group plc	24,287	114,810
Mecom Group plc (a)	15,405	47,445
Meggitt plc	510,670	2,947,892
Melrose plc	165,775	804,317
Melrose Resources plc	23,085	85,573
Michael Page International plc	131,245	1,136,817
Micro Focus International plc	69,300	419,936
Millennium & Copthorne Hotels plc	86,540	797,847
Misys plc	249,461	1,335,481
Mitchells & Butlers plc	110,356	602,668
Mitie Group	176,827	646,365
Mondi plc	190,054	1,524,219
Moneysupermarket.com Group plc	61,926	75,421
Morgan Crucible Co.	169,517	644,321
Morgan Sindall plc	10,837	119,237
Mothercare plc (b)	53,760	514,426
Mouchel Group plc	32,678	54,518
N. Brown Group plc	42,419	197,428
National Express Group plc	318,383	1,247,718
NCC Group plc	6,751	58,194
Northern Foods plc (b)	336,015	328,760
Northgate plc	30,949	136,140
Northumbrian Water Group plc	237,731	1,228,213
Novae Group plc	13,679	76,914
Novae Group plc (Class B) (c)	13,769	9,664
Optos plc (a)	15,883	43,436

*See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Oxford Instruments plc	10,252	$112,304
Pace plc	91,179	259,972
PayPoint plc	16,746	93,027
Pendragon plc (a)	137,240	43,914
Pennon Group plc	128,831	1,286,905
Persimmon plc	199,016	1,292,962
Petropavlovsk plc	53,086	948,751
Phoenix IT Group, Ltd.	18,534	77,159
Premier Farnell plc	194,041	868,654
Premier Foods plc	569,669	171,457
Premier Oil plc	49,290	1,499,831
Prostrakan Group plc (a)	21,679	34,992
Provident Financial plc (b)	72,330	986,662
Psion plc	46,835	69,357
Punch Taverns plc	291,265	341,427
PV Crystalox Solar plc (a)	147,211	119,342
PZ Cussons plc	133,219	832,314
QinetiQ plc	241,681	490,465
Quintain Estates & Development plc (a)	115,983	76,058
Rank Group plc	246,122	485,643
Rathbone Brothers	24,973	426,205
REA Holdings plc	1,120	13,650
Redrow plc	99,696	211,009
Renishaw plc	21,312	409,152
Renovo Group plc	13,825	15,147
Rentokil Initial plc	136,172	205,840
Restaurant Group plc	107,334	460,588
Rightmove plc	51,550	626,689
RM plc	49,467	132,227
Robert Walters plc	12,793	64,932
Robert Wiseman Dairies plc (b)	9,881	52,777
ROK plc (c)	91,430	26,382
Rotork plc	46,393	1,323,942
RPC Group plc	2,665	13,097
RPS Group plc	77,703	279,325
Salamander Energy plc (a)	64,450	271,196
Savills plc	45,640	275,054
SDL plc (a)	26,406	267,854
Senior plc (b)	111,334	261,881
Severfield-Rowen plc	18,156	87,162
Shanks Group plc	170,103	334,031
SIG plc	248,887	500,374
Smiths News plc	30,398	56,127
Soco International plc (a)	60,189	347,516
Spectris plc	75,025	1,535,095
Speedy Hire plc	97,370	42,924
Spirax-Sarco Engineering plc	42,679	1,288,686
Spirent Communications plc	237,554	547,365
Sportech plc (a)	6,604	3,938
Sports Direct International plc	40,811	102,078
ST Modwen Properties plc	61,359	158,096
St. James’s Place plc	87,109	361,309
Stagecoach Group plc	250,166	828,446
Sthree plc	36,383	208,196
Synergy Health plc	21,163	289,787
T. Clarke plc	1,419	2,569
TalkTalk Telecom Group plc (a)	169,209	422,629

Security Description	Shares	Value*

United Kingdom—(Continued)
Tate & Lyle plc	165,688	$1,337,748
Taylor Wimpey plc (a)	929,000	457,014
Ted Baker plc	2,338	23,404
Telecity Group plc (a)	32,462	238,366
Telecom Plus plc	6,811	48,322
The Vitec Group plc	7,072	64,505
The Weir Group plc	65,640	1,822,742
Thomas Cook Group plc	260,640	772,200
Thorntons plc	42,472	64,942
Topps Tiles plc	106,295	137,339
Travis Perkins plc	95,633	1,579,902
Tribal Group plc	14,405	10,510
Trinity Mirror plc	121,414	131,453
TT electronics plc	52,537	141,051
Tullett Prebon plc	112,046	669,100
UK Coal plc (a)	60,465	38,239
UK Mail Group plc	1,868	9,583
Ultra Electronics Holdings plc	2,928	77,506
Umeco plc	10,840	75,268
United Business Media, Ltd.	130,376	1,404,086
UTV Media plc	54,341	115,891
Vectura Group plc (a)	127,904	139,650
Victrex plc	43,917	1,016,089
Vislink plc	79,800	30,808
Wellstream Holdings plc	13,778	169,905
WH Smith plc	85,603	650,741
William Hill plc	427,789	1,139,865
Wincanton plc	67,693	183,746
Wolfson Microelectronics plc (a) (b)	84,440	383,119
WSP Group plc	20,199	111,852
Xaar plc	14,631	54,659
Xchanging plc	127,657	250,119
Yell Group plc (a) (b)	793,906	179,725
Yule Catto & Co. plc (b)	46,758	146,574

		117,447,064

United States—0.0%
Swisher Hygiene, Inc. (a)	13,255	63,030

Total Common Stock (Identified Cost $519,398,101)		736,814,636

Preferred Stock—0.0%

Spain—0.0%
SOS Corp. Alimentaria S.A. (b)	37,653	52,446

Total Preferred Stock (Identified Cost $105,629)		52,446

Rights—0.0%

Bermuda—0.0%
Champion Technology Holdings, Ltd (HKD) (a)	720,082	2,687

Hong Kong—0.0%
Goldin Properties Holdings, Ltd. (a)	190,666	3,679

*See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Rights—(Continued)

Security Description	Shares	Value*

Israel—0.0%
Naptha Israel Petroleum Corp., Ltd. (a)	1	$1

United Kingdom—0.0%
Yule Catto & Co. plc (a)	62,343	85,811

Total Rights (Identified Cost $25,013)		92,178

Warrants—0.0%

Australia—0.0%
Ivanhoe Australia, Ltd. (a)	2,939	1,226

France—0.0%
Etablissements Maurel et Prom (a)	36,660	8,494

Hong Kong—0.0%
Cheuk Nang Holdings, Ltd. (a)	3,251	293

Singapore—0.0%
AFP Properties, Ltd. (a)	279,000	71,745
Transcu Group, Ltd. (a)	97,000	3,023

		74,768

Spain—0.0%
Promotora de Informaciones S.A. (a)	25,165	10,111

Total Warrants (Identified Cost $53,569)		94,892

Convertible Bonds & Notes—0.0%
Security Description	Par Amount	Value*

Spain—0.0%
Banco de Sabadell S.A.	$29,714	27,459

Total Convertible Bonds & Notes (Identified Cost $64,410)		27,459

Short Term Investments—12.8%
Security Description	Shares/Par Amount	Value*

United States—12.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $2,055,002 on 01/03/11, collateralized by $1,690,000 Federal Home Loan Mortgage Corp. due 07/15/32 with a value of $2,101,938.	2,055,000	2,055,000
State Street Navigator Securities Lending Prime Portfolio (d)	92,219,247	92,219,247

Total Short Term Investments (Identified Cost $94,274,247)		94,274,247

Total Investments—112.3% (Identified Cost $613,920,969) (e)		831,355,858
Liabilities in excess of other assets		(90,729,504)

Net Assets—100.0%		$740,626,354

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $88,927,571 and the collateral received consisted of cash in the amount of $92,219,247 and non-cash collateral with a value of $1,314,161. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $624,100,589. The aggregate unrealized appreciation and depreciation of investments was $242,267,716 and $(35,012,447), respectively, resulting in net unrealized appreciation of $207,255,269 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	U.S. Dollar

Ten Largest Industries as of December 31, 2010 (Unaudited)	% of Net Assets
Metals & Mining	7.9
Machinery	5.9
Oil, Gas & Consumable Fuels	4.5
Commercial Banks	4.1
Chemicals	4.1
Construction & Engineering	3.9
Media	3.6
Food Products	3.4
Hotels, Restaurants & Leisure	3.1
Capital Markets	3.0

*See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$1,189,959	$62,665,833	$—	$63,855,792
Austria	—	7,176,908	—	7,176,908
Belgium	486,889	9,058,852	—	9,545,741
Bermuda	288,360	15,640,437	134,864	16,063,661
Canada	94,499,918	834,156	—	95,334,074
Cayman Islands	117,029	5,016,154	—	5,133,183
Channel Islands	—	4,948	—	4,948
Cyprus	—	1,623,843	—	1,623,843
Denmark	111,070	7,722,671	—	7,833,741
Finland	—	17,414,853	—	17,414,853
France	—	29,226,335	—	29,226,335
Gabon	—	13,238	—	13,238
Germany	—	36,441,389	—	36,441,389
Gibraltar	—	208,160	—	208,160
Greece	167,236	6,061,142	—	6,228,378
Hong Kong	45,115	6,245,430	140,266	6,430,811
Ireland	—	7,613,825	—	7,613,825
Israel	58,709	7,976,468	—	8,035,177
Italy	20,662	22,229,558	—	22,250,220
Japan	—	154,321,946	—	154,321,946
Jersey	—	4,389,081	—	4,389,081
Liechtenstein	—	30,107	—	30,107
Luxembourg	18,758	451,800	—	470,558
Netherlands	—	17,578,209	—	17,578,209
New Zealand	13,540	5,598,999	—	5,612,539
Norway	—	6,458,534	—	6,458,534
Portugal	—	2,766,347	—	2,766,347
Singapore	10,816	9,743,548	—	9,754,364
Spain	525	14,437,186	—	14,437,711
Sweden	98,436	19,766,344	—	19,864,780
Switzerland	16,238	43,169,851	—	43,186,089
United Kingdom	76,914	117,334,104	36,046	117,447,064
United States	63,030	—	—	63,030
Total Common Stock	97,283,204	639,220,256	311,176	736,814,636
Total Rights*	92,178	—	—	92,178
Total Warrants*	94,892	—	—	94,892
Total Preferred Stock*	52,446	—	—	52,446
Total Convertible Bonds & Notes*	—	27,459	—	27,459
Total Short Term Investments*	92,219,247	2,055,000	—	94,274,247
Total Investments	$189,741,967	$641,302,715	$311,176	$831,355,858

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2009	$16,939
Transfers In (Out) of Level 3	129,802
Accrued discounts/premiums	0
Realized Gain (Loss)	(61,263)
Change in unrealized appreciation (depreciation)	19,765
Purchases (Sales)	205,933
Balance as of December 31, 2010	$311,176

The change in unrealized appreciation (depreciation) for investments held at December 31, 2010 was $(31,074) and is included in net change in unrealized appreciation on investments in the Statement of Operations.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$831,355,858
Cash		259
Cash denominated in foreign currencies (c)		2,956,715
Receivable for:
Securities sold		755,188
Fund shares sold		331,525
Accrued interest and dividends		884,246
Foreign taxes		136,916

Total Assets		836,420,707
Liabilities
Payable for:
Securities purchased	$2,838,954
Fund shares redeemed	16,222
Foreign taxes	87,088
Collateral for securities loaned	92,219,247
Accrued expenses:
Management fees	485,585
Distribution and service fees	8,656
Deferred directors’ fees	17,118
Other expenses	121,483

Total Liabilities		95,794,353

Net Assets		$740,626,354

Net assets consists of:
Paid in surplus		$490,029,718
Undistributed net investment income		6,003,592
Accumulated net realized gains		27,089,361
Unrealized appreciation on investments and foreign currency transactions		217,503,683

Net Assets		$740,626,354

Net Assets
Class A		$697,005,699
Class B		43,620,655
Capital Shares (Authorized) Outstanding
Class A (65,000,000)		41,782,400
Class B (7,500,000)		2,623,881
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.68
Class B		16.62

(a)	Identified cost of investments was $613,920,969.
(b)	Includes securities on loan with a value of $88,927,571.
(c)	Identified cost of cash denominated in foreign currencies was $2,908,320.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$12,952,621
Interest (b)		778,778

		13,731,399
Expenses
Management fees	$4,664,199
Deferred expense reimbursement	60,648
Distribution and service fees—Class B	72,865
Directors’ fees and expenses	48,653
Custodian and accounting	979,227
Audit and tax services	38,712
Legal	10,334
Shareholder reporting	23,757
Insurance	9,020
Miscellaneous	10,712

Total expenses		5,918,127

Net Investment Income		7,813,272

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	31,407,895
Futures contracts	(2,564,050)
Foreign currency transactions	90,596	28,934,441

Net change in unrealized appreciation on:
Investments	91,559,782
Foreign currency transactions	58,829	91,618,611

Net realized and unrealized gain		120,553,052

Net Increase in Net Assets From Operations		128,366,324

(a)	Net of foreign taxes of $1,035,773.
(b)	Includes net income on securities loaned of $775,083.

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,813,272	$6,693,941
Net realized gain	28,934,441	30,453,999
Net change in unrealized appreciation	91,618,611	115,509,884

Increase in net assets from operations	128,366,324	152,657,824

From Distributions to Shareholders
Net investment income
Class A	(7,986,595)	0
Class B	(376,630)	0

	(8,363,225)	0

Net realized capital gain
Class A	(26,320,195)	0
Class B	(1,432,601)	0

	(27,752,796)	0

Total distributions	(36,116,021)	0

Increase (decrease) in net assets from capital share transactions	178,904,067	(34,879,231)

Total increase in net assets	271,154,370	117,778,593

Net Assets
Beginning of the period	469,471,984	351,693,391

End of the period	$740,626,354	$469,471,984

Undistributed Net Investment Income
End of the period	$6,003,592	$4,797,322

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	10,282,553	$150,336,229	6,686,486	$71,376,635
Reinvestments	2,314,898	34,306,790	0	0
Redemptions	(1,678,937)	(23,378,029)	(10,417,561)	(123,216,930)

Net increase (decrease)	10,918,514	$161,264,990	(3,731,075)	$(51,840,295)

Class B
Sales	1,708,820	$24,924,000	1,807,917	$22,335,628
Reinvestments	122,328	1,809,231	0	0
Redemptions	(639,590)	(9,094,154)	(397,349)	(5,374,564)

Net increase	1,191,558	$17,639,077	1,410,568	$16,961,064

Increase (decrease) derived from capital share transactions		$178,904,067		$(34,879,231)

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$14.54	$10.16		$10.00

Income (Loss) from Investment Operations
Net investment income	0.20 (b)	0.20	(b)	0.00	(b)(f)
Net realized and unrealized gain on investments	3.00	4.18		0.16

Total from investment operations	3.20	4.38		0.16

Less Distributions
Distributions from net investment income	(0.25)	0.00		0.00
Distributions from net realized capital gains	(0.81)	0.00		0.00

Total distributions	(1.06)	0.00		0.00

Net Asset Value, End of Period	$16.68	$14.54		$10.16

Total Return (%)	22.93	43.11		1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00		1.26	(e)
Net ratio of expenses to average net assets (%) (c)	1.01	1.00		1.15	(e)
Ratio of net investment income to average net assets (%)	1.38	1.65		0.30	(e)
Portfolio turnover rate (%)	13	26		4	(e)
Net assets, end of period (in millions)	$697.01	$448.71		$351.47

	Class B
	Year ended December 31,
	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$14.50	$10.16		$10.00

Income (Loss) from Investment Operations
Net investment income	0.16 (b)	0.11	(b)	0.00	(b)(f)
Net realized and unrealized gain on investments	2.98	4.23		0.16

Total from investment operations	3.14	4.34		0.16

Less Distributions
Distributions from net investment income	(0.21)	0.00		0.00
Distributions from net realized capital gains	(0.81)	0.00		0.00

Total distributions	(1.02)	0.00		0.00

Net Asset Value, End of Period	$16.62	$14.50		$10.16

Total Return (%)	22.59	42.72		1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	1.25		1.51	(e)
Net ratio of expenses to average net assets (%) (c)	1.26	1.25		1.40	(e)
Ratio of net investment income to average net assets (%)	1.12	0.81		0.52	(e)
Portfolio turnover rate (%)	13	26		4	(e)
Net assets, end of period (in millions)	$43.62	$20.76		$0.22

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of

MSF-45

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-46

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

MSF-47

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$4,664,199	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers had agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceeded stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and identical subsidies in effect in prior periods, was subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fell below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may have been charged to a class in a subsequent year to the extent that the charge did not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio was obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 were 1.15% and 1.40% for Class A and B, respectively.

There were no expenses deferred in 2009 or 2010. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $60,648 and are shown as a deferred expense reimbursement in the Statement of Operations.

MSF-48

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$218,722,216	$0	$72,799,414

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30 through May 12, 2010, the Portfolio bought and sold $60,013,650 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized losses in the amount of $2,564,050 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may

MSF-49

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$27,421,958	$—	$8,694,063	$—	$—	$—	$36,116,021	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$20,844,336	$22,449,281	$207,320,137	$—	$250,613,754

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MSF-50

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-51

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Dimensional International Small Company Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Dimensional International Small Company Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-52

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-53

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-54

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-55

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-56

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-57

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-58

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. MetLife Aggressive Allocation Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Aggressive Allocation Portfolio returned 15.85% and 15.69%, respectively. The Portfolio’s primary benchmark, the Dow Jones Aggressive Index1, returned 19.43%.

MARKET ENVIRONMENT/CONDITIONS

Overall, it was a good year for investors as most capital markets produced positive returns; however, volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Midcap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., foreign growth style stocks outperformed foreign value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Aggressive Allocation Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 100% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and stocks of emerging market countries did better than stocks of developed market countries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. The overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were U.K. industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Resources (Canada). The Pioneer Fund Portfolio also contributed to relative performance due in part to an overweight and strong security selection in the Industrials sector: they owned manufacturers PACCAR, Deere, and Caterpillar. The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors. In addition, the inclusion of two “out-of-index” foreign equity portfolios—the MFS Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value’s underperformance occurred in the first half of the year when weak stock selection in the Financials sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy. The Met/Artisan Mid Cap Value Portfolio’s relative performance was hurt by several of its holdings in the Information Technology sector: SAIC, Inc., National Semiconductor Corp., and Total System Services, Inc. The portfolio’s underweight in the strong performing REIT sector, a major part of the Russell Midcap Value Index, also hurt relative performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
MetLife Aggressive Allocation Portfolio
Class A	15.85	1.85	3.80
Class B	15.69	1.59	3.54
Dow Jones Aggressive Index	19.43	4.78	7.25

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total return index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine Dow Jones equity style Indexes Include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Davis Venture Value Portfolio, (Class A)	7.8
T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.0
Pioneer Fund Portfolio, (Class A)	7.0
Jennison Growth Portfolio, (Class A)	6.9
MFS Value Portfolio, (Class A)	6.8
Invesco Small Cap Growth Portfolio, (Class A)	5.2
MFS Research International Portfolio, (Class A)	5.1
Harris Oakmark International Portfolio, (Class A)	5.1
Artio International Stock Portfolio, (Class A)	5.0
Met/Artisan Mid Cap Value Portfolio, (Class A)	4.9

MSF-3

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)(b)	Actual	0.85%	$1,000.00	$1,246.50	$4.81
	Hypothetical*	0.85%	$1,000.00	$1,020.87	$4.33

Class B(a)(b)	Actual	1.10%	$1,000.00	$1,244.80	$6.22
	Hypothetical*	1.10%	$1,000.00	$1,019.59	$5.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	1,238,993	$12,365,152
BlackRock Large Cap Value Portfolio, (Class A) (a)	938,390	9,599,729
Clarion Global Real Estate Portfolio, (Class A) (b)	720,445	7,370,155
Davis Venture Value Portfolio, (Class A) (a)	622,607	19,456,461
Dreman Small Cap Value Portfolio, (Class A) (b)	497,464	7,387,344
Harris Oakmark International Portfolio, (Class A) (b)	918,257	12,653,578
Invesco Small Cap Growth Portfolio, (Class A) (b)	911,856	12,939,241
Janus Forty Portfolio, (Class A) (b)	137,135	9,581,614
Jennison Growth Portfolio, (Class A) (a)	1,412,850	17,109,609
Lazard Mid Cap Portfolio, (Class A) (b)	890,209	10,166,191
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	72,949	12,343,028
Met/Dimensional International Small Company Portfolio, (Class A) (a)	471,415	7,863,203
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,337,896	11,920,649
MFS Emerging Markets Equity Portfolio, (Class A) (b)	891,226	10,373,869
MFS Research International Portfolio, (Class A) (b)	1,232,283	12,667,872

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	1,374,333	$16,918,037
Neuberger Berman Genesis Portfolio, (Class A) (a)	670,733	7,693,312
Pioneer Fund Portfolio, (Class A) (b)	1,229,880	17,402,799
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,161,119	17,474,841
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,044,968	10,345,179
Van Eck Global Natural Resources Portfolio, (Class A) (a)	303,690	5,484,636

Total Mutual Funds (Identified Cost $211,825,130)		249,116,499

Total Investments—100.0% (Identified Cost $211,825,130) (c)		249,116,499
Liabilities in excess of other assets		(76,899)

Net Assets—100.0%		$249,039,600

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $230,285,845. The aggregate unrealized appreciation and depreciation of investments was $38,502,223 and $(19,671,569), respectively, resulting in net unrealized appreciation of $18,830,654 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$249,116,499	$—	$—	$249,116,499
Total Investments	$249,116,499	$—	$—	$249,116,499

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Affiliated investments at value (a)		$249,116,499
Receivable for:
Securities sold		230,083
Fund shares sold		101,658
Due from investment adviser		21,988

Total Assets		249,470,228
Liabilities
Payable for:
Fund shares redeemed	$331,741
Accrued expenses:
Distribution and service fees	39,846
Deferred directors’ fees	17,118
Other expenses	41,923

Total Liabilities		430,628

Net Assets		$249,039,600

Net assets consists of:
Paid in surplus		$271,203,873
Undistributed net investment income		2,574,399
Accumulated net realized losses		(62,030,041)
Unrealized appreciation on investments		37,291,369

Net Assets		$249,039,600

Net Assets
Class A		$58,181,912
Class B		190,857,688
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		5,425,741
Class B (40,000,000)		17,868,644
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.72
Class B		10.68

(a)	Identified cost of investments was $211,825,130.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios		$2,554,117

Expenses
Management fees	$222,547
Distribution and service fees—Class B	434,094
Directors’ fees and expenses	13,406
Custodian and accounting	24,927
Audit and tax services	22,820
Legal	3,980
Miscellaneous	9,144

Total expenses	730,918
Expense reimbursements	(74,277)	656,641

Net Investment Income		1,897,476

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(5,261,180)
Capital gains distributions from Underlying Portfolios	883,308	(4,377,872)

Net change in unrealized appreciation on:
Investments		35,345,136

Net realized and unrealized gain		30,967,264

Net Increase in Net Assets From Operations		$32,864,740

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,897,476	$2,401,615
Net realized loss	(4,377,872)	(47,185,264)
Net change in unrealized appreciation	35,345,136	95,975,000

Increase in net assets from operations	32,864,740	51,191,351

From Distributions to Shareholders
Net investment income
Class A	(573,458)	(780,346)
Class B	(1,756,129)	(2,989,194)

	(2,329,587)	(3,769,540)

Net realized capital gain
Class A	0	(56,605)
Class B	0	(244,729)

	0	(301,334)

Total distributions	(2,329,587)	(4,070,874)

Increase in net assets from capital share transactions	639,371	19,253,896

Total increase in net assets	31,174,524	66,374,373

Net Assets
Beginning of the period	217,865,076	151,490,703

End of the period	$249,039,600	$217,865,076

Undistributed Net Investment Income
End of the period	$2,574,399	$2,268,469

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,443,313	$13,767,679	1,493,576	$11,609,750
Reinvestments	57,692	573,458	122,361	836,951
Redemptions	(743,086)	(7,044,612)	(711,735)	(5,589,075)

Net increase	757,919	$7,296,525	904,202	$6,857,626

Class B
Sales	3,673,465	$35,084,370	4,500,427	$34,673,001
Reinvestments	177,029	1,756,129	473,488	3,233,923
Redemptions	(4,661,909)	(43,497,653)	(3,311,636)	(25,510,654)

Net increase (decrease)	(811,415)	$(6,657,154)	1,662,279	$12,396,270

Increase derived from capital share transactions		$639,371		$19,253,896

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.36	$7.31	$12.66	$12.29	$11.21

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.12 (a)	0.12 (a)	0.06 (a)	0.12
Net realized and unrealized gain (loss) on investments	1.38	2.13	(5.07)	0.37	1.62

Total from investment operations	1.48	2.25	(4.95)	0.43	1.74

Less Distributions
Distributions from net investment income	(0.12)	(0.19)	(0.09)	(0.04)	(0.13)
Distributions from net realized capital gains	0.00	(0.01)	(0.31)	(0.02)	(0.53)

Total distributions	(0.12)	(0.20)	(0.40)	(0.06)	(0.66)

Net Asset Value, End of Period	$10.72	$9.36	$7.31	$12.66	$12.29

Total Return (%)	15.85	31.92	(40.28)	3.48	16.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.13	0.14	0.13	0.14	0.17
Net ratio of expenses to average net assets (%) (b)(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	1.01	1.54	1.16	0.47	0.83
Portfolio turnover rate (%)	27	41	39	25	37
Net assets, end of period (in millions)	$58.18	$43.68	$27.53	$37.72	$19.44

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.32	$7.28	$12.61	$12.24	$11.19

Income (Loss) From Investment Operations
Net investment income	0.08 (a)	0.10 (a)	0.09 (a)	0.02 (a)	0.10
Net realized and unrealized gain (loss) on investments	1.38	2.12	(5.06)	0.38	1.60

Total from investment operations	1.46	2.22	(4.97)	0.40	1.70

Less Distributions
Distributions from net investment income	(0.10)	(0.17)	(0.05)	(0.01)	(0.12)
Distributions from net realized capital gains	0.00	(0.01)	(0.31)	(0.02)	(0.53)

Total distributions	(0.10)	(0.18)	(0.36)	(0.03)	(0.65)

Net Asset Value, End of Period	$10.68	$9.32	$7.28	$12.61	$12.24

Total Return (%)	15.69	31.49	(40.45)	3.27	15.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.38	0.39	0.38	0.39	0.42
Net ratio of expenses to average net assets (%) (b)(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	0.81	1.34	0.93	0.16	0.31
Portfolio turnover rate (%)	27	41	39	25	37
Net assets, end of period (in millions)	$190.86	$174.19	$123.97	$199.27	$67.29

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$222,547	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2010, the amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $56,386. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $66,722. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $74,277.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2010 were $59,643,810 and $58,528,670, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2010
Artio International Stock	904,042	476,578	141,627	1,238,993
BlackRock Large Cap Value	2,296,119	205,049	1,562,778	938,390
Clarion Global Real Estate	677,350	163,861	120,766	720,445
Davis Venture Value	621,831	84,561	83,785	622,607
Dreman Small Cap Value	527,626	65,287	95,449	497,464
FI Mid Cap Opportunities	361,359	13,554	374,913	0
Harris Oakmark International	894,054	133,999	109,796	918,257
Invesco Small Cap Growth	981,714	101,837	171,695	911,856
Janus Forty	134,688	19,390	16,943	137,135
Jennison Growth	1,619,818	190,595	397,563	1,412,850
Lazard Mid Cap	465,109	530,373	105,273	890,209
Met/Artisan Mid Cap Value	60,143	22,636	9,830	72,949
Met/Dimensional International Small Company	427,325	100,501	56,411	471,415
Met/Franklin Mutual Shares	1,838,608	195,067	695,779	1,337,896
MFS Emerging Markets Equity	691,222	347,414	147,410	891,226
MFS Research International	904,844	490,565	163,126	1,232,283
MFS Value	1,353,533	194,760	173,960	1,374,333
Neuberger Berman Genesis	0	732,340	61,607	670,733
Pioneer Fund	1,065,330	319,124	154,574	1,229,880
T. Rowe Price Large Cap Growth	1,381,612	138,301	358,794	1,161,119
T. Rowe Price Mid Cap Growth	574,873	597,161	127,066	1,044,968
Van Eck Global Natural Resources	295,352	57,141	48,803	303,690

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2010
Artio International Stock	$(1,046,790)	$0	$135,705	$12,365,152
BlackRock Large Cap Value	(2,212,025)	0	232,046	9,599,729
Clarion Global Real Estate	(639,275)	0	576,780	7,370,155
Davis Venture Value	(763,677)	0	177,195	19,456,461
Dreman Small Cap Value	(108,083)	0	56,726	7,387,344
FI Mid Cap Opportunities	159,202	0	0	0
Harris Oakmark International	(560,077)	0	231,391	12,653,578
Invesco Small Cap Growth	(474,811)	0	0	12,939,241
Janus Forty	192,035	0	153,098	9,581,614
Jennison Growth	(816,224)	0	106,439	17,109,609
Lazard Mid Cap	(290,906)	0	48,390	10,166,191
Met/Artisan Mid Cap Value	315,250	0	67,662	12,343,028
Met/Dimensional International Small Company	227,256	358,001	108,632	7,863,203
Met/Franklin Mutual Shares	1,433,510	198,792	0	11,920,649
MFS Emerging Markets Equity	531,172	0	82,809	10,373,869
MFS Research International	(590,845)	0	164,955	12,667,872
MFS Value	(410,535)	0	220,673	16,918,037
Neuberger Berman Genesis	(49,492)	0	0	7,693,312
Pioneer Fund	397,708	0	120,856	17,402,799
T. Rowe Price Large Cap Growth	(1,036,754)	0	48,464	17,474,841
T. Rowe Price Mid Cap Growth	276,721	0	0	10,345,179
Van Eck Global Natural Resources	205,460	326,515	22,296	5,484,636

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$2,329,587	$3,789,802	$—	$281,072	$—	$—	$2,329,587	$4,070,874

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$2,591,518	$—	$18,830,654	$(43,569,325)	$(22,147,153)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $40,789,597 in capital loss carryforwards expiring on December 31, 2017 and $2,779,728 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

On November 17, 2010, the Board approved the acquisition of the Asset Allocation Portfolio by the Met Investors Trust MetLife Aggressive Strategy Portfolio (“Aggressive Strategy Portfolio”), subject to the approval of shareholders of the Asset Allocation Portfolio. On or about February 24, 2011, the shareholders of Asset Allocation Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Asset Allocation Portfolio by the Aggressive Strategy Portfolio in exchange for shares of the Aggressive Strategy Portfolio and the assumption by the Aggressive Strategy Portfolio of the liabilities of the Asset Allocation Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2011.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggressive Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying portfolio. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-17

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those

MSF-18

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 10.34% and 10.05%, respectively. The Portfolio’s primary benchmark, the Dow Jones Conservative Index1, returned 8.30%.

MARKET ENVIRONMENT/CONDITIONS

Overall, it was a good year for investors as most capital markets produced positive returns; however, volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Midcap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., foreign growth style stocks outperformed foreign value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative Allocation Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 80% to fixed income and 20% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Conservative Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. The overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance due primarily to strong relative performance in the fixed income portfolios.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond portfolio and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, had exposure to emerging market debt, and maintained effective tactical duration positioning. Although its target weight in the Portfolio was only 4%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were U.K. industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Resources (Canada). The Pioneer Fund Portfolio also contributed to relative performance due in part to an overweight and strong security selection in the Industrials sector: they owned manufacturers PACCAR, Deere, and Caterpillar.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

characteristics lagged the overall market. Most of BlackRock Large Cap Value’s underperformance occurred in the first half of the year when weak stock selection in the Financials sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy. The Met/Artisan Mid Cap Value Portfolio’s relative performance was hurt by several of its holdings in the Information Technology sector: SAIC, Inc., National Semiconductor Corp., and Total System Services, Inc. The portfolio’s underweight in the strong performing REIT sector, a major part of the Russell Midcap Value Index, also hurt relative performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	10.34	5.35	5.45
Class B	10.05	5.08	5.19
Dow Jones Conservative Index	8.30	5.71	5.55

1 The Dow Jones Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 20% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings
% of Net Assets
PIMCO Total Return Portfolio, (Class A)	23.6
BlackRock Bond Income Portfolio, (Class A)	20.6
Western Asset Management U.S. Government Portfolio, (Class A)	12.6
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	7.0
PIMCO Inflation Protected Bond Portfolio, (Class A)	5.0
Met/Templeton International Bond Portfolio, (Class A)	4.0
Pioneer Fund Portfolio, (Class A)	3.2
Jennison Growth Portfolio, (Class A)	2.1
Davis Venture Value Portfolio, (Class A)	2.1
Met/Artisan Mid Cap Value Portfolio, (Class A)	2.1

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)(b)	Actual	0.65%	$1,000.00	$1,065.70	$3.38
	Hypothetical*	0.65%	$1,000.00	$1,021.89	$3.31

Class B(a)(b)	Actual	0.90%	$1,000.00	$1,064.20	$4.68
	Hypothetical*	0.90%	$1,000.00	$1,020.62	$4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	636,535	$6,352,615
BlackRock Bond Income Portfolio, (Class A) (a)	1,157,789	125,434,891
BlackRock High Yield Portfolio, (Class A) (b)	1,432,518	12,462,904
BlackRock Large Cap Value Portfolio, (Class A) (a)	618,251	6,324,704
Davis Venture Value Portfolio, (Class A) (a)	407,525	12,735,168
Dreman Small Cap Value Portfolio, (Class A) (b)	448,137	6,654,841
Harris Oakmark International Portfolio, (Class A) (b)	462,003	6,366,404
Jennison Growth Portfolio, (Class A) (a)	1,073,588	13,001,146
Lazard Mid Cap Portfolio, (Class A) (b)	579,533	6,618,270
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	956,628	12,417,033
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	75,151	12,715,519
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,159,593	11,990,197
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,385,505	12,344,847
Met/Templeton International Bond Portfolio, (Class A) (b)	1,952,791	24,292,716
MFS Research International Portfolio, (Class A) (b)	633,955	6,517,059
MFS Value Portfolio, (Class A) (a)	1,029,131	12,668,606
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,633,857	30,104,984

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio, (Class A) (b)	11,505,921	$143,478,833
Pioneer Fund Portfolio, (Class A) (b)	1,388,687	19,649,923
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	441,934	6,651,105
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	3,312,686	42,733,643
Western Asset Management U.S. Government Portfolio, (Class A) (a)	6,302,429	76,700,564

Total Mutual Funds (Identified Cost $561,797,819)		608,215,972

Total Investments—100.0% (Identified Cost $561,797,819) (c)		608,215,972
Liabilities in excess of other assets		(190,972)

Net Assets—100.0%		$608,025,000

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $573,473,472. The aggregate unrealized appreciation and depreciation of investments was $46,418,155 and $(11,675,655), respectively, resulting in net unrealized appreciation of $34,742,500 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$608,215,972	$—	$—	$608,215,972
Total Investments	$608,215,972	$—	$—	$608,215,972

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Affiliated investments at value (a)		$608,215,972
Receivable for:
Securities sold		206,848
Fund shares sold		230,313
Due from investment adviser		16,672

Total Assets		608,669,805
Liabilities
Payable for:
Fund shares redeemed	$437,160
Accrued expenses:
Distribution and service fees	119,220
Deferred directors’ fees	17,118
Other expenses	71,307

Total Liabilities		644,805

Net Assets		$608,025,000

Net assets consists of:
Paid in surplus		$561,228,295
Undistributed net investment income		14,752,746
Accumulated net realized losses		(14,374,194)
Unrealized appreciation on investments		46,418,153

Net Assets		$608,025,000

Net Assets
Class A		$45,657,137
Class B		562,367,863
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		3,968,375
Class B (75,000,000)		49,179,406
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.51
Class B		11.44

(a)	Identified cost of investments was $561,797,819.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios		$15,757,762

Expenses
Management fees	$510,500
Distribution and service fees—Class B	1,207,076
Directors’ fees and expenses	13,406
Custodian and accounting	24,926
Audit and tax services	22,820
Legal	9,415
Miscellaneous	9,646

Total expenses	1,797,789
Expense reimbursements	(71,127)	1,726,662

Net Investment Income		14,031,100

Net Realized and Unrealized Gain
Net realized gain on:
Investments	8,812,918
Capital gains distributions from Underlying Portfolios	1,615,130	10,428,048

Net change in unrealized appreciation on:
Investments		25,031,325

Net realized and unrealized gain		35,459,373

Net Increase in Net Assets From Operations		$49,490,473

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets: From Operations
Net investment income	$14,031,100	$15,684,796
Net realized gain (loss)	10,428,048	(16,284,329)
Net change in unrealized appreciation	25,031,325	63,163,641

Increase in net assets from operations	49,490,473	62,564,108

From Distributions to Shareholders
Net investment income
Class A	(1,365,429)	(939,677)
Class B	(16,871,587)	(8,856,851)

	(18,237,016)	(9,796,528)

Net realized capital gain
Class A	0	(176,849)
Class B	0	(1,798,209)

	0	(1,975,058)

Total distributions	(18,237,016)	(11,771,586)

Increase in net assets from capital share transactions	141,338,072	133,543,984

Total increase in net assets	172,591,529	184,336,506

Net Assets
Beginning of the period	435,433,471	251,096,965

End of the period	$608,025,000	$435,433,471

Undistributed Net Investment Income
End of the period	$14,752,746	$17,947,637

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,800,582	$20,146,148	1,091,924	$10,843,716
Reinvestments	124,697	1,365,429	122,025	1,116,526
Redemptions	(818,535)	(9,140,674)	(1,116,946)	(10,961,580)

Net increase	1,106,744	$12,370,903	97,003	$998,662

Class B
Sales	18,628,132	$205,422,234	18,024,541	$178,930,264
Reinvestments	1,547,852	16,871,587	1,169,600	10,655,060
Redemptions	(8,399,741)	(93,326,652)	(5,831,579)	(57,040,002)

Net increase	11,776,243	$128,967,169	13,362,562	$132,545,322

Increase derived from capital share transactions		$141,338,072		$133,543,984

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.87	$9.42	$11.18	$10.58	$10.37

Income (Loss) From Investment Operations
Net investment income	0.33 (a)	0.53 (a)	0.39 (a)	0.22 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.77	1.35	(1.94)	0.39	0.36

Total from investment operations	1.10	1.88	(1.55)	0.61	0.72

Less Distributions
Distributions from net investment income	(0.46)	(0.36)	(0.12)	0.00	(0.37)
Distributions from net realized capital gains	0.00	(0.07)	(0.09)	(0.01)	(0.14)

Total distributions	(0.46)	(0.43)	(0.21)	(0.01)	(0.51)

Net Asset Value, End of Period	$11.51	$10.87	$9.42	$11.18	$10.58

Total Return (%)	10.34	20.73	(14.10)	5.74	7.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.11	0.12	0.12	0.15	0.19
Net ratio of expenses to average net assets (%) (b)(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	2.97	5.36	3.77	2.05	2.75
Portfolio turnover rate (%)	21	22	25	40	24
Net assets, end of period (in millions)	$45.66	$31.11	$26.03	$25.45	$11.03

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$9.36	$11.12	$10.54	$10.36

Income (Loss) From Investment Operations
Net investment income	0.30 (a)	0.47 (a)	0.33 (a)	0.19 (a)	0.34
Net realized and unrealized gain (loss) on investments	0.77	1.38	(1.90)	0.40	0.34

Total from investment operations	1.07	1.85	(1.57)	0.59	0.68

Less Distributions
Distributions from net investment income	(0.44)	(0.33)	(0.10)	0.00	(0.36)
Distributions from net realized capital gains	0.00	(0.07)	(0.09)	(0.01)	(0.14)

Total distributions	(0.44)	(0.40)	(0.19)	(0.01)	(0.50)

Net Asset Value, End of Period	$11.44	$10.81	$9.36	$11.12	$10.54

Total Return (%)	10.05	20.52	(14.39)	5.57	6.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.36	0.37	0.37	0.40	0.44
Net ratio of expenses to average net assets (%) (b)(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.68	4.73	3.22	1.77	1.89
Portfolio turnover rate (%)	21	22	25	40	24
Net assets, end of period (in millions)	$562.37	$404.32	$225.07	$146.65	$56.25

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$510,500	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2010, the amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2010 were $245,975,875 and $107,165,820, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2010
Artio International Stock	476,042	203,053	42,560	636,535
BlackRock Bond Income	815,970	400,598	58,779	1,157,789
BlackRock High Yield	1,113,273	438,272	119,027	1,432,518
BlackRock Large Cap Value	1,933,910	297,952	1,613,611	618,251
Davis Venture Value	327,373	123,643	43,491	407,525
Dreman Small Cap Value	370,350	147,574	69,787	448,137
Harris Oakmark International	376,608	128,264	42,869	462,003
Jennison Growth	426,354	683,834	36,600	1,073,588
Lazard Mid Cap	489,741	170,489	80,697	579,533
Lord Abbett Bond Debenture	1,086,641	335,077	465,090	956,628
Met/Artisan Mid Cap Value	31,650	46,897	3,396	75,151
Met/Eaton Vance Floating Rate	0	1,189,887	30,294	1,159,593
Met/Franklin Mutual Shares	1,660,198	451,075	725,768	1,385,505
Met/Templeton International Bond	1,981,549	540,924	569,682	1,952,791
MFS Research International	476,479	192,651	35,175	633,955
MFS Value	1,629,010	377,187	977,066	1,029,131
PIMCO Inflation Protected	2,305,327	805,567	477,037	2,633,857
PIMCO Total Return	8,566,999	3,503,021	564,099	11,505,921
Pioneer Fund	0	1,423,545	34,858	1,388,687
T. Rowe Price Large Cap Growth	363,583	135,100	56,749	441,934
Western Asset Management Strategic Bond Opportunities	4,617,412	1,247,888	2,552,614	3,312,686
Western Asset Management U.S. Government	2,151,184	4,396,413	245,168	6,302,429

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2010
Artio International Stock	$(224,167)	$0	$73,352	$6,352,615
BlackRock Bond Income	85,004	0	3,668,873	125,434,891
BlackRock High Yield	13,124	0	631,123	12,462,904
BlackRock Large Cap Value	1,847,715	0	200,655	6,324,704
Davis Venture Value	(121,541)	0	95,758	12,735,168
Dreman Small Cap Value	21,975	0	40,887	6,654,841
Harris Oakmark International	(38,908)	0	100,079	6,366,404
Jennison Growth	(59,086)	0	28,763	13,001,146
Lazard Mid Cap	(132,300)	0	52,317	6,618,270
Lord Abbett Bond Debenture	(38,289)	0	900,176	12,417,033
Met/Artisan Mid Cap Value	133,971	0	36,555	12,715,519
Met/Eaton Vance Floating Rate	5,324	0	0	11,990,197
Met/Franklin Mutual Shares	1,579,988	184,130	0	12,344,847
Met/Templeton International Bond	1,089,982	8,221	174,598	24,292,716
MFS Research International	(112,116)	0	89,149	6,517,059
MFS Value	2,875,265	0	272,544	12,668,606
PIMCO Inflation Protected	418,538	739,707	707,326	30,104,984
PIMCO Total Return	465,949	604,105	4,183,013	143,478,833
Pioneer Fund	3,319	0	0	19,649,923
T. Rowe Price Large Cap Growth	202,763	0	13,100	6,651,105
Western Asset Management Strategic Bond Opportunities	790,623	0	3,740,438	42,733,643
Western Asset Management U.S. Government	5,785	78,967	749,056	76,700,564

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$18,237,016	$9,811,321	$—	$1,960,265	$—	$—	$18,237,016	$11,771,586

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,769,863	$—	$34,742,500	$(2,698,544)	$46,813,819

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $2,698,544 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Conservative Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying portfolio. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 11.78% and 11.53%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Conservative Index1, returned 11.04%.

MARKET ENVIRONMENT/CONDITIONS

Overall, it was a good year for investors as most capital markets produced positive returns; however, volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Midcap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., foreign growth style stocks outperformed foreign value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 60% to fixed income and 40% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Moderately Conservative Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. The overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance due primarily to strong relative performance in the fixed income portfolios.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond portfolio and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, had exposure to emerging market debt, and maintained effective tactical duration positioning. Although its target weight in the Portfolio was only 3%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were U.K. industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Resources (Canada). The Pioneer Fund Portfolio also contributed to relative performance due in part to an overweight and strong security selection in the Industrials sector: they owned manufacturers PACCAR, Deere, and Caterpillar. The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

metals were among the biggest contributors. In addition, the inclusion of the Met/Dimensional International Small Company Portfolio added to relative performance as it significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value’s underperformance occurred in the first half of the year when weak stock selection in the Financials sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy. The Met/Artisan Mid Cap Value Portfolio’s relative performance was hurt by several of its holdings in the Information Technology sector: SAIC, Inc., National Semiconductor Corp., and Total System Services, Inc. The portfolio’s underweight in the strong performing REIT sector, a major part of the Russell Midcap Value Index, also hurt relative performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	11.78	4.67	5.25
Class B	11.53	4.40	4.97
Dow Jones Moderately Conservative Index	11.04	5.11	5.51

1 The Dow Jones Moderately Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	21.5
BlackRock Bond Income Portfolio, (Class A)	10.6
Western Asset Management U.S. Government Portfolio, (Class A)	8.7
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	5.0
Pioneer Fund Portfolio, (Class A)	4.2
Davis Venture Value Portfolio, (Class A)	4.0
MFS Value Portfolio, (Class A)	4.0
Met/Franklin Mutual Shares Portfolio, (Class A)	3.9
Jennison Growth Portfolio, (Class A)	3.1
Met/Templeton International Bond Portfolio, (Class A)	3.0

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)(b)	Actual	0.71%	$1,000.00	$1,109.40	$3.77
	Hypothetical*	0.71%	$1,000.00	$1,021.59	$3.62

Class B(a)(b)	Actual	0.96%	$1,000.00	$1,108.10	$5.10
	Hypothetical*	0.96%	$1,000.00	$1,020.31	$4.89

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	2,936,479	$29,306,063
BlackRock Bond Income Portfolio, (Class A) (a)	1,426,459	154,542,528
BlackRock High Yield Portfolio, (Class A) (b)	3,377,359	29,383,020
BlackRock Large Cap Value Portfolio, (Class A) (a)	2,852,144	29,177,432
Clarion Global Real Estate Portfolio, (Class A) (b)	1,466,055	14,997,746
Davis Venture Value Portfolio, (Class A) (a)	1,879,999	58,749,978
Dreman Small Cap Value Portfolio, (Class A) (b)	1,032,004	15,325,263
Harris Oakmark International Portfolio, (Class A) (b)	2,173,243	29,947,295
Invesco Small Cap Growth Portfolio, (Class A) (b)	2,212,901	31,401,063
Jennison Growth Portfolio, (Class A) (a)	3,709,668	44,924,077
Lazard Mid Cap Portfolio, (Class A) (b)	2,672,579	30,520,849
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	2,251,135	29,219,728
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	173,309	29,323,893
Met/Dimensional International Small Company Portfolio, (Class A) (a)	939,936	15,678,131
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,742,113	28,353,451
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	6,400,532	57,028,739
Met/Templeton International Bond Portfolio, (Class A) (b)	3,465,599	43,112,047
MFS Research International Portfolio, (Class A) (b)	2,957,429	30,402,371
MFS Value Portfolio, (Class A) (a)	4,750,555	58,479,327

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,340,336	$15,373,650
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	3,735,445	42,696,134
PIMCO Total Return Portfolio, (Class A) (b)	24,961,643	311,271,688
Pioneer Fund Portfolio, (Class A) (b)	4,268,393	60,397,766
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	2,035,255	30,630,581
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,573,424	15,576,901
Van Eck Global Natural Resources Portfolio, (Class A) (a)	947,521	17,112,235
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	5,596,947	72,200,614
Western Asset Management U.S. Government Portfolio, (Class A) (a)	10,331,446	125,733,702

Total Mutual Funds (Identified Cost $1,293,566,566)		1,450,866,272

Total Investments—100.0% (Identified Cost $1,293,566,566) (c)		1,450,866,272
Liabilities in excess of other assets		(446,091)

Net Assets—100.0%		$1,450,420,181

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,328,086,565. The aggregate unrealized appreciation and depreciation of investments was $161,512,711 and $(38,733,004), respectively, resulting in net unrealized appreciation of $122,779,707 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,450,866,272	$—	$—	$1,450,866,272
Total Investments	$1,450,866,272	$—	$—	$1,450,866,272

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Affiliated investments at value (a)		$1,450,866,272
Receivable for:
Fund shares sold		695,384

Total Assets		1,451,561,656
Liabilities
Payable for:
Securities purchased	$276,250
Fund shares redeemed	419,134
Accrued expenses:
Management fees	92,452
Distribution and service fees	285,050
Deferred directors’ fees	17,118
Other expenses	51,471

Total Liabilities		1,141,475

Net Assets		$1,450,420,181

Net assets consists of:
Paid in surplus		$1,365,111,940
Undistributed net investment income		31,583,216
Accumulated net realized losses		(103,574,681)
Unrealized appreciation on investments		157,299,706

Net Assets		$1,450,420,181

Net Assets
Class A		$86,229,682
Class B		1,364,190,499
Capital Shares (Authorized) Outstanding
Class A (15,000,000)		7,588,810
Class B (170,000,000)		120,891,669
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.36
Class B		11.28

(a)	Identified cost of investments was $1,293,566,566.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios		$32,964,036

Expenses
Management fees	$994,189
Deferred expense reimbursement	123,766
Distribution and service fees—Class B	2,902,119
Directors’ fees and expenses	13,406
Custodian and accounting	24,926
Audit and tax services	22,820
Legal	22,560
Miscellaneous	10,447

Total expenses		4,114,233

Net Investment Income		28,849,803

Net Realized and Unrealized Gain
Net realized gain on:
Investments	713,648
Capital gains distributions from Underlying Portfolios	4,750,001	5,463,649

Net change in unrealized appreciation on:
Investments		104,831,457

Net realized and unrealized gain		110,295,106

Net Increase in Net Assets From Operations		$139,144,909

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets: From Operations
Net investment income	$28,849,803	$35,608,263
Net realized gain (loss)	5,463,649	(88,152,961)
Net change in unrealized appreciation	104,831,457	244,134,049

Increase in net assets from operations	139,144,909	191,589,351

From Distributions to Shareholders
Net investment income
Class A	(2,778,982)	(1,848,280)
Class B	(38,341,714)	(25,036,127)

	(41,120,696)	(26,884,407)

Net realized capital gain
Class A	0	(385,964)
Class B	0	(5,661,035)

	0	(6,046,999)

Total distributions	(41,120,696)	(32,931,406)

Increase in net assets from capital share transactions	259,715,576	217,278,121

Total increase in net assets	357,739,789	375,936,066

Net Assets
Beginning of the period	1,092,680,392	716,744,326

End of the period	$1,450,420,181	$1,092,680,392

Undistributed Net Investment Income
End of the period	$31,583,216	$40,777,424

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,031,087	$21,889,488	2,200,545	$21,265,533
Reinvestments	258,751	2,778,982	262,235	2,234,244
Redemptions	(1,371,147)	(14,774,266)	(1,484,948)	(13,749,244)

Net increase	918,691	$9,894,204	977,832	$9,750,533

Class B
Sales	28,780,938	$308,571,840	28,041,876	$262,040,845
Reinvestments	3,586,690	38,341,714	3,619,948	30,697,162
Redemptions	(9,125,884)	(97,092,182)	(9,256,418)	(85,210,419)

Net increase	23,241,744	$249,821,372	22,405,406	$207,527,588

Increase derived from capital share transactions		$259,715,576		$217,278,121

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.54	$8.91	$11.61	$11.07	$10.60

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.41 (a)	0.33 (a)	0.21 (a)	0.31
Net realized and unrealized gain (loss) on investments	0.94	1.63	(2.77)	0.35	0.70

Total from investment operations	1.22	2.04	(2.44)	0.56	1.01

Less Distributions
Distributions from net investment income	(0.40)	(0.34)	(0.14)	0.00	(0.32)
Distributions from net realized capital gains	0.00	(0.07)	(0.12)	(0.02)	(0.22)

Total distributions	(0.40)	(0.41)	(0.26)	(0.02)	(0.54)

Net Asset Value, End of Period	$11.36	$10.54	$8.91	$11.61	$11.07

Total Return (%)	11.78	24.00	(21.42)	5.06	9.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.10	0.10	0.10	0.11	0.12
Net ratio of expenses to average net assets (%) (b)(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (d)	2.64	4.30	3.12	1.86	2.45
Portfolio turnover rate (%)	16	26	23	19	18
Net assets, end of period (in millions)	$86.23	$70.28	$50.72	$63.06	$35.87

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.47	$8.85	$11.53	$11.02	$10.58

Income (Loss) From Investment Operations
Net investment income	0.25 (a)	0.38 (a)	0.28 (a)	0.17 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.94	1.62	(2.72)	0.36	0.68

Total from investment operations	1.19	2.00	(2.44)	0.53	0.97

Less Distributions
Distributions from net investment income	(0.38)	(0.31)	(0.12)	0.00	(0.31)
Distributions from net realized capital gains	0.00	(0.07)	(0.12)	(0.02)	(0.22)

Total distributions	(0.38)	(0.38)	(0.24)	(0.02)	(0.53)

Net Asset Value, End of Period	$11.28	$10.47	$8.85	$11.53	$11.02

Total Return (%)	11.53	23.68	(21.59)	4.81	9.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.35	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (b)(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.31	4.08	2.71	1.48	1.64
Portfolio turnover rate (%)	16	26	23	19	18
Net assets, end of period (in millions)	$1,364.19	$1,022.40	$666.03	$653.42	$255.01

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$994,189	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2010, there were no expenses deferred in prior periods subject to repayment. For the year end December 31, 2010, MetLife Advisers recovered $123,766 from the Asset Allocation Portfolio which is shown as deferred expense reimbursement in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2010 were $446,447,587 and $194,141,286, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2010
Artio International Stock	2,358,320	642,252	64,093	2,936,479
BlackRock Bond Income	1,110,603	361,971	46,115	1,426,459
BlackRock High Yield	2,755,482	765,016	143,139	3,377,359
BlackRock Large Cap Value	5,988,270	851,305	3,987,431	2,852,144
Clarion Global Real Estate	1,177,933	396,436	108,314	1,466,055
Davis Venture Value	1,621,794	378,284	120,079	1,879,999
Dreman Small Cap Value	917,295	236,461	121,752	1,032,004
Harris Oakmark International	1,865,568	411,682	104,007	2,173,243
Invesco Small Cap Growth	1,024,062	1,217,607	28,768	2,212,901
Jennison Growth	2,112,274	1,640,101	42,707	3,709,668
Lazard Mid Cap	1,213,003	1,517,222	57,646	2,672,579
Lord Abbett Bond Debenture	1,793,255	520,972	63,092	2,251,135
Met/Artisan Mid Cap Value	156,833	31,604	15,128	173,309
Met/Dimensional International Small Co.	743,283	239,007	42,354	939,936
Met/Eaton Vance Floating Rate	0	2,765,675	23,562	2,742,113
Met/Franklin Mutual Shares	6,851,065	1,326,396	1,776,929	6,400,532
Met/Templeton International Bond	4,904,841	733,833	2,173,075	3,465,599
MFS Research International	2,360,410	639,384	42,365	2,957,429
MFS Value	5,043,486	1,041,870	1,334,801	4,750,555
Neuberger Berman Genesis	0	1,351,561	11,225	1,340,336
PIMCO Inflation Protected	2,852,961	956,424	73,940	3,735,445
PIMCO Total Return	19,435,835	6,094,552	568,744	24,961,643
Pioneer Fund	2,778,563	1,571,018	81,188	4,268,393
T. Rowe Price Large Cap Growth	1,801,569	413,727	180,041	2,035,255
T. Rowe Price Mid Cap Growth	1,499,111	291,057	216,744	1,573,424
Van Eck Global Natural Resources	770,222	265,059	87,760	947,521
Western Asset Management Strategic Bond Opportunities	8,789,473	1,742,057	4,934,583	5,596,947
Western Asset Management U.S. Government	3,549,111	6,984,469	202,134	10,331,446

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2010
Artio International Stock	$(434,045)	$0	$365,988	$29,306,063
BlackRock Bond Income	(75,221)	0	5,043,817	154,542,528
BlackRock High Yield	(34,889)	0	1,576,109	29,383,020
BlackRock Large Cap Value	(6,295,709)	0	625,558	29,177,432
Clarion Global Real Estate	(565,780)	0	1,036,763	14,997,746
Davis Venture Value	(934,549)	0	477,759	58,749,978
Dreman Small Cap Value	85,796	0	101,928	15,325,263
Harris Oakmark International	(392,260)	0	499,213	29,947,295
Invesco Small Cap Growth	(47,819)	0	0	31,401,063
Jennison Growth	(69,612)	0	143,464	44,924,077
Lazard Mid Cap	(184,114)	0	130,445	30,520,849
Lord Abbett Bond Debenture	(32,879)	0	1,498,868	29,219,728
Met/Artisan Mid Cap Value	571,369	0	182,405	29,323,893
Met/Dimensional International Small Company	188,590	643,687	195,320	15,678,131
Met/Eaton Vance Floating Rate	(675)	0	0	28,353,451
Met/Franklin Mutual Shares	3,841,580	765,715	0	57,028,739
Met/Templeton International Bond	4,149,791	20,521	435,828	43,112,047
MFS Research International	(161,544)	0	444,910	30,402,371
MFS Value	1,342,654	0	849,965	58,479,327
Neuberger Berman Genesis	(6,661)	0	0	15,373,650
PIMCO Inflation Protected	74,331	924,608	884,132	42,696,134
PIMCO Total Return	218,058	1,383,912	9,582,636	311,271,688
Pioneer Fund	204,767	0	325,812	60,397,766
T. Rowe Price Large Cap Growth	(466,749)	0	65,320	30,630,581
T. Rowe Price Mid Cap Growth	579,054	0	0	15,576,901
Van Eck Global Natural Resources	436,485	879,957	60,087	17,112,235
Western Asset Management Strategic Bond Opportunities	(1,204,461)	0	7,189,378	72,200,614
Western Asset Management U.S. Government	(71,860)	131,601	1,248,331	125,733,702

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$41,120,696	$27,072,390	$—	$5,859,016	$—	$—	$41,120,696	$32,931,406

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$31,600,334	$—	$122,779,707	$(60,805,500)	$93,574,541

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $60,805,500 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$8,249,181

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Conservative to Moderate Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying portfolio. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative to Moderate Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 26.28%, 25.99%, 26.08%, and 25.92%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) MidCap 400 Index1, returned 26.64%.

MARKET ENVIRONMENT/CONDITIONS

During the first six months of the year, the S&P MidCap 400 Index declined 1.4%. The negative return was primarily due to concerns that the economic recovery was proceeding at a slower pace than expected. Also, investors feared that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. Furthermore, the unemployment rate remained near 10%, which was significantly higher than its long-term average of 5.7%.

During the last six months of the year, the S&P MidCap 400 Index rallied 28.4%. The positive return was primarily due to expectations that corporate earnings would continue to improve. Approximately 72% of index members that reported during the fourth quarter beat consensus estimates for earnings per share. Also, the change in non-farm payrolls, housing starts data and retail sales numbers were better than expected when compared to the median forecasts in Bloomberg’s surveys of economists. Lastly, the Federal Open Market Committee (FOMC) decided to purchase an additional $600 billion of longer-term Treasury securities to help promote a stronger pace of economic recovery.

During the year, the FOMC met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. Due to mixed economic data and subdued levels of inflation, the Federal Reserve stated it would continue to keep the Federal Funds Rate at exceptionally low levels for an extended period.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Information Technology (15.6% beginning weight in the benchmark), up 32.4%, was the best-performing sector and provided the largest positive impact to the benchmark’s one-year return. The next best-performing sectors were Consumer Discretionary (14.0% beginning weight), up 31.9%; and Industrials (14.6% beginning weight), up 30.9%. Telecomm Services (0.8% beginning weight) was the worst relative-performing sector, up 14.0%. The next worst relative-performing sectors were Utilities (6.8% beginning weight), up 14.6%; and Financials (19.2% beginning weight), up 19.7%.

The stocks with the largest positive impact on the benchmark return for the year were Netflix, up 226.5%; F5 Networks, up 156.7%; and BorgWarner, up 117.8%. The stocks with the largest negative impact were Lender Processing Services, down 26.5%; Equinix, down 23.4%; and Vertex Pharmaceuticals, down 18.3%. There were 32 additions and 32 deletions to the benchmark in 2010.

Factors that impacted stock prices included developments in the Federal Reserve’s interest rate policy, corporate earnings, geopolitical concerns, energy prices, employment data and the value of the U.S. Dollar.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impacted tracking error during the year included transaction costs, cash drag, securities lending, NAV rounding, and cash flows from contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	26.28	5.55	6.84	—
Class B	25.99	5.30	—	7.05
Class E	26.08	5.39	—	6.97
Class G	25.92	—	—	36.58
S&P MidCap 400 Index	26.64	5.74	7.16	—

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.0
Edwards Lifesciences Corp.	0.8
Joy Global, Inc.	0.8
BorgWarner, Inc.	0.7
New York Community Bancorp, Inc.	0.7
Cimarex Energy Co.	0.6
Bucyrus International, Inc.	0.6
Cree, Inc.	0.6
Vertex Pharmaceuticals, Inc.	0.6
Dollar Tree, Inc.	0.6

Top Sectors

% of Net Assets
Financials	18.8
Industrials	15.5
Information Technology	15.2
Consumer Discretionary	13.5
Health Care	10.1
Materials	6.4
Utilities	5.8
Energy	5.4
Consumer Staples	3.4
Telecommunications	0.7

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.30%	$1,000.00	$1,281.90	$1.73
	Hypothetical*	0.30%	$1,000.00	$1,023.68	$1.53

Class B(a)	Actual	0.55%	$1,000.00	$1,280.30	$3.16
	Hypothetical*	0.55%	$1,000.00	$1,022.40	$2.80

Class E(a)	Actual	0.45%	$1,000.00	$1,281.30	$2.59
	Hypothetical*	0.45%	$1,000.00	$1,022.91	$2.29

Class G(a)	Actual	0.60%	$1,000.00	$1,280.40	$3.45
	Hypothetical*	0.60%	$1,000.00	$1,022.15	$3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—94.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
Alliant Techsystems, Inc. (b)	17,427	$1,297,092
BE Aerospace, Inc. (b)	53,514	1,981,623

		3,278,715

Airlines—0.4%
AirTran Holdings, Inc. (b)	70,900	523,951
Alaska Air Group, Inc. (b)	19,270	1,092,417
JetBlue Airways Corp. (a) (b)	105,525	697,520

		2,313,888

Auto Components—1.1%
BorgWarner, Inc. (b)	59,530	4,307,591
Gentex Corp.	73,452	2,171,241

		6,478,832

Automobiles—0.1%
Thor Industries, Inc.	22,197	753,810

Beverages—0.3%
Hansen Natural Corp. (b)	36,156	1,890,236

Biotechnology—0.9%
United Therapeutics Corp. (b)	26,211	1,657,059
Vertex Pharmaceuticals, Inc. (b)	106,334	3,724,880

		5,381,939

Building Products—0.2%
Lennox International, Inc.	23,491	1,110,889

Capital Markets—2.2%
Affiliated Managers Group, Inc. (b)	26,989	2,677,848
Apollo Investment Corp.	102,069	1,129,904
Eaton Vance Corp.	61,922	1,871,902
Greenhill & Co., Inc.	13,202	1,078,339
Jefferies Group, Inc. (a)	64,743	1,724,106
Raymond James Financial, Inc.	52,306	1,710,406
SEI Investments Co.	76,340	1,816,129
Waddell & Reed Financial, Inc. (Class A) (a)	44,685	1,576,934

		13,585,568

Chemicals—3.2%
Albemarle Corp.	47,921	2,673,033
Ashland, Inc.	41,265	2,098,738
Cabot Corp.	34,218	1,288,308
Cytec Industries, Inc.	25,844	1,371,283
Intrepid Potash, Inc. (a) (b)	23,189	864,718
Lubrizol Corp.	34,345	3,670,794
Minerals Technologies, Inc. (a)	9,688	633,692
NewMarket Corp.	5,161	636,713
Olin Corp.	41,630	854,248
RPM International, Inc.	67,455	1,490,755
Sensient Technologies Corp. (a)	26,006	955,200
The Scotts Miracle-Gro Co.	24,047	1,220,866
Valspar Corp. (a)	51,532	1,776,823

		19,535,171

Security Description	Shares	Value*

Commercial Banks—3.5%
Associated Banc-Corp.	90,563	$1,372,030
BancorpSouth, Inc. (a)	38,444	613,182
Bank of Hawaii Corp.	25,233	1,191,250
Cathay General Bancorp	41,093	686,253
City National Corp. (a)	24,274	1,489,453
Commerce Bancshares, Inc.	40,582	1,612,319
Cullen/Frost Bankers, Inc. (a)	31,890	1,949,117
East West Bancorp, Inc.	77,453	1,514,206
FirstMerit Corp. (a)	56,937	1,126,783
Fulton Financial Corp.	104,114	1,076,539
International Bancshares Corp. (a)	27,636	553,549
PacWest Bancorp (a)	16,463	351,979
Prosperity Bancshares, Inc. (a)	24,419	959,178
SVB Financial Group (a) (b)	21,976	1,165,827
Synovus Financial Corp. (a)	410,860	1,084,670
TCF Financial Corp. (a)	66,436	983,917
Trustmark Corp. (a)	29,755	739,114
Valley National Bancorp (a)	84,403	1,206,963
Webster Finanical Corp.	38,336	755,219
Westamerica Bancorp (a)	15,234	845,030

		21,276,578

Commercial Services & Supplies—1.5%
Clean Harbors, Inc. (a) (b)	11,999	1,008,876
Copart, Inc. (b)	36,564	1,365,665
Corrections Corp. of America (b)	57,697	1,445,887
Deluxe Corp.	26,848	618,041
Herman Miller, Inc. (a)	29,876	755,863
HNI Corp.	23,444	731,453
Mine Safety Appliances Co.	16,159	503,030
Rollins, Inc.	33,112	653,952
The Brink’s Co.	24,280	652,646
Waste Connections, Inc. (a)	60,253	1,658,765

		9,394,178

Communications Equipment—1.5%
ADTRAN, Inc. (a)	33,016	1,195,510
Ciena Corp. (a) (b)	48,967	1,030,755
CommScope, Inc. (b)	49,742	1,552,945
Plantronics, Inc.	24,928	927,820
Polycom, Inc. (b)	44,690	1,742,016
Riverbed Technology, Inc. (b)	76,927	2,705,523

		9,154,569

Computers & Peripherals—0.4%
Diebold, Inc.	34,371	1,101,590
NCR Corp. (b)	83,364	1,281,305

		2,382,895

Construction & Engineering—1.3%
Aecom Technology Corp. (b)	62,032	1,735,035
Granite Construction, Inc. (a)	17,856	489,790
KBR, Inc.	79,000	2,407,130
The Shaw Group, Inc. (b)	44,462	1,521,935
URS Corp.	43,302	1,801,796

		7,955,686

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	23,826	$2,197,710

Containers & Packaging—1.5%
Aptargroup, Inc.	35,101	1,669,755
Greif, Inc.	16,287	1,008,165
Packaging Corp. of America	53,667	1,386,755
Rock-Tenn Co.	20,368	1,098,854
Silgan Holdings, Inc. (a)	26,284	941,230
Sonoco Products Co.	53,850	1,813,129
Temple-Inland, Inc.	56,420	1,198,361

		9,116,249

Distributors—0.3%
LKQ Corp. (b)	75,578	1,717,132

Diversified Consumer Services—1.0%
Career Education Corp. (a) (b)	34,444	714,024
ITT Educational Services, Inc. (a) (b)	13,696	872,298
Matthews International Corp.	15,427	539,637
Regis Corp. (a)	30,139	500,307
Service Corp. International	127,912	1,055,274
Sotheby’s	35,096	1,579,320
Strayer Education, Inc. (a)	7,092	1,079,544

		6,340,404

Diversified Financial Services—0.4%
MSCI, Inc. (b)	62,157	2,421,637

Diversified Telecommunication Services—0.3%
Cincinnati Bell, Inc. (b)	105,595	295,666
tw telecom, inc. (b)	79,179	1,350,002

		1,645,668

Electric Utilities—1.6%
Cleco Corp.	31,793	977,953
DPL, Inc.	62,244	1,600,293
Great Plains Energy, Inc.	70,987	1,376,438
Hawaiian Electric Industries, Inc. (a)	49,273	1,122,932
IDACORP, Inc.	25,703	950,497
NV Energy, Inc.	123,071	1,729,147
PNM Resources, Inc.	45,357	590,548
Westar Energy, Inc. (a)	58,292	1,466,627

		9,814,435

Electrical Equipment—1.9%
Acuity Brands, Inc. (a)	22,532	1,299,421
AMETEK, Inc.	83,757	3,287,462
Baldor Electric Co.	24,682	1,555,953
Hubbell, Inc. (Class B)	31,411	1,888,743
Regal-Beloit Corp. (a)	20,200	1,348,552
Thomas & Betts Corp. (b)	27,118	1,309,799
Woodward Governor Co. (a)	31,019	1,165,074

		11,855,004

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—2.2%
Arrow Electronics, Inc. (b)	60,601	$2,075,584
Avnet, Inc. (b)	79,523	2,626,645
Ingram Micro, Inc. (b)	82,056	1,566,449
Itron, Inc. (b)	21,145	1,172,490
National Instruments Corp.	30,694	1,155,322
Tech Data Corp. (b)	24,399	1,074,044
Trimble Navigation, Ltd. (b)	62,843	2,509,321
Vishay Intertechnology, Inc. (b)	86,308	1,267,002

		13,446,857

Energy Equipment & Services—2.4%
Atwood Oceanics, Inc. (b)	29,353	1,096,922
Dril-Quip, Inc. (b)	17,938	1,394,141
Exterran Holdings, Inc. (a) (b)	33,084	792,362
Helix Energy Solutions Group, Inc. (b)	55,186	669,958
Oceaneering International, Inc. (b)	28,319	2,085,128
Patterson-UTI Energy, Inc.	80,656	1,738,137
Pride International, Inc. (b)	91,960	3,034,680
Superior Energy Services, Inc. (b)	41,245	1,443,162
Tidewater, Inc. (a)	26,898	1,448,188
Unit Corp. (b)	20,802	966,877

		14,669,555

Food & Staples Retailing—0.4%
BJ’s Wholesale Club, Inc. (b)	28,575	1,368,743
Ruddick Corp. (a)	22,374	824,258

		2,193,001

Food Products—1.5%
Corn Products International, Inc.	39,571	1,820,266
Flowers Foods, Inc. (a)	39,645	1,066,847
Green Mountain Coffee Roasters, Inc. (b)	60,660	1,993,288
Lancaster Colony Corp. (a)	10,063	575,604
Ralcorp Holdings, Inc. (b)	28,745	1,868,712
Smithfield Foods, Inc. (b)	86,877	1,792,272
Tootsie Roll Industries, Inc. (a)	12,796	370,700

		9,487,689

Gas Utilities—1.9%
AGL Resources, Inc.	40,840	1,464,114
Atmos Energy Corp.	47,319	1,476,353
Energen Corp.	37,620	1,815,541
National Fuel Gas Co.	43,012	2,822,447
Questar Corp.	91,394	1,591,169
UGI Corp.	57,808	1,825,577
WGL Holdings, Inc. (a)	26,727	956,025

		11,951,226

Health Care Equipment & Supplies—3.9%
Beckman Coulter, Inc.	36,239	2,726,260
Edwards Lifesciences Corp. (b)	59,752	4,830,352
Gen-Probe, Inc. (b)	25,228	1,472,054
Hill-Rom Holdings, Inc.	32,998	1,299,131
Hologic, Inc. (b)	136,004	2,559,595

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
IDEXX Laboratories, Inc. (b)	30,093	$2,083,038
Immucor, Inc. (b)	36,635	726,472
Kinetic Concepts, Inc. (a) (b)	32,761	1,372,031
Masimo Corp. (a) (b)	30,829	896,199
ResMed, Inc. (a) (b)	79,121	2,740,751
STERIS Corp. (a)	30,952	1,128,510
Teleflex, Inc.	20,924	1,125,920
Thoratec Corp. (a) (b)	30,598	866,535

		23,826,848

Health Care Providers & Services—3.0%
Community Health Systems, Inc. (b)	48,431	1,809,866
Health Management Associates, Inc. (Class A) (b)	131,153	1,251,200
Health Net, Inc. (b)	50,004	1,364,609
Henry Schein, Inc. (a) (b)	48,288	2,964,400
Kindred Healthcare, Inc. (b)	20,661	379,543
LifePoint Hospitals, Inc. (b)	27,580	1,013,565
Lincare Holdings, Inc. (a)	51,084	1,370,584
Mednax, Inc. (b)	24,957	1,679,357
Omnicare, Inc.	60,672	1,540,462
Owens & Minor, Inc. (a)	33,144	975,428
Universal Health Services, Inc. (Class B)	50,901	2,210,121
VCA Antech, Inc. (a) (b)	45,096	1,050,286
WellCare Health Plans, Inc. (b)	22,260	672,697

		18,282,118

Health Care Technology—0.3%
Allscripts Heathcare Solutions, Inc. (b)	97,913	1,886,784

Hotels, Restaurants & Leisure—2.1%
Bally Technologies, Inc. (b)	28,052	1,183,514
Bob Evans Farms, Inc. (a)	15,905	524,229
Boyd Gaming Corp. (b)	29,332	310,919
Brinker International, Inc.	48,310	1,008,713
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	16,194	3,443,816
International Speedway Corp. (Class A)	15,331	401,212
Life Time Fitness, Inc. (b)	21,921	898,542
Panera Bread Co. (a) (b)	15,880	1,607,215
Scientific Games Corp. (b)	33,078	329,457
The Cheesecake Factory, Inc. (b)	31,011	950,797
Wendy’s/Arby’s Group, Inc.	168,434	778,165
WMS Industries, Inc. (b)	30,232	1,367,696

		12,804,275

Household Durables—1.4%
American Greetings Corp. (a)	20,971	464,717
KB Home	37,783	509,692
MDC Holdings, Inc. (a)	19,735	567,776
Mohawk Industries, Inc. (b)	29,438	1,670,901
NVR, Inc. (b)	2,952	2,039,891
Ryland Group, Inc. (a)	23,089	393,206
Toll Brothers, Inc. (b)	75,522	1,434,918
Tupperware Brands Corp.	33,046	1,575,303

		8,656,404

Security Description	Shares	Value*

Household Products—0.9%
Church & Dwight Co., Inc.	37,226	$2,569,339
Energizer Holdings, Inc. (b)	36,938	2,692,780

		5,262,119

Independent Power Producers & Energy Traders—0.0%
Dynegy, Inc. (b)	53,781	302,249

Industrial Conglomerates—0.2%
Carisle Cos., Inc.	31,915	1,268,302

Insurance—3.8%
American Financial Group, Inc.	41,165	1,329,218
Arthur J. Gallagher & Co.	55,474	1,613,184
Brown & Brown, Inc.	61,212	1,465,415
Everest Re Group, Ltd.	28,630	2,428,397
Fidelity National Financial, Inc.	118,781	1,624,924
First American Financial Corp.	54,552	815,007
HCC Insurance Holdings, Inc.	60,338	1,746,182
Mercury General Corp.	18,640	801,706
Old Republic International Corp. (a)	133,197	1,815,475
Protective Life Corp.	44,831	1,194,298
Reinsurance Group of America, Inc.	38,320	2,058,167
StanCorp Financial Group, Inc.	24,069	1,086,475
The Hanover Insurance Group, Inc.	23,607	1,102,919
Transatlantic Holdings, Inc.	33,096	1,708,415
Unitrin, Inc.	26,047	639,193
W.R. Berkley Corp.	62,239	1,704,104

		23,133,079

Internet Software & Services—1.0%
AOL, Inc. (b)	55,860	1,324,440
Digital River, Inc. (b)	20,774	715,041
Equinix, Inc. (b)	24,070	1,955,928
Rackspace Hosting, Inc. (a) (b)	50,819	1,596,225
ValueClick, Inc. (a) (b)	42,254	677,332

		6,268,966

IT Services—2.2%
Acxiom Corp. (a) (b)	41,976	719,889
Alliance Data Systems Corp. (a) (b)	27,210	1,932,726
Broadridge Financial Solutions, Inc.	65,427	1,434,814
Convergys Corp. (b)	63,755	839,653
CoreLogic, Inc. (b)	54,497	1,009,285
DST Systems, Inc. (c)	18,635	826,462
Gartner, Inc. (Class A) (a) (b)	38,228	1,269,170
Global Payments, Inc.	41,696	1,926,772
Lender Processing Services, Inc.	47,789	1,410,731
Mantech International Corp. (a) (b)	11,802	487,777
NeuStar, Inc. (b)	38,607	1,005,712
SRA International, Inc. (b)	22,413	458,346

		13,321,337

Leisure Equipment & Products—0.3%
Eastman Kodak Co. (b)	140,707	754,189
Polaris Industries, Inc.	17,735	1,383,685

		2,137,874

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—1.5%
Bio-Rad Laboratories, Inc. (b)	10,184	$1,057,608
Charles River Laboratories International, Inc. (a) (b)	30,206	1,073,521
Covance, Inc. (a) (b) (c)	33,938	1,744,753
Mettler-Toledo International, Inc. (b)	17,178	2,597,485
Pharmaceutical Product Development, Inc.	62,199	1,688,081
Techne Corp.	19,407	1,274,458

		9,435,906

Machinery—6.1%
AGCO Corp. (a) (b)	48,692	2,466,737
Bucyrus International, Inc.	42,396	3,790,202
Crane Co.	24,163	992,374
Donaldson Co., Inc.	40,034	2,333,182
Gardner Denver, Inc.	27,464	1,890,073
Graco, Inc. (a)	31,335	1,236,166
Harsco Corp.	42,130	1,193,122
IDEX Corp.	42,852	1,676,370
Joy Global, Inc.	54,047	4,688,577
Kennametal, Inc.	42,961	1,695,241
Lincoln Electric Holdings, Inc.	22,116	1,443,511
Nordson Corp. (a)	17,770	1,632,708
Oshkosh Corp. (b)	47,474	1,672,984
Pentair, Inc. (a)	51,646	1,885,595
SPX Corp.	26,272	1,878,185
Terex Corp. (a)	56,989	1,768,939
Timkin Co.	42,174	2,012,965
Trinity Industries, Inc. (a)	41,735	1,110,568
Valmont Industries, Inc.	11,170	991,114
Wabtec Corp.	25,089	1,326,957

		37,685,570

Marine—0.3%
Alexander & Baldwin, Inc.	21,597	864,528
Kirby Corp. (a) (b)	28,010	1,233,840

		2,098,368

Media—0.8%
DreamWorks Animation SKG, Inc. (b)	37,480	1,104,535
Harte-Hanks, Inc.	20,310	259,359
John Wiley & Sons, Inc.	24,284	1,098,608
Lamar Advertising Co. (Class A) (a) (b)	29,994	1,194,961
Scholastic Corp.	12,433	367,271
The New York Times Co. (Class A) (b)	61,847	606,101

		4,630,835

Metals & Mining—1.3%
Carpenter Technology Corp (a).	23,011	925,963
Commercial Metals Co.	59,845	992,828
Compass Minerals International, Inc.	17,125	1,528,749
Reliance Steel & Aluminum Co.	39,043	1,995,097
Steel Dynamics, Inc.	113,586	2,078,624
Worthington Industries, Inc. (a)	29,063	534,759

		8,056,020

Security Description	Shares	Value*

Multi-Utilities—1.7%
Alliant Energy Corp.	58,012	$2,133,101
Black Hills Corp. (a)	20,539	616,170
MDU Resources Group, Inc.	98,516	1,996,919
NSTAR (a)	54,209	2,287,078
OGE Energy Corp.	51,011	2,323,041
Vectren Corp.	42,730	1,084,488

		10,440,797

Multiline Retail—0.8%
99 Cents Only Stores (b)	24,515	390,769
Dollar Tree, Inc. (b) (c)	65,530	3,674,923
Saks, Inc. (a) (b)	84,199	900,929

		4,966,621

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (b)	29,582	1,123,820

Oil, Gas & Consumable Fuels—3.2%
Arch Coal, Inc.	85,029	2,981,117
Bill Barrett Corp. (a) (b)	24,286	998,883
Cimarex Energy Co.	44,326	3,924,181
Comstock Resources, Inc. (a) (b)	24,761	608,130
Forest Oil Corp. (b)	59,335	2,252,950
Frontier Oil Corp. (b)	55,324	996,385
Overseas Shipholding Group, Inc.	14,010	496,234
Patriot Coal Corp. (b)	41,904	811,681
Plains Exploration & Production Co. (b)	73,316	2,356,376
Quicksilver Resources, Inc. (b)	61,498	906,481
SM Energy Co.	32,998	1,944,572
Southern Union Co.	65,155	1,568,281

		19,845,271

Paper & Forest Products—0.1%
Louisiana-Pacific Corp. (a) (b)	69,053	653,241

Personal Products—0.3%
Alberto-Culver Co.	44,915	1,663,652

Pharmaceuticals—0.9%
Endo Pharmaceuticals Holdings, Inc. (b)	60,490	2,160,098
Medicis Pharmaceutical Corp.	31,726	849,940
Perrigo Co. (a)	43,441	2,751,118

		5,761,156

Professional Services—1.0%
FTI Consulting, Inc. (b)	24,304	906,053
Korn/Ferry International (b)	24,223	559,794
Manpower, Inc.	42,685	2,678,911
Navigant Consulting, Inc. (b)	26,165	240,718
The Corporate Executive Board Co. (a)	17,951	674,060
Towers Watson & Co.	23,704	1,234,030

		6,293,566

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—7.2%
Alexandria Real Estate Equities, Inc.	28,960	$2,121,610
AMB Property Corp.	88,119	2,794,253
BRE Properties, Inc.	33,540	1,458,990
Camden Property Trust	35,940	1,940,041
Corporate Office Properties Trust (a)	35,006	1,223,460
Cousins Properties, Inc. (a)	54,122	451,377
Duke Realty Corp.	131,939	1,643,960
Equity One, Inc.	24,129	438,665
Essex Property Trust, Inc. (a)	16,396	1,872,751
Federal Realty Investment Trust	32,196	2,509,034
Highwoods Properties, Inc.	37,499	1,194,343
Hospitality Properties Trust	64,600	1,488,384
Liberty Property Trust (a)	59,767	1,907,763
Mack-Cali Realty Corp.	41,619	1,375,924
Nationwide Health Properties, Inc.	66,068	2,403,554
Omega Healthcare Investors, Inc.	51,540	1,156,558
Potlatch Corp. (a)	20,936	681,467
Rayonier, Inc.	42,161	2,214,296
Realty Income Corp.	61,278	2,095,708
Regency Centers Corp. (a)	42,843	1,809,688
Senior Housing Properties Trust	73,253	1,607,171
SL Green Realty Corp.	40,955	2,764,872
The Macerich Co. (a)	68,089	3,225,376
UDR, Inc. (a)	95,315	2,241,809
Weingarten Realty Investors (a)	63,015	1,497,236

		44,118,290

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	22,319	1,873,010

Road & Rail—1.2%
Con-Way, Inc.	28,659	1,048,060
J.B. Hunt Transport Services, Inc.	46,447	1,895,502
Kansas City Southern (b)	53,698	2,569,986
Landstar System, Inc.	25,705	1,052,363
Werner Enterprises, Inc. (a)	23,184	523,958

		7,089,869

Semiconductors & Semiconductor Equipment—3.1%
Atmel Corp. (b) (c)	239,831	2,954,718
Cree, Inc. (b)	56,759	3,739,851
Fairchild Semiconductor International, Inc. (b)	64,809	1,011,668
Integrated Device Technology, Inc. (b)	80,341	535,071
International Rectifier Corp. (b)	36,311	1,078,074
Intersil Corp. (a)	65,075	993,695
Lam Research Corp. (b)	64,357	3,332,405
RF Micro Devices, Inc. (b)	143,827	1,057,128
Semtech Corp. (b)	32,636	738,879
Silicon Laboratories, Inc. (b)	22,885	1,053,168
Skyworks Solutions, Inc. (b)	95,917	2,746,104

		19,240,761

Software—4.2%
ACI Worldwide, Inc. (a) (b)	17,375	466,866
Advent Software, Inc. (b)	8,361	484,269

Security Description	Shares	Value*

Software—(Continued)
ANSYS, Inc. (b)	47,621	$2,479,626
Cadence Design Systems, Inc. (b)	139,835	1,155,037
Concur Technologies, Inc. (b)	23,860	1,239,050
FactSet Research Systems, Inc.	24,263	2,274,899
Fair Isaac Corp. (a)	20,873	487,802
Informatica Corp. (b)	49,109	2,162,269
Jack Henry & Associates, Inc. (a)	44,808	1,306,153
Mentor Graphics Corp. (b)	57,393	688,716
MICROS Systems, Inc. (b)	42,169	1,849,532
Parametric Technology Corp. (b)	61,675	1,389,538
Quest Software, Inc. (b)	31,469	872,950
Rovi Corp. (b)	55,037	3,412,845
Solera Holdings, Inc.	36,762	1,886,626
Synopsys, Inc. (b)	77,744	2,092,091
TIBCO Software, Inc. (b)	87,379	1,722,240

		25,970,509

Specialty Retail—4.0%
Aaron’s, Inc. (a)	38,179	778,470
Advance Auto Parts, Inc.	43,986	2,909,674
Aeropostale, Inc. (b)	48,383	1,192,157
American Eagle Outfitters, Inc.	102,406	1,498,200
AnnTaylor Stores Corp. (a) (b)	30,333	830,821
Ascena Retail Group, Inc. (b)	36,266	958,148
Barnes & Noble, Inc. (a)	20,488	289,905
Chico’s FAS, Inc.	92,942	1,118,092
Collective Brands, Inc. (b)	33,690	710,859
Dick’s Sporting Goods, Inc. (b)	46,382	1,739,325
Foot Locker, Inc.	81,467	1,598,383
Guess?, Inc.	33,224	1,572,160
J. Crew Group, Inc. (b)	33,458	1,443,378
Office Depot, Inc. (b)	144,993	782,962
PetSmart, Inc.	61,544	2,450,682
Rent-A-Center, Inc. (a) (b)	33,580	1,083,962
Tractor Supply Co.	38,156	1,850,184
Williams-Sonoma, Inc. (a)	55,552	1,982,651

		24,790,013

Textiles, Apparel & Luxury Goods—1.6%
Deckers Outdoor Corp. (b)	20,171	1,608,436
Fossil, Inc. (b)	26,891	1,895,278
Hanesbrands, Inc. (b)	50,122	1,273,099
Phillips-Van Heusen Corp.	34,733	2,188,526
The Timberland Co. (Class A) (b)	20,199	496,693
The Warnaco Group, Inc. (b)	23,290	1,282,580
Under Armour, Inc. (b)	18,414	1,009,824

		9,754,436

Thrifts & Mortgage Finance—1.3%
Astoria Financial Corp. (a)	43,025	598,478
First Niagara Financial Group, Inc. (a)	109,424	1,529,748
New York Community Bancorp, Inc. (a)	227,962	4,297,084
NewAlliance Bancshares, Inc.	54,988	823,720
Washington Federal, Inc.	58,883	996,300

		8,245,330

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—0.1%
Universal Corp. (a)	12,451	$506,756

Trading Companies & Distributors—0.7%
GATX Corp. (a)	24,229	854,799
MSC Industrial Direct Co.	23,321	1,508,636
United Rentals, Inc. (a) (b)	31,677	720,652
Watsco, Inc.	14,581	919,769

		4,003,856

Water Utilities—0.3%
Aqua America, Inc. (a)	71,976	1,618,020

Wireless Telecommunication Services—0.5%
Syniverse Holdings, Inc. (b)	36,743	1,133,521
Telephone & Data Systems, Inc.	48,083	1,757,434

		2,890,955

Total Common Stock (Identified Cost $497,582,602)		581,256,504

Mutual Funds—3.0%

Exchange Traded Funds—3.0%
SPDR S&P MidCap 400 ETF Trust (a)	112,000	18,444,160

Total Mutual Funds (Identified Cost $16,838,888)		18,444,160

Short Term Investments—13.5%
Security Description	Shares/Par Amount	Value*

Discount Notes—2.2%
Federal Home Loan Bank
0.030%, 01/14/11	$13,375,000	13,374,855

Short Term Investments—(Continued)
Security Description	Shares/Par Amount	Value*

Mutual Funds—11.0%
State Street Navigator Securities Lending Prime Portfolio (d)	67,416,412	$67,416,412

U.S. Treasury—0.3%
U.S. Treasury Bills
0.064%, 01/27/11	$1,900,000	1,899,967

Total Short Term Investments (Identified Cost $82,691,233)		82,691,234

Total Investments—111.2% (Identified Cost $597,112,723) (e)		682,391,898
Liabilities in excess of other assets		(68,973,549)

Net Assets—100.0%		$613,418,349

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $65,678,549 and the collateral received consisted of cash in the amount of $67,416,412 and non-cash collateral with a value of $248,158. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $605,294,071. The aggregate unrealized appreciation and depreciation of investments was $124,328,787 and $(47,230,960), respectively, resulting in net unrealized appreciation of $77,097,827 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Net Unrealized Appreciation
S&P MidCap 400 Index Futures	3/17/2011	31	$13,750,955	$14,032,150	$281,195

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$581,256,504	$—	$—	$581,256,504
Total Mutual Funds*	18,444,160	—	—	18,444,160
Short Term Investments
Discount Notes	—	13,374,855	—	13,374,855
Mutual Funds	67,416,412	—	—	67,416,412
U.S. Treasury	—	1,899,967	—	1,899,967
Total Short Term Investments	67,416,412	15,274,822	—	82,691,234
Total Investments	$667,117,076	$15,274,822	$—	$682,391,898

Futures Contracts**
Futures Contracts Long (Net Appreciation)	$281,195	$—	$—	$281,195

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$682,391,898
Receivable for:
Securities sold		5,132,449
Fund shares sold		216,617
Accrued interest and dividends		507,377

Total Assets		688,248,341
Liabilities
Payable for:
Securities purchased	$1,325,160
Due to custodian	2,018,778
Fund shares redeemed	3,640,382
Futures variation margin	97,650
Collateral for securities loaned	67,416,412
Accrued expenses:
Management fees	125,105
Distribution and service fees	72,148
Deferred directors’ fees	17,118
Other expenses	117,239

Total Liabilities		74,829,992

Net Assets		$613,418,349

Net assets consists of:
Paid in surplus		$505,066,776
Undistributed net investment income		4,804,222
Accumulated net realized gains		17,986,981
Unrealized appreciation on investments		85,560,370

Net Assets		$613,418,349

Net Assets
Class A		$257,414,353
Class B		267,850,388
Class E		46,892,571
Class G		41,261,037
Capital Shares (Authorized) Outstanding
Class A (35,000,000)		18,552,139
Class B (35,000,000)		19,480,597
Class E (7,500,000)		3,397,177
Class G (7,500,000)		3,011,282
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.88
Class B		13.75
Class E		13.80
Class G		13.70

(a)	Identified cost of investments was $597,112,723.
(b)	Includes securities on loan with a value of $65,678,549.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$6,892,972
Interest (a)		289,529

		7,182,501
Expenses
Management fees	$1,299,853
Distribution and service fees—Class B	567,221
Distribution and service fees—Class E	66,484
Distribution and service fees—Class G	64,330
Directors’ fees and expenses	48,653
Custodian and accounting	63,227
Audit and tax services	38,412
Legal	9,476
Shareholder reporting	138,375
Insurance	5,886
Miscellaneous	11,612

Total expenses	2,313,529
Management fee waivers	(36,396)	2,277,133

Net Investment Income		4,905,368

Net Realized and Unrealized Gain
Net realized gain on:
Investments	25,447,544
Futures contracts	2,981,060	28,428,604

Net change in unrealized appreciation (depreciation) on:
Investments	92,236,938
Futures contracts	(51,125)	92,185,813

Net realized and unrealized gain		120,614,417

Net Increase in Net Assets From Operations		$125,519,785

(a)	Includes net income on securities loaned of $274,441.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,905,368	$5,017,706
Net realized gain	28,428,604	3,338,191
Net change in unrealized appreciation	92,185,813	118,714,942

Increase in net assets from operations	125,519,785	127,070,839

From Distributions to Shareholders
Net investment income
Class A	(2,255,122)	(3,305,570)
Class B	(1,817,256)	(2,420,508)
Class E	(400,350)	(667,856)
Class G	(118,391)	0

	(4,591,119)	(6,393,934)

Net realized capital gain
Class A	(284,259)	(7,272,254)
Class B	(283,946)	(6,296,592)
Class E	(57,193)	(1,627,370)
Class G	(20,180)	0

	(645,578)	(15,196,216)

Total distributions	(5,236,697)	(21,590,150)

Increase in net assets from capital share transactions	19,584,660	30,366,436

Total increase in net assets	139,867,748	135,847,125

Net Assets
Beginning of the period	473,550,601	337,703,476

End of the period	$613,418,349	$473,550,601

Undistributed Net Investment Income
End of the period	$4,804,222	$4,377,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,031,032	$24,732,824	2,124,074	$19,012,606
Reinvestments	201,378	2,539,381	1,299,487	10,577,824
Redemptions	(3,045,674)	(36,769,075)	(3,274,580)	(29,874,208)

Net increase (decrease)	(813,264)	$(9,496,870)	148,981	$(283,778)

Class B
Sales	3,147,835	$37,415,035	3,926,034	$35,157,702
Reinvestments	167,828	2,101,202	1,077,515	8,717,100
Redemptions	(2,493,570)	(29,678,256)	(1,889,535)	(17,385,028)

Net increase	822,093	$9,837,981	3,114,014	$26,489,774

Class E
Sales	327,290	$3,943,871	273,216	$2,448,230
Reinvestments	36,429	457,543	283,012	2,295,226
Redemptions	(1,016,243)	(12,176,731)	(918,325)	(8,251,691)

Net decrease	(652,524)	$(7,775,317)	(362,097)	$(3,508,235)

Class G
Sales	2,663,062	$31,896,204	891,164	$8,989,614
Reinvestments	11,103	138,571	0	0
Redemptions	(428,092)	(5,015,909)	(125,955)	(1,320,939)

Net increase	2,246,073	$27,018,866	765,209	$7,668,675

Increase derived from capital share transactions		$19,584,660		$30,366,436

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.10	$8.66	$15.03	$14.64	$14.43

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.15 (a)	0.18 (a)	0.20 (a)	0.18
Net realized and unrealized gain (loss) on investments	2.79	2.85	(5.12)	0.95	1.27

Total from investment operations	2.92	3.00	(4.94)	1.15	1.45

Less Distributions
Distributions from net investment income	(0.12)	(0.17)	(0.19)	(0.12)	(0.19)
Distributions from net realized capital gains	(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.14)	(0.56)	(1.43)	(0.76)	(1.24)

Net Asset Value, End of Period	$13.88	$11.10	$8.66	$15.03	$14.64

Total Return (%)	26.28	36.99	(36.17)	7.78	10.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.34	0.33	0.32	0.34
Net ratio of expenses to average net assets (%) (b)	0.30	0.34	0.32	0.31	0.33
Ratio of net investment income to average net assets (%)	1.07	1.59	1.52	1.33	1.28
Portfolio turnover rate (%)	22	21	33	37	34
Net assets, end of period (in millions)	$257.41	$214.99	$166.32	$277.84	$261.59

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.01	$8.58	$14.91	$14.53	$14.32

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.12 (a)	0.15 (a)	0.16 (a)	0.14
Net realized and unrealized gain (loss) on investments	2.76	2.85	(5.09)	0.94	1.26

Total from investment operations	2.86	2.97	(4.94)	1.10	1.40

Less Distributions
Distributions from net investment income	(0.10)	(0.15)	(0.15)	(0.08)	(0.14)
Distributions from net realized capital gains	(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.12)	(0.54)	(1.39)	(0.72)	(1.19)

Net Asset Value, End of Period	$13.75	$11.01	$8.58	$14.91	$14.53

Total Return (%)	25.99	36.78	(36.38)	7.52	9.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.59	0.58	0.57	0.59
Net ratio of expenses to average net assets (%) (b)	0.55	0.59	0.57	0.56	0.58
Ratio of net investment income to average net assets (%)	0.83	1.34	1.29	1.07	1.03
Portfolio turnover rate (%)	22	21	33	37	34
Net assets, end of period (in millions)	$267.85	$205.42	$133.39	$192.04	$157.77

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.05	$8.61	$14.96	$14.57	$14.37

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.13 (a)	0.17 (a)	0.18 (a)	0.17
Net realized and unrealized gain (loss) on investments	2.76	2.86	(5.12)	0.95	1.24

Total from investment operations	2.87	2.99	(4.95)	1.13	1.41

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.16)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.12)	(0.55)	(1.40)	(0.74)	(1.21)

Net Asset Value, End of Period	$13.80	$11.05	$8.61	$14.96	$14.57

Total Return (%)	26.08	36.93	(36.32)	7.66	9.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.49	0.48	0.47	0.49
Net ratio of expenses to average net assets (%) (b)	0.45	0.49	0.47	0.46	0.48
Ratio of net investment income to average net assets (%)	0.92	1.45	1.36	1.18	1.12
Portfolio turnover rate (%)	22	21	33	37	34
Net assets, end of period (in millions)	$46.89	$44.75	$37.99	$69.90	$70.16

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$10.97	$8.19

Income (Loss) From Investment Operations
Net investment income	0.10 (a)	0.09	(a)
Net realized and unrealized gain on investments	2.74	2.69

Total from investment operations	2.84	2.78

Less Distributions
Distributions from net investment income	(0.09)	0.00
Distributions from net realized capital gains	(0.02)	0.00

Total distributions	(0.11)	0.00

Net Asset Value, End of Period	$13.70	$10.97

Total Return (%)	25.92	33.94	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.64	(e)
Net ratio of expenses to average net assets (%) (b)	0.60	0.64	(e)
Ratio of net investment income to average net assets (%)	0.82	1.35	(e)
Portfolio turnover rate (%)	22	21
Net assets, end of period (in millions)	$41.26	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2010 were $1,299,853.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2010 were $119,586.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Directors deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$130,215,944	$0	$109,585,838

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below is the certain type of derivative instrument utilized by the Portfolio.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2010, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2010, the unrealized appreciation on open equity index futures contracts was $281,195. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $2,981,060 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $(51,125) which is shown under net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$5,236,697	$6,458,457	$—	$15,131,693	$—	$—	$5,236,697	$21,590,150

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,355,197	$21,915,666	$77,097,827	$—	$108,368,690

MSF-20

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-24

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-25

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ proposal to institute revised subadvisory fee schedules for the MetLife Stock Index Portfolio, the Barclays Capital Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the MetLife Mid Cap Stock Index Portfolio (the “Index Portfolios”) effective May 1, 2011. The Directors recognized that the subadviser to each Index Portfolio was an affiliate of MetLife Advisers and that MetLife Advisers, not the Index Portfolios, pays any applicable subadvisory fees. With respect to these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

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Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 13.47% and 13.17%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderate Index1, returned 13.84%.

MARKET ENVIRONMENT/CONDITIONS

Overall, it was a good year for investors as most capital markets produced positive returns; however, volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Midcap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., foreign growth style stocks outperformed foreign value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate Allocation Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 40% to fixed income and 60% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Moderate Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. The overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance due in part to strong relative performance in the fixed income portfolios.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were U.K. industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Resources (Canada). The Pioneer Fund Portfolio also contributed to relative performance due in part to an overweight and strong security selection in the Industrials sector: they owned manufacturers PACCAR, Deere, and Caterpillar. The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors. In addition, the inclusion of two “out-of-index” foreign equity portfolios—the MFS Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value’s underperformance occurred in the first half of the year when weak stock selection in the Financials sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS Value Portfolio was hurt most by its stock selection in Energy: Total S.A. (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy. The Met/Artisan Mid Cap Value Portfolio’s relative performance was hurt by several of its holdings in the Information Technology sector: SAIC, Inc., National Semiconductor Corp., and Total System Services, Inc. The portfolio’s underweight in the strong performing REIT sector, a major part of the Russell Midcap Value Index, also hurt relative performance.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond portfolio and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, had exposure to emerging market debt, and maintained effective tactical duration positioning. Although its target weight in the Portfolio was only 3%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	13.47	3.85	4.92
Class B	13.17	3.59	4.65
Dow Jones Moderate Index	13.84	5.09	6.26

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Total Net Assets
PIMCO Total Return Portfolio, (Class A)	19.2
Western Asset Management U.S. Government Portfolio, (Class A)	5.7
T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.2
Pioneer Fund Portfolio, (Class A)	5.1
Jennison Growth Portfolio, (Class A)	5.1
Davis Venture Value Portfolio, (Class A)	5.0
MFS Value Portfolio, (Class A)	5.0
Met/Franklin Mutual Shares Portfolio, (Class A)	4.9
MFS Research International Portfolio, (Class A)	3.1
Harris Oakmark International Portfolio, (Class A)	3.1

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)(b)	Actual	0.72%	$1,000.00	$1,154.40	$3.91
	Hypothetical*	0.72%	$1,000.00	$1,021.53	$3.67

Class B(a)(b)	Actual	0.97%	$1,000.00	$1,152.60	$5.26
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.94

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	13,496,266	$134,692,739
BlackRock Bond Income Portfolio, (Class A) (a)	1,175,474	127,350,892
BlackRock High Yield Portfolio, (Class A) (b)	5,163,825	44,925,280
BlackRock Large Cap Value Portfolio, (Class A) (a)	12,958,402	132,564,451
Clarion Global Real Estate Portfolio, (Class A) (b)	4,426,563	45,283,737
Davis Venture Value Portfolio, (Class A) (a)	7,089,431	221,544,707
Dreman Small Cap Value Portfolio, (Class A) (b)	6,249,888	92,810,840
Harris Oakmark International Portfolio, (Class A) (b)	9,944,794	137,039,258
Invesco Small Cap Growth Portfolio, (Class A) (b)	6,667,690	94,614,525
Jennison Growth Portfolio, (Class A) (a)	18,663,087	226,009,979
Lazard Mid Cap Portfolio, (Class A) (b)	8,109,139	92,606,363
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	6,889,413	89,424,577
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	530,038	89,682,363
Met/Dimensional International Small Company Portfolio, (Class A) (a)	5,708,869	95,223,928
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	8,372,963	86,576,442
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	24,366,291	217,103,654
Met/Templeton International Bond Portfolio, (Class A) (b)	10,558,119	131,342,996
MFS Emerging Markets Equity Portfolio, (Class A) (b)	8,203,475	95,488,446
MFS Research International Portfolio, (Class A) (b)	13,606,125	139,870,965

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	17,910,772	$220,481,602
Neuberger Berman Genesis Portfolio, (Class A) (a)	4,070,553	46,689,244
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	3,771,092	43,103,586
PIMCO Total Return Portfolio, (Class A) (b)	68,449,147	853,560,859
Pioneer Fund Portfolio, (Class A) (b)	16,084,598	227,597,058
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	15,338,483	230,844,175
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	9,539,613	94,442,170
Van Eck Global Natural Resources Portfolio, (Class A) (a)	5,729,817	103,480,488
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	6,752,929	87,112,789
Western Asset Management U.S. Government Portfolio, (Class A) (a)	20,773,962	252,819,119

Total Mutual Funds (Identified Cost $3,877,365,737)		4,454,287,232

Total Investments—100.0% (Identified Cost $3,877,365,737) (c)		4,454,287,232
Liabilities in excess of other assets		(1,140,844)

Net Assets—100.0%		$4,453,146,388

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $3,973,564,103. The aggregate unrealized appreciation and depreciation of investments was $577,891,878 and $(97,168,749), respectively, resulting in net unrealized appreciation of $480,723,129 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,454,287,232	$—	$—	$4,454,287,232
Total Investments	$4,454,287,232	$—	$—	$4,454,287,232

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Affiliated investments at value (a)		$4,454,287,232
Receivable for:
Fund shares sold		4,813,226

Total Assets		4,459,100,458
Liabilities
Payable for:
Securities purchased	$3,770,230
Fund shares redeemed	1,042,996
Accrued expenses:
Management fees	216,834
Distribution and service fees	876,043
Deferred directors’ fees	17,118
Other expenses	30,849

Total Liabilities		5,954,070

Net Assets		$4,453,146,388

Net assets consists of:
Paid in surplus		$4,288,094,799
Undistributed net investment income		71,486,109
Accumulated net realized losses		(483,356,015)
Unrealized appreciation on investments		576,921,495

Net Assets		$4,453,146,388

Net Assets
Class A		$233,418,939
Class B		4,219,727,449
Capital Shares (Authorized) Outstanding
Class A (40,000,000)		20,950,856
Class B (505,000,000)		380,011,769
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.14
Class B		11.10

(a)	Identified cost of investments was $3,877,365,737.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios		$72,554,835

Expenses
Management fees	$2,227,740
Distribution and service fees—Class B	8,746,725
Directors’ fees and expenses	13,406
Custodian and accounting	24,925
Audit and tax services	22,820
Legal	67,451
Miscellaneous	13,044

Total expenses		11,116,111

Net Investment Income		61,438,724

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(21,539,015)
Capital gains distributions from Underlying Portfolios	16,896,863	(4,642,152)

Net change in unrealized appreciation on:
Investments		428,717,051

Net realized and unrealized gain		424,074,899

Net Increase in Net Assets From Operations		$485,513,623

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets: From Operations
Net investment income	$61,438,724	$78,224,723
Net realized loss	(4,642,152)	(418,868,933)
Net change in unrealized appreciation	428,717,051	961,295,299

Increase in net assets from operations	485,513,623	620,651,089

From Distributions to Shareholders
Net investment income
Class A	(5,670,403)	(4,814,360)
Class B	(86,395,866)	(65,457,876)

	(92,066,269)	(70,272,236)

Net realized capital gain
Class A	0	(2,318,025)
Class B	0	(34,540,503)

	0	(36,858,528)

Total distributions	(92,066,269)	(107,130,764)

Increase in net assets from capital share transactions	840,468,736	653,205,063

Total increase in net assets	1,233,916,090	1,166,725,388

Net Assets
Beginning of the period	3,219,230,298	2,052,504,910

End of the period	$4,453,146,388	$3,219,230,298

Undistributed Net Investment Income
End of the period	$71,486,109	$90,873,242

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,310,641	$44,670,037	4,419,204	$38,804,658
Reinvestments	542,622	5,670,403	907,428	7,132,385
Redemptions	(2,617,444)	(27,064,696)	(2,748,943)	(23,627,556)

Net increase	2,235,819	$23,275,744	2,577,689	$22,309,487

Class B
Sales	89,485,659	$925,921,933	75,812,027	$671,357,578
Reinvestments	8,275,466	86,395,866	12,738,647	99,998,379
Redemptions	(19,086,677)	(195,124,807)	(16,303,578)	(140,460,381)

Net increase	78,674,448	$817,192,992	72,247,096	$630,895,576

Increase derived from capital share transactions		$840,468,736		$653,205,063

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.09	$8.40	$12.00	$11.52	$10.82

Income (Loss) From Investment Operations
Net investment income	0.20 (a)	0.30 (a)	0.25 (a)	0.17 (a)	0.24
Net realized and unrealized gain (loss) on investments	1.14	1.83	(3.59)	0.36	1.04

Total from investment operations	1.34	2.13	(3.34)	0.53	1.28

Less Distributions
Distributions from net investment income	(0.29)	(0.30)	(0.12)	(0.03)	(0.24)
Distributions from net realized capital gains	0.00	(0.14)	(0.14)	(0.02)	(0.34)

Total distributions	(0.29)	(0.44)	(0.26)	(0.05)	(0.58)

Net Asset Value, End of Period	$11.14	$10.09	$8.40	$12.00	$11.52

Total Return (%)	13.47	26.84	(28.43)	4.55	12.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.06	0.07	0.07	0.09	0.11
Net ratio of expenses to average net assets (%) (b)(c)	0.06	0.07	0.07	0.09	0.10
Ratio of net investment income to average net assets (%) (d)	1.95	3.44	2.38	1.44	1.67
Portfolio turnover rate (%)	14	32	24	14	19
Net assets, end of period (in millions)	$233.42	$188.75	$135.50	$171.93	$90.13

	Class B
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.06	$8.37	$11.96	$11.48		$10.81

Income (Loss) From Investment Operations
Net investment income	0.17 (a)	0.27 (a)	0.21 (a)	0.12	(a)	0.22
Net realized and unrealized gain (loss) on investments	1.14	1.83	(3.57)	0.38		1.02

Total from investment operations	1.31	2.10	(3.36)	0.50		1.24

Less Distributions
Distributions from net investment income	(0.27)	(0.27)	(0.09)	(0.00	) (e)	(0.23)
Distributions from net realized capital gains	0.00	(0.14)	(0.14)	(0.02)		(0.34)

Total distributions	(0.27)	(0.41)	(0.23)	(0.02)		(0.57)

Net Asset Value, End of Period	$11.10	$10.06	$8.37	$11.96		$11.48

Total Return (%)	13.17	26.53	(28.63)	4.35		11.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.31	0.32	0.32	0.34		0.36
Net ratio of expenses to average net assets (%) (b)(c)	0.31	0.32	0.32	0.34		0.35
Ratio of net investment income to average net assets (%) (d)	1.64	3.11	2.08	0.98		0.98
Portfolio turnover rate (%)	14	32	24	14		19
Net assets, end of period (in millions)	$4,219.73	$3,030.48	$1,917.00	$2,127.61		$650.79

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(e)	Distribution from net investment income was less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book

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Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$2,227,740	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy is subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

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Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively. There were no expenses deferred during 2010.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2010 were $1,330,607,104 and $503,560,019, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2010
Artio International Stock	6,841,804	6,732,623	78,161	13,496,266
BlackRock Bond Income	879,207	336,462	40,195	1,175,474
BlackRock High Yield	3,998,385	1,318,378	152,938	5,163,825
BlackRock Large Cap Value	20,845,478	3,829,366	11,716,442	12,958,402
Clarion Global Real Estate	3,417,427	1,262,637	253,501	4,426,563
Davis Venture Value	7,056,886	1,555,586	1,523,041	7,089,431
Dreman Small Cap Value	5,321,745	1,472,950	544,807	6,249,888
Harris Oakmark International	8,118,350	2,015,751	189,307	9,944,794
Invesco Small Cap Growth	5,941,408	1,319,844	593,562	6,667,690
Jennison Growth	15,317,614	4,060,895	715,422	18,663,087
Lazard Mid Cap	3,519,078	4,710,221	120,160	8,109,139
Lord Abbett Bond Debenture	5,204,119	1,790,966	105,672	6,889,413
Met/Artisan Mid Cap Value	682,345	122,612	274,919	530,038
Met/Dimensional International Small Co.	4,313,789	1,496,922	101,842	5,708,869
Met/Eaton Vance Floating Rate	0	8,415,010	42,047	8,372,963
Met/Franklin Mutual Shares	23,854,663	5,318,019	4,806,391	24,366,291
Met/Templeton International Bond	11,388,228	2,262,497	3,092,606	10,558,119
MFS Emerging Markets Equity	3,486,667	4,966,617	249,809	8,203,475
MFS Research International	6,848,075	6,836,395	78,345	13,606,125
MFS Value	17,557,717	3,988,593	3,635,538	17,910,772
Neuberger Berman Genesis	0	4,092,458	21,905	4,070,553
PIMCO Inflation Protected	2,760,217	1,083,198	72,323	3,771,092
PIMCO Total Return	53,848,624	16,412,135	1,811,612	68,449,147
Pioneer Fund	13,433,462	3,308,508	657,372	16,084,598
T. Rowe Price Large Cap Growth	13,063,418	3,167,843	892,778	15,338,483
T. Rowe Price Mid Cap Growth	8,696,467	1,843,856	1,000,710	9,539,613
Van Eck Global Natural Resources	4,467,834	1,621,348	359,365	5,729,817
Western Asset Management Strategic Bond Opportunities	10,204,842	2,289,863	5,741,776	6,752,929
Western Asset Management U.S. Government	5,150,901	16,144,766	521,705	20,773,962

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MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2010
Artio International Stock	$(472,394)	$0	$1,089,329	$134,692,739
BlackRock Bond Income	412,337	0	4,097,288	127,350,892
BlackRock High Yield	(42,428)	0	2,346,296	44,925,280
BlackRock Large Cap Value	(39,097,802)	0	2,233,360	132,564,451
Clarion Global Real Estate	(1,480,805)	0	3,084,527	45,283,737
Davis Venture Value	(10,925,980)	0	2,132,456	221,544,707
Dreman Small Cap Value	(284,178)	0	606,306	92,810,840
Harris Oakmark International	(947,213)	0	2,228,314	137,039,258
Invesco Small Cap Growth Portfolio	(1,264,132)	0	0	94,614,525
Jennison Growth	(264,655)	0	1,067,005	226,009,979
Lazard Mid Cap	(190,113)	0	388,040	92,606,363
Lord Abbett Bond Debenture	(63,486)	0	4,462,825	89,424,577
Met/Artisan Mid Cap Value	11,714,894	0	814,099	89,682,363
Met/Dimensional International Small Company	419,242	3,831,274	1,162,561	95,223,928
Met/Eaton Vance Floating Rate	(4,424)	0	0	86,576,442
Met/Franklin Mutual Shares	10,442,153	2,734,395	0	217,103,654
Met/Templeton International Bond	5,903,175	48,861	1,037,703	131,342,996
MFS Emerging Markets Equity	1,048,842	0	442,934	95,488,446
MFS Research International	(338,437)	0	1,324,406	139,870,965
MFS Value	(5,681,621)	0	3,035,143	220,481,602
Neuberger Berman Genesis	(19,552)	0	0	46,689,244
PIMCO Inflation Protected	65,669	918,134	877,942	43,103,586
PIMCO Total Return	1,131,745	3,934,253	27,242,000	853,560,859
Pioneer Fund	2,104,225	0	1,615,604	227,597,058
T. Rowe Price Large Cap Growth	(1,484,759)	0	485,754	230,844,175
T. Rowe Price Mid Cap Growth	2,662,332	0	0	94,442,170
Van Eck Global Natural Resources	1,761,961	5,233,946	357,394	103,480,488
Western Asset Management Strategic Bond Opportunities	3,386,337	0	8,564,353	87,112,789
Western Asset Management U.S. Government	(29,948)	196,000	1,859,196	252,819,119

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$92,066,269	$70,571,746	$—	$36,559,018	$—	$—	$92,066,269	$107,130,764

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$71,503,227	$—	$480,723,129	$(387,157,649)	$165,068,707

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $382,387,856 in capital loss carryforwards expiring on December 31, 2017 and $4,769,793 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

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Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk or loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying portfolio. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

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Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

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Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.;

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

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Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

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Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 14.89% and 14.70%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Aggressive Index1, returned 16.58%.

MARKET ENVIRONMENT/CONDITIONS

Overall, it was a good year for investors as most capital markets produced positive returns; however, volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Midcap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., foreign growth style stocks outperformed foreign value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 20% to fixed income and 80% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Moderately Aggressive Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. The overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were U.K. industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Resources (Canada). The Pioneer Fund Portfolio also contributed to relative performance due in part to an overweight and strong security selection in the Industrials sector: they owned manufacturers PACCAR, Deere, and Caterpillar. The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors. In addition, the inclusion of two “out-of-index” foreign equity portfolios—the MFS Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value’s underperformance occurred in the first half of the year when weak stock selection in the Financials sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS Value Portfolio was hurt most by its stock selection in Energy: Total S.A. (France) and EOG Resources. While an overweight in the strong

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy. The Met/Artisan Mid Cap Value Portfolio’s relative performance was hurt by several of its holdings in the Information Technology sector: SAIC, Inc., National Semiconductor Corp., and Total System Services, Inc. The portfolio’s underweight in the strong performing REIT sector, a major part of the Russell Midcap Value Index, also hurt relative performance.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond portfolio and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, had exposure to emerging market debt, and maintained effective tactical duration positioning. Although its target weight in the Portfolio was only 3%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	14.89	2.90	4.45
Class B	14.70	2.65	4.20
Dow Jones Moderately Aggressive Index	16.58	5.00	6.84

1 The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	13.0
Davis Venture Value Portfolio, (Class A)	6.9
T. Rowe Price Large Cap Growth Portfolio, (Class A)	6.1
Pioneer Fund Portfolio, (Class A)	6.1
Jennison Growth Portfolio, (Class A)	6.0
MFS Value Portfolio, (Class A)	5.9
Invesco Small Cap Growth Portfolio, (Class A)	4.2
MFS Research International Portfolio, (Class A)	4.1
Harris Oakmark International Portfolio, (Class A)	4.1
Met/Artisan Mid Cap Value Portfolio, (Class A)	4.0

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)(b)	Actual	0.74%	$1,000.00	$1,202.20	$4.11
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

Class B(a)(b)	Actual	0.99%	$1,000.00	$1,201.50	$5.49
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	11,698,339	$116,749,422
BlackRock High Yield Portfolio, (Class A) (b)	3,340,859	29,065,477
BlackRock Large Cap Value Portfolio, (Class A) (a)	8,355,883	85,480,680
Clarion Global Real Estate Portfolio, (Class A) (b)	5,725,361	58,570,441
Davis Venture Value Portfolio, (Class A) (a)	6,475,636	202,363,623
Dreman Small Cap Value Portfolio, (Class A) (b)	6,028,340	89,520,847
Harris Oakmark International Portfolio, (Class A) (b)	8,659,319	119,325,421
Invesco Small Cap Growth Portfolio, (Class A) (b)	8,698,400	123,430,300
Janus Forty Portfolio, (Class A) (b)	1,227,692	85,778,813
Jennison Growth Portfolio, (Class A) (a)	14,454,858	175,048,326
Lazard Mid Cap Portfolio, (Class A) (b)	7,925,485	90,509,034
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,439,405	57,623,473
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	690,674	116,862,008
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,725,991	62,149,538
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	12,680,833	112,986,223
Met/Templeton International Bond Portfolio, (Class A) (b)	6,896,962	85,798,210
MFS Emerging Markets Equity Portfolio, (Class A) (b)	7,971,448	92,787,651

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	11,756,542	$120,857,253
MFS Value Portfolio, (Class A) (a)	14,007,706	172,434,865
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,653,925	30,440,523
PIMCO Total Return Portfolio, (Class A) (b)	30,612,032	381,732,042
Pioneer Fund Portfolio, (Class A) (b)	12,553,739	177,635,406
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	11,889,880	178,942,690
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	9,326,481	92,332,164
Van Eck Global Natural Resources Portfolio, (Class A) (a)	3,690,432	66,649,206

Total Mutual Funds (Identified Cost $2,527,665,098)		2,925,073,636

Total Investments—100.0% (Identified Cost $2,527,665,098) (c)		2,925,073,636
Liabilities in excess of other assets		(761,167)

Net Assets—100.0%		$2,924,312,469

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $2,622,994,691. The aggregate unrealized appreciation and depreciation of investments was $427,215,339 and $(125,136,394), respectively, resulting in net unrealized appreciation of $302,078,945 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,925,073,636	$—	$—	$2,925,073,636
Total Investments	$2,925,073,636	$—	$—	$2,925,073,636

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Affiliated investments at value (a)		$2,925,073,636
Receivable for:
Fund shares sold		530,618

Total Assets		2,925,604,254
Liabilities
Payable for:
Securities purchased	$118,278
Fund shares redeemed	412,340
Accrued expenses:
Management fees	154,562
Distribution and service fees	561,960
Deferred directors’ fees	17,118
Other expenses	27,527

Total Liabilities		1,291,785

Net Assets		$2,924,312,469

Net assets consists of:
Paid in surplus		$3,036,949,213
Undistributed net investment income		40,700,528
Accumulated net realized losses		(550,745,810)
Unrealized appreciation on investments		397,408,538

Net Assets		$2,924,312,469

Net Assets
Class A		$246,025,006
Class B		2,678,287,463
Capital Shares (Authorized) Outstanding
Class A (40,000,000)		22,488,771
Class B (410,000,000)		245,597,090
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.94
Class B		10.91

(a)	Identified cost of investments was $2,527,665,098.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios		$42,014,268

Expenses
Management fees	$1,724,801
Distribution and service fees—Class B	6,205,556
Directors’ fees and expenses	13,406
Custodian and accounting	24,927
Audit and tax services	22,820
Legal	49,020
Miscellaneous	12,543

Total expenses		8,053,073

Net Investment Income		33,961,195

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(37,871,631)
Capital gains distributions from Underlying Portfolios	10,718,059	(27,153,572)

Net change in unrealized appreciation on:
Investments		366,757,298

Net realized and unrealized gain		339,603,726

Net Increase in Net Assets From Operations		$373,564,921

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,961,195	$51,733,362
Net realized loss	(27,153,572)	(468,077,030)
Net change in unrealized appreciation	366,757,298	1,022,823,980

Increase in net assets from operations	373,564,921	606,480,312

From Distributions to Shareholders
Net investment income
Class A	(4,975,811)	(4,333,800)
Class B	(53,277,050)	(51,926,380)

	(58,252,861)	(56,260,180)

Net realized capital gain
Class A	0	(2,122,677)
Class B	0	(28,452,811)

	0	(30,575,488)

Total distributions	(58,252,861)	(86,835,668)

Increase (decrease) in net assets from capital share transactions	(62,221,696)	247,153,018

Total increase in net assets	253,090,364	766,797,662

Net Assets
Beginning of the period	2,671,222,105	1,904,424,443

End of the period	$2,924,312,469	$2,671,222,105

Undistributed Net Investment Income
End of the period	$40,700,528	$57,295,268

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,111,659	$40,976,723	5,791,463	$47,429,002
Reinvestments	487,825	4,975,811	880,829	6,456,477
Redemptions	(2,841,890)	(28,421,760)	(2,600,881)	(21,102,220)

Net increase	1,757,594	$17,530,774	4,071,411	$32,783,259

Class B
Sales	13,359,284	$133,360,295	37,344,380	$295,128,549
Reinvestments	5,233,502	53,277,050	10,980,764	80,379,191
Redemptions	(27,187,572)	(266,389,815)	(19,338,479)	(161,137,981)

Net increase (decrease)	(8,594,786)	$(79,752,470)	28,986,665	$214,369,759

Increase (decrease) derived from capital share transactions		$(62,221,696)		$247,153,018

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.74	$7.90	$12.43	$11.98	$11.05

Income (Loss) From Investment Operations
Net investment income	0.14 (a)	0.21 (a)	0.17 (a)	0.12 (a)	0.17
Net realized and unrealized gain (loss) on investments	1.29	2.00	(4.43)	0.38	1.39

Total from investment operations	1.43	2.21	(4.26)	0.50	1.56

Less Distributions
Distributions from net investment income	(0.23)	(0.25)	(0.09)	(0.03)	(0.18)
Distributions from net realized capital gains	0.00	(0.12)	(0.18)	(0.02)	(0.45)

Total distributions	(0.23)	(0.37)	(0.27)	(0.05)	(0.63)

Net Asset Value, End of Period	$10.94	$9.74	$7.90	$12.43	$11.98

Total Return (%)	14.89	29.43	(34.96)	4.12	14.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.07	0.07	0.07	0.09	0.11
Net ratio of expenses to average net assets (%) (b) (c)	0.07	0.07	0.07	0.09	0.10
Ratio of net investment income to average net assets (%) (d)	1.45	2.49	1.69	0.95	1.07
Portfolio turnover rate (%)	17	37	26	14	23
Net assets, end of period (in millions)	$246.03	$201.93	$131.60	$155.39	$80.73

	Class B
	Year ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$9.71	$7.87	$12.39	$11.94		$11.04

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.19 (a)	0.15 (a)	0.07	(a)	0.16
Net realized and unrealized gain (loss) on investments	1.29	1.99	(4.43)	0.40		1.36

Total from investment operations	1.41	2.18	(4.28)	0.47		1.52

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.06)	(0.00	)(e)	(0.17)
Distributions from net realized capital gains	0.00	(0.12)	(0.18)	(0.02)		(0.45)

Total distributions	(0.21)	(0.34)	(0.24)	(0.02)		(0.62)

Net Asset Value, End of Period	$10.91	$9.71	$7.87	$12.39		$11.94

Total Return (%)	14.70	29.09	(35.11)	3.85		14.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (b)	0.32	0.32	0.32	0.34		0.36
Net ratio of expenses to average net assets (%) (b) (c)	0.32	0.32	0.32	0.34		0.35
Ratio of net investment income to average net assets (%) (d)	1.24	2.32	1.51	0.56		0.54
Portfolio turnover rate (%)	17	37	26	14		23
Net assets, end of period (in millions)	$2,678.29	$2,469.30	$1,772.82	$2,216.52		$638.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(e)	Distribution from net investment income was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$1,724,801	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2010 to April 30, 2011, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy is subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2010 to April 30, 2011 are 0.10% and 0.35% for Class A and B, respectively. There were no expenses deferred during 2010.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2010 were $468,745,259 and $544,476,961, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2010
Artio International Stock	11,202,304	1,225,812	729,777	11,698,339
BlackRock High Yield	3,269,367	418,373	346,881	3,340,859
BlackRock Large Cap Value	25,606,087	790,851	18,041,055	8,355,883
Clarion Global Real Estate	5,594,272	786,819	655,730	5,725,361
Davis Venture Value	6,742,332	253,724	520,420	6,475,636
Dreman Small Cap Value	6,536,683	375,907	884,250	6,028,340
FI Mid Cap Opportunities	2,239,039	14,765	2,253,804	0
Harris Oakmark International	8,861,503	341,347	543,531	8,659,319
Invesco Small Cap Growth	7,296,469	1,943,951	542,020	8,698,400
Janus Forty	834,346	464,707	71,361	1,227,692
Jennison Growth	17,563,869	683,466	3,792,477	14,454,858
Lazard Mid Cap	5,762,332	2,748,286	585,133	7,925,485
Lord Abbett Bond Debenture	4,255,705	585,142	401,442	4,439,405
Met/Artisan Mid Cap Value	559,003	185,614	53,943	690,674
Met/Dimensional International Small Company	3,528,144	428,748	230,901	3,725,991
Met/Franklin Mutual Shares	19,518,711	602,448	7,440,326	12,680,833
Met/Templeton International Bond	6,982,885	348,275	434,198	6,896,962
MFS Emerging Markets Equity	5,710,337	3,041,877	780,766	7,971,448
MFS Research International	8,408,450	4,122,326	774,234	11,756,542
MFS Value	14,374,827	598,638	965,759	14,007,706
Neuberger Berman Genesis	0	2,778,768	124,843	2,653,925
PIMCO Total Return	25,149,179	8,856,447	3,393,594	30,612,032
Pioneer Fund	11,001,320	2,418,867	866,448	12,553,739
T. Rowe Price Large Cap Growth	14,983,252	388,598	3,481,970	11,889,880
T. Rowe Price Mid Cap Growth	7,123,921	2,925,896	723,336	9,326,481
Van Eck Global Natural Resources	3,661,436	459,801	430,805	3,690,432

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2010
Artio International Stock	$(5,082,731)	$0	$1,656,743	$116,749,422
BlackRock High Yield	666,155	0	1,782,474	29,065,477
BlackRock Large Cap Value	(37,685,378)	0	2,550,423	85,480,680
Clarion Global Real Estate	(4,175,292)	0	4,696,297	58,570,441
Davis Venture Value	(4,668,087)	0	1,893,159	202,363,623
Dreman Small Cap Value	(1,317,719)	0	692,979	89,520,847
FI Mid Cap Opportunities	7,429,312	0	0	0
Harris Oakmark International	(2,751,599)	0	2,260,272	119,325,421
Invesco Small Cap Growth	(1,591,557)	0	0	123,430,300
Janus Forty	854,314	0	934,908	85,778,813
Jennison Growth	(5,453,253)	0	1,137,375	175,048,326
Lazard Mid Cap	(1,692,703)	0	591,048	90,509,034
Lord Abbett Bond Debenture	(33,536)	0	3,390,188	57,623,473
Met/Artisan Mid Cap Value	1,763,223	0	619,621	116,862,008
Met/Dimensional International Small Company.	953,243	2,914,037	884,235	62,149,538
Met/Franklin Mutual Shares	15,915,159	2,080,292	0	112,986,223
Met/Templeton International Bond	729,978	27,869	591,884	85,798,210
MFS Emerging Markets Equity	3,026,980	0	674,212	92,787,651
MFS Research International	(2,785,514)	0	1,510,138	120,857,253
MFS Value	(2,191,892)	0	2,309,435	172,434,865
Neuberger Berman Genesis	(80,821)	0	0	30,440,523
PIMCO Total Return	2,123,106	1,706,833	11,818,647	381,732,042
Pioneer Fund	2,321,853	0	1,229,889	177,635,406
T. Rowe Price Large Cap Growth	(7,688,800)	0	517,955	178,942,690
T. Rowe Price Mid Cap Growth	1,565,345	0	0	92,332,164
Van Eck Global Natural Resources	1,978,583	3,989,028	272,386	66,649,206

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$58,252,861	$56,578,870	$—	$30,256,798	$—	$—	$58,252,861	$86,835,668

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$40,717,647	$—	$302,078,945	$(431,187,358)	$(88,390,766)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $426,884,034 in capital loss carryforwards expiring on December 31, 2017 and $4,303,324 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$24,228,860

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate to Aggressive Allocation Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying portfolio. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate to Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed By MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 14.82%, 14.49%, 14.68%, and 14.60%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 15.06%.

MARKET ENVIRONMENT/CONDITIONS

During the first six months of the year, the S&P 500 Index declined 6.7%. The negative return was primarily due to concerns that the economic recovery was proceeding at a slower pace than expected. Also, investors feared that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. Furthermore, the unemployment rate remained near 10%, which was significantly higher than its long-term average of 5.7%.

During the last six months of the year, the S&P 500 Index rallied 23.3%. The positive return was primarily due to expectations that corporate earnings would continue to improve. Approximately 76% of Index members that reported during the fourth quarter beat consensus estimates for earnings per share. Also, the change in non-farm payrolls, housing starts data and retail sales numbers were better than expected when compared to the median forecasts in Bloomberg’s surveys of economists. Lastly, the Federal Open Market Committee (FOMC) decided to purchase an additional $600 billion of longer-term Treasury securities to help promote a stronger pace of economic recovery.

During the year, the FOMC met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. Due to mixed economic data and subdued levels of inflation, the Federal Reserve (the Fed) stated it would continue to keep the Federal Funds Rate at exceptionally low levels for an extended period.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. Consumer Discretionary (9.6% beginning weight in the benchmark), up 27.7%, was the best-performing sector. Industrials (10.2% beginning weight), up 26.7%, was the second best-performing sector, and provided the largest positive impact to the benchmark’s one-year return. Health Care (12.6% beginning weight), up 2.9%, was the worst relative-performing sector. The next worst relative-performing sectors were Utilities (3.7% beginning weight), up 5.5%, and Information Technology (19.9% beginning weight), up 10.2%.

The stocks with the largest positive impact on the benchmark return for the year were Apple, up 53.0%; General Electric, up 24.3%; and Exxon Mobil, up 10.1%. The stocks with the largest negative impact were Hewlett-Packard, down 17.7%; Cisco Systems, down 15.5%; and Bank of America, down 11.2%. There were 16 additions and 16 deletions to the benchmark in 2010.

Factors that impacted stock prices during the year included developments in the Fed’s interest rate policy, corporate earnings, geopolitical concerns, energy and commodity prices, employment data and the value of the U.S. Dollar.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impacted tracking error during the year included transaction costs, cash drag, securities lending, NAV rounding, and cash flows from contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	14.82	2.07	1.15	—
Class B	14.49	1.81	—	1.19
Class D	14.68	—	—	28.08
Class E	14.60	1.91	—	1.45
S&P 500 Index	15.06	2.29	1.41	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 5/1/90, 1/2/01, 4/28/09 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.2
Apple, Inc.	2.5
Microsoft Corp.	1.8
General Electric Co.	1.7
Chevron Corp.	1.6
International Business Machines Corp.	1.6
The Procter & Gamble Co.	1.6
AT&T, Inc.	1.5
Johnson & Johnson	1.5
JPMorgan Chase & Co.	1.4

Top Sectors

% of Net Assets
Information Technology	18.5
Financials	15.8
Energy	11.9
Industrials	10.9
Health Care	10.8
Consumer Discretionary	10.6
Consumer Staples	10.5
Materials	3.7
Utilities	3.3
Telecommunications	3.1

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.26%	$1,000.00	$1,231.20	$1.46
	Hypothetical*	0.26%	$1,000.00	$1,023.88	$1.33

Class B(a)	Actual	0.51%	$1,000.00	$1,229.50	$2.87
	Hypothetical*	0.51%	$1,000.00	$1,022.61	$2.60

Class D(a)	Actual	0.36%	$1,000.00	$1,230.50	$2.02
	Hypothetical*	0.36%	$1,000.00	$1,023.37	$1.84

Class E(a)	Actual	0.41%	$1,000.00	$1,230.20	$2.30
	Hypothetical*	0.41%	$1,000.00	$1,023.12	$2.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
General Dynamics Corp.	167,072	$11,855,429
Goodrich Corp.	55,452	4,883,658
Honeywell International, Inc.	345,062	18,343,496
ITT Corp.	81,204	4,231,541
L-3 Communications Holdings, Inc.	50,061	3,528,800
Lockheed Martin Corp.	130,610	9,130,945
Northrop Grumman Corp.	129,144	8,365,948
Precision Castparts Corp.	63,078	8,781,088
Raytheon Co.	161,233	7,471,537
Rockwell Collins, Inc.	69,372	4,041,613
The Boeing Co.	324,454	21,173,868
United Technologies Corp.	408,413	32,150,271

		133,958,194

Air Freight & Logistics—1.1%
C. H. Robinson Worldwide, Inc.	73,427	5,888,111
Expeditors International of Washington, Inc.	93,923	5,128,196
FedEx Corp.	139,163	12,943,551
United Parcel Service, Inc. (Class B)	437,395	31,746,129

		55,705,987

Airlines—0.1%
Southwest Airlines Co.	330,432	4,289,007

Auto Components—0.2%
Johnson Controls, Inc.	298,269	11,393,876
The Goodyear Tire & Rubber Co. (a)	107,437	1,273,128

		12,667,004

Automobiles—0.6%
Ford Motor Co. (a)	1,657,103	27,822,760
Harley-Davidson, Inc.	104,175	3,611,747

		31,434,507

Beverages—2.5%
Brown-Forman Corp. (Class B)	45,903	3,195,767
Coca-Cola Enterprises, Inc.	149,841	3,750,520
Constellation Brands, Inc. (a)	78,853	1,746,594
Dr. Pepper Snapple Group, Inc.	100,440	3,531,470
Molson Coors Brewing Co.	69,968	3,511,694
PepsiCo., Inc.	700,958	45,793,586
The Coca-Cola Co.	1,027,010	67,546,448

		129,076,079

Biotechnology—1.3%
Amgen, Inc. (a) (d)	417,881	22,941,667
Biogen Idec, Inc. (a)	105,398	7,066,936
Celgene Corp. (a)	208,159	12,310,523
Cephalon, Inc. (a) (b)	33,275	2,053,733
Genzyme Corp. (a)	114,549	8,155,889
Gilead Sciences, Inc. (a)	359,080	13,013,059

		65,541,807

Security Description	Shares	Value*

Building Products—0.0%
Masco Corp.	158,560	$2,007,370

Capital Markets—2.5%
Ameriprise Financial, Inc.	109,671	6,311,566
E*Trade Financial Corp. (a)	87,898	1,406,368
Federated Investors, Inc. (Class B) (b)	40,515	1,060,277
Franklin Resources, Inc.	64,396	7,161,479
Invesco, Ltd.	204,362	4,916,950
Janus Capital Group, Inc.	81,268	1,054,046
Legg Mason, Inc.	67,670	2,454,391
Morgan Stanley	669,128	18,206,973
Northern Trust Corp.	107,120	5,935,519
State Street Corp.	222,040	10,289,334
T. Rowe Price Group, Inc. (b)	113,418	7,319,998
The Bank of New York Mellon Corp.	548,639	16,568,898
The Charles Schwab Corp.	438,621	7,504,805
The Goldman Sachs Group, Inc.	226,117	38,023,835

		128,214,439

Chemicals—2.0%
Air Products & Chemicals, Inc.	94,772	8,619,513
Airgas, Inc.	33,095	2,067,114
CF Industries Holdings, Inc.	31,460	4,251,819
E. I. du Pont de Nemours & Co.	403,763	20,139,699
Eastman Chemical Co.	31,902	2,682,320
Ecolab, Inc.	102,671	5,176,672
FMC Corp.	32,082	2,563,031
International Flavors & Fragrances, Inc.	35,361	1,965,718
Monsanto Co.	237,240	16,521,394
PPG Industries, Inc.	72,102	6,061,615
Praxair, Inc.	135,509	12,937,044
Sigma-Aldrich Corp.	53,649	3,570,877
The Dow Chemical Co.	513,372	17,526,520

		104,083,336

Commercial Banks—3.0%
BB&T Corp. (b)	306,829	8,066,534
Comerica, Inc. (b)	78,060	3,297,254
Fifth Third Bancorp	352,187	5,170,105
First Horizon National Corp. (a)	115,380	1,359,180
Huntington Bancshares, Inc.	381,767	2,622,739
KeyCorp.	389,422	3,446,385
M&T Bank Corp.	52,800	4,596,240
Marshall & Ilsley Corp.	233,519	1,615,952
PNC Financial Services Group, Inc.	232,554	14,120,679
Regions Financial Corp.	555,551	3,888,857
SunTrust Banks, Inc.	221,126	6,525,428
U.S. Bancorp	848,445	22,882,562
Wells Fargo & Co.	2,321,466	71,942,231
Zions Bancorporation (b)	78,708	1,907,095

		151,441,241

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	47,752	2,021,820
Cintas Corp.	55,909	1,563,216

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Iron Mountain, Inc.	88,514	$2,213,735
Pitney Bowes, Inc. (b)	89,941	2,174,773
R.R. Donnelley & Sons Co.	91,244	1,594,033
Republic Services, Inc.	135,959	4,059,736
Stericycle, Inc. (a) (b)	37,830	3,061,203
Waste Management, Inc. (b)	210,441	7,758,960

		24,447,476

Communications Equipment—2.2%
Cisco Systems, Inc. (a) (d)	2,451,502	49,593,886
F5 Networks, Inc. (a)	35,759	4,654,391
Harris Corp.	56,736	2,570,141
JDS Uniphase Corp. (a)	98,478	1,425,961
Juniper Networks, Inc. (a)	231,406	8,543,510
Motorola, Inc. (a)	1,039,105	9,424,682
QUALCOMM, Inc.	715,496	35,409,897
Tellabs, Inc.	163,173	1,106,313

		112,728,781

Computers & Peripherals—4.4%
Apple, Inc. (a)	405,715	130,867,430
Dell, Inc. (a)	742,759	10,064,385
EMC Corp. (a)	911,290	20,868,541
Hewlett-Packard Co.	1,002,997	42,226,174
Lexmark International, Inc. (Class A) (a)	34,748	1,209,925
NetApp, Inc. (a)	159,853	8,785,521
QLogic Corp. (a)	46,716	795,106
SanDisk Corp. (a)	103,718	5,171,380
Teradata Corp. (a)	74,083	3,049,256
Western Digital Corp. (a)	101,638	3,445,528

		226,483,246

Construction & Engineering—0.2%
Fluor Corp.	79,078	5,239,708
Jacobs Engineering Group, Inc. (a)	55,773	2,557,192
Quanta Services, Inc. (a)	95,318	1,898,735

		9,695,635

Construction Materials—0.1%
Vulcan Materials Co.	56,786	2,519,027

Consumer Finance—0.7%
American Express Co.	463,198	19,880,458
Capital One Financial Corp.	202,093	8,601,078
Discover Financial Services	240,865	4,463,229
SLM Corp. (a)	214,771	2,703,967

		35,648,732

Containers & Packaging—0.2%
Ball Corp.	39,063	2,658,237
Bemis Co., Inc.	47,852	1,562,846
Owens-Illinois, Inc. (a)	72,374	2,221,882
Sealed Air Corp.	70,624	1,797,381

		8,240,346

Security Description	Shares	Value*

Distributors—0.1%
Genuine Parts Co.	69,676	$3,577,166

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (a)	56,221	2,220,167
DeVry, Inc.	27,576	1,323,097
H&R Block, Inc. (b)	136,452	1,625,143

		5,168,407

Diversified Financial Services—4.3%
Bank of America Corp.	4,460,548	59,503,710
Citigroup, Inc. (a)	12,848,567	60,773,722
CME Group, Inc.	29,640	9,536,670
IntercontinentalExchange, Inc. (a)	32,354	3,854,979
JPMorgan Chase & Co.	1,728,987	73,343,629
Leucadia National Corp.	87,169	2,543,591
Moody’s Corp. (b)	90,118	2,391,732
NYSE Euronext	115,437	3,460,801
The NASDAQ OMX Group, Inc. (a)	65,807	1,560,284

		216,969,118

Diversified Telecommunication Services—2.8%
AT&T, Inc.	2,613,927	76,797,175
Century Link, Inc. (b)	134,123	6,192,459
Frontier Communications Corp.	439,579	4,277,104
Qwest Communications International, Inc.	770,783	5,865,659
Verizon Communications, Inc.	1,250,254	44,734,088
Windstream Corp. (b)	213,934	2,982,240

		140,848,725

Electric Utilities—1.8%
Allegheny Energy, Inc.	75,162	1,821,927
American Electric Power Co., Inc.	212,420	7,642,872
Duke Energy Corp.	585,833	10,433,686
Edison International	144,102	5,562,337
Entergy Corp.	80,017	5,667,604
Exelon Corp.	292,535	12,181,157
FirstEnergy Corp.	134,825	4,991,222
NextEra Energy, Inc.	183,922	9,562,105
Northeast Utilities	77,983	2,486,098
Pepco Holdings, Inc.	99,293	1,812,097
Pinnacle West Capital Corp.	48,082	1,992,999
PPL Corp.	213,754	5,626,005
Progress Energy, Inc.	129,563	5,633,399
Southern Co.	370,935	14,180,845

		89,594,353

Electrical Equipment—0.6%
Emerson Electric Co.	332,892	19,031,436
First Solar, Inc. (a) (b)	23,885	3,108,394
Rockwell Automation, Inc.	62,712	4,497,077
Roper Industries, Inc. (b)	41,872	3,200,277

		29,837,184

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. (Class A)	77,229	$4,076,147
Corning, Inc.	691,244	13,354,834
FLIR Systems, Inc. (a) (b)	70,144	2,086,784
Jabil Circuit, Inc.	86,705	1,741,903
Molex, Inc. (b)	61,104	1,388,283

		22,647,951

Energy Equipment & Services—2.1%
Baker Hughes, Inc.	190,748	10,905,063
Cameron International Corp. (a)	107,285	5,442,568
Diamond Offshore Drilling, Inc. (b)	30,745	2,055,918
FMC Technologies, Inc. (a)	52,947	4,707,518
Halliburton Co.	402,277	16,424,970
Helmerich & Payne, Inc.	46,876	2,272,548
Nabors Industries, Ltd. (a)	126,225	2,961,239
National Oilwell Varco, Inc.	185,600	12,481,600
Rowan Cos., Inc. (a)	55,825	1,948,851
Schlumberger, Ltd.	603,450	50,388,075

		109,588,350

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	191,217	13,807,780
CVS Caremark Corp.	600,982	20,896,144
Safeway, Inc. (b)	164,885	3,708,264
SUPERVALU, Inc. (b)	93,839	903,670
Sysco Corp.	258,776	7,608,014
The Kroger Co.	282,062	6,306,906
Wal-Mart Stores, Inc.	866,487	46,729,644
Walgreen Co.	409,455	15,952,367
Whole Foods Market, Inc.	65,021	3,289,412

		119,202,201

Food Products—1.7%
Archer-Daniels-Midland Co.	282,575	8,499,856
Campbell Soup Co. (b)	84,706	2,943,534
ConAgra Foods, Inc.	194,483	4,391,426
Dean Foods Co. (a)	80,577	712,301
General Mills, Inc.	283,197	10,078,981
H.J. Heinz Co.	141,863	7,016,544
Hormel Foods Corp.	30,631	1,570,145
Kellogg Co.	112,371	5,739,911
Kraft Foods, Inc. (Class A)	772,578	24,343,933
McCormick & Co., Inc. (b)	58,799	2,735,917
Mead Johnson Nutrition Co.	90,482	5,632,504
Sara Lee Corp.	282,740	4,950,777
The Hershey Co.	68,412	3,225,626
The J. M. Smucker Co.	52,856	3,469,996
Tyson Foods, Inc.	131,807	2,269,717

		87,581,168

Gas Utilities—0.1%
EQT Corp.	65,965	2,957,871
Nicor, Inc. (b)	20,139	1,005,339
Oneok, Inc.	47,100	2,612,637

		6,575,847

Security Description	Shares	Value*

Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	257,734	$13,046,495
Becton, Dickinson & Co.	101,709	8,596,445
Boston Scientific Corp. (a)	672,313	5,089,410
C.R. Bard, Inc.	41,090	3,770,829
CareFusion Corp. (a)	98,605	2,534,149
DENTSPLY International, Inc.	62,849	2,147,550
Hospira, Inc. (a)	73,897	4,115,324
Intuitive Surgical, Inc. (a) (b)	17,379	4,479,437
Medtronic, Inc.	477,621	17,714,963
St. Jude Medical, Inc. (a)	151,632	6,482,268
Stryker Corp.	151,052	8,111,492
Varian Medical Systems, Inc. (a)	52,626	3,645,929
Zimmer Holdings, Inc. (a)	87,327	4,687,713

		84,422,004

Health Care Providers & Services—1.9%
Aetna, Inc.	176,959	5,399,019
AmerisourceBergen Corp.	122,225	4,170,317
Cardinal Health, Inc.	154,341	5,912,804
CIGNA Corp.	119,825	4,392,784
Coventry Health Care, Inc. (a)	65,675	1,733,820
DaVita, Inc. (a)	42,991	2,987,445
Express Scripts, Inc. (a)	233,107	12,599,433
Humana, Inc. (a)	74,446	4,075,174
Laboratory Corp. of America Holdings (a) (b)	44,981	3,954,730
McKesson Corp.	111,927	7,877,422
Medco Health Solutions, Inc. (a)	187,708	11,500,869
Patterson Cos., Inc.	42,773	1,310,137
Quest Diagnostics, Inc.	62,556	3,376,147
Tenet Healthcare Corp. (a)	214,746	1,436,651
UnitedHealth Group, Inc.	486,490	17,567,154
WellPoint, Inc. (a)	174,089	9,898,701

		98,192,607

Health Care Technology—0.1%
Cerner Corp. (a) (b)	31,515	2,985,731

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	190,478	8,782,941
Darden Restaurants, Inc.	61,219	2,843,010
International Game Technology (b)	131,890	2,333,134
Marriott International, Inc. (b)	127,270	5,286,796
McDonald’s Corp.	467,281	35,868,490
Starbucks Corp.	327,780	10,531,571
Starwood Hotels & Resorts Worldwide, Inc.	84,322	5,125,091
Wyndham Worldwide Corp.	77,386	2,318,485
Wynn Resorts, Ltd.	33,440	3,472,410
Yum! Brands, Inc.	207,249	10,165,563

		86,727,491

Household Durables—0.4%
D.R. Horton, Inc.	124,112	1,480,656
Fortune Brands, Inc.	67,485	4,065,971
Harman International Industries, Inc. (a)	30,770	1,424,651
Leggett & Platt, Inc.	64,766	1,474,074

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Lennar Corp. (Class A) (b)	70,349	$1,319,044
Newell Rubbermaid, Inc. (b)	128,396	2,334,239
Pulte Group, Inc. (a) (b)	148,768	1,118,736
Stanley Black & Decker, Inc.	73,386	4,907,322
Whirlpool Corp.	33,623	2,986,731

		21,111,424

Household Products—2.2%
Clorox Co.	61,674	3,902,731
Colgate-Palmolive Co.	213,486	17,157,870
Kimberly-Clark Corp.	180,362	11,370,020
The Procter & Gamble Co.	1,238,052	79,643,885

		112,074,506

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	88,371	2,706,804
NRG Energy, Inc. (a)	109,332	2,136,347
The AES Corp. (a)	292,797	3,566,267

		8,409,418

Industrial Conglomerates—2.5%
3M Co.	316,174	27,285,816
General Electric Co.	4,712,463	86,190,948
Textron, Inc. (b)	121,585	2,874,270
Tyco International, Ltd.	216,475	8,970,724

		125,321,758

Insurance—3.9%
ACE, Ltd.	150,108	9,344,223
Aflac, Inc.	208,434	11,761,931
American International Group, Inc. (a) (b)	61,931	3,568,464
AON Corp.	145,918	6,713,687
Assurant, Inc.	47,127	1,815,332
Berkshire Hathaway, Inc. (Class B) (a)	765,346	61,311,868
Chubb Corp.	134,869	8,043,587
Cincinnati Financial Corp. (b)	71,976	2,280,920
Genworth Financial, Inc. (Class A) (a)	216,542	2,845,362
Hartford Financial Services Group, Inc.	196,615	5,208,331
Lincoln National Corp.	140,099	3,896,153
Loews Corp.	139,906	5,443,743
Marsh & McLennan Cos., Inc.	240,362	6,571,497
MetLife, Inc. (c)	400,842	17,813,419
Principal Financial Group, Inc.	141,688	4,613,361
Prudential Financial, Inc.	214,665	12,602,982
The Allstate Corp.	238,032	7,588,460
The Progressive Corp.	293,458	5,831,011
The Travelers Cos., Inc.	203,030	11,310,801
Torchmark Corp.	35,407	2,115,214
Unum Group	140,269	3,397,315
XL Group plc	142,959	3,119,365

		197,197,026

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (a)	156,828	28,229,040
Expedia, Inc.	89,453	2,244,376

Security Description	Shares	Value*

Internet & Catalog Retail—(Continued)
NetFlix, Inc. (a)	19,184	$3,370,629
priceline.com, Inc. (a)	21,715	8,676,228

		42,520,273

Internet Software & Services—1.9%
Akamai Technologies, Inc. (a)	80,648	3,794,488
eBay, Inc. (a)	507,433	14,121,860
Google, Inc. (Class A) (a)	110,318	65,525,583
Monster Worldwide, Inc. (a) (b)	57,513	1,359,032
VeriSign, Inc. (a) (b)	76,068	2,485,142
Yahoo!, Inc. (a)	576,523	9,587,578

		96,873,683

IT Services—2.9%
Automatic Data Processing, Inc.	218,142	10,095,612
Cognizant Technology Solutions Corp. (Class A) (a)	134,227	9,837,497
Computer Sciences Corp.	68,326	3,388,970
Fidelity National Information Services, Inc.	117,138	3,208,410
Fiserv, Inc. (a)	65,777	3,851,901
International Business Machines Corp.	549,483	80,642,125
MasterCard, Inc.	42,837	9,600,200
Paychex, Inc.	142,367	4,400,564
SAIC, Inc. (a)	129,870	2,059,738
The Western Union Co. (b)	290,082	5,386,823
Total System Services, Inc. (b)	72,196	1,110,374
Visa, Inc.	215,527	15,168,790

		148,751,004

Leisure Equipment & Products—0.1%
Hasbro, Inc.	60,237	2,841,982
Mattel, Inc.	158,706	4,035,893

		6,877,875

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (a)	153,195	6,346,869
Life Technologies Corp. (a)	82,588	4,583,634
PerkinElmer, Inc.	52,209	1,348,036
Thermo Fisher Scientific, Inc. (a)	175,800	9,732,288
Waters Corp. (a)	40,394	3,139,018

		25,149,845

Machinery—2.3%
Caterpillar, Inc.	280,722	26,292,422
Cummins, Inc.	87,489	9,624,665
Danaher Corp.	237,174	11,187,498
Deere & Co.	187,470	15,569,383
Dover Corp.	82,615	4,828,847
Eaton Corp.	74,437	7,556,100
Flowserve Corp.	24,694	2,944,019
Illinois Tool Works, Inc. (b)	219,345	11,713,023
Ingersoll-Rand plc	143,306	6,748,280
PACCAR, Inc. (b)	161,303	9,262,018
Pall Corp.	50,944	2,525,803

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Parker Hannifin Corp.	71,356	$6,158,023
Snap-On, Inc.	25,723	1,455,407

		115,865,488

Media—3.1%
Cablevision Systems Corp. (Class A)	106,166	3,592,657
CBS Corp. (Class B)	301,151	5,736,927
Comcast Corp. (Class A)	1,234,036	27,111,771
DIRECTV (a)	368,746	14,724,028
Discovery Communications, Inc. (a) (b)	125,750	5,243,775
Gannett Co., Inc. (b)	105,675	1,594,636
Meredith Corp. (b)	16,119	558,523
News Corp. (Class A)	1,010,043	14,706,226
Omnicom Group, Inc.	133,235	6,102,163
Scripps Networks Interactive, Inc.	39,841	2,061,772
The Interpublic Group of Cos., Inc. (a)	216,162	2,295,640
The McGraw-Hill Cos., Inc.	135,782	4,943,823
The Walt Disney Co.	837,511	31,415,038
The Washington Post Co. (Class B)	2,429	1,067,545
Time Warner Cable, Inc.	157,337	10,388,962
Time Warner, Inc.	490,629	15,783,535
Viacom, Inc. (Class B) (a)	267,381	10,590,961

		157,917,982

Metals & Mining—1.3%
AK Steel Holding Corp.	48,648	796,368
Alcoa, Inc.	451,772	6,952,771
Allegheny Technologies, Inc. (b)	43,606	2,406,179
Cliffs Natural Resources, Inc.	59,912	4,673,735
Freeport-McMoRan Copper & Gold, Inc.	208,265	25,010,544
Newmont Mining Corp.	218,077	13,396,470
Nucor Corp. (b)	139,643	6,119,156
Titanium Metals Corp. (a)	39,844	684,520
United States Steel Corp.	63,519	3,710,780

		63,750,523

Multi-Utilities—1.3%
Ameren Corp.	106,073	2,990,198
CenterPoint Energy, Inc.	187,169	2,942,297
CMS Energy Corp.	108,173	2,012,018
Consolidated Edison, Inc.	128,501	6,369,795
Dominion Resources, Inc.	256,752	10,968,445
DTE Energy Co.	74,798	3,389,845
Integrys Energy Group, Inc. (b)	34,314	1,664,572
NiSource, Inc.	123,091	2,168,863
PG&E Corp.	173,406	8,295,743
Public Service Enterprise Group, Inc.	223,769	7,118,092
SCANA Corp. (b)	50,080	2,033,248
Sempra Energy	106,174	5,572,012
TECO Energy, Inc.	94,978	1,690,608
Wisconsin Energy Corp.	51,702	3,043,180
Xcel Energy, Inc.	203,502	4,792,472

		65,051,388

Security Description	Shares	Value*

Multiline Retail—0.8%
Big Lots, Inc. (a)	33,416	$1,017,851
Family Dollar Stores, Inc.	55,678	2,767,753
J.C. Penney Co., Inc. (b)	104,576	3,378,851
Kohl’s Corp. (a)	129,320	7,027,249
Macy’s, Inc.	187,299	4,738,665
Nordstrom, Inc.	74,447	3,155,064
Sears Holdings Corp. (a) (b)	19,463	1,435,396
Target Corp.	313,177	18,831,333

		42,352,162

Office Electronics—0.1%
Xerox Corp.	613,541	7,067,992

Oil, Gas & Consumable Fuels—9.7%
Anadarko Petroleum Corp.	219,195	16,693,891
Apache Corp.	169,029	20,153,328
Cabot Oil & Gas Corp.	45,986	1,740,570
Chesapeake Energy Corp.	289,219	7,493,664
Chevron Corp.	890,075	81,219,344
ConocoPhillips	649,822	44,252,878
Consol Energy, Inc.	99,889	4,868,590
Denbury Resources, Inc. (a)	176,773	3,374,597
Devon Energy Corp.	191,025	14,997,373
El Paso Corp.	311,434	4,285,332
EOG Resources, Inc.	112,349	10,269,822
Exxon Mobil Corp.	2,230,267	163,077,123
Hess Corp.	132,697	10,156,628
Marathon Oil Corp.	313,986	11,626,902
Massey Energy Co.	45,168	2,423,263
Murphy Oil Corp.	85,082	6,342,863
Newfield Exploration Co. (a)	59,212	4,269,777
Noble Energy, Inc.	77,443	6,666,293
Occidental Petroleum Corp.	359,398	35,256,944
Peabody Energy Corp.	119,258	7,630,127
Pioneer Natural Resources Co.	51,348	4,458,033
QEP Resources, Inc.	77,675	2,820,379
Range Resources Corp. (b)	70,798	3,184,494
Southwestern Energy Co. (a)	153,378	5,740,939
Spectra Energy Corp.	286,701	7,164,658
Sunoco, Inc.	53,331	2,149,773
Tesoro Corp. (a)	63,318	1,173,916
The Williams Cos., Inc.	258,639	6,393,556
Valero Energy Corp.	250,428	5,789,895

		495,674,952

Paper & Forest Products—0.2%
International Paper Co.	193,481	5,270,422
MeadWestvaco Corp.	74,417	1,946,749
Weyerhaeuser Co.	237,041	4,487,186

		11,704,357

Personal Products—0.2%
Avon Products, Inc.	189,821	5,516,198
The Estee Lauder Cos., Inc.	50,223	4,052,996

		9,569,194

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—5.4%
Abbott Laboratories	683,697	$32,755,923
Allergan, Inc.	136,009	9,339,738
Bristol-Myers Squibb Co.	757,059	20,046,922
Eli Lilly & Co.	448,819	15,726,618
Forest Laboratories, Inc. (a)	126,325	4,039,874
Johnson & Johnson	1,214,638	75,125,360
Merck & Co., Inc.	1,362,639	49,109,510
Mylan, Inc. (a)	192,492	4,067,356
Pfizer, Inc.	3,542,712	62,032,887
Watson Pharmaceuticals, Inc. (a)	55,423	2,862,598

		275,106,786

Professional Services—0.1%
Dun & Bradstreet Corp.	22,031	1,808,525
Equifax, Inc.	54,579	1,943,012
Robert Half International, Inc. (b)	65,085	1,991,601

		5,743,138

Real Estate Investment Trusts—1.4%
Apartment Investment & Management Co.	51,762	1,337,530
AvalonBay Communities, Inc.	37,721	4,245,499
Boston Properties, Inc.	61,968	5,335,445
Equity Residential	125,808	6,535,726
HCP, Inc.	161,141	5,928,377
Health Care REIT, Inc.	64,189	3,057,964
Host Hotels & Resorts, Inc.	294,535	5,263,340
Kimco Realty Corp.	179,547	3,239,028
Plum Creek Timber Co., Inc.	71,478	2,676,851
ProLogis	251,675	3,634,187
Public Storage	61,773	6,265,018
Simon Property Group, Inc.	129,548	12,888,730
Ventas, Inc.	69,482	3,646,415
Vornado Realty Trust	71,906	5,991,927

		70,046,037

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc. (a)	128,531	2,632,315

Road & Rail—0.8%
CSX Corp.	165,498	10,692,826
Norfolk Southern Corp.	160,715	10,096,116
Ryder System, Inc.	22,883	1,204,561
Union Pacific Corp.	218,115	20,210,536

		42,204,039

Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (a) (b)	253,290	2,071,912
Altera Corp. (b)	138,243	4,918,686
Analog Devices, Inc.	132,091	4,975,868
Applied Materials, Inc.	590,928	8,302,538
Broadcom Corp.	201,424	8,772,015
Intel Corp.	2,467,087	51,882,840
KLA-Tencor Corp.	73,890	2,855,110
Linear Technology Corp. (b)	99,694	3,448,415
LSI Corp. (a)	272,690	1,633,413

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
MEMC Electronic Materials, Inc. (a) (b)	100,588	$1,132,621
Microchip Technology, Inc. (b)	82,630	2,826,772
Micron Technology, Inc. (a) (b)	378,940	3,039,099
National Semiconductor Corp.	105,957	1,457,968
Novellus Systems, Inc. (a)	39,889	1,289,213
NVIDIA Corp. (a)	256,969	3,957,323
Teradyne, Inc. (a) (b)	80,231	1,126,443
Texas Instruments, Inc.	519,316	16,877,770
Xilinx, Inc. (b)	114,604	3,321,224

		123,889,230

Software—3.9%
Adobe Systems, Inc. (a)	224,999	6,925,469
Autodesk, Inc. (a)	100,574	3,841,927
BMC Software, Inc. (a)	78,583	3,704,403
CA Technologies	169,712	4,147,761
Citrix Systems, Inc. (a)	83,050	5,681,450
Compuware Corp. (a)	96,874	1,130,520
Electronic Arts, Inc. (a) (b)	146,766	2,404,027
Intuit, Inc. (a)	123,642	6,095,551
McAfee, Inc. (a)	68,176	3,157,230
Microsoft Corp.	3,329,931	92,971,673
Novell, Inc. (a)	155,498	920,548
Oracle Corp.	1,712,046	53,587,040
Red Hat, Inc. (a)	84,292	3,847,930
Salesforce.com, Inc. (a)	52,305	6,904,260
Symantec Corp. (a)	343,328	5,747,311

		201,067,100

Specialty Retail—2.0%
Abercrombie & Fitch Co. (Class A)	38,853	2,239,099
AutoNation, Inc. (a) (b)	28,146	793,717
AutoZone, Inc. (a)	12,040	3,281,984
Bed Bath & Beyond, Inc. (a)	114,602	5,632,688
Best Buy Co., Inc.	146,047	5,007,952
CarMax, Inc. (a)	99,451	3,170,498
GameStop Corp. (Class A) (a) (b)	66,948	1,531,770
Home Depot, Inc.	724,832	25,412,610
Limited Brands, Inc.	116,982	3,594,857
Lowe’s Cos., Inc.	610,360	15,307,829
O’Reilly Automotive, Inc. (a)	61,760	3,731,539
RadioShack Corp.	50,343	930,842
Ross Stores, Inc.	53,277	3,369,770
Staples, Inc.	319,861	7,283,235
The Gap, Inc.	194,344	4,302,776
The Sherwin-Williams Co.	39,623	3,318,426
Tiffany & Co.	55,905	3,481,204
TJX Cos., Inc.	175,059	7,770,869
Urban Outfitters, Inc. (a)	56,951	2,039,415

		102,201,080

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	131,086	7,250,367
Nike, Inc. (b)	169,087	14,443,411
Polo Ralph Lauren Corp.	28,591	3,171,314
VF Corp.	38,378	3,307,416

		28,172,508

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	232,911	$2,967,286
People’s United Financial, Inc.	163,182	2,286,180

		5,253,466

Tobacco—1.6%
Altria Group, Inc.	923,422	22,734,650
Lorillard, Inc.	66,171	5,429,992
Philip Morris International, Inc.	802,486	46,969,505
Reynolds American, Inc.	149,569	4,878,941

		80,013,088

Trading Companies & Distributors—0.1%
Fastenal Co. (b)	65,207	3,906,551
W.W. Grainger, Inc.	25,658	3,543,627

		7,450,178

Wireless Telecommunication Services—0.3%
American Tower Corp. (Class A) (a)	176,509	9,114,925
MetroPCS Communications, Inc. (a)	115,997	1,465,042
Sprint Nextel Corp. (a) (b)	1,321,136	5,588,405

		16,168,372

Total Common Stock (Identified Cost $4,533,602,572)		5,055,288,704

Mutual Funds—0.6%

Exchange Traded Funds—0.6%
SPDR S&P 500 ETF Trust	260,000	32,702,800

Total Mutual Funds (Identified Cost $32,593,262)		32,702,800

Short Term Investments—2.8%
Security Description	Shares/ Par Amount	Value*

Discount Notes—0.2%
Federal Home Loan Bank 0.030%, 01/14/11	$5,200,000	$5,199,944
0.110%, 01/28/11	5,850,000	5,849,517

		11,049,461

Mutual Funds—2.6%
State Street Navigator Securities Lending Prime Portfolio (e)	128,994,450	128,994,450

Total Short Term Investments (Identified Cost $140,043,911)		140,043,911

Total Investments 102.5% (Identified Cost $4,706,239,745) (f)		5,228,035,415
Liabilities in excess of other assets		(125,595,337)

Net Assets — 100.0%		$5,102,440,078

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $126,476,474 and the collateral received consisted of cash in the amount of $128,994,450 and non-cash collateral with a value of $878,865. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. See below.
(d)	All or a portion of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $4,805,724,557. The aggregate unrealized appreciation and depreciation of investments was $1,097,802,418 and $(675,491,560), respectively, resulting in net unrealized appreciation of $422,310,858 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Net Unrealized Appreciation
S&P 500 Index Futures	3/17/2011	40	$12,237,200	$12,530,000	$292,800

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2009	Shares Purchased Since December 31, 2009	Shares Sold Since December 31, 2009	Number of Shares Held at December 31, 2010	Realized Gain on Shares Sold	Income For Year Ended December 31, 2010
MetLife, Inc.	386,695	43,061	28,914	400,842	$58,036	$301,934

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock *	$5,055,288,704	$—	$—	$5,055,288,704
Total Mutual Funds *	32,702,800	—	—	32,702,800
Short Term Investments
Discount Notes	—	11,049,461	—	11,049,461
Mutual Funds	128,994,450	—	—	128,994,450
Total Short Term Investments	128,994,450	11,049,461	—	140,043,911
Total Investments	$5,216,985,954	$11,049,461	$—	$5,228,035,415

Futures Contracts **
Futures Contracts Long (Net Appreciation)	$292,800	$—	$—	$292,800

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument. Please see Schedule of Investments for additional detail.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$5,228,035,415
Cash		6,663
Receivable for:
Securities sold		13,317,444
Fund shares sold		661,324
Accrued interest and dividends		6,001,497

Total Assets		5,248,022,343
Liabilities
Payable for:
Securities purchased	$88,186
Fund shares redeemed	14,732,121
Futures variation margin	15,000
Collateral for securities loaned	128,994,450
Accrued expenses:
Management fees	1,043,744
Distribution and service fees	346,583
Deferred directors’ fees	17,118
Other expenses	345,063

Total Liabilities		145,582,265

Net Assets		$5,102,440,078

Net assets consists of:
Paid in surplus		$4,567,378,273
Undistributed net investment income		82,363,080
Accumulated net realized losses		(69,389,745)
Unrealized appreciation on investments		522,088,470

Net Assets		$5,102,440,078

Net Assets
Class A		$3,158,391,637
Class B		1,402,690,835
Class D		360,475,845
Class E		180,881,761
Capital Shares (Authorized) Outstanding
Class A (150,000,000)		106,322,319
Class B (70,000,000)		48,560,973
Class D (30,000,000)		12,165,090
Class E (15,000,000)		6,121,274
Net Asset Value, Offering and Redemption Price Per Share
Class A		$29.71
Class B		28.89
Class D		29.63
Class E		29.55

(a)	Identified cost of investments was $4,706,239,745.
(b)	Includes securities on loan with a value of $126,476,474.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$98,361,830
Interest (a)		573,981

		98,935,811
Expenses
Management fees	$11,846,797
Distribution and service fees—Class B	3,024,275
Distribution and service fees—Class D	378,766
Distribution and service fees—Class E	274,919
Directors’ fees and expenses	48,653
Custodian and accounting	339,078
Audit and tax services	37,862
Legal	85,831
Shareholder reporting	522,235
Insurance	58,738
Miscellaneous	35,336

Total expenses	16,652,490
Management fee waivers	(331,710)	16,320,780

Net Investment Income		82,615,031

Net Realized and Unrealized Gain
Net realized gain on:
Investments	33,229,772
Futures contracts	1,591,360	34,821,132

Net change in unrealized appreciation on:
Investments	545,554,356
Futures contracts	155,345	545,709,701

Net realized and unrealized gain		580,530,833

Net Increase in Net Assets From Operations		$663,145,864

(a)	Includes net income on securities loaned of $559,325.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$82,615,031	$82,449,759
Net realized gain (loss)	34,821,132	(43,112,104)
Net change in unrealized appreciation	545,709,701	976,703,237

Increase in net assets from operations	663,145,864	1,016,040,892

From Distributions to Shareholders
Net investment income
Class A	(52,295,692)	(76,583,721)
Class B	(18,935,626)	(20,399,562)
Class D	(6,840,912)	0
Class E	(2,995,482)	(4,401,860)

	(81,067,712)	(101,385,143)

Net realized capital gain
Class A	0	(57,255,448)
Class B	0	(17,249,899)
Class E	0	(3,525,980)

	0	(78,031,327)

Total distributions	(81,067,712)	(179,416,470)

Increase (decrease) in net assets from capital share transactions	(216,239,298)	266,778,932

Total increase in net assets	365,838,854	1,103,403,354

Net Assets
Beginning of the period	4,736,601,224	3,633,197,870

End of the period	$5,102,440,078	$4,736,601,224

Undistributed Net Investment Income
End of the period	$82,363,080	$81,387,261

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	7,569,170	$203,774,276	11,816,250	$252,863,450
Reinvestments	1,859,733	52,295,692	6,814,622	133,839,169
Redemptions	(16,221,825)	(435,432,510)	(29,960,752)	(643,465,420)

Net decrease	(6,792,922)	$(179,362,542)	(11,329,880)	$(256,762,801)

Class B
Sales	9,908,582	$256,780,605	13,429,344	$282,187,180
Reinvestments	691,334	18,935,626	1,966,029	37,649,461
Redemptions	(6,192,307)	(160,588,226)	(5,286,422)	(117,099,924)

Net increase	4,407,609	$115,128,005	10,108,951	$202,736,717

Class D
Sales	58,490	$1,577,633	21,140,532	$431,361,477
Reinvestments	243,709	6,840,912	0	0
Redemptions	(5,012,277)	(133,674,287)	(4,265,364)	(100,528,789)

Net increase (decrease)	(4,710,078)	$(125,255,742)	16,875,168	$330,832,688

Class E
Sales	498,495	$13,152,328	585,754	$12,660,813
Reinvestments	106,981	2,995,482	405,102	7,927,840
Redemptions	(1,593,870)	(42,896,829)	(1,367,338)	(30,616,325)

Net decrease	(988,394)	$(26,749,019)	(376,482)	$(10,027,672)

Increase (decrease) derived from capital share transactions		$(216,239,298)		$266,778,932

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$26.31	$22.01	$37.00	$36.26	$33.20

Income (Loss) From Investment Operations
Net investment income	0.49 (a)	0.48 (a)	0.63 (a)	0.63 (a)	0.58
Net realized and unrealized gain (loss) on investments	3.38	4.92	(13.71)	1.26	4.37

Total from investment operations	3.87	5.40	(13.08)	1.89	4.95

Less Distributions
Distributions from net investment income	(0.47)	(0.63)	(0.61)	(0.39)	(0.70)
Distributions from net realized capital gains	0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.47)	(1.10)	(1.91)	(1.15)	(1.89)

Net Asset Value, End of Period	$29.71	$26.31	$22.01	$37.00	$36.26

Total Return (%)	14.82	26.24	(37.10)	5.23	15.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.28	0.29	0.29	0.31
Net ratio of expenses to average net assets (%) (b)	0.27	0.27	0.28	0.28	0.30
Ratio of net investment income to average net assets (%)	1.82	2.13	2.10	1.69	1.63
Portfolio turnover rate (%)	12	23	13	12	9
Net assets, end of period (in millions)	$3,158.39	$2,976.54	$2,739.61	$4,733.15	$4,125.10

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$25.61	$21.43	$36.07	$35.38	$32.41

Income (Loss) From Investment Operations
Net investment income	0.41 (a)	0.41 (a)	0.54 (a)	0.52 (a)	0.47
Net realized and unrealized gain (loss) on investments	3.29	4.80	(13.36)	1.24	4.28

Total from investment operations	3.70	5.21	(12.82)	1.76	4.75

Less Distributions
Distributions from net investment income	(0.42)	(0.56)	(0.52)	(0.31)	(0.59)
Distributions from net realized capital gains	0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.42)	(1.03)	(1.82)	(1.07)	(1.78)

Net Asset Value, End of Period	$28.89	$25.61	$21.43	$36.07	$35.38

Total Return (%)	14.49	25.92	(37.26)	4.97	15.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.54	0.54	0.56
Net ratio of expenses to average net assets (%) (b)	0.52	0.52	0.53	0.53	0.55
Ratio of net investment income to average net assets (%)	1.57	1.85	1.86	1.43	1.38
Portfolio turnover rate (%)	12	23	13	12	9
Net assets, end of period (in millions)	$1,402.69	$1,130.85	$729.64	$1,092.99	$991.78

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income	0.46 (a)	0.31	(a)
Net realized and unrealized gain on investments	3.37	6.06

Total from investment operations	3.83	6.37

Less Distributions
Distributions from net investment income	(0.45)	0.00

Total distributions	(0.45)	0.00

Net Asset Value, End of Period	$29.63	$26.25

Total Return (%)	14.68	32.04	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	(e)
Net ratio of expenses to average net assets (%) (b)	0.37	0.37	(e)
Ratio of net investment income to average net assets (%)	1.71	1.93	(e)
Portfolio turnover rate (%)	12	23
Net assets, end of period (in millions)	$360.48	$443.03

	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$26.19	$21.90	$36.81	$36.09	$33.04

Income (Loss) From Investment Operations
Net investment income	0.44 (a)	0.44 (a)	0.58 (a)	0.57 (a)	0.52
Net realized and unrealized gain (loss) on investments	3.36	4.91	(13.64)	1.25	4.35

Total from investment operations	3.80	5.35	(13.06)	1.82	4.87

Less Distributions
Distributions from net investment income	(0.44)	(0.59)	(0.55)	(0.34)	(0.63)
Distributions from net realized capital gains	0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.44)	(1.06)	(1.85)	(1.10)	(1.82)

Net Asset Value, End of Period	$29.55	$26.19	$21.90	$36.81	$36.09

Total Return (%)	14.60	26.06	(37.18)	5.06	15.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.43	0.44	0.44	0.46
Net ratio of expenses to average net assets (%) (b)	0.42	0.42	0.43	0.43	0.45
Ratio of net investment income to average net assets (%)	1.67	1.98	1.95	1.53	1.48
Portfolio turnover rate (%)	12	23	13	12	9
Net assets, end of period (in millions)	$180.88	$186.18	$163.95	$280.08	$291.42

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, real estate investment trusts (REIT) adjustments, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2010 were $11,846,797.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2010 were $1,089,905.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$561,241,882	$0	$765,027,189

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2010, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2010, the unrealized appreciation on open equity index futures contracts was $292,800. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $1,591,360 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $155,345 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$81,067,712	$101,469,668	$—	$77,946,802	$—	$—	$81,067,712	$179,416,470

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$82,380,197	$30,387,870	$422,310,858	$—	$535,078,925

MSF-21

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-25

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ proposal to institute revised subadvisory fee schedules for the MetLife Stock Index Portfolio, the Barclays Capital Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the MetLife Mid Cap Stock Index Portfolio (the “Index Portfolios”) effective May 1, 2011. The Directors recognized that the subadviser to each Index Portfolio was an affiliate of MetLife Advisers and that MetLife Advisers, not the Index Portfolios, pays any applicable subadvisory fees. With respect to these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

MSF-27

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-28

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-29

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MFS® Total Return Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 10.08%, 9.80%, 9.92%, and 9.87%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (S&P) 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, returned 15.06% and 6.54%, respectively. A blend of the S&P 500 Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%), returned 12.13%.

MARKET ENVIRONMENT/CONDITIONS

The first quarter of the year witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the year, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the 2010, the U.S. Federal Reserve (the Fed) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of "buy the rumor, sell the fact," the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some parties; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward the end of the year.

PORTFOLIO REVIEW/CURRENT POSITIONING

Within the equity portion of the Portfolio, stock selection and an overweight position in the Financial Services sector held back performance relative to the S&P 500 Index. Holdings of financial services firms, JPMorgan Chase and Bank of America, were among the Portfolio's top detractors. Not owning strong-performing diversified financial services company Citigroup also hurt relative results.

Stock selection in the Energy and Industrial Goods & Services sectors negatively impacted relative performance. In the Energy sector, integrated oil and gas company Total S.A. (France) was among the top detractors. In the Industrial Goods & Services sector, holdings of defense contractor Lockheed Martin, and not owning strong-performing heavy machine manufacturer Caterpillar, weighed on relative returns.

Holdings in other sectors that detracted from relative performance included pharmaceutical company Abbott Laboratories and medical device maker Medtronic. Not owning consumer electronics maker Apple and automobile manufacturer Ford Motor also dampened relative results as these stocks significantly outperformed the benchmark.

Within the fixed income portion of the Portfolio, a lesser exposure to Ginnie Mae mortgage-backed securities held back relative performance as bonds in this sector performed well compared with the Barclays Capital U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, holdings of chemical company PPG Industries, diversified industrial manufacturer Eaton Corp., tobacco company Philip Morris International, and automotive parts retailer Advance Auto Parts contributed to relative returns. Not owning poor-performing software products developer Microsoft, and our timing of ownership in shares of internet search engine Google, also had a positive impact on relative results.

From a positioning standpoint, we decreased the Portfolio’s weighting to the Utilities & Communications sector, specifically within the electric power and telephone services industries. We also reduced its exposure to Retailing (apparel manufacturing) and Energy (energy—integrated). In contrast, we increased its Financial Services exposure, specifically within insurance and major banks. Additionally, we raised its weighting to Leisure (restaurants) and Autos & Housing (autos). As of December 31, 2010, the Portfolio had its largest underweight positions within Technology, Retailing and Leisure while having its largest overweight positions within Financial Services, Utilities & Communications and Consumer Staples. In many cases these sector weights reflect our value style investment philosophy, for example our overweight in Financial Services and underweight in Technology.

Within the fixed income portion of the Portfolio, a primary positive factor in relative performance was the Portfolio's holdings in commercial mortgage-backed securities as these bonds significantly outperformed the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio's return from yield, which was greater than that of the Barclays Capital U.S. Aggregate Bond Index, had a positive impact on relative performance. A greater exposure to Fannie Mae mortgage-backed securities also helped its relative performance. Other positive factors for relative performance included greater exposure to the Financial sector and "BBB" rated securities.

The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. The Portfolio was slightly overweight in commercial mortgage-backed securities as valuations

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

were attractive and commercial real estate markets were generally improving. In addition, the Portfolio was underweight in agencies as we felt they were expensive compared to other fixed income opportunities. Lastly, the Portfolio had a small position in emerging market debt, at the expense of international developed debt, as we generally felt emerging markets were fiscally sound and carried less sovereign risk.

As of December 31, 2010, the Portfolio’s asset allocation was 59.5% equities, 39.3% fixed income and 1.2% cash.

Brooks Taylor

Michael Roberge

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	10.08	3.55	3.82	—
Class B	9.80	3.29	—	4.32
Class E	9.92	3.39	—	4.26
Class F	9.87	—	—	2.79
S&P 500 Index	15.06	2.29	1.41	—
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

3 Inception dates of the Class A, Class B, Class E and Class F shares are 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Issuers

% of Long Term Investments
U.S. Treasury Notes	10.6
Federal National Mortgage Association	7.2
Federal Home Loan Mortgage Corp.	3.9
U.S. Treasury Bonds	2.5
JPMorgan Chase & Co.	2.3
Government National Mortgage Association	1.9
Philip Morris International, Inc.	1.7
Exxon Mobil Corp.	1.7
The Goldman Sachs Group, Inc.	1.7
Lockheed Martin Corp.	1.6

Top Equity Sectors

% of Equity Market Value
Financials	22.2
Energy	13.2
Consumer Staples	12.9
Industrials	12.3
Health Care	10.8

Top Fixed Income Sectors

% of Fixed Income Market Value
U.S. Treasury	33.3
Mortgage-Backed	33.1
Corporates	21.4
Commercial Mortgage-Backed	4.9
Non-U.S. Sovereigns	2.0

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio's ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.58%	$1,000.00	$1,130.00	$3.11
	Hypothetical*	0.58%	$1,000.00	$1,022.25	$2.96

Class B	Actual	0.83%	$1,000.00	$1,128.50	$4.45
	Hypothetical*	0.83%	$1,000.00	$1,020.97	$4.23

Class E	Actual	0.73%	$1,000.00	$1,129.20	$3.92
	Hypothetical*	0.73%	$1,000.00	$1,021.48	$3.72

Class F	Actual	0.78%	$1,000.00	$1,128.90	$4.19
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—59.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.1%
Honeywell International, Inc.	103,550	$5,504,718
Lockheed Martin Corp.	275,989	19,294,392
Northrop Grumman Corp.	84,256	5,458,104
Precision Castparts Corp.	14,390	2,003,232
United Technologies Corp.	210,570	16,576,070

		48,836,516

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	37,190	2,699,250

Auto Components—0.3%
Johnson Controls, Inc.	84,590	3,231,338

Automobiles—0.2%
General Motors Co. (a)	48,810	1,799,137

Beverages—1.6%
Diageo plc (GBP)	451,998	8,374,979
Heineken NV (EUR)	35,729	1,755,062
PepsiCo., Inc.	141,385	9,236,682

		19,366,723

Capital Markets—4.5%
BlackRock, Inc.	10,868	2,071,224
Franklin Resources, Inc.	24,870	2,765,793
State Street Corp.	195,500	9,059,470
The Bank of New York Mellon Corp.	634,770	19,170,054
The Charles Schwab Corp.	152,310	2,606,024
The Goldman Sachs Group, Inc.	111,520	18,753,203

		54,425,768

Chemicals—1.7%
Air Products & Chemicals, Inc.	93,274	8,483,270
E. I. du Pont de Nemours & Co.	47,380	2,363,315
PPG Industries, Inc.	112,500	9,457,875

		20,304,460

Commercial Banks—1.8%
Marshall & Ilsley Corp.	234,280	1,621,218
PNC Financial Services Group, Inc.	82,470	5,007,578
Wells Fargo & Co.	435,450	13,494,596
Zions Bancorporation (b)	75,380	1,826,457

		21,949,849

Communications Equipment—0.5%
Cisco Systems, Inc. (a)	299,180	6,052,411

Computers & Peripherals—0.6%
Hewlett-Packard Co.	158,560	6,675,376

Construction & Engineering—0.3%
Fluor Corp.	53,870	3,569,426

Security Description	Shares	Value*

Diversified Financial Services—3.3%
Bank of America Corp.	911,350	$12,157,409
Deutsche Boerse AG (EUR)	20,385	1,414,097
JPMorgan Chase & Co.	606,670	25,734,941

		39,306,447

Diversified Telecommunication Services—1.7%
AT&T, Inc.	605,674	17,794,702
CenturyLink, Inc. (b)	64,024	2,955,988

		20,750,690

Electric Utilities—1.0%
American Electric Power Co., Inc.	70,150	2,523,997
Entergy Corp.	57,558	4,076,833
NextEra Energy, Inc.	34,820	1,810,292
PPL Corp.	155,316	4,087,917

		12,499,039

Energy Equipment & Services—0.6%
Halliburton Co.	29,310	1,196,727
National Oilwell Varco, Inc.	28,100	1,889,725
Schlumberger, Ltd.	21,860	1,825,310
Transocean, Ltd. (a)	40,470	2,813,070

		7,724,832

Food & Staples Retailing—0.9%
CVS Caremark Corp.	140,323	4,879,031
The Kroger Co.	78,870	1,763,533
Walgreen Co.	119,220	4,644,811

		11,287,375

Food Products—2.3%
Danone (EUR)	30,796	1,938,697
General Mills, Inc.	226,420	8,058,288
Kellogg Co.	54,600	2,788,968
Nestle S.A. (CHF)	211,343	12,389,887
The J. M. Smucker Co.	30,458	1,999,568

		27,175,408

Health Care Equipment & Supplies—1.8%
Becton, Dickinson & Co.	74,890	6,329,703
Covidien plc	44,060	2,011,780
Medtronic, Inc.	198,460	7,360,881
St. Jude Medical, Inc. (a)	145,670	6,227,392

		21,929,756

Health Care Providers & Services—0.1%
Quest Diagnostics, Inc.	27,970	1,509,541

Hotels, Restaurants & Leisure—0.4%
McDonald’s Corp.	46,230	3,548,615
Starwood Hotels & Resorts Worldwide, Inc. (b)	13,530	822,353

		4,370,968

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.3%
Pulte Group, Inc. (a) (b)	128,720	$967,974
Stanley Black & Decker, Inc.	37,455	2,504,616

		3,472,590

Household Products—0.9%
Clorox Co.	30,650	1,939,532
The Procter & Gamble Co.	137,212	8,826,848

		10,766,380

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. (a)	85,380	1,668,325

Industrial Conglomerates—1.0%
3M Co.	109,540	9,453,302
General Electric Co.	107,030	1,957,579

		11,410,881

Insurance—3.6%
ACE, Ltd.	91,130	5,672,843
Aflac, Inc.	41,110	2,319,837
AON Corp.	137,130	6,309,351
Chubb Corp.	48,220	2,875,841
Prudential Financial, Inc.	175,160	10,283,644
The Allstate Corp.	73,766	2,351,660
The Travelers Cos., Inc.	237,850	13,250,623

		43,063,799

IT Services—2.3%
Accenture plc	180,469	8,750,942
International Business Machines Corp.	75,050	11,014,338
MasterCard, Inc.	19,430	4,354,457
The Western Union Co. (b)	119,500	2,219,115
Visa, Inc. (b)	20,170	1,419,565

		27,758,417

Leisure Equipment & Products—0.3%
Hasbro, Inc.	67,190	3,170,024

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (a)	87,270	4,831,267
Waters Corp. (a)	19,390	1,506,797

		6,338,064

Machinery—1.3%
Danaher Corp. (b)	218,340	10,299,098
Eaton Corp.	57,020	5,788,100

		16,087,198

Media—1.8%
Comcast Corp. (Class A)	203,160	4,227,759
Omnicom Group, Inc.	142,590	6,530,622
The Walt Disney Co.	243,280	9,125,433

Security Description	Shares	Value*

Media—(Continued)
Time Warner, Inc.	57,410	$1,846,880

		21,730,694

Metals & Mining—0.1%
United States Steel Corp. (b)	28,580	1,669,644

Multi-Utilities—1.2%
CenterPoint Energy, Inc.	32,700	514,044
Dominion Resources, Inc.	40,852	1,745,197
PG&E Corp.	112,390	5,376,738
Public Service Enterprise Group, Inc.	165,040	5,249,922
Sempra Energy	27,300	1,432,704

		14,318,605

Multiline Retail—1.0%
Kohl's Corp. (a)	95,290	5,178,059
Target Corp.	105,630	6,351,532

		11,529,591

Oil, Gas & Consumable Fuels—7.2%
Anadarko Petroleum Corp.	34,770	2,648,083
Apache Corp.	133,730	15,944,628
Chevron Corp.	153,286	13,987,347
EOG Resources, Inc.	51,050	4,666,480
Exxon Mobil Corp.	276,414	20,211,392
Hess Corp.	106,790	8,173,707
Noble Corp.	39,870	1,426,150
Noble Energy, Inc.	42,990	3,700,579
Occidental Petroleum Corp.	73,130	7,174,053
QEP Resources, Inc.	34,200	1,241,802
Southwestern Energy Co. (a)	53,600	2,006,248
The Williams Cos., Inc.	119,600	2,956,512
Total S.A. (ADR)	39,008	2,086,148

		86,223,129

Personal Products—0.1%
Avon Products, Inc.	30,300	880,518

Pharmaceuticals—4.0%
Abbott Laboratories	218,638	10,474,947
Bayer AG (EUR)	23,148	1,714,413
GlaxoSmithKline plc (GBP)	86,384	1,678,616
Johnson & Johnson	277,098	17,138,511
Merck & Co., Inc.	46,243	1,666,598
Pfizer, Inc.	742,883	13,007,881
Roche Holding AG (CHF)	11,885	1,743,651

		47,424,617

Professional Services—0.2%
Dun & Bradstreet Corp.	27,650	2,269,789

Road & Rail—0.3%
Canadian National Railway Co.	28,010	1,861,825

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—(Continued)
Union Pacific Corp.	14,340	$1,328,744

		3,190,569

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	324,570	6,825,707

Software—1.0%
Oracle Corp.	384,630	12,038,919

Specialty Retail—0.9%
Advance Auto Parts, Inc.	18,930	1,252,219
Best Buy Co., Inc.	24,180	829,132
Staples, Inc.	162,210	3,693,522
The Sherwin-Williams Co.	52,780	4,420,325

		10,195,198

Textiles, Apparel & Luxury Goods—0.2%
Nike, Inc.	33,770	2,884,633

Tobacco—1.9%
Altria Group, Inc.	42,116	1,036,896
Philip Morris International, Inc.	348,820	20,416,435
Reynolds American, Inc.	38,250	1,247,715

		22,701,046

Wireless Telecommunication Services—0.8%
Vodafone Group plc (GBP)	3,821,772	9,954,612

Total Common Stock (Identified Cost $590,507,522)		713,037,259

U.S. Treasury & Government Agencies—26.0%
Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—12.9%
Federal Home Loan Mortgage Corp.
4.000%, 11/01/40	$3,311,130	3,290,485
4.000%, TBA	3,442,000	3,416,722
4.000%, TBA	2,324,000	2,387,910
4.500%, 05/01/18	195,888	206,784
4.500%, 08/01/18	325,717	343,835
4.500%, 11/01/18	338,142	356,951
4.500%, 01/01/19	656,683	693,211
4.500%, 08/01/19	33,252	35,101
4.500%, 02/01/20	243,752	257,310
4.500%, 08/01/24	2,551,809	2,666,641
4.500%, 04/01/35	797,088	822,396
4.500%, 06/01/39	3,884,496	3,984,271
5.000%, 12/01/17	12,053	12,853
5.000%, 05/01/18	137,892	146,878
5.000%, 06/01/18	18,513	19,742
5.000%, 09/01/18	349,407	372,609
5.000%, 12/01/18	47,914	51,095

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
5.000%, 02/01/19	$313,429	$334,439
5.000%, 06/01/19	142,295	151,811
5.000%, 09/01/33	1,479,781	1,562,153
5.000%, 11/01/33	815,694	861,100
5.000%, 03/01/34	279,554	296,513
5.000%, 04/01/34	271,481	286,254
5.000%, 08/01/35	358,469	377,752
5.000%, 10/01/35	1,244,477	1,313,135
5.000%, 11/01/35	750,328	790,688
5.000%, 12/01/36	543,593	572,833
5.000%, 07/01/39	3,235,993	3,395,901
5.500%, 01/01/19	71,261	77,396
5.500%, 04/01/19	48,421	52,359
5.500%, 06/01/19	35,911	39,003
5.500%, 07/01/19	95,301	102,791
5.500%, 08/01/19	33,968	36,765
5.500%, 12/01/19	68,858	74,442
5.500%, 02/01/20	21,548	23,322
5.500%, 10/01/24	297,145	320,424
5.500%, 06/01/25	591,843	637,619
5.500%, 07/01/25	283,746	305,692
5.500%, 08/01/25	456,799	492,130
5.500%, 12/01/33	1,126,328	1,210,145
5.500%, 01/01/34	1,024,511	1,100,751
5.500%, 04/01/34	193,058	208,511
5.500%, 11/01/34	169,751	182,224
5.500%, 12/01/34	264,549	284,153
5.500%, 05/01/35	122,511	131,513
5.500%, 09/01/35	258,806	277,823
5.500%, 10/01/35	434,721	468,973
6.000%, 04/01/16	28,586	31,145
6.000%, 04/01/17	87,574	95,578
6.000%, 07/01/17	46,440	50,685
6.000%, 10/01/17	61,739	67,382
6.000%, 08/01/19	245,697	268,781
6.000%, 09/01/19	140,275	153,886
6.000%, 11/01/19	87,702	96,212
6.000%, 05/01/21	154,655	169,662
6.000%, 10/01/21	190,343	208,741
6.000%, 02/01/23	425,264	468,282
6.000%, 12/01/25	179,809	196,919
6.000%, 02/01/26	169,712	185,861
6.000%, 04/01/34	152,588	167,693
6.000%, 07/01/34	320,232	351,551
6.000%, 08/01/34	1,920,284	2,107,588
6.000%, 09/01/34	53,507	58,616
6.000%, 07/01/35	226,197	246,539
6.000%, 08/01/35	284,840	310,455
6.000%, 11/01/35	710,402	776,064
6.000%, 03/01/36	286,197	312,649
6.000%, 10/01/36	470,459	514,826
6.000%, 03/01/37	356,565	389,210
6.000%, 05/01/37	528,651	577,052
6.000%, 06/01/37	739,595	807,956
6.500%, 05/01/34	108,724	122,404

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
6.500%, 06/01/34	$138,514	$155,395
6.500%, 08/01/34	598,310	674,614
6.500%, 10/01/34	428,489	481,800
6.500%, 11/01/34	161,705	180,812
6.500%, 05/01/37	250,680	280,224
6.500%, 07/01/37	698,513	780,836
Federal National Mortgage Association
4.010%, 08/01/13 (c)	140,146	146,745
4.021%, 08/01/13 (c)	553,134	580,660
4.500%, 04/01/18	215,493	228,288
4.500%, 06/01/18	557,655	590,766
4.500%, 07/01/18	320,644	339,682
4.500%, 03/01/19	373,524	395,235
4.500%, 06/01/19	397,232	420,321
4.500%, 04/01/20	314,444	332,721
4.500%, 07/01/20	169,183	179,016
4.500%, 08/01/33	1,422,201	1,470,508
4.500%, 02/01/35	282,051	291,191
4.500%, 09/01/35	408,702	421,818
4.562%, 05/01/14 (c)	638,441	682,550
4.630%, 04/01/14	349,042	373,019
4.700%, 03/01/15	587,926	632,763
4.767%, 04/01/13 (c)	61,954	65,009
4.841%, 08/01/14 (c)	850,971	914,534
4.845%, 06/01/13	87,668	93,157
4.872%, 02/01/14 (c)	609,920	648,860
4.880%, 03/01/20	381,391	402,514
4.940%, 08/01/15	50,000	54,196
5.000%, 11/01/17	343,061	366,914
5.000%, 02/01/18	1,161,635	1,242,423
5.000%, 12/01/18	1,023,437	1,095,877
5.000%, 07/01/19	622,995	668,260
5.000%, 07/01/20	395,657	424,404
5.000%, 08/01/20	152,238	163,299
5.000%, 11/01/33	633,195	669,700
5.000%, 03/01/34	856,367	905,453
5.000%, 04/01/34	283,299	299,277
5.000%, 05/01/34	266,654	281,694
5.000%, 08/01/34	303,714	320,844
5.000%, 09/01/34	1,039,513	1,098,143
5.000%, 01/01/35	272,134	287,482
5.000%, 06/01/35	704,984	744,305
5.000%, 07/01/35	3,004,599	3,172,184
5.000%, 08/01/35	632,285	667,551
5.000%, 09/01/35	497,137	524,865
5.000%, 10/01/35	2,033,383	2,146,798
5.000%, 08/01/36	315,630	333,235
5.000%, 07/01/39	1,067,722	1,129,945
5.000%, 10/01/39	792,000	833,205
5.000%, 11/01/39	310,724	328,832
5.370%, 05/01/18	630,000	682,375
5.371%, 02/01/13 (c)	369,400	388,104
5.466%, 11/01/15 (c)	415,853	455,568
5.500%, 11/01/17	558,619	602,143
5.500%, 12/01/17	103,230	111,333

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
5.500%, 01/01/18	$371,006	$400,049
5.500%, 02/01/18	320,385	345,689
5.500%, 06/01/19	492,737	536,236
5.500%, 07/01/19	384,083	417,384
5.500%, 08/01/19	117,891	128,004
5.500%, 09/01/19	429,940	467,438
5.500%, 01/01/21	200,623	218,334
5.500%, 03/01/21	56,625	61,624
5.500%, 02/01/33	372,497	401,514
5.500%, 05/01/33	36,598	39,449
5.500%, 06/01/33	1,173,635	1,265,059
5.500%, 07/01/33	1,442,116	1,554,454
5.500%, 11/01/33	830,124	894,789
5.500%, 12/01/33	207,575	223,744
5.500%, 01/01/34 (c)	269,182	290,150
5.500%, 01/01/34	447,392	482,846
5.500%, 02/01/34	985,990	1,063,999
5.500%, 03/01/34	155,578	169,351
5.500%, 04/01/34	320,988	346,548
5.500%, 05/01/34	1,512,724	1,637,836
5.500%, 06/01/34	1,996,370	2,151,262
5.500%, 07/01/34	924,452	996,254
5.500%, 09/01/34	2,828,726	3,048,276
5.500%, 10/01/34	3,103,444	3,344,334
5.500%, 11/01/34	4,042,797	4,357,445
5.500%, 12/01/34	2,044,841	2,203,492
5.500%, 01/01/35	1,579,429	1,701,970
5.500%, 02/01/35	232,999	252,022
5.500%, 04/01/35	329,242	354,786
5.500%, 07/01/35	326,053	351,116
5.500%, 08/01/35	370,172	398,626
5.500%, 09/01/35 (c)	979,187	1,059,135
5.500%, 01/01/36	305,002	327,999
5.662%, 02/01/16 (c)	223,520	244,965
5.725%, 07/01/16 (c)	270,032	294,974
6.000%, 05/15/11	1,473,000	1,504,167
6.000%, 07/01/16	170,432	185,531
6.000%, 01/01/17	213,737	233,140
6.000%, 02/01/17 (c)	223,180	242,953
6.000%, 07/01/17	334,757	364,415
6.000%, 08/01/17	37,015	40,375
6.000%, 09/01/17	239,078	260,782
6.000%, 03/01/18	32,649	35,613
6.000%, 11/01/18	187,091	203,666
6.000%, 01/01/21	202,531	222,120
6.000%, 05/01/21	120,105	131,721
6.000%, 11/01/25	95,704	104,482
6.000%, 02/01/32	835,998	920,938
6.000%, 03/01/34	91,300	100,947
6.000%, 04/01/34	1,423,514	1,568,147
6.000%, 06/01/34	1,225,422	1,352,584
6.000%, 07/01/34	1,402,376	1,543,024
6.000%, 08/01/34	2,312,383	2,542,213
6.000%, 10/01/34	1,159,103	1,276,051
6.000%, 11/01/34	153,018	168,456

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
6.000%, 12/01/34	$80,927	$88,828
6.000%, 08/01/35	292,221	320,359
6.000%, 09/01/35 (c)	376,878	414,699
6.000%, 10/01/35	490,708	541,178
6.000%, 11/01/35	198,985	217,975
6.000%, 12/01/35	712,051	782,045
6.000%, 02/01/36	436,744	480,572
6.000%, 04/01/36	1,204,116	1,324,952
6.000%, 06/01/36	360,864	396,089
6.000%, 03/01/37	364,948	397,124
6.000%, 07/01/37	579,159	638,854
6.330%, 03/01/11 (c)	145,114	146,270
6.500%, 06/01/31	195,781	220,139
6.500%, 07/01/31	105,558	118,692
6.500%, 08/01/31	67,211	75,573
6.500%, 09/01/31	297,869	334,928
6.500%, 02/01/32	165,567	186,167
6.500%, 07/01/32	488,293	549,861
6.500%, 08/01/32	440,662	495,488
6.500%, 01/01/33	205,584	231,162
6.500%, 04/01/34	310,549	348,959
6.500%, 06/01/34	96,757	108,493
6.500%, 08/01/34	159,922	179,437
6.500%, 04/01/36	219,628	246,740
6.500%, 05/01/36	399,749	449,609
6.500%, 02/01/37	831,739	931,738
6.500%, 05/01/37	555,647	622,694
6.500%, 07/01/37	450,924	505,335
7.500%, 10/01/29	61,454	70,477
7.500%, 02/01/30	33,465	38,337
7.500%, 11/01/31	133,825	153,635
7.500%, 02/01/32	30,702	35,253
Government National Mortgage Association 4.000%, TBA	3,442,000	3,461,926
4.500%, 07/20/33	87,840	92,360
4.500%, 09/15/33	409,410	428,172
4.500%, 09/20/33	47,998	50,468
4.500%, 12/20/34	52,456	55,105
4.500%, 03/20/35	220,982	231,939
4.500%, 11/15/39	3,239,422	3,367,627
4.500%, 03/15/40	782,282	822,043
4.500%, 06/15/40	513,212	536,410
5.000%, 07/20/33	168,809	180,632
5.000%, 03/15/34	154,565	164,820
5.000%, 06/15/34	265,483	283,098
5.000%, 12/15/34	158,773	169,308
5.000%, 06/15/35	57,510	61,272
5.000%, 05/15/39	2,528,158	2,689,583
5.000%, 09/15/39	3,151,334	3,352,549
5.500%, 11/15/32	412,774	448,568
5.500%, 08/15/33	1,440,627	1,565,099
5.500%, 12/15/33	640,121	695,545
5.500%, 09/15/34	578,704	628,524
5.500%, 10/15/35	163,831	177,730
6.000%, 12/15/28	131,529	145,222
6.000%, 12/15/31	137,250	151,540

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
6.000%, 03/15/32	$4,304	$4,752
6.000%, 10/15/32	474,377	523,764
6.000%, 01/15/33	106,470	118,386
6.000%, 02/15/33	5,461	6,072
6.000%, 04/15/33	513,910	571,428
6.000%, 08/15/33	3,797	4,222
6.000%, 07/15/34	380,055	424,134
6.000%, 09/15/34	251,128	279,156
6.000%, 01/20/35	157,908	174,084
6.000%, 02/20/35	85,903	94,703
6.000%, 04/20/35	123,705	136,377
6.000%, 01/15/38	669,906	747,603

		155,058,954

Federal Agencies—0.1%
The Financing Corp. 9.650%, 11/02/18	430,000	618,394
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	40,000	40,207

		658,601

U.S. Treasury—13.0%
U.S. Treasury Bonds 4.500%, 02/15/36	293,000	303,346
4.500%, 08/15/39	6,000,400	6,161,661
5.000%, 05/15/37	3,912,000	4,364,935
5.250%, 02/15/29	7,555,000	8,664,641
5.375%, 02/15/31	6,424,000	7,499,018
6.250%, 08/15/23	1,251,000	1,572,351
8.500%, 02/15/20	1,104,000	1,579,582
U.S. Treasury Notes 0.875%, 02/28/11	7,654,000	7,662,075
1.375%, 02/15/12	13,906,400	14,062,847
1.375%, 10/15/12	6,028,000	6,116,774
1.375%, 01/15/13	7,734,000	7,851,820
1.500%, 12/31/13	21,000	21,302
2.000%, 11/30/13	2,098,000	2,159,956
2.125%, 05/31/15	15,228,000	15,470,734
2.625%, 02/29/16	800,000	821,062
2.750%, 10/31/13	6,744,000	7,089,104
2.750%, 02/15/19	9,225,800	9,106,870
3.125%, 09/30/13	10,194,000	10,814,397
3.500%, 05/31/13	3,900,000	4,158,375
3.750%, 11/15/18	25,774,000	27,415,082
3.875%, 02/15/13	5,448,000	5,821,275
4.125%, 05/15/15	125,000	137,647
4.500%, 04/30/12	3,651,000	3,851,947
4.750%, 08/15/17	2,444,000	2,771,457
5.125%, 06/30/11	764,000	782,533

		156,260,791

Total U.S. Treasury & Government Agencies (Identified Cost $300,683,955)		311,978,346

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—9.5%

Security Description	Par Amount	Value*

Aerospace & Defense—0.2%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	$1,832,197

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. (144A) 8.000%, 11/15/39	1,270,000	1,696,784
SABMiller plc (144A) 5.500%, 08/15/13	1,311,000	1,422,955

		3,119,739

Capital Markets—0.7%
ING Bank NV (144A) 3.900%, 03/19/14	1,280,000	1,375,275
Merrill Lynch & Co., Inc. 6.150%, 04/25/13	1,160,000	1,244,688
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,232,845
6.625%, 04/01/18	1,270,000	1,377,657
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,428,599
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	2,180,000	2,092,800

		8,751,864

Commercial Banks—1.5%
Banco Bradesco S.A. (144A) 6.750%, 09/29/19	613,000	652,845
Bank One Corp. 8.000%, 04/29/27	100,000	123,114
BNP Paribas (144A) 7.195%, 12/31/49 (c)	500,000	477,500
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	710,000	743,170
Credit Suisse 5.500%, 05/01/14	1,470,000	1,612,078
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	805,000	813,050
Groupe BPCE (144A) 12.50%, 06/29/49 (c)	1,375,000	1,580,342
HSBC Bank USA N.A. 4.875%, 08/24/20	760,000	755,492
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	1,290,000	1,430,409
Nordea Bank AB (144A) 5.424%, 12/29/49 (c)	359,000	340,251
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,154,451
Santander U.S. Debt S.A. Unipersonal (144A) 3.781%, 10/07/15	500,000	469,792
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	1,330,000	1,413,774
U.S. Bancorp 7.500%, 06/01/26	400,000	449,349
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,555,691

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Woori Bank (144A) 6.125%, 05/03/16 (c)	$2,620,000	$2,652,936

		18,224,244

Commercial Services & Supplies—0.2%
The Western Union Co. 5.400%, 11/17/11 (b)	1,721,000	1,789,112

Consumer Finance—0.3%
American Express Co. 5.500%, 09/12/16	960,000	1,054,643
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,439,886
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	650,752

		3,145,281

Diversified Financial Services—1.9%
Asian Development Bank 2.750%, 05/21/14	970,000	1,009,944
Bank of America Corp. 5.490%, 03/15/19	696,000	678,917
7.375%, 05/15/14	510,000	566,906
7.625%, 06/01/19	710,000	817,519
BP Capital Markets plc 4.500%, 10/01/20	306,000	305,262
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,143,098
Crown Castle Towers, LLC 4.883%, 08/15/40	370,000	355,600
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	711,000	741,801
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	1,260,000	1,243,611
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	991,691
Enel Finance International S.A. (144A) 6.250%, 09/15/17	995,000	1,086,738
ERAC USA Finance, LLC (144A) 7.000%, 10/15/37	1,115,000	1,200,660
General Electric Capital Corp. 5.450%, 01/15/13 (b)	572,000	615,128
GG1C Funding Corp. (144A) 5.129%, 01/15/14	372,711	384,787
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	1,075,000
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,377,289
JPMorgan Chase Capital XXII 6.450%, 02/02/37	568,000	565,784
JPMorgan Chase Capital XXVII 7.000%, 11/01/39	149,000	156,007
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	808,458

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Qtel International Finance, Ltd. (144A) 7.875%, 06/10/19	$151,000	$180,410
Societe Financement de l'Economie Francaise (144A) 3.375%, 05/05/14	730,000	768,843
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,526,475
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	784,480
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	2,290,000	2,344,184
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,486,411
W3A Funding Corp. 8.090%, 01/02/17	566,202	572,684
WEA Finance, LLC (144A) 6.750%, 09/02/19	363,000	404,390

		23,192,077

Diversified Telecommunication Services—0.3%
AT&T, Inc. 6.550%, 02/15/39	1,290,000	1,404,106
Verizon New York, Inc. 6.875%, 04/01/12	2,172,000	2,316,983

		3,721,089

Electric Utilities—0.6%
Bruce Mansfield Unit 6.850%, 06/01/34	2,344,844	2,488,684
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	1,825,000	2,143,776
PSEG Power, LLC 5.320%, 09/15/16	989,000	1,082,165
6.950%, 06/01/12	1,000,000	1,078,160
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	52,469

		6,845,254

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,573,935

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,225,349
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,841,617

		3,066,966

Gas Utilities—0.1%
CenterPoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,461,652

Security Description	Par Amount	Value*

Health Care Equipment & Supplies—0.2%
CareFusion Corp. 6.375%, 08/01/19	$1,110,000	$1,254,067
Hospira, Inc. 6.050%, 03/30/17 (c)	979,000	1,096,800

		2,350,867

Hotels, Restaurants & Leisure—0.1%
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,127,011

Independent Power Producers & Energy Traders—0.0%
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	104,675

Insurance—0.4%
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	2,199,675
Irish Life & Permanent Group Holdings plc (144A) 3.600%, 01/14/13	1,500,000	1,345,527
Prudential Financial, Inc. 5.375%, 06/21/20	260,000	271,688
6.625%, 06/21/40	430,000	479,797
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	146,000	142,460
6.500%, 05/09/37 (c)	491,000	478,725

		4,917,872

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	980,457
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,353,675

		2,334,132

Media—0.3%
COX Communications, Inc. 4.625%, 06/01/13	1,058,000	1,132,217
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	151,850
News America Holdings, Inc. 8.500%, 02/23/25	722,000	882,308
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,564,851

		3,731,226

Metals & Mining—0.2%
ArcelorMittal 5.250%, 08/05/20 (b)	1,050,000	1,038,054
6.125%, 06/01/18	605,000	644,620
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	414,000	392,689

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Metals & Mining—(Continued)
Vale Overseas, Ltd. 4.625%, 09/15/20 (b)	$298,000	$295,743
6.875%, 11/10/39	233,000	257,449

		2,628,555

Oil, Gas & Consumable Fuels—0.7%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,330,000	1,326,527
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,030,992
Hess Corp. 8.125%, 02/15/19	300,000	379,011
Husky Energy, Inc. 5.900%, 06/15/14	771,000	847,322
7.250%, 12/15/19	787,000	934,489
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	1,202,000	1,215,343
7.750%, 03/15/32	625,000	725,264
Petroleos Mexicanos 8.000%, 05/03/19	759,000	914,595
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	865,434	930,342

		8,303,885

Pharmaceuticals—0.2%
Pfizer, Inc. 7.200%, 03/15/39	540,000	698,780
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,760,000	2,046,597

		2,745,377

Real Estate Investment Trusts—0.3%
Boston Properties, L.P. 5.000%, 06/01/15	200,000	214,479
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,853,041
Simon Property Group, L.P. 5.875%, 03/01/17 (b)	1,328,000	1,457,760

		3,525,280

Road & Rail—0.0%
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	430,209

Specialty Retail—0.0%
Limited Brands, Inc. 5.250%, 11/01/14	370,000	382,950

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	890,000	925,977

Security Description	Par Amount	Value*

Wireless Telecommunication Services—0.1%
Rogers Communications, Inc. 6.800%, 08/15/18	$1,483,000	$1,782,950

Yankee—0.2%
Petro-Canada 6.050%, 05/15/18 (b)	1,664,000	1,890,577
Statoil ASA 7.750%, 06/15/23	100,000	125,534

		2,016,111

Total Corporate Bonds & Notes (Identified Cost $107,712,112)		114,030,487

Mortgage-Backed Securities — 2.2%

Collateralized-Mortgage Obligation—0.1%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	89,569	12,065
FHLMC Multifamily Structured Pass-Through Certificate 3.808%, 08/25/20	1,030,000	1,012,595
RAAC Series 4.971%, 09/25/34 (c)	678,522	685,727

		1,710,387

Commercial Mortgage-Backed Securities—2.1%
Citigroup Commercial Mortgage Trust 5.698%, 12/10/49 (c)	3,630,000	3,880,375
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,782,103
FHLMC Multifamily Structured Pass-Through Certificates 5.085%, 03/19/19 (c)	1,226,000	1,296,239
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	38,357
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (c)	500,000	532,031
5.475%, 02/10/17	3,025,000	3,022,179
JPMorgan Chase Commercial Mortgage Securities Corp. 5.232%, 05/15/41 (c)	1,292,933	1,376,094
5.475%, 04/15/43 (c)	806,626	864,071
5.552%, 05/12/45	968,540	1,034,782
5.817%, 06/15/49 (c)	1,900,000	1,987,884
5.872%, 04/15/45 (c)	2,260,000	2,471,556
Merrill Lynch Mortgage Trust 5.826%, 07/12/17 (c)	929,000	272,251
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.747%, 06/12/50 (c)	1,735,738	1,788,336
Morgan Stanley Capital I (144A) 1.008%, 11/15/30 (c) (d)	4,741,539	124,651
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,100,221	961,395

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.903%, 02/15/51(c)	$3,000,000	$3,113,624

		24,545,928

Total Mortgage-Backed Securities (Identified Cost $26,279,314)		26,256,315

Asset-Backed Securities—0.7%

Asset Backed - Home Equity—0.1%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.861%, 12/28/40 (c)	1,130,800	515,532
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	818,011	493,653
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,190,000	431,387

		1,440,572

Asset Backed - Other—0.6%
Anthracite CDO I, Ltd. (144A) 0.711%, 05/24/17 (c)	1,319,447	1,253,474
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35	1,600,000	1,608,000
Countrywide Asset-Backed Certificates 5.689%, 10/25/36 (c)	930,000	624,748
Crest G-Star CDO 0.762%, 11/28/16 (c)	1,364,925	1,351,276
Small Business Administration Participation Certificates 1.000%, 08/01/25 (c)	468,573	502,213
4.350%, 07/01/23 (c)	1,087,159	1,141,087
4.770%, 04/01/24	57,441	60,900
4.950%, 03/01/25 (c)	323,238	344,671
4.990%, 09/01/24 (c)	190,303	203,025
5.180%, 05/01/24 (c)	93,266	99,492
5.520%, 06/01/24 (c)	303,676	325,352
Structured Asset Securities Corp. 4.670%, 03/25/35 (c)	67,177	66,750

		7,580,988

Total Asset-Backed Securities (Identified Cost $10,741,041)		9,021,560

Municipal Bonds & Notes—0.3%

Municipal Agency—0.3%
California Educational Facilities Authority 5.000%, 03/15/39	100,000	102,440
Massachusetts Health & Educational Facilities Authority 5.500%, 06/01/30	735,000	790,742
5.500%, 07/01/32	1,115,000	1,233,235

Security Description	Par Amount	Value*

Municipal Agency—(Continued)
New Jersey State Turnpike Authority 7.414%, 01/01/40	$1,050,000	$1,152,480

Total Municipal Bonds & Notes (Identified Cost $3,377,305)		3,278,897

Foreign Government & Agency Obligations—0.3%

Sovereign—0.3%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,085,802
Peruvian Government International Bond 7.350%, 07/21/25	103,000	125,300
Russian Foreign Bond (144A) 3.625%, 04/29/15	2,100,000	2,102,730

Total Foreign Government & Agency Obligations (Identified Cost $4,147,088)		4,313,832

Preferred Stock—0.2%
Security Description	Shares	Value*

Automobiles—0.1%
General Motors Co. (a)	37,100	2,003,400

Oil, Gas & Consumable Fuels—0.1%
Apache Corp. (b)	10,770	713,620

Total Preferred Stock (Identified Cost $2,416,535)		2,717,020

Convertible Preferred Stock—0.1%

Electric Utilities—0.1%
PPL Corp.	10,940	601,372

Total Convertible Preferred Stock (Identified Cost $547,000)		601,372

Short Term Investments—3.2%
Security Description	Shares/Par Amount	Value*

Commercial Paper—1.7%
Wells Fargo & Co. 0.030%, 01/03/11	$19,786,000	19,785,967

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—(Continued)

Security Description	Shares/Par Amount	Value*

Mutual Funds—1.5%
State Street Navigator Securities Lending Prime Portfolio (e)	18,420,568	$18,420,568

Total Short Term Investments (Identified Cost $38,206,535)		38,206,535

Total Investments—102.0% (Identified Cost $1,084,618,407)(f)		1,223,441,623
Liabilities in excess of other assets		(24,401,534)

Net Assets—100.0%		$1,199,040,089

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $18,650,785 and the collateral received consisted of cash in the amount of $18,420,568 and non-cash collateral with a value of $682,758. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $1,115,936,015. The aggregate unrealized appreciation and depreciation of investments was $153,906,445 and $(46,400,837), respectively, resulting in net unrealized appreciation of $107,505,608 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $38,972,233, which is 3.3% of net assets.
(ADR)—	An American Depository Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$48,836,516	$—	$—	$48,836,516
Air Freight & Logistics	2,699,250	—	—	2,699,250
Auto Components	3,231,338	—	—	3,231,338
Automobiles	1,799,137	—	—	1,799,137
Beverages	9,236,682	10,130,041	—	19,366,723
Capital Markets	54,425,768	—	—	54,425,768
Chemicals	20,304,460	—	—	20,304,460
Commercial Banks	21,949,849	—	—	21,949,849

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Communications Equipment	$6,052,411	$—	$—	$6,052,411
Computers & Peripherals	6,675,376	—	—	6,675,376
Construction & Engineering	3,569,426	—	—	3,569,426
Diversified Financial Services	37,892,350	1,414,097	—	39,306,447
Diversified Telecommunication Services	20,750,690	—	—	20,750,690
Electric Utilities	12,499,039	—	—	12,499,039
Energy Equipment & Services	7,724,832	—	—	7,724,832
Food & Staples Retailing	11,287,375	—	—	11,287,375
Food Products	12,846,824	14,328,584	—	27,175,408
Health Care Equipment & Supplies	21,929,756	—	—	21,929,756
Health Care Providers & Services	1,509,541	—	—	1,509,541
Hotels, Restaurants & Leisure	4,370,968	—	—	4,370,968
Household Durables	3,472,590	—	—	3,472,590
Household Products	10,766,380	—	—	10,766,380
Independent Power Producers & Energy Traders	1,668,325	—	—	1,668,325
Industrial Conglomerates	11,410,881	—	—	11,410,881
Insurance	43,063,799	—	—	43,063,799
IT Services	27,758,417	—	—	27,758,417
Leisure Equipment & Products	3,170,024	—	—	3,170,024
Life Sciences Tools & Services	6,338,064	—	—	6,338,064
Machinery	16,087,198	—	—	16,087,198
Media	21,730,694	—	—	21,730,694
Metals & Mining	1,669,644	—	—	1,669,644
Multi-Utilities	14,318,605	—	—	14,318,605
Multiline Retail	11,529,591	—	—	11,529,591
Oil, Gas & Consumable Fuels	86,223,129	—	—	86,223,129
Personal Products	880,518	—	—	880,518
Pharmaceuticals	42,287,937	5,136,680	—	47,424,617
Professional Services	2,269,789	—	—	2,269,789
Road & Rail	3,190,569	—	—	3,190,569
Semiconductors & Semiconductor Equipment	6,825,707	—	—	6,825,707
Software	12,038,919	—	—	12,038,919
Specialty Retail	10,195,198	—	—	10,195,198
Textiles, Apparel & Luxury Goods	2,884,633	—	—	2,884,633
Tobacco	22,701,046	—	—	22,701,046
Wireless Telecommunication Services	—	9,954,612	—	9,954,612
Total Common Stock	672,073,245	40,964,014	—	713,037,259
Total U.S. Treasury & Government Agencies*	—	311,978,346	—	311,978,346
Total Corporate Bonds & Notes*	—	114,030,487	—	114,030,487
Total Mortgage-Backed Securities*	—	26,256,315	—	26,256,315
Total Asset-Backed Securities*	—	9,021,560	—	9,021,560
Total Municipal Bonds & Notes*	—	3,278,897	—	3,278,897
Total Foreign Government & Agency Obligations*	—	4,313,832	—	4,313,832
Total Preferred Stock*	2,717,020	—	—	2,717,020
Total Convertible Preferred Stock*	601,372	—	—	601,372
Short Term Investments
Commercial Paper	—	19,785,967	—	19,785,967
Mutual Funds	18,420,568	—	—	18,420,568
Total Short Term Investments	18,420,568	19,785,967	—	38,206,535
Total Investments	$693,812,205	$529,629,418	$—	$1,223,441,623

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset-Backed Securities
Balance as of December 31, 2009	$1,360,000
Transfers In (Out) of Level 3	(1,608,000)
Accrued discounts/premiums	0
Realized Gain (Loss)	0
Change in unrealized appreciation (depreciation)	248,000
Net Purchases (Sales)	0
Balance as of December 31, 2010	$0

The change in unrealized appreciation (depreciation) on investments held at December 31, 2010 was $248,000 and is included in net change in unrealized appreciation on investments in the Statement of Operations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,223,441,623
Cash		41,997
Receivable for:
Fund shares sold		382,706
Accrued interest and dividends		4,711,720
Foreign taxes		137,741

Total Assets		1,228,715,787
Liabilities
Payable for:
Securities purchased	$9,143,801
Fund shares redeemed	1,228,638
Foreign taxes	1,167
Due to custodian	6,555
Collateral for securities loaned	18,420,568
Accrued expenses:
Management fees	548,197
Distribution and service fees	178,703
Deferred directors' fees	34,832
Other expenses	113,237

Total Liabilities		29,675,698

Net Assets		$1,199,040,089

Net assets consists of:
Paid in surplus		$1,307,754,757
Undistributed net investment income		29,759,838
Accumulated net realized losses		(277,310,948)
Unrealized appreciation on investments and foreign currency transactions		138,836,442

Net Assets		$1,199,040,089

Net Assets
Class A		$186,734,535
Class B		227,033,228
Class E		36,448,165
Class F		748,824,161
Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,435,727
Class B (4,000,000)		1,764,640
Class E (2,000,000)		281,545
Class F (10,000,000)		5,801,721
Net Asset Value, Offering and Redemption Price Per Share
Class A		$130.06
Class B		128.66
Class E		129.46
Class F		129.07

(a)	Identified cost of investments was $1,084,618,407.
(b)	Includes securities on loan with a value of $18,650,785.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$16,626,102
Interest (b)		20,876,752

		37,502,854
Expenses
Management fees	$6,482,862
Distribution and service fees—Class B	531,435
Distribution and service fees—Class E	55,842
Distribution and service fees—Class F	1,522,844
Directors' fees and expenses	50,886
Custodian and accounting	207,245
Audit and tax services	36,512
Legal	21,870
Shareholder reporting	119,542
Insurance	15,965
Miscellaneous	17,066

Total expenses	9,062,069
Less broker commission recapture	(39,659)	9,022,410

Net Investment Income		28,480,444

Net Realized and Unrealized Gain
Net realized gain on:
Investments	13,255,595
Foreign currency transactions	1,298	13,256,893

Net change in unrealized appreciation on:
Investments	70,032,571
Foreign currency transactions	15,336	70,047,907

Net realized and unrealized gain		83,304,800

Net Increase in Net Assets From Operations		$111,785,244

(a)	Net of foreign taxes of $149,176.
(b)	Includes net income on securities loaned of $128,687.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,480,444	$34,843,624
Net realized gain (loss)	13,256,893	(81,751,338)
Net change in unrealized appreciation	70,047,907	240,767,792

Increase in net assets from operations	111,785,244	193,860,078

From Distributions to Shareholders
Net investment income
Class A	(5,616,197)	(7,755,264)
Class B	(5,987,374)	(6,957,171)
Class E	(1,115,194)	(1,586,511)
Class F	(22,245,694)	(31,753,062)

Total distributions	(34,964,459)	(48,052,008)

Decrease in net assets from capital share transactions	(108,522,861)	(83,930,348)

Total increase (decrease) in net assets	(31,702,076)	61,877,722
Net Assets
Beginning of the period	1,230,742,165	1,168,864,443

End of the period	$1,199,040,089	$1,230,742,165

Undistributed Net Investment Income
End of the period	$29,759,838	$34,798,611

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	101,386	$12,453,953	121,062	$13,194,265
Reinvestments	45,114	5,616,197	78,123	7,755,264
Redemptions	(256,200)	(31,448,772)	(304,803)	(33,323,632)

Net decrease	(109,700)	$(13,378,622)	(105,618)	$(12,374,103)

Class B
Sales	249,050	$30,348,862	379,401	$40,983,608
Reinvestments	48,536	5,987,374	70,681	6,957,171
Redemptions	(258,775)	(31,366,785)	(242,383)	(25,790,569)

Net increase	38,811	$4,969,451	207,699	$22,150,210

Class E
Sales	24,427	$3,020,582	15,427	$1,671,768
Reinvestments	8,991	1,115,194	16,035	1,586,511
Redemptions	(70,567)	(8,632,885)	(87,004)	(9,228,100)

Net decrease	(37,149)	$(4,497,109)	(55,542)	$(5,969,821)

Class F
Sales	304,513	$37,142,362	348,700	$38,139,027
Reinvestments	179,821	22,245,694	321,713	31,753,062
Redemptions	(1,272,872)	(155,004,637)	(1,466,620)	(157,628,723)

Net decrease	(788,538)	$(95,616,581)	(796,207)	$(87,736,634)

Decrease derived from capital share transactions		$(108,522,861)		$(83,930,348)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$121.69	$107.65	$154.53	$156.45	$147.99

Income (Loss) From Investment Operations
Net investment income	3.14 (a)	3.52 (a)	4.08 (a)	4.40 (a)	4.32
Net realized and unrealized gain (loss) on investments	8.95	15.39	(35.15)	2.49	13.06

Total from investment operations	12.09	18.91	(31.07)	6.89	17.38

Less Distributions
Distributions from net investment income	(3.72)	(4.87)	(5.02)	(3.51)	(5.49)
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.72)	(4.87)	(15.81)	(8.81)	(8.92)

Net Asset Value, End of Period	$130.06	$121.69	$107.65	$154.53	$156.45

Total Return (%)	10.08	18.60	(22.15)	4.38	12.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.58	0.60	0.58	0.58	0.59
Ratio of net investment income to average net assets (%)	2.56	3.21	3.15	2.80	2.74
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$186.73	$188.06	$177.74	$264.38	$279.70

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$120.45	$106.53	$153.05	$155.02	$146.58

Income (Loss) From Investment Operations
Net investment income	2.80 (a)	3.19 (a)	3.72 (a)	3.97 (a)	3.71
Net realized and unrealized gain (loss) on investments	8.86	15.28	(34.82)	2.45	13.15

Total from investment operations	11.66	18.47	(31.10)	6.42	16.86

Less Distributions
Distributions from net investment income	(3.45)	(4.55)	(4.63)	(3.09)	(4.99)
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.45)	(4.55)	(15.42)	(8.39)	(8.42)

Net Asset Value, End of Period	$128.66	$120.45	$106.53	$153.05	$155.02

Total Return (%)	9.80	18.30	(22.35)	4.12	11.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.85	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	2.31	2.93	2.90	2.56	2.50
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$227.03	$207.87	$161.73	$233.74	$210.53

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$121.16	$107.16	$153.85	$155.83	$147.36

Income (Loss) From Investment Operations
Net investment income	2.95 (a)	3.35 (a)	3.88 (a)	4.14 (a)	4.27
Net realized and unrealized gain (loss) on investments	8.91	15.33	(35.00)	2.46	12.81

Total from investment operations	11.86	18.68	(31.12)	6.60	17.08

Less Distributions
Distributions from net investment income	(3.56)	(4.68)	(4.78)	(3.28)	(5.18)
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.56)	(4.68)	(15.57)	(8.58)	(8.61)

Net Asset Value, End of Period	$129.46	$121.16	$107.16	$153.85	$155.83

Total Return (%)	9.92	18.42	(22.27)	4.22	12.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.75	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	2.41	3.07	2.98	2.65	2.57
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$36.45	$38.61	$40.10	$73.56	$85.33

	Class F
	Year ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$120.81	$106.86	$153.46	$155.39	$143.80

Income (Loss) From Investment Operations
Net investment income	2.88 (a)	3.28 (a)	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	8.89	15.28	(34.91)	2.43	8.90

Total from investment operations	11.77	18.56	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(3.51)	(4.61)	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	0.00	0.00	(10.79)	(5.30)	0.00

Total distributions	(3.51)	(4.61)	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$129.07	$120.81	$106.86	$153.46	$155.39

Total Return (%)	9.87	18.36	(22.31)	4.18	8.05	(c)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.80	0.78	0.78	0.79	(d)
Ratio of net investment income to average net assets (%)	2.36	3.01	2.94	2.60	2.67	(d)
Portfolio turnover rate (%)	31	43	52	58	55
Net assets, end of period (in millions)	$748.82	$796.20	$789.29	$1,287.49	$1,398.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the

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MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

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MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

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Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$6,482,862	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$150,321,756	$212,613,806	$148,404,744	$325,091,817

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Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$34,964,459	$48,052,008	$—	$—	$—	$—	$34,964,459	$48,052,008

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$29,794,670	$—	$107,518,834	$(245,993,342)	$(108,679,838)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$81,213,079	$245,993,342

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire

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Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk or loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the "Fund") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-29

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

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Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-31

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-32

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-33

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-34

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-35

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Metropolitan Series Fund, Inc. MFS® Value Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the MFS Value Portfolio returned 11.42%, 11.18%, and 11.25%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.51%.

MARKET ENVIRONMENT/CONDITIONS

The first quarter of 2010 witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the year, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the “Fed”) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some parties; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations into year end.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock selection in the Energy sector was a key detractor from the Portfolio’s performance relative to the Russell 1000 Value Index. The Portfolio’s holdings of integrated oil company Total S.A. (France) and the timing of its ownership in energy exploration and production company EOG Resources hindered relative results.

Stock selection in the Industrial Goods and Services and Financial Services sectors also held back relative returns. Within the Industrial Goods and Services sector, holdings of poor-performing defense contractor Lockheed Martin dampened relative performance. Within the Financial Services sector, not holding financial services firm Citigroup hurt as this stock outperformed the benchmark during the year.

Elsewhere, holdings of pharmaceutical and medical products producer Abbott Laboratories, medical devices maker Medtronic, network equipment company Cisco Systems, and diversified medical products maker Johnson & Johnson were among the Portfolio’s top relative detractors. Not holding strong-performing aerospace company Boeing was another negative.

The Portfolio’s cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose 15.5%, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in the Retailing sector boosted relative performance. Holdings of auto parts retailer Advanced Auto Parts helped as this stock outperformed the benchmark during the year.

Elsewhere, not holding poor-performing investment firm Berkshire Hathaway aided relative performance. Holdings of integrated oil and gas company Exxon Mobil, tobacco company Philip Morris International, chemical company PPG Industries, enterprise software products maker Oracle, paints and coatings manufacturer Sherwin-Williams, diversified manufacturer Honeywell and diversified industrial manufacturer Eaton, were also among the Portfolio’s top relative contributors. Our underweight position in pharmaceutical company, Merck, benefited relative performance as this stock underperformed the benchmark over the reporting period.

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

From a positioning standpoint, we decreased the Portfolio’s weighting to the Utilities & Communications sector, specifically electric power. We also reduced its exposure to the Energy sector (integrated—energy) and Retailing (apparel manufacturing, food & drug stores). In contrast, we increased its Financial Services exposure, mostly in the major banks industry. Additionally, we raised its weightings in Technology (network and telecom) and Autos & Housing (homebuilding/materials). As of December 31, 2010, the Portfolio had its largest underweight positions within Utilities & Communications, Financial Services and Leisure while having its largest overweight positions within Industrial Goods & Services, Consumer Staples and Special Products & Services.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	11.42	3.48	4.82	—
Class B	11.18	—	—	-2.16
Class E	11.25	—	—	-2.07
Russell 1000 Value Index	15.51	1.28	3.26	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/20/98, 4/28/08 and 4/28/08, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Lockheed Martin Corp.	3.7
Philip Morris International, Inc.	3.3
The Goldman Sachs Group, Inc.	3.2
AT&T, Inc.	2.9
JPMorgan Chase & Co.	2.8
The Bank of New York Mellon Corp.	2.8
Johnson & Johnson	2.7
Chevron Corp.	2.4
Accenture plc	2.4
United Technologies Corp.	2.3

Top Sectors

% of Net Assets
Financials	22.3
Industrials	13.2
Consumer Staples	12.4
Health Care	12.3
Energy	10.8
Information Technology	10.8
Consumer Discretionary	7.3
Telecommunications	4.3
Utilities	3.0
Materials	2.3

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.63%	$1,000.00	$1,202.10	$3.50
	Hypothetical*	0.63%	$1,000.00	$1,021.99	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,200.20	$4.88
	Hypothetical*	0.88%	$1,000.00	$1,020.72	$4.48

Class E(a)	Actual	0.78%	$1,000.00	$1,201.00	$4.33
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—98.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—9.0%
Honeywell International, Inc.	671,951	$35,720,915
Lockheed Martin Corp.	1,260,940	88,152,316
Northrop Grumman Corp. (b)	548,219	35,513,627
United Technologies Corp.	693,064	54,557,998

		213,944,856

Auto Components—0.4%
Johnson Controls, Inc.	241,741	9,234,506

Automobiles—0.2%
General Motors Co. (a) (b)	125,500	4,625,930

Beverages—2.4%
Diageo plc (GBP)	1,730,091	32,056,503
PepsiCo., Inc.	390,598	25,517,768

		57,574,271

Capital Markets—7.4%
BlackRock, Inc.	39,708	7,567,551
State Street Corp.	580,784	26,913,531
The Bank of New York Mellon Corp. (b)	2,202,171	66,505,564
The Goldman Sachs Group, Inc.	442,703	74,444,936

		175,431,582

Chemicals—2.3%
Air Products & Chemicals, Inc. (b)	290,712	26,440,256
PPG Industries, Inc. (b)	343,880	28,909,992

		55,350,248

Commercial Banks—3.1%
PNC Financial Services Group, Inc.	379,368	23,035,225
Wells Fargo & Co.	1,651,188	51,170,316

		74,205,541

Communications Equipment—0.9%
Cisco Systems, Inc. (a)	1,023,040	20,696,099

Computers & Peripherals—0.5%
Hewlett-Packard Co.	294,961	12,417,858

Construction & Engineering—0.2%
Fluor Corp. (b)	73,100	4,843,606

Diversified Financial Services—4.6%
Bank of America Corp.	3,076,868	41,045,419
JPMorgan Chase & Co.	1,579,531	67,003,705

		108,049,124

Diversified Telecommunication Services—2.9%
AT&T, Inc.	2,363,141	69,429,083

Electric Utilities—0.7%
Entergy Corp.	109,868	7,781,950
PPL Corp. (b)	297,656	7,834,306

		15,616,256

Security Description	Shares	Value*

Energy Equipment & Services—1.7%
National Oilwell Varco, Inc.	182,798	$12,293,165
Noble Corp. (b)	256,140	9,162,128
Transocean, Ltd. (a) (b)	262,263	18,229,901

		39,685,194

Food & Staples Retailing—1.0%
CVS Caremark Corp.	404,834	14,076,078
Walgreens Co. (b)	253,310	9,868,958

		23,945,036

Food Products—4.1%
General Mills, Inc.	968,036	34,452,401
Kellogg Co. (b)	346,757	17,712,347
Nestle S.A. (CHF)	569,324	33,376,362
The J. M. Smucker Co.	189,006	12,408,244

		97,949,354

Health Care Equipment & Supplies—3.4%
Becton, Dickinson & Co. (b)	264,714	22,373,627
Medtronic, Inc.	873,440	32,395,890
St. Jude Medical, Inc. (a) (b)	585,802	25,043,035

		79,812,552

Health Care Providers & Services—0.4%
Quest Diagnostics, Inc. (b)	181,030	9,770,189

Hotels, Restaurants & Leisure—0.3%
McDonald’s Corp.	92,050	7,065,758

Household Durables—1.0%
Pulte Group, Inc. (a) (b)	846,820	6,368,087
Stanley Black & Decker, Inc. (b)	241,451	16,145,828

		22,513,915

Household Products—0.7%
The Procter & Gamble Co.	243,162	15,642,611

Industrial Conglomerates—1.3%
3M Co.	343,908	29,679,260

Insurance—7.2%
ACE, Ltd.	211,103	13,141,161
AON Corp. (b)	596,099	27,426,515
Chubb Corp. (b)	519,134	30,961,152
Prudential Financial, Inc. (b)	734,162	43,102,651
The Allstate Corp. (b)	549,391	17,514,585
The Travelers Cos., Inc. (b)	663,435	36,959,964

		169,106,028

IT Services—5.9%
Accenture plc (b)	1,167,479	56,611,057
International Business Machines Corp.	335,501	49,238,127
MasterCard, Inc.	85,613	19,186,729
The Western Union Co. (b)	756,851	14,054,723

		139,090,636

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Leisure Equipment & Products—0.4%
Hasbro, Inc.	208,571	$9,840,380

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (a)	207,078	11,463,838

Machinery—1.6%
Danaher Corp. (b)	388,992	18,348,753
Eaton Corp.	192,856	19,576,812

		37,925,565

Media—2.3%
Omnicom Group, Inc. (b)	529,577	24,254,627
The Walt Disney Co. (b)	834,330	31,295,718

		55,550,345

Multi-Utilities—2.2%
Dominion Resources, Inc. (b)	266,039	11,365,186
PG&E Corp.	543,187	25,986,066
Public Service Enterprise Group, Inc. (b)	481,151	15,305,414

		52,656,666

Multiline Retail—0.8%
Kohl’s Corp. (a) (b)	172,360	9,366,042
Target Corp.	159,020	9,561,873

		18,927,915

Oil, Gas & Consumable Fuels—9.0%
Apache Corp.	305,409	36,413,915
Chevron Corp.	623,831	56,924,579
EOG Resources, Inc.	186,670	17,063,505
Exxon Mobil Corp.	533,403	39,002,428
Hess Corp.	375,784	28,762,507
Occidental Petroleum Corp.	208,132	20,417,749
Total S.A. (ADR)	249,559	13,346,415

		211,931,098

Personal Products—0.2%
Avon Products, Inc. (b)	198,180	5,759,111

Pharmaceuticals—8.0%
Abbott Laboratories	871,996	41,777,328
GlaxoSmithKline plc (GBP)	508,735	9,885,753
Johnson & Johnson	1,027,041	63,522,486
Merck & Co., Inc.	270,847	9,761,326
Pfizer, Inc.	3,039,601	53,223,413
Roche Holding AG (CHF)	77,715	11,401,581

		189,571,887

Professional Services—0.6%
Dun & Bradstreet Corp. (b)	177,713	14,588,460

Road & Rail—0.5%
Canadian National Railway Co.	178,365	11,855,922

Security Description	Shares/Par Amount	Value*

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	1,587,557	$33,386,324

Software—2.1%
Oracle Corp.	1,556,716	48,725,211

Specialty Retail—1.9%
Advance Auto Parts, Inc.	123,102	8,143,197
Staples, Inc.	362,950	8,264,372
The Sherwin-Williams Co. (b)	342,584	28,691,410

		45,098,979

Tobacco—3.9%
Altria Group, Inc.	269,296	6,630,068
Philip Morris International, Inc.	1,317,047	77,086,761
Reynolds American, Inc. (b)	248,660	8,111,289

		91,828,118

Wireless Telecommunication Services—1.4%
Vodafone Group plc (GBP)	12,280,816	31,987,979

Total Common Stock (Identified Cost $1,921,758,848)		2,326,777,291

Preferred Stock—0.2%

Oil, Gas & Consumable Fuels — 0.2%
Apache Corp. (b)	59,600	3,949,096

Total Preferred Stock (Identified Cost $3,046,145)		3,949,096

Convertible Preferred Stock—0.1%

Electric Utilities—0.1%
PPL Corp.	63,870	3,510,934

Total Convertible Preferred Stock (Identified Cost $3,193,500)		3,510,934

Short Term Investments—3.0%

Commercial Paper—1.1%
JPMorgan Chase & Co. 0.010%, 01/03/11	$6,660,000	6,659,996
Wells Fargo & Co. 0.030%, 01/03/11	19,961,000	19,960,967

		26,620,963

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—(Continued)

Security Description	Shares	Value*

Mutual Funds—1.9%
State Street Navigator Securities Lending Prime Portfolio (c)	45,090,655	$45,090,655

Total Short Term Investments (Identified Cost $71,711,618)		71,711,618

Total Investments—101.7% (Identified Cost $1,999,710,111) (d)		2,405,948,939
Liabilities in excess of other assets		(40,609,940)

Net Assets—100.0%		$2,365,338,999

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $44,273,167 and the collateral received consisted of cash in the amount of $45,090,655 and non-cash collateral with a value of $208,626. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $2,018,625,665. The aggregate unrealized appreciation and depreciation of investments was $427,843,883 and $(40,520,609), respectively, resulting in net unrealized appreciation of $387,323,274 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(GBP)—	British Pound

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$213,944,856	$—	$—	$213,944,856
Auto Components	9,234,506	—	—	9,234,506
Automobiles	4,625,930	—	—	4,625,930
Beverages	25,517,768	32,056,503	—	57,574,271
Capital Markets	175,431,582	—	—	175,431,582
Chemicals	55,350,248	—	—	55,350,248
Commercial Banks	74,205,541	—	—	74,205,541
Communications Equipment	20,696,099	—	—	20,696,099
Computers & Peripherals	12,417,858	—	—	12,417,858
Construction & Engineering	4,843,606	—	—	4,843,606
Diversified Financial Services	108,049,124	—	—	108,049,124
Diversified Telecommunication Services	69,429,083	—	—	69,429,083
Electric Utilities	15,616,256	—	—	15,616,256
Energy Equipment & Services	39,685,194	—	—	39,685,194

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food & Staples Retailing	$23,945,036	$—	$—	$23,945,036
Food Products	64,572,992	33,376,362	—	97,949,354
Health Care Equipment & Supplies	79,812,552	—	—	79,812,552
Health Care Providers & Services	9,770,189	—	—	9,770,189
Hotels, Restaurants & Leisure	7,065,758	—	—	7,065,758
Household Durables	22,513,915	—	—	22,513,915
Household Products	15,642,611	—	—	15,642,611
Industrial Conglomerates	29,679,260	—	—	29,679,260
Insurance	169,106,028	—	—	169,106,028
IT Services	139,090,636	—	—	139,090,636
Leisure Equipment & Products	9,840,380	—	—	9,840,380
Life Sciences Tools & Services	11,463,838	—	—	11,463,838
Machinery	37,925,565	—	—	37,925,565
Media	55,550,345	—	—	55,550,345
Multi-Utilities	52,656,666	—	—	52,656,666
Multiline Retail	18,927,915	—	—	18,927,915
Oil, Gas & Consumable Fuels	211,931,098	—	—	211,931,098
Personal Products	5,759,111	—	—	5,759,111
Pharmaceuticals	168,284,553	21,287,334	—	189,571,887
Professional Services	14,588,460	—	—	14,588,460
Road & Rail	11,855,922	—	—	11,855,922
Semiconductors & Semiconductor Equipment	33,386,324	—	—	33,386,324
Software	48,725,211	—	—	48,725,211
Specialty Retail	45,098,979	—	—	45,098,979
Tobacco	91,828,118	—	—	91,828,118
Wireless Telecommunication Services	—	31,987,979	—	31,987,979
Total Common Stock	2,208,069,113	118,708,178	—	2,326,777,291
Preferred Stock
Oil, Gas & Consumable Fuels	3,949,096	—	—	3,949,096
Convertible Preferred Stock
Electric Utilities	3,510,934	—	—	3,510,934
Short Term Investments
Commercial Paper	—	26,620,963	—	26,620,963
Mutual Funds	45,090,655	—	—	45,090,655
Total Short Term Investments	45,090,655	26,620,963	—	71,711,618
Total Investments	$2,260,619,798	$145,329,141	$—	$2,405,948,939

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$2,405,948,939
Cash		96,307
Cash denominated in foreign currencies (c)		1,345,796
Receivable for:
Fund shares sold		1,052,534
Accrued interest and dividends		3,556,843
Foreign taxes		405,842

Total Assets		2,412,406,261
Liabilities
Payable for:
Fund shares redeemed	$633,575
Collateral for securities loaned	45,090,655
Accrued expenses:
Management fees	1,165,342
Distribution and service fees	50,405
Deferred directors’ fees	17,118
Other expenses	110,167

Total Liabilities		47,067,262

Net Assets		$2,365,338,999

Net assets consists of:
Paid in surplus		$1,978,849,715
Undistributed net investment income		37,464,135
Accumulated net realized losses		(57,227,107)
Unrealized appreciation on investments and foreign currency transactions		406,252,256

Net Assets		$2,365,338,999

Net Assets
Class A		$2,097,659,430
Class B		197,803,652
Class E		69,875,917
Capital Shares (Authorized) Outstanding
Class A (240,000,000)		170,435,269
Class B (30,000,000)		16,174,905
Class E (15,000,000)		5,702,909
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.31
Class B		12.23
Class E		12.25

(a)	Identified cost of investments was $1,999,710,111.
(b)	Includes securities on loan with a value of $44,273,167.
(c)	Identified cost of cash denominated in foreign currencies was $1,366,209.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$51,265,084
Interest (b)		144,554

		51,409,638
Expenses
Management fees	$14,902,221
Distribution and service fees—Class B	411,246
Distribution and service fees—Class E	103,429
Directors’ fees and expenses	48,654
Custodian and accounting	223,832
Audit and tax services	38,712
Legal	38,454
Shareholder reporting	148,461
Insurance	31,649
Miscellaneous	15,730

Total expenses	15,962,388
Less broker commission recapture	(117,360)
Management fee waivers	(2,224,180)	13,620,848

Net Investment Income		37,788,790

Net Realized and Unrealized Gain
Net realized gain on:
Investments	35,144,993
Futures contracts	331,977
Foreign currency transactions	3,622	35,480,592

Net change in unrealized appreciation on:
Investments	173,423,209
Foreign currency transactions	30,741	173,453,950

Net realized and unrealized gain		208,934,542

Net Increase in Net Assets From Operations		$246,723,332

(a)	Net of foreign taxes of $348,841.
(b)	Includes net income on securities loaned of $100,390.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,788,790	$30,338,468
Net realized gain (loss)	35,480,592	(71,332,595)
Net change in unrealized appreciation	173,453,950	436,966,460

Increase in net assets from operations	246,723,332	395,972,333

From Distributions to Shareholders
Net investment income
Class A	(27,704,050)	0
Class B	(1,901,648)	0
Class E	(931,663)	0

Total distributions	(30,537,361)	0

Increase in net assets from capital share transactions	54,835,687	1,110,506,050

Total increase in net assets	271,021,658	1,506,478,383

Net Assets
Beginning of the period	2,094,317,341	587,838,958

End of the period	$2,365,338,999	$2,094,317,341

Undistributed Net Investment Income
End of the period	$37,464,135	$30,326,443

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	22,569,093	$254,972,115	129,781,088	$1,169,675,726
Reinvestments	2,339,869	27,704,050	0	0
Redemptions	(22,036,751)	(253,182,678)	(7,465,707)	(72,795,361)

Net increase	2,872,211	$29,493,487	122,315,381	$1,096,880,365

Class B
Sales	4,203,692	$46,779,754	3,400,685	$32,342,822
Reinvestments	161,293	1,901,648	0	0
Redemptions	(1,265,644)	(14,387,986)	(1,263,738)	(11,402,360)

Net increase	3,099,341	$34,293,416	2,136,947	$20,940,462

Class E
Sales	541,247	$6,080,986	613,501	$5,768,683
Reinvestments	78,955	931,663	0	0
Redemptions	(1,417,322)	(15,963,865)	(1,419,174)	(13,083,460)

Net decrease	(797,120)	$(8,951,216)	(805,673)	$(7,314,777)

Increase derived from capital share transactions		$54,835,687		$1,110,506,050

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.20	$9.27		$15.04	$14.24		$12.44

Income (Loss) From Investment Operations
Net investment income	0.21 (a)	0.21	(a)	0.24 (a)	0.21	(a)	0.20 (a)
Net realized and unrealized gain (loss) on investments	1.06	1.72		(4.77)	0.87		2.45

Total from investment operations	1.27	1.93		(4.53)	1.08		2.65

Less Distributions
Distributions from net investment income	(0.16)	0.00		(0.25)	(0.00	)(b)	(0.18)
Distributions from net realized capital gains	0.00	0.00		(0.99)	(0.28)		(0.67)

Total distributions	(0.16)	0.00		(1.24)	(0.28)		(0.85)

Net Asset Value, End of Period	$12.31	$11.20		$9.27	$15.04		$14.24

Total Return (%)	11.42	20.82		(32.53)	7.64		21.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.74		0.80	0.88		1.02
Net ratio of expenses to average net assets (%) (c)	0.63	0.66		0.74	0.87		1.00
Ratio of net investment income to average net assets (%)	1.82	2.17		2.15	1.42		1.46
Portfolio turnover rate (%)	28	26		34	25		39
Net assets, end of period (in millions)	$2,097.66	$1,876.28		$419.29	$142.82		$108.12

	Class B
	Year ended December 31,
	2010	2009		2008(d)
Net Asset Value, Beginning of Period	$11.13	$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.18 (a)	0.18	(a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	1.06	1.71		(4.03)

Total from investment operations	1.24	1.89		(3.88)

Less Distributions
Distributions from net investment income	(0.14)	0.00		0.00

Total distributions	(0.14)	0.00		0.00

Net Asset Value, End of Period	$12.23	$11.13		$9.24

Total Return (%)	11.18	20.59		(29.65	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.99		1.05	(f)
Net ratio of expenses to average net assets (%) (c)	0.88	0.91		0.99	(f)
Ratio of net investment income to average net assets (%)	1.58	1.92		1.97	(f)
Portfolio turnover rate (%)	28	26		34
Net assets, end of period (in millions)	$197.80	$145.56		$101.03

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009		2008(d)
Net Asset Value, Beginning of Period	$11.15	$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.19 (a)	0.19	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	1.06	1.72		(4.04)

Total from investment operations	1.25	1.91		(3.88)

Less Distributions
Distributions from net investment income	(0.15)	0.00		0.00

Total distributions	(0.15)	0.00		0.00

Net Asset Value, End of Period	$12.25	$11.15		$9.24

Total Return (%)	11.25	20.67		(29.57	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89		0.95	(f)
Net ratio of expenses to average net assets (%) (c)	0.78	0.81		0.89	(f)
Ratio of net investment income to average net assets (%)	1.67	2.03		2.06	(f)
Portfolio turnover rate (%)	28	26		34
Net assets, end of period (in millions)	$69.88	$72.48		$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2008.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-15

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$14,902,221	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.100%	On the first $250 million
0.050%	On the next $1.0 billion
0.100%	On the next $250 million
0.200%	On the next $1.0 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5.0 billion

An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-17

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$646,132,355	$0	$588,234,732

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27 through April 29, 2010, the Portfolio bought and sold $113,965,002 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contracts. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $331,977 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume

MSF-18

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$30,537,361	$—	$—	$—	$30,537,361	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$37,481,253	$—	$387,336,702	$(38,311,553)	$386,506,402

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $38,311,553 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers Second Vice President NELICO; Vice President, MetLife Vice President MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the

MSF-23

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-24

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

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Metropolitan Series Fund, Inc. Morgan Stanley EAFE® Index Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed By MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, E, and G shares of the Morgan Stanley EAFE Index Portfolio returned 8.19%, 7.91%, 8.00%, and 7.76%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, returned 7.75%.

MARKET ENVIRONMENT/CONDITIONS

During the first six months of the year, the MSCI EAFE Index declined 13.2% before rallying 24.2% during the last six months of the year. The negative return in the first six months was primarily due to concerns that the economic recovery was proceeding slower than expected and fears that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. The positive return in the last six months was primarily due to expectations that corporate earnings would continue to improve.

The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 2.9%.

Fifteen of the twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the year. Sweden (2.5% beginning weight in the benchmark), up 34.6%, was the best-performing country. The next best-performing countries were Denmark (0.9% beginning weight), up 31.2%; and Hong Kong (2.3% beginning weight), up 23.8%. The country with the largest positive impact on the benchmark return was Japan (20.7% beginning weight), up 15.6%. Greece (0.5% beginning weight), down 44.1%, was the worst-performing country. The next two worst-performing countries were Spain (4.6% beginning weight), down 21.1%; and Ireland (0.3% beginning weight), down 17.1%.

The stocks with the largest positive impact on the benchmark return for the year were Siemens AG, up 38.2%; Nestle S.A., up 24.7%; and BHP Billiton, Ltd, up 23.8%. The stocks with the largest negative impact were Banco Bilbao Vizcaya Argentaria (BBVA), down 40.3%; Banco Santander S.A., down 31.8%; and BP plc, down 24.3%.

Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and global unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impacted tracking error during the year included sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and cash flow from contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley EAFE Index Portfolio
Class A	8.19	2.35	3.17	—
Class B	7.91	2.10	—	2.92
Class E	8.00	2.20	—	3.87
Class G	7.76	—	—	27.92
MSCI EAFE Index	7.75	2.46	3.50	—

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	3.8
BHP Billiton, Ltd.	2.1
Nestle S.A.	1.8
Royal Dutch Shell plc	1.8
HSBC Holdings plc	1.5
BP plc	1.2
Vodafone Group plc	1.2
Rio Tinto, Ltd.	1.2
Novartis AG	1.1
Total S.A.	1.0

Top Countries

% of Net Assets
Japan	21.0
United Kingdom	20.3
France	8.6
Australia	8.3
Germany	7.8
Switzerland	7.6
United States	3.9
Spain	3.1
Sweden	3.0
Netherlands	2.6

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.40%	$1,000.00	$1,253.90	$2.27
	Hypothetical*	0.40%	$1,000.00	$1,023.17	$2.04

Class B(a)	Actual	0.65%	$1,000.00	$1,252.70	$3.69
	Hypothetical*	0.65%	$1,000.00	$1,021.89	$3.31

Class E(a)	Actual	0.55%	$1,000.00	$1,252.90	$3.12
	Hypothetical*	0.55%	$1,000.00	$1,022.40	$2.80

Class G(a)	Actual	0.70%	$1,000.00	$1,251.30	$3.97
	Hypothetical*	0.70%	$1,000.00	$1,021.64	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—94.7% of Net Assets

Security Description	Shares	Value*

Australia—8.3%
AGL Energy, Ltd.	27,513	$429,342
Alumina, Ltd.	143,169	363,572
Amcor, Ltd.	82,560	570,917
AMP, Ltd. (b)	133,697	724,667
Asciano Group	176,800	288,282
ASX, Ltd.	11,184	431,761
Australia & New Zealand Banking Group, Ltd.	169,628	4,057,397
AXA Asia Pacific Holdings, Ltd.	68,772	444,781
Bendigo Bank, Ltd. (b)	23,062	235,115
BGP Holdings plc (a)	713,624	0
BHP Billiton, Ltd.	220,885	10,290,411
Billabong International, Ltd. (b)	13,968	116,627
BlueScope Steel, Ltd.	108,435	249,867
Boral, Ltd. (b)	40,356	199,664
Brambles, Ltd.	89,667	654,011
Caltex Australia, Ltd. (b)	9,532	140,299
CFS Retail Property Trust (REIT) (b)	151,292	272,873
Coca-Cola Amatil, Ltd.	42,510	473,005
Cochlear, Ltd.	3,272	269,218
Commonwealth Bank of Australia	101,155	5,261,145
Computershare, Ltd.	29,681	327,753
Crown, Ltd.	29,464	248,995
CSL, Ltd. (b)	35,599	1,322,058
CSR, Ltd. (b)	108,743	187,191
DB RREEF Trust (REIT) (b)	280,990	228,873
Fairfax Media, Ltd. (b)	150,980	216,518
Fortescue Metals Group, Ltd. (c)	82,630	553,366
Foster’s Group, Ltd.	131,472	765,782
Goodman Fielder, Ltd.	86,233	118,823
Goodman Group (REIT) (b)	413,385	275,254
GPT Group (REIT)	107,878	324,788
Incitec Pivot, Ltd.	104,676	423,730
Insurance Australia Group, Ltd.	133,405	530,289
Leighton Holdings, Ltd. (b)	9,786	308,549
Lend Lease Corp., Ltd.	37,629	332,648
MacArthur Coal, Ltd.	11,853	155,429
Macquarie Group, Ltd.	23,140	877,320
Metcash, Ltd. (b)	49,589	208,542
Mirvac Group (REIT)	222,329	279,009
National Australia Bank, Ltd.	141,946	3,445,878
Newcrest Mining, Ltd.	51,152	2,119,142
OneSteel, Ltd.	95,679	253,788
Orica, Ltd.	24,272	619,195
Origin Energy, Ltd.	55,261	943,146
Oxiana, Ltd.	189,734	333,393
Paladin Energy, Ltd. (b) (c)	39,416	198,981
Qantas Airways, Ltd.	58,297	151,691
QBE Insurance Group, Ltd.	71,109	1,322,264
QR National, Ltd. (c)	113,644	320,350
Ramsay Health Care, Ltd.	8,883	162,021
Rio Tinto, Ltd.	28,998	2,538,048
Santos, Ltd.	55,596	748,895
Sims Group, Ltd. (b)	9,738	215,121
Sonic Healthcare, Ltd.	24,290	288,692
Stockland (REIT) (b)	170,116	627,189
Suncorp Group, Ltd.	85,502	754,224
TABCORP Holdings, Ltd.	43,902	319,818

Security Description	Shares	Value*

Australia—(Continued)
Tattersall’s, Ltd.	76,330	$201,765
Telstra Corp., Ltd.	286,849	820,074
Toll Holdings, Ltd.	41,980	246,416
Transurban Group (b)	94,803	497,299
Wesfarmers, Ltd.	66,995	2,196,170
Wesfarmers, Ltd. (Price Protected Shares) (c)	11,090	367,004
Westfield Group (REIT)	147,020	1,443,130
Westfield Retail Trust (REIT) (c)	193,580	509,963
Westpac Banking Corp.	199,268	4,533,514
Woodside Petroleum, Ltd.	41,126	1,792,984
Woolworths, Ltd.	83,110	2,297,019
WorleyParsoms, Ltd.	12,991	355,788

		63,780,833

Austria—0.3%
Erste Group Bank AG	12,016	566,909
IMMOEAST Anspr Nachb (a) (b) (c)	27,192	0
IMMOFINANZ AG (b)	66,338	283,975
OMV AG	9,171	382,885
Raiffeisen International Bank Holding AG	3,451	189,773
Telekom Austria AG	22,221	313,733
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A)	5,457	204,160
Voestalpine AG	7,335	351,145
Wiener Staedtische Versicherung AG	2,911	151,868

		2,444,448

Belgium—0.9%
Anheuser-Busch InBev NV	48,418	2,777,075
Bekaert S.A.	2,627	303,154
Belgacom S.A. (b)	10,680	360,398
Colruyt S.A. (b)	5,430	277,441
Delhaize Group S.A.	6,756	500,149
Dexia S.A. (b)	33,984	118,757
Fortis	133,251	306,341
Groupe Bruxelles Lambert S.A.	5,116	432,363
KBC Groep NV	10,239	351,127
Mobistar S.A.	1,944	126,626
Solvay S.A.	4,497	481,446
UCB S.A. (b)	6,793	234,153
Umicore S.A.	7,299	381,783

		6,650,813

Bermuda—0.4%
Cheung Kong Infrastructure Holdings, Ltd. (HKD)	33,000	150,935
Esprit Holdings, Ltd. (HKD) (b)	77,978	370,028
Kerry Properties, Ltd. (HKD)	46,500	240,643
Li & Fung, Ltd. (HKD)	150,800	880,888
Noble Group, Ltd. (SGD) (b)	200,909	340,224
NWS Holdings, Ltd. (HKD)	93,000	140,905
Orient Overseas International, Ltd. (HKD)	16,500	159,886
SeaDrill, Ltd. (NOK) (b)	18,268	620,348
Shangri-La Asia, Ltd. (HKD)	101,114	274,046
Yue Yuen Industrial Holdings, Ltd. (HKD) (b)	50,500	181,024

		3,358,927

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Cayman Islands—0.1%
ASM Pacific Technology, Ltd. (HKD) (b)	14,200	$179,887
Sands China, Ltd. (HKD) (c)	165,200	364,678
Wynn Macau, Ltd. (HKD) (c)	104,000	232,162

		776,727

Cyprus—0.0%
Bank of Cyprus Public Co., Ltd. (c)	55,985	194,070

Denmark—0.9%
AP Moller-Maersk A/S (Series A)	35	309,712
AP Moller-Maersk A/S (Series B)	87	791,331
Carlsberg A/S (Class B)	7,030	706,474
Coloplast A/S	1,846	251,944
Danske Bank A/S	29,850	768,356
DSV A/S	12,153	269,568
Novo Nordisk A/S	27,598	3,119,264
Novozymes A/S (Series B)	3,213	449,583
Vestas Wind Systems A/S (b) (c)	13,387	424,532
William Demant Holding A/S (c)	1,624	120,467

		7,211,231

Finland—1.1%
Elisa Oyj	9,437	206,702
Fortum Oyj	29,587	901,129
Kesko Oyj	4,472	209,675
Kone Oyj	10,280	573,376
Metso Oyj	8,217	460,535
Neste Oil Oyj	7,224	115,874
Nokia Oyj	248,617	2,583,517
Nokian Renkaat Oyj	7,322	269,823
Orion Oyj (Series B)	5,820	127,739
Outokumpu Oyj (b)	5,434	101,298
Pohjola Bank plc	9,006	108,359
Rautaruukki Oyj	5,366	126,180
Sampo Oyj	27,863	749,874
Sanoma Oyj	5,245	114,141
Stora Enso Oyj	40,497	417,925
UPM-Kymmene Oyj	32,997	585,654
Wartsila Oyj	5,341	409,290

		8,061,091

France—8.6%
Accor S.A.	9,539	426,859
Aeroports de Paris	2,209	175,058
Air France-KLM (c)	7,711	141,267
Air Liquide S.A.	18,888	2,398,467
Alcatel-Lucent	146,253	429,217
Alstom S.A.	14,355	689,793
Atos Origin S.A.	3,177	169,970
AXA S.A.	115,073	1,927,825
BNP Paribas	62,920	4,032,611
Bouygues S.A.	15,053	652,578
Bureau Veritas S.A. (c)	2,914	222,006
Cap Gemini S.A.	9,755	457,904
Carrefour S.A.	40,028	1,657,847
Casino Guichard-Perrachon S.A. (c)	3,184	311,782

Security Description	Shares	Value*

France—(Continued)
Christian Dior S.A.	4,271	$612,357
Cie de Saint-Gobain	26,245	1,358,742
Cie Generale d’Optique Essilor International S.A.	13,981	903,357
Cie Generale de Geophysique-Veritas S.A. (c)	8,270	253,452
CNP Assurances S.A.	10,520	190,847
Compagnie Générale des Etablissements Michelin (Class B)	11,151	805,205
Credit Agricole S.A.	60,620	774,330
Danone	39,009	2,459,857
Dassault Systemes S.A. (b)	4,077	308,268
Edenred (c)	9,539	226,841
EDF S.A.	17,389	717,072
Eiffage S.A. (b)	2,346	104,013
Entrepots Magasins Generaux de Paris (REIT)	2,071	212,261
Eramet S.A.	363	125,086
Eurazeo	1,920	143,097
Eutelsat Communications S.A.	5,527	203,175
Fonciere Des Regions	1,625	157,979
France Telecom S.A.	123,181	2,581,753
Gaz de France S.A.	82,586	2,981,523
Gecina S.A. (REIT)	1,319	145,778
Groupe Eurotunnel S.A.	31,166	275,435
Hermes International S.A. (b)	712	150,094
lliad S.A. (b)	1,063	116,140
Imerys S.A. (c)	2,253	151,022
JC Decaux S.A.	4,428	136,983
Klepierre S.A. (REIT)	5,150	186,724
L’Oreal S.A.	15,817	1,765,250
Lafarge S.A.	13,215	833,557
Lagardere S.C.A.	8,303	343,507
Legrand S.A.	10,468	428,333
LVMH Moet Hennessy Louis Vuitton S.A.	16,180	2,671,050
Natixis (c)	61,277	288,154
Neopost S.A. (b)	1,997	174,852
Pernod-Ricard S.A.	13,104	1,238,236
Peugoet S.A.	11,483	437,354
Pinault-Printemps-Redoute S.A.	4,886	780,416
Publicis Groupe S.A.	7,880	412,771
Renault S.A.	12,949	756,974
Safran S.A.	11,071	393,653
Sanofi-Aventis S.A.	68,318	4,404,229
Schneider Electric S.A.	16,342	2,456,259
Scor SE	11,686	298,078
Société BIC S.A.	1,753	151,236
Société Générale	41,784	2,258,916
Sodexho	5,937	411,009
Suez Environnement S.A.	16,270	337,687
Technip S.A.	6,364	591,077
TF1 Group	8,156	142,415
Thales S.A.	6,811	239,528
Total S.A.	139,026	7,411,711
Unibail-Rodamco SE (REIT)	6,069	1,206,994
Vallourec S.A.	6,937	731,733
Veolia Environnement S.A.	23,240	683,123
Vinci S.A.	29,383	1,606,633
Vivendi S.A.	81,666	2,216,958

		65,646,268

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—7.3%
Adidas AG	13,649	$895,025
Allianz SE	30,390	3,625,427
Axel Springer AG	1,002	163,998
BASF SE	61,036	4,888,321
Bayer AG	54,953	4,076,832
Bayerische Motoren Werke AG	21,271	1,678,234
Beiersdorf AG	6,805	379,070
Brenntag AG (c)	1,905	195,137
Celesio AG	5,284	131,915
Commerzbank AG (b)	47,713	355,460
Continental AG	3,414	270,789
Daimler AG	58,878	4,005,594
Deutsche Bank AG	62,368	3,271,003
Deutsche Boerse AG	12,893	895,884
Deutsche Lufthansa AG	17,782	390,152
Deutsche Post AG	56,379	959,981
Deutsche Telekom AG	184,778	2,395,674
E.ON AG	117,103	3,605,695
Fraport AG	2,305	145,893
Fresenius Medical Care AG	12,006	696,480
Fresenius SE	1,898	159,882
GEA Group AG	10,696	310,203
Hannover Rueckversicherung AG	3,778	203,390
HeidelbergCement AG	9,200	579,154
Henkel AG & Co. KGaA	7,863	407,413
Hochtief AG (b)	2,679	228,615
Infineon Technologies AG (c)	73,323	684,371
K&S AG	9,353	707,680
Kabel Deutschland Holding AG (c)	3,631	170,017
Lanxess AG	5,523	438,210
Linde AG	11,317	1,724,531
MAN AG	6,698	799,495
Merck KGaA	4,173	335,299
Metro AG	8,734	631,299
Müenchener Rüeckversicherungs AG	12,582	1,915,917
PUMA Aktiengesellschaft Rudolf Dassler Sport	354	117,730
RWE AG	28,442	1,904,968
Salzgitter AG	2,440	189,148
SAP AG	56,633	2,895,093
Siemens AG	54,660	6,793,759
ThyssenKrupp AG	22,242	925,104
United Internet AG	8,781	143,273
Volkswagen AG	1,842	261,508
Wacker Chemie AG	978	171,351

		55,723,974

Greece—0.2%
Alpha Bank A.E.	30,854	157,687
Coca-Cola Hellenic Bottling Co. S.A.	13,179	342,536
EFG Eurobank Ergasias S.A.	22,006	111,091
Hellenic Telecommunications Organization S.A.	17,555	143,987
National Bank of Greece S.A.	63,126	513,129
OPAP S.A.	15,100	262,500
Public Power Corp. S.A.	7,040	101,930

		1,632,860

Security Description	Shares	Value*

Hong Kong—2.3%
AIA Group, Ltd. (c)	520,600	$1,463,291
Bank of East Asia, Ltd.	101,720	430,396
BOC Hong Kong Holdings, Ltd.	253,965	867,422
Cathay Pacific Airways, Ltd.	87,000	239,699
Cheung Kong Holdings, Ltd. (b)	93,000	1,430,060
CLP Holdings, Ltd.	129,877	1,057,017
Hang Lung Group, Ltd.	43,000	283,130
Hang Lung Properties, Ltd.	164,000	762,569
Hang Seng Bank, Ltd.	49,400	809,941
Henderson Land Development Co., Ltd. (b)	73,000	496,535
Hong Kong & China Gas Co.	282,914	671,575
Hong Kong Electric Holdings	93,049	586,498
Hong Kong Exchanges & Clearing, Ltd.	67,500	1,526,944
Hopewell Holdings, Ltd.	50,000	156,841
Hutchison Whampoa, Ltd.	139,000	1,433,553
Hysan Development Co., Ltd.	45,000	212,382
MTR Corp.	95,000	345,397
New World Development, Ltd.	174,354	327,173
Sino Land Co.	176,000	328,959
SJM Holdings, Ltd.	110,000	174,566
Sun Hung Kai Properties, Ltd.	94,000	1,551,954
Swire Pacific, Ltd. (b)	46,817	768,251
The Link Real Estate Investment Trust (REIT)	148,141	460,141
Wharf Holdings, Ltd.	95,433	733,238
Wheelock & Co., Ltd. (b)	68,000	274,266
Wing Hang Bank, Ltd.	13,500	186,470

		17,578,268

Ireland—0.2%
CRH plc	48,724	1,014,400
Elan Corp. plc (c)	32,780	186,378
Kerry Group plc	9,378	314,220

		1,514,998

Israel—0.8%
Bank Hapoalim B.M.	77,717	405,367
Bank Leumi le-Israel B.M.	89,243	457,933
Bezeq Israeli Telecommunication Corp., Ltd.	135,077	412,742
Cellcom Israel, Ltd.	4,897	159,679
Israel Chemicals, Ltd.	33,468	575,095
NICE Systems, Ltd. (c)	5,581	194,041
Partner Communications Co., Ltd.	8,158	165,455
Teva Pharmaceutical Industries, Ltd.	60,826	3,158,992
The Israel Corp., Ltd.	214	260,186

		5,789,490

Italy—2.4%
Assicuraziono Generali S.p.A.	76,849	1,466,445
Atlantia S.p.A.	17,713	363,075
Banca Monte dei Paschi di Siena S.p.A. (b)	158,272	180,665
Banco Popolare Scarl (b)	42,175	191,952
Enel Green Power S.p.A (b) (c)	103,795	220,148
Enel S.p.A.	439,857	2,205,841
Eni S.p.A.	173,523	3,806,556
Exor S.p.A	4,583	153,446

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Fiat S.p.A. (b)	47,312	$978,013
Finmeccanica S.p.A. (c)	28,782	328,542
Intesa Sanpaolo S.p.A.	508,690	1,384,939
Intesa Sanpaolo S.p.A.-RNC	59,735	143,016
Luxottica Group S.p.A.	9,343	285,485
Mediaset S.p.A.	51,298	311,761
Mediobanca S.p.A. (b)	33,548	300,005
Parmalat S.p.A.	110,301	303,213
Pirelli & C. S.p.A.	17,048	138,431
Prysmian S.p.A.	13,126	224,410
Saipem S.p.A.	17,238	852,638
Snam Rete Gas S.p.A.	90,475	451,676
Telecom Italia S.p.A.	611,689	793,921
Telecom Italia S.p.A.-RNC	396,854	432,548
Terna Rete Elettrica Nazionale S.p.A.	92,170	390,861
UniCredit S.p.A.	903,108	1,875,069
Unione di Banche Italiane SCPA	40,784	358,669

		18,141,325

Japan—21.0%
Advantest Corp. (b)	11,800	266,904
Aeon Co., Ltd. (b)	41,000	513,267
Aeon Mall Co., Ltd.	6,200	166,536
Air Water, Inc.	10,000	127,755
Aisin Seiki Co., Ltd.	12,300	435,340
Ajinomoto Co., Inc.	51,000	531,735
Alfresa Holdings Corp. (b)	2,800	124,379
All Nippon Airways Co., Ltd.	59,000	220,309
Amada Co., Ltd.	27,000	219,804
Asahi Breweries, Ltd. (b)	24,900	482,546
Asahi Glass Co., Ltd.	72,000	841,478
Asahi Kasei Corp.	81,000	528,907
Asics Corp.	11,000	141,458
Astellas Pharma, Inc.	29,500	1,124,952
Benesse Corp.	5,000	230,496
Bridgestone Corp. (b)	44,100	852,377
Brother Industries, Ltd.	16,400	243,250
Canon, Inc. (b)	73,900	3,792,430
Casio Computer Co., Ltd. (b)	18,100	146,032
Central Japan Railway Co.	100	838,104
Chubu Electric Power Co., Inc. (b)	44,700	1,099,880
Chugai Pharmaceutical Co., Ltd. (b)	15,100	277,227
Chuo Mitsui Trust Holdings, Inc.	60,262	250,252
Cosmo Oil Co., Ltd.	43,000	140,902
Credit Saison Co., Ltd.	10,500	172,785
Dai Nippon Printing Co., Ltd.	40,000	544,910
Daicel Chemical Industries, Ltd.	20,000	146,119
Daihatsu Motor Co., Ltd.	14,000	214,877
Daiichi Sankyo Co., Ltd. (b)	44,700	978,941
Daikin Industries, Ltd.	16,800	595,929
Daito Trust Construction Co., Ltd.	5,000	342,566
Daiwa House Industry Co., Ltd.	33,000	404,848
Daiwa Securities Group, Inc. (b)	110,000	566,244
Dena Co., Ltd.	5,700	204,589
Denki Kagaku Kogyo K.K.	35,000	166,383
Denso Corp.	33,200	1,145,997

Security Description	Shares	Value*

Japan—(Continued)
Dentsu, Inc.	12,700	$394,340
East Japan Railway Co.	22,500	1,464,185
Eisai Co., Ltd. (b)	16,600	601,429
Electric Power Development Co., Ltd.	8,800	276,331
Elpida Memory, Inc. (b) (c)	12,800	148,932
FamilyMart Co., Ltd.	4,300	162,167
Fanuc, Ltd.	12,800	1,965,657
Fast Retailing Co., Ltd.	3,600	573,278
Fuji Heavy Industries, Ltd.	42,000	325,932
FUJIFILM Holdings Corp.	32,600	1,178,913
Fujitsu, Ltd.	125,000	870,087
Fukuoka Financial Group, Inc.	53,000	230,477
GS Yuasa Corp. (b)	22,000	152,270
Hamamatsu Photonics KK	4,800	175,530
Hankyu Hanshin Holdings, Inc.	76,000	353,104
Hirose Electric Co., Ltd.	2,200	248,156
Hisamitsu Pharmaceutical Co., Inc. (b)	4,700	198,119
Hitachi Chemical Co., Ltd.	7,300	151,162
Hitachi Construction Machinary Co., Ltd. (b)	6,400	153,412
Hitachi Metals, Ltd.	12,000	144,159
Hitachi, Ltd.	300,000	1,602,374
Hokkaido Electric Power Co., Inc.	15,300	313,138
Hokuhoku Financial Group, Inc.	76,000	154,529
Hokuriku Electric Power Co. (b)	12,000	295,138
Honda Motor Co., Ltd. (b)	107,600	4,257,200
Hoya Corp.	30,100	731,151
Ibiden Co., Ltd.	8,100	255,520
Idemitsu Kosan Co., Ltd.	1,600	169,939
Ihi Corp.	99,000	220,743
Inpex Holdings, Inc.	141	825,625
Isetan Mitsukoshi Holdings, Ltd.	22,400	260,491
Isuzu Motors, Ltd.	84,000	381,780
Itochu Corp.	106,000	1,073,131
J. Front Retailing Co., Ltd.	30,000	164,084
Japan Prime Realty Investment Corp. (REIT) (b)	49	151,029
Japan Real Estate Investment Corp. (REIT)	33	342,570
Japan Retail Fund Investment Corp. (REIT)	96	184,284
Japan Tobacco, Inc.	287	1,061,870
JFE Holdings, Inc.	29,500	1,027,529
JGC Corp.	13,000	282,546
JS Group Corp.	16,900	372,178
JSR Corp.	11,300	210,818
JTEKT Corp.	12,600	148,627
Jupiter Telecommunications Co., Ltd. (c)	191	201,112
JX Holdings, Inc. (c)	146,700	994,509
Kajima Corp.	59,000	157,100
Kamigumi Co., Ltd.	17,000	142,847
Kaneka Corp.	20,000	138,723
Kansai Paint Co., Ltd.	15,000	145,281
Kao Corp.	36,000	970,520
Kawasaki Heavy Industries, Ltd.	96,000	322,857
Kawasaki Kisen Kaisha, Ltd. (b)	41,000	180,282
KDDI Corp.	194	1,121,146
Keihin Electric Express Railway Co., Ltd. (b)	36,000	318,172
Keio Corp.	45,000	307,389
Keisei Electric Railway Co., Ltd.	19,000	126,899
Keyence Corp.	3,000	868,232

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kikkoman Corp.	11,000	$123,199
Kintetsu Corp. (b)	121,120	379,168
Kirin Holdings Co., Ltd. (b)	56,000	785,884
Kobe Steel, Ltd.	177,000	449,091
Komatsu, Ltd.	63,200	1,912,477
Konami Corp. (b)	8,300	176,265
Konica Minolta Holdings, Inc.	37,000	384,466
Kubota Corp.	81,000	767,223
Kuraray Co., Ltd.	24,500	351,293
Kurita Water Industries, Ltd.	7,100	223,623
Kyocera Corp.	11,100	1,133,260
Kyowa Hakko Kogyo Co., Ltd. (b)	20,000	206,003
Kyushu Electric Power Co., Inc.	25,500	572,114
Lawson, Inc.	4,900	242,550
Makita Corp.	6,700	274,207
Marubeni Corp.	112,000	787,690
Marui Group Co., Ltd.	16,400	133,831
Matsushita Electric Industrial Co., Ltd.	129,800	1,834,198
Mazda Motor Corp.	103,000	295,578
McDonald’s Holdings Co. Japan, Ltd. (b)	4,900	122,998
Mediceo Paltac Holdings Co., Ltd.	11,100	122,431
MEIJI Holdings Co., Ltd.	5,100	230,656
Minebea Co., Ltd.	25,000	157,625
Miraca Holdings, Inc.	4,000	161,212
Mitsubishi Chemical Holdings Corp.	88,000	597,413
Mitsubishi Corp.	91,200	2,468,872
Mitsubishi Electric Corp.	126,000	1,322,453
Mitsubishi Estate Co., Ltd.	78,000	1,447,141
Mitsubishi Gas & Chemical Co., Inc.	26,000	184,814
Mitsubishi Heavy Industries, Ltd. (b)	204,000	766,637
Mitsubishi Materials Corp. (b)	79,000	251,984
Mitsubishi Motors Corp. (b) (c)	237,000	344,629
Mitsubishi Tanabe Pharma Corp.	15,000	253,544
Mitsubishi UFJ Financial Group, Inc.	831,988	4,500,076
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	164,650
Mitsui & Co., Ltd.	114,917	1,898,002
Mitsui Chemicals, Inc. (b)	57,000	204,311
Mitsui Engineering & Shipbuilding Co., Ltd. (b)	50,000	132,458
Mitsui Fudosan Co., Ltd.	56,000	1,116,679
Mitsui Mining & Smelting Co., Ltd.	42,000	138,627
Mitsui OSK Lines, Ltd.	75,000	511,784
Mitsui Sumitomo Insurance Group	36,500	915,191
Mizuho Financial Group, Inc.	1,363,600	2,570,312
Murata Manufacturing Co., Ltd.	14,100	988,348
Nabtesco Corp.	7,000	149,355
Namco Bandai Holdings, Inc.	12,500	134,378
NEC Corp. (b)	172,000	517,001
NGK Insulators, Ltd. (b)	17,000	277,416
NGK Spark Plug Co., Ltd.	10,000	153,460
Nidec Corp. (b)	7,100	716,677
Nikon Corp. (b)	23,000	465,690
Nintendo Co., Ltd.	6,600	1,938,358
Nippon Building Fund, Inc. (REIT) (b)	35	359,316
Nippon Electric Glass Co., Ltd.	23,000	331,919
Nippon Express Co., Ltd.	59,000	266,005
Nippon Meat Packers, Inc.	14,000	183,015
Nippon Paper Group, Inc. (b)	6,300	165,374

Security Description	Shares	Value*

Japan—(Continued)
Nippon Sheet Glass Co., Ltd.	70,000	$188,969
Nippon Steel Corp.	343,000	1,233,767
Nippon Telephone & Telegraph Corp.	34,400	1,575,458
Nippon Yusen K.K.	101,000	447,962
Nissan Chemical Industries, Ltd.	10,000	129,670
Nissan Motor Co., Ltd.	165,600	1,576,641
Nisshin Seifun Group, Inc.	13,000	165,127
Nissin Food Products Co., Ltd. (b)	4,700	168,580
Nitori Co., Ltd.	2,650	231,971
Nitto Denko Corp.	10,700	504,021
NKSJ Holdings, Inc. (c)	99,000	729,147
NOK Corp.	8,300	172,976
Nomura Holdings, Inc.	229,300	1,454,671
Nomura Real Estate Office Fund, Inc. (REIT)	20	144,455
Nomura Research Institute, Ltd.	6,200	137,784
NSK, Ltd. (b)	30,000	271,158
NTN Corp.	47,000	249,471
NTT Data Corp.	80	276,998
NTT DoCoMo, Inc.	1,041	1,819,533
Obayashi Corp.	39,000	179,697
Odakyu Electric Railway Co., Ltd. (b)	40,000	372,696
OJI Paper Co., Ltd. (b)	68,000	329,367
Olympus Corp.	16,000	484,326
Omron Corp.	13,600	360,624
Ono Pharmaceutical Co., Ltd. (b)	6,400	298,994
Oracle Corp. Japan	2,800	137,730
Oriental Land Co., Ltd.	3,400	315,175
ORIX Corp. (b)	7,060	694,833
Osaka Gas Co., Ltd.	120,000	465,970
Otsuka Holdings Co., Ltd.	16,500	406,880
Rakuten, Inc. (b)	495	414,980
Resona Holdings, Inc. (b)	41,400	248,583
Ricoh Co., Ltd.	45,000	659,444
Rinnai Corp.	2,800	171,180
Rohm Co., Ltd.	6,700	437,763
Sankyo Co., Ltd.	3,600	203,416
Santen Pharmaceutical Co., Ltd.	5,500	191,223
SBI Holdings, Inc.	1,149	174,351
Secom Co., Ltd.	13,500	639,524
Sega Sammy Holdings, Inc. (b)	13,400	255,220
Seiko Epson Corp.	8,600	156,731
Sekisui Chemical Co., Ltd.	27,000	193,903
Sekisui House, Ltd.	35,000	353,571
Seven & I Holdings Co., Ltd.	48,700	1,302,109
Sharp Corp. (b)	65,000	670,116
Shikoku Electric Power Co., Inc. (b)	11,700	344,471
Shimadzu Corp. (b)	18,000	139,921
Shimamura Co., Ltd.	1,400	129,923
Shimano, Inc. (b)	4,000	203,573
Shimizu Corp.	37,000	158,183
Shin-Etsu Chemical Co., Ltd.	27,200	1,474,069
Shionogi & Co., Ltd. (b)	19,000	374,486
Shiseido Co., Ltd.	24,000	524,562
Showa Denko K.K. (b)	129,000	290,723
Showa Shell Sekiyu KK (b)	14,000	128,312
SMC Corp.	3,700	634,030
Softbank Corp. (b)	54,700	1,894,531

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sojitz Corp.	113,600	$249,073
Sony Corp.	66,500	2,397,436
Sony Financial Holdings, Inc. (b)	64	259,030
Stanley Electric Co., Ltd.	11,800	220,419
Sumco Corp. (b)	8,200	117,165
Sumitomo Chemical Co., Ltd.	97,000	477,963
Sumitomo Corp. (b)	76,600	1,084,018
Sumitomo Electric Industries, Ltd.	48,434	672,925
Sumitomo Heavy Industries, Ltd.	39,000	250,682
Sumitomo Metal Industries, Ltd.	239,000	588,807
Sumitomo Metal Mining Co., Ltd.	34,000	594,020
Sumitomo Mitsui Financial Group, Inc.	90,200	3,214,034
Sumitomo Realty & Development Co., Ltd. (b)	25,000	597,064
Sumitomo Rubber Industries, Ltd. (b)	12,500	130,672
Suruga Bank, Ltd. (b)	17,000	158,372
Suzuken Co., Ltd.	5,574	170,358
Suzuki Motor Corp.	22,700	559,157
Sysmex Corp. (b)	2,000	138,754
T&D Holdings, Inc. (b)	18,950	480,562
Taisei Corp.	69,000	161,526
Taisho Pharmaceutical Co., Ltd.	10,000	219,024
Taiyo Nippon Sanso Corp. (b)	18,000	158,986
Takashimaya Co., Ltd.	19,000	162,901
Takeda Pharmaceutical Co., Ltd.	49,600	2,441,998
TDK Corp. (b)	8,400	584,404
Teijin, Ltd.	66,000	282,148
Terumo Corp.	11,000	619,172
The 77 Bank, Ltd.	20,000	106,230
The Bank of Kyoto, Ltd.	22,000	208,742
The Bank of Yokohama, Ltd.	83,000	430,509
The Chiba Bank, Ltd.	49,000	318,722
The Chugoku Bank, Ltd.	12,000	145,370
The Chugoku Electric Power Co., Inc. (b)	18,300	372,280
The Dai-ichi Life Insurance Co., Ltd.	530	861,085
The Furukawa Electric Co., Ltd. (b)	57,000	256,238
The Gunma Bank, Ltd.	26,000	142,902
The Hachijuni Bank, Ltd.	30,000	167,852
The Hiroshima Bank, Ltd. (b)	38,000	160,160
The Iyo Bank, Ltd.	17,000	136,181
The Japan Steel Works, Ltd.	21,000	219,186
The Joyo Bank, Ltd.	54,000	237,547
The Kansai Electric Power Co., Inc.	50,800	1,255,141
The Nishi-Nippon Bank, Ltd.	52,000	158,250
The Shizuoka Bank, Ltd.	41,000	378,594
The Sumitomo Trust & Banking Co., Ltd.	91,000	574,103
The Tokyo Electric Power Co., Inc.	93,700	2,290,716
THK Co., Ltd.	7,700	177,016
Tobu Railway Co., Ltd. (b)	52,000	292,216
Toho Gas Co., Ltd.	31,000	155,140
Tohoku Electric Power Co., Inc. (b)	29,800	665,004
Tokio Marine Holdings, Inc.	48,000	1,435,190
Tokuyama Corp.	33,000	170,741
Tokyo Electron, Ltd.	11,400	721,468
Tokyo Gas Co., Ltd.	170,000	754,358
Tokyu Corp.	76,000	348,433
Tokyu Land Corp.	29,000	145,732
TonenGeneral Sekiyu K.K. (b)	18,000	197,016

Security Description	Shares	Value*

Japan—(Continued)
Toppan Printing Co., Ltd.	41,000	$374,739
Toray Industries, Inc.	98,000	585,635
Toshiba Corp.	265,000	1,443,948
TOTO, Ltd.	19,000	137,847
Toyo Seikan Kaisha, Ltd.	10,200	194,096
Toyo Suisan Kaisha, Ltd.	6,000	133,585
Toyota Industries Corp.	12,600	391,281
Toyota Motor Corp.	181,700	7,162,704
Toyota Tsusho Corp.	14,200	250,130
Trend Micro, Inc. (b)	7,000	231,092
Tsumura & Co	3,900	126,371
Ube Industries, Ltd.	68,000	204,344
Unicharm Corp.	9,600	381,743
UNY Co., Ltd. (b)	13,800	139,565
Ushio, Inc. (b)	8,700	165,902
USS Co., Ltd.	1,730	141,567
West Japan Railway Co.	109	407,878
Yahoo! Japan Corp. (b)	1,158	449,523
Yakult Honsha Co., Ltd. (b)	8,700	250,763
Yamada Denki Co., Ltd.	5,590	381,581
Yamaguchi Financial Group, Inc.	15,000	151,999
Yamaha Corp.	11,500	142,900
Yamaha Motor Co., Ltd.	17,800	290,115
Yamato Holdings Co., Ltd.	27,000	384,445
Yaskawa Electric Corp. (b)	18,000	170,244

		160,652,780

Jersey—0.1%
Wolseley plc (c)	18,230	584,224

Luxembourg—0.5%
ArcelorMittal	56,699	2,165,658
Millicom International Cellular S.A. (SEK) (b) (c)	4,599	441,381
SES S.A.	18,798	449,759
Tenaris S.A.	31,061	764,082

		3,820,880

Netherlands—2.6%
Aegon NV	102,173	628,622
Akzo Nobel NV	14,996	937,044
ASML Holding NV	27,496	1,069,332
Corio NV (REIT)	4,018	259,142
EADS NV	27,187	636,670
Fugro NV	4,445	367,309
Heineken Holding NV	6,799	297,090
Heineken NV	17,381	855,216
ING Groep NV	256,189	2,509,881
James Hardie Industries NV (AUD)	30,172	209,426
Koninklijke Ahold NV	80,218	1,063,567
Koninklijke Boskalis Westminster NV	6,001	287,942
Koninklijke DSM NV	10,134	580,017
Koninklijke KPN NV	103,701	1,520,432
Koninklijke Philips Electronics NV	66,563	2,046,057
Koninklijke Vopak NV	4,066	193,080
QIAGEN NV (c)	14,898	292,541
Randstad Holding NV	7,076	375,098
Reed Elsevier NV	48,042	597,239

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—(Continued)
SBM Offshore NV	10,101	$227,541
STMicroelectronics NV	44,693	465,053
TNT NV	24,146	640,802
Unilever NV	108,946	3,402,809
Wolters Kluwer NV	17,885	393,625

		19,855,535

New Zealand—0.1%
Fletcher Building, Ltd. (b)	59,357	355,012
Telecom Corp. of New Zealand, Ltd.	247,043	418,646

		773,658

Norway—0.7%
Aker Solutions ASA	11,775	201,314
DnB NOR ASA	66,462	936,363
Norsk Hydro ASA	59,320	435,475
Orkla ASA (b)	54,230	529,364
StatoilHydro ASA	73,203	1,746,677
Telenor ASA	56,038	914,656
Yara International ASA (b)	12,325	715,733

		5,479,582

Portugal—0.3%
Banco Comercial Portugues S.A. (b)	236,836	185,184
Banco Espirito Santo S.A. (b)	39,907	154,328
Energias de Portugal S.A.	137,457	459,313
Galp Energia, SGPS, S.A.	18,188	350,316
Jeronimo Martins, SGPS, S.A.	16,067	246,060
Portugal Telecom, SGPS, S.A.	41,285	467,411

		1,862,612

Singapore—1.6%
Ascendas Real Estate Investment Trust	106,000	171,250
CapitaLand, Ltd. (b)	174,000	505,857
CapitaMall Trust (REIT)	153,200	233,172
CapitaMalls Asia, Ltd. (b)	88,000	133,241
City Developments, Ltd.	34,000	333,274
ComfortDelGro Corp., Ltd.	153,000	185,101
Cosco Corp. Singapore, Ltd. (b)	70,000	116,627
DBS Group Holdings, Ltd.	112,467	1,257,033
Fraser & Neave, Ltd.	70,000	350,196
Genting Singapore plc (c)	360,200	615,565
Global Logistic Properties, Ltd. (b) (c)	107,000	180,376
Golden Agri-Resources, Ltd.	492,569	307,477
Jardine Cycle & Carriage, Ltd.	5,000	142,823
Keppel Corp., Ltd.	87,000	768,606
Keppel Land, Ltd. (b)	54,000	202,302
Olam International, Ltd. (b)	90,000	220,542
Oversea-Chinese Banking Corp., Ltd.	156,880	1,209,693
SembCorp Industries, Ltd.	71,000	284,821
SembCorp Marine, Ltd. (b)	63,000	264,006
Singapore Airlines, Ltd.	36,940	441,098
Singapore Exchange, Ltd. (b)	56,000	368,031
Singapore Press Holdings, Ltd. (b)	87,250	271,066
Singapore Technologies Engineering, Ltd.	126,000	336,329

Security Description	Shares	Value*

Singapore—(Continued)
Singapore Telecommunications, Ltd.	529,820	$1,261,209
United Overseas Bank, Ltd.	80,392	1,141,985
UOL Group, Ltd.	34,000	126,059
Wilmar International, Ltd. (b)	130,000	571,226
Yangzijiang Shipbuilding Holdings, Ltd.	105,000	156,510

		12,155,475

Spain—3.1%
Abertis Infraestructuras S.A.	19,506	352,275
Acciona S.A.	1,555	110,642
ACS Actividades de Construccion y Servicios S.A. (b)	9,579	450,949
Amadeus IT Holding S.A. (c)	14,227	301,290
Banco de Sabadell S.A. (b)	72,812	288,314
Banco Popular Espanol S.A. (b)	64,589	332,668
Banco Santander S.A.	541,235	5,773,387
BBVA S.A.	290,414	2,949,435
Cintra Concesiones de Infraestructuras de Transporte S.A.	31,917	318,661
Criteria Caixacorp S.A. (c)	53,350	285,167
Enagas S.A.	15,504	310,081
Gas Natural SDG S.A. (b)	22,611	351,842
Gestevision Telecinco S.A.	12,918	142,666
Grifols S.A. (b)	8,240	112,845
Iberdrola Renovables S.A.	51,000	181,817
Iberdrola S.A. (b)	275,506	2,130,905
Iberia Lineas Aereas de Espana S.A.	35,479	152,081
Inditex S.A.	14,621	1,099,997
Mapfre S.A.	49,793	138,961
Red Electrica Corporacion S.A. (b)	6,962	328,621
Repsol YPF S.A.	49,126	1,375,565
Telefonica S.A.	270,731	6,172,738
Zardoya Otis S.A. (b)	7,991	113,063

		23,773,970

Sweden—3.0%
Alfa Laval AB	20,149	425,028
Assa Abloy AB (Series B)	20,057	565,782
Atlas Copco AB (Series A) (b)	42,843	1,082,347
Atlas Copco AB (Series B)	26,061	589,284
Boliden AB	18,744	381,606
Electrolux AB	17,118	486,124
Getinge AB (Class B)	13,484	282,353
Hennes & Mauritz AB (Series B)	68,570	2,285,653
Hexagon AB (c)	4,272	91,631
Hexagon AB (Series B) (b)	12,818	275,027
Holmen AB (Series B)	3,603	118,728
Husqvarna AB (Series B) (b)	25,677	214,378
Industrivarden AB	7,740	135,919
Investor AB	28,200	603,540
Kinnevik Investment AB	14,418	293,964
LM Ericsson Telephone Co. (Class B)	200,509	2,322,803
Modern Times Group AB	3,471	229,930
Nordea Bank AB	212,589	2,312,829
Ratos AB	6,774	250,984
Sandvik AB	66,936	1,303,992

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Scania AB	21,772	$501,292
Securitas AB	21,462	250,977
Skandinaviska Enskilda Banken AB (Series A)	94,431	787,831
Skanska AB	25,167	499,269
SKF AB	24,717	712,282
SSAB AB (Series A) (b)	11,498	193,282
Svenska Cellulosa AB	34,937	551,473
Svenska Handelsbanken AB	32,448	1,037,107
Swedbank AB	47,718	665,656
Swedish Match AB	14,499	420,099
Tele2 AB	21,032	439,599
TeliaSonera AB	149,892	1,188,881
Volvo AB (Series B)	90,615	1,615,683

		23,115,333

Switzerland—7.5%
ABB, Ltd.	144,069	3,227,570
Actelion, Ltd. (c)	6,285	346,842
Adecco S.A.	8,604	564,677
Aryzta AG	5,635	261,131
Baloise Holdings AG	3,194	311,789
Cie Financiere Richemont S.A.	34,383	2,029,084
Credit Suisse Group AG	73,315	2,967,343
GAM Holding, Ltd.	13,088	216,902
Geberit AG	2,512	582,664
Givaudan S.A.	554	600,037
Holcim, Ltd.	16,309	1,236,351
Julius Baer Group, Ltd.	13,088	614,890
Kuehne & Nagel International AG	3,252	453,205
Lindt & Spruengli AG	7	226,097
Lindt & Spruengli AG (Participation Certificate)	55	166,808
Logitech International S.A. (b) (c)	10,725	204,904
Lonza Group AG	2,935	236,177
Nestle S.A.	227,808	13,385,946
Novartis AG	138,729	8,188,847
Pargesa Holding S.A.	1,694	144,275
Roche Holding AG	46,190	6,792,174
Schindler Holding AG	1,428	171,494
SGS S.A.	358	602,118
Sika AG	137	301,602
Sonova Holding AG	2,955	383,905
Straumann Holding AG (b)	534	122,505
Swatch Group AG (Class A)	3,213	259,916
Swatch Group AG (Class B)	2,093	935,986
Swiss Life Holding AG (c)	2,159	313,111
Swiss Reinsurance Co., Ltd.	22,832	1,247,387
Swisscom AG	1,500	661,895
Syngenta AG	6,316	1,855,768
Transocean, Ltd. (c)	21,034	1,447,315
UBS AG	243,391	4,007,027
Zurich Financial Services AG	9,563	2,484,542

		57,552,284

United Kingdom—20.3%
3i Group plc (c)	63,549	327,151
Admiral Group plc	11,691	277,548

Security Description	Shares	Value*

United Kingdom—(Continued)
Aggreko plc	17,400	$404,022
AMEC plc	19,703	355,087
Anglo American plc (c)	86,735	4,538,754
Antofagasta plc	24,514	620,263
ARM Holdings plc	87,726	599,760
Associated British Foods plc	22,128	409,060
AstraZeneca plc	94,226	4,331,208
Autonomy Corp. plc	13,555	319,718
Aviva plc	183,800	1,135,501
Babcock International Group plc	24,050	215,132
BAE Systems plc	232,106	1,199,465
Balfour Beatty plc	43,332	212,353
Barclays plc	759,430	3,137,462
BG Group plc	223,783	4,546,928
BHP Billiton plc	145,101	5,809,288
BP plc (c)	1,235,414	9,090,086
British Airways plc (b)	41,370	176,698
British American Tobacco plc	131,279	5,075,310
British Land Co. plc (REIT)	62,096	510,454
British Sky Broadcasting plc	73,950	852,493
BT Group plc	513,648	1,455,940
Bunzl plc	22,401	252,205
Burberry Group plc	26,876	473,336
Cable & Wireless Worldwide plc	157,710	162,365
Cairn Energy plc (c)	100,118	659,286
Capita Group plc	39,413	429,997
Carnival plc (b) (c)	11,804	551,585
Centrica plc	336,050	1,746,060
Cobham plc	73,272	233,627
Compass Group plc	121,661	1,107,561
Diageo plc	167,496	3,115,341
Essar Energy plc (c)	21,424	194,702
Eurasian Natural Resources Corp. (c)	21,266	349,557
Experian Group, Ltd.	72,050	900,720
FirstGroup plc	30,753	191,915
Fresnillo plc	11,783	308,338
G4S plc	106,542	425,050
GlaxoSmithKline plc	340,030	6,632,683
Hammerson plc (REIT) (c)	42,216	275,990
Home Retail Group plc	54,363	160,624
HSBC Holdings plc	1,155,075	11,819,901
ICAP plc	36,213	303,635
Imperial Tobacco Group plc	67,153	2,068,618
Inmarsat plc	28,473	300,507
Intercontinental Hotels Group plc	21,614	421,054
International Power plc	99,277	680,637
Intertek Group plc	10,631	295,613
Invensys plc	47,928	266,026
Investec plc	26,347	217,608
J. Sainsbury plc	74,987	442,188
Johnson Matthey plc	14,556	464,985
Kazakhmys plc	13,920	352,679
Kingfisher plc	152,400	629,239
Land Securities Group plc (REIT)	46,184	487,862
Legal & General Group plc	367,415	557,232
Liberty International plc (REIT) (b)	30,011	196,397
Lloyds Banking Group plc	2,685,151	2,765,271

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
London Stock Exchange Group plc	9,645	$126,669
Lonmin plc	11,828	364,696
Man Group plc	108,024	501,394
Marks & Spencer Group plc	98,176	567,597
National Grid plc	228,213	1,998,090
Next plc	13,648	422,384
Old Mutual plc	385,579	743,990
Pearson plc	53,871	854,636
Petrofac, Ltd.	17,337	431,323
Prudential plc	164,461	1,722,390
Randgold Resources, Ltd.	5,835	481,981
Reckitt Benckiser Group plc	41,515	2,292,797
Reed Elsevier Plc.	79,515	674,523
Resolution, Ltd.	99,349	364,273
Rexam plc	57,692	300,610
Rio Tinto plc	95,298	6,711,488
Rolls-Royce Group plc	123,171	1,201,636
Royal Bank of Scotland Group plc (c)	1,125,807	692,632
Royal Dutch Shell plc (Class A)	233,111	7,813,829
Royal Dutch Shell plc (Class B)	177,237	5,888,642
RSA Insurance Group plc	229,787	450,769
SABMiller plc	63,443	2,240,368
Sage Group, Ltd.	81,897	350,873
Schroders plc	6,754	196,318
Scottish & Southern Energy plc	60,565	1,162,134
Segro plc (REIT)	61,844	277,566
Serco Group plc	34,317	298,579
Severn Trent plc	14,349	332,292
Shire plc	37,281	901,357
Smith & Nephew plc	56,488	596,099
Smiths Group plc	25,680	500,968
Standard Chartered plc	153,675	4,154,940
Standard Life plc	141,054	477,524
Tesco plc	534,035	3,555,989
The Weir Group plc	13,856	386,232
Thomas Cook Group plc	56,080	166,783
TUI Travel plc	44,767	172,624
Tullow Oil plc	57,465	1,135,812
Unilever plc	84,153	2,584,220
United Utilities Group plc	48,207	447,227
Vendeta Resources plc (b)	9,571	377,922
Vodafone Group plc	3,467,910	9,067,369
Whitbread plc	10,782	302,385
WM Morrison Supermarkets plc	149,552	626,922
WPP plc	82,700	1,026,186
Xstrata plc	137,592	3,252,760

		155,237,873

United States—0.1%
Synthes, Inc. (CHF) (c)	4,471	609,296

Total Common Stock (Identified Cost $686,953,849)		723,978,825

Exchange Traded Funds—3.8%
Security Description	Shares	Value*

United States—3.8%
iShares MSCI EAFE Index Fund (b) (d)	500,000	$29,115,000

Total Exchange Traded Funds (Identified Cost $27,226,033)		29,115,000

Preferred Stock—0.6%

Germany—0.5%
Bayerische Motoren Werke AG	3,505	181,113
Fresenius SE	5,031	432,417
Henkel AG & Co. KGaA	11,897	742,333
Porsche Automobil Holding SE	5,610	448,901
ProSiebenSat.1 Media AG	5,172	156,246
RWE AG	2,982	192,035
Volkswagen AG	11,067	1,800,420

		3,953,465

Switzerland—0.1%
Schindler Holding AG	3,222	381,925

Total Preferred Stock (Identified Cost $2,925,960)		4,335,390

Short Term Investments — 10.6%
Security Description	Shares/Par Amount	Value*

United States—10.6%
Federal Home Loan Bank 0.030%, 01/14/11	$5,625,000	5,624,939
State Street Navigator Securities Lending Prime Portfolio (e)	75,532,090	75,532,090
U.S. Treasury Bills 0.064%, 01/27/11	150,000	149,997

Total Short Term Investments (Identified Cost $81,307,026)		81,307,026

Total Investments—109.7% (Identified Cost $798,412,868) (f)		838,736,241
Liabilities in excess of other assets		(73,929,329)

Net Assets—100.0%		$764,806,912

(a)	Security was valued in good faith under procedures approved by the Board of Directors.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $72,749,824 and the collateral received consisted of cash in the amount of $75,532,090. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Non-Income Producing.
(d)	All or a portion of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2010

(f)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $808,184,549. The aggregate unrealized appreciation and depreciation of investments was $136,190,832 and $(105,639,140), respectively, resulting in net unrealized appreciation of $30,551,692 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of December 31, 2010 (Unaudited)	% of Net Assets
Commercial Banks	11.9
Oil, Gas & Consumable Fuels	7.1
Metals & Mining	6.5
Pharmaceuticals	5.1
Insurance	4.1
Exchange Traded Funds	3.8
Diversified Telecommunication Services	3.6
Food Products	3.4
Automobiles	3.4
Chemicals	3.4

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Net Unrealized Appreciation
MSCI EAFE E-Mini Index Futures	3/18/2011	50	$4,122,354	$4,152,500	$30,146

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$—	$723,978,825	$—	$723,978,825
Total Exchange Traded Funds*	29,115,000	—	—	29,115,000
Total Preferred Stock*	—	4,335,390	—	4,335,390
Short Term Investments
United States*	75,532,090	5,774,936	—	81,307,026
Total Investments	$104,647,090	$734,089,151	$—	$838,736,241

Futures Contracts**
Futures Contracts Long (Appreciation)	$30,146	$—	$—	$30,146

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$838,736,241
Cash		2,710
Cash denominated in foreign currencies (c)		1,885,056
Receivable for:
Securities sold		72,056
Fund shares sold		1,938,520
Accrued interest and dividends		739,969
Foreign taxes		356,885
Futures variation margin		30,500

Total Assets		843,761,937
Liabilities
Payable for:
Securities purchased	$2,566,656
Fund shares redeemed	361,325
Foreign taxes	39,583
Collateral for securities loaned	75,532,090
Accrued expenses:
Management fees	184,971
Distribution and service fees	86,853
Deferred directors’ fees	17,118
Other expenses	166,429

Total Liabilities		78,955,025

Net Assets		$764,806,912

Net assets consists of:
Paid in surplus		$743,519,863
Undistributed net investment income		12,319,394
Accumulated net realized losses		(31,454,937)
Unrealized appreciation on investments and foreign currency transactions		40,422,592

Net Assets		$764,806,912

Net Assets
Class A		$332,679,819
Class B		339,037,253
Class E		47,873,099
Class G		45,216,741
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		27,847,524
Class B (50,000,000)		28,854,339
Class E (10,000,000)		4,026,018
Class G (7,500,000)		3,863,805
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.95
Class B		11.75
Class E		11.89
Class G		11.70

(a)	Identified cost of investments was $798,412,868.
(b)	Includes securities on loan with a value of $72,749,824.
(c)	Identified cost of cash denominated in foreign currencies was $1,859,470.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$19,617,188
Interest (b)		783,272

		20,400,460
Expenses
Management fees	$2,058,613
Distribution and service fees—Class B	742,371
Distribution and service fees—Class E	71,908
Distribution and service fees—Class G	77,359
Directors’ fees and expenses	48,653
Custodian and accounting	471,543
Audit and tax services	33,962
Legal	12,652
Shareholder reporting	158,897
Insurance	8,229
Miscellaneous	12,681

Total expenses	3,696,868
Management fee waivers	(48,034)	3,648,834

Net Investment Income		16,751,626

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,704,880)
Futures contracts	671,306
Foreign currency transactions	(87,049)	(1,120,623)

Net change in unrealized appreciation on:
Investments	42,225,829
Futures contracts	30,146
Foreign currency transactions	77,104	42,333,079

Net realized and unrealized gain		41,212,456

Net Increase in Net Assets From Operations		$57,964,082

(a)	Net of foreign taxes of $1,676,781.
(b)	Includes net income on securities loaned of $777,801.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,751,626	$15,424,272
Net realized loss	(1,120,623)	(2,729,411)
Net change in unrealized appreciation	42,333,079	137,770,415

Increase in net assets from operations	57,964,082	150,465,276

From Distributions to Shareholders
Net investment income
Class A	(8,711,146)	(12,212,144)
Class B	(7,352,709)	(8,984,997)
Class E	(1,271,975)	(1,972,890)
Class G	(507,830)	0

	(17,843,660)	(23,170,031)

Net realized capital gain
Class A	0	(1,982,678)
Class B	0	(1,581,543)
Class E	0	(336,122)
Class G	0	0

	0	(3,900,343)

Total distributions	(17,843,660)	(27,070,374)

Increase in net assets from capital share transactions	46,461,033	43,375,217

Total increase in net assets	86,581,455	166,770,119
Net Assets
Beginning of the period	678,225,457	511,455,338

End of the period	$764,806,912	$678,225,457

Undistributed Net Investment Income
End of the period	$12,319,394	$13,395,447

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,103,015	$33,996,965	3,869,171	$37,292,856
Reinvestments	772,265	8,711,146	1,783,269	14,194,822
Redemptions	(5,532,909)	(60,459,199)	(4,964,406)	(47,592,702)

Net increase (decrease)	(1,657,629)	$(17,751,088)	688,034	$3,894,976

Class B
Sales	5,561,821	$59,161,087	5,321,281	$48,864,597
Reinvestments	661,810	7,352,709	1,346,056	10,566,540
Redemptions	(2,472,226)	(26,724,069)	(2,856,789)	(27,324,895)

Net increase	3,751,405	$39,789,727	3,810,548	$32,106,242

Class E
Sales	426,419	$4,573,644	350,097	$3,227,680
Reinvestments	113,165	1,271,975	290,807	2,309,012
Redemptions	(1,009,606)	(11,138,076)	(1,051,932)	(10,078,984)

Net decrease	(470,022)	$(5,292,457)	(411,028)	$(4,542,292)

Class G
Sales	3,228,449	$34,848,353	1,271,313	$13,368,146
Reinvestments	45,874	507,830	0	0
Redemptions	(543,683)	(5,641,332)	(138,148)	(1,451,855)

Net increase	2,730,640	$29,714,851	1,133,165	$11,916,291

Increase derived from capital share transactions		$46,461,033		$43,375,217

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.34	$9.36	$17.19	$16.00	$12.95

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.28 (a)	0.46 (a)	0.46 (a)	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.63	2.20	(7.31)	1.26	2.95

Total from investment operations	0.91	2.48	(6.85)	1.72	3.30

Less Distributions
Distributions from net investment income	(0.30)	(0.43)	(0.41)	(0.35)	(0.25)
Distributions from net realized capital gains	0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.30)	(0.50)	(0.98)	(0.53)	(0.25)

Net Asset Value, End of Period	$11.95	$11.34	$9.36	$17.19	$16.00

Total Return (%)	8.19	28.67	(42.08)	10.82	25.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.41	0.44	0.42	0.41	0.50
Net ratio of expenses to average net assets (%) (b)	0.40	0.43	0.41	0.41	0.49
Ratio of net investment income to average net assets (%)	2.59	2.87	3.44	2.69	2.46
Portfolio turnover rate (%)	11	13	15	24	18
Net assets, end of period (in millions)	$332.68	$334.62	$269.72	$511.80	$320.85

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.16	$9.21	$16.92	$15.76	$12.76

Income (Loss) From Investment Operations
Net investment income	0.25 (a)	0.25 (a)	0.42 (a)	0.41 (a)	0.31 (a)
Net realized and unrealized gain (loss) on investments	0.62	2.16	(7.19)	1.23	2.91

Total from investment operations	0.87	2.41	(6.77)	1.64	3.22

Less Distributions
Distributions from net investment income	(0.28)	(0.39)	(0.37)	(0.30)	(0.22)
Distributions from net realized capital gains	0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.28)	(0.46)	(0.94)	(0.48)	(0.22)

Net Asset Value, End of Period	$11.75	$11.16	$9.21	$16.92	$15.76

Total Return (%)	7.91	28.29	(42.20)	10.52	25.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.69	0.67	0.66	0.75
Net ratio of expenses to average net assets (%) (b)	0.65	0.68	0.66	0.66	0.74
Ratio of net investment income to average net assets (%)	2.32	2.60	3.21	2.46	2.18
Portfolio turnover rate (%)	11	13	15	24	18
Net assets, end of period (in millions)	$339.04	$280.23	$196.04	$297.90	$231.04

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.29	$9.31	$17.11	$15.93	$12.90

Income (Loss) From Investment Operations
Net investment income	0.27 (a)	0.27 (a)	0.44 (a)	0.43 (a)	0.33 (a)
Net realized and unrealized gain (loss) on investments	0.62	2.19	(7.28)	1.25	2.94

Total from investment operations	0.89	2.46	(6.84)	1.68	3.27

Less Distributions
Distributions from net investment income	(0.29)	(0.41)	(0.39)	(0.32)	(0.24)
Distributions from net realized capital gains	0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.29)	(0.48)	(0.96)	(0.50)	(0.24)

Net Asset Value, End of Period	$11.89	$11.29	$9.31	$17.11	$15.93

Total Return (%)	8.00	28.51	(42.16)	10.58	25.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.59	0.57	0.56	0.65
Net ratio of expenses to average net assets (%) (b)	0.55	0.58	0.56	0.56	0.64
Ratio of net investment income to average net assets (%)	2.45	2.77	3.31	2.57	2.32
Portfolio turnover rate (%)	11	13	15	24	18
Net assets, end of period (in millions)	$47.87	$50.77	$45.70	$84.40	$82.84

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income	0.23 (a)	0.10	(a)
Net realized and unrealized gain on investments	0.62	3.09

Total from investment operations	0.85	3.19

Less Distributions
Distributions from net investment income	(0.27)	0.00

Total distributions	(0.27)	0.00

Net Asset Value, End of Period	$11.70	$11.12

Total Return (%)	7.76	40.23	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.74	(e)
Net ratio of expenses to average net assets (%) (b)	0.70	0.73	(e)
Ratio of net investment income to average net assets (%)	2.16	1.32	(e)
Portfolio turnover rate (%)	11	13
Net assets, end of period (in millions)	$45.22	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2010 were $2,058,613.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2010 were $157,827.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$119,293,634	$0	$77,679,113

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2010, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2010, the unrealized appreciation on open equity index futures contracts was $30,146. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $671,306 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $30,146 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$17,843,660	$23,241,103	$—	$3,829,271	$—	$—	$17,843,660	$27,070,374

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Capital Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,651,364	$—	$30,615,973	$(26,531,041)	$21,736,296

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had capital loss carryforwards of $23,421,712 expiring on December 31, 2017 and $3,109,329 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$432,129

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk or loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley EAFE Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Stanley EAFE Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.;

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-27

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-28

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ proposal to institute revised subadvisory fee schedules for the MetLife Stock Index Portfolio, the Barclays Capital Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the MetLife Mid Cap Stock Index Portfolio (the “Index Portfolios”) effective May 1, 2011. The Directors recognized that the subadviser to each Index Portfolio was an affiliate of MetLife Advisers and that MetLife Advisers, not the Index Portfolios, pays any applicable subadvisory fees. With respect to these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

MSF-29

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-30

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-31

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio) Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

Neuberger Berman Management LLC became subadviser to the Portfolio on January 19, 2010. Prior to January 19, 2010, the Portfolio was managed by BlackRock Advisors, LLC.

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 21.58%, 21.34%, and 21.45%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 24.50%.

The following section was drafted by Neuberger Berman Management LLC and refers to the period when they served as the Portfolio’s subadviser (January 19, 2010 to December 31, 2010).

MARKET ENVIRONMENT/CONDITIONS

Throughout 2010 small cap stocks posted strong absolute and relative performance, with the small cap Russell 2000 Index outpacing the large cap S&P 500. The early part of the year was led by lower quality, more speculative issues (companies with lower than average profitability, greater financial leverage and greater cyclicality), that dominated performance off the market bottom starting in early 2009. This trend was interrupted for a period of time midyear while investors digested the European debt crisis and became much more risk averse. These concerns seemed to fade in the latter half of 2010 as stocks with the highest beta resumed a leadership role.

We had a cautious investment stance throughout 2010. Stretched consumer balance sheets and high unemployment had caused us to be skeptical concerning a strong resurgence in consumer spending, which drives the lion’s share of the U.S. economy. Moreover, high levels of government spending augmented by massive quantitative easing initiatives had led to a ballooning of the government’s balance sheet, as ever widening deficit spending is financed by ever expanding debt.

It appears that fiscal stimulus and monetary easing has indeed gotten our economy back on a growth track, even though the absolute level of growth is modest in comparison to past recoveries. We also suspect this growth might be somewhat fragile, as it has come at the steep price of systemic imbalances which may not be forever sustainable.

While we are relieved that the U.S. appears to have avoided the economic abyss, the ongoing looming imbalances (read: too much debt), and risks to continued economic growth (a possible double dip in housing prices, a crisis in Europe) make us more focused on “risk” than “return”, not wanting to take on too much of the former in pursuit of the latter.

PORTFOLIO REVIEW/CURRENT POSITIONING

Historically, our strategy has tended to lag in periods of sharp cyclical recoveries where investors logically seek exposure to the most operationally and cyclically levered business models. The last analogous time period was 2003 when the post “dot.com” recovery saw our strategy underperform the benchmark under similar circumstances. Fortunately these periods tend to be fairly brief as the economy eventually settled back to a more sustainable growth rate.

Due to our heightened focus on risk, we have sector weightings seeking to limit economic sensitivity, and stock selection focused on the highest end of the quality spectrum (high return-on-invested-capital, clean balance sheets, less volatile operating models, high free cash flow generative), resulting in a lower beta (.79x) portfolio relative to the Russell 2000 Index (a broader measure of small cap companies). Generally speaking, our risk containment efforts penalized relative performance.

Specifically, since January 2010, the best performing sectors in the Russell 2000 Value Index were Materials, Information Technology, Consumer Discretionary and Energy—mainly cyclical groups. The weakest relative performing sector for the Portfolio was Healthcare, where our overweight as well as poor stock selection detracted from returns. Our underweight in Consumer Discretionary also hurt relative performance. Given the strong market performance for the period, our cash position also detracted from returns.

Our overweighting of Energy detracted from performance, although the sector rebounded well after a slow start. Investments in the sector also were a detractor, as exposure to natural gas hurt our relative performance. Our Energy holdings did produce the Portfolio’s largest contributor, Concho Resources, however also produced two of the Portfolio’s largest detractors, Comstock Resources and Southwestern Energy. Concho Resources is an oil-weighted exploration and production company with operations in the Permian Basin and Bakken Shale. The company’s production results exceeded expectations and the company projected that it can grow production more than 20% in 2011, while spending within internally generated cash flow. The stock performed well at the end of 2010 as the price of oil rose sharply during the year. Comstock Resources is a gas-weighted exploration and production company with above average growth prospects. The company does not hedge its gas production, and therefore has suffered in the current period of depressed natural gas prices. At the end of 2010, we had exited the position. Southwestern Energy is a gas-weighted exploration company with low cost operations in the Fayetteville Shale and elsewhere. The company has done relatively little gas hedging, and has been exposed to softening gas prices. At year end, we maintained the position because of the company’s ability to grow production within cash flow, even with very low gas prices.

Consumer Staples holdings benefited the Portfolio, as strong stock selection more than made up for our overweighting of the sector (which was a slight detractor). Stock selection in Information Technology aided the Portfolio, led by Solera Holdings, a leading worldwide provider of software and services to the automobile insurance claims processing industry. The company has a long history (about 35 years), but until somewhat recently was a non-core business segment (called Claims Services Group) of ADP.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*

Though our stock selection in Financials was poor, as we didn’t own Real Estate Investment Trusts or consumer finance names, which were among the best performers of the sector, our strong underweight to the sector benefited relative returns.

Judith Vale

Robert D’Alelio

Michael Bowyer

Brett Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Neuberger Berman Genesis Portfolio
Class A	21.58	-0.92	4.63	—
Class B	21.34	-1.16	—	2.91
Class E	21.45	-1.05	—	3.05
Russell 2000 Value Index	24.50	3.52	8.42	—

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/5/00, 5/1/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Aptargroup, Inc.	2.9
Church & Dwight Co., Inc.	2.4
Solera Holdings, Inc.	2.3
Concho Resources, Inc.	1.9
CLARCOR, Inc.	1.9
CARBO Ceramics, Inc.	1.9
Intrepid Potash, Inc.	1.8
MICROS Systems, Inc.	1.8
Haemonetics Corp.	1.6
Ruddick Corp.	1.6

Top Sectors

% of Net Assets
Industrials	20.6
Health Care	16.3
Energy	14.8
Information Technology	10.7
Materials	9.1
Financials	8.8
Consumer Staples	6.7
Consumer Discretionary	6.5
Cash & Equivalents	3.8
Utilities	2.7

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.87%	$1,000.00	$1,253.60	$4.94
	Hypothetical*	0.87%	$1,000.00	$1,020.77	$4.43

Class B(a)	Actual	1.12%	$1,000.00	$1,251.40	$6.36
	Hypothetical*	1.12%	$1,000.00	$1,019.49	$5.70

Class E(a)	Actual	1.02%	$1,000.00	$1,252.80	$5.79
	Hypothetical*	1.02%	$1,000.00	$1,020.00	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—96.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.2%
Alliant Techsystems, Inc. (a)	123,900	$9,221,877
American Science & Engineering, Inc.	28,013	2,387,548

		11,609,425

Air Freight & Logistics—0.5%
Forward Air Corp. (b)	164,900	4,679,862

Auto Components—0.8%
Gentex Corp.	269,500	7,966,420

Beverages—0.8%
Boston Beer Co., Inc. (a) (b)	84,372	8,022,933

Capital Markets—1.0%
Eaton Vance Corp. (b)	108,400	3,276,932
Federated Investors, Inc. (Class B) (b)	36,200	947,354
Greenhill & Co., Inc.	60,800	4,966,144

		9,190,430

Chemicals—3.7%
Balchem Corp. (b)	204,650	6,919,216
Hawkins, Inc.	39,808	1,767,475
Intrepid Potash, Inc. (a) (b)	468,600	17,474,094
LSB Industries, Inc. (a) (b)	229,552	5,568,932
Sensient Technologies Corp. (b)	109,635	4,026,894

		35,756,611

Commercial Banks—3.5%
Bank of Hawaii Corp.	134,100	6,330,861
BOK Financial Corp. (b)	98,500	5,259,900
Cullen/Frost Bankers, Inc. (b)	132,600	8,104,512
First Financial Bankshares, Inc. (b)	70,100	3,587,718
Westamerica Bancorp (b)	192,500	10,677,975

		33,960,966

Commercial Services & Supplies—4.6%
Copart, Inc. (a)	251,900	9,408,465
Healthcare Services Group, Inc. (b)	499,534	8,127,418
Ritchie Bros. Auctioneers, Inc. (b)	360,213	8,302,909
Rollins, Inc. (b)	578,713	11,429,582
United Stationers, Inc.	104,200	6,649,002

		43,917,376

Construction & Engineering—0.5%
Layne Christensen Co. (a)	143,021	4,922,783

Containers & Packaging—3.4%
Aptargroup, Inc.	574,554	27,331,534
Silgan Holdings, Inc. (b)	140,600	5,034,886

		32,366,420

Diversified Consumer Services—2.2%
Capella Education Co. (a) (b)	79,000	5,259,820
Hillenbrand, Inc. (b)	223,369	4,648,309

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
Matthews International Corp. (b)	121,800	$4,260,564
Strayer Education, Inc. (b)	43,000	6,545,460

		20,714,153

Diversified Financial Services—0.4%
Pico Holdings, Inc. (a) (b)	127,887	4,066,807

Electronic Equipment, Instruments & Components—1.1%
Trimble Navigation, Ltd. (a) (b)	270,700	10,809,051

Energy Equipment & Services—4.6%
CARBO Ceramics, Inc. (b)	174,500	18,067,730
Lufkin Industries, Inc.	149,900	9,352,261
Natural Gas Services Group, Inc. (a) (b)	218,688	4,135,390
Oceaneering International, Inc. (a)	151,000	11,118,130
Pason Systems, Inc. (CAD)	108,500	1,523,343

		44,196,854

Food & Staples Retailing—1.6%
Ruddick Corp. (b)	411,400	15,155,976

Food Products—1.8%
Darling International, Inc. (a)	290,600	3,859,168
Flowers Foods, Inc. (b)	175,700	4,728,087
J&J Snack Foods Corp. (b)	81,853	3,948,589
Lancaster Colony Corp. (b)	88,300	5,050,760

		17,586,604

Gas Utilities—2.4%
New Jersey Resources Corp. (b)	182,600	7,871,886
Northwest Natural Gas Co. (b)	78,200	3,633,954
South Jersey Industries, Inc. (b)	128,100	6,766,242
WGL Holdings, Inc. (b)	129,300	4,625,061

		22,897,143

Health Care Equipment & Supplies—7.5%
Abaxis, Inc. (a) (b)	100,600	2,701,110
American Medical Systems Holdings, Inc. (a) (b)	468,500	8,835,910
DENTSPLY International, Inc.	186,700	6,379,539
Haemonetics Corp. (a)	240,454	15,191,884
IDEXX Laboratories, Inc. (a) (b)	207,900	14,390,838
Immucor, Inc. (a)	250,100	4,959,483
Meridian Bioscience, Inc. (b)	235,700	5,458,812
Sirona Dental Systems, Inc. (a) (b)	193,500	8,084,430
West Pharmaceutical Services, Inc. (b)	113,175	4,662,810
Wright Medical Group, Inc. (a) (b)	86,800	1,348,004

		72,012,820

Health Care Providers & Services—4.9%
AmSurg Corp. (a)	174,542	3,656,655
Henry Schein, Inc. (a) (b)	229,500	14,089,005
Landauer, Inc. (b)	74,072	4,442,098
MWI Veterinary Supply, Inc. (a)	100,869	6,369,877
Patterson Cos., Inc.	309,000	9,464,670

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
PSS World Medical, Inc. (a) (b)	198,500	$4,486,100
VCA Antech, Inc. (a) (b)	221,800	5,165,722

		47,674,127

Health Care Technology—0.8%
Quality Systems, Inc. (b)	103,197	7,205,214

Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.	236,800	4,944,384

Household Durables—0.3%
Leggett & Platt, Inc.	104,700	2,382,972

Household Products—2.4%
Church & Dwight Co., Inc. (b)	340,800	23,522,016

Industrial Conglomerates—0.7%
Raven Industries, Inc. (b)	143,537	6,845,279

Insurance—3.6%
Harleysville Group, Inc. (b)	140,777	5,172,147
HCC Insurance Holdings, Inc.	134,900	3,904,006
RenaissanceRe Holdings, Ltd.	89,300	5,687,517
RLI Corp. (b)	113,070	5,944,090
Safety Insurance Group, Inc. (b)	108,200	5,147,074
The Hanover Insurance Group, Inc.	109,500	5,115,840
Validus Holdings, Ltd. (b)	127,500	3,902,775

		34,873,449

Internet & Catalog Retail—0.3%
PetMed Express, Inc. (b)	184,044	3,277,824

IT Services—1.8%
Forrester Research, Inc. (a) (b)	150,032	5,294,630
Mantech International Corp. (a) (b)	203,446	8,408,423
NCI, Inc. (a) (b)	151,287	3,478,088

		17,181,141

Leisure Equipment & Products—0.8%
Polaris Industries, Inc.	100,149	7,813,625

Life Sciences Tools & Services—3.1%
Dionex Corp. (a)	88,916	10,492,977
ICON plc (ADR) (a)	337,500	7,391,250
Pharmaceutical Product Development, Inc.	379,600	10,302,344
Techne Corp.	32,000	2,101,440

		30,288,011

Machinery—11.9%
AG Growth International, Inc.	111,800	5,688,384
Astec Industries, Inc. (a) (b)	64,100	2,077,481
Badger Meter, Inc. (b)	127,168	5,623,369
Chart Industries, Inc. (a) (b)	147,100	4,969,038
CLARCOR, Inc.	428,070	18,359,922
Donaldson Co., Inc.	240,600	14,022,168

Security Description	Shares	Value*

Machinery—(Continued)
Graco, Inc. (b)	120,600	$4,757,670
Joy Global, Inc.	108,000	9,369,000
Lincoln Electric Holdings, Inc.	79,500	5,188,965
Nordson Corp. (b)	125,931	11,570,540
Robbins & Myers, Inc. (b)	149,500	5,349,110
Toro Co. (b)	74,700	4,604,508
Valmont Industries, Inc. (b)	107,100	9,502,983
Wabtec Corp. (b)	266,400	14,089,896

		115,173,034

Metals & Mining—2.1%
Compass Minerals International, Inc.	145,700	13,006,639
Major Drilling Group International	165,400	6,960,445

		19,967,084

Office Electronics—0.8%
Zebra Technologies Corp. (Class A) (a) (b)	209,842	7,971,898

Oil, Gas & Consumable Fuels—10.2%
Brigham Exploration Co. (a)	440,600	12,001,944
Cabot Oil & Gas Corp.	229,500	8,686,575
Concho Resources, Inc. (a)	210,200	18,428,234
Denbury Resources, Inc. (a)	532,400	10,163,516
Gulfport Energy Corp. (a)	178,300	3,860,195
Northern Oil & Gas, Inc. (a) (b)	190,900	5,194,389
Petrobank Energy & Resources, Ltd. (a) (b)	219,300	5,556,799
Petrominerales, Ltd. (a)	134,870	4,496,549
Resolute Energy Corp. (a) (b)	352,306	5,200,036
SM Energy Co. (b)	246,300	14,514,459
Southwestern Energy Co. (a)	276,300	10,341,909

		98,444,605

Professional Services—0.5%
Exponent, Inc. (a)	136,707	5,130,614

Semiconductors & Semiconductor Equipment—0.4%
GT Solar International, Inc. (a) (b)	467,600	4,264,512

Software—6.5%
Blackbaud, Inc. (b)	346,858	8,983,622
FactSet Research Systems, Inc. (b)	108,600	10,182,336
Jack Henry & Associates, Inc.	149,300	4,352,095
MICROS Systems, Inc. (a)	391,532	17,172,594
Solera Holdings, Inc.	424,500	21,785,340

		62,475,987

Specialty Retail—1.6%
Hibbett Sports, Inc. (a) (b)	163,500	6,033,150
Sally Beauty Holdings, Inc. (a)	107,200	1,557,616
Tractor Supply Co.	169,000	8,194,810

		15,785,576

Thrifts & Mortgage Finance—0.3%
Brookline Bancorp, Inc. (b)	225,200	2,443,420

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Trading Companies & Distributors—0.7%
Applied Industrial Technologies, Inc.	19,800	$643,104
MSC Industrial Direct Co.	91,900	5,945,011

		6,588,115

Water Utilities—0.4%
American States Water Co. (b)	59,900	2,064,753
Aqua America, Inc. (b)	69,000	1,551,120

		3,615,873

Total Common Stock (Identified Cost $800,858,857)		927,701,394

Short Term Investments—14.6%

Mutual Funds—10.4%
State Street Navigator Securities Lending Prime Portfolio (c)	100,784,438	100,784,438

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $40,197,034 on 01/03/11, collateralized by $32,970,000 Federal Home Loan Mortgage Corp. due 07/15/32 with a value of $41,006,438.	$40,197,000	40,197,000

Total Short Term Investments (Identified Cost $140,981,438)		140,981,438

Total Investments—110.8% (Identified Cost $941,840,295) (d)		1,068,682,832
Liabilities in excess of other assets		(104,546,229)

Net Assets—100.0%		$964,136,603

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $97,251,291 and the collateral received consisted of cash in the amount of $100,784,438. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $942,220,594. The aggregate unrealized appreciation and depreciation of investments was $148,238,172 and $(21,775,934), respectively, resulting in net unrealized appreciation of $126,462,238 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$927,701,394	$—	$—	$927,701,394
Short Term Investments
Mutual Funds	100,784,438	—	—	100,784,438
Repurchase Agreement	—	40,197,000	—	40,197,000
Total Short Term Investments	100,784,438	40,197,000	—	140,981,438
Total Investments	$1,028,485,832	$40,197,000	$—	$1,068,682,832

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$1,068,682,832
Cash		612
Receivable for:
Securities sold		207,366
Fund shares sold		222,342
Accrued interest and dividends		459,529

Total Assets		1,069,572,681
Liabilities
Payable for:
Securities purchased	$774,501
Fund shares redeemed	3,034,570
Foreign taxes	6,154
Collateral for securities loaned	100,784,438
Accrued expenses:
Management fees	658,137
Distribution and service fees	40,055
Deferred directors’ fees	17,118
Other expenses	121,105

Total Liabilities		105,436,078

Net Assets		$964,136,603

Net assets consists of:
Paid in surplus		$1,107,292,688
Undistributed net investment income		6,876,301
Accumulated net realized losses		(276,875,187)
Unrealized appreciation on investments and foreign currency transactions		126,842,801

Net Assets		$964,136,603

Net Assets
Class A		$729,605,209
Class B		122,305,415
Class E		112,225,979
Capital Shares (Authorized) Outstanding
Class A (110,000,000)		63,599,035
Class B (20,000,000)		10,823,427
Class E (20,000,000)		9,888,535
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.47
Class B		11.30
Class E		11.35

(a)	Identified cost of investments was $941,840,295.
(b)	Includes securities on loan with a value of $97,251,291.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$13,078,598
Interest (b)		681,954

		13,760,552
Expenses
Management fees	$6,047,928
Distribution and service fees—Class B	273,158
Distribution and service fees—Class E	158,130
Directors’ fees and expenses	48,653
Custodian and accounting	77,351
Audit and tax services	37,862
Legal	23,227
Shareholder reporting	229,761
Insurance	9,760
Miscellaneous	12,421

Total expenses	6,918,251
Less broker commission recapture	(69,324)
Management fee waivers	(120,419)	6,728,508

Net Investment Income		7,032,044

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	46,815,597
Futures contracts	(6,850,437)
Foreign currency transactions	(4,555)	39,960,605

Net change in unrealized appreciation on:
Investments	90,434,354
Foreign currency transactions	264	90,434,618

Net realized and unrealized gain		130,395,223

Net Increase in Net Assets From Operations		$137,427,267

(a)	Net of foreign taxes of $37,166.
(b)	Includes net income on securities loaned of $678,099.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,032,044	$2,539,351
Net realized gain (loss)	39,960,605	(27,330,918)
Net change in unrealized appreciation	90,434,618	79,720,177

Increase in net assets from operations	137,427,267	54,928,610

From Distributions to Shareholders
Net investment income
Class A	(1,350,687)	(2,768,104)
Class B	(339,987)	(774,408)
Class E	(420,408)	(915,730)

Total distributions	(2,111,082)	(4,458,242)

Increase (decrease) in net assets from capital share transactions	347,393,362	(31,110,060)

Total increase in net assets	482,709,547	19,360,308

Net Assets
Beginning of the period	481,427,056	462,066,748

End of the period	$964,136,603	$481,427,056

Undistributed Net Investment Income
End of the period	$6,876,301	$2,193,106

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	40,773,994	$421,939,829	2,172,517	$17,387,139
Reinvestments	130,627	1,350,687	362,317	2,768,104
Redemptions	(5,164,072)	(51,051,595)	(5,431,475)	(44,509,576)

Net increase (decrease)	35,740,549	$372,238,921	(2,896,641)	$(24,354,333)

Class B
Sales	683,788	$6,700,231	1,150,041	$9,088,263
Reinvestments	33,299	339,987	102,707	774,408
Redemptions	(1,543,448)	(15,132,536)	(1,174,155)	(9,481,836)

Net increase (decrease)	(826,361)	$(8,092,318)	78,593	$380,835

Class E
Sales	436,267	$4,308,475	927,889	$7,657,941
Reinvestments	41,055	420,408	120,968	915,730
Redemptions	(2,170,427)	(21,482,124)	(1,951,819)	(15,710,233)

Net decrease	(1,693,105)	$(16,753,241)	(902,962)	$(7,136,562)

Increase (decrease) derived from capital share transactions		$347,393,362		$(31,110,060)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.48	$8.48	$15.17	$17.74	$18.55

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.06 (a)	0.09 (a)	0.10 (a)	0.08
Net realized and unrealized gain (loss) on investments	1.93	1.03	(5.46)	(0.55)	2.84

Total from investment operations	2.04	1.09	(5.37)	(0.45)	2.92

Less Distributions
Distributions from net investment income	(0.05)	(0.09)	(0.07)	(0.05)	(0.06)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.05)	(0.09)	(1.32)	(2.12)	(3.73)

Net Asset Value, End of Period	$11.47	$9.48	$8.48	$15.17	$17.74

Total Return (%)	21.58	13.15	(38.40)	(3.45)	16.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.94	0.89	0.88	0.89
Net ratio of expenses to average net assets (%) (b)	0.88	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.09	0.67	0.79	0.62	0.48
Portfolio turnover rate (%)	84	219	184	121	141
Net assets, end of period (in millions)	$729.61	$264.01	$260.77	$509.33	$609.88

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.34	$8.35	$14.95	$17.51	$18.35

Income (Loss) From Investment Operations
Net investment income	0.06 (a)	0.03 (a)	0.06 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	1.93	1.03	(5.38)	(0.54)	2.81

Total from investment operations	1.99	1.06	(5.32)	(0.48)	2.85

Less Distributions
Distributions from net investment income	(0.03)	(0.07)	(0.03)	(0.01)	(0.02)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.03)	(0.07)	(1.28)	(2.08)	(3.69)

Net Asset Value, End of Period	$11.30	$9.34	$8.35	$14.95	$17.51

Total Return (%)	21.34	12.84	(38.55)	(3.69)	16.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.19	1.14	1.13	1.14
Net ratio of expenses to average net assets (%) (b)	1.13	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	0.42	0.55	0.39	0.26
Portfolio turnover rate (%)	84	219	184	121	141
Net assets, end of period (in millions)	$122.31	$108.81	$96.61	$171.14	$169.00

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.38	$8.39	$15.01	$17.58	$18.41

Income (Loss) From Investment Operations
Net investment income	0.07 (a)	0.04 (a)	0.08 (a)	0.08 (a)	0.06
Net realized and unrealized gain (loss) on investments	1.94	1.03	(5.41)	(0.55)	2.82

Total from investment operations	2.01	1.07	(5.33)	(0.47)	2.88

Less Distributions
Distributions from net investment income	(0.04)	(0.08)	(0.04)	(0.03)	(0.04)
Distributions from net realized capital gains	0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.04)	(0.08)	(1.29)	(2.10)	(3.71)

Net Asset Value, End of Period	$11.35	$9.38	$8.39	$15.01	$17.58

Total Return (%)	21.45	12.92	(38.50)	(3.58)	16.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.09	1.04	1.03	1.04
Net ratio of expenses to average net assets (%) (b)	1.03	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.71	0.52	0.64	0.47	0.32
Portfolio turnover rate (%)	84	219	184	121	141
Net assets, end of period (in millions)	$112.23	$108.61	$104.69	$207.44	$252.71

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Genesis Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$6,047,928	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

On January 19, 2010, MetLife Advisers entered into an investment subadvisory agreement with respect to the Portfolio with Neuberger Berman Management LLC. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to January 19, 2010, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.025%	First $	500 million

An identical expense agreement was in place for the period January 19, 2010 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$898,484,852	$0	$579,863,560

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29 through May 5, 2010, the Portfolio bought and sold $336,825,429 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contracts. For the year ended December 31, 2010, the Portfolio had realized losses in the amount of $6,850,437 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting

MSF-18

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$2,111,082	$4,458,242	$—	$—	$—	$—	$2,111,082	$4,458,242

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,893,418	$—	$126,462,502	$(276,494,888)	$(143,138,968)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$121,521,199	$154,973,689	$276,494,888

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the

MSF-23

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-24

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Neuberger Berman Mid Cap Value Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Neuberger Berman Mid Cap Value Portfolio returned 26.31%, 26.05%, and 26.14%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 24.75%.

MARKET ENVIRONMENT/CONDITIONS

Despite the lackluster U.S. recovery, the still soft labor and housing markets, and a European debt crisis that threatened global economic growth, 2010 was a good year for mid-cap value stocks. All ten Russell Midcap Value Index sectors posted gains, with six of the ten sectors rising by more than 25%. Telecommunications sector stocks were the strongest performers, followed by Energy, Consumer Discretionary, Industrials, and Materials.

Stocks enjoyed a particularly strong fourth quarter due to the stabilization of European debt markets, the Federal Reserve’s continued commitment to quantitative easing (which diminished fears of a double dip recession), positive Institute for Supply Management (ISM) manufacturing data, private payroll growth, and a change in the balance of power in Washington that eased concerns of further restrictive government regulation.

PORTFOLIO REVIEW/CURRENT POSITIONING

In 2010, the Neuberger Berman Mid Cap Value Portfolio had superior performance in six of the nine sectors in which it was invested. Stock selection was responsible for more than 100% of the Portfolio’s out-performance relative to the benchmark index (sector allocation was a negative). Industrials sector investments made the largest contribution to relative returns, followed by holdings in the Consumer Staples, and Consumer Discretionary sectors. The especially strong stock performance of our Industrials and Consumer Staples holdings was largely responsible for superior performance. An overweight in Consumer Discretionary, the Russell Midcap Value Index’s third best performing sector, complimented our positive stock selection. Although delivering above index average returns, our Energy investments detracted from relative returns. The performance shortfall in Energy was primarily the result of our bias toward natural gas producers, which underperformed oil oriented producers and oil services firms. The Portfolio was overweight the below benchmark performing Healthcare sector and our holdings lagged. Our total lack of exposure in Telecommunications, the benchmark’s top performing sector, also penalized relative returns.

Diversified resources company Teck Resources, European commercial vehicle component manufacturer WABCO Holdings, and crude oil oriented exploration and production company Whiting Petroleum were three of the largest performance contributors during the year. Teck Resources benefited from strong ongoing global demand for metallurgical coal and copper. WABCO Holdings operations improved with a recovery in the European truck market. Whiting Petroleum shares were buoyed by strong crude oil prices as well as their strong shale oil exploration results. At year end, the Portfolio continued to hold all three stocks.

Mortgage servicing company Lender Processing Services, natural gas producer Southwestern Energy and independent power producer NRG Energy were the largest relative performance detractors. Lender Processing Services shares were down on allegations of misdeeds regarding foreclosure operations. Although Southwestern Energy is a low cost producer with an excellent balance sheet and strong exploration and production record, it was a victim of soft natural gas prices. The company’s strengths motivated us to maintain a position despite uncertainty regarding when natural gas supply/demand dynamics will improve. NRG has been negatively impacted by soft natural gas and power prices. Coal is still the fuel of choice for most power producers. But, since coal prices are relatively stable, it is the more volatile natural gas prices that impact power prices at the margin. This will likely continue to restrain power producers margins and earnings. Consequently, we have eliminated our position in NRG.

Sector weightings over the course of 2010 have remained largely consistent. The biggest change was in the Consumer Staples sector where NBTY, our largest holding in the sector was purchased by Carlyle Group, a private equity firm. We also increased our Financials sector holdings, primarily with the addition of two new names, Synovus Financial Corp. and Lincoln National Corp. Despite these additions in the Financials sector, we remain underweight the Benchmark, as we find Real Estate Investment Trusts to be overvalued. Likewise, we remain underweight Utilities, as we feel that sector is also overvalued, perhaps because of the yield seeking behavior of investors.

S. Basu Mullick

Portfolio Manager

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Neuberger Berman Mid Cap Value Portfolio
Class A	26.31	2.58	6.54	—
Class B	26.05	2.34	—	6.62
Class E	26.14	2.43	—	6.75
Russell Midcap Value Index	24.75	4.08	8.07	—

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 11/9/98, 5/1/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Moody’s Corp.	2.0
Teck Resources, Ltd.	2.0
Owens Corning	2.0
Avnet, Inc.	2.0
WABCO Holdings, Inc.	1.9
Invesco, Ltd.	1.9
Whiting Petroleum Corp.	1.9
Bucyrus International, Inc.	1.8
Principal Financial Group, Inc.	1.8
Newfield Exploration Co.	1.8

Top Sectors

% of Net Assets
Financials	24.3
Consumer Discretionary	15.2
Industrials	13.8
Energy	11.4
Health Care	8.1
Utilities	7.8
Information Technology	6.2
Cash & Equivalents	5.7
Materials	4.7
Consumer Staples	2.8

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.69%	$1,000.00	$1,303.00	$4.01
	Hypothetical*	0.69%	$1,000.00	$1,021.69	$3.52

Class B	Actual	0.94%	$1,000.00	$1,301.20	$5.45
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.79

Class E	Actual	0.84%	$1,000.00	$1,301.80	$4.87
	Hypothetical*	0.84%	$1,000.00	$1,020.92	$4.28

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—94.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
Embraer S.A. (ADR) (b)	239,400	$7,038,360
Spirit Aerosystems Holdings, Inc. (a) (b)	238,418	4,961,479

		11,999,839

Auto Components—3.4%
Lear Corp. (a) (b)	115,500	11,401,005
WABCO Holdings, Inc.	225,300	13,727,529

		25,128,534

Automobiles—1.3%
Harley-Davidson, Inc. (b)	271,400	9,409,438

Beverages—1.0%
Dr. Pepper Snapple Group, Inc.	198,200	6,968,712

Building Products—2.9%
Masco Corp. (b)	478,500	6,057,810
Owens Corning (a) (b)	475,300	14,805,595

		20,863,405

Capital Markets—1.9%
Invesco, Ltd.	569,000	13,690,140

Commercial Banks—7.6%
Comerica, Inc. (b)	124,400	5,254,656
Fifth Third Bancorp (b)	864,100	12,684,988
First Horizon National Corp. (a) (b)	285,765	3,366,317
KeyCorp. (b)	282,700	2,501,895
Regions Financial Corp. (b)	1,260,136	8,820,952
SunTrust Banks, Inc. (b)	386,300	11,399,713
Synovus Financial Corp. (b)	1,247,100	3,292,344
Zions Bancorporation (b)	347,500	8,419,925

		55,740,790

Construction & Engineering—1.6%
Chicago Bridge & Iron Co., NV (a)	355,900	11,709,110

Containers & Packaging—1.4%
Temple-Inland, Inc.	475,000	10,089,000

Diversified Financial Services—2.0%
Moody’s Corp. (b)	562,300	14,923,442

Electric Utilities—2.6%
DPL, Inc. (b)	338,500	8,702,835
NV Energy, Inc. (b)	722,400	10,149,720

		18,852,555

Electronic Equipment, Instruments & Components—3.3%
Anixter International, Inc. (a) (b)	162,900	9,730,017
Avnet, Inc. (a)	445,800	14,724,774

		24,454,791

Security Description	Shares	Value*

Energy Equipment & Services—2.9%
Complete Production Services, Inc. (a) (b)	222,088	$6,562,700
National Oilwell Varco, Inc.	123,400	8,298,650
Oceaneering International, Inc. (a) (b)	90,100	6,634,063

		21,495,413

Food Products—0.2%
The J. M. Smucker Co.	26,800	1,759,420

Gas Utilities—0.9%
Questar Corp. (b)	386,500	6,728,965

Health Care Providers & Services—6.1%
Aetna, Inc.	198,200	6,047,082
AmerisourceBergen Corp. (b)	339,100	11,570,092
CIGNA Corp.	229,700	8,420,802
Coventry Health Care, Inc. (a) (b)	291,950	7,707,480
Mednax, Inc. (a) (b)	163,000	10,968,270

		44,713,726

Household Durables—2.5%
KB Home (b)	565,600	7,629,944
Whirlpool Corp. (b)	121,304	10,775,434

		18,405,378

Household Products—1.6%
Energizer Holdings, Inc. (a)	160,126	11,673,185

Industrial Conglomerates—1.2%
McDermott International, Inc. (a) (b)	437,500	9,051,875

Insurance—8.9%
Assurant, Inc.	295,360	11,377,267
Fidelity National Financial, Inc. (b)	225,600	3,086,208
Lincoln National Corp. (b)	440,597	12,253,003
PartnerRe, Ltd. (b)	96,814	7,779,005
Principal Financial Group, Inc. (b)	413,600	13,466,816
StanCorp Financial Group, Inc. (b)	189,800	8,567,572
W.R. Berkley Corp. (b)	312,350	8,552,143

		65,082,014

IT Services—1.8%
Lender Processing Services, Inc. (b)	442,792	13,071,220

Life Sciences Tools & Services—0.7%
ICON plc (ADR) (a) (b)	92,900	2,034,510
Parexel International Corp. (a) (b)	130,700	2,774,761

		4,809,271

Machinery—5.9%
AGCO Corp. (a) (b)	137,800	6,980,948
Bucyrus International, Inc.	151,600	13,553,040
Ingersoll-Rand plc (b)	234,000	11,019,060
Terex Corp. (b)	377,500	11,717,600

		43,270,648

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Media—2.2%
Cablevision Systems Corp. (Class A) (a)	96,146	$3,253,581
The McGraw-Hill Cos., Inc. (b)	359,200	13,078,472

		16,332,053

Metals & Mining—3.3%
Cliffs Natural Resources, Inc. (b)	119,300	9,306,593
Teck Resources, Ltd. (a)	240,400	14,863,932

		24,170,525

Multi-Utilities—4.4%
Alliant Energy Corp. (b)	271,600	9,986,732
CenterPoint Energy, Inc. (b)	341,900	5,374,668
CMS Energy Corp. (b)	513,400	9,549,240
DTE Energy Co.	74,000	3,353,680
OGE Energy Corp. (b)	79,200	3,606,768

		31,871,088

Multiline Retail—2.8%
J.C. Penney Co., Inc. (b)	275,900	8,914,329
Macy’s, Inc.	461,400	11,673,420

		20,587,749

Oil, Gas & Consumable Fuels—9.0%
Denbury Resources, Inc. (a) (b)	495,800	9,464,822
Newfield Exploration Co. (a)	184,300	13,289,873
Noble Corp. (b)	149,000	5,329,730
Noble Energy, Inc. (b)	106,000	9,124,480
Ship Finance International, Ltd. (b)	189,707	4,082,494
Southwestern Energy Co. (a) (b)	171,200	6,408,016
Whiting Petroleum Corp. (a)	116,310	13,630,369
World Fuel Services Corp. (b)	138,700	5,015,392

		66,345,176

Pharmaceuticals—1.3%
Shire plc (ADR) (b)	134,100	9,706,158

Real Estate Investment Trusts—3.9%
Alexandria Real Estate Equities, Inc. (b)	48,000	3,516,480
Annaly Capital Management, Inc. (b)	325,120	5,826,151
Boston Properties, Inc. (b)	65,200	5,613,720
The Macerich Co. (b)	143,563	6,800,579
Vornado Realty Trust	86,043	7,169,963

		28,926,893

Semiconductors & Semiconductor Equipment—1.1%
Lam Research Corp. (a) (b)	115,900	6,001,302
ON Semiconductor Corp. (a) (b)	212,909	2,103,541

		8,104,843

Specialty Retail—3.0%
Aeropostale, Inc. (a) (b)	273,100	6,729,184
Chico’s FAS, Inc. (b)	537,300	6,463,719

Security Description	Shares/Par Amount	Value*

Specialty Retail—(Continued)
Limited Brands, Inc. (b)	273,600	$8,407,728

		21,600,631

Total Common Stock (Identified Cost $515,091,875)		691,535,987

Short Term Investments—17.8%

Mutual Funds—11.8%
State Street Navigator Securities Lending Prime Portfolio (c)	86,536,264	86,536,264

Repurchase Agreement—6.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $44,437,037 on 01/03/11, collateralized by $47,155,000 Federal National Mortgage Association due 11/24/20 with a value of $45,327,744.	$44,437,000	44,437,000

Total Short Term Investments (Identified Cost $130,973,264)		130,973,264

Total Investments—112.1% (Identified Cost $646,065,139) (d)		822,509,251
Liabilities in excess of other assets		(88,790,258)

Net Assets—100.0%		$733,718,993

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $84,307,945 and the collateral received consisted of cash in the amount of $86,536,264. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $664,307,359. The aggregate unrealized appreciation and depreciation of investments was $183,034,056 and $(24,832,164), respectively, resulting in net unrealized appreciation of $158,201,892 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$691,535,987	$—	$—	$691,535,987
Short Term Investments
Mutual Funds	86,536,264	—	—	86,536,264
Repurchase Agreement	—	44,437,000	—	44,437,000
Total Short Term Investments	86,536,264	44,437,000	—	130,973,264
Total Investments	$778,072,251	$44,437,000	$—	$822,509,251

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$822,509,251
Cash		683
Receivable for:
Fund shares sold		184,839
Accrued interest and dividends		609,274

Total Assets		823,304,047
Liabilities
Payable for:
Fund shares redeemed	$2,435,199
Foreign taxes	10,876
Collateral for securities loaned	86,536,264
Accrued expenses:
Management fees	398,944
Distribution and service fees	83,101
Deferred directors’ fees	17,118
Other expenses	103,552

Total Liabilities		89,585,054

Net Assets		$733,718,993

Net assets consists of:
Paid in surplus		$745,743,488
Undistributed net investment income		4,897,060
Accumulated net realized losses		(193,366,277)
Unrealized appreciation on investments and foreign currency transactions		176,444,722

Net Assets		$733,718,993

Net Assets
Class A		$314,311,651
Class B		367,443,144
Class E		51,964,198
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		15,684,168
Class B (30,000,000)		18,533,254
Class E (9,500,000)		2,601,830
Net Asset Value, Offering and Redemption Price Per Share
Class A		$20.04
Class B		19.83
Class E		19.97

(a)	Identified cost of investments was $646,065,139.
(b)	Includes securities on loan with a value of $84,307,945.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$10,155,677
Interest (b)		153,866

		10,309,543
Expenses
Management fees	$4,158,289
Distribution and service fees—Class B	770,748
Distribution and service fees—Class E	71,921
Directors’ fees and expenses	48,653
Custodian and accounting	57,456
Audit and tax services	37,862
Legal	11,579
Shareholder reporting	122,183
Insurance	7,186
Miscellaneous	12,840

Total expenses	5,298,717
Less broker commission recapture	(54,460)	5,244,257

Net Investment Income		5,065,286

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	30,987,932
Foreign currency transactions	(2,571)	30,985,361

Net change in unrealized appreciation on:
Investments	116,537,080
Foreign currency transactions	330	116,537,410

Net realized and unrealized gain		147,522,771

Net Increase in Net Assets From Operations		$152,588,057

(a)	Net of foreign taxes of $34,253.
(b)	Includes net income on securities loaned of $150,878.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,065,286	$5,222,822
Net realized gain (loss)	30,985,361	(180,615,952)
Net change in unrealized appreciation	116,537,410	378,648,580

Increase in net assets from operations	152,588,057	203,255,450

From Distributions to Shareholders
Net investment income
Class A	(2,388,727)	(6,245,351)
Class B	(2,003,445)	(2,807,473)
Class E	(356,111)	(536,880)

	(4,748,283)	(9,589,704)

Net realized capital gain
Class A	0	(124,286)
Class B	0	(68,895)
Class E	0	(12,272)

	0	(205,453)

Total distributions	(4,748,283)	(9,795,157)

Decrease in net assets from capital share transactions	(4,324,864)	(169,545,348)

Total increase in net assets	143,514,910	23,914,945

Net Assets
Beginning of the period	590,204,083	566,289,138

End of the period	$733,718,993	$590,204,083

Undistributed Net Investment Income
End of the period	$4,897,060	$4,868,001

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,387,057	$24,159,471	2,204,936	$25,818,845
Reinvestments	130,389	2,388,727	583,835	6,369,637
Redemptions	(2,595,313)	(45,020,611)	(17,126,946)	(198,691,249)

Net decrease	(1,077,867)	$(18,472,413)	(14,338,175)	$(166,502,767)

Class B
Sales	3,364,472	$57,436,593	2,484,332	$30,789,008
Reinvestments	110,322	2,003,445	265,838	2,876,368
Redemptions	(2,375,021)	(40,304,968)	(2,623,326)	(32,467,528)

Net increase	1,099,773	$19,135,070	126,844	$1,197,848

Class E
Sales	488,631	$8,365,198	320,294	$4,146,064
Reinvestments	19,480	356,111	50,427	549,152
Redemptions	(801,540)	(13,708,830)	(734,503)	(8,935,645)

Net decrease	(293,429)	$(4,987,521)	(363,782)	$(4,240,429)

Decrease derived from capital share transactions		$(4,324,864)		$(169,545,348)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.99	$11.00		$21.26	$21.27	$20.97

Income (Loss) From Investment Operations
Net investment income	0.16 (a)	0.14	(a)	0.20 (a)	0.27 (a)	0.18 (a)
Net realized and unrealized gain (loss) on investments	4.03	5.05		(10.10)	0.50	2.18

Total from investment operations	4.19	5.19		(9.90)	0.77	2.36

Less Distributions
Distributions from net investment income	(0.14)	(0.20)		(0.15)	(0.12)	(0.11)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.21)	(0.66)	(1.95)

Total distributions	(0.14)	(0.20)		(0.36)	(0.78)	(2.06)

Net Asset Value, End of Period	$20.04	$15.99		$11.00	$21.26	$21.27

Total Return (%)	26.31	48.09		(47.34)	3.45	11.45

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	0.72		0.69	0.69	0.73
Ratio of net investment income to average net assets (%)	0.91	1.12		1.13	1.24	0.86
Portfolio turnover rate (%)	34	45		62	60	47
Net assets, end of period (in millions)	$314.31	$268.02		$342.21	$871.57	$544.07

	Class B
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.83	$10.88		$21.03	$21.05	$20.78

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.11	(a)	0.16 (a)	0.21 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	3.99	5.00		(10.00)	0.50	2.16

Total from investment operations	4.11	5.11		(9.84)	0.71	2.28

Less Distributions
Distributions from net investment income	(0.11)	(0.16)		(0.10)	(0.07)	(0.06)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.21)	(0.66)	(1.95)

Total distributions	(0.11)	(0.16)		(0.31)	(0.73)	(2.01)

Net Asset Value, End of Period	$19.83	$15.83		$10.88	$21.03	$21.05

Total Return (%)	26.05	47.74		(47.47)	3.19	11.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.95	0.97		0.94	0.94	0.98
Ratio of net investment income to average net assets (%)	0.68	0.85		0.94	0.97	0.61
Portfolio turnover rate (%)	34	45		62	60	47
Net assets, end of period (in millions)	$367.44	$276.02		$188.36	$361.25	$312.19

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.94	$10.96		$21.18	$21.19	$20.90

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.12	(a)	0.18 (a)	0.23 (a)	0.15 (a)
Net realized and unrealized gain (loss) on investments	4.03	5.04		(10.07)	0.51	2.17

Total from investment operations	4.16	5.16		(9.89)	0.74	2.32

Less Distributions
Distributions from net investment income	(0.13)	(0.18)		(0.12)	(0.09)	(0.08)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.21)	(0.66)	(1.95)

Total distributions	(0.13)	(0.18)		(0.33)	(0.75)	(2.03)

Net Asset Value, End of Period	$19.97	$15.94		$10.96	$21.18	$21.19

Total Return (%)	26.14	47.83		(47.39)	3.27	11.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.87		0.84	0.84	0.88
Ratio of net investment income to average net assets (%)	0.76	0.96		1.02	1.06	0.72
Portfolio turnover rate (%)	34	45		62	60	47
Net assets, end of period (in millions)	$51.96	$46.16		$35.72	$82.09	$88.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$4,158,289	0.650%	Of the first $1 billion
	0.600%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$202,934,068	$0	$231,328,038

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$4,748,283	$9,614,238	$—	$180,919	$—	$—	$4,748,283	$9,795,157

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$4,914,182	$—	$158,202,502	$(172,952,921)	$(9,836,237)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $172,952,921 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$2,171,136

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Mid Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Mid Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-21

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-22

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

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Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed By OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 16.23%, 15.93%, and 16.08%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) World Index1, returned 11.76%.

MARKET ENVIRONMENT/CONDITIONS

During 2010, events on the global economic scale unfolded much as we expected. We have seen a two-speed recovery, with slow, sub-par growth in the developed world and continued rapid growth in the emerging economies. We believe this is likely to persist for some time.

During the first few months of 2010, U.S. stocks generally continued to rally in response to an economic recovery that began early in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, but the rebound proved more sluggish than most previous recoveries, due to stubbornly high unemployment and weakness in the housing market. Nonetheless, improving investor sentiment helped sustain a stock market rally through April 2010. However, the rally was led by smaller, more speculative stocks that had been severely beaten down during the financial crisis.

The investment climate changed significantly in May. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Growth rates in developed economies have been hampered by efforts to significantly reduce heavy debt burdens as a result of years of overuse of leverage by both consumers and governments. Robust economic growth in China seemed to spark local inflationary pressures, and investors worried that remedial measures might choke off a major engine of the global recovery. Economic concerns also intensified in the United States, where employment gains remained modest, real estate markets continued to struggle and consumers were reluctant to spend. In addition, investors responded nervously to uncertainty surrounding financial reform legislation and a catastrophic oil spill in the Gulf of Mexico.

Consumer debt in the U.S. generally continued to fall. Unemployment figures remained stubbornly high and housing markets in many economies, most significantly in the U.S., continued to struggle. Understandably, consumer confidence remained low. To add to the tumult, the euro zone’s debt crisis sent markets sharply lower over the spring and summer.

In contrast, emerging markets continued to witness very strong growth during the period. Indeed, growth was so strong that we saw a tightening of monetary policy in order to rein in growth to sustainable levels and to keep a lid on inflation. High inflation, particularly in food prices, can put great pressure on economic, political and market stability in developing nations.

PORTFOLIO REVIEW/CURRENT POSITIONING

Our bottom-up approach of investing led us to overweight positions in the Information Technology and Consumer Discretionary sectors, where we have consistently found the most companies that have the potential to grow faster over the long term compared to the overall market. At year end, these two sectors made up approximately 45% of the Portfolio’s assets, nearly twice the combined weighting in the Index. These two sectors were also the top two positive contributors to performance this year. Within Information Technology, the largest contributors were U.S.-based companies Intuit, Inc., Juniper Networks, Inc. and Altera Corp., the Indian business software and outsourcing giant Infosys Technologies, Ltd., and Swedish telecommunications giant LM Ericsson Telephone Co. In Consumer Discretionary, the greatest contributors to performance included French luxury goods group LVMH Moet Hennessy Louis Vuitton S.A., cruise and vacation company Carnival Corp., German automobile manufacturer BMW AG, Spanish company Industria de Diseno Textil S.A. (“Inditex”), which is known worldwide for its Zara brand, and Tod’s S.p.A., the Italian footwear manufacturer. Additionally, Tiffany & Co., which arguably has the most global appeal among U.S. luxury brands, also added to Portfolio performance.

Two additional top performing sectors for the Portfolio were Utilities and Financials. These two sectors were among the weakest performing for the Index during the period, and the Portfolio’s underweight position to them benefited relative performance.

At the country level, the United States was the strongest performer for the Portfolio. Following the United States were Germany and Spain. Germany outperformed as a result of its exposure to BMW AG and electronics and electrical engineering company Siemens AG. The Portfolio’s exposure to Sweden outperformed with contributions from LM Ericsson Telephone and Assa Abloy AB.

On the negative side, the greatest detractor from performance during the period was Materials, where our underweight position in the sector hurt performance. Despite the recent run up in some commodity prices, we do not foresee overall prices continuing to rise and, as a consequence, believe most Materials stocks to be overvalued. Energy also provided negative results due to investments in Transocean, Ltd. and Total S.A. From a geographic perspective, Switzerland was the greatest detractor to Portfolio performance because of poor showings by Credit Suisse Group AG and Transocean. The U.K. was also a negative for the Portfolio because of HSBC Holdings plc, while our limited exposure to Canada also held back performance.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed By OppenheimerFunds, Inc.

Portfolio Manager Commentary*

During the year, we reduced the number of holdings slightly as we felt able to capture our best ideas with fewer names. The Portfolio’s exposure to Energy and Consumer Staples was reduced, the latter largely because of the takeover of Cadbury plc by Kraft Foods, Inc. We also made selective additions to existing holdings and added some new holdings, mostly in Financials. While our weighting in Financials increased, at year end, we continued to remain underweight versus the Index. At the country level, changes in weightings were minimal, although we increased exposure to the United States and reduced exposure to the U.K.

Rajeev Bahman, CFA

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	16.23	3.84	4.15	—
Class B	15.93	3.56	—	6.82
Class E	16.08	3.69	—	4.78
MSCI World Index	11.76	2.43	2.31	—

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 3/3/97, 4/26/04 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
LM Ericsson Telephone Co. (Class B)	4.0
Siemens AG	2.9
eBay, Inc.	2.5
Credit Suisse Group AG	2.1
Juniper Networks, Inc.	2.1
Altera Corp.	1.9
LVMH Moet Hennessy Louis Vuitton S.A.	1.9
Tiffany & Co.	1.9
Intuit, Inc.	1.8
Carnival Corp.	1.8

Top Countries

% of Net Assets
United States	37.0
Japan	11.5
Germany	9.0
Sweden	6.7
Switzerland	6.2
United Kingdom	5.1
France	5.0
Mexico	3.6
Netherlands	3.1
Spain	2.3

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.61%	$1,000.00	$1,258.40	$3.47
	Hypothetical*	0.61%	$1,000.00	$1,022.10	$3.11

Class B	Actual	0.86%	$1,000.00	$1,255.90	$4.89
	Hypothetical*	0.86%	$1,000.00	$1,020.82	$4.38

Class E	Actual	0.76%	$1,000.00	$1,256.50	$4.32
	Hypothetical*	0.76%	$1,000.00	$1,021.33	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—97.2% of Net Assets

Security Description	Shares	Value*

Brazil—2.0%
Companhia de Bebidas das Americas (ADR)	244,750	$7,594,593
Embraer S.A. (ADR) (a)	233,460	6,863,724

		14,458,317

Finland—0.9%
Fortum Oyj	206,435	6,276,820

France—5.0%
LVMH Moet Hennessy Louis Vuitton S.A.	84,131	13,865,330
Société Générale	85,216	4,599,195
Technip S.A.	108,660	10,075,211
Total S.A.	154,028	8,197,713

		36,737,449

Germany—7.7%
Allianz SE	82,246	9,795,212
Bayer AG	93,700	6,939,714
Bayerische Motoren Werke AG	19,872	1,565,225
Linde AG	31,804	4,838,292
SAP AG	240,708	12,284,401
Siemens AG	174,813	21,691,263

		57,114,107

India—2.2%
Infosys Technologies, Ltd.	166,108	12,748,604
Wire & Wireless India, Ltd. (b)	570,457	154,143
Zee Learn, Ltd. (b) (c)	129,073	80,391
Zee Telefilms, Ltd.	1,032,584	3,393,785

		16,376,923

Ireland—0.9%
XL Group plc (USD)	317,370	6,925,013

Italy—2.2%
Bulgari S.p.A. (a)	455,667	4,938,367
Lottomatica S.p.A. (a)	110,076	1,368,182
Prysmian S.p.A. (a)	178,960	3,054,479
Tod’s S.p.A. (a)	70,824	7,015,534

		16,376,562

Japan—11.5%
Fanuc, Ltd.	33,800	5,189,284
Hoya Corp.	269,600	6,547,164
KDDI Corp.	1,258	7,268,323
Keyence Corp.	25,000	7,233,484
Kyocera Corp.	42,200	4,307,369
Mitsubishi Tanabe Pharma Corp.	210,000	3,548,740
Murata Manufacturing Co., Ltd.	138,300	9,691,837
Nidec Corp. (a)	44,600	4,500,833
Nintendo Co., Ltd.	16,000	4,697,891
Secom Co., Ltd.	106,500	5,043,893
Sony Corp.	339,428	12,233,929
Sumitomo Mitsui Financial Group, Inc.	172,100	6,130,808
The Dai-ichi Life Insurance Co., Ltd.	5,474	8,891,351

		85,284,906

Security Description	Shares	Value*

Mexico—3.6%
América Movil S.A.B. de C.V. (ADR)	32,020	$1,836,027
Fomento Economico Mexicano S.A.B. de C.V.	1,780,485	9,960,906
Grupo Modelo S.A.B. de C.V. (a)	899,333	5,592,368
Grupo Televisa S.A.B. (ADR)	356,620	9,247,157

		26,636,458

Netherlands—3.1%
EADS NV	366,087	8,558,701
Koninklijke Philips Electronics NV	306,793	9,414,579
TNT NV	195,657	5,183,760

		23,157,040

Panama—1.8%
Carnival Corp.	287,630	13,262,619

South Korea—0.2%
Shinsegae Co., Ltd.	2,760	1,493,012

Spain—2.3%
BBVA S.A.	721,262	7,312,821
Inditex S.A.	126,908	9,531,782

		16,844,603

Sweden—6.7%
Assa Abloy AB (Series B)	416,883	11,753,697
Investor AB	373,274	7,984,753
LM Ericsson Telephone Co. (Class B)	2,543,703	29,452,500

		49,190,950

Switzerland—6.2%
Basilea Pharmaceutica, Ltd. (b)	4,857	337,287
Credit Suisse Group AG	388,441	15,685,538
Nestle S.A.	137,710	8,073,186
Roche Holding AG	27,306	4,006,068
Transocean, Ltd. (USD) (b)	125,688	8,736,573
UBS AG	557,485	9,156,939

		45,995,591

Taiwan—1.9%
MediaTek, Inc.	404,107	5,766,296
Taiwan Semiconductor Manufacturing Co., Ltd.	3,524,498	8,579,288

		14,345,584

United Kingdom—5.1%
3i Group plc (b)	685,209	3,514,061
HSBC Holdings plc (HKD)	956,414	9,787,793
Prudential plc	749,062	7,815,061
Unilever plc	296,507	9,070,701
Vodafone Group plc	2,814,141	7,330,025

		37,517,641

United States—33.9%
3M Co.	112,880	9,741,544
Adobe Systems, Inc. (b)	283,220	8,717,512

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

United States—(Continued)
Aetna, Inc.	270,250	$8,245,327
Aflac, Inc.	126,520	7,139,524
Altera Corp. (a)	402,110	14,307,074
Amylin Pharmaceuticals, Inc. (b)	289,030	4,251,631
Automatic Data Processing, Inc.	150,710	6,974,859
Colgate-Palmolive Co.	125,770	10,108,135
Corning, Inc.	363,940	7,031,321
Dendreon Corp. (b)	54,730	1,911,172
eBay, Inc. (b)	659,030	18,340,805
Emerson Electric Co.	116,890	6,682,601
Fidelity National Financial, Inc.	250,780	3,430,670
Gilead Sciences, Inc. (b)	63,450	2,299,428
Intuit, Inc. (b)	273,520	13,484,536
Juniper Networks, Inc. (b)	416,510	15,377,549
Lockheed Martin Corp.	43,130	3,015,218
Maxim Integrated Products, Inc.	374,180	8,838,132
McDonald’s Corp.	149,700	11,490,972
Microsoft Corp.	448,060	12,509,835
Raytheon Co.	69,040	3,199,314
Regeneron Pharmaceuticals, Inc. (a) (b)	25,460	835,852
Shuffle Master, Inc. (b)	166,100	1,901,845
SLM Corp. (b)	389,190	4,899,902
The Goldman Sachs Group, Inc.	47,170	7,932,107
The McGraw-Hill Cos., Inc.	73,490	2,675,771
The Walt Disney Co.	310,280	11,638,603
Theravance, Inc. (a) (b)	150,960	3,784,567
Tiffany & Co.	222,360	13,846,357
Wal-Mart Stores, Inc.	164,660	8,880,114
WellPoint, Inc. (b)	158,800	9,029,368
Zimmer Holdings, Inc. (b)	141,380	7,589,278

		250,110,923

Total Common Stock (Identified Cost $646,762,211)		718,104,518

Preferred Stock—1.3%

Germany—1.3%
Bayerische Motoren Werke AG	183,072	9,443,976

Total Preferred Stock (Identified Cost $6,475,149)		9,443,976

Short Term Investments—3.1%
Security Description	Shares/Par Amount	Value*

United States—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/10 at 0.010% to be repurchased at $8,378,007 on 01/03/11, collateralized by $8,210,000 U.S. Treasury Note due 04/30/17 with a value of $8,545,789.	$8,378,000	$8,378,000
State Street Navigator Securities Lending Prime Portfolio (d)	14,792,153	14,792,153

Total Short Term Investments (Identified Cost $23,170,153)		23,170,153

Total Investments—101.6% (Identified Cost $676,407,513) (e)		750,718,647
Liabilities in excess of other assets		(11,799,976)

Net Assets—100.0%		$738,918,671

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $14,161,694 and the collateral received consisted of cash in the amount of $14,792,153. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $685,291,990. The aggregate unrealized appreciation and depreciation of investments was $111,185,801 and $(45,759,144), respectively, resulting in net unrealized appreciation of $65,426,657 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(HKD)—	Hong Kong Dollar
(USD)—	U.S. Dollar

Ten Largest Industries as of December 31, 2010 (Unaudited)	% of Net Assets
Software	6.9
Semiconductors & Semiconductor Equipment	6.3
Communications Equipment	6.1
Insurance	6.0
Capital Markets	4.9
Industrial Conglomerates	4.3
Hotels, Restaurants & Leisure	3.8
Commercial Banks	3.8
Media	3.7
Textiles, Apparel & Luxury Goods	3.5

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$14,458,317	$—	$—	$14,458,317
Finland	—	6,276,820	—	6,276,820
France	—	36,737,449	—	36,737,449
Germany	—	57,114,107	—	57,114,107
India	—	16,296,532	80,391	16,376,923
Ireland	6,925,013	—	—	6,925,013
Italy	—	16,376,562	—	16,376,562
Japan	—	85,284,906	—	85,284,906
Mexico	26,636,458	—	—	26,636,458
Netherlands	—	23,157,040	—	23,157,040
Panama	13,262,619	—	—	13,262,619
South Korea	—	1,493,012	—	1,493,012
Spain	—	16,844,603	—	16,844,603
Sweden	—	49,190,950	—	49,190,950
Switzerland	8,736,573	37,259,018	—	45,995,591
Taiwan	—	14,345,584	—	14,345,584
United Kingdom	—	37,517,641	—	37,517,641
United States	250,110,923	—	—	250,110,923
Total Common Stock	320,129,903	397,894,224	80,391	718,104,518
Preferred Stock
Germany	—	9,443,976	—	9,443,976
Short Term Investments
United States	14,792,153	8,378,000	—	23,170,153
Total Investments	$334,922,056	$415,716,200	$80,391	$750,718,647

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2009	$0
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	(1,820,525)
Change in unrealized appreciation (depreciation)	1,909,728
Net Purchases (Sales)	(8,812)
Balance as of December 31, 2010	$80,391

The change in unrealized appreciation (depreciation) for investments held at December 31, 2010 was $80,391.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$750,718,647
Cash		447
Cash denominated in foreign currencies (c)		1,620,502
Receivable for:
Securities sold		917,055
Fund shares sold		208,972
Accrued interest and dividends		610,424
Foreign taxes		290,997

Total Assets		754,367,044
Liabilities
Payable for:
Fund shares redeemed	$142,281
Foreign taxes	178
Collateral for securities loaned	14,792,153
Accrued expenses:
Management fees	325,047
Distribution and service fees	57,472
Deferred directors’ fees	17,118
Other expenses	114,124

Total Liabilities		15,448,373

Net Assets		$738,918,671

Net assets consists of:
Paid in surplus		$728,025,862
Undistributed net investment income		8,267,945
Accumulated net realized losses		(71,781,337)
Unrealized appreciation on investments and foreign currency transactions		74,406,201

Net Assets		$738,918,671

Net Assets
Class A		$458,834,972
Class B		265,483,713
Class E		14,599,986
Capital Shares (Authorized) Outstanding
Class A (55,000,000)		29,721,078
Class B (30,000,000)		17,280,673
Class E (5,000,000)		949,200
Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.44
Class B		15.36
Class E		15.38

(a)	Identified cost of investments was $676,407,513.
(b)	Includes securities on loan with a value of $14,161,694.
(c)	Identified cost of cash denominated in foreign currencies was $1,562,728.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$13,623,951
Interest (b)		590,962

		14,214,913
Expenses
Management fees	$3,630,825
Distribution and service fees—Class B	592,624
Distribution and service fees—Class E	21,074
Directors’ fees and expenses	48,653
Custodian and accounting	356,797
Audit and tax services	33,062
Legal	12,528
Shareholder reporting	101,585
Insurance	8,431
Miscellaneous	20,507

Total expenses		4,826,086

Net Investment Income		9,388,827

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (c)	(14,203,356)
Foreign currency transactions	(259,922)	(14,463,278)

Net change in unrealized appreciation on:
Investments (d)	108,958,888
Foreign currency transactions	118,106	109,076,994

Net realized and unrealized gain		94,613,716

Net Increase in Net Assets From Operations		$104,002,543

(a)	Net of foreign taxes of $1,246,497.
(b)	Includes net income on securities loaned of $578,681.
(c)	Includes foreign capital gain tax of $(64,818).
(d)	Includes foreign capital gain tax of $92,657.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,388,827	$9,255,621
Net realized loss	(14,463,278)	(29,316,023)
Net change in unrealized appreciation	109,076,994	220,443,807

Increase in net assets from operations	104,002,543	200,383,405

From Distributions to Shareholders
Net investment income
Class A	(6,911,023)	(9,775,857)
Class B	(3,116,554)	(4,189,342)
Class E	(203,520)	(291,634)

Total distributions	(10,231,097)	(14,256,833)

Decrease in net assets from capital share transactions	(46,854,177)	(20,363,421)

Total increase in net assets	46,917,269	165,763,151

Net Assets
Beginning of the period	692,001,402	526,238,251

End of the period	$738,918,671	$692,001,402

Undistributed Net Investment Income
End of the period	$8,267,945	$9,075,072

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	949,236	$13,066,375	1,386,997	$15,418,557
Reinvestments	483,626	6,911,023	1,038,880	9,775,857
Redemptions	(5,220,992)	(71,558,633)	(4,188,391)	(45,267,580)

Net decrease	(3,788,130)	$(51,581,235)	(1,762,514)	$(20,073,166)

Class B
Sales	3,247,326	$44,824,699	2,794,182	$31,212,385
Reinvestments	218,706	3,116,554	446,149	4,189,342
Redemptions	(3,016,065)	(41,468,815)	(3,248,166)	(35,103,779)

Net increase (decrease)	449,967	$6,472,438	(7,835)	$297,948

Class E
Sales	165,635	$2,276,002	144,596	$1,633,493
Reinvestments	14,282	203,520	31,058	291,634
Redemptions	(308,647)	(4,224,902)	(229,872)	(2,513,330)

Net decrease	(128,730)	$(1,745,380)	(54,218)	$(588,203)

Decrease derived from capital share transactions		$(46,854,177)		$(20,363,421)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.48	$9.90	$17.50	$16.86	$15.11

Income (Loss) From Investment Operations
Net investment income	0.20 (a)	0.19 (a)	0.30 (a)	0.21 (a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	1.97	3.68	(7.06)	0.89	2.26

Total from investment operations	2.17	3.87	(6.76)	1.10	2.47

Less Distributions
Distributions from net investment income	(0.21)	(0.29)	(0.31)	(0.20)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.21)	(0.29)	(0.84)	(0.46)	(0.72)

Net Asset Value, End of Period	$15.44	$13.48	$9.90	$17.50	$16.86

Total Return (%)	16.23	40.31	(40.37)	6.49	16.59

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	0.64	0.61	0.61	0.66
Ratio of net investment income to average net assets (%)	1.45	1.68	2.16	1.19	1.37
Portfolio turnover rate (%)	18	14	20	17	73
Net assets, end of period (in millions)	$458.83	$451.64	$349.03	$653.91	$648.02

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.42	$9.86	$17.44	$16.81	$15.06

Income (Loss) From Investment Operations
Net investment income	0.16 (a)	0.16 (a)	0.26 (a)	0.16 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	1.96	3.66	(7.04)	0.89	2.25

Total from investment operations	2.12	3.82	(6.78)	1.05	2.42

Less Distributions
Distributions from net investment income	(0.18)	(0.26)	(0.27)	(0.16)	(0.36)
Distributions from net realized capital gains	0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.18)	(0.26)	(0.80)	(0.42)	(0.67)

Net Asset Value, End of Period	$15.36	$13.42	$9.86	$17.44	$16.81

Total Return (%)	15.93	39.80	(40.56)	6.26	16.35

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.89	0.86	0.86	0.91
Ratio of net investment income to average net assets (%)	1.19	1.42	1.91	0.94	1.09
Portfolio turnover rate (%)	18	14	20	17	73
Net assets, end of period (in millions)	$265.48	$225.88	$166.05	$285.12	$260.54

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.43	$9.86	$17.44	$16.81	$15.06

Income (Loss) From Investment Operations
Net investment income	0.18 (a)	0.17 (a)	0.28 (a)	0.18 (a)	0.18 (a)
Net realized and unrealized gain (loss) on Investments	1.96	3.67	(7.05)	0.88	2.27

Total from investment operations	2.14	3.84	(6.77)	1.06	2.45

Less Distributions
Distributions from net Investment income	(0.19)	(0.27)	(0.28)	(0.17)	(0.39)
Distributions from net realized capital gains	0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.19)	(0.27)	(0.81)	(0.43)	(0.70)

Net Asset Value, End of Period	$15.38	$13.43	$9.86	$17.44	$16.81

Total Return (%)	16.08	40.07	(40.49)	6.31	16.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.79	0.76	0.76	0.81
Ratio of net investment income to average net assets (%)	1.30	1.54	2.01	1.04	1.13
Portfolio turnover rate (%)	18	14	20	17	73
Net assets, end of period (in millions)	$14.60	$14.48	$11.16	$24.79	$24.31

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$3,630,825	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$122,085,818	$0	$167,689,613

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$10,231,097	$14,256,833	$—	$—	$—	$—	$10,231,097	$14,256,833

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$13,530,701	$—	$65,522,904	$(68,143,676)	$10,909,929

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/18	Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$36,289,723	$17,775,110	$68,143,676

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-17

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Global Equity Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-23

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

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Metropolitan Series Fund, Inc. Russell 2000® Index Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 26.92%, 26.58%, 26.60%, and 26.54%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 26.85%.

MARKET ENVIRONMENT/CONDITIONS

During the first six months of the year, the Russell 2000 Index declined 1.9%. The negative return was primarily due to concerns that the economic recovery was proceeding at a slower pace than expected. Also, investors feared that Europe’s sovereign debt crisis would continue to spread and lead to another global recession. Furthermore, the unemployment rate remained near 10%, which was significantly higher than its long-term average of 5.7%.

During the last six months of the year, the Russell 2000 Index rallied 29.4%. The positive return was primarily due to expectations that corporate earnings would continue to improve. Approximately 56% of index members that reported during the fourth quarter beat consensus estimates for earnings per share. Also, the change in non-farm payrolls, housing starts data and retail sales numbers were better than expected when compared to the median forecasts in Bloomberg’s surveys of economists. Lastly, the Federal Open Market Committee (FOMC) decided to purchase an additional $600 billion of longer-term Treasury securities to help promote a stronger pace of economic recovery.

During the year, the FOMC met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. Due to mixed economic data and subdued levels of inflation, the Federal Reserve stated it would continue to keep the Federal Funds Rate at exceptionally low levels for an extended period.

All nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Technology (16.3% beginning weight in the benchmark), up 37.3%, was the best-performing sector, and provided the largest positive impact on the benchmark’s one-year return. The next best-performing sectors were Materials & Processing (7.1% beginning weight), up 33.4%; and Energy (4.8% beginning weight), up 32.8%. Utilities (4.2% beginning weight) was the worst relative-performing sector, up 15.2%. The next worst relative-performing sector was Health Care (14.4% beginning weight), up 17.0%.

The stocks with the largest positive impact on the benchmark return for the year were Riverbed Technology, up 206.2%; VeriFone Systems, up 135.4%; and Deckers Outdoor, up 135.2%. The stocks with the largest negative impact were Assured Guaranty, down 36.8%; E*TRADE Financial, down 25.5%; and Human Genome Sciences, down 20.9%.

Factors that impacted stock prices included developments in the Federal Reserve’s interest rate policy, corporate earnings, geopolitical concerns, energy prices, employment data and the value of the U.S. Dollar.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impacted tracking error during the year included sampling, transaction costs, cash drag, securities lending, NAV rounding, and cash flows from contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	26.92	4.32	5.95	—
Class B	26.58	4.05	—	6.17
Class E	26.60	4.15	—	5.87
Class G	26.54	—	—	36.28
Russell 2000 Index	26.85	4.47	6.33	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	4.1
Riverbed Technology, Inc.	0.4
VeriFone Systems, Inc.	0.3
TIBCO Software, Inc.	0.3
Nordson Corp.	0.3
Brigham Exploration Co.	0.3
Deckers Outdoor Corp.	0.2
Rackspace Hosting, Inc.	0.2
Sotheby’s	0.2
Hecla Mining Co.	0.2

Top Sectors

% of Net Assets

Financials	19.4
Information Technology	17.4
Industrials	15.1
Consumer Discretionary	13.0
Health Care	11.7
Energy	5.8
Materials	5.5
Utilities	2.8
Consumer Staples	2.7
Telecommunications	0.9

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.30%	$1,000.00	$1,294.20	$1.73
	Hypothetical*	0.30%	$1,000.00	$1,023.68	$1.53

Class B(a)	Actual	0.55%	$1,000.00	$1,290.90	$3.18
	Hypothetical*	0.55%	$1,000.00	$1,022.40	$2.80

Class E(a)	Actual	0.45%	$1,000.00	$1,292.40	$2.60
	Hypothetical*	0.45%	$1,000.00	$1,022.91	$2.29

Class G(a)	Actual	0.60%	$1,000.00	$1,291.50	$3.47
	Hypothetical*	0.60%	$1,000.00	$1,022.15	$3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—94.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
AAR Corp. (a)	20,511	$563,437
AeroVironment, Inc. (a)	8,967	240,585
American Science & Engineering, Inc.	4,769	406,462
Applied Signal Technology, Inc.	6,551	248,217
Astronics Corp.	5,318	111,678
Ceradyne, Inc. (a)	12,224	385,423
Cubic Corp. (b)	7,494	353,342
Curtiss-Wright Corp.	23,073	766,024
DigitalGlobe, Inc. (a)	14,796	469,181
Ducommun, Inc.	5,852	127,457
Esterline Technologies Corp. (a)	15,372	1,054,365
GenCorp, Inc. (a) (b)	29,383	151,910
GeoEye, Inc. (a) (b)	11,850	502,321
HEICO Corp. (Class B) (b)	15,060	768,512
Herley Industries, Inc. (a)	7,594	131,528
Hexcel Corp. (a)	50,522	913,943
Kratos Defense & Security Solutions, Inc. (a)	8,724	114,895
Ladish Co., Inc. (a)	8,459	411,192
LMI Aerospace, Inc. (a) (b)	5,223	83,516
Moog, Inc. (a)	23,498	935,220
Orbital Sciences Corp. (a)	29,768	509,926
Taser International, Inc. (a)	34,479	162,051
Teledyne Technologies, Inc. (a)	19,156	842,289
The KEYW Holding Corp. (a) (b)	5,889	86,392
Triumph Group, Inc. (b)	8,558	765,171

		11,105,037

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a)	29,240	230,996
Atlas Air Worldwide Holdings, Inc. (a)	13,822	771,682
Dynamex, Inc. (a)	6,006	148,709
Forward Air Corp. (b)	15,560	441,593
HUB Group, Inc. (a)	20,000	702,800
Pacer International, Inc. (a) (b)	21,625	147,915
Park-Ohio Holdings Corp. (a)	4,331	90,561

		2,534,256

Airlines—0.7%
AirTran Holdings, Inc. (a)	71,881	531,201
Alaska Air Group, Inc. (a)	18,583	1,053,470
Allegiant Travel Co. (a)	7,044	346,847
Hawaiian Holdings, Inc. (a) (b)	26,730	209,563
JetBlue Airways Corp. (a) (b)	121,080	800,339
Pinnacle Airlines Corp. (a)	10,277	81,188
Republic Airways Holdings, Inc. (a) (b)	25,789	188,776
Skywest, Inc. (b)	29,720	464,226
US Airways Group, Inc. (a)	83,631	837,146

		4,512,756

Auto Components—0.9%
American Axle & Manufacturing Holdings, Inc. (a) (b)	31,349	403,148
Amerigon, Inc. (a) (b)	11,793	128,308
Cooper Tire & Rubber Co.	32,939	776,702
Dana Holding Corp. (a)	73,437	1,263,851

Security Description	Shares	Value*

Auto Components—(Continued)
Dorman Products, Inc. (a) (b)	6,387	$231,465
Drew Industries, Inc. (a)	8,953	203,412
Exide Technologies (a)	40,883	384,709
Fuel Systems Solutions, Inc. (a) (b)	7,974	234,276
Modine Manufacturing Co. (a)	24,735	383,392
Spartan Motors, Inc.	19,530	118,938
Standard Motor Products, Inc.	9,638	132,041
Stoneridge, Inc. (a)	9,171	144,810
Superior Industries International, Inc.	9,999	212,179
Tenneco, Inc. (a)	31,602	1,300,738

		5,917,969

Automobiles—0.0%
Winnebago Industries, Inc. (a) (b)	16,165	245,708

Beverages—0.1%
Boston Beer Co., Inc. (a) (b)	4,228	402,040
Coca-Cola Bottling Co. Consolidated (b)	2,376	132,058
Heckmann Corp. (a)	45,427	228,498
National Beverage Corp.	7,440	97,762

		860,358

Biotechnology—3.1%
Acorda Therapeutics, Inc. (a)	20,142	549,071
Affymax, Inc. (a)	12,160	80,864
Alkermes, Inc. (a)	48,970	601,352
Allos Therapeutics, Inc. (a) (b)	41,085	189,402
Alnylam Pharmaceuticals, Inc. (a) (b)	19,999	197,190
AMAG Pharmaceuticals, Inc. (a)	11,699	211,752
Arena Pharmaceuticals, Inc. (a) (b)	57,841	99,487
Ariad Pharmaceuticals, Inc. (a)	61,846	315,415
Arqule, Inc. (a) (b)	24,595	144,373
Array Biopharma, Inc. (a) (b)	29,351	87,759
AVEO Pharmaceuticals, Inc. (a) (b)	5,370	78,509
AVI BioPharma, Inc. (a) (b)	58,628	124,291
BioCryst Pharmaceuticals, Inc. (a) (b)	14,697	75,983
Biotime, Inc. (a)	12,390	103,209
Celera Corp. (a) (b)	44,957	283,229
Celldex Therapeutics, Inc. (a) (b)	15,523	63,955
Cepheid, Inc. (a) (b)	31,839	724,337
Chelsea Therapeutics International, Inc. (a)	18,406	138,045
Clinical Data, Inc. (a) (b)	6,714	106,820
Codexis, Inc. (a)	1	10
Cubist Pharmaceuticals, Inc. (a)	30,201	646,301
Curis, Inc. (a)	44,220	87,556
Cytori Therapeutics, Inc. (a) (b)	29,419	152,685
Dyax Corp. (a) (b)	51,208	109,585
Dynavax Technologies Corp. (a) (b)	40,560	129,792
Emergent Biosolutions, Inc. (a)	11,134	261,204
Enzon Pharmaceuticals, Inc. (a) (b)	26,808	326,253
Exact Sciences Corp. (a)	19,942	119,253
Exelixis, Inc. (a) (b)	59,194	485,983
Genomic Health, Inc. (a) (b)	7,360	157,430
Geron Corp. (a) (b)	65,936	340,889
Halozyme Therapeutics, Inc. (a) (b)	42,185	334,105
Idenix Pharmaceuticals, Inc. (a) (b)	20,464	103,139
Immunogen, Inc. (a) (b)	37,463	346,907

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Immunomedics, Inc. (a) (b)	39,907	$142,867
Incyte Corp., Ltd. (a) (b)	45,247	749,290
InterMune, Inc. (a) (b)	24,930	907,452
Ironwood Pharmaceuticals, Inc. (a)	11,073	114,606
Isis Pharmaceuticals, Inc. (a) (b)	53,285	539,244
Keryx Biopharmaceuticals, Inc. (a)	28,382	129,990
Lexicon Pharmaceuticals, Inc. (a) (b)	92,559	133,285
Ligand Pharmaceuticals, Inc. (a) (b)	10,985	97,986
MannKind Corp. (a) (b)	36,461	293,876
Martek Biosciences Corp. (a) (b)	18,510	579,363
Medivation, Inc. (a)	16,585	251,594
Metabolix, Inc. (a) (b)	14,556	177,147
Micromet, Inc. (a) (b)	48,694	395,395
Momenta Pharmaceuticals, Inc. (a) (b)	23,710	354,939
Nabi Biopharmaceuticals (a)	20,843	120,681
Neurocrine Biosciences, Inc. (a)	28,871	220,574
Novavax, Inc. (a) (b)	51,018	123,974
NPS Pharmaceuticals, Inc. (a)	33,187	262,177
Omeros Corp. (a)	10,693	88,110
Onyx Pharmaceuticals, Inc. (a)	33,365	1,230,168
Opko Health, Inc. (a)	49,315	180,986
Orexigen Therapeutics, Inc. (a) (b)	16,889	136,463
Osiris Therapeutics, Inc. (a)	9,633	75,041
PDL BioPharma, Inc. (b)	75,107	467,917
Pharmacyclics, Inc. (a) (b)	20,649	125,546
Pharmasset, Inc. (a)	15,774	684,749
Progenics Pharmaceuticals, Inc. (a) (b)	12,976	70,849
Rigel Pharmaceuticals, Inc. (a) (b)	28,365	213,588
Sangamo Biosciences, Inc. (a) (b)	24,849	164,997
Savient Pharmaceuticals, Inc. (a)	35,468	395,113
Sciclone Pharmaceuticals, Inc. (a)	21,822	91,216
Seattle Genetics, Inc. (a) (b)	43,283	647,081
SIGA Technologies, Inc. (a) (b)	18,651	261,114
Spectrum Pharmaceuticals, Inc. (a) (b)	27,557	189,317
Synta Pharmaceuticals Corp. (a)	13,150	80,478
Targacept, Inc. (a)	12,928	342,592
Theravance, Inc. (a)	34,091	854,661
Vanda Pharmaceuticals, Inc. (a)	15,676	148,295
Vical, Inc. (a)	40,691	82,196
Ziopharm Oncology, Inc. (a)	27,306	127,246

		20,028,298

Building Products—0.6%
A.O. Smith Corp.	19,477	741,684
AAON, Inc. (b)	5,350	150,924
American Woodmark Corp.	3,307	81,154
Ameron International Corp.	5,201	397,200
Apogee Enterprises, Inc.	13,569	182,774
Gibraltar Industries, Inc. (a)	14,856	201,596
Griffon Corp. (a) (b)	24,495	312,066
Insteel Industries, Inc.	9,958	124,375
NCI Building Systems, Inc. (a)	10,596	148,238
Quanex Building Products Corp.	20,789	394,367
Simpson Manufacturing Co., Inc.	20,915	646,483
Trex Co., Inc. (a)	8,855	212,166
Universal Forest Products, Inc.	9,285	361,187

		3,954,214

Security Description	Shares	Value*

Capital Markets—2.0%
American Capital, Ltd. (a)	180,124	$1,361,737
Apollo Investment Corp.	103,707	1,148,037
Arlington Asset Investment Corp.	3,810	91,402
Artio Global Investors, Inc. (b)	15,576	229,746
BGC Partners, Inc. (b)	28,307	235,231
BlackRock Kelso Capital Corp. (b)	38,057	420,910
Calamos Asset Management, Inc. (b)	11,175	156,450
Capital Southwest Corp.	1,383	143,555
Cohen & Steers, Inc.	9,693	252,987
Cowen Group, Inc. (a)	20,306	94,626
Diamond Hill Investment Group, Inc. (a) (b)	1,546	111,838
Duff & Phelps Corp.	14,889	251,029
Epoch Holding Corp. (b)	7,781	120,839
Evercore Partners, Inc. (b)	8,247	280,398
FBR Capital Markets Corp. (a)	29,104	111,177
Fifth Street Finance Corp.	29,350	356,309
Financial Engines, Inc. (a)	7,162	142,022
GAMCO Investors, Inc. (b)	2,827	135,724
GFI Group, Inc.	37,777	177,174
Gladstone Capital Corp. (b)	12,173	140,233
Gladstone Investment Corp.	14,338	109,686
Gleacher & Co., Inc. (a) (b)	43,042	102,010
Harris & Harris Group, Inc. (a)	16,079	70,426
Hercules Technology Growth Capital, Inc.	20,027	207,480
HFF, Inc. (a)	10,855	104,859
International Assets Holding Corp. (a)	7,668	180,965
Investment Technology Group, Inc. (a)	23,464	384,106
Kayne Anderson Energy Development Co. (b)	6,111	110,059
KBW, Inc. (a)	19,039	531,569
Knight Capital Group, Inc. (a)	50,639	698,312
Main Street Capital Corp. (b)	6,875	125,056
MCG Capital Corp. (a)	37,839	263,738
MF Global Holdings, Ltd. (a) (b)	61,397	513,279
MVC Capital, Inc.	13,488	196,925
NGP Capital Resources Co.	13,570	124,844
Oppenheimer Holdings, Inc. (b)	5,749	150,681
optionsXpress Holdings, Inc. (a) (b)	23,378	366,333
PennantPark Investment Corp.	17,849	218,472
Piper Jaffray Cos. (a) (b)	7,374	258,164
Prospect Capital Corp.	44,289	478,321
Safeguard Scientifics, Inc. (a) (b)	11,857	202,518
Sanders Morris Harris Group, Inc. (b)	12,429	90,110
Solar Capital, Ltd.	3,435	85,119
Stifel Financial Corp. (a) (b)	17,331	1,075,215
TICC Capital Corp. (b)	14,616	163,845
TradeStation Group, Inc. (a)	19,835	133,886
Triangle Capital Corp.	6,461	122,759
Virtus Investment Partners, Inc. (a)	2,869	130,167
Westwood Holdings Group, Inc. (b)	3,352	133,946

		13,294,274

Chemicals—2.4%
A. Schulman, Inc.	16,210	371,047
American Vanguard Corp. (b)	8,773	74,921
Arch Chemicals, Inc.	12,207	463,012
Balchem Corp.	15,297	517,192

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—(Continued)
Calgon Carbon Corp. (a) (b)	30,355	$458,968
Ferro Corp. (a) (b)	43,749	640,485
Georgia Gulf Corp. (a)	18,309	440,515
H.B. Fuller Co.	25,868	530,811
Hawkins, Inc. (b)	3,903	173,293
Innophos Holdings, Inc. (b)	11,603	418,636
Koppers Holdings, Inc. (b)	9,910	354,580
Kraton Performance Polymers, Inc. (a)	6,503	201,268
Landec Corp. (a)	16,296	97,450
LSB Industries, Inc. (a) (b)	8,002	194,129
Minerals Technologies, Inc.	10,111	661,360
NewMarket Corp.	5,303	654,231
Olin Corp.	41,593	853,488
OM Group, Inc. (a)	15,457	595,249
Omnova Solutions, Inc. (a) (b)	24,497	204,795
PolyOne Corp. (a)	47,146	588,854
Quaker Chemical Corp.	6,173	257,229
Rockwood Holdings, Inc. (a)	27,978	1,094,499
Senomyx, Inc. (a) (b)	21,884	156,033
Sensient Technologies Corp. (b)	25,056	920,307
Solutia, Inc. (a)	62,054	1,432,206
Spartech Corp. (a)	18,201	170,361
Stepan Co. (b)	4,048	308,741
STR Holdings, Inc. (a) (b)	15,387	307,740
TPC Group, Inc. (a)	3,008	91,203
W.R. Grace & Co. (a)	38,802	1,363,114
Westlake Chemical Corp. (b)	10,662	463,477
Zep, Inc.	10,985	218,382
Zoltek Cos., Inc. (a)	15,344	177,223

		15,454,799

Commercial Banks—5.5%
1st Source Corp.	8,143	164,814
1st United Bancorp, Inc. (a) (b)	12,209	84,364
Alliance Financial Corp. (b)	2,584	83,592
American National Bankshares, Inc.	3,852	90,715
Ameris Bancorp	13,498	142,269
Ames National Corp. (b)	4,449	96,410
Arrow Financial Corp. (b)	5,223	143,685
Bancfirst Corp. (b)	4,227	174,110
Banco Latinoamericano de Exportaciones S.A.	13,911	256,797
Bancorp, Inc. (a)	12,237	124,450
Bank of Marin Bancorp	3,199	111,965
Bank of the Ozarks, Inc.	7,390	320,356
Boston Private Financial Holdings, Inc. (b)	40,232	263,520
Bridge Bancorp, Inc.	3,797	93,596
Bryn Mawr Bank Corp.	4,797	83,708
Camden National Corp. (b)	3,953	143,217
Capital City Bank Group, Inc. (b)	7,854	98,960
Cardinal Financial Corp.	17,067	198,489
Cathay General Bancorp	41,687	696,173
Center Financial Corp. (a)	19,666	149,068
Centerstate Banks, Inc.	11,072	87,690
Chemical Financial Corp. (b)	13,525	299,579
Citizens & Northern Corp.	6,716	99,800

Security Description	Shares	Value*

Commercial Banks—(Continued)
Citizens Republic Bancorp, Inc. (a)	225,701	$138,806
City Holding Co. (b)	8,871	321,396
CNB Financial Corp.	6,782	100,441
CoBiz Financial, Inc.	17,832	108,419
Columbia Banking System, Inc. (b)	21,597	454,833
Community Bank System, Inc. (b)	15,885	441,126
Community Trust Bancorp, Inc. (b)	7,420	214,883
CVB Financial Corp. (b)	47,878	415,102
Danvers Bancorp, Inc. (b)	10,264	181,365
Eagle Bancorp, Inc. (a)	9,117	131,558
Enterprise Financial Services Corp.	6,930	72,488
Financial Institutions, Inc. (b)	6,461	122,565
First Bancorp (b)	8,242	126,185
First Bancorp, Inc. (b)	5,982	94,456
First Busey Corp.	28,814	135,426
First Commonwealth Financial Corp. (b)	56,357	399,008
First Community Bancshares, Inc. (b)	8,470	126,542
First Financial Bancorp (b)	30,745	568,168
First Financial Bankshares, Inc. (b)	11,149	570,606
First Financial Corp.	6,038	212,175
First Interstate Bancsystem, Inc.	6,876	104,790
First Merchants Corp. (b)	14,938	132,351
First Midwest Bancorp, Inc.	41,102	473,495
FirstMerit Corp. (b)	57,420	1,136,342
FNB Corp. (b)	61,268	601,652
German American Bancorp, Inc.	6,759	124,467
Glacier Bancorp, Inc. (b)	38,230	577,655
Great Southern Bancorp, Inc.	6,069	143,168
Hancock Holding Co. (b)	15,810	551,137
Heartland Financial USA, Inc.	7,703	134,494
Heritage Financial Corp. (a)	5,678	79,038
Home Bancshares, Inc. (b)	11,883	261,782
Hudson Valley Holding Corp.	7,172	177,579
Iberiabank Corp. (b)	14,275	844,081
Independent Bank Corp. (b)	11,835	320,137
International Bancshares Corp.	28,704	574,941
Investors Bancorp, Inc. (a)	25,837	338,981
Lakeland Bancorp, Inc. (b)	12,623	138,474
Lakeland Financial Corp.	9,208	197,604
MainSource Financial Group, Inc. (b)	12,295	127,991
MB Financial, Inc. (b)	28,968	501,726
Merchants Bancshares, Inc. (b)	2,714	74,798
Metro Bancorp, Inc. (a)	7,532	82,927
Nara Bancorp, Inc. (a)	19,022	186,796
National Bankshares, Inc.	4,218	132,825
National Penn Bancshares, Inc. (b)	67,536	542,314
NBT Bancorp, Inc. (b)	16,424	396,640
Northfield Bancorp, Inc. (b)	10,092	134,425
Old National Bancorp	47,419	563,812
OmniAmerican Bancorp, Inc. (a)	7,185	97,357
Oriental Financial Group, Inc. (b)	24,751	309,140
Orrstown Financial Services, Inc.	3,094	84,807
Pacific Continental Corp.	10,841	109,060
PacWest Bancorp (b)	15,528	331,989
Park National Corp. (b)	6,718	488,197
Penns Woods Bancorp, Inc. (b)	2,416	96,157
People’s Bancorp, Inc. (b)	6,285	98,360

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Pinnacle Financial Partners, Inc. (a) (b)	18,820	$255,576
PrivateBancorp, Inc. (b)	27,984	402,410
Prosperity Bancshares, Inc.	25,017	982,668
Renasant Corp. (b)	12,711	214,943
Republic Bancorp, Inc. (Class A)	5,421	128,749
S&T Bancorp, Inc.	13,465	304,174
S.Y. Bancorp, Inc. (b)	7,089	174,035
Sandy Spring Bancorp, Inc. (b)	13,670	251,938
SCBT Financial Corp. (b)	7,106	232,721
Signature Bank (a)	21,858	1,092,900
Simmons First National Corp. (b)	8,478	241,623
Southside Bancshares, Inc. (b)	7,431	156,571
Southwest Bancorp, Inc.	11,006	136,474
State Bancorp, Inc. (b)	10,603	98,078
StellarOne Corp.	12,984	188,787
Sterling Bancorp	13,033	136,456
Sterling Bancshares, Inc. (b)	46,070	323,411
Suffolk Bancorp (b)	5,523	136,308
Susquehanna Bancshares, Inc. (b)	68,574	663,796
SVB Financial Group (a)	22,336	1,184,925
Texas Capital Bancshares, Inc. (a)	19,435	413,382
The First of Long Island Corp. (b)	3,358	97,080
Tompkins Financial Corp. (b)	3,788	148,338
Tower Bancorp, Inc.	4,238	93,406
TowneBank (b)	11,846	188,233
TriCo Bancshares (b)	8,062	130,201
Trustmark Corp. (b)	34,161	848,559
UMB Financial Corp.	16,960	702,483
Umpqua Holdings Corp. (b)	60,457	736,366
Union First Market Bankshares Corp. (b)	9,844	145,494
United Bankshares, Inc. (b)	21,190	618,748
United Community Banks, Inc. (a)	46,715	91,094
Univest Corp. of Pennsylvania (b)	9,559	183,246
Virginia Commerce Bancorp, Inc. (a)	12,349	76,317
Washington Banking Co.	9,167	125,680
Washington Trust Bancorp, Inc. (b)	7,713	168,760
Webster Finanical Corp.	34,890	687,333
WesBanco, Inc.	12,861	243,845
West Coast Bancorp (a)	51,462	145,123
Westamerica Bancorp (b)	15,734	872,765
Western Alliance Bancorp (a)	31,877	234,615
Whitney Holding Corp. (b)	51,824	733,310
Wilshire Bancorp, Inc.	12,160	92,659
Wintrust Financial Corp.	18,190	600,816

		35,898,760

Commercial Services & Supplies—2.3%
ABM Industries, Inc. (b)	27,975	735,743
ACCO Brands Corp. (a) (b)	24,625	209,805
American Reprographics Co. (a)	21,042	159,709
APAC Customer Services, Inc. (a)	16,478	100,021
Casella Waste Systems, Inc. (a)	14,812	105,017
Cenveo, Inc. (a)	29,691	158,550
Clean Harbors, Inc. (a)	12,345	1,037,968
Consolidated Graphics, Inc. (a)	5,130	248,446
Courier Corp.	6,154	95,510

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Deluxe Corp.	26,136	$601,651
EnergySolutions, Inc. (b)	43,403	241,755
EnerNOC, Inc. (a) (b)	10,593	253,279
Ennis, Inc.	14,123	241,503
Fuel Tech, Inc. (a)	9,711	94,294
G&K Services, Inc.	10,384	320,969
Healthcare Services Group, Inc.	35,527	578,024
Herman Miller, Inc.	28,448	719,734
Higher One Holdings, Inc. (a) (b)	5,761	116,545
HNI Corp.	22,926	715,291
Innerworkings, Inc. (a) (b)	12,474	81,705
Interface, Inc.	27,334	427,777
Kimball International, Inc. (Class B) (b)	18,813	129,810
Knoll, Inc. (b)	25,885	433,056
M&F Worldwide Corp. (a)	6,079	140,425
McGrath Rentcorp	13,375	350,693
Metalico, Inc. (a)	16,397	96,414
Mine Safety Appliances Co. (b)	14,087	438,528
Mobile Mini, Inc. (a) (b)	19,466	383,286
Multi-Color Corp. (b)	6,895	134,177
Rollins, Inc.	34,359	678,590
Schawk, Inc.	6,937	142,763
Standard Parking Corp. (a)	8,683	164,022
Steelcase, Inc.	41,383	437,418
SYKES Enterprises, Inc. (a)	22,444	454,715
Team, Inc. (a)	9,082	219,784
Tetra Tech, Inc. (a) (c)	33,211	832,268
The Brink’s Co.	25,861	695,144
The GEO Group, Inc. (a)	31,757	783,128
U.S. Ecology, Inc.	10,910	189,616
United Stationers, Inc.	12,106	772,484
Viad Corp.	11,786	300,189

		15,019,806

Communications Equipment—2.9%
Acme Packet, Inc. (a)	23,419	1,244,954
ADTRAN, Inc. (b)	33,213	1,202,643
Anaren, Inc. (a)	8,343	173,952
Arris Group, Inc. (a)	65,639	736,470
Aruba Networks, Inc. (a) (b)	40,942	854,869
Aviat Networks, Inc. (a) (b)	31,258	158,478
Bel Fuse, Inc. (Class B)	6,585	157,381
BigBand Networks, Inc. (a)	27,547	77,132
Black Box Corp.	9,812	375,701
Blue Coat Systems, Inc. (a) (b)	22,793	680,827
Comtech Telecommunications Corp. (a)	15,803	438,217
DG FastChannel, Inc. (a)	13,643	394,010
Digi International, Inc. (a)	14,316	158,908
EMS Technologies, Inc. (a)	8,800	174,064
Emulex Corp. (a)	45,893	535,112
Extreme Networks (a)	50,140	154,933
Finisar Corp. (a)	40,305	1,196,655
Globecomm Systems, Inc. (a)	14,070	140,700
Harmonic, Inc. (a)	59,191	507,267
Hughes Communications, Inc. (a)	5,195	210,086
Infinera Corp. (a) (b)	45,743	472,525

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
InterDigital, Inc. (a) (b) (c)	23,128	$963,050
Ixia (a)	17,936	300,966
KVH Industries, Inc. (a)	8,413	100,535
Loral Space & Communications, Inc. (a)	5,792	443,088
Netgear, Inc. (a)	18,973	639,011
Network Equipment Technologies, Inc. (a) (b)	16,930	78,386
Oclaro, Inc. (a)	26,529	348,856
Oplink Communications, Inc. (a)	10,830	200,030
Plantronics, Inc.	25,616	953,427
Powerwave Technologies, Inc. (a) (b)	74,057	188,105
Riverbed Technology, Inc. (a)	65,210	2,293,436
SeaChange International, Inc. (a)	15,237	130,276
ShoreTel, Inc. (a) (b)	25,559	199,616
Sonus Networks, Inc. (a) (b)	115,150	307,450
Sycamore Networks, Inc. (a)	9,730	200,341
Symmetricom, Inc. (a)	25,522	180,951
Tekelec (a)	34,632	412,467
UTStarcom, Inc. (a)	53,927	111,090
ViaSat, Inc. (a)	16,546	734,808

		18,830,773

Computers & Peripherals—0.7%
Avid Technology, Inc. (a) (b)	13,306	232,323
Compellent Technologies, Inc. (a) (b)	12,631	348,489
Cray, Inc. (a) (b)	19,023	136,015
Electronics for Imaging, Inc. (a) (b)	24,822	355,203
Hypercom Corp. (a)	25,167	210,648
Imation Corp. (a)	16,653	171,692
Immersion Corp. (a) (b)	16,446	110,353
Intermec, Inc. (a)	26,299	332,945
Intevac, Inc. (a)	10,996	154,054
Novatel Wireless, Inc. (a) (b)	18,653	178,136
Quantum Corp. (a)	116,840	434,645
Rimage Corp. (a)	6,182	92,174
Silicon Graphics International Corp. (a)	18,071	163,181
STEC, Inc. (a) (b)	21,917	386,835
Stratasys, Inc. (a)	10,894	355,580
Super Micro Computer, Inc. (a) (b)	12,145	140,153
Synaptics, Inc. (a) (b)	18,012	529,193
Xyratex, Ltd. (a)	16,304	265,918

		4,597,537

Construction & Engineering—0.8%
Comfort Systems USA, Inc.	21,659	285,249
Dycom Industries, Inc. (a)	18,140	267,565
EMCOR Group, Inc. (a)	33,567	972,772
Furmanite Corp. (a) (b)	21,557	148,959
Granite Construction, Inc. (b)	17,718	486,005
Great Lakes Dredge & Dock Corp.	32,033	236,083
Insituform Technologies, Inc. (a) (b)	20,173	534,786
Layne Christensen Co. (a)	10,438	359,276
MasTec, Inc. (a) (b)	29,193	425,926
Michael Baker Corp. (b)	4,638	144,242
MYR Group, Inc. (a)	10,138	212,898
Northwest Pipe Co. (a) (b)	4,794	115,200
Orion Marine Group, Inc. (a) (b)	14,575	169,070
Primoris Services Corp.	11,525	109,948

Security Description	Shares	Value*

Construction & Engineering—(Continued)
Sterling Construction Co., Inc. (a) (b)	8,227	$107,280
Tutor Perini Corp. (a)	15,024	321,664

		4,896,923

Construction Materials—0.1%
Headwaters, Inc. (a) (b)	34,324	157,204
Texas Industries, Inc.	11,251	515,071

		672,275

Consumer Finance—0.6%
Advance America Cash Advance Centers, Inc.	24,733	139,494
Cardtronics, Inc. (a)	14,720	260,544
Cash America International, Inc.	15,693	579,543
Credit Acceptance Corp. (a)	3,046	191,197
Dollar Financial Corp. (a)	13,657	391,000
Ezcorp., Inc. (a)	24,505	664,821
First Cash Financial Services, Inc. (a)	16,253	503,680
Nelnet, Inc.	14,274	338,151
Netspend Holdings, Inc. (a)	16,359	209,722
World Acceptance Corp. (a)	8,757	462,370

		3,740,522

Containers & Packaging—0.5%
Boise, Inc. (a) (b)	38,268	303,465
Graham Packaging Co., Inc. (a)	9,676	126,175
Graphic Packaging Holding Co. (a)	57,446	223,465
Myers Industries, Inc.	18,780	182,917
Rock-Tenn Co.	20,879	1,126,422
Silgan Holdings, Inc. (b)	28,616	1,024,739

		2,987,183

Distributors—0.0%
Audiovox Corp. (a)	10,304	88,924
Core-Mark Holding Co., Inc. (a) (b)	5,639	200,692

		289,616

Diversified Consumer Services—1.1%
American Public Education, Inc. (a) (b)	9,943	370,277
Bridgepoint Education, Inc. (a) (b)	10,625	201,875
Capella Education Co. (a) (b)	9,020	600,552
Coinstar, Inc. (a)	16,796	947,966
Corinthian Colleges, Inc. (a) (b)	47,588	247,934
CPI Corp. (b)	3,088	69,634
Grand Canyon Education, Inc. (a) (b)	16,799	329,092
K12, Inc. (a)	13,883	397,887
Lincoln Educational Services Corp. (a)	9,079	140,815
Mac-Gray Corp.	7,254	108,447
Matthews International Corp.	16,648	582,347
Pre-Paid Legal Services, Inc. (a) (b)	4,154	250,279
Regis Corp. (b)	30,707	509,736
Sotheby’s	34,389	1,547,505
Steiner Leisure, Ltd. (a)	8,240	384,808
Stewart Enterprises, Inc. (b)	47,112	315,179
Universal Technical Institute, Inc. (a) (b)	11,178	246,140

		7,250,473

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Financial Services—0.4%
Compass Diversified Holdings	19,657	$347,732
Encore Capital Group, Inc. (a)	6,785	159,108
Life Partners Holdings, Inc. (b)	5,041	96,434
MarketAxess Holdings, Inc.	13,683	284,743
NewStar Financial, Inc. (a)	17,323	183,104
PHH Corp. (a)	30,324	702,001
Pico Holdings, Inc. (a) (b)	12,147	386,275
Portfolio Recovery Associates, Inc. (a)	9,087	683,343

		2,842,740

Diversified Telecommunication Services—0.6%
AboveNet, Inc. (a)	12,084	706,431
Alaska Communication Systems Group, Inc. (b)	21,438	237,962
Atlantic Tele-Network, Inc.	4,754	182,268
Cbeyond, Inc. (a) (b)	13,419	205,042
Cincinnati Bell, Inc. (a)	111,219	311,413
Cogent Communications Group, Inc. (a)	24,794	350,587
Consolidated Communications Holdings, Inc. (b)	12,857	248,140
General Communication, Inc. (a)	20,236	256,188
Global Crossing, Ltd. (a) (b)	16,822	217,340
IDT Corp. (a)	7,605	195,068
Iridium Communications, Inc. (a)	18,851	155,521
Neutral Tandem, Inc. (a) (b)	14,275	206,131
PAETEC Holding Corp. (a)	65,390	244,559
Premiere Global Services, Inc. (a)	33,133	225,304
Vonage Holdings Corp. (a)	56,336	126,193

		3,868,147

Electric Utilities—1.1%
Allete, Inc.	16,583	617,883
Central Vermont Public Service Corp.	6,872	150,222
Cleco Corp.	32,357	995,301
El Paso Electric Co.	22,138	609,459
IDACORP, Inc.	25,118	928,864
MGE Energy, Inc. (b)	12,573	537,621
PNM Resources, Inc.	46,156	600,951
Portland General Electric Co.	40,140	871,038
The Empire District Electric Co.	21,114	468,731
UIL Holdings Corp.	26,643	798,224
Unisource Energy Corp.	18,969	679,849
Unitil Corp. (b)	6,123	139,237

		7,397,380

Electrical Equipment—2.0%
A123 Systems, Inc. (a) (b)	39,081	372,833
Acuity Brands, Inc. (b)	22,678	1,307,840
Advanced Battery Technologies, Inc. (a) (b)	28,577	110,021
American Superconductor Corp. (a) (b)	26,590	760,208
AZZ, Inc. (b)	6,663	266,587
Baldor Electric Co.	24,324	1,533,385
Belden, Inc.	23,898	879,924
Brady Corp.	26,265	856,502
Broadwind Energy, Inc. (a) (b)	51,211	118,297
Capstone Turbine Corp. (a) (b)	131,034	125,766

Security Description	Shares	Value*

Electrical Equipment—(Continued)
Encore Wire Corp.	10,441	$261,860
Ener1, Inc. (a) (b)	33,469	126,848
Energy Conversion Devices, Inc. (a) (b)	25,840	118,864
EnerSys (a)	25,879	831,234
Franklin Electric Co., Inc.	12,236	476,225
FuelCell Energy, Inc. (a)	53,609	123,837
Generac Holdings, Inc. (a)	10,630	171,887
GrafTech International, Ltd. (a)	63,396	1,257,777
II-VI, Inc. (a)	13,651	632,860
LaBarge, Inc. (a)	6,854	107,676
LSI Industries, Inc.	10,955	92,679
Polypore International, Inc. (a)	10,958	446,319
Powell Industries, Inc. (a)	4,404	144,804
PowerSecure International, Inc. (a)	10,285	80,017
Satcon Technology Corp. (a)	61,565	277,043
Vicor Corp. (a) (b)	10,377	170,183
Woodward Governor Co.	32,367	1,215,705

		12,867,181

Electronic Equipment, Instruments & Components—2.3%
Anixter International, Inc. (a)	14,876	888,543
Benchmark Electronics, Inc. (a)	34,662	629,462
Brightpoint, Inc. (a)	38,434	335,529
Checkpoint Systems, Inc. (a)	21,005	431,653
Cognex Corp.	20,150	592,813
Coherent, Inc. (a)	13,542	611,286
Comverge, Inc. (a) (b)	13,720	94,805
CPI International, Inc. (a)	4,171	80,709
CTS Corp.	18,070	199,854
Daktronics, Inc.	18,513	294,727
DDi Corp.	7,397	86,989
DTS, Inc. (a)	9,298	456,067
Echelon Corp. (a) (b)	16,807	171,263
Electro Rent Corp. (b)	9,062	146,442
Electro Scientific Industries, Inc. (a)	15,327	245,692
Fabrinet	5,699	122,528
FARO Technologies, Inc. (a)	8,551	280,815
Gerber Scientific, Inc. (a)	14,024	110,369
Insight Enterprises, Inc. (a) (c)	25,231	332,040
IPG Photonics Corp. (a)	12,833	405,779
L-1 Identity Solutions, Inc. (a) (b)	39,842	474,518
Littelfuse, Inc. (a)	11,987	564,108
Maxwell Technologies, Inc.	14,377	271,582
Measurement Specialties, Inc. (a)	8,286	243,194
Mercury Computer Systems, Inc. (a)	12,071	221,865
Methode Electronics, Inc.	17,179	222,812
Microvision, Inc. (a) (b)	50,365	93,679
MTS Systems Corp.	8,022	300,504
Multi-Fineline Electronix, Inc. (a)	5,936	157,245
Newport Corp. (a)	20,202	350,909
OSI Systems, Inc. (a)	8,095	294,334
Park Electrochemical Corp.	10,569	317,070
Plexus Corp. (a) (c)	21,535	666,293
Power-One, Inc. (a) (b)	37,411	381,592
Pulse Electronics Corp.	23,824	126,744
RadiSys Corp. (a)	14,648	130,367

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Richardson Electronics, Ltd.	8,010	$93,637
Rofin-Sinar Technologies, Inc. (a)	13,961	494,778
Rogers Corp. (a)	8,965	342,911
Sanmina-SCI Corp. (a)	42,537	488,325
Scansource, Inc. (a)	14,516	463,060
SMART Modular Technologies (WWH), Inc. (a) (b)	28,440	163,814
Spectrum Control, Inc.	7,518	112,695
SYNNEX Corp. (a) (b)	11,066	345,259
TTM Technologies, Inc. (a)	43,645	650,747
Universal Display Corp. (a) (b)	15,332	469,926
X-Rite, Inc. (a) (b)	18,831	86,058
Zygo Corp. (a)	8,667	105,997

		15,151,388

Energy Equipment & Services—2.0%
Allis-Chalmers Energy, Inc. (a) (b)	20,008	141,857
Basic Energy Services, Inc. (a)	13,899	229,056
Bristow Group, Inc. (a)	19,244	911,203
Cal Dive International, Inc. (a)	50,687	287,395
CARBO Ceramics, Inc.	9,956	1,030,844
Complete Production Services, Inc. (a)	41,638	1,230,403
Dawson Geophysical Co. (a) (b)	5,124	163,456
Dril-Quip, Inc. (a)	18,160	1,411,395
Global Industries, Ltd. (a) (b)	57,999	401,933
Gulf Island Fabrication, Inc.	7,812	220,142
Gulfmark Offshore, Inc. (a) (b)	12,746	387,478
Helix Energy Solutions Group, Inc. (a)	55,982	679,622
Hercules Offshore, Inc. (a)	64,791	224,177
Hornbeck Offshore Services, Inc. (a)	13,379	279,354
ION Geophysical Corp. (a) (b)	62,558	530,492
Key Energy Services, Inc. (a)	66,057	857,420
Lufkin Industries, Inc.	15,658	976,903
Matrix Service Co. (a)	14,196	172,907
Natural Gas Services Group, Inc. (a)	6,643	125,619
Newpark Resources, Inc. (a) (b)	49,796	306,743
OYO Geospace Corp. (a) (b)	1,904	188,705
Parker Drilling Co. (a) (b)	67,607	308,964
PHI, Inc. (a) (b)	7,440	140,170
Pioneer Drilling Co. (a)	27,178	239,438
RPC, Inc. (b)	21,516	389,870
T-3 Energy Services, Inc. (a)	7,121	283,629
Tesco Corp. (a)	16,366	259,892
Tetra Technologies, Inc. (a)	39,068	463,737
Vantage Drilling Co. (a) (b)	69,113	140,299
Willbros Group, Inc. (a) (b)	25,879	254,132

		13,237,235

Food & Staples Retailing—0.8%
Casey’s General Stores, Inc.	20,162	857,087
Ingles Markets, Inc. (b)	7,334	140,813
Nash Finch Co. (b)	6,720	285,667
Pricesmart, Inc. (b)	8,493	322,989
Rite Aid Corp. (a)	301,244	266,059
Ruddick Corp.	22,698	836,194
Spartan Stores, Inc.	11,884	201,434

Security Description	Shares	Value*

Food & Staples Retailing—(Continued)
The Andersons, Inc.	10,396	$377,894
The Fresh Market, Inc. (a)	8,185	337,222
The Pantry, Inc. (a)	12,441	247,078
United Natural Foods, Inc. (a)	25,510	935,707
Village Super Market, Inc.	3,450	113,850
Weis Markets, Inc. (b)	6,205	250,248
Winn-Dixie Stores, Inc. (a) (b)	30,224	216,706

		5,388,948

Food Products—1.2%
B&G Foods, Inc.	26,426	362,829
Cal-Maine Foods, Inc. (b)	7,468	235,839
Calavo Growers, Inc. (b)	6,124	141,158
Chiquita Brands International, Inc. (a) (b)	24,259	340,111
Darling International, Inc. (a)	44,755	594,346
Diamond Foods, Inc.	11,994	637,841
Dole Food Co., Inc. (a)	20,253	273,618
Fresh Del Monte Produce, Inc. (a) (b)	20,008	499,200
Imperial Sugar Co. (b)	7,388	98,777
J&J Snack Foods Corp.	7,928	382,447
Lancaster Colony Corp. (b)	10,171	581,781
Limoneira Co. (b)	4,538	130,241
Pilgrim’s Pride Corp. (a)	26,640	188,878
Sanderson Farms, Inc. (b)	11,689	457,624
Seneca Foods Corp. (a) (b)	4,612	124,432
Smart Balance, Inc. (a)	35,186	152,355
Snyders-Lance, Inc.	13,979	327,668
Synutra International, Inc. (a) (b)	10,851	145,946
The Hain Celestial Group, Inc. (a) (b)	21,933	593,507
Tootsie Roll Industries, Inc. (b)	12,971	375,770
TreeHouse Foods, Inc. (a)	18,597	950,121

		7,594,489

Gas Utilities—1.1%
Chesapeake Utilities Corp.	4,668	193,815
New Jersey Resources Corp. (b)	21,933	945,531
Nicor, Inc. (b)	23,911	1,193,637
Northwest Natural Gas Co.	14,144	657,272
Piedmont Natural Gas Co. (b)	37,484	1,048,053
South Jersey Industries, Inc. (b)	15,904	840,049
Southwest Gas Corp.	23,934	877,660
The Laclede Group, Inc.	12,170	444,692
WGL Holdings, Inc.	26,917	962,821

		7,163,530

Health Care Equipment & Supplies—3.0%
Abaxis, Inc. (a)	12,234	328,483
ABIOMED, Inc. (a)	16,820	161,640
Accuray, Inc. (a) (b)	27,915	188,426
Align Technology, Inc. (a)	33,035	645,504
American Medical Systems Holdings, Inc. (a)	40,194	758,059
Analogic Corp.	7,574	374,989
Angiodynamics, Inc. (a)	13,423	206,312
ArthroCare Corp. (a)	14,508	450,618
Atrion Corp. (b)	718	128,852
Cantel Medical Corp.	5,839	136,633

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Conceptus, Inc. (a) (b)	16,733	$230,915
Conmed Corp. (a)	16,372	432,712
CryoLife, Inc. (a)	17,220	93,332
Cyberonics, Inc. (a)	14,235	441,570
Delcath Systems, Inc. (a) (b)	24,237	237,523
DexCom, Inc. (a)	31,512	430,139
Endologix, Inc. (a) (b)	26,953	192,714
Exactech, Inc. (a)	5,322	100,160
Greatbatch, Inc. (a) (b)	12,931	312,284
Haemonetics Corp. (a)	13,282	839,157
HeartWare International, Inc. (a)	5,043	441,616
ICU Medical, Inc. (a)	6,398	233,527
Immucor, Inc. (a)	36,100	715,863
Insulet Corp. (a)	23,395	362,622
Integra LifeSciences Holdings Corp. (a)	10,937	517,320
Invacare Corp. (b)	15,930	480,449
IRIS International, Inc. (a)	8,219	84,080
Kensey Nash Corp. (a) (b)	5,237	145,746
MAKO Surgical Corp. (a)	16,569	252,180
Masimo Corp. (a) (b)	27,014	785,297
Meridian Bioscience, Inc. (b)	22,552	522,304
Merit Medical Systems, Inc. (a)	15,410	243,940
Natus Medical, Inc. (a)	16,472	233,573
Neogen Corp. (a) (b)	11,989	491,909
NuVasive, Inc. (a) (b)	20,847	534,726
NxStage Medical, Inc. (a)	14,385	357,899
OraSure Technologies, Inc. (a) (b)	21,148	121,601
Orthofix International NV (a)	9,598	278,342
Orthovita, Inc. (a) (b)	38,802	77,992
Palomar Medical Technologies, Inc. (a) (b)	11,206	159,237
Quidel Corp. (a) (b)	10,503	151,768
RTI Biologics, Inc. (a) (b)	32,270	86,161
Sirona Dental Systems, Inc. (a)	17,965	750,578
Solta Medical, Inc. (a)	35,110	107,086
SonoSite, Inc. (a)	8,189	258,772
Spectranetics Corp. (a) (b)	19,030	98,195
St. Jude Medical, Inc. (a) (b)	2,181	93,240
Staar Surgical Co. (a)	19,419	118,456
STERIS Corp. (b)	31,719	1,156,475
SurModics, Inc. (a)	9,719	115,365
Symmetry Medical, Inc. (a)	21,060	194,805
Syneron Medical, Ltd. (a)	19,410	197,788
Synovis Life Technologies, Inc. (a)	6,702	107,969
TomoTherapy, Inc. (a)	28,520	102,957
Unilife Corp. (a) (b)	26,491	140,402
Vascular Solutions, Inc. (a) (b)	9,953	116,649
Volcano Corp. (a) (b)	26,540	724,807
West Pharmaceutical Services, Inc. (b)	18,062	744,154
Wright Medical Group, Inc. (a) (b)	20,976	325,757
Young Innovations, Inc. (b)	3,398	108,770
Zoll Medical Corp. (a)	11,905	443,223

		19,873,622

Health Care Providers & Services—2.9%
Accretive Health, Inc. (a) (b)	6,711	109,054
Air Methods Corp. (a) (b)	6,724	378,360

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Almost Family, Inc. (a) (b)	4,862	$186,798
Amedisys, Inc. (a) (b)	14,741	493,824
America Service Group, Inc.	5,143	77,865
American Dental Partners, Inc. (a) (b)	8,086	109,242
AMERIGROUP Corp. (a)	27,984	1,229,057
AMN Healthcare Services, Inc. (a) (b)	18,544	113,860
AmSurg Corp. (a)	17,693	370,668
Assisted Living Concepts, Inc. (a)	5,314	172,864
Bio-Reference Labs, Inc. (a) (b)	12,716	282,041
BioScrip, Inc. (a)	24,999	130,745
Capital Senior Living Corp. (a)	14,260	95,542
Catalyst Health Solutions, Inc. (a)	19,711	916,364
Centene Corp. (a)	26,880	681,139
Chemed Corp.	12,513	794,701
Chindex International, Inc. (a) (b)	6,872	113,319
Continucare Corp. (a)	17,040	79,747
Corvel Corp. (a)	3,920	189,532
Cross Country Healthcare, Inc. (a) (b)	16,639	140,932
Emeritus Corp. (a) (b)	10,668	210,266
ExamWorks Group, Inc. (a) (b)	6,660	123,077
Five Star Quality Care, Inc. (a)	18,607	131,552
Genoptix, Inc. (a)	9,765	185,730
Gentiva Health Services, Inc. (a)	16,117	428,712
Hanger Orthopedic Group, Inc. (a)	13,744	291,235
Healthsouth Corp. (a) (b)	48,887	1,012,450
Healthspring, Inc. (a)	31,150	826,410
Healthways, Inc. (a)	18,606	207,643
HMS Holdings Corp. (a)	14,553	942,598
IPC The Hospitalist Co., Inc. (a) (b)	9,377	365,797
Kindred Healthcare, Inc. (a)	22,687	416,760
Landauer, Inc. (b)	5,165	309,745
LHC Group, Inc. (a) (b)	8,340	250,200
Magellan Health Services, Inc. (a)	17,477	826,313
Medcath Corp. (a) (b)	11,258	157,049
Metropolitan Health Networks, Inc. (a)	20,550	91,859
Molina Healthcare, Inc. (a)	7,559	210,518
MWI Veterinary Supply, Inc. (a)	6,398	404,034
National Healthcare Corp. (b)	4,998	231,257
Owens & Minor, Inc.	33,804	994,852
PharMerica Corp. (a)	17,146	196,322
PSS World Medical, Inc. (a) (b)	29,493	666,542
RehabCare Group, Inc. (a)	13,861	328,506
Rural / Metro Corp. (a)	11,036	160,905
Select Medical Holdings Corp. (a)	27,397	200,272
Skilled Healthcare Group, Inc. (a)	11,426	102,605
Sun Healthcare Group, Inc. (a)	13,473	170,568
Sunrise Senior Living, Inc. (a)	28,669	156,246
Team Health Holdings, Inc. (a)	8,808	136,876
The Ensign Group, Inc.	7,894	196,324
The Providence Service Corp. (a)	7,703	123,787
Triple-S Management Corp. (a)	12,074	230,372
U.S. Physical Therapy, Inc. (a)	5,411	107,246
Universal American Corp. (a)	16,141	330,083
WellCare Health Plans, Inc. (a)	22,292	673,664

		19,064,029

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Technology—0.5%
athenahealth, Inc. (a)	17,892	$733,214
Computer Programs & Systems, Inc. (b)	5,856	274,295
MedAssets, Inc. (a)	22,738	459,080
Medidata Solutions, Inc. (a)	10,191	243,361
Merge Healthcare, Inc. (a)	29,111	108,584
Omnicell, Inc. (a)	16,926	244,581
Quality Systems, Inc. (b)	10,134	707,556
Transcend Services, Inc. (a)	5,227	102,397
Vital Images, Inc. (a)	8,366	116,957

		2,990,025

Hotels, Restaurants & Leisure—2.4%
AFC Enterprises, Inc. (a)	12,648	175,807
Ambassadors Group, Inc. (b)	11,473	131,940
Ameristar Casinos, Inc.	14,216	222,196
Biglari Holdings, Inc. (a) (b)	786	322,425
BJ’s Restaurants, Inc. (a)	12,261	434,407
Bob Evans Farms, Inc. (b)	16,481	543,214
Boyd Gaming Corp. (a)	29,447	312,138
Bravo Brio Restaurant Group, Inc. (a)	6,559	125,736
Buffalo Wild Wings, Inc. (a)	10,005	438,719
California Pizza Kitchen, Inc. (a)	11,398	196,957
CEC Entertainment, Inc. (a)	10,229	397,192
Churchill Downs, Inc. (b)	6,259	271,641
Cracker Barrel Old Country Store, Inc.	12,444	681,558
Denny’s Corp. (a)	50,069	179,247
DineEquity, Inc. (a)	9,699	478,937
Domino’s Pizza, Inc. (a)	20,990	334,790
Gaylord Entertainment Co. (a)	18,601	668,520
Interval Leisure Group, Inc. (a)	21,655	349,512
Isle of Capri Casinos, Inc. (a) (b)	9,291	94,954
Jack in the Box, Inc. (a)	29,254	618,137
Jamba, Inc. (a)	34,588	78,515
Krispy Kreme Doughnuts, Inc. (a) (b)	34,392	240,056
Life Time Fitness, Inc. (a)	22,079	905,018
Marcus Corp.	11,702	155,286
McCormick & Schmick’s Seafood Restaurants, Inc. (a)	8,914	81,028
Morgans Hotel Group Co. (a)	13,101	118,826
Multimedia Games, Inc. (a)	16,319	91,060
O’Charleys, Inc. (a) (b)	10,597	76,298
Orient-Express Hotels, Ltd. (Class A) (a) (b)	54,371	706,279
P.F. Chang’s China Bistro, Inc. (a)	12,202	591,309
Papa John’s International, Inc. (a)	11,624	321,985
Peet’s Coffee & Tea, Inc. (a) (b)	6,310	263,379
Pinnacle Entertainment, Inc. (a)	33,689	472,320
Red Robin Gourmet Burgers, Inc. (a) (b)	8,813	189,215
Ruby Tuesday, Inc. (a) (b)	34,631	452,281
Ruth’s Hospitality Group, Inc. (a)	17,912	82,933
Scientific Games Corp. (a)	35,321	351,797
Shuffle Master, Inc. (a)	29,393	336,550
Sonic Corp. (a) (b)	33,333	337,330
Speedway Motorsports, Inc. (b)	7,078	108,435
Texas Roadhouse, Inc. (a) (b)	31,112	534,193
The Cheesecake Factory, Inc. (a) (b)	32,404	993,507
Vail Resorts, Inc. (a) (b)	19,490	1,014,260

		15,479,887

Security Description	Shares	Value*

Household Durables—0.7%
American Greetings Corp. (b)	20,889	$462,900
Beazer Homes USA, Inc. (a) (b)	35,270	190,105
Blyth, Inc. (b)	3,322	114,542
Cavco Industries, Inc. (a) (b)	3,010	140,537
CSS Industries, Inc. (b)	4,704	96,949
Ethan Allen Interiors, Inc.	12,417	248,464
Furniture Brands International, Inc. (a) (b)	26,243	134,889
Helen of Troy, Ltd. (a)	16,936	503,677
Hooker Furniture Corp. (b)	6,384	90,206
Hovnanian Enterprises, Inc. (a) (b)	29,652	121,277
iRobot Corp. (a)	11,340	282,139
La-Z-Boy, Inc. (a) (b)	26,643	240,320
Libbey, Inc. (a)	9,116	141,024
M/I Homes, Inc. (a) (b)	8,667	133,298
Meritage Homes Corp. (a) (b)	17,293	383,905
National Presto Industries, Inc.	2,572	334,386
Ryland Group, Inc. (b)	23,729	404,105
Sealy Corp. (a) (b)	27,199	79,421
Skyline Corp. (b)	3,786	98,739
Standard Pacific Corp. (a) (b)	57,653	265,204
Universal Electronics, Inc. (a)	7,461	211,669

		4,677,756

Household Products—0.2%
Central Garden & Pet Co. (a)	30,358	299,937
Spectrum Brands Holdings, Inc. (a) (b)	9,828	306,339
WD-40 Co.	8,908	358,814

		965,090

Independent Power Producers & Energy Traders—0.0%
Dynegy, Inc. (a) (b)	54,768	307,796

Industrial Conglomerates—0.2%
Otter Tail Corp. (b)	19,686	443,722
Raven Industries, Inc.	7,610	362,921
Seaboard Corp.	186	370,326
Standex International Corp.	5,220	156,130
Tredegar Corp. (b)	13,367	259,053

		1,592,152

Insurance—2.5%
Alterra Capital Holdings, Ltd.	51,541	1,115,347
American Equity Investment Life Holding Co.	31,130	390,681
American Safety Insurance Holdings Ltd. (a) (b)	5,779	123,555
AMERISAFE, Inc. (a)	8,753	153,178
Amtrust Financial Services, Inc. (b)	12,119	212,083
Argo Group International Holdings, Ltd.	16,486	617,401
Baldwin & Lyons, Inc. (Class B) (b)	4,133	97,249
Citizens, Inc. (a) (b)	22,172	165,181
CNA Surety Corp. (a) (b)	9,923	234,977
CNO Financial Group, Inc. (a)	119,099	807,491
Delphi Financial Group, Inc.	24,752	713,848
Donegal Group, Inc. (b)	4,891	70,822

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
eHealth, Inc. (a) (b)	9,727	$138,026
Employers Holdings, Inc.	20,298	354,809
Enstar Group, Ltd. (a)	3,132	264,905
FBL Financial Group, Inc.	7,338	210,380
First American Financial Corp.	55,676	831,799
First Mercury Financial Corp.	6,421	105,304
Flagstone Reinsurance Holdings S.A.	28,130	354,438
FPIC Insurance Group, Inc. (a) (b)	4,519	167,022
Global Indemnity plc (a)	6,226	127,322
Greenlight Capital Re, Ltd. (a) (b)	15,207	407,700
Harleysville Group, Inc.	6,735	247,444
Hilltop Holdings, Inc. (a) (b)	23,109	229,241
Horace Mann Educators Corp. (b)	21,022	379,237
Infinity Property & Casualty Corp.	6,826	421,847
Kansas City Life Insurance Co. (b)	2,583	85,316
Maiden Holdings, Ltd.	26,833	210,907
Meadowbrook Insurance Group, Inc.	26,872	275,438
Montpelier Re Holdings, Ltd.	34,437	686,674
National Financial Partners Corp. (a)	22,843	306,096
National Interstate Corp.	4,305	92,127
National Western Life Insurance Co. (b)	1,212	202,065
Platinum Underwriters Holdings, Ltd. (b)	21,965	987,766
Presidential Life Corp.	9,602	95,348
Primerica, Inc. (a)	15,229	369,303
ProAssurance Corp. (a)	15,799	957,419
RLI Corp. (b)	9,393	493,790
Safety Insurance Group, Inc.	6,815	324,190
SeaBright Holdings, Inc. (b)	12,481	115,075
Selective Insurance Group, Inc.	28,514	517,529
State Auto Financial Corp.	7,940	138,315
Stewart Information Services Corp. (b)	9,368	108,013
The Navigators Group, Inc. (a)	6,080	306,128
The Phoenix Cos., Inc. (a) (b)	66,674	169,352
Tower Group, Inc.	19,158	490,062
United Fire & Casualty Co. (b)	12,454	277,973

		16,150,173

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	6,605	376,881
Drugstore.com, Inc. (a) (b)	46,109	101,901
HSN, Inc. (a)	20,930	641,295
NutriSystem, Inc.	14,262	299,930
Overstock.com, Inc. (a) (b)	8,775	144,612
PetMed Express, Inc.	13,291	236,713
Shutterfly, Inc. (a)	14,588	511,018

		2,312,350

Internet Software & Services—2.0%
Ancestry.com, Inc. (a)	10,227	289,629
Art Technology Group, Inc. (a)	86,677	518,328
comScore, Inc. (a)	11,964	266,917
Constant Contact, Inc. (a) (b)	15,503	480,438
DealerTrack Holdings, Inc. (a)	21,632	434,154
Dice Holdings, Inc. (a)	9,658	138,592
Digital River, Inc. (a)	20,871	718,380
EarthLink, Inc. (b)	54,678	470,231

Security Description	Shares	Value*

Internet Software & Services—(Continued)
GSI Commerce, Inc. (a) (b)	35,366	$820,491
Infospace, Inc. (a)	19,526	162,066
Internap Network Services Corp. (a)	29,790	181,123
Internet Capital Group, Inc. (a)	20,148	286,505
IntraLinks Holdings, Inc. (a)	6,095	114,037
j2 Global Communications, Inc. (a) (b)	23,846	690,342
Keynote Systems, Inc.	4,286	62,661
KIT Digital, Inc. (a) (b)	15,501	248,636
Limelight Networks, Inc. (a) (b)	25,204	146,435
Liquidity Services, Inc. (a)	6,288	88,346
LivePerson, Inc. (a)	24,433	276,093
LogMeIn, Inc. (a)	8,120	360,041
LoopNet, Inc. (a) (b)	11,402	126,676
Marchex, Inc. (b)	11,466	109,386
ModusLink Global Solutions, Inc. (a)	26,440	177,148
Move, Inc. (a) (b)	87,261	224,261
NIC, Inc. (a)	29,096	282,522
OpenTable, Inc. (a)	8,487	598,164
Openwave Systems, Inc. (a)	47,217	100,100
Perficient, Inc. (a)	13,045	163,063
QuinStreet, Inc. (a) (b)	5,927	113,858
Rackspace Hosting, Inc. (a) (b)	49,632	1,558,941
RealNetworks, Inc. (a)	46,472	195,182
Saba Software, Inc. (a)	14,832	90,772
SAVVIS, Inc. (a)	20,558	524,640
Stamps.com, Inc. (a)	6,299	83,462
support.com, Inc. (a)	26,739	173,269
Terremark Worldwide, Inc. (a) (b)	29,552	382,698
The Knot, Inc. (a)	17,057	168,523
Travelzoo, Inc. (a)	3,351	138,128
United Online, Inc.	48,001	316,807
ValueClick, Inc. (a)	40,377	647,243
Vocus, Inc. (a) (b)	9,249	255,827
Zix Corp. (a)	36,710	156,752

		13,340,867

IT Services—1.7%
Acxiom Corp. (a) (b)	37,198	637,946
CACI International, Inc. (a) (c)	16,174	863,692
Cass Information Systems, Inc.	4,901	185,944
Ciber, Inc. (a) (b)	32,578	152,465
Computer Task Group, Inc. (a)	8,399	91,381
CSG Systems International, Inc. (a)	18,310	346,791
Euronet Worldwide, Inc. (a) (b)	26,285	458,410
ExlService Holdings, Inc. (a)	8,515	182,902
Forrester Research, Inc. (a)	7,965	281,085
Global Cash Access Holdings, Inc. (a)	27,402	87,412
Heartland Payment Systems, Inc. (b)	20,734	319,718
iGate Corp.	13,393	263,976
Integral Systems, Inc. (a) (b)	7,422	73,552
Lionbridge Technologies, Inc. (a)	32,603	120,305
Mantech International Corp. (a)	11,294	466,781
MAXIMUS, Inc.	8,969	588,187
MoneyGram International, Inc. (a) (b)	48,126	130,421
NCI, Inc. (a)	2,964	68,142
Online Resources Corp. (a)	15,604	72,559

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
RightNow Technologies, Inc. (a)	10,316	$244,180
Sapient Corp. (a)	55,175	667,618
SRA International, Inc. (a)	22,999	470,330
Syntel, Inc.	7,112	339,883
TeleTech Holdings, Inc. (a)	16,260	334,793
TNS, Inc. (a)	13,622	283,338
Unisys Corp. (a)	21,361	553,036
VeriFone Systems, Inc. (a) (b)	43,990	1,696,254
Virtusa Corp. (a)	7,925	129,653
Wright Express Corp. (a)	20,803	956,938

		11,067,692

Leisure Equipment & Products—0.7%
Arctic Cat, Inc. (a)	6,783	99,303
Brunswick Corp. (b)	46,462	870,698
Callaway Golf Co. (b)	35,357	285,331
Eastman Kodak Co. (a)	143,235	767,740
Jakks Pacific, Inc. (a)	15,310	278,948
Leapfrog Enterprises, Inc. (a)	20,865	115,801
Polaris Industries, Inc.	16,330	1,274,066
Pool Corp.	26,816	604,433
RC2 Corp. (a)	10,877	236,792
Smith & Wesson Holding Corp. (a)	32,012	119,725
Sturm Ruger & Co., Inc.	11,619	177,654

		4,830,491

Life Sciences Tools & Services—0.7%
Accelrys, Inc. (a) (b)	31,619	262,438
Affymetrix, Inc. (a) (b) (c)	41,239	207,432
Albany Molecular Research, Inc. (a)	13,735	77,191
Bruker Corp. (a)	39,047	648,180
Caliper Life Sciences, Inc. (a)	24,948	158,170
Cambrex Corp. (a)	17,134	88,583
Dionex Corp. (a)	9,457	1,116,021
Enzo Biochem, Inc. (a) (b)	20,237	106,851
eResearch Technology, Inc. (a)	26,533	195,018
Kendle International, Inc. (a)	8,850	96,376
Luminex Corp. (a) (b)	19,724	360,555
Pacific Biosciences of California, Inc. (a)	8,584	136,571
Parexel International Corp. (a)	31,915	677,555
Sequenom, Inc. (a)	49,580	397,632

		4,528,573

Machinery—3.1%
3D Systems Corp. (a) (b)	9,909	312,034
Actuant Corp.	36,285	965,907
Alamo Group, Inc.	3,532	98,260
Albany International Corp.	15,229	360,775
Altra Holdings, Inc. (a)	12,180	241,895
American Railcar Industries, Inc. (a)	5,478	121,228
AMPCO-Pittsburgh Corp.	5,636	158,090
ArvinMeritor, Inc. (a) (b)	48,157	988,182
Astec Industries, Inc. (a) (b)	10,213	331,003
Badger Meter, Inc.	8,245	364,594
Barnes Group, Inc. (b)	25,349	523,964

Security Description	Shares	Value*

Machinery—(Continued)
Blount International, Inc. (a)	25,829	$407,065
Briggs & Stratton Corp. (b)	26,533	522,435
Cascade Corp. (b)	5,291	250,158
Chart Industries, Inc. (a)	15,115	510,585
CIRCOR International, Inc. (b)	9,435	398,912
CLARCOR, Inc.	26,709	1,145,549
Colfax Corp. (a) (b)	12,735	234,451
Columbus McKinnon Corp. (a) (b)	11,301	229,636
Commercial Vehicle Group, Inc. (a)	13,330	216,613
Douglas Dynamics, Inc. (a)	6,420	97,263
Dynamic Materials Corp. (b)	7,259	163,836
Energy Recovery, Inc. (a) (b)	19,728	72,204
EnPro Industries, Inc. (a) (b)	9,870	410,197
ESCO Technologies, Inc. (b)	14,512	549,134
Federal Signal Corp.	34,181	234,482
Flow International Corp. (a) (b)	27,290	111,616
Force Protection, Inc. (a)	28,674	157,994
FreightCar America, Inc. (b)	7,047	203,940
Graham Corp. (b)	3,365	67,300
Greenbrier Cos., Inc. (a)	10,368	217,624
John Bean Technologies Corp.	12,683	255,309
Kadant, Inc. (a)	6,825	160,865
Kaydon Corp.	17,495	712,396
LB Foster Co. (a) (b)	5,476	224,187
Lindsay Corp.	6,769	402,282
Lydall, Inc. (a)	9,530	76,717
Met-Pro Corp. (b)	8,159	96,358
Middleby Corp. (a)	8,949	755,475
Miller Industries, Inc.	6,185	88,013
Mueller Industries, Inc.	19,895	650,566
Mueller Water Products, Inc.	86,085	358,974
NACCO Industries, Inc.	3,117	337,789
Nordson Corp. (b)	17,937	1,648,052
PMFG, Inc. (a)	7,970	130,708
RBC Bearings, Inc. (a)	12,081	472,125
Robbins & Myers, Inc.	14,476	517,951
Sauer-Danfoss, Inc. (a)	6,354	179,501
Sun Hydraulics Corp. (b)	7,039	266,074
Tecumseh Products Co. (Class A) (a) (b)	10,819	141,188
Tennant Co. (b)	10,316	396,238
The Gorman-Rupp Co.	5,700	184,224
Titan International, Inc.	19,570	382,398
Trimas Corp. (a)	8,765	179,332
Twin Disc, Inc.	4,666	139,327
Wabash National Corp. (a)	36,570	433,354
Watts Water Technologies, Inc. (b)	15,683	573,841

		20,430,170

Marine—0.1%
Baltic Trading, Ltd. (a)	8,982	91,706
Eagle Bulk Shipping, Inc. (a) (b)	35,638	177,477
Excel Maritime Carriers, Ltd. (a) (b)	21,810	122,790
Genco Shipping & Trading, Ltd. (a) (b)	14,851	213,855
Horizon Lines, Inc. (b)	18,475	80,736
International Shipholding Corp. (b)	3,127	79,426
Ultrapetrol Bahamas, Ltd. (a) (b)	12,345	79,378

		845,368

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Media—1.1%
AH Belo Corp. (a)	10,586	$92,098
Arbitron, Inc. (b)	13,434	557,780
Ascent Media Corp. (a)	6,444	249,769
Belo Corp.	47,497	336,279
Cinemark Holdings, Inc. (b)	30,793	530,871
CKX, Inc. (a) (b)	34,449	138,829
Dex One Corp. (a)	26,952	201,062
Entercom Communications Corp. (a)	13,203	152,891
EW Scripps Co. (a) (b)	16,943	171,971
Fisher Communications, Inc. (a)	3,857	84,083
Global Sources, Ltd. (a)	6,677	63,565
Harte-Hanks, Inc.	21,249	271,350
Journal Communications, Inc. (a)	24,659	124,528
Knology, Inc. (a)	16,629	259,911
LIN TV Corp. (a)	16,691	88,462
Lions Gate Entertainment Corp. (a) (b)	37,184	242,068
Live Nation Entertainment, Inc. (a)	70,509	805,213
McClatchy Co. (a) (b)	33,488	156,389
Mediacom Communications Corp. (a) (b)	23,034	194,868
National CineMedia, Inc. (b)	28,435	566,141
Rentrak Corp. (a)	5,237	157,948
Scholastic Corp.	16,524	488,119
Sinclair Broadcast Group, Inc. (a)	25,619	209,563
Valassis Communications, Inc. (a)	26,745	865,201
Warner Music Group Corp. (a)	25,181	141,769
World Wrestling Entertainment, Inc. (b)	13,534	192,724

		7,343,452

Metals & Mining—1.9%
A.M. Castle & Co. (a)	9,250	170,293
Allied Nevada Gold Corp. (a)	40,178	1,057,083
AMCOL International Corp. (b)	12,772	395,932
Brush Engineered Material, Inc. (a)	11,324	437,559
Capital Gold Corp. (a)	33,607	170,388
Century Aluminum Co. (a) (b)	34,127	529,992
Coeur d’Alene Mines Corp. (a)	46,662	1,274,806
General Moly, Inc. (a)	29,089	188,497
Globe Specialty Metals, Inc. (a)	33,146	566,465
Golden Star Resources, Ltd. (a)	138,555	635,967
Haynes International, Inc. (b)	6,653	278,295
Hecla Mining Co. (a) (b)	136,934	1,541,877
Horsehead Holding Corp. (a)	24,392	318,072
Jaguar Mining, Inc. (a)	45,331	323,210
Kaiser Aluminum Corp. (b)	8,234	412,441
Metals USA Holdings Corp. (a)	6,366	97,018
Molycorp, Inc. (a) (b)	13,756	686,424
Noranda Aluminum Holding Corp. (a)	7,644	111,602
Olympic Steel, Inc. (b)	4,257	122,091
RTI International Metals, Inc. (a)	16,034	432,597
Stillwater Mining Co. (a)	24,113	514,813
Thompson Creek Metals Co., Inc. (a)	86,374	1,271,425
U.S. Energy Corp. Wyoming (a)	15,298	93,012
U.S. Gold Corp. (a)	48,524	391,589
Universal Stainless & Alloy (a)	4,303	134,598
Worthington Industries, Inc. (b)	28,285	520,444

		12,676,490

Security Description	Shares	Value*

Multi-Utilities—0.3%
Avista Corp.	28,878	$650,333
Black Hills Corp. (b)	20,699	620,970
CH Energy Group, Inc.	8,361	408,769
NorthWestern Corp.	19,221	554,141

		2,234,213

Multiline Retail—0.4%
99 Cents Only Stores (a)	24,845	396,029
Dillard’s, Inc.	20,445	775,683
Fred’s, Inc.	22,557	310,384
Retail Ventures, Inc. (a)	12,699	206,994
Saks, Inc. (a) (b)	69,952	748,487
The Bon-Ton Stores, Inc. (a) (b)	7,041	89,139
Tuesday Morning Corp. (a)	17,958	94,818

		2,621,534

Oil, Gas & Consumable Fuels—4.1%
Abraxas Petroleum Corp. (a)	36,913	168,692
Amyris, Inc. (a)	3,591	95,808
Apco Oil & Gas International, Inc. (b)	4,381	251,907
Approach Resources, Inc. (a)	9,398	217,094
ATP Oil & Gas Corp. (a) (b)	22,288	373,101
Berry Petroleum Co. (b)	27,063	1,182,653
Bill Barrett Corp. (a) (b)	24,562	1,010,235
BPZ Resources, Inc. (a) (b)	51,873	246,915
Brigham Exploration Co. (a)	60,295	1,642,436
Callon Petroleum Co. (a)	15,843	93,791
CAMAC Energy, Inc. (a) (b)	26,143	52,025
Carrizo Oil & Gas, Inc. (a)	16,419	566,291
Cheniere Energy, Inc. (a) (b)	25,805	142,444
Clayton Williams Energy, Inc. (a)	2,747	230,666
Clean Energy Fuels Corp. (a)	24,379	337,405
Cloud Peak Energy, Inc. (a)	17,360	403,273
Contango Oil & Gas Co. (a) (b)	6,514	377,356
Crosstex Energy, Inc. (a)	21,727	192,501
CVR Energy, Inc. (a)	18,290	277,642
Delta Petroleum Corp. (a) (b)	102,149	77,633
DHT Holdings, Inc.	25,976	120,788
Endeavour International Corp. (a) (b)	8,893	122,723
Energy Partners, Ltd. (a)	15,648	232,529
Energy XXI Bermuda, Ltd. (a)	36,331	1,005,279
FX Energy, Inc. (a)	25,184	154,882
Gastar Exploration, Ltd. (a)	23,388	100,568
General Maritime Corp. (b)	42,564	138,333
GeoResources, Inc. (a)	7,274	161,556
GMX Resources, Inc. (a)	17,696	97,682
Golar LNG, Ltd. (a)	19,685	295,472
Goodrich Petroleum Corp. (a)	13,200	232,848
Green Plains Renewable Energy, Inc. (a) (b)	8,803	99,122
Gulfport Energy Corp. (a)	14,436	312,539
Harvest Natural Resources, Inc. (a)	18,713	227,737
Houston American Energy Corp. (b)	9,855	178,277
International Coal Group, Inc. (a) (b)	66,210	512,465
James River Coal Co. (a)	16,011	405,559
Knightbridge Tankers, Ltd. (b)	13,090	291,514
Kodiak Oil & Gas Corp. (a)	95,781	632,155

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
L&L Energy, Inc. (a) (b)	17,782	$192,046
Magnum Hunter Resources Corp. (a) (b)	26,430	190,296
McMoRan Exploration Co. (a) (b)	50,349	862,982
Nordic American Tanker Shipping (b)	25,095	652,972
Northern Oil & Gas, Inc. (a)	28,427	773,499
Oasis Petroleum, Inc. (a) (b)	25,717	697,445
Overseas Shipholding Group, Inc.	13,705	485,431
Panhandle Oil & Gas, Inc. (b)	3,017	82,726
Patriot Coal Corp. (a) (b)	39,802	770,965
Penn Virginia Corp. (b)	25,144	422,922
Petroleum Development Corp. (a)	12,396	523,235
PetroQuest Energy, Inc. (a) (b)	28,823	217,037
Rentech, Inc. (a)	119,980	146,376
Resolute Energy Corp. (a)	20,475	302,211
Rex Energy Corp. (a) (b)	15,766	215,206
Rosetta Resources, Inc. (a)	28,068	1,056,479
Scorpio Tankers, Inc. (a)	7,179	72,580
Ship Finance International, Ltd. (b)	23,811	512,413
Stone Energy Corp. (a)	22,666	505,225
Swift Energy Co. (a)	22,073	864,158
Syntroleum Corp. (a) (b)	31,009	57,367
Teekay Tankers, Ltd. (b)	17,338	213,951
TransAtlantic Petroleum, Ltd. (a)	79,311	264,106
Uranium Energy Corp. (a) (b)	28,977	175,021
USEC, Inc. (a) (b)	63,922	384,810
Vaalco Energy, Inc. (a)	27,127	194,229
Venoco, Inc. (a) (b)	11,262	207,784
W&T Offshore, Inc.	20,128	359,687
Warren Resources, Inc. (a) (b)	41,839	189,112
Western Refining, Inc. (a)	30,658	324,362
World Fuel Services Corp. (b)	36,591	1,323,131

		26,501,660

Paper & Forest Products—0.5%
Buckeye Technologies, Inc. (a)	21,132	443,983
Clearwater Paper Corp. (a)	6,376	499,241
Deltic Timber Corp. (b)	6,001	338,096
KapStone Paper & Packaging Corp. (a)	18,787	287,441
Louisiana-Pacific Corp. (a) (b)	63,002	595,999
Neenah Paper, Inc.	9,191	180,879
PH Glatfelter Co.	25,902	317,818
Schweitzer-Mauduit International, Inc. (b)	9,861	620,454
Wausau Paper Corp. (a)	26,808	230,817

		3,514,728

Personal Products—0.3%
Elizabeth Arden, Inc. (a)	13,201	303,755
Inter Parfums, Inc.	8,191	154,400
Medifast, Inc. (a)	7,275	210,102
Nu Skin Enterprises, Inc.	25,826	781,495
Nutraceutical International Corp. (a)	5,351	75,931
Prestige Brands Holdings, Inc. (a)	22,933	274,050
USANA Health Sciences, Inc. (a)	3,383	146,991

		1,946,724

Security Description	Shares	Value*

Pharmaceuticals—1.5%
Akorn, Inc. (a)	33,137	$201,142
Ardea Biosciences, Inc. (a) (b)	7,302	189,852
Auxilium Pharmaceuticals, Inc. (a) (b)	22,407	472,788
AVANIR Pharmaceuticals, Inc. (a) (b)	51,071	208,370
BioMimetic Therapeutics, Inc. (a)	10,287	130,645
BMP Sunstone Corp. (a) (b)	13,628	135,054
Cadence Pharmaceuticals, Inc. (a) (b)	14,478	109,309
Cypress Bioscience, Inc. (a) (b)	22,254	144,206
Depomed, Inc. (a)	31,001	197,166
Durect Corp., Inc. (a) (b)	50,339	173,670
Eurand NV (a)	10,204	120,713
Hi-Tech Pharmacal Co., Inc. (a)	5,015	125,124
Impax Laboratories, Inc. (a)	33,499	673,665
Inspire Pharmaceuticals, Inc. (a)	31,755	266,742
Jazz Pharmaceuticals, Inc. (a)	8,518	167,634
MAP Pharmaceuticals, Inc. (a)	7,707	129,015
Medicis Pharmaceutical Corp.	31,354	839,974
Nektar Therapeutics (a) (b)	52,134	669,922
Obagi Medical Products, Inc. (a)	10,682	123,377
Optimer Pharmaceuticals, Inc. (a) (b)	18,035	203,976
Pain Therapeutics, Inc. (a) (b)	19,603	132,320
Par Pharmaceutical Cos., Inc. (a)	17,938	690,792
Pozen, Inc. (a)	15,141	100,688
Questcor Pharmaceuticals, Inc. (a)	30,322	446,643
Salix Pharmaceuticals, Ltd. (a)	30,489	1,431,763
Santarus, Inc. (a) (b)	31,685	103,610
SuperGen, Inc. (a)	34,833	91,262
The Medicines Co. (a)	29,350	414,716
ViroPharma, Inc. (a)	39,746	688,401
Vivus, Inc. (a) (b)	45,158	423,130
XenoPort, Inc. (a) (b)	15,289	130,262

		9,935,931

Professional Services—1.2%
Acacia Research Corp. (a)	18,592	482,276
Administaff, Inc.	12,162	356,347
Barrett Business Services, Inc.	4,578	71,188
CBIZ, Inc. (a)	14,570	90,917
CDI Corp.	7,746	143,998
CoStar Group, Inc. (a) (b)	10,878	626,138
CRA International, Inc. (a)	6,362	149,571
Exponent, Inc. (a)	7,795	292,546
GP Strategies Corp. (a)	8,646	88,535
Heidrick & Struggles International, Inc. (b)	9,634	276,014
Hill International, Inc. (a)	14,999	97,043
Hudson Highland Group, Inc. (a)	18,749	109,307
Huron Consulting Group, Inc. (a) (b)	12,415	328,377
ICF International, Inc. (a)	9,403	241,845
Kelly Services, Inc. (Class A) (a)	14,944	280,947
Kforce, Inc. (a)	16,944	274,154
Korn/Ferry International (a)	24,691	570,609
Mistras Group, Inc. (a)	5,921	79,815
Navigant Consulting, Inc. (a)	27,414	252,209
On Assignment, Inc. (a)	20,637	168,192
Resources Connection, Inc. (a)	25,492	473,896
School Specialty, Inc. (a) (b)	10,285	143,270

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—(Continued)
SFN Group, Inc. (a)	30,053	$293,317
The Advisory Board Co. (a)	8,403	400,235
The Corporate Executive Board Co. (b)	17,021	639,138
The Dolan Co. (a)	17,796	247,720
TrueBlue, Inc. (a)	23,593	424,438
VSE Corp.	1,728	57,059

		7,659,101

Real Estate Investment Trusts—6.9%
Acadia Realty Trust	22,237	405,603
Agree Realty Corp.	4,326	113,298
Alexander’s, Inc. (b)	1,140	469,999
American Campus Communities, Inc. (b)	34,768	1,104,232
American Capital Agency Corp. (b)	26,738	768,450
Anworth Mortgage Asset Corp.	63,740	446,180
Apollo Commercial Real Estate Finance, Inc.	9,565	156,388
Ashford Hospitality Trust, Inc. (a)	22,036	212,647
Associated Estates Realty Corp.	22,128	338,337
BioMed Realty Trust, Inc.	69,141	1,289,480
CapLease, Inc. (b)	32,653	190,040
Capstead Mortgage Corp.	33,361	420,015
CBL & Associates Properties, Inc.	70,605	1,235,587
Cedar Shopping Centers, Inc.	29,807	187,486
Chatham Lodging Trust	4,812	83,007
Chesapeake Lodging Trust	8,143	153,170
Cogdell Spencer, Inc.	23,520	136,416
Colonial Properties Trust	41,143	742,631
Colony Financial, Inc.	8,329	166,747
Cousins Properties, Inc.	48,936	408,126
CreXus Investment Corp.	8,072	105,743
Cypress Sharpridge Investments, Inc.	26,707	344,787
DCT Industrial Trust, Inc. (b)	112,303	596,329
DiamondRock Hospitality Co. (a)	82,681	992,172
DuPont Fabros Technology, Inc. (b)	21,109	448,988
Dynex Capital, Inc. (b)	11,221	122,533
EastGroup Properties, Inc.	14,252	603,145
Education Realty Trust, Inc.	32,945	255,983
Entertainment Properties Trust	24,047	1,112,174
Equity Lifestyle Properties, Inc. (b)	14,021	784,195
Equity One, Inc.	19,728	358,655
Excel Trust, Inc. (b)	8,345	100,975
Extra Space Storage, Inc.	46,002	800,435
FelCor Lodging Trust, Inc. (a)	52,295	368,157
First Industrial Realty Trust, Inc. (a) (b)	30,805	269,852
First Potomac Realty Trust	26,546	446,504
Franklin Street Properties Corp.	37,474	534,004
Getty Realty Corp. (b)	11,528	360,596
Gladstone Commercial Corp. (b)	5,368	101,079
Glimcher Realty Trust	45,744	384,250
Government Properties Income Trust	14,771	395,715
Hatteras Financial Corp. (b)	24,496	741,494
Healthcare Realty Trust, Inc.	32,901	696,514
Hersha Hospitality Trust	71,668	473,009
Highwoods Properties, Inc. (b)	37,145	1,183,068
Home Properties, Inc.	19,975	1,108,413
Hudson Pacific Properties, Inc.	8,070	121,454

Security Description	Shares	Value*

Real Estate Investment Trusts—(continued)
Inland Real Estate Corp. (b)	40,919	$360,087
Invesco Mortgage Capital, Inc. (b)	21,204	463,095
Investors Real Estate Trust	41,174	369,331
iStar Financial, Inc. (a) (b)	52,223	408,384
Kilroy Realty Corp. (b)	28,665	1,045,413
Kite Realty Group Trust	26,867	145,350
LaSalle Hotel Properties	37,227	982,793
Lexington Realty Trust (b)	49,377	392,547
LTC Properties, Inc.	13,085	367,427
Medical Properties Trust, Inc.	58,991	638,873
MFA Financial, Inc.	148,476	1,211,564
Mid-America Apartment Communities, Inc.	17,475	1,109,488
Monmouth Real Estate Investment Corp. (b)	13,822	117,487
National Health Investors, Inc. (b)	12,867	579,272
National Retail Properties, Inc.	44,583	1,181,449
Newcastle Investment Corp. (a)	34,451	230,822
NorthStar Realty Finance Corp.	36,462	173,195
Omega Healthcare Investors, Inc.	51,829	1,163,043
One Liberty Properties, Inc.	4,761	79,509
Parkway Properties, Inc.	12,421	217,616
Pebblebrook Hotel Trust	18,431	374,518
Pennsylvania Real Estate Investment Trust	29,782	432,732
Pennymac Mortgage Investment Trust (b)	9,183	166,671
Post Properties, Inc.	26,016	944,381
Potlatch Corp. (b)	21,362	695,333
PS Business Parks, Inc.	10,027	558,704
RAIT Financial Trust (a)	45,448	99,531
Ramco-Gershenson Properties Trust	18,052	224,747
Redwood Trust, Inc.	38,128	569,251
Resource Capital Corp.	24,090	177,784
Retail Opportunity Investments Corp.	22,775	225,700
Sabra Healthcare REIT, Inc.	13,473	247,903
Saul Centers, Inc.	3,460	163,831
Sovran Self Storage, Inc.	14,738	542,506
Starwood Property Trust, Inc.	26,073	560,048
Strategic Hotels & Resorts, Inc. (a)	70,943	375,288
Sun Communities, Inc.	9,482	315,845
Sunstone Hotel Investors, Inc. (a)	62,370	644,282
Tanger Factory Outlet Centers	21,661	1,108,827
Terreno Realty Corp. (a)	5,182	92,913
Two Harbors Investment Corp.	14,384	140,819
U-Store-It Trust	50,334	479,683
Universal Health Realty Income Trust (b)	6,109	223,162
Urstadt Biddle Properties, Inc.	11,113	216,148
Walter Investment Management Corp.	13,294	238,494
Washington Real Estate Investment Trust (b)	33,749	1,045,882
Winthrop Realty Trust	12,420	158,852

		45,098,642

Real Estate Management & Development—0.2%
Avatar Holdings, Inc. (a)	4,990	98,902
Campus Crest Communities, Inc.	16,780	235,256
Consolidated-Tomoka Land Co. (b)	3,138	90,688
Coresite Realty Corp.	10,812	147,476
Forestar Group, Inc. (a)	19,634	378,936
Kennedy-Wilson Holdings, Inc. (a)	11,448	114,366

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Management & Development—(Continued)
Tejon Ranch Co. (a)	7,566	$208,443
Thomas Properties Group, Inc. (a) (b)	20,161	85,079

		1,359,146

Road & Rail—1.0%
Amerco, Inc. (a)	4,634	445,049
Arkansas Best Corp.	13,889	380,836
Avis Budget Group, Inc. (a) (b)	55,465	863,035
Celadon Group, Inc. (a)	9,437	139,573
Dollar Thrifty Automotive Group, Inc. (a)	15,373	726,528
Genesee & Wyoming, Inc. (a)	20,569	1,089,129
Heartland Express, Inc. (b)	25,939	415,543
Knight Transportation, Inc. (b)	31,823	604,637
Marten Transport, Ltd. (a)	8,816	188,486
Old Dominion Freight Line, Inc. (a)	22,294	713,185
Patriot Transportation Holding, Inc. (a) (b)	811	75,391
RailAmerica, Inc. (a)	12,701	164,478
Roadrunner Transportation Systems, Inc. (a)	5,875	84,953
Saia, Inc. (a)	7,036	116,727
Werner Enterprises, Inc. (b)	23,073	521,450

		6,529,000

Semiconductors & Semiconductor Equipment—3.6%
Advanced Analogic Technologies, Inc. (a) (b)	24,209	97,078
Advanced Energy Industries, Inc. (a)	18,729	255,464
Amkor Technology, Inc. (a) (b)	58,594	433,010
Anadigics, Inc. (a) (b)	35,789	248,018
Applied Micro Circuits Corp. (a)	32,626	348,446
ATMI, Inc. (a)	16,612	331,243
Axcelis Technologies, Inc. (a)	57,588	199,254
AXT, Inc. (a)	17,139	178,931
Brooks Automation, Inc. (a)	36,289	329,141
Cabot Microelectronics Corp. (a)	12,507	518,415
Cavium Networks, Inc. (a)	23,738	894,448
Ceva, Inc. (a)	11,312	231,896
Cirrus Logic, Inc. (a) (b)	35,025	559,700
Cohu, Inc.	11,848	196,440
Cymer, Inc. (a)	16,143	727,565
Diodes, Inc. (a)	18,315	494,322
DSP Group, Inc. (a)	13,388	108,978
Entegris, Inc. (a)	63,846	476,930
Entropic Communications, Inc. (a)	34,820	420,626
Exar Corp. (a) (c)	20,123	140,459
FEI Co. (a)	20,566	543,148
FormFactor, Inc. (a) (c)	27,182	241,376
FSI International, Inc. (a) (b)	20,793	91,905
GSI Technology, Inc. (a)	10,939	88,606
GT Solar International, Inc. (a) (b)	33,805	308,302
Hittite Microwave Corp. (a)	14,616	892,161
Integrated Device Technology, Inc. (a)	77,241	514,425
Integrated Silicon Solution, Inc. (a)	14,137	113,520
IXYS Corp. (a)	13,771	160,019
Kopin Corp. (a) (b)	34,528	143,636
Kulicke & Soffa Industries, Inc. (a) (b)	38,887	279,986
Lattice Semiconductor Corp. (a)	61,578	373,163
LTX-Credence Corp. (a)	26,473	195,900

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Mattson Technology, Inc. (a) (b)	27,537	$82,611
Micrel, Inc. (b)	25,706	333,921
Microsemi Corp. (a)	44,408	1,016,943
Mindspeed Technologies, Inc. (a) (b)	17,338	105,762
MIPS Technologies, Inc. (a)	25,612	388,278
MKS Instruments, Inc. (a)	26,805	656,454
Monolithic Power Systems, Inc. (a) (b)	16,249	268,433
MoSys, Inc. (a)	15,057	85,674
Nanometrics, Inc. (a)	9,834	126,170
Netlogic Microsystems, Inc. (a)	33,459	1,050,947
NVE Corp. (a)	2,143	123,930
OmniVision Technologies, Inc. (a)	28,309	838,229
Pericom Semiconductor Corp. (a)	14,116	154,994
Photronics, Inc. (a)	25,047	148,028
PLX Technology, Inc. (a)	19,623	70,839
Power Integrations, Inc. (b)	13,319	534,625
RF Micro Devices, Inc. (a)	137,277	1,008,986
Rubicon Technology, Inc. (a) (b)	7,716	162,653
Rudolph Technologies, Inc. (a)	18,288	150,510
Semtech Corp. (a)	32,916	745,218
Sigma Designs, Inc. (a)	17,366	246,076
Silicon Image, Inc. (a)	41,704	306,524
Spansion, Inc. (a)	7,070	146,349
Standard Microsystems Corp. (a)	11,905	343,221
Supertex, Inc. (a)	4,645	112,316
Tessera Technologies, Inc. (a)	27,229	603,122
TriQuint Semiconductor, Inc. (a) (c)	80,577	941,945
Ultra Clean Holdings (a)	11,938	111,143
Ultratech, Inc. (a)	13,618	270,726
Veeco Instruments, Inc. (a) (b)	21,485	922,996
Volterra Semiconductor Corp. (a)	12,513	289,801
Zoran Corp. (a)	28,437	250,246

		23,734,181

Software—4.2%
ACI Worldwide, Inc. (a) (b)	17,977	483,042
Actuate Corp. (a)	24,071	137,205
Advent Software, Inc. (a)	8,446	489,192
American Software, Inc. (b)	12,761	86,392
Ariba, Inc. (a)	47,673	1,119,839
Aspen Technology, Inc. (a)	33,380	423,926
Blackbaud, Inc.	22,142	573,478
Blackboard, Inc. (a) (b)	18,375	758,887
Bottomline Technologies, Inc. (a)	17,016	369,417
BroadSoft, Inc. (a)	4,155	99,221
CommVault Systems, Inc. (a)	22,803	652,622
Concur Technologies, Inc. (a) (b)	21,496	1,116,287
Deltek, Inc. (a) (b)	10,644	77,275
DemandTec, Inc. (a)	10,599	114,893
Digimarc Corp. (a)	3,740	112,237
Ebix, Inc. (a) (b)	14,452	342,079
Epicor Software Corp. (a)	26,131	263,923
EPIQ Systems, Inc. (a) (b)	17,942	246,344
Fair Isaac Corp. (b)	22,279	520,660
Fortinet, Inc. (a)	21,254	687,567
Interactive Intelligence, Inc. (a) (b)	7,068	184,899

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Jack Henry & Associates, Inc. (b)	45,406	$1,323,585
JDA Software Group, Inc. (a)	22,324	625,072
Kenexa Corp. (a)	12,557	273,617
Lawson Software, Inc. (a)	74,843	692,298
Magma Design Automation, Inc. (a)	28,516	142,865
Manhattan Associates, Inc. (a)	12,581	384,224
Mentor Graphics Corp. (a) (b)	58,371	700,452
MicroStrategy, Inc. (a)	4,034	344,786
Monotype Imaging Holdings, Inc. (a)	12,841	142,535
Netscout Systems, Inc. (a)	16,489	379,412
NetSuite, Inc. (a)	9,774	244,350
Opnet Technologies, Inc.	7,388	197,777
Parametric Technology Corp. (a)	60,600	1,365,318
Pegasystems, Inc. (b)	8,291	303,699
Progress Software Corp. (a)	22,179	938,615
PROS Holdings, Inc. (a) (b)	11,234	127,955
QLIK Technologies, Inc. (a)	7,268	187,587
Quest Software, Inc. (a)	31,135	863,685
Radiant Systems, Inc. (a)	17,716	346,702
RealD, Inc. (a)	7,899	204,742
RealPage, Inc. (a)	7,720	238,780
Renaissance Learning, Inc.	7,465	88,386
Rosetta Stone, Inc. (a)	5,868	124,519
S1 Corp. (a)	21,425	147,833
Smith Micro Software, Inc. (a)	15,906	250,360
SolarWinds, Inc. (a)	18,855	362,959
Sonic Solutions, Inc. (a)	21,443	321,645
Sourcefire, Inc. (a) (b)	14,769	382,960
SS&C Technologies Holdings, Inc. (a)	6,821	139,899
SuccessFactors, Inc. (a)	33,649	974,475
Synchronoss Technologies, Inc. (a)	11,423	305,108
Take-Two Interactive Software, Inc. (a) (b)	37,813	462,831
Taleo Corp. (a)	21,093	583,221
TeleCommunication Systems, Inc.	22,959	107,219
THQ, Inc. (a) (b)	38,813	235,207
TIBCO Software, Inc. (a)	85,418	1,683,589
TiVo, Inc. (a) (b)	60,220	519,699
Tyler Technologies, Inc. (a) (b)	13,689	284,184
Ultimate Software Group, Inc. (a)	13,148	639,387
VASCO Data Security International, Inc. (a) (b)	15,031	122,202
VirnetX Holding Corp. (a) (b)	17,733	263,335
Wave Systems Corp. (a) (b)	43,470	171,272
Websense, Inc. (a) (b)	22,427	454,147

		27,511,878

Specialty Retail—3.2%
America’s Car-Mart, Inc. (a)	5,173	140,085
AnnTaylor Stores Corp. (a) (b)	30,985	848,679
Asbury Automotive Group, Inc. (a)	14,126	261,048
Ascena Retail Group, Inc. (a)	31,910	843,062
Barnes & Noble, Inc. (b)	20,979	296,853
Bebe Stores, Inc.	14,986	89,317
Big 5 Sporting Goods Corp. (b)	12,258	187,180
Brown Shoe Co., Inc.	23,566	328,274
Cabela’s, Inc. (a) (b)	21,874	475,759

Security Description	Shares	Value*

Specialty Retail—(Continued)
Casual Male Retail Group, Inc. (a)	24,197	$114,694
Charming Shoppes, Inc. (a) (b)	64,753	229,873
Christopher & Banks Corp.	20,680	127,182
Citi Trends, Inc. (a)	8,551	209,927
Coldwater Creek, Inc. (a)	34,146	108,243
Collective Brands, Inc. (a) (c)	32,609	688,050
Destination Maternity Corp. (a)	2,943	111,628
DSW, Inc. (Class A) (a) (b)	6,965	272,331
Express, Inc. (a)	8,941	168,091
Genesco, Inc. (a)	12,817	480,509
Group 1 Automotive, Inc. (a) (b)	13,235	552,694
Haverty Furniture Cos., Inc. (a) (b)	10,391	134,875
hhgregg, Inc. (a) (b)	7,296	152,851
Hibbett Sports, Inc. (a)	14,216	524,570
HOT Topic, Inc. (b)	24,702	154,881
Jo-Ann Stores, Inc. (a) (b)	14,841	893,725
JOS A. Bank Clothiers, Inc. (a) (b)	14,680	591,898
Kirkland’s, Inc. (a)	9,307	130,577
Lithia Motors, Inc. (a)	10,676	152,560
Lumber Liquidators Holdings, Inc. (a) (b)	12,132	302,208
MarineMax, Inc. (a)	12,696	118,708
Midas, Inc. (a)	8,511	69,024
Monro Muffler Brake, Inc.	16,142	558,334
OfficeMax, Inc. (a)	45,653	808,058
Pacific Sunwear of California (a)	33,024	178,990
Penske Automotive Group, Inc. (a)	24,131	420,362
PEP Boys-Manny, Moe & Jack (b)	28,658	384,877
Pier 1 Imports, Inc. (a)	56,154	589,617
Rent-A-Center, Inc. (a) (b)	34,836	1,124,506
Rue21, Inc. (a)	8,039	235,623
Sally Beauty Holdings, Inc. (a) (b)	47,942	696,597
Select Comfort Corp. (a)	29,844	272,476
Shoe Carnival, Inc. (a) (b)	5,485	148,095
Sonic Automotive, Inc. (a) (b)	22,059	292,061
Stage Stores, Inc.	20,885	362,146
Stein Mart, Inc. (a)	15,504	143,412
Systemax, Inc. (a) (b)	6,631	93,497
Talbots, Inc. (a)	38,055	324,229
The Buckle, Inc. (b)	13,965	527,458
The Cato Corp.	15,629	428,391
The Children’s Place Retail Stores, Inc. (a) (b)	13,589	674,558
The Finish Line, Inc. (Class A)	27,561	473,774
The Men’s Wearhouse, Inc. (b)	27,919	697,417
The Wet Seal, Inc. (a)	55,470	205,239
Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,010	578,340
Vitamin Shoppe, Inc. (a)	8,754	294,485
West Marine, Inc. (a) (b)	8,963	94,829
Zumiez, Inc. (a)	11,433	307,205

		20,673,932

Textiles, Apparel & Luxury Goods—2.0%
Carter’s, Inc. (a)	31,479	928,945
Cherokee, Inc. (b)	4,506	84,758
Columbia Sportswear Co.	6,412	386,644
CROCS, Inc. (a)	43,206	739,687
Deckers Outdoor Corp. (a)	19,859	1,583,557

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
G-III Apparel Group, Ltd. (a)	8,116	$285,277
Iconix Brand Group, Inc. (a)	39,147	755,928
K-Swiss, Inc. (a) (b)	14,979	186,788
Liz Claiborne, Inc. (a) (b)	53,725	384,671
Maidenform Brands, Inc. (a)	12,548	298,266
Movado Group, Inc. (a)	10,013	161,610
Oxford Industries, Inc.	7,682	196,736
Perry Ellis International, Inc. (a)	5,714	156,964
Quiksilver, Inc. (a)	66,625	337,789
Skechers U.S.A., Inc. (a) (b)	18,562	371,240
Steven Madden, Ltd. (a)	12,949	540,232
The Jones Group, Inc.	47,330	735,508
The Timberland Co. (Class A) (a) (b)	19,521	480,021
The Warnaco Group, Inc. (a)	23,501	1,294,200
True Religion Apparel, Inc. (a) (b)	13,933	310,149
Under Armour, Inc. (a)	18,492	1,014,101
Unifi, Inc. (a)	8,763	148,358
UniFirst Corp.	7,601	418,435
Vera Bradley, Inc. (a)	6,877	226,941
Volcom, Inc. (a) (b)	10,624	200,475
Weyco Group, Inc. (b)	4,154	101,731
Wolverine World Wide, Inc.	26,795	854,225

		13,183,236

Thrifts & Mortgage Finance—1.3%
Abington Bancorp, Inc.	12,336	147,168
Astoria Financial Corp. (b)	45,199	628,718
Bank Mutual Corp. (b)	27,281	130,403
BankFinancial Corp. (b)	11,879	115,820
Beneficial Mutual Bancorp, Inc. (a) (b)	18,913	167,002
Berkshire Hill Bancorp, Inc. (b)	7,472	165,131
Brookline Bancorp, Inc. (b)	32,815	356,043
Dime Community Bancshares	15,501	226,160
ESB Financial Corp.	5,713	92,779
ESSA Bancorp, Inc. (b)	8,799	116,323
Federal Agricultural Mortage Corp.	5,480	89,434
First Financial Holdings, Inc. (b)	9,379	107,952
Flushing Financial Corp.	17,365	243,110
Home Federal Bancorp, Inc. (b)	10,146	124,491
MGIC Investment Corp. (a)	106,904	1,089,352
NewAlliance Bancshares, Inc.	55,468	830,911
Northwest Bancshares, Inc.	59,341	697,850
OceanFirst Financial Corp.	6,649	85,573
Ocwen Financial Corp. (a)	39,964	381,256
Oritani Financial Corp.	27,400	335,376
Provident Financial Services, Inc. (b)	31,811	481,300
Provident New York Bancorp (b)	20,537	215,433
Radian Group, Inc.	72,637	586,181
Territorial Bancorp, Inc.	7,186	143,073
The PMI Group, Inc. (a)	78,946	260,522
TrustCo Bank Corp. (b)	42,029	266,464
United Financial Bancorp, Inc.	9,478	144,729
ViewPoint Financial Group	8,536	99,786
Westfield Financial, Inc.	15,381	142,274
WSFS Financial Corp. (b)	3,209	152,235

		8,622,849

Security Description	Shares	Value*

Tobacco—0.2%
Alliance One International, Inc. (a) (b)	51,865	$219,908
Star Scientific, Inc. (a) (b)	45,608	88,936
Universal Corp. (b)	12,962	527,553
Vector Group, Ltd. (b)	23,567	408,180

		1,244,577

Trading Companies & Distributors—0.9%
Aceto Corp.	12,038	108,342
Aircastle, Ltd.	24,542	256,464
Applied Industrial Technologies, Inc.	21,648	703,127
Beacon Roofing Supply, Inc. (a)	24,991	446,589
CAI International, Inc. (a)	5,966	116,934
DXP Enterprises, Inc. (a)	4,456	106,944
H&E Equipment Services, Inc. (a)	16,345	189,112
Houston Wire & Cable Co.	10,450	140,448
Interline Brands, Inc. (a)	18,029	410,520
Kaman Corp.	14,024	407,678
RSC Holdings, Inc. (a)	24,557	239,185
Rush Enterprises, Inc. (a)	17,833	364,507
SeaCube Container Leasing, Ltd.	6,223	87,495
TAL International Group, Inc. (b)	8,589	265,143
Textainer Group Holdings, Ltd. (b)	5,684	161,937
Titan Machinery, Inc. (a)	8,157	157,430
United Rentals, Inc. (a)	30,724	698,971
Watsco, Inc.	14,680	926,014

		5,786,840

Water Utilities—0.2%
American States Water Co.	9,894	341,046
Cadiz, Inc. (a) (b)	7,887	98,114
California Water Service Group (b)	10,402	387,683
Connecticut Water Service, Inc. (b)	4,800	133,824
Consolidated Water Co., Ltd. (b)	8,783	80,540
Middlesex Water Co. (b)	7,497	137,570
SJW Corp. (b)	7,394	195,719
York Water Co. (b)	6,695	115,757

		1,490,253

Wireless Telecommunication Services—0.3%
FiberTower Corp. (a)	24,569	109,578
ICO Global Communications Holdings, Ltd. (a)	50,508	75,762
NTELOS Holdings Corp. (b)	15,571	296,627
Shenandoah Telecommunications Co. (b)	12,542	234,912
Syniverse Holdings, Inc. (a)	35,303	1,089,097
USA Mobility, Inc. (a) (b)	11,723	208,318

		2,014,294

Total Common Stock (Identified Cost $545,234,552)		617,741,277

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—4.1%

Security Description	Shares	Value*

Exchange Traded Funds—4.1%
iShares Russell 2000 Index Fund (b)	339,800	$26,582,554

Total Mutual Funds (Identified Cost $22,887,774)		26,582,554

Convertible Preferred Stock—0.0%

Capital Markets—0.0%
GAMCO Investors, Inc. (d)	13,395	13,395

Total Convertible Preferred Stock (Identified Cost $13,395)		13,395

Short Term Investments—18.6%
Security Description	Shares/Par Amount	Value*

Discount Notes—1.5%
Federal Home Loan Bank 0.030%, 01/14/11	$9,600,000	9,599,896

Mutual Funds—16.8%
State Street Navigator Securities Lending Prime Portfolio (e)	110,356,691	110,356,691

Security Description	Shares/Par Amount	Value*

U.S. Treasury—0.3%
U.S. Treasury Bills 0.064%, 01/27/11	$1,800,000	$1,799,968

Total Short Term Investments (Identified Cost $121,756,555)		121,756,555

Total Investments—117.0% (Identified Cost $689,892,276) (f)		766,093,781
Liabilities in excess of other assets		(111,397,774)

Net Assets—100.0%		$654,696,007

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $106,371,859 and the collateral received consisted of cash in the amount of $110,356,691 and non-cash collateral with a value of $415,618. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Security was valued in good faith under procedures approved by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $694,543,394. The aggregate unrealized appreciation and depreciation of investments was $140,613,166 and $(69,062,779), respectively, resulting in net unrealized appreciation of $71,550,387 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Net Unrealized Appreciation
Russell 2000 Mini Index Futures	3/18/2011	140	$10,665,893	$10,952,200	$286,307

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$617,741,277	$—	$—	$617,741,277
Mutual Funds
Exchange Traded Funds	26,582,554	—	—	26,582,554
Total Convertible Preferred Stock*	—	—	13,395	13,395
Short Term Investments
Discount Notes	—	9,599,896	—	9,599,896
Mutual Funds	110,356,691	—	—	110,356,691
U.S. Treasury	—	1,799,968	—	1,799,968
Total Short Term Investments	110,356,691	11,399,864	—	121,756,555
Total Investments	$754,680,522	$11,399,864	$13,395	$766,093,781

Futures Contracts**
Futures Contracts Long (Net Appreciation)	$286,307	$—	$—	$286,307

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Convertible Preferred Stock
Balance as of December 31, 2009	$0
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	0
Change in unrealized appreciation (depreciation)	0
Net Purchases (Sales)	13,395
Balance as of December 31, 2010	$13,395

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a) (b)		$766,093,781
Cash		21,000
Receivable for:
Securities sold		3,343,129
Fund shares sold		218,846
Accrued interest and dividends		661,973

Total Assets		770,338,729
Liabilities
Payable for:
Securities purchased	$677,672
Fund shares redeemed	4,199,603
Futures variation margin	71,400
Foreign taxes	124
Collateral for securities loaned	110,356,691
Accrued expenses:
Management fees	134,147
Distribution and service fees	50,952
Deferred directors’ fees	17,118
Other expenses	135,015

Total Liabilities		115,642,722

Net Assets		$654,696,007

Net assets consists of:
Paid in surplus		$657,447,812
Undistributed net investment income		6,444,586
Accumulated net realized losses		(85,684,203)
Unrealized appreciation on investments		76,487,812

Net Assets		$654,696,007

Net Assets
Class A		$406,163,268
Class B		174,731,158
Class E		32,644,798
Class G		41,156,783
Capital Shares (Authorized) Outstanding
Class A (60,000,000)		30,477,528
Class B (25,000,000)		13,345,581
Class E (10,000,000)		2,461,082
Class G (7,500,000)		3,149,584
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.33
Class B		13.09
Class E		13.26
Class G		13.07

(a)	Identified cost of investments was $689,892,276.
(b)	Includes securities on loan with a value of $106,371,859.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$7,784,268
Interest (b)		1,028,909

		8,813,177
Expenses
Management fees	$1,417,395
Distribution and service fees—Class B	376,388
Distribution and service fees—Class E	45,289
Distribution and service fees—Class G	64,211
Directors’ fees and expenses	48,653
Custodian and accounting	99,515
Audit and tax services	38,812
Legal	10,275
Shareholder reporting	156,882
Insurance	6,688
Miscellaneous	12,529

Total expenses	2,276,637
Management fee waivers	(39,687)	2,236,950

Net Investment Income		6,576,227

Net Realized and Unrealized Gain
Net realized gain on:
Investments	13,336,979
Futures contracts	2,023,607	15,360,586

Net change in unrealized appreciation on:
Investments	117,139,669
Futures contracts	33,903	117,173,572

Net realized and unrealized gain		132,534,158

Net Increase in Net Assets From Operations		$139,110,385

(a)	Net of foreign taxes of $326.
(b)	Includes net income on securities loaned of $1,019,094.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,576,227	$5,746,168
Net realized gain (loss)	15,360,586	(45,655,688)
Net change in unrealized appreciation	117,173,572	148,868,146

Increase in net assets from operations	139,110,385	108,958,626

From Distributions to Shareholders
Net investment income
Class A	(4,061,422)	(8,407,068)
Class B	(1,372,860)	(1,960,065)
Class E	(307,676)	(492,930)
Class G	(131,056)	0

	(5,873,014)	(10,860,063)

Net realized capital gain
Class A	0	(11,447,922)
Class B	0	(3,155,828)
Class E	0	(742,295)
Class G	0	0

	0	(15,346,045)

Total distributions	(5,873,014)	(26,206,108)

Decrease in net assets from capital share transactions	(6,727,177)	(73,930,919)

Total increase in net assets	126,510,194	8,821,599
Net Assets
Beginning of the period	528,185,813	519,364,214

End of the period	$654,696,007	$528,185,813

Undistributed Net Investment Income
End of the period	$6,444,586	$5,741,373

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,732,689	$42,481,325	4,956,061	$42,298,335
Reinvestments	332,087	4,061,422	2,497,483	19,854,990
Redemptions	(6,475,552)	(73,610,840)	(18,414,148)	(155,993,363)

Net decrease	(2,410,776)	$(27,068,093)	(10,960,604)	$(93,840,038)

Class B
Sales	1,798,905	$20,049,333	2,930,686	$24,541,661
Reinvestments	114,025	1,372,860	653,371	5,115,893
Redemptions	(1,985,538)	(22,520,447)	(2,004,322)	(17,176,070)

Net increase (decrease)	(72,608)	$(1,098,254)	1,579,735	$12,481,484

Class E
Sales	330,051	$3,717,898	517,997	$4,422,849
Reinvestments	25,240	307,676	155,963	1,235,225
Redemptions	(727,854)	(8,280,682)	(779,817)	(6,705,612)

Net decrease	(372,563)	$(4,255,108)	(105,857)	$(1,047,538)

Class G
Sales	2,952,797	$33,329,806	998,746	$9,464,337
Reinvestments	10,903	131,056	0	0
Redemptions	(707,489)	(7,766,584)	(105,373)	(989,164)

Net increase	2,256,211	$25,694,278	893,373	$8,475,173

Decrease derived from capital share transactions		$(6,727,177)		$(73,930,919)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.61	$8.89	$14.17	$15.68	$13.92

Income (Loss) From Investment Operations
Net investment income	0.14 (a)	0.13 (a)	0.20 (a)	0.22 (a)	0.18 (a)
Net realized and unrealized gain (loss) on investments	2.71	2.04	(4.71)	(0.38)	2.30

Total from investment operations	2.85	2.17	(4.51)	(0.16)	2.48

Less Distributions
Distributions from net investment income	(0.13)	(0.19)	(0.16)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.13)	(0.45)	(0.77)	(1.35)	(0.72)

Net Asset Value, End of Period	$13.33	$10.61	$8.89	$14.17	$15.68

Total Return (%)	26.92	26.01	(33.45)	(1.58)	17.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	0.35	0.32	0.32	0.36
Net ratio of expenses to average net assets (%) (b)	0.31	0.34	0.31	0.31	0.35
Ratio of net investment income to average net assets (%)	1.24	1.47	1.68	1.47	1.21
Portfolio turnover rate (%)	26	27	33	37	44
Net assets, end of period (in millions)	$406.16	$348.95	$389.89	$610.84	$331.57

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.43	$8.74	$13.93	$15.44	$13.73

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.11 (a)	0.17 (a)	0.18 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	2.65	2.00	(4.63)	(0.38)	2.25

Total from investment operations	2.76	2.11	(4.46)	(0.20)	2.39

Less Distributions
Distributions from net investment income	(0.10)	(0.16)	(0.12)	(0.11)	(0.09)
Distributions from net realized capital gains	0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.10)	(0.42)	(0.73)	(1.31)	(0.68)

Net Asset Value, End of Period	$13.09	$10.43	$8.74	$13.93	$15.44

Total Return (%)	26.58	25.66	(33.57)	(1.84)	17.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.60	0.57	0.57	0.61
Net ratio of expenses to average net assets (%) (b)	0.56	0.59	0.56	0.56	0.60
Ratio of net investment income to average net assets (%)	1.00	1.20	1.43	1.17	0.97
Portfolio turnover rate (%)	26	27	33	37	44
Net assets, end of period (in millions)	$174.73	$139.99	$103.47	$160.85	$159.00

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.57	$8.85	$14.10	$15.61	$13.87

Income (Loss) from Investment Operations
Net investment income	0.12 (a)	0.12 (a)	0.18 (a)	0.19 (a)	0.16 (a)
Net realized and unrealized gain (loss) on investments	2.68	2.03	(4.69)	(0.37)	2.28

Total from investment operations	2.80	2.15	(4.51)	(0.18)	2.44

Less Distributions
Distributions from net investment income	(0.11)	(0.17)	(0.13)	(0.13)	(0.11)
Distributions from net realized capital gains	0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.11)	(0.43)	(0.74)	(1.33)	(0.70)

Net Asset Value, End of Period	$13.26	$10.57	$8.85	$14.10	$15.61

Total Return (%)	26.60	25.86	(33.52)	(1.73)	17.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	0.50	0.47	0.47	0.51
Net ratio of expenses to average net assets (%) (b)	0.46	0.49	0.46	0.46	0.50
Ratio of net investment income to average net assets (%)	1.08	1.30	1.52	1.27	1.05
Portfolio turnover rate (%)	26	27	33	37	44
Net assets, end of period (in millions)	$32.64	$29.94	$26.01	$46.86	$55.21

	Class G
	Year ended December 31,
	2010	2009(c)
Net Asset Value, Beginning of Period	$10.41	$7.84

Income (Loss) from Investment Operations
Net investment income	0.12 (a)	0.08	(a)
Net realized and unrealized gain on investments	2.64	2.49

Total from investment operations	2.76	2.57

Less Distributions
Distributions from net investment income	(0.10)	0.00

Total distributions	(0.10)	0.00

Net Asset Value, End of Period	$13.07	$10.41

Total Return (%)	26.54	32.78	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.65	(e)
Net ratio of expenses to average net assets (%) (b)	0.61	0.64	(e)
Ratio of net investment income to average net assets (%)	1.09	1.24	(e)
Portfolio turnover rate (%)	26	27
Net assets, end of period (in millions)	$41.16	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2010 were $1,417,395.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2010 were $130,400.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$144,522,702	$0	$152,128,593

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2010, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2010, the unrealized appreciation on open equity index futures contracts was $286,307. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $2,023,607 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $33,903 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$5,873,014	$10,989,235	$—	$15,216,873	$—	$—	$5,873,014	$26,206,108

MSF-32

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,514,224	$—	$71,550,387	$(80,799,298)	$(2,734,687)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $80,799,298 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-33

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Russell 2000 Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Russell 2000 Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-34

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-35

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-36

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio. The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-37

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered MetLife Advisers’ proposal to institute revised subadvisory fee schedules for the MetLife Stock Index Portfolio, the Barclays Capital Aggregate Bond Index Portfolio, the Russell 2000 Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the MetLife Mid Cap Stock Index Portfolio (the “Index Portfolios”) effective May 1, 2011. The Directors recognized that the subadviser to each Index Portfolio was an affiliate of MetLife Advisers and that MetLife Advisers, not the Index Portfolios, pays any applicable subadvisory fees. With respect to these Portfolios, the Directors also considered the related advisory fee waivers proposed by MetLife Advisers. The Directors recognized that, because the adjustments in the subadvisory fee schedules would not be offset precisely by changes to MetLife Advisers’ fee in each case, the effect of a reduction in a subadvisory fee could be to increase MetLife Advisers’ profitability.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

MSF-38

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. The Directors also considered that, with respect to the Index Portfolios, the rate of compensation paid to those Portfolios’ subadviser has typically been equal to the costs it incurs in providing subadvisory services. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to

MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-39

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-40

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Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 17.05%, 16.74%, and 16.89%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 16.71%.

MARKET ENVIRONMENT/CONDITIONS

The Russell 1000 Growth Index posted double-digit positive returns over the 12 months. All but one of the index sectors was in positive territory, and cyclical sectors tended to outperform traditionally defensive ones as the market continued to show signs of improvement. Consumer Discretionary, Industrials and Business Services, and Materials sectors were by far the best performing index sectors. Utilities was clearly the worst performer, posting a double-digit negative return, and the Health Care sector also lagged the overall index with a barely positive return for the year. Growth stocks outperformed value across all market caps for the period, as measured by Russell indices. Large-cap stocks significantly underperformed mid-caps and small-caps.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Information Technology sector was by far the leading contributor to relative outperformance, driven by stock selection. The share price of Baidu, China’s dominant Internet search engine, more than doubled in the 12 months, as earnings continued to grow. The company benefited from the effective departure of Google from the China market and from a successful migration to new technology that increased revenues. Apple was the top Portfolio contributor for the year, experiencing tremendous growth in all three major products (iPhones, iPods, and Macs). The new iPad shows signs of making a significant impact on future earnings. The Portfolio remains overweight this sector, which offers superior growth prospects driven by the accelerating convergence of mobile computing and communications. Companies involved in smartphones, data infrastructure, and cloud computing will benefit from voracious demand for ubiquitous, experience-rich Internet content. The Portfolio added to positions in Juniper Networks and Rovi, while eliminating Cisco Systems and SanDisk.

The Consumer Discretionary sector outperformed due to stock selection and a favorable overweight position. Share prices of AutoZone continued to climb steadily as reports show Americans are keeping their cars longer, leading to higher demand for parts and maintenance. The largest U.S. parts retailer enhanced its technology to increase sales and markedly improved Web site interfaces. Luxury leather goods maker Coach benefited from increased earnings, sales, and profit margins.

Marriott, the largest U.S. hotel chain, benefited from a rebound in travel after occupancies hit a 30-year low in 2009. The company turned a profit in the third quarter of 2010 and announced plans to increase the number of rooms. Despite a sluggish U.S. economic recovery, select Consumer Discretionary stocks offer potential for consistent durable earnings growth at attractive valuations. Consumption in emerging markets is more robust. The Portfolio remains overweight this sector. The Portfolio acquired shares in Dollar General and General Motors (leader in the China auto market), while trimming Lowe’s.

The Financials sector was by far the primary detractor from relative performance. Results were primarily driven by Portfolio positions in banks. The banking group faces stiff regulatory headwinds that may decrease earnings growth forecasts, and the low interest-rate environment may pressure net interest margins. The Portfolio’s holdings were well capitalized with strong balance sheets and solid management teams focused on returning excess cash to shareholders. Investment bank Goldman Sachs suffered sustained decline from its mortgage securities dealings. Shares fell sharply after the Securities and Exchange Commission filed fraud charges, and we eliminated our position. At year end, we continued to pare holdings in this sector due to heavy regulatory headwinds impacting growth forecasts, but we remained overweight the benchmark. By the end of the year, the Portfolio swapped some American Express for Discover Financial and eliminated positions in NYSE Euronext and Wells Fargo.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Growth Portfolio
Class A	17.05	3.86	2.51	—
Class B	16.74	3.60	—	7.26
Class E	16.89	3.70	—	2.95
Russell 1000 Growth Index	16.71	3.75	0.02	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 11/9/98, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	7.4
Google, Inc.	5.2
Amazon.com, Inc.	4.2
Danaher Corp.	2.9
Praxair, Inc.	2.2
Crown Castle International Corp.	2.1
QUALCOMM, Inc.	2.0
Visa, Inc.	1.9
Baidu, Inc. (ADR)	1.9
FedEx Corp.	1.8

Top Sectors

% of Net Assets
Information Technology	31.3
Consumer Discretionary	18.9
Industrials	15.6
Energy	8.2
Financials	7.5
Health Care	6.0
Materials	5.4
Telecommunications	3.7
Consumer Staples	2.4
Cash & Equivalents	1.0

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.63%	$1,000.00	$1,271.10	$3.61
	Hypothetical*	0.63%	$1,000.00	$1,021.99	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,269.50	$5.03
	Hypothetical*	0.88%	$1,000.00	$1,020.72	$4.48

Class E(a)	Actual	0.78%	$1,000.00	$1,270.10	$4.46
	Hypothetical*	0.78%	$1,000.00	$1,021.23	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—98.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.2%
Precision Castparts Corp.	75,900	$10,566,039

Air Freight & Logistics—3.6%
Expeditors International of Washington, Inc.	143,600	7,840,560
FedEx Corp.	171,200	15,923,312
United Parcel Service, Inc. (Class B)	116,900	8,484,602

		32,248,474

Automobiles—0.3%
General Motors Co. (a) (b)	82,800	3,052,008

Beverages—0.7%
PepsiCo., Inc.	92,600	6,049,558

Biotechnology—0.8%
Celgene Corp. (a)	76,500	4,524,210
Human Genome Sciences, Inc. (a) (b)	125,500	2,998,195

		7,522,405

Capital Markets—3.0%
Franklin Resources, Inc.	115,700	12,866,997
Invesco, Ltd. (b)	347,900	8,370,474
Northern Trust Corp. (b)	107,600	5,962,116

		27,199,587

Chemicals—3.3%
Air Products & Chemicals, Inc.	50,700	4,611,165
Praxair, Inc.	203,900	19,466,333
The Mosaic Co. (b)	68,600	5,238,296

		29,315,794

Commercial Banks—0.6%
U.S. Bancorp (b)	205,300	5,536,941

Communications Equipment—3.4%
Juniper Networks, Inc. (a)	324,900	11,995,308
QUALCOMM, Inc.	361,800	17,905,482

		29,900,790

Computers & Peripherals—8.3%
Apple, Inc. (a)	203,600	65,673,216
EMC Corp. (a)	134,100	3,070,890
NetApp, Inc. (a) (b)	99,300	5,457,528

		74,201,634

Consumer Finance—1.7%
American Express Co.	262,200	11,253,624
Discover Financial Services (b)	203,000	3,761,590

		15,015,214

Diversified Financial Services—2.1%
IntercontinentalExchange, Inc. (a)	60,900	7,256,235
JPMorgan Chase & Co.	274,300	11,635,806

		18,892,041

Security Description	Shares	Value*

Electrical Equipment—1.7%
Babcock & Wilcox Co. (a) (b)	75,450	$1,930,765
Emerson Electric Co.	143,800	8,221,046
Rockwell Automation, Inc.	66,200	4,747,202

		14,899,013

Electronic Equipment, Instruments & Components—2.3%
Corning, Inc.	611,500	11,814,180
Dolby Laboratories, Inc. (Class A) (a) (b)	129,800	8,657,660

		20,471,840

Energy Equipment & Services—3.3%
Cameron International Corp. (a)	138,000	7,000,740
FMC Technologies, Inc. (a) (b)	78,800	7,006,108
Schlumberger, Ltd.	188,600	15,748,100

		29,754,948

Food & Staples Retailing—0.8%
Costco Wholesale Corp. (b)	98,300	7,098,243

Health Care Equipment & Supplies—1.2%
Edwards Lifesciences Corp. (a) (b)	56,400	4,559,376
Stryker Corp. (b)	106,900	5,740,530

		10,299,906

Health Care Providers & Services—2.8%
Express Scripts, Inc. (a)	291,300	15,744,765
McKesson Corp.	124,900	8,790,462

		24,535,227

Hotels, Restaurants & Leisure—5.6%
Carnival plc (GBP) (a)	126,300	5,879,390
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	15,800	3,360,028
Ctrip.com International, Ltd. (ADR)	119,300	4,825,685
Las Vegas Sands Corp. (a)	97,400	4,475,530
Marriott International, Inc. (b)	242,260	10,063,481
MGM Resorts International (a) (b)	102,100	1,516,185
Starbucks Corp.	402,300	12,925,899
Starwood Hotels & Resorts Worldwide, Inc. (b)	120,800	7,342,224

		50,388,422

Household Products—1.0%
Colgate-Palmolive Co.	27,500	2,210,175
The Procter & Gamble Co.	97,405	6,266,064

		8,476,239

Industrial Conglomerates—1.2%
3M Co.	92,500	7,982,750
McDermott International, Inc. (a)	150,900	3,122,121

		11,104,871

Internet & Catalog Retail—5.9%
Amazon.com, Inc. (a)	206,900	37,242,000
Liberty Media Interactive (Series A) (a)	385,000	6,071,450

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—(Continued)
NetFlix, Inc. (a) (b)	4,700	$825,790
priceline.com, Inc. (a) (b)	20,430	8,162,806

		52,302,046

Internet Software & Services—9.4%
Akamai Technologies, Inc. (a) (b)	121,600	5,721,280
Baidu, Inc. (ADR) (a)	176,200	17,008,586
eBay, Inc. (a)	273,700	7,617,071
Google, Inc. (Class A) (a)	77,500	46,032,675
Mail.ru Group, Ltd. (GDR) (144A) (a)	5,800	208,800
Tencent Holdings, Ltd. (HKD)	335,600	7,380,489

		83,968,901

IT Services—4.7%
Accenture plc	182,100	8,830,029
MasterCard, Inc.	45,500	10,197,005
The Western Union Co. (b)	288,200	5,351,874
Visa, Inc.	243,600	17,144,568

		41,523,476

Life Sciences Tools & Services—0.7%
Illumina, Inc. (a) (b)	95,100	6,023,634

Machinery—5.4%
Caterpillar, Inc. (b)	37,000	3,465,420
Cummins, Inc. (b)	36,100	3,971,361
Danaher Corp. (b)	552,800	26,075,576
Deere & Co.	54,000	4,484,700
Joy Global, Inc.	42,000	3,643,500
PACCAR, Inc. (b)	107,300	6,161,166

		47,801,723

Media—1.4%
Discovery Communications, Inc. (a) (b)	86,400	3,602,880
The Walt Disney Co.	227,400	8,529,774

		12,132,654

Metals & Mining—2.1%
Agnico-Eagle Mines, Ltd.	37,600	2,883,920
BHP Billiton, Ltd. (AUD)	197,600	9,191,703
Freeport-McMoRan Copper & Gold, Inc.	58,400	7,013,256

		19,088,879

Multiline Retail—0.4%
Dollar General Corp. (a)	122,600	3,760,142

Oil, Gas & Consumable Fuels—4.9%
EOG Resources, Inc.	95,600	8,738,796
Murphy Oil Corp.	78,000	5,814,900
Occidental Petroleum Corp.	101,800	9,986,580
Peabody Energy Corp.	95,800	6,129,284
Petroleo Brasileiro S.A. (ADR)	114,500	3,912,465
Suncor Energy, Inc.	240,400	9,204,916

		43,786,941

Security Description	Shares	Value*

Pharmaceuticals—0.6%
Allergan, Inc.	77,700	$5,335,659

Road & Rail—0.9%
Union Pacific Corp.	90,900	8,422,794

Semiconductors & Semiconductor Equipment—2.1%
ASML Holding NV	107,500	4,121,550
Broadcom Corp.	218,200	9,502,610
Marvell Technology Group, Ltd. (a)	95,400	1,769,670
Samsung Electronics Co., Ltd. (KRW)	4,302	3,595,039

		18,988,869

Software—1.0%
Autodesk, Inc. (a)	40,800	1,558,560
Autonomy Corp. plc (GBP)	69,800	1,640,094
Rovi Corp. (a) (b)	79,900	4,954,599
Salesforce.com, Inc. (a) (b)	6,200	818,400

		8,971,653

Specialty Retail—2.8%
AutoZone, Inc. (a) (b)	18,200	4,961,138
CarMax, Inc. (a) (b)	185,900	5,926,492
Lowe’s Cos., Inc.	214,200	5,372,136
O’Reilly Automotive, Inc. (a) (b)	92,700	5,600,934
Ross Stores, Inc.	49,200	3,111,900

		24,972,600

Textiles, Apparel & Luxury Goods—2.3%
Coach, Inc. (b)	210,600	11,648,286
Nike, Inc. (b)	101,900	8,704,298

		20,352,584

Trading Companies & Distributors—1.6%
Fastenal Co. (b)	146,500	8,776,815
W.W. Grainger, Inc. (b)	37,500	5,179,125

		13,955,940

Wireless Telecommunication Services—3.7%
American Tower Corp. (Class A) (a)	275,300	14,216,492
Crown Castle International Corp. (a)	438,378	19,214,108

		33,430,600

Total Common Stock (Identified Cost $653,276,161)		881,348,289

Convertible Preferred Stock—0.2%

Internet Software & Services—0.2%
Groupon, Inc. (c)	64,552	2,039,198

Total Convertible Preferred Stock (Identified Cost $2,039,198)		2,039,198

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—6.3%

Security Description	Shares	Value*

Mutual Funds—6.3%
State Street Navigator Securities Lending Prime Portfolio (d)	48,333,836	$48,333,836
T. Rowe Price Reserve Investment Fund (e)	7,516,158	7,516,158

Total Short Term Investments (Identified Cost $55,849,994)		55,849,994

Total Investments—105.3% (Identified Cost $711,165,353) (f)		939,237,481
Liabilities in excess of other assets		(47,233,517)

Net Assets—100.0%		$892,003,964

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $47,287,698 and the collateral received consisted of cash in the amount of $48,333,836 and non-cash collateral with a value of $218,596. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	Affiliated Issuer. See below.
(f)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $714,663,641. The aggregate unrealized appreciation and depreciation of investments was $226,591,511 and $(2,017,671), respectively, resulting in net unrealized appreciation of $224,573,840 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $208,800, which is 0.0% of net assets.
(AUD)—	Australian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(KRW)—	South Korean Won

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2009	Shares Purchased Since December 31, 2009	Shares Sold Since December 31, 2009	Number of Shares Held at December 31, 2010	Realized Gain/Loss on Shares Sold	Income For Year Ended December 31, 2010
T. Rowe Price Reserve Investment Fund	5,731,571	112,806,575	111,021,988	7,516,158	$0	$12,240

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$10,566,039	$—	$—	$10,566,039
Air Freight & Logistics	32,248,474	—	—	32,248,474
Automobiles	3,052,008	—	—	3,052,008
Beverages	6,049,558	—	—	6,049,558
Biotechnology	7,522,405	—	—	7,522,405
Capital Markets	27,199,587	—	—	27,199,587
Chemicals	29,315,794	—	—	29,315,794
Commercial Banks	5,536,941	—	—	5,536,941
Communications Equipment	29,900,790	—	—	29,900,790
Computers & Peripherals	74,201,634	—	—	74,201,634
Consumer Finance	15,015,214	—	—	15,015,214
Diversified Financial Services	18,892,041	—	—	18,892,041
Electrical Equipment	14,899,013	—	—	14,899,013
Electronic Equipment, Instruments & Components	20,471,840	—	—	20,471,840
Energy Equipment & Services	29,754,948	—	—	29,754,948
Food & Staples Retailing	7,098,243	—	—	7,098,243
Health Care Equipment & Supplies	10,299,906	—	—	10,299,906
Health Care Providers & Services	24,535,227	—	—	24,535,227
Hotels, Restaurants & Leisure	44,509,032	5,879,390	—	50,388,422
Household Products	8,476,239	—	—	8,476,239
Industrial Conglomerates	11,104,871	—	—	11,104,871
Internet & Catalog Retail	52,302,046	—	—	52,302,046
Internet Software & Services	76,588,412	7,380,489	—	83,968,901
IT Services	41,523,476	—	—	41,523,476
Life Sciences Tools & Services	6,023,634	—	—	6,023,634
Machinery	47,801,723	—	—	47,801,723
Media	12,132,654	—	—	12,132,654
Metals & Mining	9,897,176	9,191,703	—	19,088,879
Multiline Retail	3,760,142	—	—	3,760,142
Oil, Gas & Consumable Fuels	43,786,941	—	—	43,786,941
Pharmaceuticals	5,335,659	—	—	5,335,659
Road & Rail	8,422,794	—	—	8,422,794
Semiconductors & Semiconductor Equipment	15,393,830	3,595,039	—	18,988,869
Software	7,331,559	1,640,094	—	8,971,653
Specialty Retail	24,972,600	—	—	24,972,600
Textiles, Apparel & Luxury Goods	20,352,584	—	—	20,352,584
Trading Companies & Distributors	13,955,940	—	—	13,955,940

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$33,430,600	$—	$—	$33,430,600
Total Common Stock	853,661,574	27,686,715	—	881,348,289
Total Convertible Preferred Stock*	—	—	2,039,198	2,039,198
Short Term Investments*	55,849,994	—	—	55,849,994
Total Investments	$909,511,568	$27,686,715	$2,039,198	$939,237,481

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Convertible Preferred Stock
Balance as of December 31, 2009	$0
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	0
Change in unrealized appreciation (depreciation)	0
Net Purchases (Sales)	2,039,198
Balance as of December 31, 2010	$2,039,198

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$939,237,481
Cash		23,932
Cash denominated in foreign currencies (c)		1
Receivable for:
Securities sold		1,353,770
Fund shares sold		290,123
Accrued interest and dividends		496,622
Foreign taxes		72,663

Total Assets		941,474,592
Liabilities
Payable for:
Fund shares redeemed	$544,510
Collateral for securities loaned	48,333,836
Accrued expenses:
Management fees	437,947
Distribution and service fees	51,975
Deferred directors’ fees	17,118
Other expenses	85,242

Total Liabilities		49,470,628

Net Assets		$892,003,964

Net assets consists of:
Paid in surplus		$785,389,067
Undistributed net investment income		526,068
Accumulated net realized losses		(121,987,745)
Unrealized appreciation on investments and foreign currency transactions		228,076,574

Net Assets		$892,003,964

Net Assets
Class A		$639,740,887
Class B		231,667,271
Class E		20,595,806
Capital Shares (Authorized) Outstanding
Class A (70,000,000)		42,515,474
Class B (30,000,000)		15,466,764
Class E (4,000,000)		1,373,231
Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.05
Class B		14.98
Class E		15.00

(a)	Identified cost of investments was $711,165,353.
(b)	Includes securities on loan with a value of $47,287,698.
(c)	Identified cost of cash denominated in foreign currencies was $1.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$6,063,517
Interest (b)		85,038

		6,148,555
Expenses
Management fees	$4,824,039
Distribution and service fees—Class B	543,051
Distribution and service fees—Class E	29,380
Directors’ fees and expenses	48,653
Custodian and accounting	114,130
Audit and tax services	38,312
Legal	14,472
Shareholder reporting	89,914
Insurance	9,564
Miscellaneous	18,464

Total expenses	5,729,979
Less broker commission recapture	(16,069)
Management fee waivers	(161,827)	5,552,083

Net Investment Income		596,472

Net Realized and Unrealized Gain
Net realized gain on:
Investments	39,304,394
Foreign currency transactions	14,411	39,318,805

Net change in unrealized appreciation (depreciation) on:
Investments	92,846,008
Foreign currency transactions	(114)	92,845,894

Net realized and unrealized gain		132,164,699

Net Increase in Net Assets From Operations		$132,761,171

(a)	Net of foreign taxes of $73,006.
(b)	Includes net income on securities loaned of $72,738.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$596,472	$1,816,825
Net realized gain (loss)	39,318,805	(69,851,952)
Net change in unrealized appreciation	92,845,894	308,713,250

Increase in net assets from operations	132,761,171	240,678,123

From Distributions to Shareholders
Net investment income
Class A	(1,560,045)	(2,642,326)
Class B	(152,144)	(618,260)
Class E	(29,264)	(76,727)

Total distributions	(1,741,453)	(3,337,313)

Increase (decrease) in net assets from capital share transactions	(53,233,326)	49,943,177

Total increase in net assets	77,786,392	287,283,987

Net Assets
Beginning of the period	814,217,572	526,933,585

End of the period	$892,003,964	$814,217,572

Undistributed Net Investment Income
End of the period	$526,068	$1,672,707

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,986,832	$66,030,006	9,292,844	$95,180,289
Reinvestments	112,720	1,560,045	278,726	2,642,326
Redemptions	(6,834,919)	(92,413,906)	(3,914,028)	(40,143,235)

Net increase (decrease)	(1,735,367)	$(24,823,855)	5,657,542	$57,679,380

Class B
Sales	1,470,795	$19,407,672	2,442,917	$25,197,384
Reinvestments	11,017	152,144	65,355	618,260
Redemptions	(3,417,626)	(45,209,694)	(3,079,022)	(32,104,114)

Net decrease	(1,935,814)	$(25,649,878)	(570,750)	$(6,288,470)

Class E
Sales	227,145	$3,027,985	281,135	$3,118,930
Reinvestments	2,119	29,264	8,111	76,727
Redemptions	(439,125)	(5,816,842)	(436,950)	(4,643,390)

Net decrease	(209,861)	$(2,759,593)	(147,704)	$(1,447,733)

Increase (decrease) derived from capital share transactions		$(53,233,326)		$49,943,177

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.89	$9.05	$16.48	$15.27	$13.53

Income (Loss) From Investment Operations
Net investment income	0.02 (a)	0.04 (a)	0.08 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	2.18	3.87	(6.66)	1.32	1.70

Total from investment operations	2.20	3.91	(6.58)	1.42	1.79

Less Distributions
Distributions from net investment income	(0.04)	(0.07)	(0.08)	(0.07)	(0.05)
Distributions from net realized capital gains	0.00	0.00	(0.77)	(0.14)	0.00

Total distributions	(0.04)	(0.07)	(0.85)	(0.21)	(0.05)

Net Asset Value, End of Period	$15.05	$12.89	$9.05	$16.48	$15.27

Total Return (%)	17.05	43.44	(41.88)	9.39	13.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.67	0.67	0.67	0.70
Net ratio of expenses to average net assets (%) (b)	0.62	0.65	0.65	0.66	0.68
Ratio of net Investment Income to average net assets (%)	0.15	0.35	0.61	0.64	0.65
Portfolio turnover rate (%)	42	55	59	61	55
Net assets, end of period (in millions)	$639.74	$570.42	$349.39	$552.46	$354.80

	Class B
	Year ended December 31,
	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.84		$9.01	$16.40	$15.19	$13.47

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	) (a)	0.01 (a)	0.05 (a)	0.06 (a)	0.05 (a)
Net realized and unrealized gain (loss) on investments	2.16		3.86	(6.63)	1.32	1.68

Total from investment operations	2.15		3.87	(6.58)	1.38	1.73

Less Distributions
Distributions from net investment income	(0.01)		(0.04)	(0.04)	(0.03)	(0.01)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00

Total distributions	(0.01)		(0.04)	(0.81)	(0.17)	(0.01)

Net Asset Value, End of Period	$14.98		$12.84	$9.01	$16.40	$15.19

Total Return (%)	16.74		43.03	(42.00)	9.15	12.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89		0.92	0.92	0.92	0.95
Net ratio of expenses to average net assets (%) (b)	0.87		0.90	0.90	0.91	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.10)		0.11	0.35	0.39	0.34
Portfolio turnover rate (%)	42		55	59	61	55
Net assets, end of period (in millions)	$231.67		$223.45	$161.93	$292.02	$298.58

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.85		$9.02	$16.42	$15.21	$13.49

Income (Loss) From Investment Operations
Net investment income (loss)	(0.00	) (a)(c)	0.02 (a)	0.06 (a)	0.08 (a)	0.07 (a)
Net realized and unrealized gain (loss) on investments	2.17		3.86	(6.63)	1.32	1.68

Total from investment operations	2.17		3.88	(6.57)	1.40	1.75

Less Distributions
Distributions from net investment income	(0.02)		(0.05)	(0.06)	(0.05)	(0.03)
Distributions from net realized capital gains	0.00		0.00	(0.77)	(0.14)	0.00

Total distributions	(0.02)		(0.05)	(0.83)	(0.19)	(0.03)

Net Asset Value, End of Period	$15.00		$12.85	$9.02	$16.42	$15.21

Total Return (%)	16.89		43.17	(41.95)	9.26	12.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79		0.82	0.82	0.82	0.85
Net ratio of expenses to average net assets (%) (b)	0.77		0.80	0.80	0.81	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.21	0.45	0.50	0.51
Portfolio turnover rate (%)	42		55	59	61	55
Net assets, end of period (in millions)	$20.60		$20.35	$15.61	$32.15	$30.33

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Net investment loss for the period was less than $(0.01).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$4,824,039	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. An identical agreement was in place for the period May 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2010 are included in the total amounts shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S.Government	U.S. Government	Non-U.S.Government
$0	$327,860,622	$0	$385,241,806

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$1,741,453	$3,337,313	$—	$—	$—	$—	$1,741,453	$3,337,313

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$543,187	$—	$224,578,286	$(118,489,458)	$106,632,015

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$106,685,707	$11,803,751	$118,489,458

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its services providers. The Fund’s maximum exposure under these arrangements if unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements —(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements —(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

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Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 34.90%, 34.66%, and 34.68%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, returned 30.27%.

MARKET ENVIRONMENT/CONDITIONS

Entering the year, the stock market continued the strong run it began last year. A bumpy ride ensued as macroeconomic concerns, including the European sovereign debt crisis, uneven U.S. economic data, and rising interest rates in developing economies, weighed on the minds of investors at times. Toward year-end, economic concerns faded, and companies reported strong earnings and balance sheets helping to continue the market’s advance. Small-cap growth stocks outperformed small-cap value stocks. Small-cap stocks outperformed mid- and large-cap stocks over the past 12 months.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s outperformance of its benchmark was driven by stock selection. Sector allocation subtracted a small amount from relative performance. Our selection of holdings was most beneficial in the Consumer Discretionary, Industrials and Business Services, Health Care, and Consumer Staples sectors. No sector detracted significantly from results versus the index. All sectors produced positive absolute returns.

Performance was broad-based within the Consumer Discretionary sector, with the media and internet and catalog retail industries at the forefront. The Portfolio’s top contributors in the sector included Liberty Media Capital and Chipotle Mexican Grill. Liberty Media Capital’s stock price rose as investors realized the underlying value of assets such as the well-known Atlanta Braves, Discovery Communications, and Sirius XM Satellite. Chipotle Mexican Grill benefited as mid- to high-end consumers began to spend again.

The machinery industry was a key contributor in the Industrials and Business Services space with investments in companies like Chart Industries and Gardner Denver. Chart Industries won a major contract to provide liquefied natural gas storage equipment. Gardner Denver manufactures compressors, vacuum, and fluid transfer products and has benefited from increased sales.

Investments in the health care equipment and supplies industry and select biotechnology companies contributed to results in the Health Care sector. The Portfolio benefited from holding Alexion Pharmaceuticals, whose primary drug Soliris is used to treat a rare blood disorder called PNH. The drug continues to generate significant revenue as the firm expands distribution.

We had positive results from our holdings in the Consumer Staples sector. A notable contributor was Boston Beer whose loyal customer base enabled the company to pass along price increases without hurting distribution.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

At the end of December, our largest sector commitments in absolute terms were Information Technology, Industrials and Business Services, Consumer Discretionary, and Health Care. Since the end of June, we have increased our allocation to the Information Technology and Industrials and Business Services sectors. We decreased our allocation to the Financials and Health Care sectors. We did not own any utility companies at the end of December. In relative terms, we were in line with the benchmark across most sectors. At the end of the period, we were slightly overweight in the Consumer Staples, Information Technology, and Industrials and Business Services sectors.

In terms of Portfolio characteristics, we continued to emphasize high-quality companies offering a high return on invested capital relative to our benchmark at the end of December. We also favored stocks with more attractive valuations. In addition, we maintained an overweight position in stocks of companies that we believed were good allocators of capital and had high free-cash-flow yields.

The Portfolio usually holds approximately 320 to 340 names. At the end of the period, we had nearly 350 issuers in the Portfolio reflecting its commitment to broad diversification and risk management in an uncertain environment, as well as the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	34.90	6.43	4.69	—
Class B	34.66	6.18	—	10.49
Class E	34.68	6.26	—	5.37
MSCI U.S. Small Cap Growth Index	30.27	6.08	5.26	—

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B and Class E shares are 3/3/97, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Informatica Corp.	1.1
Rovi Corp.	1.0
Gardner Denver, Inc.	1.0
Solera Holdings, Inc.	0.9
Core Laboratories NV	0.8
Deckers Outdoor Corp.	0.8
SM Energy Co.	0.7
Clean Harbors, Inc.	0.7
Alexion Pharmaceuticals, Inc.	0.7
FactSet Research Systems, Inc.	0.7

Top Sectors

% of Net Assets
Information Technology	27.9
Industrials	17.8
Consumer Discretionary	17.0
Health Care	15.6
Energy	7.3
Financials	5.9
Materials	4.8
Consumer Staples	2.2
Telecommunications	1.1
Cash & Equivalents	0.4

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.55%	$1,000.00	$1,359.00	$3.27
	Hypothetical*	0.55%	$1,000.00	$1,022.40	$2.80

Class B(a)	Actual	0.80%	$1,000.00	$1,358.10	$4.75
	Hypothetical*	0.80%	$1,000.00	$1,021.13	$4.08

Class E(a)	Actual	0.70%	$1,000.00	$1,359.30	$4.16
	Hypothetical*	0.70%	$1,000.00	$1,021.64	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—99.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.9%
Esterline Technologies Corp. (b)	30,100	$2,064,559
GenCorp, Inc. (a) (b)	124,700	644,699
Heico Corp. (Class A)	39,075	1,458,279
Hexcel Corp. (b)	95,700	1,731,213
Taser International, Inc. (b)	80,600	378,820
TransDigm Group, Inc. (b)	46,000	3,312,460
Triumph Group, Inc.	12,200	1,090,802

		10,680,832

Air Freight & Logistics—0.8%
HUB Group, Inc. (b)	58,200	2,045,148
UTi Worldwide, Inc.	117,300	2,486,760

		4,531,908

Airlines—0.7%
Allegiant Travel Co. (a) (b)	28,900	1,423,036
United Continental Holdings, Inc. (b)	112,800	2,686,896

		4,109,932

Auto Components—1.5%
Dana Holding Corp. (b)	107,500	1,850,075
Gentex Corp.	39,200	1,158,752
Tenneco, Inc. (b)	69,100	2,844,156
TRW Automotive Holdings Corp. (b)	45,400	2,392,580

		8,245,563

Beverages—0.6%
Boston Beer Co., Inc. (a) (b)	32,887	3,127,225

Biotechnology—5.6%
Acorda Therapeutics, Inc. (b)	26,600	725,116
Alexion Pharmaceuticals, Inc. (b)	48,700	3,922,785
Alkermes, Inc. (b)	93,700	1,150,636
Allos Therapeutics, Inc. (a) (b)	26,800	123,548
Alnylam Pharmaceuticals, Inc. (a) (b)	24,200	238,612
AMAG Pharmaceuticals, Inc. (b)	5,300	95,930
Arqule, Inc. (b)	55,000	322,850
Array Biopharma, Inc. (a) (b)	33,400	99,866
BioMarin Pharmaceutical, Inc. (a) (b)	77,100	2,076,303
Cepheid, Inc. (a) (b)	49,900	1,135,225
Cubist Pharmaceuticals, Inc. (b)	46,300	990,820
Exelixis, Inc. (a) (b)	146,600	1,203,586
Human Genome Sciences, Inc. (a) (b)	113,700	2,716,293
Idenix Pharmaceuticals, Inc. (a) (b)	111,000	559,440
Incyte Corp., Ltd. (a) (b)	221,000	3,659,760
InterMune, Inc. (b)	40,300	1,466,920
Lexicon Pharmaceuticals, Inc. (a) (b)	98,100	141,264
Momenta Pharmaceuticals, Inc. (a) (b)	23,900	357,783
Myriad Pharmaceuticals, Inc. (b)	10,625	44,200
Onyx Pharmaceuticals, Inc. (b)	48,300	1,780,821
Pharmasset, Inc. (a) (b)	25,300	1,098,273
Regeneron Pharmaceuticals, Inc. (a) (b)	74,400	2,442,552
Rigel Pharmaceuticals, Inc. (a) (b)	8,400	63,252
Savient Pharmaceuticals, Inc. (b)	36,900	411,066
Seattle Genetics, Inc. (a) (b)	64,500	964,275

Security Description	Shares	Value*

Biotechnology—(Continued)
Theravance, Inc. (a) (b)	54,400	$1,363,808
United Therapeutics Corp. (a) (b)	40,300	2,547,766

		31,702,750

Capital Markets—1.2%
Affiliated Managers Group, Inc. (b)	30,649	3,040,994
Cohen & Steers, Inc. (a)	11,100	289,710
E*Trade Financial Corp. (b)	26,860	429,760
Greenhill & Co., Inc.	14,000	1,143,520
Knight Capital Group, Inc. (b)	44,800	617,792
Stifel Financial Corp. (a) (b)	17,600	1,091,904

		6,613,680

Chemicals—2.7%
Intrepid Potash, Inc. (a) (b)	34,500	1,286,505
Koppers Holdings, Inc. (a)	33,800	1,209,364
Nalco Holding Co.	42,900	1,370,226
Rockwood Holdings, Inc. (b)	64,700	2,531,064
Senomyx, Inc. (a) (b)	59,500	424,235
Solutia, Inc. (b)	141,200	3,258,896
Stepan Co. (a)	16,800	1,281,336
The Scotts Miracle-Gro Co.	11,700	594,009
W.R. Grace & Co. (b)	88,400	3,105,492

		15,061,127

Commercial Banks—1.2%
Danvers Bancorp, Inc. (a)	34,900	616,683
Signature Bank (b)	55,900	2,795,000
SVB Financial Group (a) (b)	36,100	1,915,105
Texas Capital Bancshares, Inc. (a) (b)	59,100	1,257,057

		6,583,845

Commercial Services & Supplies—1.9%
ACCO Brands Corp. (a) (b)	69,900	595,548
Cenveo, Inc. (b)	108,300	578,322
Clean Harbors, Inc. (b)	46,900	3,943,352
Rollins, Inc. (a)	69,050	1,363,738
The Brink’s Co.	18,100	486,528
U.S. Ecology, Inc. (a)	24,300	422,334
Waste Connections, Inc. (a)	128,400	3,534,852

		10,924,674

Communications Equipment—4.6%
Acme Packet, Inc. (b)	37,000	1,966,920
ADTRAN, Inc. (a)	61,800	2,237,778
Arris Group, Inc. (b)	77,900	874,038
Blue Coat Systems, Inc. (a) (b)	66,600	1,989,342
Cogo Group, Inc. (b)	61,800	546,930
CommScope, Inc. (b)	36,600	1,142,652
Comtech Telecommunications Corp. (b)	45,200	1,253,396
DG FastChannel, Inc. (b)	63,000	1,819,440
F5 Networks, Inc. (b)	24,500	3,188,920
JDS Uniphase Corp. (b)	172,300	2,494,904
Plantronics, Inc. (a)	62,800	2,337,416
Polycom, Inc. (b)	67,193	2,619,183

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Riverbed Technology, Inc. (b)	91,100	$3,203,987

		25,674,906

Computers & Peripherals—0.2%
Synaptics, Inc. (a) (b)	46,400	1,363,232

Construction & Engineering—0.1%
MYR Group, Inc. (b)	32,000	672,000

Consumer Finance—0.1%
World Acceptance Corp. (b)	15,000	792,000

Containers & Packaging—0.7%
Crown Holdings, Inc. (b)	40,100	1,338,538
Greif, Inc.	8,600	532,340
Rock-Tenn Co.	40,500	2,184,975

		4,055,853

Distributors—0.2%
LKQ Corp. (b)	47,000	1,067,840

Diversified Consumer Services—1.2%
American Public Education, Inc. (a) (b)	18,300	681,492
Capella Education Co. (a) (b)	18,300	1,218,414
ITT Educational Services, Inc. (b)	10,100	643,269
Matthews International Corp.	28,900	1,010,922
Steiner Leisure, Ltd. (b)	33,700	1,573,790
Weight Watchers International, Inc.	47,500	1,780,775

		6,908,662

Diversified Financial Services—1.1%
MSCI, Inc. (b)	87,378	3,404,247
NewStar Financial, Inc. (a) (b)	135,900	1,436,463
Portfolio Recovery Associates, Inc. (b)	15,900	1,195,680

		6,036,390

Diversified Telecommunication Services—0.4%
Premiere Global Services, Inc. (a) (b)	62,200	422,960
tw telecom, inc. (b)	100,000	1,705,000

		2,127,960

Electrical Equipment—2.2%
Acuity Brands, Inc. (a)	52,900	3,050,743
General Cable Corp. (b)	35,500	1,245,695
II-VI, Inc. (b)	46,600	2,160,376
Thomas & Betts Corp. (b)	55,700	2,690,310
Woodward Governor Co. (a)	92,700	3,481,812

		12,628,936

Electronic Equipment, Instruments & Components—2.2%
Anixter International, Inc. (b)	38,400	2,293,632
Coherent, Inc. (b)	30,500	1,376,770
CyberOptics Corp. (a) (b)	101,837	869,688
Dolby Laboratories, Inc. (Class A) (b)	43,800	2,921,460

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (b)	25,300	$1,402,885
Power-One, Inc. (a) (b)	111,500	1,137,300
Rofin-Sinar Technologies, Inc. (b)	29,300	1,038,392
Trimble Navigation, Ltd. (b)	27,000	1,078,110

		12,118,237

Energy Equipment & Services—4.1%
Atwood Oceanics, Inc. (b)	45,100	1,685,387
Complete Production Services, Inc. (b)	80,900	2,390,595
Core Laboratories NV (a)	48,700	4,336,735
Dawson Geophysical Co. (a) (b)	17,000	542,300
Dril-Quip, Inc. (b)	27,200	2,113,984
Gulf Island Fabrication, Inc.	28,800	811,584
Helix Energy Solutions Group, Inc. (b)	50,100	608,214
ION Geophysical Corp. (a) (b)	49,800	422,304
Oceaneering International, Inc. (b)	23,500	1,730,305
Oil States International, Inc. (b)	55,500	3,556,995
Superior Energy Services, Inc. (b)	65,800	2,302,342
Tesco Corp. (a) (b)	70,200	1,114,776
Tetra Technologies, Inc. (b)	66,400	788,168
Unit Corp. (b)	11,100	515,928

		22,919,617

Food Products—0.6%
J&J Snack Foods Corp.	36,900	1,780,056
TreeHouse Foods, Inc. (a) (b)	33,100	1,691,079

		3,471,135

Health Care Equipment & Supplies—2.8%
American Medical Systems Holdings, Inc. (a) (b)	58,600	1,105,196
ArthroCare Corp. (b)	23,500	729,910
Edwards Lifesciences Corp. (b)	27,600	2,231,184
HeartWare International, Inc. (b)	10,700	936,999
IDEXX Laboratories, Inc. (b)	39,000	2,699,580
Integra LifeSciences Holdings Corp. (b)	18,700	884,510
Masimo Corp. (a) (b)	32,200	936,054
Meridian Bioscience, Inc. (a)	72,900	1,688,364
Orthofix International NV (b)	23,800	690,200
Sirona Dental Systems, Inc. (b)	43,500	1,817,430
Stereotaxis, Inc. (a) (b)	7,600	29,108
STERIS Corp. (a)	23,900	871,394
Thoratec Corp. (a) (b)	45,300	1,282,896

		15,902,825

Health Care Providers & Services—3.0%
Alliance HealthCare Services, Inc. (a) (b)	69,100	292,984
Amedisys, Inc. (b)	28,533	955,855
Catalyst Health Solutions, Inc. (b)	42,900	1,994,421
Centene Corp. (b)	44,200	1,120,028
Chemed Corp.	20,000	1,270,200
Corvel Corp. (b)	23,300	1,126,555
Gentiva Health Services, Inc. (b)	44,300	1,178,380
Healthsouth Corp. (a) (b)	73,100	1,513,901
Healthspring, Inc. (b)	40,300	1,069,159
Mednax, Inc. (b)	17,400	1,170,846

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
PharMerica Corp. (b)	53,200	$609,140
PSS World Medical, Inc. (a) (b)	45,500	1,028,300
Sun Healthcare Group, Inc. (b)	22,433	284,002
Tenet Healthcare Corp. (b)	350,200	2,342,838
VCA Antech, Inc. (a) (b)	43,800	1,020,102

		16,976,711

Health Care Technology—0.7%
Allscripts Heathcare Solutions, Inc. (b)	82,020	1,580,525
Cerner Corp. (a) (b)	14,000	1,326,360
MedAssets, Inc. (a) (b)	32,900	664,251
Vital Images, Inc. (b)	23,200	324,336

		3,895,472

Hotels, Restaurants & Leisure—2.7%
CEC Entertainment, Inc. (a) (b)	22,600	877,558
Chipotle Mexican Grill, Inc. (Class A) (b)	9,200	1,956,472
Choice Hotels International, Inc. (a)	21,300	815,151
Denny’s Corp. (b)	250,100	895,358
P.F. Chang’s China Bistro, Inc. (b)	29,100	1,410,186
Panera Bread Co. (a) (b)	33,200	3,360,172
Red Robin Gourmet Burgers, Inc. (a) (b)	13,600	291,992
The Cheesecake Factory, Inc. (a) (b)	73,100	2,241,246
WMS Industries, Inc. (b)	68,150	3,083,106

		14,931,241

Household Durables—0.5%
Tempur-Pedic International, Inc. (b)	69,200	2,772,152

Household Products—0.2%
Church & Dwight Co., Inc.	20,300	1,401,106

Insurance—0.6%
Amtrust Financial Services, Inc. (a)	46,800	819,000
HCC Insurance Holdings, Inc.	47,400	1,371,756
StanCorp Financial Group, Inc.	24,000	1,083,360
The Navigators Group, Inc. (b)	6,300	317,205

		3,591,321

Internet & Catalog Retail—1.1%
HSN, Inc. (a) (b)	41,500	1,271,560
PetMed Express, Inc. (a)	36,500	650,065
priceline.com, Inc. (b)	6,100	2,437,255
Shutterfly, Inc. (b)	45,600	1,597,368

		5,956,248

Internet Software & Services—1.9%
j2 Global Communications, Inc. (a) (b)	59,300	1,716,735
MercadoLibre, Inc. (b)	30,700	2,046,155
Perficient, Inc. (b)	77,300	966,250
RealNetworks, Inc. (b)	202,100	848,820
SINA Corp. (b)	30,400	2,092,128
Sohu.com, Inc. (b)	23,000	1,460,270
ValueClick, Inc. (a) (b)	73,200	1,173,396

Security Description	Shares	Value*

Internet Software & Services—(Continued)
WebMD Health Corp. (b)	9,400	$479,964

		10,783,718

IT Services—3.7%
CACI International, Inc. (b)	7,800	416,520
Gartner, Inc. (Class A) (b)	98,700	3,276,840
Genpact, Ltd. (b)	60,200	915,040
Global Payments, Inc.	50,120	2,316,045
Heartland Payment Systems, Inc. (a)	21,660	333,997
MAXIMUS, Inc.	30,600	2,006,748
NCI, Inc. (b)	87,569	2,013,211
NeuStar, Inc. (b)	38,200	995,110
SRA International, Inc. (b)	34,100	697,345
TeleTech Holdings, Inc. (b)	56,400	1,161,276
TNS, Inc. (a) (b)	50,718	1,054,935
Unisys Corp. (b)	30,809	797,645
VeriFone Systems, Inc. (a) (b)	83,000	3,200,480
Wright Express Corp. (b)	31,000	1,426,000

		20,611,192

Leisure Equipment & Products—1.0%
Brunswick Corp. (a)	91,400	1,712,836
Polaris Industries, Inc.	40,200	3,136,404
Pool Corp.	39,600	892,584

		5,741,824

Life Sciences Tools & Services—1.5%
Bio-Rad Laboratories, Inc. (b)	12,800	1,329,280
Bruker Corp. (b)	77,400	1,284,840
eResearch Technology, Inc. (b)	35,900	263,865
Illumina, Inc. (a) (b)	41,000	2,596,940
Mettler-Toledo International, Inc. (b)	15,000	2,268,150
Parexel International Corp. (b)	46,600	989,318

		8,732,393

Machinery—6.0%
Actuant Corp.	127,000	3,380,740
ArvinMeritor, Inc. (b)	119,700	2,456,244
Chart Industries, Inc. (b)	47,800	1,614,684
Gardner Denver, Inc.	80,200	5,519,364
Graco, Inc. (a)	57,300	2,260,485
IDEX Corp.	57,300	2,241,576
John Bean Technologies Corp.	47,800	962,214
Middleby Corp. (b)	33,400	2,819,628
NACCO Industries, Inc.	10,700	1,159,559
Nordson Corp. (a)	25,800	2,370,504
Robbins & Myers, Inc. (a)	50,400	1,803,312
Toro Co.	49,500	3,051,180
Valmont Industries, Inc. (a)	18,300	1,623,759
Wabtec Corp.	52,500	2,776,725

		34,039,974

Marine—0.5%
Horizon Lines, Inc. (a)	45,200	197,524

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Marine—(Continued)
Kirby Corp. (a) (b)	54,800	$2,413,940

		2,611,464

Media—2.0%
CTC Media, Inc. (a) (b)	55,000	1,288,650
John Wiley & Sons, Inc.	36,500	1,651,260
Knology, Inc. (b)	51,200	800,256
Liberty Media Capital Corp. (Series A) (b)	50,700	3,171,792
Madison Square Garden, Inc. (b)	54,700	1,410,166
National CineMedia, Inc. (a)	42,500	846,175
SIRIUS XM Radio, Inc. (a) (b)	1,218,500	1,998,340

		11,166,639

Metals & Mining—1.4%
Allied Nevada Gold Corp. (b)	50,700	1,333,917
Carpenter Technology Corp.	31,100	1,251,464
Compass Minerals International, Inc.	21,700	1,937,159
Royal Gold, Inc.	18,300	999,729
Stillwater Mining Co. (b)	106,900	2,282,315

		7,804,584

Multiline Retail—0.3%
Big Lots, Inc. (b)	60,400	1,839,784

Oil, Gas & Consumable Fuels—3.2%
Bill Barrett Corp. (a) (b)	12,500	514,125
Clayton Williams Energy, Inc. (b)	16,500	1,385,505
Comstock Resources, Inc. (b)	41,900	1,029,064
Concho Resources, Inc. (b)	40,700	3,568,169
Gran Tierra Energy, Inc. (b)	208,600	1,679,230
Northern Oil & Gas, Inc. (b)	70,000	1,904,700
Patriot Coal Corp. (a) (b)	84,800	1,642,576
Rex Energy Corp. (a) (b)	35,900	490,035
SM Energy Co.	68,300	4,024,919
Whiting Petroleum Corp. (b)	14,400	1,687,536

		17,925,859

Personal Products—0.7%
Alberto-Culver Co.	23,500	870,440
Herbalife, Ltd.	48,300	3,302,271

		4,172,711

Pharmaceuticals—2.3%
Akorn, Inc. (b)	94,100	571,187
Auxilium Pharmaceuticals, Inc. (a) (b)	33,200	700,520
AVANIR Pharmaceuticals, Inc. (a) (b)	176,400	719,712
Cadence Pharmaceuticals, Inc. (a) (b)	32,400	244,620
MAP Pharmaceuticals, Inc. (a) (b)	25,200	421,848
Nektar Therapeutics (a) (b)	73,600	945,760
Par Pharmaceutical Cos., Inc. (b)	46,100	1,775,311
Salix Pharmaceuticals, Ltd. (b)	53,100	2,493,576
The Medicines Co. (b)	74,700	1,055,511
Valeant Pharmaceuticals International, Inc. (a) (b)	88,314	2,498,403
ViroPharma, Inc. (b)	66,100	1,144,852

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
XenoPort, Inc. (a) (b)	25,200	$214,704

		12,786,004

Professional Services—1.2%
Huron Consulting Group, Inc. (a) (b)	34,500	912,525
IHS, Inc. (b)	20,200	1,623,878
Korn/Ferry International (b)	44,200	1,021,462
The Advisory Board Co. (b)	33,300	1,586,079
Towers Watson & Co.	28,400	1,478,504

		6,622,448

Real Estate Investment Trusts—0.7%
DuPont Fabros Technology, Inc. (a)	45,700	972,039
Sabra Healthcare REIT, Inc.	22,433	412,767
Strategic Hotels & Resorts, Inc. (b)	78,300	414,207
Taubman Centers, Inc. (a)	42,000	2,120,160

		3,919,173

Real Estate Management & Development—0.7%
Forest City Enterprises, Inc. (b)	92,000	1,535,480
Jones Lang LaSalle, Inc.	31,500	2,643,480

		4,178,960

Road & Rail—1.3%
Avis Budget Group, Inc. (b)	109,900	1,710,044
Landstar System, Inc.	48,000	1,965,120
Old Dominion Freight Line, Inc. (b)	73,500	2,351,265
RailAmerica, Inc. (b)	90,600	1,173,270

		7,199,699

Semiconductors & Semiconductor Equipment—5.6%
Advanced Energy Industries, Inc. (b)	49,400	673,816
Amkor Technology, Inc. (a) (b)	145,500	1,075,245
Atheros Communications, Inc. (a) (b)	70,200	2,521,584
Atmel Corp. (b)	283,400	3,491,488
Cabot Microelectronics Corp. (b)	17,900	741,955
Cymer, Inc. (b)	37,500	1,690,125
Cypress Semiconductor Corp. (b)	166,100	3,086,138
Diodes, Inc. (b)	49,400	1,333,306
FEI Co. (a) (b)	41,600	1,098,656
Micrel, Inc. (a)	83,200	1,080,768
Microsemi Corp. (b)	98,300	2,251,070
ON Semiconductor Corp. (b)	197,500	1,951,300
Pericom Semiconductor Corp. (b)	35,135	385,782
PMC-Sierra, Inc. (b)	125,400	1,077,186
Semtech Corp. (b)	80,400	1,820,256
Silicon Laboratories, Inc. (b)	57,100	2,627,742
Tessera Technologies, Inc. (b)	32,300	715,445
Varian Semiconductor Equipment Associates, Inc. (b)	65,050	2,404,899
Veeco Instruments, Inc. (a) (b)	30,700	1,318,872

		31,345,633

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—(Continued)

Security Description	Shares	Value*

Software—9.5%
Actuate Corp. (a) (b)	111,119	$633,378
Advent Software, Inc. (b)	16,100	932,512
ANSYS, Inc. (b)	34,030	1,771,942
AsiaInfo Holdings, Inc. (a) (b)	39,600	656,172
Blackboard, Inc. (a) (b)	54,600	2,254,980
CommVault Systems, Inc. (b)	51,400	1,471,068
Epicor Software Corp. (b)	46,000	464,600
FactSet Research Systems, Inc.	40,100	3,759,776
Fortinet, Inc. (b)	68,900	2,228,915
Informatica Corp. (b)	143,000	6,296,290
Jack Henry & Associates, Inc. (a)	27,400	798,710
Kenexa Corp. (b)	48,400	1,054,636
MICROS Systems, Inc. (b)	80,500	3,530,730
Monotype Imaging Holdings, Inc. (b)	101,905	1,131,146
Net 1 UEPS Technologies, Inc. (b)	40,600	497,756
Netscout Systems, Inc. (b)	58,700	1,350,687
Opnet Technologies, Inc.	73,600	1,970,272
Parametric Technology Corp. (b)	103,100	2,322,843
Progress Software Corp. (b)	20,000	846,400
Quest Software, Inc. (b)	54,600	1,514,604
Rovi Corp. (b)	93,400	5,791,734
Solera Holdings, Inc.	98,400	5,049,888
Taleo Corp. (b)	55,470	1,533,745
TIBCO Software, Inc. (b)	182,800	3,602,988
Ultimate Software Group, Inc. (b)	46,000	2,236,980

		53,702,752

Specialty Retail—3.6%
Aaron’s, Inc.	57,500	1,172,425
Aeropostale, Inc. (b)	85,725	2,112,264
Ascena Retail Group, Inc. (b)	72,100	1,904,882
Guess?, Inc.	32,500	1,537,900
Hibbett Sports, Inc. (b)	38,350	1,415,115
JOS A. Bank Clothiers, Inc. (a) (b)	37,500	1,512,000
Monro Muffler Brake, Inc.	89,100	3,081,969
Office Depot, Inc. (b)	94,500	510,300
Sally Beauty Holdings, Inc. (b)	142,700	2,073,431
The Children’s Place Retail Stores, Inc. (b)	27,700	1,375,028
Tractor Supply Co.	77,300	3,748,277

		20,443,591

Textiles, Apparel & Luxury Goods—3.0%
Deckers Outdoor Corp. (b)	52,800	4,210,272
Fossil, Inc. (b)	51,949	3,661,366
Hanesbrands, Inc. (b)	67,200	1,706,880
Iconix Brand Group, Inc. (a) (b)	70,000	1,351,700
Phillips-Van Heusen Corp.	54,300	3,421,443
The Warnaco Group, Inc. (b)	45,100	2,483,657

		16,835,318

Thrifts & Mortgage Finance—0.3%
MGIC Investment Corp. (b)	92,000	937,480
Radian Group, Inc.	78,000	629,460

		1,566,940

Security Description	Shares	Value*

Trading Companies & Distributors—1.1%
Beacon Roofing Supply, Inc. (b)	65,400	$1,168,698
MSC Industrial Direct Co.	34,300	2,218,867
RSC Holdings, Inc. (b)	124,800	1,215,552
United Rentals, Inc. (a) (b)	81,800	1,860,950

		6,464,067

Wireless Telecommunication Services—0.7%
SBA Communications Corp. (a) (b)	67,700	2,771,638
Syniverse Holdings, Inc. (b)	32,900	1,014,965

		3,786,603

Total Common Stock (Identified Cost $423,163,695)		561,126,710

Short Term Investments—12.5%

Mutual Funds—12.5%
State Street Navigator Securities Lending Prime Portfolio (c)	64,977,969	64,977,969
T. Rowe Price Reserve Investment Fund (d)	5,613,248	5,613,248

Total Short Term Investments (Identified Cost $70,591,217)		70,591,217

Total Investments—112.1% (Identified Cost $493,754,912) (e)		631,717,927
Liabilities in excess of other assets		(68,422,999)

Net Assets—100.0%		$563,294,928

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $62,832,201 and the collateral received consisted of cash in the amount of $64,977,969 and non-cash collateral with a value of $178,607. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $495,594,957. The aggregate unrealized appreciation and depreciation of investments was $154,074,346 and $(17,951,376), respectively, resulting in net unrealized appreciation of $136,122,970 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2009	Shares Purchased Since December 31, 2009	Shares Sold Since December 31, 2009	Number of Shares Held at December 31, 2010	Realized Gain/Loss on Shares Sold	Income For Year Ended December 31, 2010
T. Rowe Price Reserve Investment Fund	1,179,281	81,870,751	77,436,784	5,613,248	$0	$6,556

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock *	$561,126,710	$—	$—	$561,126,710
Total Short Term Investments *	70,591,217	—	—	70,591,217
Total Investments	$631,717,927	$—	$—	$631,717,927

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a) (b)		$631,717,927
Receivable for:
Securities sold		5,345,602
Fund shares sold		138,488
Accrued interest and dividends		71,609

Total Assets		637,273,626
Liabilities
Payable for:
Securities purchased	$6,567,912
Fund shares redeemed	2,033,588
Collateral for securities loaned	64,977,969
Accrued expenses:
Management fees	224,006
Distribution and service fees	57,639
Deferred directors’ fees	17,118
Other expenses	100,466

Total Liabilities		73,978,698

Net Assets		$563,294,928

Net assets consists of:
Paid in surplus		$435,595,593
Net investment loss		(17,118)
Accumulated net realized losses		(10,246,562)
Unrealized appreciation on investments		137,963,015

Net Assets		$563,294,928

Net Assets
Class A		$280,955,125
Class B		266,012,710
Class E		16,327,093
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		17,136,994
Class B (25,000,000)		16,744,490
Class E (5,000,000)		1,017,925
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.39
Class B		15.89
Class E		16.04

(a)	Identified cost of investments was $493,754,912.
(b)	Includes securities on loan with a value of $62,832,201.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$2,208,712
Interest (b)		417,235

		2,625,947
Expenses
Management fees	$2,321,201
Distribution and service fees – Class B	529,071
Distribution and service fees – Class E	20,359
Directors’ fees and expenses	48,653
Custodian and accounting	80,989
Audit and tax services	37,862
Legal	8,270
Shareholder reporting	105,833
Insurance	5,326
Miscellaneous	11,529

Total expenses	3,169,093
Less broker commission recapture	(617)
Management fee waivers	(88,949)	3,079,527

Net Investment Loss		(453,580)

Net Realized and Unrealized Gain
Net realized gain on:
Investments		24,817,891
Net change in unrealized appreciation on:
Investments		119,702,974

Net realized and unrealized gain		144,520,865

Net Increase in Net Assets From Operations		$144,067,285

(a)	Net of foreign taxes of $21,615.
(b)	Includes net income on securities loaned of $409,870.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(453,580)	$84,593
Net realized gain (loss)	24,817,891	(21,779,034)
Net change in unrealized appreciation	119,702,974	141,435,581

Increase in net assets from operations	144,067,285	119,741,140

From Distributions to Shareholders
Net investment income
Class A	0	(641,485)
Class B	0	(93,552)
Class E	0	(17,311)

	0	(752,348)

Net realized capital gain
Class A	0	(5,040,237)
Class B	0	(4,287,816)
Class E	0	(297,536)

Total distributions	0	(10,377,937)

Decrease in net assets from capital share transactions	(1,866,693)	(6,990,296)

Total increase in net assets	142,200,592	102,372,907

Net Assets
Beginning of the period	421,094,336	318,721,429

End of the period	$563,294,928	$421,094,336

(Overdistributed) Net Investment Income (Loss)
End of the period	$(17,118)	$(4,075)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,374,874	$18,952,226	1,195,926	$11,650,771
Reinvestments	0	0	643,457	5,681,722
Redemptions	(2,238,144)	(30,074,261)	(2,651,944)	(26,297,111)

Net decrease	(863,270)	$(11,122,035)	(812,561)	$(8,964,618)

Class B
Sales	4,113,927	$54,272,214	2,965,876	$28,213,858
Reinvestments	0	0	510,055	4,381,368
Redemptions	(3,429,859)	(44,396,082)	(3,125,476)	(29,807,741)

Net increase	684,068	$9,876,132	350,455	$2,787,485

Class E
Sales	305,519	$4,152,684	192,222	$1,862,241
Reinvestments	0	0	36,356	314,847
Redemptions	(363,019)	(4,773,474)	(322,107)	(2,990,251)

Net decrease	(57,500)	$(620,790)	(93,529)	$(813,163)

Decrease derived from capital share transactions		$(1,866,693)		$(6,990,296)

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.15		$9.05		$17.26	$15.72		$15.13

Income (Loss) From Investment Operations
Net investment income (loss)	0.00	(a)	0.01	(a)	0.03 (a)	(0.02	)(a)	(0.03)
Net realized and unrealized gain (loss) on investments	4.24		3.41		(5.33)	1.56		0.62

Total from investment operations	4.24		3.42		(5.30)	1.54		0.59

Less Distributions
Distributions from net investment income	0.00		(0.04)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		(0.32)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$16.39		$12.15		$9.05	$17.26		$15.72

Total Return (%)	34.90		38.97		(36.19)	9.86		3.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57		0.62		0.59	0.59		0.60
Net ratio of expenses to average net assets (%) (b)	0.55		0.60		0.57	0.57		0.59
Ratio of net investment income (loss) to average net assets (%)	0.02		0.14		0.23	(0.12)		(0.19)
Portfolio turnover rate (%)	33		28		73	51		38
Net assets, end of period (in millions)	$280.96		$218.72		$170.24	$294.46		$349.26

	Class B
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.80		$8.79		$16.89	$15.42		$14.88

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	(0.01	)(a)	0.01 (a)	(0.06	)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	4.12		3.31		(5.20)	1.53		0.59

Total from investment operations	4.09		3.30		(5.19)	1.47		0.54

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		(0.29)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$15.89		$11.80		$8.79	$16.89		$15.42

Total Return (%)	34.66		38.63		(36.32)	9.53		3.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82		0.87		0.84	0.84		0.85
Net ratio of expenses to average net assets (%) (b)	0.80		0.85		0.82	0.82		0.84
Ratio of net investment income (loss) to average net assets (%)	(0.22)		(0.11)		0.10	(0.36)		(0.44)
Portfolio turnover rate (%)	33		28		73	51		38
Net assets, end of period (in millions)	$266.01		$189.57		$138.12	$54.37		$45.21

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.91		$8.87		$17.00	$15.50		$14.95

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.00	)(a)(c)	0.01 (a)	(0.04	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	4.15		3.34		(5.23)	1.54		0.61

Total from investment operations	4.13		3.34		(5.22)	1.50		0.55

Less Distributions
Distributions from net investment income	0.00		(0.02)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		(0.30)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$16.04		$11.91		$8.87	$17.00		$15.50

Total Return (%)	34.68		38.78		(36.25)	9.68		3.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72		0.77		0.74	0.74		0.75
Net ratio of expenses to average net assets (%) (b)	0.70		0.75		0.72	0.72		0.74
Ratio of net investment income (loss) to average net assets (%)	(0.14)		(0.01)		0.09	(0.26)		(0.35)
Portfolio turnover rate (%)	33		28		73	51		38
Net assets, end of period (in millions)	$16.33		$12.80		$10.36	$16.65		$18.50

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(c)	Net investment loss for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$2,321,201	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$151,482,746	$0	$153,000,379

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$—	$799,964	$—	$9,573,131	$—	$4,842	$—	$10,377,937

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$136,122,970	$(8,406,519)	$127,716,451

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $8,406,519 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those

MSF-25

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Van Eck Global Natural Resources Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 29.39% and 29.02%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) North American Natural Resources Index1, returned 23.88%.

MARKET ENVIRONMENT/CONDITIONS

The first six months of 2010 were a very challenging period for hard asset commodities and their corresponding equity sectors. Although we began 2010 cautiously confident that the global economy was on a path to moderate recovery, it appeared by the second quarter, that the positive impact of 2009’s broad-ranging government stimulus had abated. Several other economic assaults in the first half appeared to thwart the nascent global recovery, including the European sovereign debt crisis, a slowdown in China’s growth, and, here in the U.S., a persistent 10% unemployment rate and April’s disastrous Gulf of Mexico BP Macondo oil spill. When we wrote to you at midyear, fears of global economic weakness had taken hold among most investors, and this somewhat bleak global economic outlook persisted through the end of the summer.

However, in late August, relief was granted to equity investors as Federal Reserve Chairman Ben Bernanke announced that the U.S. Federal Reserve would initiate a second round of quantitative easing in order to spur economic growth. This monetary support, via a renewal of large-scale asset purchases, proved very beneficial to hard assets investments in the third and fourth quarters. At the same time, the continuing demand from emerging markets for commodities accelerated as the year progressed and expansive monetary policies from many of the OECD countries (the Organization for Economic Cooperation and Development—a group of 27 advanced and less advanced nations) continued to drive demand for physical assets.

From September through the end of 2010, hard asset commodities and their corresponding equity sectors rallied strongly. In the second half, the price of gold hit record highs, crude oil and copper experienced their biggest gains since 2009, and agriculture commodities soared. Agricultural commodities were the leading hard assets performers in 2010, boosted by adverse weather conditions and strong global demand. Cotton, coffee, soy bean and sugar prices rose dramatically in 2010, and were among the best performing commodities for the year (up 98%, 67%, 35% and 24%, respectively). Drought in Russia, and here in the U.S., helped send wheat prices substantially higher in 2010. Throughout the year, challenging weather in some of the main growing countries was an overall benefit to agriculture commodity prices.

Base and industrial metals were also very strong in the second half, supported by quantitative easing from the U.S. Federal Reserve (the Fed), which, in turn, put pressure on the U.S. dollar and supported U.S. dollar-based assets. The launch of several new physically-backed industrial metals ETFs (Exchange Traded Funds), declining metals inventories and continued strong demand from Asia helped fuel the rally in the base metals sector. For the year, copper prices rose 30%

and nickel gained 32%; and although zinc and aluminum prices rose very strongly in the second half, first-half results proved a drag on 12-month returns.

In 2010, gold posted its tenth consecutive year of gains and its second best annual performance of the past decade. Gold bullion prices gained approximately 29.5%, and closed on December 31, 2010, at $1,421 per ounce. After a slow start, gold bullion prices gained momentum in April and rose to a new all-time high of $1,265 per ounce on June 21. After pausing for a summer consolidation, gold bullion began another ascent in September and reached its peak on December 7th at $1,431. Gold’s advance was largely driven by investors’ flight to safety, persistently declining U.S. interest rates accelerated by the Fed’s purchasing of U.S. Treasuries, and momentum within the gold market itself. Also, throughout the year calls for central banks around the globe to increase gold holdings continued, with the latest demand from Korea and China. On the equity side, gold mining shares, as measured by the NYSE Arca Gold Miners Index were up 34.75% in 2010, outpacing the performance of the underlying precious metal, reflecting both the strength in gold bullion prices and robust investor demand.

Silver also posted an historic rally in 2010, rendering gold’s performance tame in comparison. Silver prices rose 83.2% in 2010, ending the year at $30.92 per ounce and trading above the $30 per ounce mark for the first time since 1980. Silver appears to have rebounded steadily from severely oversold levels following the 2008 stock market crash. Silver, the “poor man’s gold”, has seen a rise in investment demand as a metal with a history of monetary value. Finally, Chinese manufacturers continued to fuel industrial demand for silver, which is used in the production of myriad electronics products.

Although it was the best performing sector in 2009, the Energy sector generated mixed results throughout 2010, pressured by a falloff in demand from many of the developed nations and abundant U.S. petroleum inventories, which are their highest levels in more than 20 years. Crude oil prices stood at $79.36 a barrel at the start of the year, and closed just above $90 per barrel by year-end, a gain of 15.15%. Natural gas prices, on the other hand, fell 32.59%, as natural gas storage levels remained high. On the equity side, the impact of the oil spill in the Gulf of Mexico abated with the long-awaited capping of the BP Macondo well. Major oil companies rose 17.04%, as measured by the NYSE Arca Oil Index, and oil services stocks gained 26.93%, as tracked by the Philadelphia Oil Services Index. Coal prices also trended up during the year, boosted by growing demand from Asia.

PORTFOLIO REVIEW/CURRENT POSITIONING

Throughout 2010, our investment strategy was focused on finding the right balance between the short-term positive influences of global monetary policy and the negative drivers of continued European sovereign risk, stubborn unemployment, and budget deficits in the developed world. For most of 2010, we reduced positions in companies across the hard asset universe that we believed had no near-term

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

performance catalysts, making decisions on an individual security basis rather than from any sector perspective.

Energy Holdings

As a key theme, the Portfolio’s allocation to the Energy sector increased slightly over the span of 2010. For the twelve-month period, the Energy sector generated divergent performance, as did the Portfolio’s energy-related company holdings, which produced the Portfolio’s biggest contributors and, at the same time, its greatest detractors for the year.

Within the Portfolio’s energy holdings, we strategically repositioned the Portfolio in several areas. In the first half of the year we increased the Portfolio’s exposure to coal producers, given positive supply/demand pressures; and we maintained this overweighted position (relative to the Portfolio’s benchmark index) throughout the year. In response to the Gulf of Mexico BP Macondo oil spill in April, we replaced several deepwater drilling companies. Although the Macondo well was successfully capped in August, the impact of the Gulf of Mexico BP Macondo oil spill was felt throughout the year. We anticipated that capital earmarked for the Gulf of Mexico would be redirected to onshore North America and international drilling operations. As a group, deepwater drillers underperformed in 2010; deepwater equipment companies were hurt by project delays; and finally exploration and production companies with deepwater projects were impacted by fears of production cuts and by anticipation of higher incremental costs. At the same time, however, increased safety and environmental regulations resulting from the spill did benefit several major oil service contractors. In the second half of the year, we were able to add to the Portfolio’s positions in exploration and production companies and oil services companies within the energy sector. Throughout the year, the Portfolio had lesser exposures to integrated oil companies and oil refiners.

Three of the Portfolio’s top five performers in 2010 were energy-related holdings. The biggest contributor to Portfolio performance in 2010 was Texas-based Newfield Exploration. The company benefitted from a substantial increase in domestic oil production in 2010, a 25% increase over volume in 2009. Management has worked hard to improve margins by lowering costs and improving efficiencies, and has remained focused on oil rather than natural gas production, a positive decision given the latter’s weakness. Texas-based Halliburton was another top energy performer for the Portfolio; we acquired the service contractor shortly after its price faltered in the wake of the Gulf of Mexico BP Macondo spill. Halliburton is a good example of one of our key energy investment themes: an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending and service intensity in the international arena. Halliburton benefitted in the second half of 2010 from better-than-expected drilling activity, favorable pricing in the U.S., tight supply/demand fundamentals for domestic service companies, and higher-than-expected earnings estimates. Finally, another Texas-based oil company, Brigham Exploration Company, was the fifth ranked contributor to Portfolio performance in 2010. Brigham boasted better-than-expected production volumes in 2010, expanded its capital budget, and in October, announced the completion and successful drilling results in its Rough Rider Three Forks well in North Dakota.

By contrast, notable performance detractors in the energy sector were Transocean, (sold by mid year), Petrohawk Energy and Petroleo Brasileiro SA. (sold by mid year). In contrast to the three top energy winners detailed above, these three holdings were among the Portfolio’s bottom five holdings in terms of performance in 2010. Norwegian rig owner Transocean was hit hard by repercussions of the Gulf of Mexico BP Macondo spill, and has been named in a lawsuit (along with BP, Anadarko and several other parties) filed by the U.S. government that alleges, among other things, negligent behavior and poor safety standards in connection with the spill. Texas-based Petrohawk Energy, which engages in the exploration and production of natural gas and oil, was hurt in 2010 by weakening natural gas prices. Finally, Brazilian state-run energy giant Petroleo Brasileiro S.A. was hurt by uncertainty over their pending resource acquisition from the Brazilian government and associated capitalization.

Among the Portfolio’s coal related holdings, it is worth noting the positive contributions made by U.S. coal producers Alpha Natural Resources and Walter Energy. Alpha Natural Resources performed well in the second half on increased Chinese demand for metallurgical coal. Walter Energy, a producer of steelmaking coal based in Florida, was also a solid performer for the Portfolio. At the end of the period, we remained bullish on coal, particularly metallurgical coal, which is used in the steel-making process. China has been a big driver of coal demand, and we also believed that Brazil and India will continue to be supportive.

Precious Metals Holdings

Strong share price appreciation, along with some tactical gold acquisitions, helped the Portfolio’s allocation in Precious Metals to hold steady during the period. The Portfolio especially benefited from its exposure to small-cap or “junior” mining stocks. Canada’s Red Back Mining stock gained 140.2% in 2010 even though its last trading day was in September. On September 20, it was acquired by Canada’s Kinross Gold (position sold as of June 30), mainly for its newly discovered world-class extensions to the Tasiast deposit in Mauritania, one of the largest recent gold finds in the world. Canada’s Osisko Mining was another strong performer for the Portfolio, with its shares nearly doubling during the twelve-month period, as it developed the Canadian Malartic mine in Quebec and announced a friendly acquisition of Canada’s Brett Resources. Finally, Canada’s Agnico-Eagle Mines was a notable gold mining performer for the Portfolio. Although the company has struggled with recovery and throughput issues at several of its gold plants, it is in the final stages of establishing five new operations globally.

By contrast, the only precious metals holding that generated a negative return for the Portfolio during the annual period was Canada’s

MSF-3

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

Kinross Gold, as we sold its shares before it advanced in the second half upon acquiring Red Back Mining. We went on to purchase additional Kinross shares in November and December.

Base and Industrial Metals Holdings

The Portfolio’s allocation to Base and Industrial Metals increased during the period. In the first half of the year, we sold the Portfolio’s position in British-Australian, multi-national miner Rio Tinto, in order to reinitiate a position in U.K.’s Anglo American (sold in the third quarter). We liked Anglo’s valuation and its strong organic growth profile for those commodities we like, including platinum and palladium, both of which are used as catalysts in fuel cells among other industrial uses. We also sold the Portfolio’s position in U.S. based Kaiser Aluminum primarily on weak aluminum prices. We purchased diversified India-based miner Vedanta Resources early in the year, given its attractive valuation, and its strong organic growth story as a diversified producer of zinc, aluminum, copper and iron ore, and power generation in India; unfortunately, it was a net negative performer for the year. In the fourth quarter, we added base metals holding Teck Resources Ltd., Canada’s largest diversified mining, mineral processing and metallurgical company; it produces copper, zinc, molybdenum and coking coal, the production of the latter being extremely important to replacing lost incremental world coal supply at the hands of record-setting, catastrophic rains in Australia. We also invested in Brazil’s Vale S.A., the diversified metals and worldwide mining company, given its strength as an iron ore producer, as we foresee iron ore prices potentially strengthening in the near future. In addition, Vale is expected to bring more than a dozen large projects online in 2011.

Strong metals performers in 2010 included Arizona mining company Freeport-McMoRan Copper & Gold; its shares rose substantially in the second half of the year on rising underlying copper commodity prices. Copper strength was attributed to supply disruptions in Chile, the world’s largest exporter of copper, the introduction of physically backed ETFs and a general increase in global demand, notably from China. Swiss-based Xstrata, the world’s fourth largest diversified mining company, was also a top metals performer given the strength of copper.

A notable performance detractor in the metals space for 2010 was AK Steel Holding (sold by mid year), which was hurt by rising iron ore costs, and the negative outlook for electrical steel in 2011.

Other Holdings

In 2010, the Portfolio’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Portfolio’s results. Monsanto (sold by mid year), however, proved to be one of the Portfolio’s worst performing holdings, and was hurt by the failure of multiple products to achieve projected sales expectations.

Current Positioning

At the end of 2010, we continued to favor the Energy sector of the hard assets universe, and prefered oil-related names over natural gas companies. We continue to have a positive view on coal companies, as supply constraints and improving demand, especially from the emerging markets, is likely to continue to drive profits for met and thermal coal producers. We also continued to have a positive view on the Base and Industrial Metals sector. As for gold, we remained constructive on the precious metal at the end of the fourth quarter from a longer-term perspective, as reflected in the Portfolio’s allocation to miners. Ongoing financial stresses in the global economy drove our bullish stance on gold.

Portfolio Manager Change

This year’s letter wouldn’t be complete without mentioning the tremendous contribution of our colleague Derek van Eck, who passed away on September 30, 2010. Mr. van Eck spearheaded the investment management of the Van Eck’s hard asset strategies. His father, John van Eck, founded the company in 1955, and Derek joined his father and brother, Jan, at Van Eck Associates Corporation in 1993 and served as its Chief Investment Officer. His death has been deeply mourned by the van Eck family and the firm’s staff. On October 1, 2010, Charles Cameron and Shawn Reynolds were named Co-Portfolio Managers of the Van Eck Global Natural Resources Portfolio, succeeding Mr. van Eck in his portfolio management roles; both gentlemen are long-standing members of Van Eck’s hard assets investment team.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	29.39	36.07
Class B	29.02	43.29
S&P North American Natural Resources Sector Index	23.88	25.47

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Halliburton Co.	4.6
Anadarko Petroleum Corp.	3.8
Newfield Exploration Co.	3.7
Schlumberger, Ltd.	3.6
Alpha Natural Resources, Inc.	3.3
Weatherford International, Ltd.	3.2
Freeport-McMoRan Copper & Gold, Inc.	3.1
Cameron International Corp.	2.9
Pioneer Natural Resources Co.	2.9
Xstrata plc	2.5

Top Countries

% of Net Assets
United States	60.4
Canada	15.5
United Kingdom	6.8
Netherlands Antilles	3.6
Switzerland	3.2
Bermuda	2.9
Brazil	1.4
Channel Islands	1.2
Marshall Islands	0.1
China	0.1

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A	Actual	0.83%	$1,000.00	$1,464.70	$5.16
	Hypothetical*	0.83%	$1,000.00	$1,020.97	$4.23

Class B	Actual	1.08%	$1,000.00	$1,463.00	$6.70
	Hypothetical*	1.08%	$1,000.00	$1,019.70	$5.50

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2010

Common Stock—93.4% of Net Assets

Security Description	Shares	Value*

Bermuda—2.9%
African Minerals, Ltd. (GBP) (a)	365,500	$2,402,012
Nabors Industries, Ltd. (a)	289,200	6,784,632
SeaDrill, Ltd. (NOK) (b)	323,500	10,960,021

		20,146,665

Brazil—1.4%
Vale S.A. (ADR)	271,300	9,378,841

Canada—15.5%
Agnico-Eagle Mines, Ltd. (USD)	161,300	12,371,710
First Quantum Minerals, Ltd.	63,000	6,840,253
Goldcorp, Inc. (USD)	243,600	11,200,728
IAMGOLD Corp. (USD)	748,700	13,326,860
Kinross Gold Corp.	492,504	9,362,874
Kinross Gold Corp. (USD)	323,100	6,125,976
Osisko Mining Corp. (a)	708,500	10,342,234
Osisko Mining Corp. (Additional Share Issue) (a)	100,300	1,462,371
Pacific Rubiales Energy Corp.	412,800	14,006,233
Potash Corp. of Saskatchewan, Inc. (USD)	78,300	12,123,189
Teck Resources, Ltd. (USD)	139,600	8,631,468

		105,793,896

Channel Islands—1.2%
Randgold Resources, Ltd. (ADR) (b)	99,000	8,150,670

China—0.1%
Yanzhou Coal Mining Co., Ltd.	136,000	414,663

Marshall Islands—0.1%
General Maritime Corp. (USD) (b)	330,100	1,072,825

Netherlands Antilles—3.6%
Schlumberger, Ltd. (USD)	296,000	24,716,000

Switzerland—3.2%
Weatherford International, Ltd. (USD) (a)	977,400	22,284,720

United Kingdom—6.8%
Afren plc (a)	1,757,589	4,050,131
Antofagasta plc	134,800	3,397,799
BHP Billiton plc	339,200	13,528,650
Heritage Oil plc (a)	355,500	2,490,643
Vedanta Resources plc	151,100	5,943,676
Xstrata plc	720,300	16,963,613

		46,374,512

United States—58.6%
Alpha Natural Resources, Inc. (a)	372,300	22,349,169
Anadarko Petroleum Corp.	337,050	25,669,728
Apache Corp.	80,700	9,621,861
Berry Petroleum Co. (b)	313,124	13,683,519
Brigham Exploration Co. (a)	508,700	13,856,988
Cabot Oil & Gas Corp.	316,500	11,979,525
Cameron International Corp. (a)	396,900	20,134,737
Cimarex Energy Co.	151,900	13,447,707
Concho Resources, Inc. (a)	132,350	11,603,124

Security Description	Shares	Value*

United States—(Continued)
Consol Energy, Inc.	332,300	$16,196,302
Dril-Quip, Inc. (a)	150,300	11,681,316
Freeport-McMoRan Copper & Gold, Inc.	174,100	20,907,669
Green Plains Renewable Energy, Inc. (a) (b)	64,500	726,270
Halliburton Co.	764,700	31,222,702
Holly Corp. (b)	198,600	8,096,922
Key Energy Services, Inc. (a)	566,900	7,358,362
Louisiana-Pacific Corp. (a) (b)	648,800	6,137,648
Massey Energy Co.	190,600	10,225,690
Murphy Oil Corp.	93,500	6,970,425
Newfield Exploration Co. (a)	351,600	25,353,876
Noble Energy, Inc.	118,600	10,209,088
Occidental Petroleum Corp.	136,300	13,371,030
Peabody Energy Corp.	126,200	8,074,276
Petrohawk Energy Corp. (a)	686,000	12,519,500
Pioneer Natural Resources Co. (b)	228,900	19,873,098
QEP Resources, Inc.	394,900	14,338,819
Steel Dynamics, Inc.	361,200	6,609,960
Terex Corp. (b)	186,800	5,798,272
Walter Energy, Inc.	70,300	8,987,152
Whiting Petroleum Corp. (a)	113,600	13,312,784

		400,317,519

Total Common Stock (Identified Cost $450,110,735)		638,650,311

Exchange Traded Funds—1.8%

United States—1.8%
SPDR Gold Trust (a)	87,400	12,124,128

Total Exchange Traded Funds (Identified Cost $10,632,608)		12,124,128

Warrants—0.0%

Canada—0.0%
Kinross Gold Corp. (a)	29,480	138,998

Total Warrants (Identified Cost $140,490)		138,998

Short Term Investments—7.8%

United States—7.8%
AIM STIT-STIC Prime Portfolio	31,116,253	31,116,253
State Street Navigator Securities Lending Prime Portfolio (c)	22,181,925	22,181,925

Total Short Term Investments (Identified Cost $53,298,178)		53,298,178

Total Investments—103.0% (Identified Cost $514,182,011) (d)		704,211,615
Liabilities in excess of other assets		(20,636,434)

Net Assets—100.0%		$683,575,181

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2010

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $23,263,660 and the collateral received consisted of cash in the amount of $22,181,925 and non-cash collateral with a value of $1,733,997. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $522,296,212. The aggregate unrealized appreciation and depreciation of investments was $185,487,002 and $(3,571,599), respectively, resulting in net unrealized appreciation of $181,915,403 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GBP)—	British Pound
(NOK)—	Norwegian Krone
(USD)—	U.S. Dollar

Ten Largest Industries as of December 31, 2010 (Unaudited)	% of Net Assets
Oil, Gas & Consumable Fuels	44.3
Metals & Mining	25.8
Energy Equipment & Services	19.8
Chemicals	1.8
Paper & Forest Products	0.9
Machinery	0.8

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Bermuda	$6,784,632	$13,362,033	$—	$20,146,665
Brazil	9,378,841	—	—	9,378,841
Canada	105,793,896	—	—	105,793,896
Channel Islands	8,150,670	—	—	8,150,670
China	—	414,663	—	414,663
Marshall Islands	1,072,825	—	—	1,072,825
Netherlands Antilles	24,716,000	—	—	24,716,000
Switzerland	22,284,720	—	—	22,284,720
United Kingdom	—	46,374,512	—	46,374,512
United States	400,317,519	—	—	400,317,519
Total Common Stock	578,499,103	60,151,208	—	638,650,311
Exchange Traded Funds
United States	12,124,128	—	—	12,124,128
Warrants
Canada	138,998	—	—	138,998
Short Term Investments
United States	53,298,178	—	—	53,298,178
Total Investments	$644,060,407	$60,151,208	$—	$704,211,615

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$704,211,615
Cash denominated in foreign currencies (c)		1,595,704
Receivable for:
Securities sold		5,217,137
Fund shares sold		485,184
Accrued interest and dividends		299,634
Foreign taxes		13,476

Total Assets		711,822,750
Liabilities
Payable for:
Securities purchased	$5,367,874
Fund shares redeemed	164,027
Foreign taxes	15,027
Collateral for securities loaned	22,181,925
Accrued expenses:
Management fees	437,486
Distribution and service fees	21,463
Deferred directors’ fees	17,118
Other expenses	42,649

Total Liabilities		28,247,569

Net Assets		$683,575,181

Net assets consists of:
Paid in surplus		$424,573,448
Undistributed net investment income		1,141,858
Accumulated net realized gains		67,825,808
Unrealized appreciation on investments and foreign currency transactions		190,034,067

Net Assets		$683,575,181

Net Assets
Class A		$575,601,105
Class B		107,974,076
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		31,870,619
Class B (7,500,000)		5,994,768
Net Asset Value, Offering and Redemption Price Per Share
Class A		$18.06
Class B		18.01

(a)	Identified cost of investments was $514,182,011.
(b)	Includes securities on loan with a value of $23,263,660.
(c)	Identified cost of cash denominated in foreign currencies was $1,589,252.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)		$4,608,042
Interest (b)		93,750

		4,701,792
Expenses
Management fees	$3,942,261
Deferred expense reimbursement	35,760
Distribution and service fees—Class B	139,152
Directors’ fees and expenses	48,653
Custodian and accounting	91,070
Audit and tax services	36,712
Legal	8,980
Shareholder reporting	21,265
Insurance	7,024
Miscellaneous	12,155

Total expenses	4,343,032
Less broker commission recapture	(32,977)	4,310,055

Net Investment Income		391,737

Net Realized and Unrealized Gain
Net realized gain on:
Investments	71,263,180
Foreign currency transactions	5,311	71,268,491

Net change in unrealized appreciation (depreciation) on:
Investments	80,541,068
Foreign currency transactions	(931)	80,540,137

Net realized and unrealized gain		151,808,628

Net Increase in Net Assets From Operations		$152,200,365

(a)	Net of foreign taxes of $102,735.
(b)	Includes net income on securities loaned of $58,562.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$391,737	$192,755
Net realized gain	71,268,491	46,540,554
Net change in unrealized appreciation	80,540,137	104,519,082

Increase in net assets from operations	152,200,365	151,252,391

From Distributions to Shareholders
Net investment income
Class A	(2,168,825)	(343,043)
Class B	(138,507)	0

	(2,307,332)	(343,043)

Net realized capital gain
Class A	(31,761,864)	0
Class B	(2,964,582)	0

	(34,726,446)	0

Total distributions	(37,033,778)	(343,043)

Increase in net assets from capital share transactions	117,129,813	50,636,670

Total increase in net assets	232,296,400	201,546,018

Net Assets
Beginning of the period	451,278,781	249,732,763

End of the period	$683,575,181	$451,278,781

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,141,858	$(77,866)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,259,288	$62,070,234	5,883,247	$67,767,624
Reinvestments	2,232,282	33,930,689	32,890	343,043
Redemptions	(2,949,477)	(43,262,793)	(3,298,873)	(40,268,767)

Net increase	3,542,093	$52,738,130	2,617,264	$27,841,900

Class B
Sales	4,714,595	$69,980,492	1,721,728	$23,774,625
Reinvestments	204,420	3,103,089	0	0
Redemptions	(577,892)	(8,691,898)	(68,083)	(979,855)

Net increase	4,341,123	$64,391,683	1,653,645	$22,794,770

Increase derived from capital share transactions		$117,129,813		$50,636,670

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$15.05	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income	0.01 (b)	0.01 (b)	0.02	(b)
Net realized and unrealized gain (loss) on investments	4.19	5.34	(0.31)

Total from investment operations	4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(1.11)	0.00	0.00

Total distributions	(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$18.06	$15.05	$9.71

Total Return (%)	29.39	55.19	(2.90	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	1.09	(e)
Net ratio of expenses to average net assets (%) (c)	0.84	0.85	1.00	(e)
Ratio of net investment income to average net assets (%)	0.10	0.07	1.07	(e)
Portfolio turnover rate (%)	72	101	125	(e)
Net assets, end of period (in millions)	$575.60	$426.43	$249.73

	Class B
	Year ended December 31,
	2010		2009(a)
Net Asset Value, Beginning of Period	$15.03		$10.61

Income (Loss) From Investment Operations
Net investment loss	(0.01	)(b)	(0.04	)(b)
Net realized and unrealized gain on investments	4.15		4.46

Total from investment operations	4.14		4.42

Less Distributions
Distributions from net investment income	(0.05)		0.00
Distributions from net realized capital gains	(1.11)		0.00

Total distributions	(1.16)		0.00

Net Asset Value, End of Period	$18.01		$15.03

Total Return (%)	29.02		41.66	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09		1.10	(e)
Net ratio of expenses to average net assets (%) (c)	1.09		1.10	(e)
Ratio of net investment loss to average net assets (%)	(0.09)		(0.47	)(e)
Portfolio turnover rate (%)	72		101
Net assets, end of period (in millions)	$107.97		$24.85

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in the Notes to Financial Statements.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Fund Concentration:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil,

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$3,942,261	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers had agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceeded stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and identical subsidies in effect in prior periods, was subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fell below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such

MSF-16

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

deferred expenses may have been charged to a class in a subsequent year to the extent that the charge did not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio was obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 were 1.00% and 1.25% for Class A and B, respectively.

During the year ended December 31, 2010, no expenses were deferred and $35,760 of expenses that had been deferred in 2008 were recovered.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$405,401,497	$0	$343,095,707

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$33,570,493	$343,043	$3,463,285	$—	$—	$—	$37,033,778	$343,043

MSF-17

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$33,784,460	$43,315,784	$181,918,935	$—	$259,019,179

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Eck Global Natural Resources Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Eck Global Natural Resources Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2011

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-21

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-22

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those

MSF-23

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

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Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 12.73%, 12.45%, and 12.62%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 6.54%.

MARKET ENVIRONMENT/CONDITIONS

Despite volatility that periodically stoked investor anxieties throughout the period, 2010 was a good year for risk markets. Equities (as measured by the S&P 500 Index) gained just over 15% for the year, while fixed-income (as represented by the Barclays Capital U.S. Aggregate Bond Index) rose 6.5%. Non-Treasury fixed-income sectors such as credit generally also performed well. In U.S. dollar terms, international bonds performed well despite the euro and the pound sterling losing nearly 7% and 2% versus the U.S. dollar, respectively. Market volatility as measured by the CBOE Volatility (VIX) Index, hit a high of 46 in May, but otherwise decreased from 22 at the beginning of the year to 18 by year-end. The cost of three-month interbank borrowing—which began the year at 0.29%—rose to a high of 0.54% in June but then moderated to end the year essentially unchanged at 0.30%.

Of the numerous uncertainties which dominated headlines, some have been resolved, some remain, and others have shrunk in importance, at least for the time being. The European Union side-stepped imminent collapse after threatening to completely self-destruct as revelations of staggering systemic debt loads combined with stagnant economic growth led to investors panic. However, the underlying problem remains a serious concern. In the United States, financial regulatory reforms were approved. Many of the more controversial measures, however, have either been weakened or will be enacted gradually over the course of several years. The weakened reforms, combined with the new Republican majority in the House of Representatives, have generally provided comfort to business and investors.

Towards the middle of the year, investors grew increasingly worried that the economy would slip back into a recession. The Federal Reserve (the Fed), weary of unimpressive economic growth and the threat of deflation, shared the concern of a double-dip recession. Markets ceased speculating on when the Fed would begin reducing its large holdings of assets from the first round of quantitative easing (and other large scale asset purchase programs) and began focusing on when the Fed would embark on further asset purchases. The matter was resolved when the Fed announced the enactment of Quantitative Easing 2 (QE2) in November.

Despite uncertainties, the U.S. economy continued to recover, albeit slowly. First quarter gross domestic product (GDP) grew at an annualized rate of 2.7%, driven by increases in personal consumption and exports, which pointed to a slow but steady recovery. Second quarter GDP was tepid at 1.7% which then fueled concerns of a double-dip recession. Fortunately, third quarter GDP, which increased to 2.6%, as well as other stronger than expected economic data helped to alleviate these concerns. Corporate profits continued to increase. Housing remained a concern. Home prices posted a year-over-year decrease of approximately 0.8% in October, according to the S&P/Case-Shiller Home Price Index (20-city, seasonally adjusted). Unemployment remained elevated throughout the year at over 9%. Headline inflation moderated from nearly 3% year-over-year to just over 1% year-over-year by the summer, where it remained for the rest of the year. Consumer confidence data has been mixed yet was generally positive during the waning months of 2010. Surveys indicate, however, that most consumers are still concerned about their personal finances and the difficulty of finding quality jobs. Aware of this uncertainty, the Fed maintained its funds rate at 0.00-0.25%. The yield curve steepened as long-dated rates decreased less than shorter dated rates did over the period.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio significantly outperformed its benchmark index in 2010. Overall, the Portfolio’s overweight to spread sectors and significant underweight to U.S. Treasuries drove the outperformance during the year.

The Portfolio’s exposure to non-agency mortgage bonds was the largest contributor to outperformance. The sector performed well throughout the year due to broad investor demand, limited supply, price improvements and continued principal paydowns.

Option adjusted spreads at the beginning of the year, while well below the elevated levels from early 2009, were still high relative to historic norms. The Portfolio benefited from our expectation of further narrowing throughout the year from these relatively wide levels. The high yield sector was among the best performing fixed income sectors during the year given declining default rates and solid demand from investors looking to generate incremental yield. Gains in the sector were driven by top-line revenue growth and solid fundamentals, and the Portfolio’s performance greatly benefitted from its significant allocation to high yield. We actively participated in the new issuance market by selectively purchasing high yield corporate bonds from a variety of sectors. While the Portfolio maintained its lower-quality bias versus the benchmark, we pared our exposure to certain lower-quality securities to reduce risk and capture profits during the year. Similarly, our exposure to the investment grade corporate sector aided performance. Our emphasis on Tier-1 financials in particular contributed meaningfully. Given these strong results, we slightly decreased our exposure during the fiscal year in the investment grade space, especially in the banking industry. Our overall credit allocation performed well in all quarters except the second quarter which was driven by a flight to quality in reaction to the European sovereign debt crisis.

The flight to quality during the second quarter did, however, contribute in part to the performance of the Portfolio’s modest exposure to Treasury Inflation Protected Securities (TIPS). We had anticipated that market implied inflation would slowly increase as the economy

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

continued to recover. As investors sought the safety of U.S. government-backed securities during the second quarter and as both QE2 and improving economic data led to increased inflationary fears, the Portfolio’s exposure to TIPS benefitted the Portfolio.

We began 2010 with an underweight exposure to agency mortgage-backed securities as U.S. government sponsored purchases led to spread contraction. Following the cessation of the purchases, a meaningful widening did not materialize. In response, we increased our exposure and concentrated on tactical trading between the agencies and various coupons. Due to our underweight in the sector, the net effect to performance for the year was slightly negative as the sector generated positive excess returns for the year.

Based on our views that the Fed was unlikely to raise its target rates during the period, the Portfolio was tactically long duration as a diversifier to the Portfolio’s spread sector exposure. Overall, the tactical duration positioning and yield curve strategies were beneficial to performance.

Stephen A. Walsh

S. Kenneth Leech

Carl L. Eichstaedt

Michael C. Buchanan

Mark S. Lindbloom

Keith J. Gardner

Portfolio Manager

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	12.73	6.72	7.19	—
Class B	12.45	6.45	—	7.48
Class E	12.62	6.57	—	6.98
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Issuers

% of Long Term Investments
Federal National Mortgage Association	12.0
U.S. Treasury Notes	9.4
Government National Mortgage Association	6.2
Federal Home Loan Bank	2.9
Ally Financial, Inc.	1.8
HCA, Inc.	1.6
Charter Communications Operating, LLC	1.4
Nelnet Student Loan Trust	1.2
Harborview Mortgage Loan Trust	1.1
WaMu Mortgage Pass-Through Certificates	1.1

Top Sectors

% of Long Term Investments
Credit (Corporate)	47.0
Residential Mortgage-Backed	29.6
U.S. Treasury	10.1
Government Agencies	4.9
Asset-Backed	3.2
Commercial Mortgage-Backed	1.5
Credit (Non-Corporate)	1.2
Foreign Government Agencies	1.0
Index-Linked	0.5
Municipals	0.3

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.64%	$1,000.00	$1,051.30	$3.31
	Hypothetical*	0.64%	$1,000.00	$1,021.94	$3.26

Class B(a)	Actual	0.89%	$1,000.00	$1,049.90	$4.60
	Hypothetical*	0.89%	$1,000.00	$1,020.67	$4.53

Class E(a)	Actual	0.79%	$1,000.00	$1,051.50	$4.09
	Hypothetical*	0.79%	$1,000.00	$1,021.18	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—47.5% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.4%
L-3 Communications Corp. 5.875%, 01/15/15	$870,000	$886,313
6.375%, 10/15/15 (b)	975,000	1,004,250
The Boeing Co. 4.875%, 02/15/20	990,000	1,065,725

		2,956,288

Airlines—1.2%
Continental Airlines, Inc. (144A) 6.750%, 09/15/15	4,730,000	4,871,900
Delta Air Lines, Inc. 6.417%, 01/02/14	440,000	455,400
6.821%, 08/10/22	812,558	861,312
8.021%, 02/10/24 (a) (b)	1,001,485	1,021,514
Delta Air Lines, Inc. (144A) 9.500%, 09/15/14	380,000	413,725
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	485,380	558,187

		8,182,038

Auto Components—0.1%
Allison Transmission, Inc. (144A) 11.250%, 11/01/15 (c)	584,000	636,560

Automobiles—0.3%
Motors Liquidation Co. 8.250%, 07/15/23 (b) (d)	385,000	133,787
8.375%, 07/15/33 (b) (d)	4,530,000	1,619,475

		1,753,262

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 5.000%, 04/15/20 (b)	300,000	317,080
5.375%, 01/15/20 (b)	820,000	888,542
PepsiCo., Inc. 7.900%, 11/01/18	116,000	149,247

		1,354,869

Capital Markets—1.4%
Credit Suisse 5.860%, 05/29/49 (a) (b)	500,000	472,500
Deutsche Telekom International Finance BV 5.750%, 03/23/16	820,000	918,389
Goldman Sachs Capital II 5.793%, 06/01/43 (a) (b)	3,880,000	3,288,300
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (a) (d)	3,780,000	378
Lehman Brothers Holdings E-Capital Trust I 3.850%, 08/19/65 (a) (d)	1,080,000	108
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (d)	2,890,000	289
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	350,000	383,025

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Morgan Stanley 0.739%, 10/18/16 (a)	$490,000	$452,553
5.625%, 01/09/12	1,290,000	1,346,946
The Goldman Sachs Group, Inc. 3.625%, 08/01/12 (b)	230,000	237,361
4.750%, 07/15/13 (b)	110,000	117,180
5.250%, 10/15/13 (b)	330,000	357,132
5.300%, 02/14/12	70,000	73,247
5.450%, 11/01/12 (b)	370,000	395,725
6.600%, 01/15/12	150,000	158,619
UBS AG 3.875%, 01/15/15	910,000	937,866

		9,139,618

Chemicals—0.1%
Ashland, Inc. 9.125%, 06/01/17	775,000	893,188
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20	40,000	41,788

		934,976

Commercial Banks—5.0%
Ally Financial, Inc. 1.750%, 10/30/12 (b)	1,620,000	1,648,693
6.625%, 05/15/12	2,383,000	2,472,362
6.750%, 12/01/14 (b)	411,000	432,578
6.875%, 09/15/11 (b)	2,021,000	2,076,577
8.300%, 02/12/15	1,170,000	1,287,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (144A) 3.850%, 01/22/15	1,630,000	1,699,422
Barclays Bank plc (144A) 6.050%, 12/04/17	950,000	974,513
Commonwealth Bank of Australia (144A) 3.750%, 10/15/14	860,000	892,167
5.000%, 10/15/19 (b)	370,000	387,286
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (a) (b)	1,910,000	1,962,525
Glitnir Banki Hf (144A) 6.330%, 07/28/11 (d)	720,000	214,200
6.693%, 06/15/16 (a) (d) (e)	1,400,000	0
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	46,000
ICICI Bank, Ltd. 6.375%, 04/30/22 (a)	619,000	589,951
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	344,000	344,881
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (d)	350,000	93,625
7.125%, 05/19/16 (d) (e)	450,000	0
7.625%, 02/28/15 (d)	5,920,000	1,583,600
Kreditanstalt fuer Wiederaufbau 4.625%, 01/20/11	3,990,000	3,996,113
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (d)	2,000,000	220,000

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Lloyds TSB Bank plc (144A) 4.375%, 01/12/15	$1,120,000	$1,119,745
5.800%, 01/13/20	770,000	760,271
Nordea Bank AB (144A) 3.700%, 11/13/14	880,000	907,073
4.875%, 01/27/20	110,000	112,849
Rabobank Nederland NV (144A) 11.000%, 12/29/49 (a) (b)	780,000	1,008,150
Resona Preferred Global Securities, Ltd. (144A) 7.191%, 12/29/49 (a)	770,000	764,233
Royal Bank of Scotland Group plc 5.000%, 11/12/13	200,000	197,508
5.000%, 10/01/14 (b)	1,720,000	1,654,600
5.250%, 03/31/49 (a) (b)	500,000	332,500
6.400%, 10/21/19	1,130,000	1,137,179
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	1,180,000	1,144,017
Wachovia Bank, N.A. 6.000%, 11/15/17	390,000	432,691
Wachovia Corp. 5.250%, 08/01/14 (b)	2,240,000	2,388,947

		32,881,256

Commercial Services & Supplies—0.7%
ACCO Brands Corp. 10.625%, 03/15/15 (b)	1,095,000	1,231,875
International Lease Finance Corp. 5.875%, 05/01/13	50,000	50,562
International Lease Finance Corp. (144A) 8.750%, 03/15/17	2,880,000	3,088,800

		4,371,237

Consumer Finance—1.5%
Ally Financial, Inc. 8.000%, 03/15/20 (b)	3,500,000	3,832,500
American Express Co. 6.800%, 09/01/66 (a)	2,930,000	2,900,700
American General Finance Corp. 6.900%, 12/15/17 (b)	510,000	411,825
SLM Corp. 2.764%, 04/01/14 (a)	670,000	603,589
5.000%, 04/15/15	60,000	57,802
5.050%, 11/14/14 (b)	310,000	296,262
5.375%, 05/15/14	1,045,000	1,050,150
5.625%, 08/01/33	295,000	231,472
8.000%, 03/25/20	460,000	466,396

		9,850,696

Containers & Packaging—0.4%
Ball Corp. 5.750%, 05/15/21 (b)	930,000	902,100
6.750%, 09/15/20	600,000	630,000
Reynolds Group Issuer, Inc. (144A) 7.125%, 04/15/19	200,000	203,500
7.750%, 10/15/16	785,000	830,137

		2,565,737

Security Description	Par Amount	Value*

Diversified Consumer Services—0.1%
Service Corp. International 7.500%, 04/01/27	$330,000	$315,975
7.625%, 10/01/18	125,000	131,250

		447,225

Diversified Financial Services—7.7%
BAC Capital Trust XIV 5.630%, 12/31/49 (a) (b)	2,520,000	1,789,704
Bank of America Corp. 4.500%, 04/01/15	1,640,000	1,666,789
5.420%, 03/15/17 (b)	2,420,000	2,398,099
7.400%, 01/15/11	1,090,000	1,091,788
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19 (b)	1,360,000	1,617,236
Boeing Capital Corp. 4.700%, 10/27/19	520,000	551,302
BP Capital Markets plc 3.125%, 03/10/12 (b)	290,000	296,537
5.250%, 11/07/13	1,350,000	1,462,068
Citigroup, Inc. 5.000%, 09/15/14 (b)	1,210,000	1,251,718
5.500%, 10/15/14	440,000	474,077
6.010%, 01/15/15 (b)	590,000	647,245
6.375%, 08/12/14 (b)	630,000	696,280
6.875%, 03/05/38 (b)	1,490,000	1,652,766
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,084,541
Diageo Capital plc 4.828%, 07/15/20	1,330,000	1,403,376
FMC Finance III S.A. 6.875%, 07/15/17 (b)	750,000	795,000
Gaz Capital S.A. (144A) 6.510%, 03/07/22 (b)	120,000	122,400
General Electric Capital Corp. 6.375%, 11/15/67 (a) (b)	4,220,000	4,177,800
6.875%, 01/10/39	1,230,000	1,421,462
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	257,400
JPMorgan Chase & Co. 5.125%, 09/15/14 (b)	2,740,000	2,915,555
5.150%, 10/01/15 (b)	510,000	539,386
6.625%, 03/15/12	70,000	74,410
Leucadia National Corp. 8.125%, 09/15/15 (b)	520,000	566,800
Linn Energy Finance Corp. (144A) 7.750%, 02/01/21	690,000	707,250
Petrobras International Finance Co. 5.750%, 01/20/20	461,000	478,319
6.125%, 10/06/16 (b)	530,000	583,012
Reed Elsevier Capital, Inc. 8.625%, 01/15/19 (b)	710,000	902,689
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	730,000	851,067
9.000%, 05/01/19 (b)	1,280,000	1,719,099
RSHB Capital S.A. (144A) 6.299%, 05/15/17	460,000	462,300

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Santander U.S. Debt S.A. Unipersonal (144A) 3.724%, 01/20/15	$100,000	$94,746
Shell International Finance BV 4.375%, 03/25/20 (b)	250,000	262,214
6.375%, 12/15/38	850,000	1,007,445
Sprint Capital Corp. 6.875%, 11/15/28	6,510,000	5,696,250
8.375%, 03/15/12	1,195,000	1,263,712
8.750%, 03/15/32 (b)	160,000	161,600
SunTrust Capital VIII 6.100%, 12/01/66 (a) (b)	650,000	594,750
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,150,000	1,177,437
The Royal Bank of Scotland plc 4.875%, 03/16/15	400,000	409,170
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	130,000	138,125
7.500%, 07/18/16	100,000	110,875
VIP Finance Ireland, Ltd. (144A) 8.375%, 04/30/13	160,000	172,800
Virgin Media Finance plc 9.125%, 08/15/16 (b)	1,820,000	1,938,300
Wells Fargo Capital X 5.950%, 12/15/36 (b)	930,000	897,696

		50,582,595

Diversified Telecommunication Services—1.4%
AT&T, Inc. 5.500%, 02/01/18	1,370,000	1,521,908
6.550%, 02/15/39 (b)	630,000	685,726
AT&T, Inc. (144A) 5.350%, 09/01/40	61,000	57,368
Frontier Communications Corp. 8.750%, 04/15/22 (b)	459,000	500,310
Qwest Communications International, Inc. 8.000%, 10/01/15 (b)	1,640,000	1,754,800
Telefonica Emisiones SAU 5.134%, 04/27/20 (b)	1,140,000	1,097,525
UPC Holding BV (144A) 9.875%, 04/15/18 (b)	395,000	432,525
Verizon Communications, Inc. 8.950%, 03/01/39 (b)	130,000	185,262
Verizon Florida, LLC 6.125%, 01/15/13 (b)	70,000	75,936
Verizon New York, Inc. 6.875%, 04/01/12 (b)	1,820,000	1,941,487
Windstream Corp. 8.625%, 08/01/16	1,200,000	1,263,000

		9,515,847

Electric Utilities—1.2%
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	4,859,000	5,010,956
Exelon Corp. 5.625%, 06/15/35	555,000	528,398

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
FirstEnergy Corp. 6.450%, 11/15/11	$34,000	$35,383
7.375%, 11/15/31	1,445,000	1,523,266
Pacific Gas & Electric Co. 6.050%, 03/01/34	610,000	667,888

		7,765,891

Energy Equipment & Services—0.4%
Baker Hughes, Inc. 7.500%, 11/15/18 (b)	1,100,000	1,379,341
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15 (b)	115,000	117,013
7.750%, 05/15/17	480,000	492,000
Hercules Offshore, Inc. (144A) 10.500%, 10/15/17	795,000	657,862

		2,646,216

Food & Staples Retailing—0.4%
CVS Caremark Corp. 6.600%, 03/15/19 (b)	1,060,000	1,241,121
CVS Pass-Through Trust 6.943%, 01/10/30	1,153,649	1,254,132
Safeway, Inc. 7.250%, 02/01/31	50,000	55,788

		2,551,041

Food Products—0.2%
Kraft Foods, Inc. 5.375%, 02/10/20	1,540,000	1,657,454

Health Care Equipment & Supplies—0.1%
Medtronic, Inc. 4.450%, 03/15/20	570,000	591,760

Health Care Providers & Services—3.3%
DaVita, Inc. 6.625%, 11/01/20 (b)	250,000	247,500
HCA, Inc. 6.250%, 02/15/13	1,143,000	1,165,860
6.375%, 01/15/15	1,500,000	1,473,750
9.125%, 11/15/14	90,000	94,387
9.250%, 11/15/16	690,000	736,144
9.625%, 11/15/16 (c)	6,996,000	7,494,465
Humana, Inc. 7.200%, 06/15/18	540,000	610,010
Tenet Healthcare Corp. 6.875%, 11/15/31	95,000	76,000
8.875%, 07/01/19	2,321,000	2,622,730
9.000%, 05/01/15 (b)	1,297,000	1,439,670
10.000%, 05/01/18 (b)	1,622,000	1,889,630
UnitedHealth Group, Inc. 6.000%, 02/15/18 (b)	1,500,000	1,702,719
Vanguard Health Holding Co. II, LLC 8.000%, 02/01/18	1,080,000	1,107,000

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—(Continued)
WellPoint, Inc. 5.875%, 06/15/17 (b)	$130,000	$145,314
7.000%, 02/15/19	630,000	741,596

		21,546,775

Hotels, Restaurants & Leisure—1.6%
CCM Merger, Inc. (144A) 8.000%, 08/01/13	600,000	583,500
El Pollo Loco, Inc. 11.750%, 12/01/12	220,000	224,400
11.750%, 11/15/13 (b)	1,670,000	1,352,700
Harrah’s Operating Co., Inc. 10.750%, 02/01/16 (b)	1,570,000	1,503,275
11.250%, 06/01/17 (b)	1,135,000	1,276,875
Inn of the Mountain Gods Resort & Casino 12.000%, 12/31/49 (d)	1,354,000	705,772
Landry’s Restaurants, Inc. 11.625%, 12/01/15 (b)	560,000	597,800
MGM Resorts International 7.625%, 01/15/17 (b)	130,000	121,550
10.375%, 05/15/14	575,000	645,438
11.125%, 11/15/17 (b)	1,380,000	1,587,000
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (b)	870,000	802,575
NCL Corp., Ltd. 11.750%, 11/15/16 (b)	770,000	898,012
Station Casinos, Inc. 6.500%, 02/01/14 (d)	125,000	13
7.750%, 08/15/16 (d)	2,870,000	287

		10,299,197

Independent Power Producers & Energy Traders—2.5%
Calpine Corp. (144A) 7.250%, 10/15/17	2,465,000	2,465,000
7.500%, 02/15/21	2,950,000	2,905,750
Dynegy-Roseton/Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	470,000
Edison Mission Energy 7.750%, 06/15/16 (b)	220,000	189,200
Energy Future Holdings Corp. 11.250%, 11/01/17 (a) (b) (c)	3,502,838	2,101,703
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	2,893,654	3,211,956
NRG Energy, Inc. 7.375%, 02/01/16 (b)	3,390,000	3,474,750
7.375%, 01/15/17	1,000,000	1,030,000
The AES Corp. 7.750%, 10/15/15 (b)	520,000	555,100
8.875%, 02/15/11	80,000	80,400

		16,483,859

Insurance—0.7%
American International Group, Inc. 5.850%, 01/16/18	350,000	360,900
6.250%, 03/15/37	760,000	672,107
8.250%, 08/15/18	820,000	944,694

Security Description	Par Amount	Value*

Insurance—(Continued)
Berkshire Hathaway, Inc. 3.200%, 02/11/15 (b)	$1,480,000	$1,527,182
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	1,070,000	1,251,902

		4,756,785

IT Services—1.0%
First Data Corp. 9.875%, 09/24/15 (b)	1,000,000	952,500
GxS Worldwide, Inc. 9.750%, 06/15/15	5,930,000	5,855,875

		6,808,375

Marine—0.1%
Trico Shipping A.S. (144A) 13.875%, 11/01/14 (a) (b)	1,010,000	818,100

Media—3.5%
Cablevision Systems Corp. 7.750%, 04/15/18 (b)	220,000	230,450
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	600,000	619,500
Charter Communications Operating, LLC (144A) 8.000%, 04/30/12 (a)	1,560,000	1,638,000
10.875%, 09/15/14	6,695,000	7,481,662
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	56,895
Comcast Cable Communications, LLC 8.875%, 05/01/17	600,000	749,620
Comcast Corp. 5.875%, 02/15/18	170,000	188,740
6.500%, 01/15/15	1,300,000	1,480,346
CSC Holdings, LLC 6.750%, 04/15/12	350,000	363,563
DISH DBS Corp. 6.625%, 10/01/14 (b)	70,000	72,625
7.125%, 02/01/16	2,345,000	2,421,213
7.875%, 09/01/19	3,235,000	3,380,575
News America, Inc. 6.650%, 11/15/37	100,000	110,759
Time Warner Cable, Inc. 6.750%, 06/15/39 (b)	540,000	596,416
8.250%, 04/01/19	1,210,000	1,503,029
8.750%, 02/14/19 (b)	350,000	445,364
Time Warner, Inc. 7.625%, 04/15/31 (b)	50,000	60,784
Unitymedia Hessen GmbH & Co. KG (144A) 8.125%, 12/01/17	500,000	522,500
Univision Communications, Inc. (144A) 12.000%, 07/01/14	955,000	1,045,725

		22,967,766

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Metals & Mining—1.5%
Alcoa, Inc. 6.000%, 07/15/13 (b)	$110,000	$121,046
Barrick Gold Corp. 6.950%, 04/01/19 (b)	680,000	834,414
Steel Dynamics, Inc. 7.375%, 11/01/12	550,000	580,250
7.750%, 04/15/16 (a)	3,300,000	3,473,250
Steel Dynamics, Inc. (144A) 7.625%, 03/15/20 (b)	2,380,000	2,546,600
Teck Resources, Ltd. 9.750%, 05/15/14	219,000	274,050
10.250%, 05/15/16	287,000	355,163
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	890,000	978,984
8.250%, 01/17/34 (b)	160,000	198,993
Vedanta Resources plc (144A) 8.750%, 01/15/14 (b)	680,000	725,900

		10,088,650

Multiline Retail—0.0%
Sears Holdings Corp. (144A) 6.625%, 10/15/18 (b)	280,000	263,200

Oil, Gas & Consumable Fuels—5.4%
Anadarko Petroleum Corp. 8.700%, 03/15/19 (b)	490,000	598,391
Belden & Blake Corp. 8.750%, 07/15/12	1,665,000	1,590,075
Berry Petroleum Co. 10.250%, 06/01/14	800,000	918,000
Chesapeake Energy Corp. 6.500%, 08/15/17	450,000	452,250
6.625%, 08/15/20 (b)	1,460,000	1,438,100
6.875%, 08/15/18 (b)	120,000	121,800
9.500%, 02/15/15 (b)	1,020,000	1,150,050
ConocoPhillips 6.500%, 02/01/39	390,000	463,750
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,511,661
Consol Energy, Inc. (144A) 8.250%, 04/01/20	2,180,000	2,354,400
El Paso Corp. 7.375%, 12/15/12 (b)	26,000	27,591
7.800%, 08/01/31	45,000	44,763
7.875%, 06/15/12	297,000	312,909
El Paso Natural Gas Co. 8.375%, 06/15/32	330,000	388,151
Energy Transfer Partners, L.P. 9.000%, 04/15/19 (b)	1,270,000	1,591,027
Enterprise Products Operating, LLC 9.750%, 01/31/14	1,820,000	2,198,464
Hess Corp. 7.300%, 08/15/31 (b)	910,000	1,091,376
7.875%, 10/01/29	240,000	301,205
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	543,491
7.875%, 09/15/31	1,320,000	1,513,174

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17	$1,410,000	$1,556,716
Linn Energy, LLC (144A) 8.625%, 04/15/20	840,000	905,100
Noble Energy, Inc. 8.250%, 03/01/19	500,000	624,794
OPTI Canada, Inc. 7.875%, 12/15/14	430,000	303,688
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	294,950
Peabody Energy Corp. 6.500%, 09/15/20 (b)	1,960,000	2,092,300
Pemex Project Funding Master Trust 6.625%, 06/15/35	410,000	417,173
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	224,475
10.000%, 03/01/16	1,100,000	1,229,250
QEP Resources, Inc. 6.875%, 03/01/21	2,080,000	2,184,000
Quicksilver Resources, Inc. 11.750%, 01/01/16 (b)	1,030,000	1,199,950
Range Resources Corp. 8.000%, 05/15/19	1,680,000	1,829,100
SandRidge Energy, Inc. 8.625%, 04/01/15 (b) (c)	1,240,000	1,269,450
SandRidge Energy, Inc. (144A) 9.875%, 05/15/16 (b)	85,000	89,888
SemGroup L.P. (144A) 8.750%, 11/15/49 (e)	1,125,000	113
Teekay Corp. 8.500%, 01/15/20	1,560,000	1,698,450
Valero Energy Corp. 4.750%, 06/15/13 (b)	50,000	53,286
Williams Cos., Inc. 7.875%, 09/01/21	808,000	953,712
8.750%, 03/15/32 (b)	33,000	40,373

		35,577,396

Paper & Forest Products—0.6%
Appleton Papers, Inc. (144A) 11.250%, 12/15/15 (b)	3,000,000	2,400,000
NewPage Corp. 11.375%, 12/31/14 (b)	1,485,000	1,395,900

		3,795,900

Pharmaceuticals—0.4%
Pfizer, Inc. 6.200%, 03/15/19	820,000	960,516
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	780,000	907,014
Wyeth 5.500%, 03/15/13 (a) (b)	50,000	54,669
5.950%, 04/01/37	620,000	686,109

		2,608,308

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Professional Services—0.2%
Altegrity, Inc. (144A) 11.750%, 05/01/16	$1,440,000	$1,470,600

Real Estate Investment Trusts—0.0%
Boston Properties, L.P. 6.250%, 01/15/13 (b)	16,000	17,446

Road & Rail—0.5%
Kansas City Southern de Mexico S.A. de C.V. 12.500%, 04/01/16	1,560,000	1,911,000
RailAmerica, Inc. 9.250%, 07/01/17	1,190,000	1,307,512

		3,218,512

Semiconductors & Semiconductor Equipment—0.2%
Freescale Semiconductor, Inc. 10.125%, 12/15/16 (b)	30,000	31,575
Freescale Semiconductor, Inc. (144A) 9.250%, 04/15/18	750,000	825,000
National Semiconductor Corp. 6.600%, 06/15/17	140,000	154,666

		1,011,241

Specialty Retail—1.0%
Limited Brands, Inc. 6.950%, 03/01/33	60,000	56,100
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	3,810,000	3,657,600
9.000%, 10/15/15 (a) (b) (c)	2,954,783	3,095,135

		6,808,835

Textiles, Apparel & Luxury Goods—0.2%
Oxford Industries, Inc. 11.375%, 07/15/15	1,360,000	1,526,600

Thrifts & Mortgage Finance—0.0%
Countrywide Home Loans, Inc. 4.000%, 03/22/11 (b)	75,000	75,547

Tobacco—0.4%
Alliance One International, Inc. 10.000%, 07/15/16 (b)	880,000	902,000
Altria Group, Inc. 8.500%, 11/10/13 (b)	760,000	899,564
Reynolds American, Inc. 6.750%, 06/15/17 (b)	575,000	642,688
7.250%, 06/01/12	270,000	288,723

		2,732,975

Trading Companies & Distributors—0.1%
H&E Equipment Services, Inc. 8.375%, 07/15/16	500,000	510,000

Security Description	Par Amount	Value*

Wireless Telecommunication Services—1.5%
America Movil S.A.B. de C.V. 5.625%, 11/15/17 (b)	$490,000	$534,178
Cellco Partnership, Inc. 8.500%, 11/15/18	220,000	287,881
Cricket Communications, Inc. 7.750%, 05/15/16	1,555,000	1,613,313
Intelsat Jackson Holdings S.A. 9.500%, 06/15/16	85,000	89,675
Intelsat Jackson Holdings S.A. (144A) 7.250%, 10/15/20	3,310,000	3,343,100
8.500%, 11/01/19	2,945,000	3,202,687
Rogers Communications, Inc. 6.800%, 08/15/18 (b)	430,000	516,971

		9,587,805

Yankee—0.0%
Royal Bank of Scotland Group plc 6.375%, 02/01/11 (b)	70,000	70,226
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	253,688

		323,914

Total Corporate Bonds & Notes (Identified Cost $320,385,135)		313,682,352

U.S. Treasury & Government Agencies—33.5%

Agency Sponsored Mortgage-Backed—17.9%
Federal Home Loan Mortgage Corp. 0.610%, 04/15/33 (a)	789,295	789,732
4.000%, 12/15/38	100,000	97,815
4.000%, TBA	200,000	198,531
5.000%, 12/01/34	82,256	86,732
5.500%, TBA	300,000	319,688
11.565%, 06/15/21 (a) (f)	39	741
Federal National Mortgage Association 0.611%, 05/25/34 (a)	925,077	924,713
3.500%, TBA	7,300,000	7,350,187
4.000%, TBA	19,700,000	19,595,354
4.500%, TBA	3,100,000	3,181,859
5.000%, TBA	200,000	210,250
5.500%, TBA	24,900,000	26,622,241
6.000%, TBA	12,800,000	13,902,625
6.500%, 03/01/26	9,581	10,743
7.000%, 05/01/26	3,159	3,586
7.500%, 12/01/29	3,544	4,065
7.500%, 06/01/30	5,807	6,663
7.500%, 08/01/30	1,097	1,259
7.500%, 11/01/30	25,402	29,150
7.500%, 02/01/31	1,774	2,036
8.000%, 08/01/27	3,223	3,721
8.000%, 01/01/31	116,698	134,870
8.500%, 08/01/19	51,619	59,090
9.750%, 11/25/18	1,894,332	2,218,687

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association 10.400%, 04/25/19	$1,270	$1,577
Government National Mortgage Association 0.584%, 10/20/60 (a)	3,849,456	3,849,379
1.253%, 05/20/60 (a)	2,112,757	2,129,807
1.411%, 11/20/59 (a)	5,278,839	5,504,879
1.690%, 01/20/60 (a)	1,100,462	1,123,252
2.056%, 05/20/60 (a)	978,932	1,006,420
3.500%, TBA	100,000	96,281
4.000%, TBA	8,200,000	8,247,470
4.500%, TBA	6,300,000	6,540,187
5.000%, 07/20/40	1,849,100	1,966,334
5.000%, 08/20/40	1,571,394	1,671,493
5.000%, 09/20/40	198,275	210,906
5.000%, 11/20/40	99,855	106,216
5.500%, TBA	3,200,000	3,458,000
6.000%, TBA	5,200,000	5,695,565
National Credit Union Administration Guaranteed Notes 2.650%, 10/29/20	925,415	901,097
2.900%, 10/29/20	90,000	87,505

		118,350,706

Federal Agencies—4.9%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	3,400,000	3,698,911
Federal Home Loan Bank 0.240%, 10/28/11	6,200,000	6,193,490
0.320%, 11/30/11	6,640,000	6,636,414
0.500%, 12/23/11	5,340,000	5,334,922
1.500%, 01/16/13	840,000	853,327
Federal National Mortgage Association 0.010%, 10/09/19	1,500,000	947,134
6.250%, 05/15/29	1,710,000	2,097,932
7.125%, 01/15/30 (b)	1,710,000	2,264,011
Tennessee Valley Authority 4.625%, 09/15/60	1,130,000	1,056,949
5.250%, 09/15/39	670,000	708,335
5.980%, 04/01/36	2,320,000	2,681,556

		32,472,981

U.S. Treasury—10.7%
U.S. Treasury Bonds 3.875%, 08/15/40	60,000	55,266
4.250%, 11/15/40	5,100,000	5,017,125
U.S. Treasury Inflation Protected Bonds (TIPS) 2.000%, 01/15/26 (g)	330,570	350,998
2.125%, 02/15/40	2,448,846	2,591,952
2.500%, 01/15/29 (b) (g)	213,914	242,726
U.S. Treasury Notes 0.750%, 12/15/13 (b)	890,000	883,673
1.375%, 02/15/13	3,570,000	3,623,828
2.125%, 12/31/15 (a)	1,390,000	1,397,384
2.250%, 11/30/17 (b)	27,720,000	26,955,538
2.625%, 08/15/20 (b)	6,910,000	6,551,005

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.625%, 11/15/20 (b)	$7,630,000	$7,197,234
2.750%, 05/31/17 (a) (b)	15,510,000	15,707,504

		70,574,233

Total U.S. Treasury & Government Agencies (Identified Cost $220,099,832)		221,397,920

Mortgage-Backed Securities—10.9%

Collateralized-Mortgage Obligation—9.4%
American Home Mortgage Investment Trust 0.551%, 11/25/45 (a)	1,162,885	779,955
2.457%, 06/25/45 (a)	2,466,073	2,151,794
Banc of America Funding Corp. 0.431%, 05/20/36 (a)	1,013,702	796,000
Bear Stearns Adjustable Rate Mortgage Trust 2.871%, 10/25/35 (a)	2,700,000	2,257,732
Bear Stearns Asset Backed Securities Trust 0.491%, 04/25/36 (a)	2,298,068	1,202,875
Citigroup Mortgage Loan Trust, Inc. 3.078%, 12/25/35 (a)	4,325,117	2,849,011
Countrywide Alternative Loan Trust 0.461%, 05/25/36 (a)	2,201,298	1,237,816
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.621%, 03/25/35 (a)	463,183	381,836
0.681%, 11/25/34 (a)	256,920	224,618
GSR Mortgage Loan Trust 3.040%, 10/25/35 (a)	596,388	441,933
Harborview Mortgage Loan Trust 0.481%, 06/25/37 (a)	5,517,695	3,534,845
0.511%, 01/19/36 (a)	1,960,327	1,260,153
1.261%, 11/25/47 (a)	3,761,462	2,668,174
Impac Secured Assets CMN Owner Trust 0.581%, 03/25/36 (a)	1,829,691	986,209
0.611%, 08/25/36 (a)	452,165	408,177
IndyMac INDA Mortgage Loan Trust 5.874%, 11/25/37 (a)	2,429,032	1,951,948
IndyMac Index Mortgage Loan Trust 0.621%, 01/25/35 (a)	950,020	613,103
2.772%, 03/25/35 (a)	929,385	713,083
5.261%, 08/25/37 (a)	4,488,332	2,995,585
Lehman XS Trust 0.391%, 06/25/37 (a)	3,152,969	1,590,235
Luminent Mortgage Trust 0.451%, 05/25/46 (a)	2,287,402	1,305,588
MASTR Seasoned Securitization Trust 4.174%, 10/25/32 (a)	482,659	434,275
Merit Securities Corp. (144A) 1.761%, 09/28/32 (a)	337,501	303,324
Merrill Lynch Mortgage Investors, Inc. 5.019%, 05/25/34 (a)	650,702	655,003
Morgan Stanley Mortgage Loan Trust 0.581%, 01/25/35 (a)	1,508,364	1,142,082
2.352%, 06/26/36 (a)	2,561,157	2,416,398

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	$440,637	$442,526
6.500%, 10/25/34 (a)	509,433	520,647
Novastar Mortgage-Backed Notes 0.451%, 06/25/36 (a)	2,231,991	1,417,758
Prime Mortgage Trust (144A) 6.000%, 05/25/35	759,870	753,861
6.000%, 05/25/35	4,314,114	3,626,798
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	1,822,267	1,774,145
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	6,094,240	5,332,064
RBSGC Mortgage Pass-Through Certificates 0.711%, 01/25/37 (a)	2,640,541	1,556,567
Structured Adjustable Rate Mortgage Loan Trust 2.511%, 01/25/35 (a)	1,406,562	1,161,632
5.486%, 09/25/35 (a)	2,243,252	1,903,249
Structured Asset Mortgage Investments, Inc. 2.688%, 08/25/35 (a)	161,492	134,154
WaMu Mortgage Pass-Through Certificates 0.531%, 12/25/45 (a)	1,408,819	1,211,219
0.541%, 11/25/45 (a)	2,694,283	2,068,266
0.551%, 07/25/45 (a)	49,718	42,989
0.551%, 10/25/45 (a)	1,566,738	1,321,977
5.357%, 09/25/36 (a)	2,155,301	1,735,905
5.854%, 09/25/36 (a)	1,259,762	980,435
Wells Fargo Mortgage-Backed Securities Trust 2.879%, 06/25/35 (a)	259,268	250,915
2.904%, 04/25/36 (a)	527,548	480,551

		62,017,410

Commercial Mortgage-Backed Securities—1.5%
Americold LLC Trust (144A) 4.954%, 01/14/29	600,000	604,019
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	519,356
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	392,619	394,268
Credit Suisse Mortgage Capital Certificates 5.539%, 02/15/39 (a)	1,000,000	1,076,062
Extended Stay America Trust (144A) 2.951%, 11/05/15	1,497,597	1,473,141
First Union National Bank Commercial Mortgage 1.113%, 05/17/32 (a) (f)	1,927,775	65,439
Merrill Lynch Mortgage Trust 5.656%, 05/12/39 (a)	1,890,000	2,036,960
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.747%, 06/12/50 (a)	3,500,000	3,606,060

		9,775,305

Total Mortgage-Backed Securities (Identified Cost $87,246,996)		71,792,715

Asset-Backed Securities—5.0%
Security Description	Par Amount	Value*

Asset Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP, LLC (144A) 3.150%, 03/20/16	$230,000	$219,995
4.640%, 05/20/16	500,000	526,678
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,000,000	1,086,155

		1,832,828

Asset Backed - Home Equity—0.4%
Asset Backed Securities Corp. 3.110%, 04/15/33 (a)	44,368	31,587
Bear Stearns Asset Backed Securities Trust 0.631%, 01/25/34 (a)	43,575	35,985
EMC Mortgage Loan Trust (144A) 0.711%, 05/25/43 (a)	1,710,825	1,261,668
0.961%, 01/25/41 (a)	685,554	558,031
IndyMac Seconds Asset Backed Trust 0.391%, 06/25/36 (a)	2,620,025	311,862
Morgan Stanley Mortgage Loan Trust 0.411%, 03/25/36 (a)	1,341,252	356,896
Structured Asset Securities Corp. (144A) 0.371%, 02/25/36 (a) (d)	1,594,948	40,223

		2,596,252

Asset Backed - Other—2.6%
ACE Securities Corp. 0.391%, 02/25/31 (a)	1,026,217	771,983
Amortizing Residential Collateral Trust 2.061%, 08/25/32 (a)	74,886	32,920
Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	3,892,846	3,075,516
Countrywide Asset Backed Certificates 1.511%, 06/25/34 (a)	262,572	74,752
Countrywide Home Equity Loan Trust 0.400%, 07/15/36 (a)	1,417,757	787,796
Ellington Loan Acquisition Trust (144A) 1.261%, 05/25/37 (a)	1,852,766	1,734,176
1.511%, 05/25/37 (a)	4,400,000	2,195,015
GSAMP Trust 0.351%, 05/25/36 (a)	814,314	99,024
GSAMP Trust (144A) 0.371%, 05/25/46 (a)	392,685	385,439
GSRPM Mortgage Loan Trust (144A) 0.561%, 03/25/35 (a)	1,436,109	1,225,974
Lehman XS Trust 0.381%, 06/25/37 (a)	1,062,643	670,682
Long Beach Mortgage Loan Trust 0.781%, 01/21/31 (a)	32,627	24,618
Mid-State Trust 7.340%, 07/01/35	416,219	434,927
Origen Manufactured Housing 1.756%, 10/15/37 (a)	2,800,000	2,215,481
3.756%, 04/15/37 (a)	3,200,000	1,984,000
RAAC Series (144A) 0.511%, 02/25/37 (a)	1,428,914	1,028,894

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed - Other—(Continued)
SACO I, Inc. 0.521%, 06/25/36 (a)	$1,196,849	$381,534
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (d)	35,690	0
7.750%, 04/27/33 (d)	783	0

		17,122,731

Asset Backed - Student Loan—1.7%
Education Funding Capital Trust I 1.520%, 12/15/42 (a)	600,000	573,744
EFS Volunteer, LLC (144A) 1.389%, 10/25/35 (a)	750,000	701,284
Keycorp Student Loan Trust 0.548%, 10/25/32 (a)	1,220,539	1,188,224
Nelnet Student Loan Trust 0.938%, 03/22/32 (a)	6,650,000	6,008,009
1.768%, 04/25/24 (a)	1,680,000	1,719,489
SLM Student Loan Trust (144A) 0.592%, 12/15/25 (a)	1,000,000	958,625

		11,149,375

Total Asset-Backed Securities (Identified Cost $44,161,651)		32,701,186

Foreign Government & Agency Obligations—1.6%

Regional Government—0.1%
Region of Lombardy Italy 5.804%, 10/25/32	925,000	865,611

Sovereign—1.5%
Canada Housing Trust 3.150%, 06/15/15 (CAD)	6,600,000	6,799,055
Japan Bank for International Cooperation 2.875%, 02/02/15	1,230,000	1,258,295
Mexico Government International Bond 5.625%, 01/15/17	1,260,000	1,393,560
Russian Federation 11.000%, 07/24/18	310,000	435,705

		9,886,615

Total Foreign Government & Agency Obligations (Identified Cost $10,512,895)		10,752,226

Municipal Bonds & Notes—1.3%

Collateralized-Mortgage Obligation—0.4%
Virginia Housing Development Authority 6.000%, 06/25/34	2,390,136	2,405,935

Municipal Agency—0.9%
Kentucky Higher Education Student Loan Corp. 1.487%, 05/01/34 (a)	550,000	539,825
Los Angeles Department of Water & Power 6.574%, 07/01/45	450,000	458,955

Security Description	Par Amount	Value*

Municipal Agency—(Continued)
Municipal Electric Authority of Georgia 6.637%, 04/01/57	$470,000	$459,425
6.655%, 04/01/57	260,000	251,477
Pennsylvania Higher Education Assistance Agency 1.120%, 05/01/46 (a)	500,000	451,720
1.907%, 05/01/46 (a)	3,825,000	3,387,037
State of California 7.300%, 10/01/39	720,000	725,112

		6,273,551

Total Municipal Bonds & Notes (Identified Cost $8,643,618)		8,679,486

Common Stock—0.4%
Security Description	Shares	Value*

Building Products—0.1%
Nortek, Inc. (h)	20,436	735,696

Chemicals—0.2%
Applied Extrusion Technologies, Inc. (Class B) (e) (h)	2,424	5,454
Georgia Gulf Corp. (b) (h)	49,762	1,197,274

		1,202,728

Energy Equipment & Services—0.0%
SemGroup Corp. (b) (h)	2,910	79,065

Media—0.1%
Charter Communications,Inc. (b) (h)	15,892	618,834

Total Common Stock (Identified Cost $2,615,807)		2,636,323

Term Loans—0.3%
Security Description	Par Amount	Value*

IT Services—0.3%
First Data Corp. 3.003%, 09/24/14 (a)	$2,236,307	2,071,849

Total Term Loans (Identified Cost $2,146,854)		2,071,849

Convertible Preferred Stock—0.2%
Security Description	Shares	Value*

Diversified Financial Services—0.2%
Citigroup Capital XII (a) (b)	43,725	1,156,963

Total Convertible Preferred Stock (Identified Cost $1,093,299)		1,156,963

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Preferred Stock—0.2%

Security Description	Shares	Value*

Diversified Financial Services—0.2%
Citigroup, Inc. (b)	8,110	$1,108,556

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (h)	117,175	73,703
Federal National Mortgage Association (h)	84,850	47,516
Federal National Mortgage Association (h)	3,400	2,584

		123,803

Total Preferred Stock (Identified Cost $6,042,505)		1,232,359

Warrants—0.0%

Energy Equipment & Services—0.0%
SemGroup Corp. (h)	3,064	13,788

Yankee—0.0%
Republic of Venezuela (h)	3,750	98,438

Total Warrants (Identified Cost $0)		112,226

Short Term Investments—20.2%
Security Description	Shares/Par Amount	Value*

Discount Notes—2.5%
Federal Home Loan Mortgage Corp. 0.190%, 05/09/11 (g)	$890,000	889,426
0.210%, 07/06/11	6,620,000	6,612,817
0.180%, 05/26/11	6,630,000	6,625,193
Federal National Mortgage Association 0.240%, 05/09/11 (g)	107,000	106,928
0.200%, 05/16/11 (g)	1,803,000	1,801,747
0.244%, 05/09/11	900,000	899,232

		16,935,343

Mutual Funds—8.0%
State Street Navigator Securities Lending Prime Portfolio (i)	53,039,312	53,039,312

Repurchase Agreement—6.3%
Barclays Capital Repurchase Agreement dated 12/31/10 at 0.090% to be repurchased at $41,500,311 on 01/03/11, collateralized by $40,411,000 U.S. Treasury Note due 12/31/16 with a value of $42,329,997	41,500,000	41,500,000

U.S. Treasury—3.4%
U.S. Treasury Bills 0.102%, 02/24/11	3,800,000	3,799,430
0.120%, 04/14/11	6,300,000	6,297,837
0.121%, 04/21/11	3,800,000	3,798,636

Security Description	Shares/Par Amount	Value*

U.S. Treasury—(Continued)

U.S. Treasury Bills 0.162%, 06/09/11	$2,100,000	$2,098,562
0.120%, 06/23/11	6,300,000	6,294,551

		22,289,016

Total Short Term Investments (Identified Cost $133,763,671)		133,763,671

Total Investments—121.1% (Identified Cost $836,712,263) (j)		799,979,276
Liabilities in excess of other assets		(139,302,440)

Net Assets—100.0%		$660,676,836

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $51,569,579 and the collateral received consisted of cash in the amount of $53,039,312 and non-cash collateral with a value of $256,740. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Security was valued in good faith under procedures approved by the Board of Directors.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(g)	All or a portion of the security was pledged as collateral against open futures contracts.
(h)	Non-Income Producing.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $839,742,662. The aggregate unrealized appreciation and depreciation of investments was $ 25,832,640 and $(65,563,608), respectively, resulting in net unrealized depreciation of $(39,730,968) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $98,066,961, which is 14.8% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
Australian Dollar (sold) for South African Rand*	UBS AG	2/14/2011	23,537,000	$3,453,580	$3,551,527	$97,947
Euro (sold)	UBS AG	2/14/2011	5,003,199	6,615,130	6,700,249	(85,119)
Mexican Peso (bought)	UBS AG	2/14/2011	81,847,350	6,630,000	6,612,324	(17,676)
Polish Zloty (sold) for Swiss Franc*	UBS AG	2/14/2011	9,609,503	9,735,431	10,290,978	555,547
Swiss Franc (sold) for Polizh Zloty*	UBS AG	2/14/2011	28,841,000	10,612,759	9,735,431	(877,328)

Net Unrealized Depreciation						($326,629)

*	For cross-currency exchange contracts, the local currency amount represents the local currency being purchased. The aggregate face value represents the U.S. dollar value at December 31, 2010 of the currency being sold and the valuation as of December 31, 2010 is the U.S. dollar value of the currency being purchased.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 2 Year Futures	3/31/2011	10	$2,193,283	$2,189,063	$(4,220)
U.S. Treasury Notes 10 Year Futures	3/22/2011	530	63,553,504	63,831,875	278,371
U.S. Treasury Bond 30 Year Futures	3/22/2011	174	21,867,753	21,249,750	(618,003)
U.S. Treasury Bond Ultra Long Futures	3/22/2011	177	23,093,646	22,495,594	(598,052)

Futures Contracts—Short
German Euro Bund Futures	3/8/2011	(69)	(11,510,135)	(11,580,105)	(69,970)
U.S. Treasury Notes 5 Year Futures	3/31/2011	(476)	(56,975,867)	(56,034,125)	941,742

Net Unrealized Depreciation					$(70,132)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace & Defense	$—	$2,956,288	$—	$2,956,288
Airlines	—	8,182,038	—	8,182,038
Auto Components	—	636,560	—	636,560
Automobiles	—	1,753,262	—	1,753,262

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Beverages	$—	$1,354,869	$—	$1,354,869
Capital Markets	—	9,139,618	—	9,139,618
Chemicals	—	934,976	—	934,976
Commercial Banks	—	32,881,256	—	32,881,256
Commercial Services & Supplies	—	4,371,237	—	4,371,237
Consumer Finance	—	9,850,696	—	9,850,696
Containers & Packaging	—	2,565,737	—	2,565,737
Diversified Consumer Services	—	447,225	—	447,225
Diversified Financial Services	—	50,582,595	—	50,582,595
Diversified Telecommunication Services	—	9,515,847	—	9,515,847
Electric Utilities	—	7,765,891	—	7,765,891
Energy Equipment & Services	—	2,646,216	—	2,646,216
Food & Staples Retailing	—	2,551,041	—	2,551,041
Food Products	—	1,657,454	—	1,657,454
Health Care Equipment & Supplies	—	591,760	—	591,760
Health Care Providers & Services	—	21,546,775	—	21,546,775
Hotels, Restaurants & Leisure	—	10,299,197	—	10,299,197
Independent Power Producers & Energy Traders	—	16,483,859	—	16,483,859
Insurance	—	4,756,785	—	4,756,785
IT Services	—	6,808,375	—	6,808,375
Marine	—	818,100	—	818,100
Media	—	22,967,766	—	22,967,766
Metals & Mining	—	10,088,650	—	10,088,650
Multiline Retail	—	263,200	—	263,200
Oil, Gas & Consumable Fuels	—	35,577,283	113	35,577,396
Paper & Forest Products	—	3,795,900	—	3,795,900
Pharmaceuticals	—	2,608,308	—	2,608,308
Professional Services	—	1,470,600	—	1,470,600
Real Estate Investment Trusts	—	17,446	—	17,446
Road & Rail	—	3,218,512	—	3,218,512
Semiconductors & Semiconductor Equipment	—	1,011,241	—	1,011,241
Specialty Retail	—	6,808,835	—	6,808,835
Textiles, Apparel & Luxury Goods	—	1,526,600	—	1,526,600
Thrifts & Mortgage Finance	—	75,547	—	75,547
Tobacco	—	2,732,975	—	2,732,975
Trading Companies & Distributors	—	510,000	—	510,000
Wireless Telecommunication Services	—	9,587,805	—	9,587,805
Yankee	—	323,914	—	323,914
Total Corporate Bonds & Notes	—	313,682,239	113	313,682,352
Total U.S. Treasury & Government Agencies*	—	221,397,920	—	221,397,920
Total Mortgage-Backed Securities*	—	71,792,715	—	71,792,715
Total Asset-Backed Securities*	—	32,701,186	—	32,701,186
Total Foreign Government & Agency Obligations*	—	10,752,226	—	10,752,226
Total Municipal Bonds & Notes*	—	8,679,486	—	8,679,486
Common Stock
Building Products	735,696	—	—	735,696
Chemicals	1,197,274	—	5,454	1,202,728
Energy Equipment & Services	79,065	—	—	79,065
Media	618,834	—	—	618,834
Total Common Stock	2,630,869	—	5,454	2,636,323
Total Term Loans*	—	2,071,849	—	2,071,849
Total Convertible Preferred Stock*	1,156,963	—	—	1,156,963
Total Preferred Stock*	1,232,359	—	—	1,232,359
Total Warrants*	—	112,226	—	112,226

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short Term Investments
Discount Notes	$—	$16,935,343	$—	$16,935,343
Mutual Funds	53,039,312	—	—	53,039,312
Repurchase Agreement	—	41,500,000	—	41,500,000
U.S. Treasury	—	22,289,016	—	22,289,016
Total Short Term Investments	53,039,312	80,724,359	—	133,763,671
Total Investments	$58,059,503	$741,914,206	$5,567	$799,979,276

Futures Contracts**
Futures Contracts Long (Net Depreciation)	$(941,904)	$—	$—	$(941,904)
Futures Contracts Short (Net Appreciation)	871,772	—	—	871,772
Total Futures Contracts Net Unrealized Depreciation	(70,132)	—	—	(70,132)
Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	—	653,494	—	653,494
Forward Foreign Currency Contracts (Depreciation)	—	(980,123)	—	(980,123)
Total Forward Contracts Net Unrealized Depreciation	—	(326,629)	—	(326,629)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Common Stock	Warrants	Term Loans	Total
Balance as of December 31, 2009	$3	$5,454	$99,406	$2,083,834	$2,188,697
Transfers In (Out) of Level 3	185	0	(99,406)	(2,083,834)	(2,183,055)
Accrued discounts/premiums	352	0	0	0	352
Realized Gain (Loss)	0	0	(40,147)	0	(40,147)
Change in unrealized appreciation (depreciation)	(427)	0	40,147	0	39,720
Investment Purchases (Sales)	0	0	0	0	0
Balance as of December 31, 2010	$113	$5,454	$0	$0	$5,567

Term Loan in the amount of $2,083,834 and warrants in the amount of $99,406 were transfered out of Level 3 due to the initiation of vendor quotes. The change in unrealized appreciation (depreciation) on investments held at December 31, 2010 was $(427) and is included in net change in unrealized appreciation on investments in the Statement of Operations.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a)(b)		$799,979,276
Cash		739,535
Cash denominated in foreign currencies (c) (d)		420,711
Unrealized appreciation on open forward foreign currency contracts		653,494
Receivable for:
Securities sold		145,314,658
Fund shares sold		1,557,832
Accrued interest and dividends		6,424,982
Futures variation margin		529,475
Miscellaneous asset		32,418

Total Assets		955,652,381
Liabilities
Unrealized depreciation on open forward foreign currency contracts	$980,123
Payable for:
Securities purchased	240,346,796
Fund shares redeemed	108,094
Collateral for securities loaned	53,039,312
Accrued expenses:
Management fees	325,103
Distribution and service fees	59,334
Deferred directors’ fees	26,754
Other expenses	90,029

Total Liabilities		294,975,545

Net Assets		$660,676,836

Net assets consists of:
Paid in surplus		$700,576,436
Undistributed net investment income		32,901,548
Accumulated net realized losses		(35,709,348)
Unrealized depreciation on investments and foreign currency transactions		(37,091,800)

Net Assets		$660,676,836

Net Assets
Class A		$343,171,825
Class B		227,617,473
Class E		89,887,538
Capital Shares (Authorized) Outstanding
Class A (45,000,000)		26,604,863
Class B (30,000,000)		17,739,319
Class E (12,500,000)		6,992,747
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.90
Class B		12.83
Class E		12.85

(a)	Identified cost of investments was $836,712,263.
(b)	Includes securities on loan with a value of $51,569,579.
(c)	Includes $314,074 of restricted cash pledged as collateral for open futures contracts.
(d)	Identified cost of cash denominated in foreign currencies was $415,030

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends		$204,297
Interest (a)		37,462,364

		37,666,661
Expenses
Management fees	$4,193,847
Distribution and service fees—Class B	548,986
Distribution and service fees—Class E	138,223
Directors’ fees and expenses	50,109
Custodian and accounting	112,544
Audit and tax services	38,512
Legal	12,327
Shareholder reporting	83,137
Insurance	8,679
Miscellaneous	14,216

Total expenses	5,200,580
Management fee waivers	(275,000)	4,925,580

Net Investment Income		32,741,081

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(7,555,589)
Futures contracts	9,850,440
Foreign currency transactions	(49,241)
Options	674,411	2,920,021

Net change in unrealized appreciation (depreciation) on:
Investments	46,374,662
Futures contracts	252,555
Foreign currency transactions	(320,814)
Options	(51,883)	46,254,520

Net realized and unrealized gain		49,174,541

Net Increase in Net Assets From Operations		$81,915,622

(a)	Includes net income on securities loaned of $185,548.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,741,081	$46,800,020
Net realized gain (loss)	2,920,021	(34,237,788)
Net change in unrealized appreciation	46,254,520	172,243,610

Increase in net assets from operations	81,915,622	184,805,842

From Distributions to Shareholders
Net investment income
Class A	(27,736,512)	(41,585,074)
Class B	(13,057,375)	(11,745,960)
Class E	(5,638,367)	(5,534,384)

	(46,432,254)	(58,865,418)

Net realized capital gain
Class A	0	(18,354,068)
Class B	0	(5,381,003)
Class E	0	(2,499,399)

	0	(26,234,470)

Total distributions	(46,432,254)	(85,099,888)

Decrease in net assets from capital share transactions	(93,321,343)	(172,674,177)

Total decrease in net assets	(57,837,975)	(72,968,223)

Net Assets
Beginning of the period	718,514,811	791,483,034

End of the period	$660,676,836	$718,514,811

Undistributed Net Investment Income
End of the period	$32,901,548	$46,285,774

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	5,526,565	$69,450,454	8,123,552	$87,975,516
Reinvestments	2,286,604	27,736,512	6,316,032	59,939,142
Redemptions	(15,549,053)	(190,505,198)	(32,605,244)	(321,322,007)

Net decrease	(7,735,884)	$(93,318,232)	(18,165,660)	$(173,407,349)

Class B
Sales	1,813,165	$22,753,609	1,631,672	$17,960,983
Reinvestments	1,080,014	13,057,375	1,810,461	17,126,963
Redemptions	(2,346,612)	(29,158,115)	(2,848,105)	(30,377,768)

Net increase	546,567	$6,652,869	594,028	$4,710,178

Class E
Sales	905,782	$11,361,063	571,796	$6,377,084
Reinvestments	465,981	5,638,367	848,340	8,033,783
Redemptions	(1,891,326)	(23,655,410)	(1,710,857)	(18,387,873)

Net decrease	(519,563)	$(6,655,980)	(290,721)	$(3,977,006)

Decrease derived from capital share transactions		$(93,321,343)		$(172,674,177)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.19	$10.30	$12.70	$12.58	$12.72

Income (Loss) From Investment Operations
Net investment income	0.63 (a)	0.75 (a)	0.74 (a)	0.63 (a)	0.38
Net realized and unrealized gain (loss) on investments	0.87	2.28	(2.58)	(0.15)	0.22

Total from investment operations	1.50	3.03	(1.84)	0.48	0.60

Less Distributions
Distributions from net investment income	(0.79)	(0.79)	(0.49)	(0.35)	(0.64)
Distributions from net realized capital gains	0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.79)	(1.14)	(0.56)	(0.36)	(0.74)

Net Asset Value, End of Period	$12.90	$12.19	$10.30	$12.70	$12.58

Total Return (%)	12.73	32.22	(15.00)	4.03	5.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.69	0.65	0.66	0.72
Net ratio of expenses to average net assets (%) (b)	0.63	0.67	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.00	6.87	6.34	5.03	4.91
Portfolio turnover rate (%)	295	228	280	504	700
Net assets, end of period (in millions)	$343.17	$418.60	$541.02	$696.19	$366.98

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.13	$10.26	$12.65	$12.53	$12.66

Income (Loss) From Investment Operations
Net investment income	0.59 (a)	0.70 (a)	0.71 (a)	0.59 (a)	0.54
Net realized and unrealized gain (loss) on investments	0.87	2.28	(2.57)	(0.14)	0.03

Total from investment operations	1.46	2.98	(1.86)	0.45	0.57

Less Distributions
Distributions from net investment income	(0.76)	(0.76)	(0.46)	(0.32)	(0.60)
Distributions from net realized capital gains	0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.76)	(1.11)	(0.53)	(0.33)	(0.70)

Net Asset Value, End of Period	$12.83	$12.13	$10.26	$12.65	$12.53

Total Return (%)	12.45	31.89	(15.20)	3.70	4.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.94	0.90	0.91	0.97
Net ratio of expenses to average net assets (%) (b)	0.88	0.92	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.70	6.48	6.08	4.77	4.66
Portfolio turnover rate (%)	295	228	280	504	700
Net assets, end of period (in millions)	$227.62	$208.62	$170.29	$241.18	$198.63

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.15	$10.27	$12.67	$12.55	$12.68

Income (Loss) From Investment Operations
Net investment income	0.60 (a)	0.72 (a)	0.72 (a)	0.61 (a)	0.62
Net realized and unrealized gain (loss) on investments	0.88	2.29	(2.58)	(0.15)	(0.03)

Total from investment operations	1.48	3.01	(1.86)	0.46	0.59

Less Distributions
Distributions from net investment income	(0.78)	(0.78)	(0.47)	(0.33)	(0.62)
Distributions from net realized capital gains	0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.78)	(1.13)	(0.54)	(0.34)	(0.72)

Net Asset Value, End of Period	$12.85	$12.15	$10.27	$12.67	$12.55

Total Return (%)	12.62	31.97	(15.10)	3.89	4.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.80	0.81	0.87
Net ratio of expenses to average net assets (%) (b)	0.78	0.82	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	6.59	6.15	4.87	4.75
Portfolio turnover rate (%)	295	228	280	504	700
Net assets, end of period (in millions)	$89.89	$91.30	$80.17	$129.39	$137.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to paydown reclasses, foreign currency transactions, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$4,193,847	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.055%	On the first $	500 million

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

An identical expense agreement was in place for the period September 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,701,202,369	$181,120,504	$1,646,908,500	$333,008,483

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2010 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	361	$163,801
Options written	1,089	489,092
Options bought back	(1,115)	(532,729)
Options expired	(335)	(120,164)

Options outstanding December 31, 2010	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	402	$176,644
Options written	856	357,077
Options bought back	(948)	(384,966)
Options expired	(310)	(148,755)

Options outstanding December 31, 2010	0	$0

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Written option activity for the year ended December 31, 2010 is indicated in Note 4 of the Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized depreciation on investments and foreign currency transactions	$871,772	*	Net Assets—Unrealized depreciation on investments and foreign currency transactions	$(941,904)*
Foreign Exchange	Receivables—Unrealized appreciation on open forward foreign currency contracts	653,494		Payables—Unrealized depreciation on open forward foreign currency contracts	(980,123)

Total		$1,525,266			$(1,922,027)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$9,850,440	$—	$9,850,440
Foreign Currency Transactions	—	(64,368)	(64,368)
Options (a)	318,271	—	318,271

Total	$10,168,711	$(64,368)	$10,104,343

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$252,555	$—	$252,555
Foreign Currency Transactions	—	(326,629)	(326,629)
Options (a)	(12,574)	—	(12,574)

Total	$239,981	$(326,629)	$(86,648)

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Average Notional or Face Amount	Foreign Exchange	Interest Rate
Futures Contracts Short	$—	(41,586,225)
Futures Contracts Long	—	84,383,333
Foreign Currency Transactions	21,594,962	—
Options Purchased	—	123,750
Options Written	—	(516,333)

(a)	Includes options purchased which are part of realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statements of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$46,432,254	$74,269,035	$—	$10,830,853	$—	$—	$46,432,254	$85,099,888

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$32,601,673	$—	$(39,795,408)	$(31,701,051)	$(38,894,786)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $29,246,938 in capital loss carryforwards expiring on December 31, 2017 and $2,454,113 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$978,060

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

MSF-31

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-32

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-33

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-34

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-35

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-36

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-37

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-38

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-39

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Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 5.81%, 5.49%, and 5.67%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, returned 4.98%.

MARKET ENVIRONMENT/CONDITIONS

Despite volatility that periodically stoked investor anxieties throughout the period, 2010 was a good year for risk markets. Equities (as measured by the S&P 500 Index) gained just over 15% for the year, while fixed-income (as represented by the Barclays Capital U.S. Aggregate Bond Index) rose 6.5%. Non-Treasury fixed-income sectors, such as credit, agency debt and agency mortgages, generally also performed well. Market volatility, as measured by the CBOE Volatility (VIX) Index, hit a high of 46 in May, but otherwise decreased from 22 at the beginning of the year to 18 by year-end. The cost of three-month interbank borrowing—which began the year at 0.29%—rose to a high of 0.54% in June but then moderated to end the year essentially unchanged at 0.30%.

Despite uncertainties, the U.S. economy continued to recover, albeit slowly. First quarter gross domestic product (GDP) grew at an annualized rate of 2.7%, driven by increases in personal consumption and exports, which pointed to a slow but steady recovery. Second quarter GDP was tepid at 1.7% which then fueled concerns of a double-dip recession. Fortunately, third quarter GDP, which increased to 2.6%, as well as other stronger than expected economic data helped to alleviate these concerns. Corporate profits continued to increase. Housing remained a concern. Home prices posted a year-over-year decrease of approximately 0.8% in October, according to the S&P/Case-Shiller Home Price Index (20-city, seasonally adjusted). Unemployment remained elevated throughout the year at over 9%. Headline inflation moderated from nearly 3% year-over-year to just over 1% year-over-year by the summer, where it remained for the rest of the year. Consumer confidence data has been mixed yet was generally positive during the waning months of 2010. Surveys indicate, however, that most consumers are still concerned about their personal finances and the difficulty of finding quality jobs. Aware of this uncertainty, the Federal Reserve (the Fed) maintained its funds rate at 0.00-0.25%. The yield curve steepened as long-dated rates decreased less than shorter dated rates did over the period.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio outperformed its benchmark index in 2010. Overall, the Portfolio benefited from its allocation to spread sectors and an underweight to Treasuries. The higher yield of the Portfolio also benefited given the current low rate environment.

We believed that the Fed was unlikely to raise its target rate in the near future, so short term yields would likely stay near current levels. Therefore, a tactically neutral to long duration position in the Portfolio was generally maintained throughout the year as a diversifier to the Portfolio’s spread sector exposure. We expected the curve to flatten throughout the year so we added more duration to intermediate rates. The curve, however, steepened in the fourth quarter due to improved economic data. Although volatile Treasury yields presented an opportunity in 2010, our tactical adjustments to duration and yield curve positioning detracted from performance.

Our exposure to non-agency mortgage bonds was the largest contributor to outperformance given broad investor demand, limited supply, price improvements and continued principal paydowns. Liquidity in this space has been greatly increased since 2008 crisis levels as a result of the government initiatives Public-Private Investment Program and Term Asset Loan Facility. As the year came to a close, we trimmed our non-agency mortgage exposure from approximately 8% at the beginning of the year to 5%, as we believed many of these securities had reached fair valuations.

We began 2010 with roughly 13% of the Portfolio allocated to agency mortgage as the Fed’s purchases led to a contraction of spreads. When the U.S. government ended its purchase program, we believed there was little value left in this space and decreased our exposure to nearly 0% in favor of cash. Once the Fed resumed their Treasury purchases, however, we began to see more opportunities at certain coupon levels. We therefore increased our allocation and ended the year with approximately 23% exposure. On a net basis, our agency mortgage exposure was beneficial.

At the beginning of 2010, we favored cash over U.S. Treasuries and agency debt given the end of the first iteration of quantitative easing. Towards the middle of the year, investors grew increasingly worried that the economy would slip back into a recession. The Fed, concerned by the unimpressive economic growth and the threat of deflation, shared this concern of a double-dip recession. Markets speculated on when the Fed would begin further asset purchases. The matter was resolved when the Fed announced the enactment of the second round of quantitative easing (QE2) in November. As a result, we reevaluated opportunities in the fixed income space and decreased our significant exposure to cash by increasing exposures to Treasuries and agency debt. As new agency-debentures came to issue, especially those backed by FDIC financial names, we found their yields attractive and significantly increased the Portfolio’s allocation starting in mid-2010 to an overweight position relative to the benchmark. Given that the sector did well over the year, our allocation slightly detracted from performance for the overall period.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

The Portfolio had a 1% allocation to Treasury Inflation-Protected Securities (TIPS) in early 2010. Given the likelihood of low inflationary pressures, we reduced the TIPS exposure by mid-year. Once QE2 began, we anticipated that market implied inflation would slowly increase. We, therefore, doubled the TIPS exposure by year-end. Our tactical TIPS trading was a slight detractor from overall performance.

Stephen A. Walsh

S. Kenneth Leech

Mark S. Lindbloom

Fred Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management U.S. Government Portfolio
Class A	5.81	3.64	3.91	—
Class B	5.49	3.38	—	3.11
Class E	5.67	3.49	—	3.66
Barclays Capital U.S. Intermediate Government Bond Index	4.98	5.41	5.11	—

1 The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Issuers

% of Long Term Investments
U.S. Treasury Notes	34.6
Federal National Mortgage Association	19.6
Federal Home Loan Mortgage Corp.	6.3
Federal Home Loan Bank	4.6
Government National Mortgage Association	4.5
U.S. Treasury Bonds	3.4
Federal Farm Credit Bank	2.4
Private Export Funding Corp.	2.2
General Electric Capital Corp.	1.7
National Credit Union Administration Guaranteed Notes	1.6

Top Sectors

% of Long Term Investments
U.S. Treasury	38.0
Residential Mortgage-Backed	23.3
Government Agencies	22.6
Government Guaranteed	11.1
Asset-Backed	2.5
Index-Linked Securities	1.9
Commercial Mortgage-Backed	0.4
Investment Grade Credit	0.2

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.49%	$1,000.00	$1,004.10	$2.48
	Hypothetical*	0.49%	$1,000.00	$1,022.71	$2.50

Class B(a)	Actual	0.74%	$1,000.00	$1,003.30	$3.74
	Hypothetical*	0.74%	$1,000.00	$1,021.43	$3.77

Class E(a)	Actual	0.64%	$1,000.00	$1,004.10	$3.23
	Hypothetical*	0.64%	$1,000.00	$1,021.94	$3.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—91.8% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—22.9%
Federal Home Loan Mortgage Corp. 2.995%, 01/01/35 (a)	$49,869	$52,473
4.000%, 12/15/38	400,000	391,258
4.500%, 04/15/32	304,579	307,122
5.000%, 08/01/33	158,601	167,430
5.746%, 02/01/37 (a)	44,181	46,949
5.769%, 05/01/37 (a)	96,334	102,379
5.860%, 05/01/37 (a)	110,822	117,160
6.500%, 08/01/13	4,259	4,509
6.500%, 03/01/26	1,884	2,114
6.500%, 07/01/26	11,930	13,386
7.000%, 07/01/11	380	389
8.000%, 12/01/19	5,887	6,349
8.000%, 07/01/20	15,151	16,922
8.000%, 09/01/30	12,303	14,385
8.500%, 06/15/21	80,629	91,965
9.000%, 10/01/17	2,255	2,270
Federal National Mortgage Association 3.500%, TBA	24,000,000	24,165,000
4.000%, 08/01/40	861,284	855,497
4.000%, TBA	94,100,000	93,600,141
4.315%, 01/25/43 (a)	673,420	697,937
4.500%, 03/01/20	330,594	350,016
4.500%, TBA	25,400,000	26,070,712
5.000%, 03/01/18	723,004	777,446
5.000%, TBA	300,000	315,375
5.500%, 04/01/35	797,599	864,716
5.500%, TBA	124,500,000	133,154,328
6.000%, TBA	81,900,000	88,975,688
6.500%, 04/01/13	10,158	11,071
6.500%, 07/01/13	7,577	8,258
6.500%, 06/01/17	249,623	273,142
6.500%, 03/01/26	2,814	3,156
6.500%, 12/01/27	6,232	7,004
6.500%, 04/01/29	183,026	205,797
6.500%, 05/01/32	192,135	213,302
6.500%, 07/01/32	2,179,280	2,486,615
6.500%, 11/01/36	273,446	304,988
6.500%, 10/01/37	8,130	9,068
6.500%, TBA	10,000,000	11,112,500
6.826%, 07/01/37 (a)	158,335	170,588
7.000%, 12/01/14	9,971	10,791
7.000%, 07/01/15	2,411	2,633
7.000%, 11/01/23	4,774	5,397
7.000%, 11/01/28	6,684	7,600
7.000%, 02/01/29	4,652	5,289
7.000%, 01/01/30	2,724	3,100
7.500%, 02/01/16	52,004	57,280
7.500%, 04/01/32	16,098	18,494
8.000%, 05/01/28	6,701	7,731
8.000%, 08/01/30	3,084	3,566
8.000%, 07/01/32	1,324	1,533
9.750%, 11/25/18	7,156,365	8,381,708
11.500%, 09/01/19	92	100
12.000%, 10/01/15	20,287	23,302
12.000%, 01/15/16	544	617

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
12.500%, 09/20/15	$667	$767
12.500%, 01/15/16	3,769	4,320
Government National Mortgage Association 3.500%, TBA	12,600,000	12,131,431
3.950%, 07/15/25	11,100,000	11,152,935
4.000%, TBA	42,200,000	42,445,691
5.000%, 07/20/40	874,225	929,914
5.000%, 08/20/40	4,321,333	4,596,605
5.500%, TBA	20,200,000	21,734,089
6.000%, 03/15/33	2,967,874	3,300,039
6.000%, TBA	22,500,000	24,634,148
6.500%, 06/15/31	16,565	18,806
6.500%, 08/15/34	466,128	531,541
7.500%, 01/15/29	13,279	15,350
7.500%, 09/15/29	7,544	8,721
7.500%, 02/15/30	17,148	19,838
7.500%, 09/15/30	25,814	29,864
8.500%, 05/15/18	14,952	15,175
8.500%, 06/15/25	85,877	102,390
9.000%, 12/15/16	8,471	9,522
National Credit Union Administration Guaranteed Notes 3.000%, 10/29/20	25,000,000	24,306,935

		540,486,627

Federal Agencies—22.9%
Federal Farm Credit Bank 1.500%, 11/16/15 (b)	20,000,000	19,417,380
1.950%, 11/15/17	19,980,000	18,924,456
2.625%, 04/17/14	25,000,000	26,083,900
Federal Home Loan Bank 1.400%, 07/12/13	25,000,000	25,146,100
1.500%, 01/16/13 (b)	20,000,000	20,317,320
2.000%, 09/14/12	20,000,000	20,474,700
2.625%, 12/08/17	20,000,000	19,416,740
4.125%, 03/13/20	25,000,000	26,074,625
5.250%, 12/11/20	12,000,000	13,417,140
Federal Home Loan Mortgage Corp. 0.211%, 12/29/11 (a)	12,000,000	11,996,016
1.750%, 09/10/15 (b)	52,000,000	51,112,204
3.750%, 06/28/13	20,000,000	21,419,040
4.750%, 11/17/15 (b)	30,000,000	33,606,720
5.000%, 04/18/17 (b)	18,000,000	20,324,538
5.500%, 08/23/17	10,000,000	11,589,360
6.750%, 03/15/31 (b)	16,000,000	20,487,216
Federal National Mortgage Association 0.251%, 07/26/12 (a)	13,000,000	12,991,810
1.350%, 08/16/13	25,000,000	25,019,775
1.625%, 10/26/15 (b)	56,000,000	54,582,024
1.750%, 08/18/14	13,000,000	13,023,608
4.750%, 11/19/12	30,000,000	32,280,360
National Archives Facility Trust 8.500%, 09/01/19	4,169,531	5,053,388

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2010

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Tennessee Valley Authority 4.500%, 04/01/18	$20,000,000	$21,679,400
The Financing Corp. Strips Zero Coupon, 06/27/11	13,949,000	13,901,755

		538,339,575

U.S. Treasury—46.0%
U.S. Treasury Bonds 6.250%, 08/15/23 (b)	25,000,000	31,421,875
8.000%, 11/15/21 (b)	38,500,000	54,453,437
8.875%, 02/15/19 (b)	5,000,000	7,192,190
U.S. Treasury Inflation Protected Bonds (TIPS) 2.000%, 01/15/26 (b) (d)	8,231,193	8,739,856
2.375%, 01/15/27 (b) (d)	3,307,695	3,675,934
U.S. Treasury Inflation Protected Notes (TIPS) 1.250%, 07/15/20 (b)	38,107,540	39,018,539
U.S. Treasury Notes 0.750%, 12/15/13 (b)	35,000,000	34,751,185
1.000%, 09/30/11 (b)	80,000,000	80,431,280
1.125%, 12/15/11	120,000,000	120,904,680
1.375%, 02/15/13	40,000,000	40,603,120
2.125%, 12/31/15(a)	40,000,000	40,212,480
2.250%, 11/30/17 (b)	35,000,000	34,034,770
2.750%, 05/31/17 (b)	134,000,000	135,706,356
3.500%, 05/15/20 (b)	206,000,000	211,022,280
4.000%, 02/15/14	30,000,000	32,681,250
4.500%, 05/15/17 (b)	140,000,000	156,646,840
4.875%, 08/15/16	45,000,000	51,289,470

		1,082,785,542

Total U.S. Treasury & Government Agencies (Identified Cost $2,196,977,289)		2,161,611,744

Corporate Bonds & Notes—12.5%

Commercial Banks—3.5%
Ally Financial, Inc. 0.304%, 12/19/12 (a)	22,485,000	22,488,777
Citibank N.A. 0.316%, 05/07/12 (a)	13,650,000	13,661,084
1.250%, 11/15/11	20,000,000	20,154,320
New York Community Bank 3.000%, 12/16/11	12,796,000	13,102,541
SunTrust Bank 3.000%, 11/16/11	11,350,000	11,608,281

		81,015,003

Diversified Financial Services—9.0%
Bank of America Corp. 2.100%, 04/30/12	17,000,000	17,352,988
Citigroup Funding, Inc. 0.603%, 03/30/12 (a)	20,000,000	20,115,460
Citigroup, Inc. 2.125%, 04/30/12	33,000,000	33,669,702

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 0.502%, 03/12/12 (a)	$6,725,000	$6,748,544
2.200%, 06/08/12	17,000,000	17,380,596
2.625%, 12/28/12 (b)	20,000,000	20,743,700
JPMorgan Chase & Co. 0.553%, 12/26/12 (a)	17,000,000	17,086,241
Private Export Funding Corp. 2.250%, 12/15/17	40,000,000	37,698,168
3.050%, 10/15/14	20,000,000	21,065,520
U.S. Central Federal Credit Union 1.250%, 10/19/11	20,000,000	20,142,780

		212,003,699

Total Corporate Bonds & Notes (Identified Cost $296,101,849)		293,018,702

Mortgage-Backed Securities—6.3%

Collateralized-Mortgage Obligation—4.8%
American Home Mortgage Assets 0.451%, 11/25/36 (a)	3,910,160	2,162,639
0.451%, 09/25/46 (a)	1,370,509	753,172
Banc of America Funding Corp. 3.093%, 06/20/35 (a)	613,994	347,835
5.791%, 10/25/36 (a)	41,883	39,203
Banc of America Mortgage Securities, Inc. 2.945%, 07/25/35 (a)	311,015	266,434
Bear Stearns Alt-A Trust 5.170%, 05/25/36 (a)	2,531,599	1,175,677
Citigroup Mortgage Loan Trust, Inc. 2.680%, 12/25/35 (a)	590,132	563,778
Countrywide Alternative Loan Trust 0.461%, 07/20/46 (a)	6,743,386	3,149,647
0.491%, 07/20/35 (a)	2,056,927	1,305,801
0.551%, 05/25/34 (a)	6,012,263	4,619,949
1.361%, 02/25/36 (a)	3,247,891	2,092,785
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.621%, 03/25/35 (a)	264,676	218,192
0.681%, 07/25/36 (a)	2,412,090	1,966,254
Deutsche Mortgage Securities, Inc. (144A) 5.209%, 06/26/35 (a)	4,870,000	4,476,816
FDIC Structured Sale Gauranteed Notes (144A) 0.811%, 02/25/48(a)	6,246,046	6,255,852
First Horizon Alternative Mortgage Securities 0.631%, 02/25/37 (a)	568,607	293,346
GMAC Mortgage Corp. Loan Trust 3.162%, 11/19/35 (a)	1,327,339	1,150,832
Greenpoint Mortgage Funding Trust 0.341%, 02/25/47 (a)	540,722	408,473
GSMPS Mortgage Loan Trust (144A) 0.611%, 01/25/35 (a)	718,013	609,767
0.611%, 09/25/35 (a)	920,139	763,336
0.661%, 06/25/34 (a)	1,244,193	1,050,064
4.324%, 06/25/34 (a)	6,830,484	5,773,412

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2010

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
GSR Mortgage Loan Trust 2.868%, 04/25/35 (a)	$1,569,753	$1,392,484
Harborview Mortgage Trust 0.411%, 03/19/38 (a)	670,353	427,124
0.441%, 11/19/46 (a)	263,353	141,558
0.461%, 09/19/46 (a)	610,380	379,996
Impac Secured Assets CMN Owner Trust 0.581%, 03/25/36 (a)	7,126,332	3,841,114
JPMorgan Mortgage Trust 4.282%, 06/25/34 (a)	732,736	710,323
Lehman XS Trust 0.391%, 06/25/37 (a)	467,107	235,590
Luminent Mortgage Trust 0.451%, 05/25/46 (a)	4,495,929	2,566,155
MASTR Adjustable Rate Mortgages Trust 0.461%, 05/25/47 (a)	9,201,352	5,181,787
1.142%, 12/25/46 (a)	9,747,876	3,179,377
2.607%, 02/25/34 (a)	368,926	320,020
3.572%, 12/25/34 (a)	33,632	25,026
MASTR Reperforming Loan Trust (144A) 0.611%, 05/25/35 (a)	604,147	493,170
4.193%, 05/25/35 (a)	6,555,928	4,855,760
5.521%, 05/25/36 (a)	5,835,548	5,377,580
6.000%, 08/25/34	160,406	158,945
7.000%, 08/25/34	724,075	737,907
MASTR Seasoned Securitization Trust 4.174%, 10/25/32 (a)	45,936	41,331
Merrill Lynch Mortgage Investors, Inc. 0.531%, 04/25/35 (a)	103,154	75,883
Morgan Stanley Mortgage Loan Trust 0.331%, 06/25/36 (a)	1,121,625	571,441
2.352%, 06/26/36 (a)	4,519,689	4,264,232
2.660%, 07/25/35 (a)	550,154	402,190
2.794%, 10/25/34 (a)	304,798	286,742
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	69,574	69,873
Novastar Mortgage-Backed Notes 0.451%, 09/25/46 (a)	4,387,016	2,786,628
Provident Funding Mortgage Loan Trust 2.829%, 10/25/35 (a)	350,710	329,985
3.042%, 05/25/35 (a)	2,054,551	1,778,430
Residential Accredit Loans, Inc. 0.351%, 10/25/46 (a)	858,370	848,057
0.421%, 01/25/37 (a)	791,074	468,434
0.661%, 10/25/45 (a)	689,102	384,566
4.027%, 12/25/35 (a)	3,907,396	2,320,681
Residential Funding Mortgage Securities I 4.750%, 12/25/18	1,766,405	1,794,609
SACO I, Inc. (144A) 8.718%, 06/25/21 (a)	3,322,385	3,510,547
Structured Adjustable Rate Mortgage Loan Trust 2.655%, 05/25/35 (a)	7,635,494	5,510,604
Structured Asset Mortgage Investments, Inc. 0.441%, 09/25/37 (a)	4,188,073	2,438,535
0.441%, 07/25/46 (a)	448,547	265,784

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Structured Asset Mortgage Investments, Inc. 0.471%, 08/25/36 (a)	$308,970	$192,963
Structured Asset Securities Corp. (144A) 0.611%, 04/25/35 (a)	5,165,815	4,394,388
0.661%, 09/25/33 (a)	77,182	66,610
4.276%, 06/25/35 (a)	314,773	268,741
Thornburg Mortgage Securities Trust 0.391%, 06/25/37 (a)	5,738,462	5,645,975
6.180%, 09/25/37 (a)	256,098	248,642
6.196%, 09/25/37 (a)	249,836	232,639
WaMu Mortgage Pass-Through Certificates 0.521%, 11/25/45 (a)	138,168	116,097
0.531%, 12/25/45 (a)	3,756,700	3,192,831
0.551%, 12/25/45 (a)	297,417	229,772
0.581%, 08/25/45 (a)	345,418	291,952
0.661%, 08/25/45 (a)	709,762	494,721
1.078%, 06/25/47 (a)	373,356	247,889
2.722%, 04/25/35 (a)	100,000	83,170

		113,322,122

Commercial Mortgage-Backed Securities—1.5%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	84,136
FDIC Structured Sale Guaranteed Notes (144A) 2.980%, 12/06/20	35,000,000	34,926,500

		35,010,636

Total Mortgage-Backed Securities (Identified Cost $172,414,180)		148,332,758

Asset-Backed Securities—3.7%

Asset Backed—Credit Card—1.9%
Citibank Credit Card Issuance Trust 2.250%, 12/23/14	42,000,000	42,934,895
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.430%, 09/15/18 (a)	2,172,443	1,973,587

		44,908,482

Asset Backed—Home Equity—0.1%
Bayview Financial Aquisition Trust 0.846%, 08/28/44 (a)	31,966	30,623
Bayview Financial Asset Trust (144A) 0.861%, 12/25/39 (a)	554,876	405,226
Bear Stearns Asset Backed Securities Trust 0.371%, 12/25/36 (a)	652,597	637,847
EMC Mortgage Loan Trust (144A) 0.711%, 12/25/42 (a)	140,760	89,832
IndyMac Seconds Asset Backed Trust 0.391%, 06/25/36 (a)	5,194,084	618,252
Morgan Stanley Mortgage Loan Trust 0.351%, 09/25/46 (a)	371,306	182,535
0.411%, 03/25/36 (a)	2,636,253	701,486

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2010

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed—Home Equity—(Continued)
Option One Mortgage Loan Trust 0.841%, 06/25/33 (a)	$184,109	$155,792
Structured Asset Securities Corp. (144A) 0.371%, 02/25/36 (a)	2,859,907	72,124

		2,893,717

Asset Backed—Other—0.7%
AAMES Mortgage Investment Trust (144A) 0.411%, 08/25/35 (a)	29,383	29,289
ACE Securities Corp. 0.391%, 02/25/31 (a)	2,017,048	1,517,346
Amortizing Residential Collateral Trust 0.541%, 01/01/32 (a)	90,566	67,478
Countrywide Home Equity Loan Trust 0.400%, 07/15/36 (a)	2,811,069	1,562,010
0.410%, 11/15/36 (a)	100,354	76,221
0.540%, 02/15/34 (a)	507,627	282,328
0.550%, 02/15/34 (a)	328,416	202,039
0.630%, 12/15/28 (a)	197,739	166,490
0.810%, 08/15/37 (a)	553,834	425,384
Fremont Home Loan Trust 0.361%, 08/25/36 (a)	193,186	76,824
GMAC Mortgage Corp. Loan Trust 0.441%, 12/25/36 (a)	1,165,354	748,556
0.471%, 11/25/36 (a)	6,249,793	3,443,592
GSAMP Trust 0.351%, 07/05/36 (a)	1,408,893	171,327
GSR Mortgage Loan Trust 0.531%, 11/25/30 (a)	857,342	112,765
Lehman XS Trust 0.351%, 02/25/37 (a)	806,959	758,321
0.381%, 06/25/37 (a)	2,514,921	1,587,280
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	1,752,231	1,105,966
RAAC Series (144A) 0.531%, 05/25/36 (a)	3,094,193	1,985,491
SACO I, Inc. 0.521%, 06/25/36 (a)	2,154,266	688,913
0.561%, 04/25/36 (a)	810,526	244,282
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	1,469,182	1,171,443
WMC Mortgage Loan Pass-Through Certificates 0.891%, 07/20/29 (a)	47,911	44,186

		16,467,531

Asset Backed—Student Loan—1.0%
National Credit Union Administration Guaranteed Notes 0.611%, 12/07/20 (a)	20,000,000	20,021,000

Security Description	Shares/Par Amount	Value*

Asset Backed—Student Loan—(Continued)
Nelnet Student Loan Trust 1.768%, 04/25/24 (a)	$2,490,000	$2,548,529

		22,569,529

Total Asset-Backed Securities (Identified Cost $105,254,542)		86,839,259

Foreign Government & Agency Obligations—0.9%

Sovereign—0.9%
Egypt Government AID Bonds	20,000,000	21,921,200

Total Foreign Government & Agency Obligations (Identified Cost $22,448,760)		21,921,200

Preferred Stock—0.0%

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (c)	150,025	94,366
Federal National Mortgage Association (c)	108,775	60,914

Total Preferred Stock (Identified Cost $6,470,000)		155,280

Short Term Investments—20.0%

Discount Notes—4.7%
Federal Home Loan Mortgage Corp. 0.190%, 05/09/11	750,000	749,501
0.285%, 01/25/11	20,000,000	19,996,200
0.270%, 02/22/11 (b)	90,000,000	89,964,900

		110,710,601

Mutual Funds—15.1%
State Street Navigator Securities Lending Prime Portfolio (e)	355,564,358	355,564,358

Repurchase Agreement—0.2%
Barclays Capital Repurchase Agreement dated 12/31/10 at 0.120% to be repurchased at $995,010 on 01/03/11, collateralized by $941,000 U.S. Treasury Bond due 05/15/38 with a value of $974,100	955,000	955,000

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2010

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—(Continued)
Deutsche Bank Repurchase Agreement dated 12/31/10 at 0.210% to be repurchased at $2,745,048 on 01/03/11, collateralized by $2,849,000 Federal Home Loan Mortgage Corp. due 08/17/20 with a value of $2,799,900	$2,745,000	$2,745,000

		3,700,000

Total Short Term Investments (Identified Cost $469,974,959)		469,974,959

Total Investments—135.2% (Identified Cost $3,269,641,579) (f)		3,181,853,902
Liabilities in excess of other assets		(827,595,120)

Net Assets—100.0%		$2,354,258,782

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $402,278,266 and the collateral received consisted of cash in the amount of $355,564,358 and non-cash collateral with a value of $53,568,790. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Non-Income Producing.
(d)	All or a portion of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $3,276,432,617. The aggregate unrealized appreciation and depreciation of investments was $ 8,975,614 and $(103,517,848), respectively, resulting in net unrealized depreciation of $(94,542,234) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $80,529,263, which is 3.4% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2010	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 5 Year Futures	3/31/0211	(1,107)	$(132,201,230)	$(130,314,656)	$1,886,574
U.S. Treasury Notes 10 Year Futures	3/22/2011	(1,195)	(148,366,554)	(143,922,812)	4,443,742
U.S. Treasury Notes 30 Year Futures	3/22/2011	(450)	(54,707,506)	(54,956,250)	(248,744)

Net Unrealized Appreciation					$6,081,572

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies *	$—	$2,161,611,744	$—	$2,161,611,744
Total Corporate Bonds & Notes *	—	293,018,702	—	293,018,702
Total Mortgage-Backed Securities *	—	148,332,758	—	148,332,758
Total Asset-Backed Securities *	—	86,839,259	—	86,839,259
Total Foreign Government & Agency Obligations *	—	21,921,200	—	21,921,200
Total Preferred Stock *	155,280	—	—	155,280
Short Term Investments
Discount Notes	—	110,710,601	—	110,710,601
Mutual Funds	355,564,358	—	—	355,564,358
Repurchase Agreement	—	3,700,000	—	3,700,000
Total Short Term Investments	355,564,358	114,410,601	—	469,974,959
Total Investments	$355,719,638	$2,826,134,264	$—	$3,181,853,902

Futures Contracts **
Futures Contracts Short (Net Appreciation)	$6,081,572	$—	$—	$6,081,572

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument. See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Investments at value (a) (b)		$3,181,853,902
Cash		438,194
Receivable for:
Securities sold		206,553,244
Fund shares sold		3,370,423
Accrued interest and dividends		9,626,644
Miscellaneous asset		36,481

Total Assets		3,401,878,888
Liabilities
Payable for:
Securities purchased	$688,503,972
Fund shares redeemed	1,002,083
Futures variation margin	1,393,672
Collateral for securities loaned	355,564,358
Accrued expenses:
Management fees	925,042
Distribution and service fees	105,867
Deferred directors’ fees	23,992
Other expenses	101,120

Total Liabilities		1,047,620,106

Net Assets		$2,354,258,782

Net assets consists of:
Paid in surplus		$2,329,584,638
Undistributed net investment income		35,298,336
Accumulated net realized gains		71,045,431
Unrealized depreciation on investments		(81,669,623)

Net Assets		$2,354,258,782

Net Assets
Class A		$1,830,221,556
Class B		466,462,042
Class E		57,575,184
Capital Shares (Authorized) Outstanding
Class A (200,000,000)		150,351,586
Class B (55,000,000)		38,507,614
Class E (15,000,000)		4,748,198
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.17
Class B		12.11
Class E		12.13

(a)	Identified cost of investments was $3,269,641,579.
(b)	Includes securities on loan with a value of $402,278,266.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Interest (a)		$38,826,176

Expenses
Management fees	$9,921,994
Distribution and service fees—Class B	1,042,256
Distribution and service fees—Class E	92,417
Directors’ fees and expenses	49,064
Custodian and accounting	189,796
Audit and tax services	37,612
Legal	37,954
Shareholder reporting	127,027
Insurance	24,706
Miscellaneous	18,620

Total expenses	11,541,446
Management fee waivers	(150,000)	11,391,446

Net Investment Income		27,434,730

Net Realized and Unrealized Gain
Net realized gain on:
Investments	70,116,791
Futures contracts	8,054,260
Options	480,978	78,652,029

Net change in unrealized appreciation (depreciation) on:
Investments	(7,804,662)
Futures contracts	9,960,529
Options	(33,736)	2,122,131

Net realized and unrealized gain		80,774,160

Net Increase in Net Assets From Operations		$108,208,890

(a)	Includes net income on securities loaned of $410,148.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,434,730	$43,671,969
Net realized gain	78,652,029	22,872,526
Net change in unrealized appreciation (depreciation)	2,122,131	(2,882,037)

Increase in net assets from operations	108,208,890	63,662,458

From Distributions to Shareholders
Net investment income
Class A	(36,519,996)	(46,093,982)
Class B	(9,633,594)	(12,466,871)
Class E	(1,629,081)	(2,965,636)

	(47,782,671)	(61,526,489)

Net realized capital gain
Class A	(3,850,000)	0
Class B	(1,112,791)	0
Class E	(181,585)	0

	(5,144,376)	0

Total distributions	(52,927,047)	(61,526,489)

Increase in net assets from capital share transactions	619,096,309	358,803,781

Total increase in net assets	674,378,152	360,939,750

Net Assets
Beginning of the period	1,679,880,630	1,318,940,880

End of the period	$2,354,258,782	$1,679,880,630

Undistributed Net Investment Income
End of the period	$35,298,336	$47,705,528

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	52,821,956	$632,949,426	30,332,874	$353,242,963
Reinvestments	3,426,995	40,369,996	4,043,332	46,093,982
Redemptions	(12,027,846)	(145,968,803)	(11,228,204)	(132,056,669)

Net increase	44,221,105	$527,350,619	23,148,002	$267,280,276

Class B
Sales	14,077,996	$170,227,588	12,918,419	$150,972,609
Reinvestments	915,365	10,746,385	1,096,471	12,466,871
Redemptions	(6,662,126)	(80,552,801)	(5,656,824)	(66,099,386)

Net increase	8,331,235	$100,421,172	8,358,066	$97,340,094

Class E
Sales	559,687	$6,772,136	606,852	$7,118,191
Reinvestments	154,099	1,810,666	260,830	2,965,636
Redemptions	(1,428,646)	(17,258,284)	(1,357,550)	(15,900,416)

Net decrease	(714,860)	$(8,675,482)	(489,868)	$(5,816,589)

Increase derived from capital share transactions		$619,096,309		$358,803,781

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.86	$11.92	$12.48	$12.30	$12.22

Income (Loss) from Investment Operations
Net investment income	0.17 (a)	0.36 (a)	0.50 (a)	0.57 (a)	0.46
Net realized and unrealized gain (loss) on investments	0.51	0.13	(0.53)	(0.05)	0.03

Total from investment operations	0.68	0.49	(0.03)	0.52	0.49

Less Distributions
Distributions from net investment income	(0.33)	(0.55)	(0.53)	(0.34)	(0.41)
Distributions from net realized capital gains	(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.37)	(0.55)	(0.53)	(0.34)	(0.41)

Net Asset Value, End of Period	$12.17	$11.86	$11.92	$12.48	$12.30

Total Return (%)	5.81	4.33	(0.36)	4.35	4.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.52	0.52	0.54	0.58
Net ratio of expenses to average net assets (%) (b)	0.49	0.52	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.36	3.04	4.12	4.66	4.36
Portfolio turnover rate (%)	551	262	436	685	835
Net assets, end of period (in millions)	$1,830.22	$1,259.02	$989.32	$1,032.05	$886.81

	Class B
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.81	$11.87	$12.43	$12.25	$12.16

Income (Loss) from Investment Operations
Net investment income	0.13 (a)	0.32 (a)	0.46 (a)	0.54 (a)	0.44
Net realized and unrealized gain (loss) on investments	0.51	0.14	(0.52)	(0.05)	0.02

Total from investment operations	0.64	0.46	(0.06)	0.49	0.46

Less Distributions
Distributions from net investment income	(0.30)	(0.52)	(0.50)	(0.31)	(0.37)
Distributions from net realized capital gains	(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.34)	(0.52)	(0.50)	(0.31)	(0.37)

Net Asset Value, End of Period	$12.11	$11.81	$11.87	$12.43	$12.25

Total Return (%)	5.49	4.08	(0.53)	4.03	3.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.77	0.77	0.79	0.83
Net ratio of expenses to average net assets (%) (b)	0.74	0.77	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.12	2.79	3.87	4.41	4.08
Portfolio turnover rate (%)	551	262	436	685	835
Net assets, end of period (in millions)	$466.46	$356.30	$258.92	$226.69	$182.47

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.82	$11.88	$12.44	$12.26	$12.18

Income (Loss) from Investment Operations
Net investment income	0.15 (a)	0.34 (a)	0.48 (a)	0.55 (a)	0.54
Net realized and unrealized gain (loss) on investments	0.51	0.14	(0.53)	(0.05)	(0.07)

Total from investment operations	0.66	0.48	(0.05)	0.50	0.47

Less Distributions
Distributions from net investment income	(0.31)	(0.54)	(0.51)	(0.32)	(0.39)
Distributions from net realized capital gains	(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	(0.54)	(0.51)	(0.32)	(0.39)

Net Asset Value, End of Period	$12.13	$11.82	$11.88	$12.44	$12.26

Total Return (%)	5.67	4.19	(0.43)	4.13	3.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.67	0.67	0.69	0.73
Net ratio of expenses to average net assets (%) (b)	0.64	0.67	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.20	2.94	3.98	4.51	4.13
Portfolio turnover rate (%)	551	262	436	685	835
Net assets, end of period (in millions)	$57.58	$64.56	$70.71	$91.64	$102.22

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

amortization and accretion of debt securities, paydown reclasses, futures transactions, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar- denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2010	% per Annum	Average Daily Net Assets
$9,921,994	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2010 to April 30, 2011, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million

An identical expense agreement was in place for the period December 1, 2009 through April 30, 2010. Amounts waived for the year ended December 31, 2010 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$10,909,064,325	$564,078,694	$9,651,640,524	$345,703,127

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2010 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	510	$259,080
Options written	1,007	442,243
Options bought back	(1,010)	(544,621)
Options expired	(507)	(156,702)

Options outstanding December 31, 2010	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2009	354	$201,762
Options written	463	99,933
Options bought back	(510)	(175,849)
Options expired	(307)	(125,846)

Options outstanding December 31, 2010	0	$0

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument. Written option activity for the year ended December 31, 2010 is indicated in Note 4 of the Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2010, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risks	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized depreciation on investments	$6,081,572	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location	Interest Rate
Statement of Operations—Net Realized Gain
Futures Contracts	$8,054,260
Options (a)	(89,696)

Total	$7,964,564

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$9,960,529
Options	(33,736)

Total	$9,926,793

Average Notional Amount	Interest Rate
Futures Contracts Short	(198,475,000)
Futures Contracts Long	140,675,000
Options Purchased	259,417
Options Written	(907,250)

(a)	Includes options purchased which are part of realized gain (loss) on investments as shown in the Statement of Operations.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$52,927,047	$61,526,489	$—	$—	$—	$—	$52,927,047	$61,526,489

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Unrealized Depreciation	Loss Carryforwards	Total
$110,584,429	$8,655,943	$(94,542,232)	$—	$24,698,140

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-30

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-31

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Metropolitan Series Fund, Inc. Zenith Equity Portfolio Annual Report	December 31, 2010

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the one year period ended December 31, 2010, the Zenith Equity Portfolio returned 14.14%. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 15.06%.

ECONOMIC AND MARKET REVIEW

Overall, it was a good year for investors as most capital markets produced positive returns; however, volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

Common stocks produced a second straight strong year as measured by a 15.1% return in the S&P 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Midcap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., foreign growth style stocks outperformed foreign value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

PORTFOLIO REVIEW

The Portfolio is a ‘fund of funds’ consisting of underlying portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Pioneer Fund Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. MetLife Advisers expects that the combination of these three underlying portfolios will provide a diversified portfolio with exposure to primarily large cap stocks with both value and growth characteristics.

While all three components of the Portfolio posed double digit returns, the performance of the underlying portfolios was in some ways unexpected. 2010 generally favored growth style stocks, but the Jennison Growth Portfolio trailed both the broad indices and the other two underlying portfolios. The FI Value Leaders Portfolio performed in line with its style specific index. Bond insurer MBIA, which had lost over 70% of its value during the credit crisis, was the biggest single contributor to performance; its price rose on improving credit loss trends at banks. Bank of America was the biggest detractor. The Pioneer Fund Portfolio was the biggest contributor to both absolute and relative performance due in part to an overweight and strong security selection in the strong Industrials sector: they owned manufacturers PACCAR, Deere, and Caterpillar. Despite its growth style slant, the Jennison Growth Portfolio trailed the broad index due primarily to an overweight and poor selection in the Health Care sector and poor security selection in Financial Services. Within Health Care, they owned poor performers Baxter International and Gilead Sciences. In Financials, they owned Charles Schwab, who was hurt by fee waivers on some of its low-yielding money market funds.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2010

	1 Year	5 Year	10 Year
Zenith Equity Portfolio	14.14	0.84	0.90
S&P 500 Index	15.06	2.29	1.41

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010

Top Holdings

% of Net Assets
Pioneer Fund Portfolio, (Class A)	34.1
Jennison Growth Portfolio, (Class A)	33.5
FI Value Leaders Portfolio, (Class A)	32.4

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010
Class A(a)	Actual	0.68%	$1,000.00	$1,247.10	$3.85
	Hypothetical*	0.68%	$1,000.00	$1,021.74	$3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2010

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,226,778	$173,883,447
Jennison Growth Portfolio, (Class A) (a)	14,874,991	180,136,137
Pioneer Fund Portfolio, (Class A) (b)	12,970,603	183,534,037

Total Mutual Funds (Identified Cost $551,262,879)		537,553,621

Total Investments—100.0% (Identified Cost $551,262,879) (c)		537,553,621
Other assets less liabilities		(63,738)

Net Assets—100.0%		$537,489,883

(a)	A Portfolio of Metropolitan Series Fund, Inc.

(b)	A Portfolio of Met Investors Series Trust.

(c)	As of December 31, 2010, the aggregate cost of investments for federal income tax purposes was $563,008,837. The aggregate unrealized appreciation and depreciation of investments was $23,388,988 and $(48,844,204), respectively, resulting in net unrealized depreciation of $(25,455,216) for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$537,553,621	$—	$—	$537,553,621
Total Investments	$537,553,621	$—	$—	$537,553,621

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2010

Assets
Affiliated investments at value (a)		$537,553,621
Cash		1
Receivable for:
Securities sold		705,612
Fund shares sold		1,355

Total Assets		538,260,589
Liabilities
Payable for:
Fund shares redeemed	$706,967
Accrued expenses:
Deferred directors’ fees	41,442
Other expenses	22,297

Total Liabilities		770,706

Net Assets		$537,489,883

Net assets consists of:
Paid in surplus		$584,605,867
Undistributed net investment income		5,215,259
Accumulated net realized losses		(38,621,985)
Unrealized depreciation on investments		(13,709,258)

Net Assets		$537,489,883

Net Assets
Class A		$537,489,883
Capital Shares (Authorized) Outstanding
Class A (3,000,000)		1,685,962
Net Asset Value, Offering and Redemption Price Per Share
Class A		$318.80

(a)	Identified cost of investments was $551,262,879.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios		$5,349,433

Expenses
Directors’ fees and expenses	$18,194
Custodian and accounting	29,540
Audit and tax services	22,820
Legal	9,309
Miscellaneous	9,049

Total expenses		88,912

Net Investment Income		5,260,521

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(6,667,826)
Net change in unrealized appreciation on:
Investments		69,629,684

Net realized and unrealized gain		62,961,858

Net Increase in Net Assets From Operations		$68,222,379

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,260,521	$8,382,345
Net realized loss	(6,667,826)	(16,472,621)
Net change in unrealized appreciation	69,629,684	135,418,977

Increase in net assets from operations	68,222,379	127,328,701

From Distributions to Shareholders
Net investment income	(8,089,578)	(27,074,881)
Net realized capital gain	0	(66,972,312)

Total distributions	(8,089,578)	(94,047,193)

Increase (decrease) in net assets from capital share transactions	(51,892,873)	40,977,460

Total increase in net assets	8,239,928	74,258,968

Net Assets
Beginning of the period	529,249,955	454,990,987

End of the period	$537,489,883	$529,249,955

Undistributed Net Investment Income
End of the period	$5,215,259	$8,044,316

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Value	Shares	Value
Sales	27,227	$7,761,068	42,840	$10,865,006
Reinvestments	26,615	8,089,578	449,771	94,047,193
Redemptions	(235,062)	(67,743,519)	(251,971)	(63,934,739)

Net increase (decrease)	(181,220)	$(51,892,873)	240,640	$40,977,460

Increase (decrease) derived from capital share transactions		$(51,892,873)		$40,977,460

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

Selected per share data
	Year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$283.45	$279.73	$468.93	$448.85	$416.68

Income (Loss) From Investment Operations
Net investment income	2.95 (a)	4.55 (a)	7.34 (a)	2.91 (a)	3.40
Net realized and unrealized gain (loss) on investments	36.89	59.16	(183.50)	20.66	31.01

Total from investment operations	39.84	63.71	(176.16)	23.57	34.41

Less Distributions
Distributions from net investment income	(4.49)	(17.27)	(10.38)	(3.49)	(2.24)
Distributions from net realized capital gains	0.00	(42.72)	(2.66)	0.00	0.00

Total distributions	(4.49)	(59.99)	(13.04)	(3.49)	(2.24)

Net Asset Value, End of Period	$318.80	$283.45	$279.73	$468.93	$448.85

Total Return (%)	14.14	30.41	(38.52)	5.26	8.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (b)	0.02	0.02	0.01	0.01	0.01
Ratio of net investment income to average net assets (%) (c)	1.02	1.80	1.92	0.62	0.72
Portfolio turnover rate (%)	2	5	17	11	6
Net assets, end of period (in millions)	$537.49	$529.25	$454.99	$852.98	$937.98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2010

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-five series, each of which represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2010 were $10,592,246 and $65,305,341, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2009	Shares Purchased	Shares Sold	Number of shares held as of December 31, 2010
FI Value Leaders Portfolio	1,393,395	21,648	188,265	1,226,778
Jennison Growth Portfolio	16,346,236	396,127	1,867,372	14,874,991
Pioneer Fund Portfolio	14,333,327	257,621	1,620,345	12,970,603

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2010
FI Value Leaders Portfolio	$(3,913,005)	$0	$2,738,928	$173,883,447
Jennison Growth Portfolio	1,765,055	0	1,038,496	180,136,137
Pioneer Fund Portfolio	(4,520,346)	0	1,572,009	183,534,037

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$8,089,578	$27,231,226	$—	$66,815,967	$—	$—	$8,089,578	$94,047,193

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$5,256,701	$—	$(25,455,216)	$(26,545,177)	$(46,743,692)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had capital loss carryforwards of $19,575,090 expiring on December 31, 2017 and $6,970,087 capital loss carryforwards expiring on December 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$330,850

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenith Equity Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying portfolio. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenith Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

MSF-12

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)

Directors and Officers

The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Director who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Directors.”

The Directors(1)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Elizabeth M. Forget* (44)	President and Director	Indefinite; From 2006 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Met Investor Series Trust since December 2000.

Arthur G. Typermass* (73)	Director	Indefinite; From 1998 to present	Formerly, Senior Vice President and Treasurer, MetLife.	35	None.

Independent Directors(1)
Steve A. Garban† (73)	Director	Indefinite; From 1985 to present	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	35	None.

Linda B. Strumpf (63)	Director	Indefinite; From 2000 to present	Chief Investment Officer, Helmsley Charitable Trust; formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	35	None.

Michael S. Scott Morton† (73)	Director	Indefinite; From 1993 to present	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology.	35	None.

Nancy Hawthorne (60)	Director	Indefinite; From 2003 to present	Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).	35	Director, Avid Technology (computer software company)**; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.**; formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)**; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)**.

John T. Ludes (74)	Director	Indefinite; From 2003 to present	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	35	None.

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Director	Other Directorships Held by Director During the Past 5 Years
Dawn M. Vroegop (44)	Director	Indefinite; From 2009 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Independent Trustee of MIST since December 2000; From 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation.

Keith M. Schappert (60)	Director	Indefinite; From 2009 to present	President, Schappert Consulting LLC; Director, The Commonfund; formerly, Vice Chairman, OneCapital Management Co.; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	35	Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Director, Soleil Securities.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland (58)	Senior Vice President	From 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc; Vice President, MetLife; Senior Vice President, NELICO.

Peter H. Duffy (55)	Vice President and Treasurer	From 2000 to present	Senior Vice President, MetLife Advisers; Second Vice President, NELICO; Vice President, MetLife; Vice President, MetLife Group, Inc.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Fund (35 Portfolios) and Met Investors Series Trust (49 portfolios).
*	Ms. Forget is an “interested person” of the Fund as a result of her affiliation with the Adviser and the Distributor. Mr. Typermass is an “interested person” of the Fund because he owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust.
(1)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Life Insurance Company or New England Securities Corporation are omitted if not materially different.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling (800) 848-3854.

MSF-14

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Contract Review Committees of the Fund’s Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding, among other things, (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial statements and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment personnel of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of the Contract Review Committees on September 22, 2010, the Board, including the Independent Directors, at its November 16-17, 2010 meeting, approved the continuation through December 31, 2011 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and the Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors,

MSF-15

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that MetLife Advisers expressed confidence in such Portfolio’s subadviser’s investment process and portfolio management team; (iii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iv) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (v) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ Fees and total expense levels to those of their peer groups. The Directors noted that the data showed the Fees and total expenses to be generally within the range of comparable mutual funds, although the Fees and total expenses with respect to a limited number of the Portfolios were at or towards the higher end of the range. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio.

The Directors considered information provided by the subadvisers regarding the fees they charge for managing other accounts with investment strategies substantially similar to those of the Portfolio(s) they subadvise, including, where applicable, institutional separate accounts and other mutual funds. The Directors noted that, although the fees charged to the Portfolios are generally comparable to or lower than the fees charged to the subadvisers’ other clients, in certain instances the subadvisers charge lower fees to other clients. The Directors considered that the administrative, compliance, reporting and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts. The Directors also considered that there is substantially greater legal and other risk to the subadvisers in managing mutual funds than in managing private accounts. In respect of the subadvisers’ other clients that are mutual funds, the Directors also considered that in certain instances the subadvisers provide a broader range of services to those other clients because they serve as the investment adviser and manager (rather than merely as subadviser) to those other mutual funds. After reviewing these and related factors, the Directors concluded that the differences between the services that the subadvisers provide to the Portfolios and those they provide to institutional separate accounts and to mutual funds for which they serve as the investment adviser and manager (rather than as subadviser) substantially limit the probative value of comparisons to those other clients.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios

MSF-16

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding the costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any and where available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the Advisers’ brokerage practices, if applicable, including commission rates paid, the quality of trade execution and the use of soft dollars to obtain brokerage and research services;

•	the quality of certain subadvisers’ “back office” operations and MetLife Adviser’s process for assessing and monitoring those operations;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2011.

MSF-17

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Item 2. Code of Ethics.

As of December 31, 2010, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit - Related Fees	Tax Fees	All Other Fees
2009	$940,400	$0	$301,000	$0
2010	$961,000	$0	$305,260	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2009 and June 30, 2010 respectively; and (ii) related to reorganizations involving certain portfolios of the Registrant.

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2009	$7,600,000
2010	$7,200,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(2) Certifications required by Rule 30a-2(a) under the Act.

(3) Not applicable.

(b) Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	March 3, 2011

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	March 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	March 3, 2011

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	March 3, 2011

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act